EXHIBIT 2.1

                                                   HEARING DATE: JANUARY 6, 2004
                                   HEARING TIME: 10:00 A.M. (NEW YORK CITY TIME)

WEIL, GOTSHAL & MANGES LLP
Attorneys for the Debtors
767 Fifth Avenue
New York, New York 10153
(212) 310-8000
Martin J. Bienenstock (MB 3001)
Brian S. Rosen (BR 0571)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

--------------------------------- X
                                  :
IN RE                             :      CHAPTER 11
                                  :
ENRON CORP., ET AL.,              :      CASE NO. 01-16034 (AJG)
                                  :
                                  :      JOINTLY ADMINISTERED
                DEBTORS.          :
--------------------------------- X

                 NOTICE OF FILING OF (I) EXHIBIT F TO THE PLAN,
              (II) DISCLOSURE STATEMENT SECTION I.C.2., "SUMMARY OF
               CLASSIFICATION AND TREATMENT", AND (III) APPENDICES
                    C, L, N AND P TO THE DISCLOSURE STATEMENT

                  PLEASE TAKE NOTICE THAT, on December 17, 2003, the Debtors, filed with the Bankruptcy Court, respectively, their (i) Third Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated December 17, 2003 (the "Plan") and (ii) Disclosure Statement for Third Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code, dated December 17, 2003 (the "Disclosure Statement").

                  PLEASE TAKE FURTHER NOTICE THAT, the Debtors have filed, attached hereto, "Exhibit F - Allowed Intercompany Claim" to the Plan.

                  PLEASE TAKE FURTHER NOTICE THAT, the Debtors have filed, attached hereto, revised versions of the following portions of the Disclosure
Statement:

                  (i)      Section I.C.2., " Summary of Classification and
                           Treatment";

                  (ii)     Appendix C: "Estimated Assets, Claims and
                           Distributions";

                  (iii)    Appendix L: "Liquidation Analysis";

                  (iv)     Appendix N: "Intercompany Value Flow Analysis"; and

                  (v)      Appendix P: "Components of Distributions Under the
                           Plan."

                  PLEASE TAKE FURTHER NOTICE THAT, the aforementioned changes reflected in the Plan and Disclosure Statement may be examined by interested parties by accessing the Court's official website at www.nysb.uscourts.gov, Enron's website at www.enron.com/corp/por/, and the Court-appointed independent website at www.elaw4enron.com. In addition, by close of business on December 30, 2003, a comparison of the above changed portions of the Plan and Disclosure Statement compared to the December 17, 2003 Plan and Disclosure Statement may be examined by accessing Enron's website at www.enron.com/corp/por/. However, due to the comparison software, the comparison may not reflect certain changes made to various charts and tables appearing in the attachments to Appendices C, N and P and certain errors or variances may appear therein. Accordingly, interested parties should not rely solely on the comparison, but should carefully review both the clean versions of the documents, as well as the comparisons in order to identify the changes that have been made.

                  PLEASE TAKE FURTHER NOTICE THAT, the hearing to consider the adequacy of the Disclosure Statement shall be held before the Honorable Arthur
J. Gonzalez, United States Bankruptcy Judge, in Room 523 of the United States Bankruptcy Court for the Southern District of New York, One Bowling Green, New York, New York, on JANUARY 6, 2004 AT 10:00 A.M. (NEW YORK CITY TIME), or as soon thereafter as counsel may be heard.

                  PLEASE TAKE FURTHER NOTICE THAT, the hearing may be adjourned by the Debtors from time to time without further notice to parties in interest other than by an announcement in the Bankruptcy Court of such adjournment on the date scheduled for the hearing.

Dated: New York, New York
       December 29, 2003

                                           By:  /s/ Brian S. Rosen
                                                -------------------------------
                                                Martin J. Bienenstock (MB 3001)
                                                Brian S. Rosen (BR 0571)
                                                Weil, Gotshal & Manges LLP
                                                767 Fifth Avenue
                                                New York, New York 10153
                                                Telephone:  (212) 310-8000
                                                Facsimile:  (212) 310-8007

                                                ATTORNEYS FOR DEBTORS AND
                                                DEBTORS IN POSSESSION

                                    EXHIBIT F
                           ALLOWED INTERCOMPANY CLAIMS

                                    PAYABLES

              DUE FROM                                              DUE TO                                   BALANCE
----------------------------------------  -------------------------------------------------------------  -------------
Artemis Associates, L.L.C.                Enron Corp.                                                      998,253,644
Artemis Associates, L.L.C.                Enron Energy Services Operations, Inc.                             9,493,326
Artemis Associates, L.L.C.                Enron Net Works LLC                                                3,063,436
Artemis Associates, L.L.C.                Enron Property & Services Corp.                                    2,047,769
Artemis Associates, L.L.C.                Enron Energy Services North America, Inc.                            384,111
Artemis Associates, L.L.C.                Enron Transportation Services Company                                 25,238
Artemis Associates, L.L.C.                Enron Asset Management Resources, Inc.                                20,515
Artemis Associates, L.L.C.                EFS Construction Management Services, Inc.                             5,020
Artemis Associates, L.L.C.                Enron Broadband Services, Inc.                                         4,402
Artemis Associates, L.L.C.                Enron Engineering & Construction Company                               3,717
Artemis Associates, L.L.C.                Enron Communications Leasing Corp.                                     1,480
Atlantic Commercial Finance, Inc.         Enron Corp.                                                    2,398,415,056
Atlantic Commercial Finance, Inc.         Enron India LLC                                                   23,683,443
Atlantic Commercial Finance, Inc.         The Protane Corporation                                            1,476,147
Atlantic Commercial Finance, Inc.         Enron Engineering & Construction Company                             101,108
Atlantic Commercial Finance, Inc.         Enron Development Funding Ltd.                                        93,846
Atlantic Commercial Finance, Inc.         Enron Commercial Finance Ltd.                                         65,472
Atlantic Commercial Finance, Inc.         EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                        6,000
Atlantic Commercial Finance, Inc.         Enron Brazil Power Holdings XI Ltd.                                    1,000
Atlantic Commercial Finance, Inc.         Enron Caribe VI Holdings Ltd.                                          1,000
BAM Lease Company                         ENA Asset Holdings L.P.                                          430,000,000
Cabazon Power Partners LLC                EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)      2,200,000
Cabazon Power Partners LLC                Enron Corp.                                                          200,000
Cabazon Power Partners LLC                Enron Wind Development Corp.                                         200,000
Calvert City Power I, L.L.C.              Enron Corp.                                                          650,768
Calvert City Power I, L.L.C.              Enron North America Corp.                                            195,137
Calypso Pipeline, LLC                     Enron Global Markets LLC                                           1,743,201
Calypso Pipeline, LLC                     Atlantic Commercial Finance, Inc.                                    792,587
Calypso Pipeline, LLC                     Enron Corp.                                                          289,324
Calypso Pipeline, LLC                     Enron Operations Services Corp. (ETS)                                167,565
Calypso Pipeline, LLC                     Enron North America Corp.                                              1,982
Calypso Pipeline, LLC                     Enron Broadband Services, Inc.                                         1,310
Clinton Energy Management Services, Inc.  Enron Energy Services Operations, Inc.                           190,028,444
Clinton Energy Management Services, Inc.  Enron North America Corp.                                         15,797,457
Clinton Energy Management Services, Inc.  Enron Energy Services, Inc.                                        7,302,801

               DUE FROM                                                DUE TO                                    BALANCE
------------------------------------------  -----------------------------------------------------------------  -----------
Clinton Energy Management Services, Inc.    Risk Management & Trading Corp.                                      4,703,364
Clinton Energy Management Services, Inc.    Enron Net Works LLC                                                      1,894
Clinton Energy Management Services, Inc.    Enron Property & Services Corp.                                          1,379
Clinton Energy Management Services, Inc.    Enron Operations Services Corp. (ETS)                                       20
DataSystems Group Inc.                      Enron Broadband Services, Inc.                                       4,803,107
DataSystems Group Inc.                      Enron Corp.                                                          3,782,065
E Power Holdings Corp.                      Enron North America Corp.                                            9,599,253
E Power Holdings Corp.                      Enron Asia Pacific/Africa/China LLC                                  3,751,956
E Power Holdings Corp.                      Enron Property & Services Corp.                                         23,632
ECI-Nevada Corp.                            Enron Corp.                                                          5,197,604
ECI-Texas, L.P.                             EnRock, L.P.                                                         3,618,525
ECT Merchant Investments Corp.              Enron Corp.                                                         36,347,439
ECT Merchant Investments Corp.              Enron Engineering & Construction Company                               914,107
ECT Merchant Investments Corp.              Risk Management & Trading Corp.                                        144,096
ECT Merchant Investments Corp.              Enron Net Works LLC                                                     12,000
ECT Merchant Investments Corp.              Enron Energy Services Operations, Inc.                                   1,421
ECT Merchant Investments Corp.              Enron Property & Services Corp.                                            477
ECT Securities GP Corp.                     Enron Corp.                                                              8,972
ECT Securities GP Corp.                     Enron North America Corp.                                                   73
ECT Securities Limited Partnership          Enron Corp.                                                             21,109
ECT Securities Limited Partnership          Enron Property & Services Corp.                                            183
ECT Securities LP Corp.                     Enron Corp.                                                             10,292
ECT Strategic Value Corp.                   Enron Corp.                                                         25,571,688
ECT Strategic Value Corp.                   Risk Management & Trading Corp.                                      4,595,590
ECT Strategic Value Corp.                   Enron North America Corp.                                              619,026
ECT Strategic Value Corp.                   Enron Property & Services Corp.                                          7,248
ECT Strategic Value Corp.                   Enron South America LLC                                                  3,740
ECT Strategic Value Corp.                   Enron Net Works LLC                                                      1,522
EES Service Holdings, Inc.                  Enron Energy Services Operations, Inc.                              15,387,161
EESO Merchant Investments, Inc.             Enron North America Corp.                                           11,455,402
EESO Merchant Investments, Inc.             Enron Corp.                                                          3,806,245
EFS Construction Management Services, Inc.  Enron Corp.                                                          3,444,149
EFS Construction Management Services, Inc.  EFS Holdings, Inc.                                                   1,431,119
EFS Construction Management Services, Inc.  Enron Energy Services Operations, Inc.                                 145,163
EFS Construction Management Services, Inc.  Enron Energy Services, Inc.                                            132,905
EFS Construction Management Services, Inc.  Enron Property & Services Corp.                                         20,084
EFS Construction Management Services, Inc.  Enron Net Works LLC                                                      9,138
EFS Construction Management Services, Inc.  Enron North America Corp.                                                  614
EFS Holdings, Inc.                          Artemis Associates, L.L.C.                                         892,025,523
EFS Holdings, Inc.                          EFS I, Inc (f/k/a Limbach Facility Services, Inc.)                  21,753,409
EFS Holdings, Inc.                          EFS X, Inc. (f/k/a Marlin Electric, Inc.)                              153,754
EFS Holdings, Inc.                          EFS XV, Inc. (f/k/a Mechanical Professional Services, Inc.)             12,000
EFS Holdings, Inc.                          Enron Energy Services Operations, Inc.                                   9,313
EFS Holdings, Inc.                          EFS VII, Inc (f/k/a Limbach Company Holding Company)                       171

               DUE FROM                                                DUE TO                                  BALANCE
------------------------------------------  --------------------------------------------------------------   -----------
EFS I, Inc (f/k/a Limbach Facility
 Services, Inc.)                            EFS IX, Inc. (f/k/a Limbach Company Investment Company)            5,103,432
EFS I, Inc (f/k/a Limbach Facility
 Services, Inc.)                            Enron Net Works LLC                                                  945,730
EFS I, Inc (f/k/a Limbach Facility          EFS XVII, Inc. (f/k/a Harper Mechanical Corporation Investment
 Services, Inc.)                             Company)                                                            848,251
EFS I, Inc (f/k/a Limbach Facility
 Services, Inc.)                            Artemis Associates, L.L.C.                                           607,893
EFS I, Inc (f/k/a Limbach Facility
 Services, Inc.)                            EFS VII, Inc (f/k/a Limbach Company Holding Company)                     443
EFS II, Inc. (f/k/a EFS Construction
 and Services Company)                      EFS IV, Inc. (f/k/a Williard, Inc.)                                   32,108
EFS II, Inc. (f/k/a EFS Construction
 and Services Company)                      Enron Corp.                                                            2,182
EFS III, Inc. (f/k/a EFG Holdings, Inc.)    EFS V, Inc. (f/k/a Williard Inc. Investment Company)                   3,201
EFS IV, Inc. (f/k/a Williard, Inc.)         EFS V, Inc. (f/k/a Williard Inc. Investment Company)              15,995,191
EFS IV, Inc. (f/k/a Williard, Inc.)         EFS III, Inc. (f/k/a EFG Holdings, Inc.)                          15,560,734
EFS IV, Inc. (f/k/a Williard, Inc.)         Enron Corp.                                                        1,840,929
EFS IV, Inc. (f/k/a Williard, Inc.)         Enron Net Works LLC                                                1,096,472
EFS IV, Inc. (f/k/a Williard, Inc.)         Artemis Associates, L.L.C.                                           112,369
EFS IV, Inc. (f/k/a Williard, Inc.)         EFS VI, L.P. (f/k/a Williard Plumbing Company, L.P.)                     900
EFS IX, Inc. (f/k/a Limbach Company
 Investment Company)                        EFS Holdings, Inc.                                                 9,496,520
EFS VII, Inc (f/k/a Limbach Company
 Holding Company)                           EFS IX, Inc. (f/k/a Limbach Company Investment Company)                3,398
EFS VII, Inc (f/k/a Limbach Company
 Holding Company)                           EFS VIII, Inc. (f/k/a Limbach Company)                                   200
EFS VIII, Inc. (f/k/a Limbach Company)      EFS IX, Inc. (f/k/a Limbach Company Investment Company)           33,063,053
EFS VIII, Inc. (f/k/a Limbach Company)      EFS Holdings, Inc.                                                25,857,347
EFS VIII, Inc. (f/k/a Limbach Company)      Enron Corp.                                                        4,058,232
EFS X, Inc. (f/k/a Marlin Electric, Inc.)   Artemis Associates, L.L.C.                                         5,482,254
EFS XI, Inc. (f/k/a PBM Mechanical, Inc.)   Artemis Associates, L.L.C.                                         6,506,388
EFS XI, Inc. (f/k/a PBM Mechanical, Inc.)   EFS X, Inc. (f/k/a Marlin Electric, Inc.)                          2,291,575
EFS XI, Inc. (f/k/a PBM Mechanical, Inc.)   EFS Holdings, Inc.                                                   430,988
EFS XII, Inc. (f/k/a MEP Services, Inc.)    EFS XI, Inc. (f/k/a PBM Mechanical, Inc.)                          5,496,562
EFS XII, Inc. (f/k/a MEP Services, Inc.)    Artemis Associates, L.L.C.                                         1,348,906
EFS XII, Inc. (f/k/a MEP Services, Inc.)    EFS Holdings, Inc.                                                   168,227
EFS XIII, Inc. (f/k/a Harper Mechanical     EFS XVII, Inc. (f/k/a Harper Mechanical Corporation Investment
 Corporation)                                Company)                                                          5,903,565
EFS XIII, Inc. (f/k/a Harper Mechanical
 Corporation)                               EFS Holdings, Inc.                                                   859,278
EFS XIII, Inc. (f/k/a Harper Mechanical
 Corporation)                               Enron Corp.                                                          271,027
EFS XVII, Inc. (f/k/a Harper Mechanical
 Corporation Investment Company)            EFS Holdings, Inc.                                                 1,581,218
EGP Fuels Company                           Enron Corp.                                                      312,043,673
EGP Fuels Company                           Enron Management, Inc.                                           157,769,677
EGP Fuels Company                           Enron Methanol Company                                             6,817,785
EGP Fuels Company                           Enron North America Corp.                                             48,836
EGP Fuels Company                           Enron Operations Services Corp. (ETS)                                 35,781
EGP Fuels Company                           Enron Net Works LLC                                                    2,054
EGP Fuels Company                           Enron Property & Services Corp.                                          394

               DUE FROM                                   DUE TO                     BALANCE
--------------------------------------  ----------------------------------------  -------------
EGP Fuels Company                       Enron Broadband Services, Inc.                       33
EGS New Ventures Corp.                  Enron North America Corp.                    36,706,029
EGS New Ventures Corp.                  LRCI, Inc.                                    3,455,777
ENA Upstream Company, LLC               Risk Management & Trading Corp.                 403,517
EnRock, L.P.                            Enron Broadband Services, Inc.                3,028,567
EnRock, L.P.                            EnRock Management, LLC                            9,532
Enron Acquisition III Corp.             Enron Energy Services Operations, Inc.        1,334,178
Enron Acquisition III Corp.             Enron Corp.                                     542,332
Enron Acquisition III Corp.             Enron Energy Services North America, Inc.       164,520
Enron ACS, Inc.                         Enron Corp.                                   2,857,061
Enron Alligator Alley Pipeline Company  Enron Operations Services Corp. (ETS)           783,476
Enron Asia Pacific/Africa/China LLC     Enron Corp.                                 403,058,760
Enron Asia Pacific/Africa/China LLC     Atlantic Commercial Finance, Inc.            11,442,815
Enron Asia Pacific/Africa/China LLC     Enron Expat Services Inc.                     9,005,904
Enron Asia Pacific/Africa/China LLC     Enron Power Corp.                             4,474,012
Enron Asia Pacific/Africa/China LLC     Enron Caribbean Basin LLC                     4,419,698
Enron Asia Pacific/Africa/China LLC     Enron Property & Services Corp.               2,868,256
Enron Asia Pacific/Africa/China LLC     Enron Net Works LLC                           1,989,297
Enron Asia Pacific/Africa/China LLC     Enron North America Corp.                       243,901
Enron Asia Pacific/Africa/China LLC     Enron Management, Inc.                          149,840
Enron Asia Pacific/Africa/China LLC     Enron Engineering & Construction Company         20,672
Enron Asia Pacific/Africa/China LLC     Enron Middle East LLC                             2,804
Enron Asia Pacific/Africa/China LLC     Enron Industrial Markets LLC                        130
Enron Asset Management Resources, Inc.  Enron Property & Services Corp.               2,296,530
Enron Asset Management Resources, Inc.  Enron Corp.                                   1,764,767
Enron Asset Management Resources, Inc.  Enron Transportation Services Company           313,868
Enron Asset Management Resources, Inc.  Enron Engineering & Construction Company         67,985
Enron Asset Management Resources, Inc.  Enron Broadband Services, Inc.                   19,299
Enron Asset Management Resources, Inc.  Operational Energy Corp.                          4,399
Enron Asset Management Resources, Inc.  Enron Expat Services Inc.                         1,642
Enron Asset Management Resources, Inc.  Enron Caribbean Basin LLC                         1,350
Enron Asset Management Resources, Inc.  Enron Asia Pacific/Africa/China LLC               1,053
Enron Brazil Power Holdings I Ltd.      Enron Development Funding Ltd.               19,003,105
Enron Brazil Power Holdings I Ltd.      Enron Corp.                                   1,681,565
Enron Brazil Power Holdings I Ltd.      Enron do Brazil Holdings Ltd.                   456,937
Enron Brazil Power Holdings XI Ltd.     Enron Development Funding Ltd.              204,963,939
Enron Brazil Power Holdings XI Ltd.     Enron Corp.                                   5,192,684
Enron Brazil Power Holdings XI Ltd.     Enron South America LLC                          41,115
Enron Brazil Power Holdings XI Ltd.     Enron Brazil Power Investments XI Ltd.            2,000
Enron Brazil Power Investments XI Ltd.  Enron Development Funding Ltd.                2,075,975
Enron Broadband Services, Inc.          Enron Corp.                               1,217,202,935
Enron Broadband Services, Inc.          Enron North America Corp.                    63,404,528
Enron Broadband Services, Inc.          ECI-Texas, L.P.                              60,225,681
Enron Broadband Services, Inc.          Enron Property & Services Corp.              51,728,730
Enron Broadband Services, Inc.          Enron Communications Leasing Corp.           40,905,673
Enron Broadband Services, Inc.          Enron Net Works LLC                           6,437,139

                    DUE FROM                                          DUE TO                      BALANCE
---------------------------------------------------  ----------------------------------------  --------------
Enron Broadband Services, Inc.                       Enron Expat Services Inc.                      4,713,030
Enron Broadband Services, Inc.                       Enron Energy Services North America, Inc.        649,268
Enron Broadband Services, Inc.                       EnronOnline, LLC                                 501,603
Enron Broadband Services, Inc.                       Enron Management, Inc.                           479,585
Enron Broadband Services, Inc.                       Enron Asia Pacific/Africa/China LLC              366,372
Enron Broadband Services, Inc.                       Enron India LLC                                  318,659
Enron Broadband Services, Inc.                       Enron Caribbean Basin LLC                        243,903
Enron Broadband Services, Inc.                       Enron Industrial Markets LLC                     116,436
Enron Broadband Services, Inc.                       Enron Engineering & Construction Company          47,546
Enron Broadband Services, Inc.                       Enron Middle East LLC                              7,867
Enron Broadband Services, Inc.                       National Energy Production Corporation             7,835
Enron Broadband Services, Inc.                       Enron Telecommunications, Inc.                       950
Enron Broadband Services, L.P.                       Enron Corp.                                    8,019,062
Enron Broadband Services, L.P.                       Enron Broadband Services, Inc.                 2,032,987
Enron Broadband Services, L.P.                       Risk Management & Trading Corp.                  429,205
Enron Capital & Trade Resources International Corp.  Enron North America Corp.                    448,007,106
Enron Capital & Trade Resources International Corp.  Enron Gas Liquids, Inc.                       14,129,582
Enron Capital & Trade Resources International Corp.  Enron Liquid Fuels, Inc.                       1,863,101
Enron Capital & Trade Resources International Corp.  EnronOnline, LLC                                 560,492
Enron Capital & Trade Resources International Corp.  Enron Net Works LLC                               50,852
Enron Capital & Trade Resources International Corp.  Enron Broadband Services, Inc.                    18,720
Enron Capital & Trade Resources International Corp.  Enron Property & Services Corp.                    9,727
Enron Capital & Trade Resources International Corp.  Enron Global Markets LLC                           1,503
Enron Caribbean Basin LLC                            Enron Corp.                                  266,231,857
Enron Caribbean Basin LLC                            Enron Net Works LLC                            8,419,052
Enron Caribbean Basin LLC                            Atlantic Commercial Finance, Inc.              6,876,976
Enron Caribbean Basin LLC                            Enron Property & Services Corp.                5,916,053
Enron Caribbean Basin LLC                            Enron South America LLC                        5,829,504
Enron Caribbean Basin LLC                            Enron Expat Services Inc.                      1,886,630
Enron Caribbean Basin LLC                            Enron North America Corp.                      1,021,785
Enron Caribbean Basin LLC                            Enron Global Power & Pipelines L.L.C.            960,095
Enron Caribbean Basin LLC                            Enron Global Markets LLC                         411,412
Enron Caribbean Basin LLC                            Enron Commercial Finance Ltd.                    302,659
Enron Caribbean Basin LLC                            Enron Management, Inc.                           121,909
Enron Caribbean Basin LLC                            Enron Renewable Energy Corp.                      67,346
Enron Caribe VI Holdings Ltd.                        Enron Development Funding Ltd.                     5,083
Enron Caribe VI Holdings Ltd.                        Enron Caribbean Basin LLC                          1,383
Enron Commercial Finance Ltd.                        Enron South America LLC                           41,692
Enron Commercial Finance Ltd.                        Enron International Holdings Corp.                 2,102
Enron Communications Group, Inc.                     Enron Broadband Services, Inc.                11,219,634
Enron Communications Group, Inc.                     Enron Corp.                                       48,673
Enron Communications Leasing Corp.                   Enron Corp.                                  147,335,984
Enron Communications Leasing Corp.                   Enron Property & Services Corp.                   19,084
Enron Communications Leasing Corp.                   Enron Engineering & Construction Company           2,229
Enron Communications Leasing Corp.                   Enron Net Works LLC                                  922
Enron Corp.                                          Enron North America Corp.                 12,698,613,736

                 DUE FROM                                            DUE TO                                BALANCE
-----------------------------------------  -----------------------------------------------------------  -------------
Enron Corp.                                Risk Management & Trading Corp.                              5,116,703,129
Enron Corp.                                Enron Transportation Services Company                        1,964,832,702
Enron Corp.                                Enron Energy Services, LLC                                     656,632,849
Enron Corp.                                Enron Equipment Procurement Company                            590,613,645
Enron Corp.                                National Energy Production Corporation                         467,402,871
Enron Corp.                                Enron Operations Services Corp. (ETS)                          300,049,411
Enron Corp.                                Enron Power Corp.                                              257,878,201
Enron Corp.                                Enron Global Power & Pipelines L.L.C.                          239,882,186
Enron Corp.                                Enron Development Corp.                                        223,174,753
Enron Corp.                                Enron Reserve Acquisition Corp.                                182,355,060
Enron Corp.                                Enron Holding Company L.L.C.                                    94,118,672
Enron Corp.                                Enron Metals & Commodity Corp.                                  93,768,993
Enron Corp.                                BAM Lease Company                                               88,959,929
Enron Corp.                                Clinton Energy Management Services, Inc.                        84,345,351
Enron Corp.                                Enron Energy Marketing Corp.                                    81,798,431
Enron Corp.                                Enron Capital & Trade Resources International Corp.             75,972,627
Enron Corp.                                Transwestern Gathering Company                                  63,168,309
Enron Corp.                                Enron Energy Information Solutions, Inc.                        48,957,332
Enron Corp.                                E Power Holdings Corp.                                          43,099,577
Enron Corp.                                Operational Energy Corp.                                        42,877,566
Enron Corp.                                LOA, Inc.                                                       34,288,719
Enron Corp.                                LINGTEC Constructors L.P.                                       31,652,088
Enron Corp.                                Enron Liquid Services Corp.                                     29,470,581
Enron Corp.                                Enron Trailblazer Pipeline Company                              26,770,652
Enron Corp.                                Louisiana Resources Company                                     26,760,484
Enron Corp.                                EES Service Holdings, Inc.                                      25,322,331
Enron Corp.                                ENA Upstream Company, LLC                                       22,052,348
Enron Corp.                                LGMI, Inc.                                                      18,147,687
Enron Corp.                                Enron Permian Gathering Inc.                                     8,950,940
Enron Corp.                                Modulus Technologies, Inc.                                       8,216,825
Enron Corp.                                Enron Gas Liquids, Inc.                                          4,848,629
Enron Corp.                                Enron LNG Marketing LLC                                          4,819,671
Enron Corp.                                Enron Credit Inc.                                                4,517,436
Enron Corp.                                EFS Holdings, Inc.                                               2,629,317
Enron Corp.                                Enron Pipeline Construction Services Company                     1,642,030
Enron Corp.                                Enron WarpSpeed Services, Inc.                                   1,232,654
Enron Corp.                                Superior Construction Company                                      950,111
Enron Corp.                                Enron International Asset Management Corp.                         623,598
Enron Corp.                                Omicron Enterprises, Inc.                                          550,386
Enron Corp.                                Enron International Korea Holdings Corp.                           533,359
Enron Corp.                                ECI-Texas, L.P.                                                    326,783
Enron Corp.                                Oswego Cogen Company, LLC                                          307,331
Enron Corp.                                Enron Commercial Finance Ltd.                                      240,848
Enron Corp.                                Enron Wind Storm Lake I LLC                                         80,710
Enron Corp.                                Enron Development Management Ltd.                                    1,000
Enron Corp.                                EGS New Ventures Corp.                                                 432

                 DUE FROM                                            DUE TO                              BALANCE
-----------------------------------------  -----------------------------------------------------------  -------------
Enron Corp.                                EFS XV, Inc. (f/k/a Mechanical Professional Services, Inc.)             40
Enron Corp.                                Enron International Fuel Management Company                             26
Enron Credit Inc.                          Enron North America Corp.                                        5,734,365
Enron Credit Inc.                          Enron Net Works LLC                                                960,382
Enron Credit Inc.                          Enron Metals & Commodity Corp.                                         996
Enron Development Corp.                    Enron Transportation Services Company                          406,088,333
Enron Development Corp.                    Enron Power Corp.                                                5,362,922
Enron Development Corp.                    Enron India LLC                                                  4,186,864
Enron Development Corp.                    Enron Caribbean Basin LLC                                          962,651
Enron Development Corp.                    Enron Asia Pacific/Africa/China LLC                                 38,214
Enron Development Funding Ltd.             Enron Corp.                                                    579,245,395
Enron Development Funding Ltd.             Enron Commercial Finance Ltd.                                   11,832,747
Enron Development Funding Ltd.             Enron South America LLC                                          6,051,500
Enron Development Funding Ltd.             Nowa Sarzyna Holding B.V.                                        2,027,867
Enron Development Funding Ltd.             Enron Caribbean Basin LLC                                          537,528
Enron Development Management Ltd.          Enron Development Funding Ltd.                                       8,268
Enron Development Management Ltd.          Enron Asia Pacific/Africa/China LLC                                    137
Enron do Brazil Holdings Ltd.              Enron Development Funding Ltd.                                  59,431,846
Enron do Brazil Holdings Ltd.              Enron Corp.                                                     10,596,256
Enron do Brazil Holdings Ltd.              Enron South America LLC                                          4,882,330
Enron Energy Information Solutions, Inc.   Enron Energy Services Operations, Inc.                          69,042,141
Enron Energy Information Solutions, Inc.   Enron Property & Services Corp.                                    224,593
Enron Energy Information Solutions, Inc.   Artemis Associates, L.L.C.                                          43,340
Enron Energy Information Solutions, Inc.   Enron Net Works LLC                                                 18,636
Enron Energy Marketing Corp.               Enron Energy Services, Inc.                                    353,854,546
Enron Energy Marketing Corp.               Enron Energy Services Operations, Inc.                          73,720,250
Enron Energy Marketing Corp.               Enron Power Marketing, Inc.                                     36,360,710
Enron Energy Marketing Corp.               Enron Energy Services, LLC                                      18,831,337
Enron Energy Marketing Corp.               Enron Property & Services Corp.                                        739
Enron Energy Marketing Corp.               Enron Net Works LLC                                                    667
Enron Energy Services North America, Inc.  Enron Corp.                                                    192,912,088
Enron Energy Services North America, Inc.  Enron Property & Services Corp.                                    958,799
Enron Energy Services North America, Inc.  Enron Energy Services, LLC                                         848,219
Enron Energy Services North America, Inc.  EFS Construction Management Services, Inc.                         345,923
Enron Energy Services North America, Inc.  Enron Net Works LLC                                                 78,267
Enron Energy Services North America, Inc.  Enron North America Corp.                                           24,547
Enron Energy Services North America, Inc.  Enron South America LLC                                              7,031
Enron Energy Services North America, Inc.  Enron Energy Information Solutions, Inc.                             5,000
Enron Energy Services North America, Inc.  EnronOnline, LLC                                                     2,000
Enron Energy Services Operations, Inc.     Enron Corp.                                                  1,742,009,477
Enron Energy Services Operations, Inc.     Enron Energy Services, LLC                                     691,085,928
Enron Energy Services Operations, Inc.     Enron Energy Services North America, Inc.                      124,341,377
Enron Energy Services Operations, Inc.     Tenant Services, Inc.                                           72,241,317
Enron Energy Services Operations, Inc.     Enron Property & Services Corp.                                 31,125,467
Enron Energy Services Operations, Inc.     Enron Net Works LLC                                             21,201,639

                 DUE FROM                                            DUE TO                                BALANCE
-----------------------------------------  -----------------------------------------------------------  -------------
Enron Energy Services Operations, Inc.     Enron North America Corp.                                        7,132,174
Enron Energy Services Operations, Inc.     Enron Federal Solutions, Inc.                                    3,294,898
Enron Energy Services Operations, Inc.     Enron Caribbean Basin LLC                                        1,366,424
Enron Energy Services Operations, Inc.     Enron Management, Inc.                                           1,050,540
Enron Energy Services Operations, Inc.     Enron Expat Services Inc.                                          278,834
Enron Energy Services Operations, Inc.     Enron Broadband Services, Inc.                                     156,921
Enron Energy Services Operations, Inc.     Enron Asia Pacific/Africa/China LLC                                124,280
Enron Energy Services Operations, Inc.     Enron Global Markets LLC                                            68,561
Enron Energy Services Operations, Inc.     Enron India LLC                                                     59,955
Enron Energy Services Operations, Inc.     Enron Power Marketing, Inc.                                         47,976
Enron Energy Services Operations, Inc.     Enron Operations Services Corp. (ETS)                               16,521
Enron Energy Services Operations, Inc.     Enron South America LLC                                             12,834
Enron Energy Services Operations, Inc.     EnronOnline, LLC                                                     2,750
Enron Energy Services Operations, Inc.     EESO Merchant Investments, Inc.                                        611
Enron Energy Services Operations, Inc.     Enron Asset Management Resources, Inc.                                 344
Enron Energy Services Operations, Inc.     Enron Reserve Acquisition Corp.                                         95
Enron Energy Services, Inc.                Enron Corp.                                                  1,051,320,032
Enron Energy Services, Inc.                Risk Management & Trading Corp.                                639,518,995
Enron Energy Services, Inc.                Enron Energy Services Operations, Inc.                         625,823,097
Enron Energy Services, Inc.                Enron North America Corp.                                      103,606,046
Enron Energy Services, Inc.                Enron Power Marketing, Inc.                                     93,371,581
Enron Energy Services, Inc.                Enron Energy Services North America, Inc.                        8,090,940
Enron Energy Services, Inc.                Enron Energy Information Solutions, Inc.                         3,333,621
Enron Energy Services, Inc.                Enron Acquisition III Corp.                                        760,619
Enron Energy Services, Inc.                Operational Energy Corp.                                           729,047
Enron Energy Services, Inc.                Enron Global Markets LLC                                           416,466
Enron Energy Services, Inc.                ENA Upstream Company, LLC                                          293,833
Enron Energy Services, Inc.                Green Power Partners I LLC                                          91,197
Enron Energy Services, Inc.                Artemis Associates, L.L.C.                                           3,782
Enron Energy Services, LLC                 Enron Energy Services, Inc.                                    800,387,526
Enron Energy Services, LLC                 Clinton Energy Management Services, Inc.                        82,621,042
Enron Energy Services, LLC                 Enron Energy Information Solutions, Inc.                         5,498,431
Enron Energy Services, LLC                 Tenant Services, Inc.                                            3,556,341
Enron Energy Services, LLC                 Enron Acquisition III Corp.                                      1,052,232
Enron Energy Services, LLC                 Operational Energy Corp.                                             1,404
Enron Energy Services, LLC                 Enron Property & Services Corp.                                        492
Enron Energy Services, LLC                 EESO Merchant Investments, Inc.                                        136
Enron Engineering & Construction Company   Enron Corp.                                                  1,241,605,348
Enron Engineering & Construction Company   Enron Property & Services Corp.                                 11,796,233
Enron Engineering & Construction Company   Enron Expat Services Inc.                                        5,590,935
Enron Engineering & Construction Company   Enron South America LLC                                          4,985,088
Enron Engineering & Construction Company   Enron Net Works LLC                                              3,476,726
Enron Engineering & Construction Company   Enron Energy Services North America, Inc.                          690,102
Enron Engineering & Construction Company   Enron Management, Inc.                                             381,847
Enron Engineering & Construction Company   Risk Management & Trading Corp.                                     18,323
Enron Engineering & Construction Company   EnronOnline, LLC                                                    12,146

                 DUE FROM                                            DUE TO                               BALANCE
-----------------------------------------  -----------------------------------------------------------  -----------
Enron Engineering & Construction Company   Enron Energy Services Operations, Inc.                            10,603
Enron Engineering & Construction Company   NEPCO Power Procurement Company                                    1,996
Enron Engineering & Construction Company   Enron Caribbean Basin LLC                                          1,700
Enron Equipment Procurement Company        Enron Engineering & Construction Company                     716,755,536
Enron Equipment Procurement Company        Enron Caribbean Basin LLC                                     50,376,655
Enron Equipment Procurement Company        LINGTEC Constructors L.P.                                     27,135,399
Enron Equipment Procurement Company        Enron North America Corp.                                     18,797,456
Enron Equipment Procurement Company        Enron Expat Services Inc.                                        181,561
Enron Equipment Procurement Company        Operational Energy Corp.                                          21,198
Enron Equipment Procurement Company        Enron Asset Management Resources, Inc.                             2,000
Enron Equipment Procurement Company        Enron Energy Services North America, Inc.                            880
Enron Equipment Procurement Company        Enron Energy Services Operations, Inc.                                59
Enron Expat Services Inc.                  Enron Corp.                                                   67,828,578
Enron Expat Services Inc.                  Enron Property & Services Corp.                                1,144,594
Enron Expat Services Inc.                  Enron Capital & Trade Resources International Corp.              206,301
Enron Expat Services Inc.                  Enron Management, Inc.                                           110,000
Enron Expat Services Inc.                  Enron Net Works LLC                                               15,898
Enron Federal Solutions, Inc.              Enron Energy Services North America, Inc.                     12,986,064
Enron Federal Solutions, Inc.              Enron Energy Services, Inc.                                    1,780,961
Enron Federal Solutions, Inc.              Enron Energy Services, LLC                                       277,571
Enron Federal Solutions, Inc.              Operational Energy Corp.                                         213,597
Enron Federal Solutions, Inc.              Enron Corp.                                                        1,176
Enron Freight Markets Corp.                Enron Global Markets LLC                                       1,806,104
Enron Freight Markets Corp.                Enron Corp.                                                    1,030,193
Enron Freight Markets Corp.                Risk Management & Trading Corp.                                   29,539
Enron Freight Markets Corp.                Enron Industrial Markets LLC                                       3,447
Enron Freight Markets Corp.                Enron Liquid Fuels, Inc.                                           3,000
Enron Freight Markets Corp.                Enron North America Corp.                                          1,074
Enron Fuels International, Inc.            Enron Corp.                                                   31,550,875
Enron Fuels International, Inc.            Risk Management & Trading Corp.                                5,319,031
Enron Fuels International, Inc.            Enron Global Markets LLC                                           5,267
Enron Fuels International, Inc.            Enron Energy Services Operations, Inc.                               244
Enron Fuels International, Inc.            Enron North America Corp.                                            186
Enron Gas Liquids, Inc.                    Risk Management & Trading Corp.                              308,066,391
Enron Gas Liquids, Inc.                    Enron North America Corp.                                    126,603,975
Enron Gas Liquids, Inc.                    EGP Fuels Company                                             12,663,560
Enron Gas Liquids, Inc.                    Enron Liquid Fuels, Inc.                                       3,645,703
Enron Gas Liquids, Inc.                    Enron Methanol Company                                         3,513,291
Enron Gas Liquids, Inc.                    Enron Global Markets LLC                                       3,164,078
Enron Gas Liquids, Inc.                    Enron Property & Services Corp.                                  287,559
Enron Gas Liquids, Inc.                    Enron Net Works LLC                                               24,362
Enron Gas Liquids, Inc.                    Enron Energy Services Operations, Inc.                               761
Enron Gathering Company                    Enron Corp.                                                       36,393
Enron Global LNG LLC                       Enron Caribbean Basin LLC                                     17,946,975
Enron Global LNG LLC                       Enron Corp.                                                    5,898,622
Enron Global LNG LLC                       Enron Global Markets LLC                                       1,503,267

                 DUE FROM                                            DUE TO                               BALANCE
-----------------------------------------  -----------------------------------------------------------  -----------
Enron Global LNG LLC                       Atlantic Commercial Finance, Inc.                              1,483,926
Enron Global LNG LLC                       Enron Middle East LLC                                            647,537
Enron Global LNG LLC                       Enron Property & Services Corp.                                  355,255
Enron Global LNG LLC                       Enron Expat Services Inc.                                        169,895
Enron Global LNG LLC                       Enron Net Works LLC                                              108,398
Enron Global LNG LLC                       Enron Asia Pacific/Africa/China LLC                               45,516
Enron Global LNG LLC                       Calypso Pipeline, LLC                                             29,652
Enron Global LNG LLC                       Enron Broadband Services, Inc.                                     5,735
Enron Global LNG LLC                       Enron South America LLC                                            1,340
Enron Global LNG LLC                       Enron International Fuel Management Company                        1,000
Enron Global LNG LLC                       Enron LNG Shipping Company                                         1,000
Enron Global LNG LLC                       Enron Energy Services Operations, Inc.                               140
Enron Global Markets LLC                   Enron Corp.                                                   83,342,587
Enron Global Markets LLC                   Enron Net Works LLC                                           36,200,441
Enron Global Markets LLC                   Enron North America Corp.                                     12,193,954
Enron Global Markets LLC                   EnronOnline, LLC                                               3,776,769
Enron Global Markets LLC                   ECT Merchant Investments Corp.                                 3,174,365
Enron Global Markets LLC                   Enron Property & Services Corp.                                2,648,613
Enron Global Markets LLC                   Enron Expat Services Inc.                                      1,896,010
Enron Global Markets LLC                   The Protane Corporation                                          142,532
Enron Global Markets LLC                   Enron Management, Inc.                                           132,878
Enron Global Markets LLC                   Enron Asia Pacific/Africa/China LLC                               88,002
Enron Global Markets LLC                   Enron South America LLC                                           79,812
Enron Global Markets LLC                   Enron Metals & Commodity Corp.                                    33,129
Enron Global Markets LLC                   Enron Broadband Services, Inc.                                    13,664
Enron Global Markets LLC                   Enron Industrial Markets LLC                                       1,712
Enron Global Power & Pipelines L.L.C.      Enron North America Corp.                                        359,483
Enron Global Power & Pipelines L.L.C.      Enron Asia Pacific/Africa/China LLC                               58,581
Enron Global Power & Pipelines L.L.C.      Enron Commercial Finance Ltd.                                      3,765
Enron Holding Company L.L.C.               Enron Asia Pacific/Africa/China LLC                            4,586,965
Enron India Holdings Ltd.                  Enron Development Funding Ltd.                                    12,144
Enron India LLC                            Enron Corp.                                                  176,694,308
Enron India LLC                            Enron Expat Services Inc.                                      8,077,475
Enron India LLC                            Enron Asia Pacific/Africa/China LLC                            1,372,767
Enron India LLC                            Enron Global LNG LLC                                           1,271,553
Enron India LLC                            Enron Net Works LLC                                            1,183,153
Enron India LLC                            Enron Property & Services Corp.                                1,133,233
Enron India LLC                            Enron Caribbean Basin LLC                                        941,792
Enron India LLC                            Enron Middle East LLC                                            729,331
Enron India LLC                            Enron North America Corp.                                        199,336
Enron India LLC                            Enron Engineering & Construction Company                          56,708
Enron India LLC                            Enron Management, Inc.                                            48,996
Enron India LLC                            Operational Energy Corp.                                          11,392
Enron Industrial Markets LLC               Enron Corp.                                                   27,339,306
Enron Industrial Markets LLC               Enron Net Works LLC                                           18,601,824
Enron Industrial Markets LLC               Enron North America Corp.                                     15,652,633

                  DUE FROM                                         DUE TO                                BALANCE
-------------------------------------------    ---------------------------------------------------     -----------
Enron Industrial Markets LLC                   Enron Property & Services Corp.                           1,373,057
Enron Industrial Markets LLC                   Risk Management & Trading Corp.                           1,250,000
Enron Industrial Markets LLC                   EnronOnline, LLC                                            914,171
Enron Industrial Markets LLC                   Enron Capital & Trade Resources International Corp.         118,389
Enron Industrial Markets LLC                   Enron Expat Services Inc.                                   105,970
Enron Industrial Markets LLC                   Enron Energy Services Operations, Inc.                       46,400
Enron Industrial Markets LLC                   Enron Management, Inc.                                       34,541
Enron Industrial Markets LLC                   Enron South America LLC                                      28,303
Enron Industrial Markets LLC                   Enron India LLC                                              11,439
Enron Industrial Markets LLC                   Enron Caribbean Basin LLC                                       774
Enron Industrial Markets LLC                   Enron Energy Services North America, Inc.                       101
Enron International Asia Corp.                 Enron North America Corp.                                   624,613
Enron International Asia Corp.                 Enron Corp.                                                 219,105
Enron International Asia Corp.                 Enron Asia Pacific/Africa/China LLC                             220
Enron International Asset Management Corp.     Enron Caribbean Basin LLC                                       110
Enron International Fuel Management Company    Enron Caribbean Basin LLC                                       100
Enron International Holdings Corp.             Enron Corp.                                             108,987,457
Enron International Holdings Corp.             Enron Development Corp.                                   9,682,543
Enron International Holdings Corp.             Enron Expat Services Inc.                                 1,393,427
Enron International Inc.                       Enron Corp.                                             442,695,941
Enron International Inc.                       Enron Caribbean Basin LLC                                   172,544
Enron International Inc.                       Enron South America LLC                                       5,793
Enron International Inc.                       Enron Asia Pacific/Africa/China LLC                           1,448
Enron International Inc.                       Enron India LLC                                               1,254
Enron International Inc.                       Risk Management & Trading Corp.                                 820
Enron International Inc.                       Enron North America Corp.                                       119
Enron International Korea Holdings Corp.       Enron Asia Pacific/Africa/China LLC                          97,743
Enron International Korea Holdings Corp.       Enron Development Funding Ltd.                                1,580
Enron Liquid Fuels, Inc.                       Enron Corp.                                              51,108,472
Enron Liquid Fuels, Inc.                       Risk Management & Trading Corp.                          23,671,113
Enron Liquid Fuels, Inc.                       Enron North America Corp.                                 2,488,408
Enron Liquid Fuels, Inc.                       EnronOnline, LLC                                            140,123
Enron Liquid Fuels, Inc.                       Enron Middle East LLC                                        58,710
Enron Liquid Fuels, Inc.                       Enron Property & Services Corp.                              45,919
Enron Liquid Fuels, Inc.                       Enron Global Markets LLC                                     33,804
Enron Liquid Fuels, Inc.                       Enron Net Works LLC                                           6,741
Enron Liquid Fuels, Inc.                       Enron Operations Services Corp. (ETS)                           151
Enron Liquid Services Corp.                    Enron Operations Services Corp. (ETS)                           390
Enron LNG Marketing LLC                        Enron LNG Shipping Company                                  935,331
Enron LNG Marketing LLC                        Enron Caribbean Basin LLC                                     6,191
Enron Machine and Mechanical Services, Inc.    Enron Corp.                                               1,070,599
Enron Management, Inc.                         Enron Corp.                                               6,104,061
Enron Management, Inc.                         Enron Property & Services Corp.                           1,978,116
Enron Management, Inc.                         Enron Global LNG LLC                                         16,365
Enron Mauritius Company                        Enron Corp.                                              41,064,225
Enron Mauritius Company                        Enron Development Corp.                                  38,273,421

                  DUE FROM                                         DUE TO                                BALANCE
-------------------------------------------    ---------------------------------------------------   -------------
Enron Mauritius Company                        Enron India LLC                                           1,079,409
Enron Mauritius Company                        Atlantic Commercial Finance, Inc.                            10,890
Enron Metals & Commodity Corp.                 Enron Net Works LLC                                         102,018
Enron Metals & Commodity Corp.                 Enron Freight Markets Corp.                                  28,900
Enron Metals & Commodity Corp.                 Enron Property & Services Corp.                              25,870
Enron Methanol Company                         Enron Corp.                                              45,318,711
Enron Methanol Company                         Enron Net Works LLC                                          17,639
Enron Methanol Company                         Enron Property & Services Corp.                              10,025
Enron Methanol Company                         Enron Transportation Services Company                         6,305
Enron Methanol Company                         Enron Asset Management Resources, Inc.                        5,825
Enron Middle East LLC                          Enron Corp.                                              23,699,817
Enron Middle East LLC                          Enron Caribbean Basin LLC                                 8,738,331
Enron Middle East LLC                          Atlantic Commercial Finance, Inc.                         5,908,393
Enron Middle East LLC                          Enron Expat Services Inc.                                 1,341,812
Enron Middle East LLC                          Enron Global Markets LLC                                    512,700
Enron Middle East LLC                          Enron Property & Services Corp.                             251,800
Enron Middle East LLC                          Enron Net Works LLC                                         203,406
Enron Middle East LLC                          Enron Energy Services Operations, Inc.                       20,623
Enron Middle East LLC                          Operational Energy Corp.                                     11,392
Enron Middle East LLC                          Enron South America LLC                                       9,499
Enron Middle East LLC                          Enron Development Funding Ltd.                                5,210
Enron Natural Gas Marketing Corp.              Enron Corp.                                           3,584,017,322
Enron Net Works LLC                            Enron Corp.                                             346,071,624
Enron Net Works LLC                            Enron Property & Services Corp.                           3,030,911
Enron Net Works LLC                            Enron Broadband Services, L.P.                              286,070
Enron Net Works LLC                            Enron Management, Inc.                                      229,126
Enron Net Works LLC                            Enron Asset Management Resources, Inc.                       57,753
Enron North America Corp.                      Enron Power Marketing, Inc.                           5,161,128,638
Enron North America Corp.                      Enron Natural Gas Marketing Corp.                     4,131,527,273
Enron North America Corp.                      Risk Management & Trading Corp.                       2,785,407,913
Enron North America Corp.                      Enron Transportation Services Company                   440,863,566
Enron North America Corp.                      Enron Management, Inc.                                   89,248,186
Enron North America Corp.                      TLS Investors, L.L.C.                                    56,558,273
Enron North America Corp.                      ECT Merchant Investments Corp.                           34,285,008
Enron North America Corp.                      Louisiana Gas Marketing Company                          32,632,154
Enron North America Corp.                      Enron Expat Services Inc.                                24,634,122
Enron North America Corp.                      ENA Upstream Company, LLC                                19,271,939
Enron North America Corp.                      Enron South America LLC                                  17,163,967
Enron North America Corp.                      BAM Lease Company                                        12,051,623
Enron North America Corp.                      EnronOnline, LLC                                          8,497,423
Enron North America Corp.                      Louisiana Resources Company                               5,934,701
Enron North America Corp.                      Enron Property & Services Corp.                           4,180,099
Enron North America Corp.                      Enron Global LNG LLC                                      3,783,808
Enron North America Corp.                      Enron Engineering & Construction Company                  3,534,412
Enron North America Corp.                      Enron Middle East LLC                                     3,230,788
Enron North America Corp.                      Enron Net Works LLC                                       2,523,403

                  DUE FROM                                         DUE TO                                  BALANCE
-------------------------------------------    ---------------------------------------------------       -----------
Enron North America Corp.                      Enron LNG Marketing LLC                                       569,296
Enron North America Corp.                      EBF LLC                                                       233,211
Enron North America Corp.                      Operational Energy Corp.                                      188,670
Enron North America Corp.                      LGMI, Inc.                                                     78,360
Enron North America Corp.                      Enron Operations Services Corp. (ETS)                          76,761
Enron North America Corp.                      Enron Ventures Corp.                                           73,532
Enron North America Corp.                      Enron Asset Management Resources, Inc.                         35,871
Enron North America Corp.                      Enron Metals & Commodity Corp.                                 18,597
Enron North America Corp.                      Enron Communications Leasing Corp.                             10,267
Enron North America Corp.                      ECT Securities Limited Partnership                              4,380
Enron North America Corp.                      Enron Engineering & Operational Services Company                1,000
Enron North America Corp.                      National Energy Production Corporation                            276
Enron Operations Services Corp. (ETS)          Enron Transportation Services Company                     303,045,719
Enron Operations Services Corp. (ETS)          Enron Property & Services Corp.                             8,592,735
Enron Operations Services Corp. (ETS)          Enron Pipeline Services Company                             4,252,921
Enron Operations Services Corp. (ETS)          Enron Pipeline Construction Services Company                3,112,658
Enron Operations Services Corp. (ETS)          Enron Machine and Mechanical Services, Inc.                   947,663
Enron Operations Services Corp. (ETS)          Enron Asset Management Resources, Inc.                        699,525
Enron Operations Services Corp. (ETS)          Enron Net Works LLC                                           373,434
Enron Operations Services Corp. (ETS)          Enron Expat Services Inc.                                     292,096
Enron Operations Services Corp. (ETS)          Enron Management, Inc.                                        265,649
Enron Operations Services Corp. (ETS)          Enron Broadband Services, Inc.                                165,709
Enron Operations Services Corp. (ETS)          Artemis Associates, L.L.C.                                     20,515
Enron Operations Services Corp. (ETS)          Operational Energy Corp.                                        6,641
Enron Operations Services Corp. (ETS)          Enron Engineering & Construction Company                        6,175
Enron Operations Services Corp. (ETS)          Enron Asia Pacific/Africa/China LLC                               852
Enron Pipeline Construction Services Company   Enron Equipment Procurement Company                         1,550,078
Enron Pipeline Services Company                Enron Corp.                                                 4,689,959
Enron Pipeline Services Company                Enron Net Works LLC                                           391,088
Enron Pipeline Services Company                Enron Transportation Services Company                         219,901
Enron Pipeline Services Company                Enron Property & Services Corp.                               180,897
Enron Pipeline Services Company                Enron Asset Management Resources, Inc.                         19,379
Enron Pipeline Services Company                Enron Management, Inc.                                         12,047
Enron Pipeline Services Company                Enron Engineering & Construction Company                        9,939
Enron Pipeline Services Company                Enron Broadband Services, Inc.                                  3,944
Enron Pipeline Services Company                Enron Energy Services Operations, Inc.                            124
Enron Pipeline Services Company                Enron North America Corp.                                          62
Enron Power & Industrial Construction Company  Enron Corp.                                                15,664,358
Enron Power & Industrial Construction Company  Enron Engineering & Construction Company                    3,406,230
Enron Power & Industrial Construction Company  Enron Power Corp.                                              83,872
Enron Power & Industrial Construction Company  Enron Broadband Services, Inc.                                  4,125
Enron Power & Industrial Construction Company  Enron Net Works LLC                                             3,261
Enron Power & Industrial Construction Company  Enron Energy Services Operations, Inc.                            315
Enron Power & Industrial Construction Company  Enron North America Corp.                                         102
Enron Power & Industrial Construction Company  Enron Operations Services Corp. (ETS)                              50
Enron Power Corp.                              Enron North America Corp.                                  65,261,706

                  DUE FROM                                         DUE TO                                 BALANCE
---------------------------------------------  ---------------------------------------------------     -------------
Enron Power Corp.                              Enron Engineering & Construction Company                   49,051,501
Enron Power Corp.                              Superior Construction Company                                 969,558
Enron Power Corp.                              Enron Property & Services Corp.                               203,515
Enron Power Corp.                              Enron Net Works LLC                                            53,946
Enron Power Corp.                              Enron Caribbean Basin LLC                                      47,405
Enron Power Corp.                              Enron Equipment Procurement Company                            45,692
Enron Power Corp.                              Enron Expat Services Inc.                                      34,291
Enron Power Corp.                              Enron Operations Services Corp. (ETS)                          22,794
Enron Power Marketing, Inc.                    Enron Corp.                                             4,759,878,078
Enron Power Marketing, Inc.                    Risk Management & Trading Corp.                         1,883,331,175
Enron Power Marketing, Inc.                    Enron Net Works LLC                                         1,489,080
Enron Power Marketing, Inc.                    EnronOnline, LLC                                              980,861
Enron Processing Properties, Inc.              Enron Corp.                                                   775,252
Enron Property & Services Corp.                Enron Corp.                                               170,457,843
Enron Renewable Energy Corp.                   Enron Corp.                                               199,375,058
Enron Renewable Energy Corp.                   EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)            77,747,035
Enron Renewable Energy Corp.                   EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)     4,457,980
Enron Renewable Energy Corp.                   Enron Property & Services Corp.                               378,703
Enron Renewable Energy Corp.                   Enron Net Works LLC                                           368,629
Enron Renewable Energy Corp.                   Enron Broadband Services, Inc.                                 58,728
Enron Renewable Energy Corp.                   Enron Expat Services Inc.                                      53,303
Enron Renewable Energy Corp.                   Enron North America Corp.                                      44,517
Enron Renewable Energy Corp.                   Enron Operations Services Corp. (ETS)                          27,106
Enron Renewable Energy Corp.                   Enron Management, Inc.                                         10,020
Enron Renewable Energy Corp.                   Enron Asia Pacific/Africa/China LLC                             5,096
Enron Renewable Energy Corp.                   Enron Power Corp.                                               4,560
Enron Renewable Energy Corp.                   Enron Energy Services Operations, Inc.                          4,229
Enron Renewable Energy Corp.                   Operational Energy Corp.                                        1,991
Enron Renewable Energy Corp.                   Enron South America LLC                                           311
Enron Renewable Energy Corp.                   Enron Middle East LLC                                              49
Enron Reserve Acquisition Corp.                Risk Management & Trading Corp.                            71,927,403
Enron Reserve Acquisition Corp.                Enron North America Corp.                                  56,265,698
Enron Reserve Acquisition Corp.                Enron Net Works LLC                                           348,605
Enron Reserve Acquisition Corp.                EnronOnline, LLC                                              140,123
Enron Reserve Acquisition Corp.                LOA, Inc.                                                     126,466
Enron Reserve Acquisition Corp.                Enron Property & Services Corp.                                33,396
Enron South America LLC                        Atlantic Commercial Finance, Inc.                         144,247,334
Enron South America LLC                        Enron Corp.                                               140,896,803
Enron South America LLC                        Enron Development Corp.                                    50,763,530
Enron South America LLC                        Enron Expat Services Inc.                                  14,265,184
Enron South America LLC                        Enron Brazil Power Holdings I Ltd.                          8,649,171
Enron South America LLC                        Enron Net Works LLC                                         5,245,866
Enron South America LLC                        Enron Property & Services Corp.                             3,037,841
Enron South America LLC                        Enron Asia Pacific/Africa/China LLC                           656,411
Enron South America LLC                        Enron Broadband Services, Inc.                                239,867

                  DUE FROM                                                       DUE TO                                    BALANCE
-------------------------------------------------------  ------------------------------------------------------------    -----------
Enron South America LLC                                  Enron Management, Inc.                                               99,000
Enron South America LLC                                  National Energy Production Corporation                               90,434
Enron South America LLC                                  Enron India LLC                                                      67,614
Enron South America LLC                                  Operational Energy Corp.                                             11,392
Enron South America LLC                                  Enron Asset Management Resources, Inc.                               11,147
Enron Telecommunications, Inc.                           Enron Corp.                                                           4,893
Enron Transportation Services Company                    Enron Liquid Services Corp.                                       5,898,417
Enron Transportation Services Company                    Enron Permian Gathering Inc.                                         22,625
Enron Transportation Services Company                    Operational Energy Corp.                                             12,965
Enron Transportation Services Company                    Enron Machine and Mechanical Services, Inc.                           3,916
Enron Transportation Services Company                    Enron Net Works LLC                                                   1,159
Enron Transportation Services Company                    Enron Alligator Alley Pipeline Company                                1,000
Enron Ventures Corp.                                     Enron Corp.                                                      98,906,211
Enron WarpSpeed Services, Inc.                           Enron Broadband Services, Inc.                                    8,145,699
Enron WarpSpeed Services, Inc.                           Enron Communications Leasing Corp.                                  523,769
Enron Wind Development Corp.                             EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)         110,762,142
Enron Wind Development Corp.                             EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)    32,408,392
Enron Wind Development Corp.                             ZWHC LLC                                                            290,000
Enron Wind Development Corp.                             Enron Corp.                                                           3,206
Enron Wind Lake Benton LLC                               EREC Subsidiary III, LLC (f/k/a Enron Wind Energy Systems
                                                         Corp.)                                                            2,371,712
Enron Wind Lake Benton LLC                               Enron Corp.                                                          75,450
Enron Wind Lake Benton LLC                               Enron Wind Development Corp.                                         28,696
Enron Wind Storm Lake I LLC                              EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)       934,343
Enron Wind Storm Lake II LLC                             EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)           1,727,500
Enron Wind Storm Lake II LLC                             EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                     158,464
Enron Wind Storm Lake II LLC                             Enron Corp.                                                          47,488
Enron Wind Storm Lake II LLC                             Enron Wind Development Corp.                                          7,645
EnronOnline, LLC                                         Enron Net Works LLC                                              15,486,309
EnronOnline, LLC                                         Enron Corp.                                                      10,043,268
EnronOnline, LLC                                         Enron Property & Services Corp.                                     648,625
EnronOnline, LLC                                         Enron Caribbean Basin LLC                                               114
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)  EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                 215,083,153
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)  EREC Subsidiary III, LLC (f/k/a Enron Wind Energy Systems
                                                         Corp.)                                                          208,885,892
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)  Zond Minnesota Construction Company LLC                           1,703,598
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)  Cabazon Power Partners LLC                                          400,000
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)  EREC Subsidiary IV, LLC (f/k/a Enron Wind Maintenance Corp.)        252,780
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)  Victory Garden Power Partners I L.L.C.                              200,000

                  DUE FROM                                                  DUE TO                               BALANCE
-----------------------------------------------   ---------------------------------------------------------   -------------
EREC Subsidiary I, LLC (f/k/a Enron Wind
Systems, Inc.)                                    Enron Wind Storm Lake I LLC                                       144,820
EREC Subsidiary I, LLC (f/k/a Enron Wind
Systems, Inc.)                                    ZWHC LLC                                                          100,000
EREC Subsidiary I, LLC (f/k/a Enron Wind
 Systems, Inc.)                                   Enron Wind Lake Benton LLC                                         78,116
EREC Subsidiary I, LLC (f/k/a Enron Wind
 Systems, Inc.)                                   Enron Corp.                                                         7,894
EREC Subsidiary II, LLC (f/k/a Enron Wind
 Constructors Corp.)                              EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)       191,130,164
EREC Subsidiary II, LLC (f/k/a Enron Wind
 Constructors Corp.)                              EREC Subsidiary III, LLC (f/k/a Enron Wind Energy Systems
                                                   Corp.)                                                        17,393,022
EREC Subsidiary II, LLC (f/k/a Enron Wind
 Constructors Corp.)                              ZWHC LLC                                                          430,000
EREC Subsidiary II, LLC (f/k/a Enron Wind
 Constructors Corp.)                              Enron Corp.                                                         3,670
EREC Subsidiary III, LLC (f/k/a Enron Wind
 Energy Systems Corp.)                            EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)               252,803,328
EREC Subsidiary III, LLC (f/k/a Enron Wind
 Energy Systems Corp.)                            Enron Wind Development Corp.                                    1,798,176
EREC Subsidiary III, LLC (f/k/a Enron Wind
 Energy Systems Corp.)                            ZWHC LLC                                                          200,000
EREC Subsidiary III, LLC (f/k/a Enron Wind
 Energy Systems Corp.)                            Enron Corp.                                                         9,955
EREC Subsidiary IV, LLC (f/k/a Enron Wind
 Maintenance Corp.)                               EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                   396,797
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)   Enron Corp.                                                   244,538,768
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)   EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors
                                                  Corp.)                                                        171,337,448
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)   Enron Wind Development Corp.                                   88,252,068
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)   Enron Wind Lake Benton LLC                                      1,753,152
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)   Cabazon Power Partners LLC                                      1,400,000
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)   Zond Minnesota Construction Company LLC                           875,726
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)   Enron Wind Storm Lake I LLC                                       179,877
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)   Enron Power Corp.                                                   2,483
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)   Enron North America Corp.                                             501
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)   Enron Net Works LLC                                                    71
Garden State Paper Company, LLC                   Enron Corp.                                                     8,922,710
Garden State Paper Company, LLC                   Risk Management & Trading Corp.                                 8,186,964
Garden State Paper Company, LLC                   Enron North America Corp.                                       5,993,968
Garden State Paper Company, LLC                   Enron Property & Services Corp.                                       632
Garden State Paper Company, LLC                   Enron Net Works LLC                                                   483
Green Power Partners I LLC                        EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors
                                                   Corp.)                                                        21,100,000
Green Power Partners I LLC                        EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)           300,000
Green Power Partners I LLC                        ZWHC LLC                                                           90,000
Intratex Gas Company                              Enron Corp.                                                    35,669,842
Intratex Gas Company                              Enron Net Works LLC                                                    91
LGMI, Inc.                                        LRCI, Inc.                                                     61,211,643

                DUE FROM                                              DUE TO                                     BALANCE
----------------------------------------    ---------------------------------------------------------         -------------
LGMI, Inc.                                  Louisiana Resources Company                                             802,382
LINGTEC Constructors L.P.                   Enron Engineering & Construction Company                             90,958,007
LINGTEC Constructors L.P.                   Enron Power Corp.                                                       167,693
LINGTEC Constructors L.P.                   National Energy Production Corporation                                  109,823
LINGTEC Constructors L.P.                   Enron Expat Services Inc.                                                19,382
LOA, Inc.                                   Enron North America Corp.                                            12,681,153
LOA, Inc.                                   Enron Operations Services Corp. (ETS)                                   194,000
LOA, Inc.                                   Enron ACS, Inc.                                                          40,000
Louisiana Gas Marketing Company             Enron Corp.                                                         111,799,520
Louisiana Gas Marketing Company             LGMI, Inc.                                                           28,872,588
Louisiana Gas Marketing Company             LRCI, Inc.                                                           21,174,401
Louisiana Gas Marketing Company             EGS New Ventures Corp.                                               21,000,000
Louisiana Gas Marketing Company             Enron Net Works LLC                                                      34,816
Louisiana Resources Company                 LRCI, Inc.                                                           29,840,748
Louisiana Resources Company                 Louisiana Gas Marketing Company                                       4,352,872
Louisiana Resources Company                 EGS New Ventures Corp.                                                   28,460
Louisiana Resources Company                 Enron Property & Services Corp.                                          25,403
Louisiana Resources Company                 Enron Net Works LLC                                                      17,756
LRCI, Inc.                                  Enron Corp.                                                         284,561,787
LRCI, Inc.                                  Enron North America Corp.                                             3,333,725
LRCI, Inc.                                  Risk Management & Trading Corp.                                       1,096,974
LRCI, Inc.                                  Enron Net Works LLC                                                     195,064
LRCI, Inc.                                  Enron Engineering & Construction Company                                127,640
Modulus Technologies, Inc.                  Enron Broadband Services, Inc.                                          220,000
Modulus Technologies, Inc.                  Enron North America Corp.                                                   646
National Energy Production Corporation      Enron Equipment Procurement Company                                 335,388,760
National Energy Production Corporation      NEPCO Power Procurement Company                                      56,409,266
National Energy Production Corporation      Enron Power & Industrial Construction Company                        33,391,511
National Energy Production Corporation      Enron Engineering & Construction Company                              6,837,074
National Energy Production Corporation      NEPCO Services International, Inc.                                    2,638,706
National Energy Production Corporation      Enron Net Works LLC                                                     283,313
National Energy Production Corporation      Enron Management, Inc.                                                   62,229
National Energy Production Corporation      Enron Power Corp.                                                        46,974
National Energy Production Corporation      Enron Property & Services Corp.                                          42,004
National Energy Production Corporation      Enron Asia Pacific/Africa/China LLC                                      38,680
National Energy Production Corporation      Enron Expat Services Inc.                                                36,898
National Energy Production Corporation      Enron Energy Services Operations, Inc.                                    6,395
National Energy Production Corporation      Enron Energy Services North America, Inc.                                 1,364
NEPCO Power Procurement Company             Enron Corp.                                                          41,164,448
NEPCO Services International, Inc.          Enron Corp.                                                           2,883,425
NEPCO Services International, Inc.          Enron Engineering & Construction Company                                  3,729
Nowa Sarzyna Holding B.V.                   Enron Corp.                                                           1,150,328
Nowa Sarzyna Holding B.V.                   Atlantic Commercial Finance, Inc.                                        34,640
Offshore Power Production C.V.              Atlantic Commercial Finance, Inc.                                        14,493
Offshore Power Production C.V.              Enron India LLC                                                           4,729
Omicron Enterprises, Inc.                   Enron Energy Services, LLC                                           67,551,667

                DUE FROM                                              DUE TO                                     BALANCE
----------------------------------------    ---------------------------------------------------------         -------------
Omicron Enterprises, Inc.                   Artemis Associates, L.L.C.                                            2,856,085
Omicron Enterprises, Inc.                   Enron Energy Services Operations, Inc.                                       98
Operational Energy Corp.                    Enron Property & Services Corp.                                         496,871
Operational Energy Corp.                    Enron Caribbean Basin LLC                                               280,436
Operational Energy Corp.                    National Energy Production Corporation                                  224,564
Operational Energy Corp.                    Enron Energy Services Operations, Inc.                                  220,310
Operational Energy Corp.                    Enron Expat Services Inc.                                               191,468
Operational Energy Corp.                    Enron Engineering & Construction Company                                125,800
Operational Energy Corp.                    NEPCO Services International, Inc.                                      114,332
Operational Energy Corp.                    Enron Net Works LLC                                                      55,227
Operational Energy Corp.                    Enron Energy Services North America, Inc.                                 2,270
Operational Energy Corp.                    Enron Management, Inc.                                                    1,328
Operational Energy Corp.                    Artemis Associates, L.L.C.                                                  180
Operational Energy Corp.                    Enron Industrial Markets LLC                                                130
Oswego Cogen Company, LLC                   Enron North America Corp.                                           388,534,411
Paulista Electrical Distribution, L.L.C.    Enron North America Corp.                                            11,505,970
Paulista Electrical Distribution, L.L.C.    Enron Corp.                                                           5,288,084
PBOG Corp.                                  Enron Corp.                                                         150,175,377
Portland General Holdings, Inc.             Enron Corp.                                                          37,774,282
Richmond Power Enterprise, L.P.             Enron North America Corp.                                             1,333,982
Richmond Power Enterprise, L.P.             Enron Corp.                                                           1,315,546
Risk Management & Trading Corp.             Enron Natural Gas Marketing Corp.                                   320,432,719
Risk Management & Trading Corp.             Enron LNG Marketing LLC                                              11,088,266
Risk Management & Trading Corp.             Enron Capital & Trade Resources International Corp.                   7,987,888
Risk Management & Trading Corp.             Enron Methanol Company                                                2,724,521
Risk Management & Trading Corp.             Louisiana Gas Marketing Company                                       1,798,473
Risk Management & Trading Corp.             Enron Global Markets LLC                                                511,554
Risk Management & Trading Corp.             Enron Development Funding Ltd.                                          506,532
Risk Management & Trading Corp.             EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                          73,442
Risk Management & Trading Corp.             Enron Property & Services Corp.                                             942
San Juan Gas Company, Inc.                  The Protane Corporation                                               1,901,624
San Juan Gas Company, Inc.                  Enron Broadband Services, Inc.                                        1,130,082
San Juan Gas Company, Inc.                  Enron Ventures Corp.                                                  1,083,092
San Juan Gas Company, Inc.                  Enron Global Markets LLC                                                693,215
San Juan Gas Company, Inc.                  Enron Corp.                                                             516,767
San Juan Gas Company, Inc.                  Enron Caribbean Basin LLC                                                73,561
Smith Street Land Company                   Enron Corp.                                                         247,291,337
Smith Street Land Company                   Enron Renewable Energy Corp.                                        147,885,701
Smith Street Land Company                   Enron Property & Services Corp.                                       2,361,445
Smith Street Land Company                   Enron Net Works LLC                                                         116
Smith Street Land Company                   Enron North America Corp.                                                    34
Superior Construction Company               Enron Engineering & Construction Company                             10,705,242
Superior Construction Company               Enron Equipment Procurement Company                                     482,874
Superior Construction Company               Enron Expat Services Inc.                                               434,321
Superior Construction Company               Enron Asset Management Resources, Inc.                                   49,765
Superior Construction Company               Enron Net Works LLC                                                      16,152

                DUE FROM                                               DUE TO                                    BALANCE
----------------------------------------     ---------------------------------------------------------        -------------
Superior Construction Company                National Energy Production Corporation                                   6,803
Superior Construction Company                Operational Energy Corp.                                                 5,933
Superior Construction Company                Enron South America LLC                                                    519
Tenant Services, Inc.                        Enron Corp.                                                         71,969,432
Tenant Services, Inc.                        Enron Energy Services, Inc.                                         10,177,720
The New Energy Trading Company               Enron Corp.                                                            302,482
The New Energy Trading Company               Enron Net Works LLC                                                     62,877
The Protane Corporation                      Enron Corp.                                                         26,188,985
The Protane Corporation                      Enron Caribbean Basin LLC                                           16,182,174
The Protane Corporation                      Enron International Holdings Corp.                                   1,516,305
The Protane Corporation                      Risk Management & Trading Corp.                                        665,514
The Protane Corporation                      Enron North America Corp.                                              170,152
The Protane Corporation                      Enron Expat Services Inc.                                               82,352
The Protane Corporation                      Enron Property & Services Corp.                                            664
TLS Investors, L.L.C.                        Enron Corp.                                                         23,600,810
TLS Investors, L.L.C.                        ECT Merchant Investments Corp.                                      16,532,054
Victory Garden Power Partners I L.L.C.       EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                        200,000
Zond Minnesota Construction Company LLC      EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors
                                              Corp.)                                                              1,510,465
Zond Minnesota Construction Company LLC      Enron Wind Lake Benton LLC                                             517,173
Zond Minnesota Construction Company LLC      Enron Corp.                                                              1,368
Zond Minnesota Construction Company LLC      Enron Wind Development Corp.                                               800
Zond Pacific, Inc.                           EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)                406,552
Zond Pacific, Inc.                           EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                        116,637
Zond Pacific, Inc.                           Enron Corp.                                                                288
ZWHC LLC                                     EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                      1,200,000

                                  RECEIVABLES

                DUE TO                                                 DUE FROM                                  BALANCE
------------------------------------------    ---------------------------------------------------------       -------------
Artemis Associates, L.L.C.                    EFS Holdings, Inc.                                                892,025,523
Artemis Associates, L.L.C.                    EFS XI, Inc. (f/k/a PBM Mechanical, Inc.)                           6,506,388
Artemis Associates, L.L.C.                    EFS X, Inc. (f/k/a Marlin Electric, Inc.)                           5,482,254
Artemis Associates, L.L.C.                    Omicron Enterprises, Inc.                                           2,856,085
Artemis Associates, L.L.C.                    EFS XII, Inc. (f/k/a MEP Services, Inc.)                            1,348,906
Artemis Associates, L.L.C.                    EFS I, Inc (f/k/a Limbach Facility Services, Inc.)                    607,893
Artemis Associates, L.L.C.                    EFS IV, Inc. (f/k/a Williard, Inc.)                                   112,369
Artemis Associates, L.L.C.                    Enron Energy Information Solutions, Inc.                               43,340
Artemis Associates, L.L.C.                    Enron Operations Services Corp. (ETS)                                  20,515
Artemis Associates, L.L.C.                    Enron Energy Services, Inc.                                             3,782
Artemis Associates, L.L.C.                    Operational Energy Corp.                                                  180
Atlantic Commercial Finance, Inc.             Enron South America LLC                                           144,247,334
Atlantic Commercial Finance, Inc.             Enron Asia Pacific/Africa/China LLC                                11,442,815
Atlantic Commercial Finance, Inc.             Enron Caribbean Basin LLC                                           6,876,976
Atlantic Commercial Finance, Inc.             Enron Middle East LLC                                               5,908,393
Atlantic Commercial Finance, Inc.             Enron Global LNG LLC                                                1,483,926
Atlantic Commercial Finance, Inc.             Calypso Pipeline, LLC                                                 792,587
Atlantic Commercial Finance, Inc.             Nowa Sarzyna Holding B.V.                                              34,640
Atlantic Commercial Finance, Inc.             Offshore Power Production C.V.                                         14,493
Atlantic Commercial Finance, Inc.             Enron Mauritius Company                                                10,890
BAM Lease Company                             Enron Corp.                                                        88,959,929
BAM Lease Company                             Enron North America Corp.                                          12,051,623
Cabazon Power Partners LLC                    EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                     1,400,000
Cabazon Power Partners LLC                    EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)               400,000
Calypso Pipeline, LLC                         Enron Global LNG LLC                                                   29,652
Clinton Energy Management Services, Inc.      Enron Corp.                                                        84,345,351
Clinton Energy Management Services, Inc.      Enron Energy Services, LLC                                         82,621,042
E Power Holdings Corp.                        Enron Corp.                                                        43,099,577
EBF LLC                                       Enron North America Corp.                                             233,211
ECI-Texas, L.P.                               Enron Broadband Services, Inc.                                     60,225,681
ECI-Texas, L.P.                               Enron Corp.                                                           326,783
ECT Merchant Investments Corp.                Enron North America Corp.                                          34,285,008
ECT Merchant Investments Corp.                TLS Investors, L.L.C.                                              16,532,054
ECT Merchant Investments Corp.                Enron Global Markets LLC                                            3,174,365
ECT Securities Limited Partnership            Enron North America Corp.                                               4,380
EES Service Holdings, Inc.                    Enron Corp.                                                        25,322,331
EESO Merchant Investments, Inc.               Enron Energy Services Operations, Inc.                                    611
EESO Merchant Investments, Inc.               Enron Energy Services, LLC                                                136
EFS Construction Management Services, Inc.    Enron Energy Services North America, Inc.                             345,923
EFS Construction Management Services, Inc.    Artemis Associates, L.L.C.                                              5,020

                           DUE TO                                                      DUE FROM                           BALANCE
-----------------------------------------------------------    -----------------------------------------------------    -----------
EFS Holdings, Inc.                                             EFS VIII, Inc. (f/k/a Limbach Company)                    25,857,347
EFS Holdings, Inc.                                             EFS IX, Inc. (f/k/a Limbach Company Investment Company)    9,496,520
EFS Holdings, Inc.                                              Enron Corp.                                               2,629,317
EFS Holdings, Inc.                                             EFS XVII, Inc. (f/k/a Harper Mechanical Corporation
                                                                Investment Company)                                       1,581,218
EFS Holdings, Inc.                                             EFS Construction Management Services, Inc.                 1,431,119
EFS Holdings, Inc.                                             EFS XIII, Inc. (f/k/a Harper Mechanical Corporation)         859,278
EFS Holdings, Inc.                                             EFS XI, Inc. (f/k/a PBM Mechanical, Inc.)                    430,988
EFS Holdings, Inc.                                             EFS XII, Inc. (f/k/a MEP Services, Inc.)                     168,227
EFS I, Inc (f/k/a Limbach Facility Services, Inc.)             EFS Holdings, Inc.                                        21,753,409
EFS III, Inc. (f/k/a EFG Holdings, Inc.)                       EFS IV, Inc. (f/k/a Williard, Inc.)                       15,560,734
EFS IV, Inc. (f/k/a Williard, Inc.)                            EFS II, Inc. (f/k/a EFS Construction and
                                                                Services Company)                                            32,108
EFS IX, Inc. (f/k/a Limbach Company Investment Company)        EFS VIII, Inc. (f/k/a Limbach Company)                    33,063,053
EFS IX, Inc. (f/k/a Limbach Company Investment Company)        EFS I, Inc (f/k/a Limbach Facility Services, Inc.)         5,103,432
EFS IX, Inc. (f/k/a Limbach Company Investment Company)        EFS VII, Inc (f/k/a Limbach Company Holding Company)           3,398
EFS V, Inc. (f/k/a Williard Inc. Investment Company)           EFS IV, Inc. (f/k/a Williard, Inc.)                       15,995,191
EFS V, Inc. (f/k/a Williard Inc. Investment Company)           EFS III, Inc. (f/k/a EFG Holdings, Inc.)                       3,201
EFS VI, L.P. (f/k/a Williard Plumbing Company, L.P.)           EFS IV, Inc. (f/k/a Williard, Inc.)                              900
EFS VII, Inc (f/k/a Limbach Company Holding Company)           EFS I, Inc (f/k/a Limbach Facility Services, Inc.)               443
EFS VII, Inc (f/k/a Limbach Company Holding Company)           EFS Holdings, Inc.                                               171
EFS VIII, Inc. (f/k/a Limbach Company)                         EFS VII, Inc (f/k/a Limbach Company Holding Company)             200
EFS X, Inc. (f/k/a Marlin Electric, Inc.)                      EFS XI, Inc. (f/k/a PBM Mechanical, Inc.)                  2,291,575
EFS X, Inc. (f/k/a Marlin Electric, Inc.)                      EFS Holdings, Inc.                                           153,754
EFS XI, Inc. (f/k/a PBM Mechanical, Inc.)                      EFS XII, Inc. (f/k/a MEP Services, Inc.)                   5,496,562
EFS XV, Inc. (f/k/a Mechanical Professional Services, Inc.)    EFS Holdings, Inc.                                            12,000
EFS XV, Inc. (f/k/a Mechanical Professional Services, Inc.)    Enron Corp.                                                       40
EFS XVII, Inc. (f/k/a Harper Mechanical Corporation
 Investment Company)                                           EFS XIII, Inc. (f/k/a Harper Mechanical Corporation)       5,903,565
EFS XVII, Inc. (f/k/a Harper Mechanical Corporation
Investment Company)                                            EFS I, Inc (f/k/a Limbach Facility Services, Inc.)           848,251
EGP Fuels Company                                              Enron Gas Liquids, Inc.                                   12,663,560
EGS New Ventures Corp.                                         Louisiana Gas Marketing Company                           21,000,000
EGS New Ventures Corp.                                         Louisiana Resources Company                                   28,460
EGS New Ventures Corp.                                         Enron Corp.                                                      432
ENA Asset Holdings L.P.                                        BAM Lease Company                                        430,000,000
ENA Upstream Company, LLC                                      Enron Corp.                                               22,052,348
ENA Upstream Company, LLC                                      Enron North America Corp.                                 19,271,939
ENA Upstream Company, LLC                                      Enron Energy Services, Inc.                                  293,833

                DUE TO                                          DUE FROM                            BALANCE
--------------------------------------     ---------------------------------------------------     ----------
EnRock Management, LLC                     EnRock, L.P.                                                 9,532
EnRock, L.P.                               ECI-Texas, L.P.                                          3,618,525
Enron Acquisition III Corp.                Enron Energy Services, LLC                               1,052,232
Enron Acquisition III Corp.                Enron Energy Services, Inc.                                760,619
Enron ACS, Inc.                            LOA, Inc.                                                   40,000
Enron Alligator Alley Pipeline Company     Enron Transportation Services Company                        1,000
Enron Asia Pacific/Africa/China LLC        Enron Holding Company L.L.C.                             4,586,965
Enron Asia Pacific/Africa/China LLC        E Power Holdings Corp.                                   3,751,956
Enron Asia Pacific/Africa/China LLC        Enron India LLC                                          1,372,767
Enron Asia Pacific/Africa/China LLC        Enron South America LLC                                    656,411
Enron Asia Pacific/Africa/China LLC        Enron Broadband Services, Inc.                             366,372
Enron Asia Pacific/Africa/China LLC        Enron Energy Services Operations, Inc.                     124,279
Enron Asia Pacific/Africa/China LLC        Enron International Korea Holdings Corp.                    97,743
Enron Asia Pacific/Africa/China LLC        Enron Global Markets LLC                                    88,002
Enron Asia Pacific/Africa/China LLC        Enron Global Power & Pipelines L.L.C.                       58,581
Enron Asia Pacific/Africa/China LLC        Enron Global LNG LLC                                        45,516
Enron Asia Pacific/Africa/China LLC        National Energy Production Corporation                      38,680
Enron Asia Pacific/Africa/China LLC        Enron Development Corp.                                     38,214
Enron Asia Pacific/Africa/China LLC        Enron Renewable Energy Corp.                                 5,096
Enron Asia Pacific/Africa/China LLC        Enron International Inc.                                     1,448
Enron Asia Pacific/Africa/China LLC        Enron Asset Management Resources, Inc.                       1,053
Enron Asia Pacific/Africa/China LLC        Enron Operations Services Corp. (ETS)                          852
Enron Asia Pacific/Africa/China LLC        Enron International Asia Corp.                                 220
Enron Asia Pacific/Africa/China LLC        Enron Development Management Ltd.                              137
Enron Asset Management Resources, Inc.     Enron Operations Services Corp. (ETS)                      699,525
Enron Asset Management Resources, Inc.     Enron Net Works LLC                                         57,753
Enron Asset Management Resources, Inc.     Superior Construction Company                               49,765
Enron Asset Management Resources, Inc.     Enron North America Corp.                                   35,871
Enron Asset Management Resources, Inc.     Artemis Associates, L.L.C.                                  20,515
Enron Asset Management Resources, Inc.     Enron Pipeline Services Company                             19,379
Enron Asset Management Resources, Inc.     Enron South America LLC                                     11,147
Enron Asset Management Resources, Inc.     Enron Methanol Company                                       5,825
Enron Asset Management Resources, Inc.     Enron Equipment Procurement Company                          2,000
Enron Asset Management Resources, Inc.     Enron Energy Services Operations, Inc.                         344
Enron Brazil Power Holdings I Ltd.         Enron South America LLC                                  8,649,171
Enron Brazil Power Holdings XI Ltd.        Atlantic Commercial Finance, Inc.                            1,000
Enron Brazil Power Investments XI Ltd.     Enron Brazil Power Holdings XI Ltd.                          2,000
Enron Broadband Services, Inc.             Enron Communications Group, Inc.                        11,219,634
Enron Broadband Services, Inc.             Enron WarpSpeed Services, Inc.                           8,145,699
Enron Broadband Services, Inc.             DataSystems Group Inc.                                   4,803,107
Enron Broadband Services, Inc.             EnRock, L.P.                                             3,028,567
Enron Broadband Services, Inc.             Enron Broadband Services, L.P.                           2,032,987
Enron Broadband Services, Inc.             San Juan Gas Company, Inc.                               1,130,082
Enron Broadband Services, Inc.             Enron South America LLC                                    239,867
Enron Broadband Services, Inc.             Modulus Technologies, Inc.                                 220,000
Enron Broadband Services, Inc.             Enron Operations Services Corp. (ETS)                      165,709

                       DUE TO                                             DUE FROM                       BALANCE
---------------------------------------------------    -------------------------------------------    -------------
Enron Broadband Services, Inc.                         Enron Energy Services Operations, Inc.               156,921
Enron Broadband Services, Inc.                         Enron Renewable Energy Corp.                          58,728
Enron Broadband Services, Inc.                         Enron Asset Management Resources, Inc.                19,299
Enron Broadband Services, Inc.                         Enron Capital & Trade Resources International
                                                        Corp.                                                18,720
Enron Broadband Services, Inc.                         Enron Global Markets LLC                              13,664
Enron Broadband Services, Inc.                         Enron Global LNG LLC                                   5,735
Enron Broadband Services, Inc.                         Artemis Associates, L.L.C.                             4,402
Enron Broadband Services, Inc.                         Enron Power & Industrial Construction Company          4,125
Enron Broadband Services, Inc.                         Enron Pipeline Services Company                        3,944
Enron Broadband Services, Inc.                         Calypso Pipeline, LLC                                  1,310
Enron Broadband Services, Inc.                         EGP Fuels Company                                         33
Enron Broadband Services, L.P.                         Enron Net Works LLC                                  286,070
Enron Capital & Trade Resources International Corp.    Enron Corp.                                       75,972,627
Enron Capital & Trade Resources International Corp.    Risk Management & Trading Corp.                    7,987,888
Enron Capital & Trade Resources International Corp.    Enron Expat Services Inc.                            206,301
Enron Capital & Trade Resources International Corp.    Enron Industrial Markets LLC                         118,389
Enron Caribbean Basin LLC                              Enron Equipment Procurement Company               50,376,655
Enron Caribbean Basin LLC                              Enron Global LNG LLC                              17,946,975
Enron Caribbean Basin LLC                              The Protane Corporation                           16,182,174
Enron Caribbean Basin LLC                              Enron Middle East LLC                              8,738,331
Enron Caribbean Basin LLC                              Enron Asia Pacific/Africa/China LLC                4,419,698
Enron Caribbean Basin LLC                              Enron Energy Services Operations, Inc.             1,366,424
Enron Caribbean Basin LLC                              Enron Development Corp.                              962,651
Enron Caribbean Basin LLC                              Enron India LLC                                      941,792
Enron Caribbean Basin LLC                              Enron Development Funding Ltd.                       537,528
Enron Caribbean Basin LLC                              Operational Energy Corp.                             280,436
Enron Caribbean Basin LLC                              Enron Broadband Services, Inc.                       243,903
Enron Caribbean Basin LLC                              Enron International Inc.                             172,544
Enron Caribbean Basin LLC                              San Juan Gas Company, Inc.                            73,561
Enron Caribbean Basin LLC                              Enron Power Corp.                                     47,405
Enron Caribbean Basin LLC                              Enron LNG Marketing LLC                                6,191
Enron Caribbean Basin LLC                              Enron Engineering & Construction Company               1,700
Enron Caribbean Basin LLC                              Enron Caribe VI Holdings Ltd.                          1,383
Enron Caribbean Basin LLC                              Enron Asset Management Resources, Inc.                 1,350
Enron Caribbean Basin LLC                              Enron Industrial Markets LLC                             774
Enron Caribbean Basin LLC                              EnronOnline, LLC                                         114
Enron Caribbean Basin LLC                              Enron International Asset Management Corp.               110
Enron Caribbean Basin LLC                              Enron International Fuel Management Company              100
Enron Caribe VI Holdings Ltd.                          Atlantic Commercial Finance, Inc.                      1,000
Enron Commercial Finance Ltd.                          Enron Development Funding Ltd.                    11,832,747
Enron Commercial Finance Ltd.                          Enron Caribbean Basin LLC                            302,659
Enron Commercial Finance Ltd.                          Enron Corp.                                          240,848
Enron Commercial Finance Ltd.                          Atlantic Commercial Finance, Inc.                     65,472
Enron Commercial Finance Ltd.                          Enron Global Power & Pipelines L.L.C.                  3,765
Enron Communications Leasing Corp.                     Enron Broadband Services, Inc.                    40,905,673

  DUE TO                                                     DUE FROM                         BALANCE
-----------                              -----------------------------------------------   -------------
Enron Communications Leasing Corp.       Enron WarpSpeed Services, Inc.                          523,769
Enron Communications Leasing Corp.       Enron North America Corp.                                10,267
Enron Communications Leasing Corp.       Artemis Associates, L.L.C.                                1,480
Enron Corp.                              Enron Power Marketing, Inc.                       4,759,878,078
Enron Corp.                              Enron Natural Gas Marketing Corp.                 3,584,017,322
Enron Corp.                              Atlantic Commercial Finance, Inc.                 2,398,415,056
Enron Corp.                              Enron Energy Services Operations, Inc.            1,742,009,477
Enron Corp.                              Enron Engineering & Construction Company          1,241,605,348
Enron Corp.                              Enron Broadband Services, Inc.                    1,217,202,935
Enron Corp.                              Enron Energy Services, Inc.                       1,051,320,032
Enron Corp.                              Artemis Associates, L.L.C.                          998,253,644
Enron Corp.                              Enron Development Funding Ltd.                      579,245,395
Enron Corp.                              Enron International Inc.                            442,695,941
Enron Corp.                              Enron Asia Pacific/Africa/China LLC                 403,058,760
Enron Corp.                              Enron Net Works LLC                                 346,071,624
Enron Corp.                              EGP Fuels Company                                   312,043,673
Enron Corp.                              LRCI, Inc.                                          284,561,787
Enron Corp.                              Enron Caribbean Basin LLC                           266,231,857
Enron Corp.                              Smith Street Land Company                           247,291,337
Enron Corp.                              EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)     244,538,768
Enron Corp.                              Enron Renewable Energy Corp.                        199,375,058
Enron Corp.                              Enron Energy Services North America, Inc.           192,912,088
Enron Corp.                              Enron India LLC                                     176,694,308
Enron Corp.                              Enron Property & Services Corp.                     170,457,843
Enron Corp.                              PBOG Corp.                                          150,175,377
Enron Corp.                              Enron Communications Leasing Corp.                  147,335,984
Enron Corp.                              Enron South America LLC                             140,896,803
Enron Corp.                              Louisiana Gas Marketing Company                     111,799,520
Enron Corp.                              Enron International Holdings Corp.                  108,987,457
Enron Corp.                              Enron Ventures Corp.                                 98,906,211
Enron Corp.                              Enron Global Markets LLC                             83,342,587
Enron Corp.                              Tenant Services, Inc.                                71,969,432
Enron Corp.                              Enron Expat Services Inc.                            67,828,578
Enron Corp.                              Enron Liquid Fuels, Inc.                             51,108,472
Enron Corp.                              Enron Methanol Company                               45,318,711
Enron Corp.                              NEPCO Power Procurement Company                      41,164,448
Enron Corp.                              Enron Mauritius Company                              41,064,225
Enron Corp.                              Portland General Holdings, Inc.                      37,774,282
Enron Corp.                              ECT Merchant Investments Corp.                       36,347,439
Enron Corp.                              Intratex Gas Company                                 35,669,842
Enron Corp.                              Enron Fuels International, Inc.                      31,550,875
Enron Corp.                              Enron Industrial Markets LLC                         27,339,306
Enron Corp.                              The Protane Corporation                              26,188,985
Enron Corp.                              ECT Strategic Value Corp.                            25,571,688
Enron Corp.                              Enron Middle East LLC                                23,699,817

        DUE TO                                              DUE FROM                               BALANCE
-----------------------        ----------------------------------------------------------------  -----------
Enron Corp.                    TLS Investors, L.L.C.                                              23,600,810
Enron Corp.                    Enron Power & Industrial Construction Company                      15,664,358
Enron Corp.                    Enron do Brazil Holdings Ltd.                                      10,596,256
Enron Corp.                    EnronOnline, LLC                                                   10,043,268
Enron Corp.                    Garden State Paper Company, LLC                                     8,922,710
Enron Corp.                    Enron Broadband Services, L.P.                                      8,019,062
Enron Corp.                    Enron Management, Inc.                                              6,104,061
Enron Corp.                    Enron Global LNG LLC                                                5,898,622
Enron Corp.                    Paulista Electrical Distribution, L.L.C.                            5,288,084
Enron Corp.                    ECI-Nevada Corp.                                                    5,197,604
Enron Corp.                    Enron Brazil Power Holdings XI Ltd.                                 5,192,684
Enron Corp.                    Enron Pipeline Services Company                                     4,689,959
Enron Corp.                    EFS VIII, Inc. (f/k/a Limbach Company)                              4,058,232
Enron Corp.                    EESO Merchant Investments, Inc.                                     3,806,245
Enron Corp.                    DataSystems Group Inc.                                              3,782,065
Enron Corp.                    EFS Construction Management Services, Inc.                          3,444,149
Enron Corp.                    NEPCO Services International, Inc.                                  2,883,425
Enron Corp.                    Enron ACS, Inc.                                                     2,857,061
Enron Corp.                    EFS IV, Inc. (f/k/a Williard, Inc.)                                 1,840,929
Enron Corp.                    Enron Asset Management Resources, Inc.                              1,764,767
Enron Corp.                    Enron Brazil Power Holdings I Ltd.                                  1,681,565
Enron Corp.                    Richmond Power Enterprise, L.P.                                     1,315,546
Enron Corp.                    Nowa Sarzyna Holding B.V.                                           1,150,328
Enron Corp.                    Enron Machine and Mechanical Services, Inc.                         1,070,599
Enron Corp.                    Enron Freight Markets Corp.                                         1,030,193
Enron Corp.                    Enron Processing Properties, Inc.                                     775,252
Enron Corp.                    Calvert City Power I, L.L.C.                                          650,768
Enron Corp.                    Enron Acquisition III Corp.                                           542,332
Enron Corp.                    San Juan Gas Company, Inc.                                            516,767
Enron Corp.                    The New Energy Trading Company                                        302,482
Enron Corp.                    Calypso Pipeline, LLC                                                 289,324
Enron Corp.                    EFS XIII, Inc. (f/k/a Harper Mechanical Corporation)                  271,027
Enron Corp.                    Enron International Asia Corp.                                        219,105
Enron Corp.                    Cabazon Power Partners LLC                                            200,000
Enron Corp.                    Enron Wind Lake Benton LLC                                             75,450
Enron Corp.                    Enron Communications Group, Inc.                                       48,673
Enron Corp.                    Enron Wind Storm Lake II LLC                                           47,488
Enron Corp.                    Enron Gathering Company                                                36,393
Enron Corp.                    ECT Securities Limited Partnership                                     21,109
Enron Corp.                    ECT Securities LP Corp.                                                10,292
Enron Corp.                    EREC Subsidiary III, LLC (f/k/a Enron Wind Energy Systems Corp.)        9,955
Enron Corp.                    ECT Securities GP Corp.                                                 8,972
Enron Corp.                    EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)                 7,894
Enron Corp.                    Enron Telecommunications, Inc.                                          4,893

                DUE TO                                                          DUE FROM                               BALANCE
-----------------------------------------          ----------------------------------------------------------------  -----------
Enron Corp.                                        EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)           3,670
Enron Corp.                                        Enron Wind Development Corp.                                            3,206
Enron Corp.                                        EFS II, Inc. (f/k/a EFS Construction and Services Company)              2,182
Enron Corp.                                        Zond Minnesota Construction Company LLC                                 1,368
Enron Corp.                                        Enron Federal Solutions, Inc.                                           1,176
Enron Corp.                                        Zond Pacific, Inc.                                                        288
Enron Credit Inc.                                  Enron Corp.                                                         4,517,436
Enron Development Corp.                            Enron Corp.                                                       223,174,753
Enron Development Corp.                            Enron South America LLC                                            50,763,530
Enron Development Corp.                            Enron Mauritius Company                                            38,273,421
Enron Development Corp.                            Enron International Holdings Corp.                                  9,682,543
Enron Development Funding Ltd.                     Enron Brazil Power Holdings XI Ltd.                               204,963,939
Enron Development Funding Ltd.                     Enron do Brazil Holdings Ltd.                                      59,431,846
Enron Development Funding Ltd.                     Enron Brazil Power Holdings I Ltd.                                 19,003,105
Enron Development Funding Ltd.                     Enron Brazil Power Investments XI Ltd.                              2,075,975
Enron Development Funding Ltd.                     Risk Management & Trading Corp.                                       506,532
Enron Development Funding Ltd.                     Atlantic Commercial Finance, Inc.                                      93,846
Enron Development Funding Ltd.                     Enron India Holdings Ltd.                                              12,144
Enron Development Funding Ltd.                     Enron Development Management Ltd.                                       8,268
Enron Development Funding Ltd.                     Enron Middle East LLC                                                   5,210
Enron Development Funding Ltd.                     Enron Caribe VI Holdings Ltd.                                           5,083
Enron Development Funding Ltd.                     Enron International Korea Holdings Corp.                                1,580
Enron Development Management Ltd.                  Enron Corp.                                                             1,000
Enron do Brazil Holdings Ltd.                      Enron Brazil Power Holdings I Ltd.                                    456,937
Enron Energy Information Solutions, Inc.           Enron Corp.                                                        48,957,332
Enron Energy Information Solutions, Inc.           Enron Energy Services, LLC                                          5,498,431
Enron Energy Information Solutions, Inc.           Enron Energy Services, Inc.                                         3,333,621
Enron Energy Information Solutions, Inc.           Enron Energy Services North America, Inc.                               5,000
Enron Energy Marketing Corp.                       Enron Corp.                                                        81,798,431
Enron Energy Services North America, Inc.          Enron Energy Services Operations, Inc.                            124,341,377
Enron Energy Services North America, Inc.          Enron Federal Solutions, Inc.                                      12,986,064
Enron Energy Services North America, Inc.          Enron Energy Services, Inc.                                         8,090,940
Enron Energy Services North America, Inc.          Enron Engineering & Construction Company                              690,102
Enron Energy Services North America, Inc.          Enron Broadband Services, Inc.                                        649,268
Enron Energy Services North America, Inc.          Artemis Associates, L.L.C.                                            384,111
Enron Energy Services North America, Inc.          Enron Acquisition III Corp.                                           164,520
Enron Energy Services North America, Inc.          Operational Energy Corp.                                                2,270
Enron Energy Services North America, Inc.          National Energy Production Corporation                                  1,364
Enron Energy Services North America, Inc.          Enron Equipment Procurement Company                                       880
Enron Energy Services North America, Inc.          Enron Industrial Markets LLC                                              101
Enron Energy Services Operations, Inc.             Enron Energy Services, Inc.                                       625,823,097
Enron Energy Services Operations, Inc.             Clinton Energy Management Services, Inc.                          190,028,444
Enron Energy Services Operations, Inc.             Enron Energy Marketing Corp.                                       73,720,250
Enron Energy Services Operations, Inc.             Enron Energy Information Solutions, Inc.                           69,042,141

                    DUE TO                                            DUE FROM                                         BALANCE
------------------------------------------------   ---------------------------------------------                     -----------
Enron Energy Services Operations, Inc.             EES Service Holdings, Inc.                                         15,387,161
Enron Energy Services Operations, Inc.             Artemis Associates, L.L.C.                                          9,493,326
Enron Energy Services Operations, Inc.             Enron Acquisition III Corp.                                         1,334,178
Enron Energy Services Operations, Inc.             Operational Energy Corp.                                              220,310
Enron Energy Services Operations, Inc.             EFS Construction Management Services, Inc.                            145,163
Enron Energy Services Operations, Inc.             Enron Industrial Markets LLC                                           46,400
Enron Energy Services Operations, Inc.             Enron Middle East LLC                                                  20,623
Enron Energy Services Operations, Inc.             Enron Engineering & Construction Company                               10,603
Enron Energy Services Operations, Inc.             EFS Holdings, Inc.                                                      9,313
Enron Energy Services Operations, Inc.             National Energy Production Corporation                                  6,395
Enron Energy Services Operations, Inc.             Enron Renewable Energy Corp.                                            4,229
Enron Energy Services Operations, Inc.             ECT Merchant Investments Corp.                                          1,421
Enron Energy Services Operations, Inc.             Enron Gas Liquids, Inc.                                                   761
Enron Energy Services Operations, Inc.             Enron Power & Industrial Construction Company                             315
Enron Energy Services Operations, Inc.             Enron Fuels International, Inc.                                           244
Enron Energy Services Operations, Inc.             Enron Global LNG LLC                                                      140
Enron Energy Services Operations, Inc.             Enron Pipeline Services Company                                           124
Enron Energy Services Operations, Inc.             Omicron Enterprises, Inc.                                                  98
Enron Energy Services Operations, Inc.             Enron Equipment Procurement Company                                        59
Enron Energy Services, Inc.                        Enron Energy Services, LLC                                        800,387,526
Enron Energy Services, Inc.                        Enron Energy Marketing Corp.                                      353,854,546
Enron Energy Services, Inc.                        Tenant Services, Inc.                                              10,177,720
Enron Energy Services, Inc.                        Clinton Energy Management Services, Inc.                            7,302,801
Enron Energy Services, Inc.                        Enron Federal Solutions, Inc.                                       1,780,961
Enron Energy Services, Inc.                        EFS Construction Management Services, Inc.                            132,905
Enron Energy Services, LLC                         Enron Energy Services Operations, Inc.                            691,085,928
Enron Energy Services, LLC                         Enron Corp.                                                       656,632,849
Enron Energy Services, LLC                         Omicron Enterprises, Inc.                                          67,551,667
Enron Energy Services, LLC                         Enron Energy Marketing Corp.                                       18,831,337
Enron Energy Services, LLC                         Enron Energy Services North America, Inc.                             848,219
Enron Energy Services, LLC                         Enron Federal Solutions, Inc.                                         277,571
Enron Engineering & Construction Company           Enron Equipment Procurement Company                               716,755,536
Enron Engineering & Construction Company           LINGTEC Constructors L.P.                                          90,958,007
Enron Engineering & Construction Company           Enron Power Corp.                                                  49,051,501
Enron Engineering & Construction Company           Superior Construction Company                                      10,705,242
Enron Engineering & Construction Company           National Energy Production Corporation                              6,837,074
Enron Engineering & Construction Company           Enron North America Corp.                                           3,534,412
Enron Engineering & Construction Company           Enron Power & Industrial Construction Company                       3,406,230
Enron Engineering & Construction Company           ECT Merchant Investments Corp.                                        914,107
Enron Engineering & Construction Company           LRCI, Inc.                                                            127,640
Enron Engineering & Construction Company           Operational Energy Corp.                                              125,800
Enron Engineering & Construction Company           Atlantic Commercial Finance, Inc.                                     101,108
Enron Engineering & Construction Company           Enron Asset Management Resources, Inc.                                 67,985
Enron Engineering & Construction Company           Enron India LLC                                                        56,708
Enron Engineering & Construction Company           Enron Broadband Services, Inc.                                         47,546
Enron Engineering & Construction Company           Enron Asia Pacific/Africa/China LLC                                    20,672

              DUE TO                                                    DUE FROM                                       BALANCE
-----------------------------------                ---------------------------------------------------               -----------
Enron Engineering & Construction Company           Enron Pipeline Services Company                                         9,939
Enron Engineering & Construction Company           Enron Operations Services Corp. (ETS)                                   6,175
Enron Engineering & Construction Company           NEPCO Services International, Inc.                                      3,729
Enron Engineering & Construction Company           Artemis Associates, L.L.C.                                              3,717
Enron Engineering & Construction Company           Enron Communications Leasing Corp.                                      2,229
Enron Engineering & Operational Services Company   Enron North America Corp.                                               1,000
Enron Equipment Procurement Company                Enron Corp.                                                       590,613,645
Enron Equipment Procurement Company                National Energy Production Corporation                            335,388,760
Enron Equipment Procurement Company                Enron Pipeline Construction Services Company                        1,550,078
Enron Equipment Procurement Company                Superior Construction Company                                         482,874
Enron Equipment Procurement Company                Enron Power Corp.                                                      45,692
Enron Expat Services Inc.                          Enron North America Corp.                                          24,634,122
Enron Expat Services Inc.                          Enron South America LLC                                            14,265,184
Enron Expat Services Inc.                          Enron Asia Pacific/Africa/China LLC                                 9,005,904
Enron Expat Services Inc.                          Enron India LLC                                                     8,077,475
Enron Expat Services Inc.                          Enron Engineering & Construction Company                            5,590,935
Enron Expat Services Inc.                          Enron Broadband Services, Inc.                                      4,713,030
Enron Expat Services Inc.                          Enron Global Markets LLC                                            1,896,010
Enron Expat Services Inc.                          Enron Caribbean Basin LLC                                           1,886,630
Enron Expat Services Inc.                          Enron International Holdings Corp.                                  1,393,427
Enron Expat Services Inc.                          Enron Middle East LLC                                               1,341,812
Enron Expat Services Inc.                          Superior Construction Company                                         434,321
Enron Expat Services Inc.                          Enron Operations Services Corp. (ETS)                                 292,096
Enron Expat Services Inc.                          Enron Energy Services Operations, Inc.                                278,834
Enron Expat Services Inc.                          Operational Energy Corp.                                              191,468
Enron Expat Services Inc.                          Enron Equipment Procurement Company                                   181,561
Enron Expat Services Inc.                          Enron Global LNG LLC                                                  169,895
Enron Expat Services Inc.                          Enron Industrial Markets LLC                                          105,970
Enron Expat Services Inc.                          The Protane Corporation                                                82,352
Enron Expat Services Inc.                          Enron Renewable Energy Corp.                                           53,303
Enron Expat Services Inc.                          National Energy Production Corporation                                 36,898
Enron Expat Services Inc.                          Enron Power Corp.                                                      34,291
Enron Expat Services Inc.                          LINGTEC Constructors L.P.                                              19,382
Enron Expat Services Inc.                          Enron Asset Management Resources, Inc.                                  1,642
Enron Federal Solutions, Inc.                      Enron Energy Services Operations, Inc.                              3,294,898
Enron Freight Markets Corp.                        Enron Metals & Commodity Corp.                                         28,900
Enron Gas Liquids, Inc.                            Enron Capital & Trade Resources International Corp.                14,129,582
Enron Gas Liquids, Inc.                            Enron Corp.                                                         4,848,629
Enron Global LNG LLC                               Enron North America Corp.                                           3,783,808
Enron Global LNG LLC                               Enron India LLC                                                     1,271,553
Enron Global LNG LLC                               Enron Management, Inc.                                                 16,365
Enron Global Markets LLC                           Enron Gas Liquids, Inc.                                             3,164,078
Enron Global Markets LLC                           Enron Freight Markets Corp.                                         1,806,104
Enron Global Markets LLC                           Calypso Pipeline, LLC                                               1,743,201
Enron Global Markets LLC                           Enron Global LNG LLC                                                1,503,267

                  DUE TO                                           DUE FROM                           BALANCE
-------------------------------------------   ---------------------------------------------------   -----------
Enron Global Markets LLC                      San Juan Gas Company, Inc.                                693,215
Enron Global Markets LLC                      Enron Middle East LLC                                     512,700
Enron Global Markets LLC                      Risk Management & Trading Corp.                           511,554
Enron Global Markets LLC                      Enron Energy Services, Inc.                               416,466
Enron Global Markets LLC                      Enron Caribbean Basin LLC                                 411,412
Enron Global Markets LLC                      Enron Energy Services Operations, Inc.                     68,561
Enron Global Markets LLC                      Enron Liquid Fuels, Inc.                                   33,804
Enron Global Markets LLC                      Enron Fuels International, Inc.                             5,267
Enron Global Markets LLC                      Enron Capital & Trade Resources International Corp.         1,503
Enron Global Power & Pipelines L.L.C.         Enron Corp.                                           239,882,186
Enron Global Power & Pipelines L.L.C.         Enron Caribbean Basin LLC                                 960,095
Enron Holding Company L.L.C.                  Enron Corp.                                            94,118,672
Enron India LLC                               Atlantic Commercial Finance, Inc.                      23,683,443
Enron India LLC                               Enron Development Corp.                                 4,186,864
Enron India LLC                               Enron Mauritius Company                                 1,079,409
Enron India LLC                               Enron Broadband Services, Inc.                            318,659
Enron India LLC                               Enron South America LLC                                    67,614
Enron India LLC                               Enron Energy Services Operations, Inc.                     59,955
Enron India LLC                               Enron Industrial Markets LLC                               11,439
Enron India LLC                               Offshore Power Production C.V.                              4,729
Enron India LLC                               Enron International Inc.                                    1,254
Enron Industrial Markets LLC                  Enron Broadband Services, Inc.                            116,436
Enron Industrial Markets LLC                  Enron Freight Markets Corp.                                 3,447
Enron Industrial Markets LLC                  Enron Global Markets LLC                                    1,712
Enron Industrial Markets LLC                  Enron Asia Pacific/Africa/China LLC                           130
Enron Industrial Markets LLC                  Operational Energy Corp.                                      130
Enron International Asset Management Corp.    Enron Corp.                                               623,598
Enron International Fuel Management Company   Enron Global LNG LLC                                        1,000
Enron International Fuel Management Company   Enron Corp.                                                    26
Enron International Holdings Corp.            The Protane Corporation                                 1,516,305
Enron International Holdings Corp.            Enron Commercial Finance Ltd.                               2,102
Enron International Korea Holdings Corp.      Enron Corp.                                               533,359
Enron Liquid Fuels, Inc.                      Enron Gas Liquids, Inc.                                 3,645,703
Enron Liquid Fuels, Inc.                      Enron Capital & Trade Resources International Corp.     1,863,103
Enron Liquid Fuels, Inc.                      Enron Freight Markets Corp.                                 3,000
Enron Liquid Services Corp.                   Enron Corp.                                            29,470,581
Enron Liquid Services Corp.                   Enron Transportation Services Company                   5,898,417
Enron LNG Marketing LLC                       Risk Management & Trading Corp.                        11,088,266
Enron LNG Marketing LLC                       Enron Corp.                                             4,819,671
Enron LNG Marketing LLC                       Enron North America Corp.                                 569,296
Enron LNG Shipping Company                    Enron LNG Marketing LLC                                   935,331
Enron LNG Shipping Company                    Enron Global LNG LLC                                        1,000
Enron Machine and Mechanical Services, Inc.   Enron Operations Services Corp. (ETS)                     947,663
Enron Machine and Mechanical Services, Inc.   Enron Transportation Services Company                       3,916

             DUE TO                                      DUE FROM                           BALANCE
---------------------------------   --------------------------------------------------   -------------
Enron Management, Inc.              EGP Fuels Company                                      157,769,677
Enron Management, Inc.              Enron North America Corp.                               89,248,186
Enron Management, Inc.              Enron Energy Services Operations, Inc.                   1,050,540
Enron Management, Inc.              Enron Broadband Services, Inc.                             479,585
Enron Management, Inc.              Enron Engineering & Construction Company                   381,847
Enron Management, Inc.              Enron Operations Services Corp. (ETS)                      265,649
Enron Management, Inc.              Enron Net Works LLC                                        229,126
Enron Management, Inc.              Enron Asia Pacific/Africa/China LLC                        149,840
Enron Management, Inc.              Enron Global Markets LLC                                   132,878
Enron Management, Inc.              Enron Caribbean Basin LLC                                  121,909
Enron Management, Inc.              Enron Expat Services Inc.                                  110,000
Enron Management, Inc.              Enron South America LLC                                     99,000
Enron Management, Inc.              National Energy Production Corporation                      62,229
Enron Management, Inc.              Enron India LLC                                             48,996
Enron Management, Inc.              Enron Industrial Markets LLC                                34,541
Enron Management, Inc.              Enron Pipeline Services Company                             12,047
Enron Management, Inc.              Enron Renewable Energy Corp.                                10,020
Enron Management, Inc.              Operational Energy Corp.                                     1,328
Enron Metals & Commodity Corp.      Enron Corp.                                             93,768,993
Enron Metals & Commodity Corp.      Enron Global Markets LLC                                    33,129
Enron Metals & Commodity Corp.      Enron North America Corp.                                   18,597
Enron Metals & Commodity Corp.      Enron Credit Inc.                                              996
Enron Methanol Company              EGP Fuels Company                                        6,817,785
Enron Methanol Company              Enron Gas Liquids, Inc.                                  3,513,291
Enron Methanol Company              Risk Management & Trading Corp.                          2,724,521
Enron Middle East LLC               Enron North America Corp.                                3,230,788
Enron Middle East LLC               Enron India LLC                                            729,331
Enron Middle East LLC               Enron Global LNG LLC                                       647,537
Enron Middle East LLC               Enron Liquid Fuels, Inc.                                    58,710
Enron Middle East LLC               Enron Broadband Services, Inc.                               7,867
Enron Middle East LLC               Enron Asia Pacific/Africa/China LLC                          2,804
Enron Middle East LLC               Enron Renewable Energy Corp.                                    49
Enron Natural Gas Marketing Corp.   Enron North America Corp.                            4,131,527,273
Enron Natural Gas Marketing Corp.   Risk Management & Trading Corp.                        320,432,719
Enron Net Works LLC                 Enron Global Markets LLC                                36,200,441
Enron Net Works LLC                 Enron Energy Services Operations, Inc.                  21,201,639
Enron Net Works LLC                 Enron Industrial Markets LLC                            18,601,824
Enron Net Works LLC                 EnronOnline, LLC                                        15,486,309
Enron Net Works LLC                 Enron Caribbean Basin LLC                                8,419,052
Enron Net Works LLC                 Enron Broadband Services, Inc.                           6,437,139
Enron Net Works LLC                 Enron South America LLC                                  5,245,866
Enron Net Works LLC                 Enron Engineering & Construction Company                 3,476,726
Enron Net Works LLC                 Artemis Associates, L.L.C.                               3,063,436
Enron Net Works LLC                 Enron North America Corp.                                2,523,403
Enron Net Works LLC                 Enron Asia Pacific/Africa/China LLC                      1,989,297
Enron Net Works LLC                 Enron Power Marketing, Inc.                              1,489,080

          DUE TO                                 DUE FROM                            BALANCE
-------------------------   ---------------------------------------------------   --------------
Enron Net Works LLC         Enron India LLC                                            1,183,153
Enron Net Works LLC         EFS IV, Inc. (f/k/a Williard, Inc.)                        1,096,472
Enron Net Works LLC         Enron Credit Inc.                                            960,382
Enron Net Works LLC         EFS I, Inc (f/k/a Limbach Facility Services, Inc.)           945,730
Enron Net Works LLC         Enron Pipeline Services Company                              391,088
Enron Net Works LLC         Enron Operations Services Corp. (ETS)                        373,434
Enron Net Works LLC         Enron Renewable Energy Corp.                                 368,629
Enron Net Works LLC         Enron Reserve Acquisition Corp.                              348,605
Enron Net Works LLC         National Energy Production Corporation                       283,313
Enron Net Works LLC         Enron Middle East LLC                                        203,406
Enron Net Works LLC         LRCI, Inc.                                                   195,064
Enron Net Works LLC         Enron Global LNG LLC                                         108,398
Enron Net Works LLC         Enron Metals & Commodity Corp.                               102,018
Enron Net Works LLC         Enron Energy Services North America, Inc.                     78,267
Enron Net Works LLC         The New Energy Trading Company                                62,877
Enron Net Works LLC         Operational Energy Corp.                                      55,227
Enron Net Works LLC         Enron Power Corp.                                             53,946
Enron Net Works LLC         Enron Capital & Trade Resources International Corp.           50,852
Enron Net Works LLC         Louisiana Gas Marketing Company                               34,816
Enron Net Works LLC         Enron Gas Liquids, Inc.                                       24,362
Enron Net Works LLC         Enron Energy Information Solutions, Inc.                      18,636
Enron Net Works LLC         Louisiana Resources Company                                   17,756
Enron Net Works LLC         Enron Methanol Company                                        17,639
Enron Net Works LLC         Superior Construction Company                                 16,152
Enron Net Works LLC         Enron Expat Services Inc.                                     15,898
Enron Net Works LLC         ECT Merchant Investments Corp.                                12,000
Enron Net Works LLC         EFS Construction Management Services, Inc.                     9,138
Enron Net Works LLC         Enron Liquid Fuels, Inc.                                       6,741
Enron Net Works LLC         Enron Power & Industrial Construction Company                  3,261
Enron Net Works LLC         EGP Fuels Company                                              2,054
Enron Net Works LLC         Clinton Energy Management Services, Inc.                       1,894
Enron Net Works LLC         ECT Strategic Value Corp.                                      1,522
Enron Net Works LLC         Enron Transportation Services Company                          1,159
Enron Net Works LLC         Enron Communications Leasing Corp.                               922
Enron Net Works LLC         Enron Energy Marketing Corp.                                     667
Enron Net Works LLC         Garden State Paper Company, LLC                                  483
Enron Net Works LLC         Smith Street Land Company                                        116
Enron Net Works LLC         Intratex Gas Company                                              91
Enron Net Works LLC         EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                   71
Enron North America Corp.   Enron Corp.                                           12,698,613,736
Enron North America Corp.   Enron Capital & Trade Resources International Corp.      448,007,106
Enron North America Corp.   Oswego Cogen Company, LLC                                388,534,411
Enron North America Corp.   Enron Gas Liquids, Inc.                                  126,603,975
Enron North America Corp.   Enron Energy Services, Inc.                              103,606,046

               DUE TO                                      DUE FROM                         BALANCE
-------------------------------------   -----------------------------------------------   -----------
Enron North America Corp.               Enron Power Corp.                                  65,261,706
Enron North America Corp.               Enron Broadband Services, Inc.                     63,404,528
Enron North America Corp.               Enron Reserve Acquisition Corp.                    56,265,698
Enron North America Corp.               EGS New Ventures Corp.                             36,706,029
Enron North America Corp.               Enron Equipment Procurement Company                18,797,456
Enron North America Corp.               Clinton Energy Management Services, Inc.           15,797,457
Enron North America Corp.               Enron Industrial Markets LLC                       15,652,633
Enron North America Corp.               LOA, Inc.                                          12,681,153
Enron North America Corp.               Enron Global Markets LLC                           12,193,954
Enron North America Corp.               Paulista Electrical Distribution, L.L.C.           11,505,970
Enron North America Corp.               EESO Merchant Investments, Inc.                    11,455,402
Enron North America Corp.               E Power Holdings Corp.                              9,599,253
Enron North America Corp.               Enron Energy Services Operations, Inc.              7,132,174
Enron North America Corp.               Garden State Paper Company, LLC                     5,993,968
Enron North America Corp.               Enron Credit Inc.                                   5,734,365
Enron North America Corp.               LRCI, Inc.                                          3,333,725
Enron North America Corp.               Enron Liquid Fuels, Inc.                            2,488,408
Enron North America Corp.               Richmond Power Enterprise, L.P.                     1,333,982
Enron North America Corp.               Enron Caribbean Basin LLC                           1,021,785
Enron North America Corp.               Enron International Asia Corp.                        624,613
Enron North America Corp.               ECT Strategic Value Corp.                             619,026
Enron North America Corp.               Enron Global Power & Pipelines L.L.C.                 359,483
Enron North America Corp.               Enron Asia Pacific/Africa/China LLC                   243,901
Enron North America Corp.               Enron India LLC                                       199,336
Enron North America Corp.               Calvert City Power I, L.L.C.                          195,137
Enron North America Corp.               The Protane Corporation                               170,152
Enron North America Corp.               EGP Fuels Company                                      48,836
Enron North America Corp.               Enron Renewable Energy Corp.                           44,517
Enron North America Corp.               Enron Energy Services North America, Inc.              24,547
Enron North America Corp.               Calypso Pipeline, LLC                                   1,982
Enron North America Corp.               Enron Freight Markets Corp.                             1,074
Enron North America Corp.               Modulus Technologies, Inc.                                646
Enron North America Corp.               EFS Construction Management Services, Inc.                614
Enron North America Corp.               EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)           501
Enron North America Corp.               Enron Fuels International, Inc.                           186
Enron North America Corp.               Enron International Inc.                                  119
Enron North America Corp.               Enron Power & Industrial Construction Company             102
Enron North America Corp.               ECT Securities GP Corp.                                    73
Enron North America Corp.               Enron Pipeline Services Company                            62
Enron North America Corp.               Smith Street Land Company                                  34
Enron Operations Services Corp. (ETS)   Enron Corp.                                       300,049,411
Enron Operations Services Corp. (ETS)   Enron Alligator Alley Pipeline Company                783,476
Enron Operations Services Corp. (ETS)   LOA, Inc.                                             194,000
Enron Operations Services Corp. (ETS)   Calypso Pipeline, LLC                                 167,565
Enron Operations Services Corp. (ETS)   Enron North America Corp.                              76,761

                   DUE TO                                          DUE FROM                          BALANCE
---------------------------------------------   -----------------------------------------------   -------------
Enron Operations Services Corp. (ETS)           EGP Fuels Company                                        35,781
Enron Operations Services Corp. (ETS)           Enron Renewable Energy Corp.                             27,106
Enron Operations Services Corp. (ETS)           Enron Power Corp.                                        22,794
Enron Operations Services Corp. (ETS)           Enron Energy Services Operations, Inc.                   16,521
Enron Operations Services Corp. (ETS)           Enron Liquid Services Corp.                                 390
Enron Operations Services Corp. (ETS)           Enron Liquid Fuels, Inc.                                    151
Enron Operations Services Corp. (ETS)           Enron Power & Industrial Construction Company                50
Enron Operations Services Corp. (ETS)           Clinton Energy Management Services, Inc.                     20
Enron Permian Gathering Inc.                    Enron Corp.                                           8,950,940
Enron Permian Gathering Inc.                    Enron Transportation Services Company                    22,625
Enron Pipeline Construction Services Company    Enron Operations Services Corp. (ETS)                 3,112,658
Enron Pipeline Construction Services Company    Enron Corp.                                           1,642,030
Enron Pipeline Services Company                 Enron Operations Services Corp. (ETS)                 4,252,921
Enron Power & Industrial Construction Company   National Energy Production Corporation               33,391,511
Enron Power Corp.                               Enron Corp.                                         257,878,201
Enron Power Corp.                               Enron Development Corp.                               5,362,922
Enron Power Corp.                               Enron Asia Pacific/Africa/China LLC                   4,474,012
Enron Power Corp.                               LINGTEC Constructors L.P.                               167,693
Enron Power Corp.                               Enron Power & Industrial Construction Company            83,872
Enron Power Corp.                               National Energy Production Corporation                   46,974
Enron Power Corp.                               Enron Renewable Energy Corp.                              4,560
Enron Power Corp.                               EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)           2,483
Enron Power Marketing, Inc.                     Enron North America Corp.                         5,161,128,638
Enron Power Marketing, Inc.                     Enron Energy Services, Inc.                          93,371,581
Enron Power Marketing, Inc.                     Enron Energy Marketing Corp.                         36,360,710
Enron Power Marketing, Inc.                     Enron Energy Services Operations, Inc.                   47,976
Enron Property & Services Corp.                 Enron Broadband Services, Inc.                       51,728,730
Enron Property & Services Corp.                 Enron Energy Services Operations, Inc.               31,125,467
Enron Property & Services Corp.                 Enron Engineering & Construction Company             11,796,233
Enron Property & Services Corp.                 Enron Operations Services Corp. (ETS)                 8,592,735
Enron Property & Services Corp.                 Enron Caribbean Basin LLC                             5,916,053
Enron Property & Services Corp.                 Enron North America Corp.                             4,180,099
Enron Property & Services Corp.                 Enron South America LLC                               3,037,841
Enron Property & Services Corp.                 Enron Net Works LLC                                   3,030,911
Enron Property & Services Corp.                 Enron Asia Pacific/Africa/China LLC                   2,868,256
Enron Property & Services Corp.                 Enron Global Markets LLC                              2,648,613
Enron Property & Services Corp.                 Smith Street Land Company                             2,361,445
Enron Property & Services Corp.                 Enron Asset Management Resources, Inc.                2,296,530
Enron Property & Services Corp.                 Artemis Associates, L.L.C.                            2,047,768
Enron Property & Services Corp.                 Enron Management, Inc.                                1,978,116
Enron Property & Services Corp.                 Enron Industrial Markets LLC                          1,373,057
Enron Property & Services Corp.                 Enron Expat Services Inc.                             1,144,594
Enron Property & Services Corp.                 Enron India LLC                                       1,133,233
Enron Property & Services Corp.                 Enron Energy Services North America, Inc.               958,799
Enron Property & Services Corp.                 EnronOnline, LLC                                        648,625

                DUE TO                                  DUE FROM                        BALANCE
--------------------------------------   ----------------------------------------     -----------
Enron Property & Services Corp.          Operational Energy Corp.                         496,871
Enron Property & Services Corp.          Enron Renewable Energy Corp.                     378,703
Enron Property & Services Corp.          Enron Global LNG LLC                             355,255
Enron Property & Services Corp.          Enron Gas Liquids, Inc.                          287,559
Enron Property & Services Corp.          Enron Middle East LLC                            251,800
Enron Property & Services Corp.          Enron Energy Information
                                          Solutions, Inc.                                 224,593
Enron Property & Services Corp.          Enron Power Corp.                                203,515
Enron Property & Services Corp.          Enron Pipeline Services Company                  180,897
Enron Property & Services Corp.          Enron Liquid Fuels, Inc.                          45,919
Enron Property & Services Corp.          National Energy Production
                                          Corporation                                      42,004
Enron Property & Services Corp.          Enron Reserve Acquisition Corp.                   33,396
Enron Property & Services Corp.          Enron Metals & Commodity Corp.                    25,870
Enron Property & Services Corp.          Louisiana Resources Company                       25,403
Enron Property & Services Corp.          E Power Holdings Corp.                            23,632
Enron Property & Services Corp.          EFS Construction Management
                                          Services, Inc.                                   20,084
Enron Property & Services Corp.          Enron Communications Leasing Corp.                19,084
Enron Property & Services Corp.          Enron Methanol Company                            10,025
Enron Property & Services Corp.          Enron Capital & Trade Resources
                                          International Corp.                               9,727
Enron Property & Services Corp.          ECT Strategic Value Corp.                          7,248
Enron Property & Services Corp.          Clinton Energy Management Services, Inc.           1,379
Enron Property & Services Corp.          Risk Management & Trading Corp.                      942
Enron Property & Services Corp.          Enron Energy Marketing Corp.                         739
Enron Property & Services Corp.          The Protane Corporation                              664
Enron Property & Services Corp.          Garden State Paper Company, LLC                      632
Enron Property & Services Corp.          Enron Energy Services, LLC                           492
Enron Property & Services Corp.          ECT Merchant Investments Corp.                       477
Enron Property & Services Corp.          EGP Fuels Company                                    394
Enron Property & Services Corp.          ECT Securities Limited Partnership                   183
Enron Renewable Energy Corp.             Smith Street Land Company                    147,885,701
Enron Renewable Energy Corp.             Enron Caribbean Basin LLC                         67,346
Enron Reserve Acquisition Corp.          Enron Corp.                                  182,355,060
Enron Reserve Acquisition Corp.          Enron Energy Services Operations, Inc.                95
Enron South America LLC                  Enron North America Corp.                     17,163,967
Enron South America LLC                  Enron Development Funding Ltd.                 6,051,500
Enron South America LLC                  Enron Caribbean Basin LLC                      5,829,504
Enron South America LLC                  Enron Engineering & Construction Company       4,985,088
Enron South America LLC                  Enron do Brazil Holdings Ltd.                  4,882,330
Enron South America LLC                  Enron Global Markets LLC                          79,812
Enron South America LLC                  Enron Commercial Finance Ltd.                     41,692
Enron South America LLC                  Enron Brazil Power Holdings XI Ltd.               41,115
Enron South America LLC                  Enron Industrial Markets LLC                      28,303
Enron South America LLC                  Enron Energy Services Operations, Inc.            12,834
Enron South America LLC                  Enron Middle East LLC                              9,499
Enron South America LLC                  Enron Energy Services North America, Inc.          7,031
Enron South America LLC                  Enron International Inc.                           5,793

                       DUE TO                                                     DUE FROM                        BALANCE
----------------------------------------------------------------   ----------------------------------------     -----------
Enron South America LLC                                            ECT Strategic Value Corp.                          3,740
Enron South America LLC                                            Enron Global LNG LLC                               1,340
Enron South America LLC                                            Superior Construction Company                        519
Enron South America LLC                                            Enron Renewable Energy Corp.                         311
Enron Telecommunications, Inc.                                     Enron Broadband Services, Inc.                       950
Enron Trailblazer Pipeline Company                                 Enron Corp.                                   26,770,652
Enron Transportation Services Company                              Enron Corp.                                1,964,832,702
Enron Transportation Services Company                              Enron North America Corp.                    440,863,566
Enron Transportation Services Company                              Enron Development Corp.                      406,088,333
Enron Transportation Services Company                              Enron Operations Services Corp. (ETS)        303,045,719
Enron Transportation Services Company                              Enron Asset Management Resources, Inc.           313,868
Enron Transportation Services Company                              Enron Pipeline Services Company                  219,901
Enron Transportation Services Company                              Artemis Associates, L.L.C.                        25,238
Enron Transportation Services Company                              Enron Methanol Company                             6,305
Enron Ventures Corp.                                               San Juan Gas Company, Inc.                     1,083,092
Enron Ventures Corp.                                               Enron North America Corp.                         73,532
Enron WarpSpeed Services, Inc.                                     Enron Corp.                                    1,232,654
Enron Wind Development Corp.                                       EREC Subsidiary V, LLC
                                                                      (f/k/a Enron Wind Corp.)                   88,252,068
Enron Wind Development Corp.                                       EREC Subsidiary III, LLC (f/k/a Enron
                                                                      Wind Energy Systems Corp.)                  1,798,176
Enron Wind Development Corp.                                       Cabazon Power Partners LLC                       200,000
Enron Wind Development Corp.                                       Enron Wind Lake Benton LLC                        28,696
Enron Wind Development Corp.                                       Enron Wind Storm Lake II LLC                       7,645
Enron Wind Development Corp.                                       Zond Minnesota Construction Company LLC              800
Enron Wind Lake Benton LLC                                         EREC Subsidiary V, LLC
                                                                      (f/k/a Enron Wind Corp.)                    1,753,152
Enron Wind Lake Benton LLC                                         Zond Minnesota Construction Company LLC          517,173
Enron Wind Lake Benton LLC                                         EREC Subsidiary I, LLC (f/k/a Enron
                                                                      Wind Systems, Inc.)                            78,116
Enron Wind Storm Lake I LLC                                        EREC Subsidiary V, LLC (f/k/a
                                                                      Enron Wind Corp.)                             179,877
Enron Wind Storm Lake I LLC                                        EREC Subsidiary I, LLC (f/k/a Enron
                                                                      Wind Systems, Inc.)                           144,820
Enron Wind Storm Lake I LLC                                        Enron Corp.                                       80,710
EnronOnline, LLC                                                   Enron North America Corp.                      8,497,423
EnronOnline, LLC                                                   Enron Global Markets LLC                       3,776,769
EnronOnline, LLC                                                   Enron Power Marketing, Inc.                      980,861
EnronOnline, LLC                                                   Enron Industrial Markets LLC                     914,171
EnronOnline, LLC                                                   Enron Capital & Trade Resources
                                                                      International Corp.                           560,492
EnronOnline, LLC                                                   Enron Broadband Services, Inc.                   501,603
EnronOnline, LLC                                                   Enron Reserve Acquisition Corp.                  140,123
EnronOnline, LLC                                                   Enron Liquid Fuels, Inc.                         140,123
EnronOnline, LLC                                                   Enron Engineering & Construction Company          12,146
EnronOnline, LLC                                                   Enron Energy Services Operations, Inc.             2,750
EnronOnline, LLC                                                   Enron Energy Services North America, Inc.          2,000

                       DUE TO                                                     DUE FROM                        BALANCE
----------------------------------------------------------------   ----------------------------------------     -----------
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)            EREC Subsidiary II, LLC (f/k/a Enron
                                                                      Wind Constructors Corp.)                  191,130,164
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)            Enron Wind Development Corp.                 110,762,142
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)            Enron Renewable Energy Corp.                   4,457,980
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)            Enron Wind Storm Lake II LLC                   1,727,500
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)            Zond Pacific, Inc.                               406,552
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)            Green Power Partners I LLC                       300,000
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)      EREC Subsidiary V, LLC
                                                                      (f/k/a Enron Wind Corp.)                  171,337,449
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)      Enron Wind Development Corp.                  32,408,392
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)      Green Power Partners I LLC                    21,100,000
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)      Cabazon Power Partners LLC                     2,200,000
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)      Zond Minnesota Construction Company LLC        1,510,465
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)      Enron Wind Storm Lake I LLC                      934,343
EREC Subsidiary III, LLC (f/k/a Enron Wind Energy Systems Corp.)   EREC Subsidiary I, LLC (f/k/a
                                                                      Enron Wind Systems, Inc.)                 208,885,892
EREC Subsidiary III, LLC (f/k/a Enron Wind Energy Systems Corp.)   EREC Subsidiary II, LLC (f/k/a Enron
                                                                      Wind Constructors Corp.)                   17,393,022
EREC Subsidiary III, LLC (f/k/a Enron Wind Energy Systems Corp.)   Enron Wind Lake Benton LLC                     2,371,712
EREC Subsidiary IV, LLC (f/k/a Enron Wind Maintenance Corp.)       EREC Subsidiary I, LLC (f/k/a Enron
                                                                      Wind Systems, Inc.)                           252,780
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                    EREC Subsidiary III, LLC (f/k/a Enron
                                                                      Wind Energy Systems Corp.)                252,803,328
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                    EREC Subsidiary I, LLC (f/k/a Enron
                                                                      Wind Systems, Inc.)                       215,083,153
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                    Enron Renewable Energy Corp.                  77,747,035
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                    ZWHC LLC                                       1,200,000
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                    EREC Subsidiary IV, LLC (f/k/a Enron
                                                                      Wind Maintenance Corp.)                       396,797
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                    Victory Garden Power Partners I L.L.C.           200,000
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                    Enron Wind Storm Lake II LLC                     158,464
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                    Zond Pacific, Inc.                               116,637
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                    Risk Management & Trading Corp.                   73,442
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                    Atlantic Commercial Finance, Inc.                  6,000
Green Power Partners I LLC                                         Enron Energy Services, Inc.                       91,197
LGMI, Inc.                                                         Louisiana Gas Marketing Company               28,872,588
LGMI, Inc.                                                         Enron Corp.                                   18,147,687
LGMI, Inc.                                                         Enron North America Corp.                         78,360
LINGTEC Constructors L.P.                                          Enron Corp.                                   31,652,088

                       DUE TO                                                     DUE FROM                        BALANCE
----------------------------------------------------------------   ----------------------------------------     -----------
LINGTEC Constructors L.P.                                          Enron Equipment Procurement Company           27,135,399
LOA, Inc.                                                          Enron Corp.                                   34,288,719
LOA, Inc.                                                          Enron Reserve Acquisition Corp.                  126,466
Louisiana Gas Marketing Company                                    Enron North America Corp.                     32,632,154
Louisiana Gas Marketing Company                                    Louisiana Resources Company                    4,352,872
Louisiana Gas Marketing Company                                    Risk Management & Trading Corp.                1,798,473
Louisiana Resources Company                                        Enron Corp.                                   26,760,484
Louisiana Resources Company                                        Enron North America Corp.                      5,934,701
Louisiana Resources Company                                        LGMI, Inc.                                       802,382
LRCI, Inc.                                                         LGMI, Inc.                                    61,211,643
LRCI, Inc.                                                         Louisiana Resources Company                   29,840,748
LRCI, Inc.                                                         Louisiana Gas Marketing Company               21,174,401
LRCI, Inc.                                                         EGS New Ventures Corp.                         3,455,777
Modulus Technologies, Inc.                                         Enron Corp.                                    8,216,825
National Energy Production Corporation                             Enron Corp.                                  467,402,871
National Energy Production Corporation                             Operational Energy Corp.                         224,564
National Energy Production Corporation                             LINGTEC Constructors L.P.                        109,823
National Energy Production Corporation                             Enron South America LLC                           90,434
National Energy Production Corporation                             Enron Broadband Services, Inc.                     7,835
National Energy Production Corporation                             Superior Construction Company                      6,803
National Energy Production Corporation                             Enron North America Corp.                            276
NEPCO Power Procurement Company                                    National Energy Production Corporation        56,409,266
NEPCO Power Procurement Company                                    Enron Engineering & Construction Company           1,996
NEPCO Services International, Inc.                                 National Energy Production Corporation         2,638,706
NEPCO Services International, Inc.                                 Operational Energy Corp.                         114,332
Nowa Sarzyna Holding B.V.                                          Enron Development Funding Ltd.                 2,027,867
Omicron Enterprises, Inc.                                          Enron Corp.                                      550,386
Operational Energy Corp.                                           Enron Corp.                                   42,877,566
Operational Energy Corp.                                           Enron Energy Services, Inc.                      729,047
Operational Energy Corp.                                           Enron Federal Solutions, Inc.                    213,597
Operational Energy Corp.                                           Enron North America Corp.                        188,670
Operational Energy Corp.                                           Enron Equipment Procurement Company               21,198
Operational Energy Corp.                                           Enron Transportation Services Company             12,965
Operational Energy Corp.                                           Enron South America LLC                           11,392
Operational Energy Corp.                                           Enron India LLC                                   11,392
Operational Energy Corp.                                           Enron Middle East LLC                             11,392
Operational Energy Corp.                                           Enron Operations Services Corp. (ETS)              6,641
Operational Energy Corp.                                           Superior Construction Company                      5,933
Operational Energy Corp.                                           Enron Asset Management Resources, Inc.             4,399
Operational Energy Corp.                                           Enron Renewable Energy Corp.                       1,991
Operational Energy Corp.                                           Enron Energy Services, LLC                         1,404
Oswego Cogen Company, LLC                                          Enron Corp.                                      307,331
Risk Management & Trading Corp.                                    Enron Corp.                                5,116,703,129
Risk Management & Trading Corp.                                    Enron North America Corp.                  2,785,407,913
Risk Management & Trading Corp.                                    Enron Power Marketing, Inc.                1,883,331,175
Risk Management & Trading Corp.                                    Enron Energy Services, Inc.                  639,518,995

                       DUE TO                                                     DUE FROM                        BALANCE
----------------------------------------------------------------   ----------------------------------------     -----------
Risk Management & Trading Corp.                                    Enron Gas Liquids, Inc.                      308,066,391
Risk Management & Trading Corp.                                    Enron Reserve Acquisition Corp.               71,927,403
Risk Management & Trading Corp.                                    Enron Liquid Fuels, Inc.                      23,671,113
Risk Management & Trading Corp.                                    Garden State Paper Company, LLC                8,186,964
Risk Management & Trading Corp.                                    Enron Fuels International, Inc.                5,319,031
Risk Management & Trading Corp.                                    Clinton Energy Management Services, Inc.       4,703,364
Risk Management & Trading Corp.                                    ECT Strategic Value Corp.                      4,595,590
Risk Management & Trading Corp.                                    Enron Industrial Markets LLC                   1,250,000
Risk Management & Trading Corp.                                    LRCI, Inc.                                     1,096,974
Risk Management & Trading Corp.                                    The Protane Corporation                          665,514
Risk Management & Trading Corp.                                    Enron Broadband Services, L.P.                   429,205
Risk Management & Trading Corp.                                    ENA Upstream Company, LLC                        403,517
Risk Management & Trading Corp.                                    ECT Merchant Investments Corp.                   144,096
Risk Management & Trading Corp.                                    Enron Freight Markets Corp.                       29,539
Risk Management & Trading Corp.                                    Enron Engineering & Construction Company          18,323
Risk Management & Trading Corp.                                    Enron International Inc.                             820
Superior Construction Company                                      Enron Power Corp.                                969,558
Superior Construction Company                                      Enron Corp.                                      950,111
Tenant Services, Inc.                                              Enron Energy Services Operations, Inc.        72,241,317
Tenant Services, Inc.                                              Enron Energy Services, LLC                     3,556,341
The Protane Corporation                                            San Juan Gas Company, Inc.                     1,901,624
The Protane Corporation                                            Atlantic Commercial Finance, Inc.              1,476,147
The Protane Corporation                                            Enron Global Markets LLC                         142,532
TLS Investors, L.L.C.                                              Enron North America Corp.                     56,558,273
Transwestern Gathering Company                                     Enron Corp.                                   63,168,309
Victory Garden Power Partners I L.L.C.                             EREC Subsidiary I, LLC (f/k/a Enron
                                                                      Wind Systems, Inc.)                           200,000
Zond Minnesota Construction Company LLC                            EREC Subsidiary I, LLC (f/k/a Enron
                                                                      Wind Systems, Inc.)                         1,703,598
Zond Minnesota Construction Company LLC                            EREC Subsidiary V, LLC (f/k/a Enron
                                                                      Wind Corp.)                                   875,726
ZWHC LLC                                                           EREC Subsidiary II, LLC (f/k/a Enron
                                                                      Wind Constructors Corp.)                      430,000
ZWHC LLC                                                           Enron Wind Development Corp.                     290,000
ZWHC LLC                                                           EREC Subsidiary III, LLC (f/k/a Enron
                                                                      Wind Energy Systems Corp.)                    200,000
ZWHC LLC                                                           EREC Subsidiary I, LLC (f/k/a Enron
                                                                      Wind Systems, Inc.)                           100,000
ZWHC LLC                                                           Green Power Partners I LLC                        90,000

1.       SUMMARY OF CLASSIFICATION AND TREATMENT

                  The table below summarizes the classification, treatment of, and estimated recoveries on Allowed Claims and Equity Interests under the Plan. Further, the table identifies those Classes entitled to vote on the Plan based on the rules set forth in the Bankruptcy Code. The summary information reflected in the table is qualified in its entirety by reference to the full text of the Plan. Refer to Section VI., "Summary of Debtors' Chapter 11 Plan, Section XIX., "Confirmation Of The Plan", Exhibit 1: "Chapter 11 Plan", and Appendix C:
"Estimated Assets, Claims and Distributions" for additional information regarding the Plan and distributions thereunder. The estimates set forth below are very preliminary and are generally based upon information available to the Debtors as of September 30, 2003, but, in certain circumstances, have been updated to reflect subsequent material events. As the preliminary value of assets and amount of claims used to calculate the estimated recoveries may be significantly different than those ultimately realized, the actual distributions under the Plan may be substantially higher or lower than the estimated recoveries set forth below.(1) Refer to Section XIV., "Risk Factors and Other Factors to be Considered" for additional information.

               TYPE OF
            ALLOWED CLAIM
              OR EQUITY                                                         ESTIMATED
CLASS         INTEREST                         TREATMENT                        RECOVERY       STATUS
-----         --------                         ---------                        ---------      ------
N/A       Administrative        Payment in full, in Cash, or in accordance         100%      Unimpaired;
          Expense Claims        with the terms and conditions of                             Not entitled
                                transactions or agreements relating to                       to vote
                                obligations incurred in the ordinary
                                course of business during the pendency of
                                the Chapter 11 Cases or assumed by the
                                Debtors in Possession.

N/A       Priority Tax          At the option of the Debtors either (a)            100%      Unimpaired;
          Claims                paid in full, in Cash, (b) paid over a                       Not entitled
                                six-year period from the date of                             to vote
                                assessment as provided in section
                                1129(a)(9)(C) of the Bankruptcy Code with
                                interest at a rate to be determined by the
                                Bankruptcy Court, or (c) upon such terms
                                as mutually agreed by the

--------

(1) The estimated recoveries set forth below represent the estimated recovery of each Class under the Plan. Consequently, to the extent that a Creditor is entitled to satisfy all or a portion of such Creditor's Claim through setoff, offset or recoupment, such Creditor's recovery may be higher than reflected herein. In addition, for all Debtors other than the Portland Debtors, the estimated recoveries were based on application of the global compromise.

               TYPE OF
            ALLOWED CLAIM
              OR EQUITY                                                         ESTIMATED
CLASS         INTEREST                         TREATMENT                        RECOVERY       STATUS
-----         --------                         ---------                        ---------      ------
                                holder of an Allowed Priority Tax Claim and
                                the Debtors.

 1        Priority Non-Tax      Payment in full, in Cash.                          100%      Unimpaired;
          Claims                                                                             Not entitled
                                                                                             to vote

 2        Secured Claims        At the option of the Debtors either (a)            100%      Unimpaired;
                                the payment of such holder's Allowed                         Not entitled
                                Secured Claim in full, in Cash; (b) the                      to vote
                                sale or disposition proceeds of the
                                property securing any Allowed Secured
                                Claim to the extent of the value of their
                                respective interests in such property; (c)
                                the surrender to the holder or holders of
                                any Allowed Secured Claim of the property
                                securing such Claim; or (d) such other
                                distributions as shall be necessary to
                                satisfy the requirements of chapter 11 of
                                the Bankruptcy Code.

 3        General Unsecured     Distributions of Pro Rata Share of (a) the        30.9%      Impaired;
          Claims Against EMCC   Distributive Assets and Distributive                         Entitled to
                                Interests attributable to EMCC and (b) vote
                                such amount of cash or Distributive
                                Interests as may be allocated to a holder of
                                an Allowed General Unsecured Claim against
                                EMCC.

 4        General Unsecured     Distributions of Pro Rata Share of (a) the        17.4%      Impaired;
          Claims Against ENE    Distributive Assets and Distributive                         Entitled to
                                Interests attributable to ENE and (b) such
                                vote amount of cash or Distributive
                                Interests as may be allocated to a holder of
                                an Allowed General Unsecured Claim against
                                ENE.

 5        General Unsecured     Distributions of Pro Rata Share of (a) the        20.1%      Impaired;
          Claims Against        Distributive Assets and Distributive                         Entitled to
                                Interests attributable to                                    vote

               TYPE OF
            ALLOWED CLAIM
              OR EQUITY                                                         ESTIMATED
CLASS         INTEREST                         TREATMENT                        RECOVERY       STATUS
-----         --------                         ---------                        ---------      ------
          ENA                   ENA and (b) such vote amount of cash or
                                Distributive Interests as may be allocated
                                to a holder of an Allowed General Unsecured
                                Claim against ENA.

 6        General Unsecured     Distributions of Pro Rata Share of (a) the        22.9%      Impaired;
          Claims Against EPMI   Distributive Assets and Distributive                         Entitled to
                                Interests attributable to EPMI and (b) such                  vote
                                amount of cash or Distributive Interests
                                as may be allocated to a holder of an
                                Allowed General Unsecured Claim against
                                EPMI.

 7        General Unsecured     Distributions of Pro Rata Share of (a) the        75.6%      Impaired;
          Claims Against PBOG   Distributive Assets and Distributive                         Entitled to
                                Interests attributable to PBOG and (b) such                  vote
                                amount of cash or Distributive Interests as
                                may be allocated to a holder of an Allowed
                                General Unsecured Claim against PBOG.

 8        General Unsecured     Distributions of Pro Rata Share of (a) the        13.3%      Impaired;
          Claims Against SSLC   Distributive Assets and Distributive                         Entitled to
                                Interests attributable to SSLC and (b) such                  vote
                                amount of cash or Distributive Interests as
                                may be allocated to a holder of an Allowed
                                General Unsecured Claim against SSLC.

 9        General Unsecured     Distributions of Pro Rata Share of (a) the        12.3%      Impaired;
          Claims Against EBS    Distributive Assets and Distributive                         Entitled to
                                Interests attributable to EBS and (b) such                   vote
                                amount of cash or Distributive Interests as
                                may be allocated to a holder of an Allowed
                                General Unsecured Claim against EBS.

10        General Unsecured     Distributions of Pro Rata Share of (a) the        16.1%      Impaired;
          Claims Against EESO   Distributive Assets and Distributive                         Entitled to
                                Interests attributable to EESO and (b) such                  vote
                                amount of cash or Distributive Interests as
                                may be allocated to a holder of an Allowed
                                General Unsecured Claim against EESO.

               TYPE OF
            ALLOWED CLAIM
              OR EQUITY                                                         ESTIMATED
CLASS         INTEREST                         TREATMENT                        RECOVERY       STATUS
-----         --------                         ---------                        ---------      ------
11        General unsecured     Distributions of Pro Rata Share of (a) the        24.1%      Impaired;
          Claims Against EEMC   Distributive Assets and Distributive                         Entitled to
                                Interests attributable to EEMC and (b) such                  vote
                                amount of cash or Distributive Interests as
                                may be allocated to a holder of an Allowed
                                General Unsecured Claim against EEMC.

12        General Unsecured     Distributions of Pro Rata Share of (a) the        19.7%      Impaired;
          Claims Against EESI   Distributive Assets and Distributive                         Entitled to
                                Interests attributable to EESI and (b) such                  vote
                                amount of cash or Distributive Interests as
                                may be allocated to a holder of an Allowed
                                General Unsecured Claim against EESI.

13        General Unsecured     Distributions of Pro Rata Share of (a) the        22.7%      Impaired;
          Claims Against EES    Distributive Assets and Distributive                         Entitled to
                                Interests attributable to EES and (b) such                   vote
                                amount of cash or Distributive Interests as
                                may be allocated to a holder of an Allowed
                                General Unsecured Claim against EES.

14        General Unsecured     Distributions of Pro Rata Share of (a) the        75.7%      Impaired;
          Claims Against ETS    Distributive Assets and Distributive                         Entitled to
                                Interests attributable to ETS and (b) such                   vote
                                amount of cash or Distributive Interests as
                                may be allocated to a holder of an Allowed
                                General Unsecured Claim against ETS.

15        General Unsecured     Distributions of Pro Rata Share of (a) the        5.7%       Impaired;
          Claims Against BAM    Distributive Assets and Distributive                         Entitled to
                                Interests attributable to                                    vote

               TYPE OF
            ALLOWED CLAIM
              OR EQUITY                                                         ESTIMATED
CLASS         INTEREST                         TREATMENT                        RECOVERY       STATUS
-----         --------                         ---------                        ---------      ------
                                BAM and (b) such amount of cash or
                                Distributive Interests as may be allocated
                                to a holder of an Allowed General Unsecured
                                Claim against BAM.

16        General Unsecured     Distributions of Pro Rata Share of (a) the        5.7%       Impaired;
          Claims Against ENA    Distributive Assets and Distributive                         Entitled to
          Asset Holdings        Interests attributable to ENA Asset                          vote
                                Holdings and (b) such amount of cash or
                                Distributive Interests as may be allocated
                                to a holder of an Allowed General Unsecured
                                Claim against ENA Asset Holdings.

17        General Unsecured     Distributions of Pro Rata Share of (a) the        11.2%      Impaired;
          Claims Against EGLI   Distributive Assets and Distributive                         Entitled to
                                Interests attributable to EGLI and (b) such                  vote
                                amount of cash or Distributive Interests as
                                may be allocated to a holder of an Allowed
                                General Unsecured Claim against EGLI.

18        General Unsecured     Distributions of Pro Rata Share of (a) the        5.7%       Impaired;
          Claims Against EGM    Distributive Assets and Distributive                         Entitled to
                                Interests attributable to EGM and (b) such                   vote
                                amount of cash or Distributive Interests as
                                may be allocated to a holder of an Allowed
                                General Unsecured Claim against EGM.

19        General Unsecured     Distributions of Pro Rata Share of (a) the        14.9%      Impaired;
          Claims Against ENW    Distributive Assets and Distributive                         Entitled to
                                Interests attributable to ENW and (b) such                   vote
                                amount of cash or Distributive Interests as
                                may be allocated to a holder of an Allowed
                                General Unsecured Claim against ENW.

20        General Unsecured     Distributions of Pro Rata Share of (a) the         5.7%      Impaired;
          Claims Against EIM    Distributive Assets and                                      Entitled to

               TYPE OF
            ALLOWED CLAIM
              OR EQUITY                                                         ESTIMATED
CLASS         INTEREST                         TREATMENT                        RECOVERY       STATUS
-----         --------                         ---------                        ---------      ------
                                Distributive Interests attributable to EIM                   vote
                                and (b) such amount of cash or Distributive
                                Interests as may be allocated to a holder
                                of an Allowed General Unsecured Claim
                                against EIM.

21        General Unsecured     Distributions of Pro Rata Share of (a) the        14.3%      Impaired;
          Claims Against OEC    Distributive Assets and Distributive                         Entitled to
                                Interests attributable to OEC and (b) such                   vote
                                amount of cash or Distributive Interests as
                                may be allocated to a holder of an Allowed
                                General Unsecured Claim against OEC.

22        General Unsecured     Distributions of Pro Rata Share of (a) the        17.2%      Impaired;
          Claims Against EECC   Distributive Assets and Distributive                         Entitled to
                                Interests attributable to EECC and (b) such                  vote
                                amount of cash or Distributive Interests as
                                may be allocated to a holder of an Allowed
                                General Unsecured Claim against EECC.

23        General Unsecured     Distributions of Pro Rata Share of (a) the         5.7%      Impaired;
          Claims Against        Distributive Assets and Distributive                         Entitled to
          EEOSC                 Interests attributable to EEOSC and (b) such                 vote
                                amount of cash or Distributive Interests as
                                may be allocated to a holder of an Allowed
                                General Unsecured Claim against EEOSC.

24        General Unsecured     Distributions of Pro Rata Share of (a) the         5.7%      Impaired;
          Claims Against        Distributive Assets and Distributive                         Entitled to
          Garden State          Interests attributable to Garden State and                   vote
                                (b) such amount of cash or Distributive
                                Interests as may be allocated to a holder
                                of an Allowed General Unsecured Claim
                                against Garden State.

25        General               Distributions of Pro Rata Share of                 5.7%      Impaired;
          Unsecured             (a) the Distributive Assets and                              Entitled to

             TYPE OF
          ALLOWED CLAIM
            OR EQUITY                                                          ESTIMATED
CLASS        INTEREST                         TREATMENT                         RECOVERY         STATUS
-----        --------                         ---------                         --------         ------
       Claims Against Palm   Distributive Interests attributable to Palm                       vote
       Beach                 Beach and (b) such amount of cash or
                             Distributive Interests as may be allocated to
                             a holder of an Allowed General Unsecured Claim
                             against Palm Beach.

26     General Unsecured     Distributions of Pro Rata Share of (a) the          15.9%         Impaired;
       Claims Against TSI    Distributive Assets and Distributive                              Entitled to
                             Interests attributable to TSI and (b) such                        vote
                             amount of cash or Distributive Interests as
                             may be allocated to a holder of an Allowed
                             General Unsecured Claim against TSI.

27     General Unsecured     Distributions of Pro Rata Share of (a) the          17.8%         Impaired;
       Claims Against EEIS   Distributive Assets and Distributive                              Entitled to
                             Interests attributable to EEIS and (b) such                       vote
                             amount of cash or Distributive Interests as
                             may be allocated to a holder of an Allowed
                             General Unsecured Claim against EEIS.

28     General Unsecured     Distributions of Pro Rata Share of (a) the          44.6%         Impaired;
       Claims Against        Distributive Assets and Distributive                              Entitled to
       EESOMI                Interests attributable to EESOMI and (b) such                     vote
                             amount of cash or Distributive Interests as
                             may be allocated to a holder of an Allowed
                             General Unsecured Claim against EESOMI.

29     General Unsecured     Distributions of Pro Rata Share of (a) the          11.8%         Impaired;
       Claims Against EFSI   Distributive Assets and Distributive                              Entitled to
                             Interests attributable to EFSI and (b) such                       vote
                             amount of cash or Distributive Interests as
                             may be allocated to a holder of an Allowed
                             General Unsecured Claim against EFSI.

30     General Unsecured     Distributions of Pro Rata Share of (a) the          21.4%         Impaired;
                             Distributive Assets and                                           Entitled to

             TYPE OF
          ALLOWED CLAIM
            OR EQUITY                                                          ESTIMATED
CLASS        INTEREST                         TREATMENT                         RECOVERY         STATUS
-----        --------                         ---------                         --------         ------
       Claims Against EFM    Distributive Interests attributable to EFM                        vote
                             and (b) such amount of cash or Distributive
                             Interests as may be allocated to a holder of
                             an Allowed General Unsecured Claim against
                             EFM.

31     General Unsecured     Distributions of Pro Rata Share of (a) the           9.0%         Impaired;
       Claims Against EBS    Distributive Assets and Distributive                              Entitled to
       LP                    Interests attributable to EBS LP and (b) such                     vote
                             amount of cash or Distributive Interests as
                             may be allocated to a holder of an Allowed
                             General Unsecured Claim against EBS LP.

32     General Unsecured     Distributions of Pro Rata Share of (a) the          12.6%         Impaired;
       Claims Against EESNA  Distributive Assets and Distributive                              Entitled to
                             Interests attributable to EESNA and (b) such                      vote
                             amount of cash or Distributive Interests as
                             may be allocated to a holder of an Allowed
                             General Unsecured Claim against EESNA.

33     General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
       Claims Against LNG    Distributive Assets and Distributive                              Entitled to
       Marketing             Interests attributable to LNG Marketing                           vote
                             and (b) such amount of cash or Distributive
                             Interests as may be allocated to a holder of
                             an Allowed General Unsecured Claim against
                             LNG Marketing.

34     General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
       Claims Against        Distributive Assets and Distributive                              Entitled to
       Calypso               Interests attributable to Calypso and (b)                         vote
                             such amount of cash or Distributive
                             Interests as may be allocated to a holder of
                             an Allowed General Unsecured Claim against
                             Calypso.

             TYPE OF
          ALLOWED CLAIM
            OR EQUITY                                                          ESTIMATED
CLASS        INTEREST                         TREATMENT                         RECOVERY         STATUS
-----        --------                         ---------                         --------         ------
35     General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
       Claims Against        Distributive Assets and Distributive                              Entitled to
       Global LNG            Interests attributable to Global LNG and                          vote
                             (b) such amount of cash or Distributive
                             Interests as may be allocated to a holder
                             of an Allowed General Unsecured Claim
                             against Global LNG.

36     General Unsecured     Distributions of Pro Rata Share of (a) the           5.7%         Impaired;
       Claims Against EIFM   Distributive Assets and Distributive                              Entitled to
                             Interests attributable to EIFM and (b) such                       vote
                             amount of cash or Distributive Interests as
                             may be allocated to a holder of an Allowed
                             General Unsecured Claim against EIFM.

37     General Unsecured     Distributions of Pro Rata Share of (a) the          23.9%         Impaired;
       Claims Against ENGMC  Distributive Assets and Distributive                              Entitled to
                             Interests attributable to ENGMC and (b) such                      vote
                             amount of cash or Distributive Interests as
                             may be allocated to a holder of an Allowed
                             General Unsecured Claim against ENGMC.


38     General Unsecured     Distributions of Pro Rata Share of (a) the           5.9%         Impaired;
       Claims Against ENA    Distributive Assets and Distributive                              Entitled to
       Upstream              Interests attributable to ENA Upstream and                        vote
                             (b) such amount of cash or Distributive
                             Interests as may be allocated to a holder
                             of an Allowed General Unsecured Claim
                             against ENA Upstream.

39     General Unsecured     Distributions of Pro Rata Share of (a) the          10.1%         Impaired;
       Claims Against ELFI   Distributive Assets and Distributive                              Entitled to
                             Interests attributable to ELFI and (b) such                       vote
                             amount of cash or Distributive Interests as
                             may be allocated to a holder of an Allowed
                             General Unsecured Claim against

             TYPE OF
          ALLOWED CLAIM
            OR EQUITY                                                          ESTIMATED
CLASS        INTEREST                         TREATMENT                         RECOVERY         STATUS
-----        --------                         ---------                         --------         ------
                             ELFI.

40     General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
       Claims Against LNG    Distributive Assets and Distributive                              Entitled to
       Shipping              Interests attributable to LNG Shipping and                        vote
                             (b) such amount of cash or Distributive
                             Interests as may be allocated to a holder
                             of an Allowed General Unsecured Claim
                             against LNG Shipping.

41     General Unsecured     Distributions of Pro Rata Share of (a) the           9.2%         Impaired;
       Claims Against EPSC   Distributive Assets and Distributive                              Entitled to
                             Interests attributable to EPSC and (b) such                       vote
                             amount of cash or Distributive Interests as
                             may be allocated to a holder of an Allowed
                             General Unsecured Claim against EPSC.

42     General Unsecured     Distributions of Pro Rata Share of (a) the          25.6%         Impaired;
       Claims Against        Distributive Assets and Distributive                              Entitled to
       ECTRIC                Interests attributable to ECTRIC and (b)                          vote
                             such amount of cash or Distributive
                             Interests as may be allocated to a holder of
                             an Allowed General Unsecured Claim against
                             ECTRIC.

43     General Unsecured     Distributions of Pro Rata Share of (a) the          19.3%         Impaired;
       Claims Against        Distributive Assets and Distributive                              Entitled to
       Communications        Interests attributable to Communications                          vote
       Leasing               Leasing and (b) such amount of cash or
                             Distributive Interests as may be allocated
                             to a holder of an Allowed General Unsecured
                             Claim against Communications Leasing.

44     General Unsecured     Distributions of Pro Rata Share of (a) the          31.5%         Impaired;
       Claims Against Wind   Distributive Assets and Distributive                              Entitled to
                             Interests attributable to Wind and (b) such                       vote
                             amount of cash or Distributive Interests as
                             may be allocated to a holder of an Allowed

             TYPE OF
          ALLOWED CLAIM
            OR EQUITY                                                          ESTIMATED
CLASS        INTEREST                         TREATMENT                         RECOVERY         STATUS
-----        --------                         ---------                         --------         ------
                             General Unsecured Claim against Wind.

45     General Unsecured     Distributions of Pro Rata Share of (a) the          50.0%         Impaired;
       Claims Against Wind   Distributive Assets and Distributive                              Entitled to
       Systems               Interests attributable to Wind Systems and                        vote
                             (b) such amount of cash or Distributive
                             Interests as may be allocated to a holder
                             of an Allowed General Unsecured Claim
                             against Wind Systems.

46     General Unsecured     Distributions of Pro Rata Share of (a) the          46.7%         Impaired;
       Claims Against EWESC  Distributive Assets and Distributive                              Entitled to
                             Interests attributable to EWESC and (b) such                      vote
                             amount of cash or Distributive Interests as
                             may be allocated to a holder of an Allowed
                             General Unsecured Claim against EWESC.

47     General Unsecured     Distributions of Pro Rata Share of (a) the           5.7%         Impaired;
       Claims Against Wind   Distributive Assets and Distributive                              Entitled to
       Maintenance           Interests attributable to Wind Maintenance                        vote
                             and (b) such amount of cash or Distributive
                             Interests as may be allocated to a holder of
                             an Allowed General Unsecured Claim against
                             Wind Maintenance.

48     General Unsecured     Distributions of Pro Rata Share of (a) the          44.5%         Impaired;
       Claims Against Wind   Distributive Assets and Distributive                              Entitled to
       Constructors          Interests attributable to Wind                                    vote
                             Constructors and (b) such amount of cash or
                             Distributive Interests as may be allocated
                             to a holder of an Allowed General Unsecured
                             Claim against Wind Constructors.

49     General Unsecured     Distributions of Pro Rata Share of (a) the          50.0%         Impaired;
       Claims Against EREC   Distributive Assets and Distributive                              Entitled to
       I                     Interests attributable to EREC I and (b)                          vote
                             such amount of

             TYPE OF
          ALLOWED CLAIM
            OR EQUITY                                                          ESTIMATED
CLASS        INTEREST                         TREATMENT                         RECOVERY         STATUS
-----        --------                         ---------                         --------         ------
       EREC I                cash or Distributive Interests as may be
                             allocated to a holder of an Allowed General
                             Unsecured Claim against EREC I.

50     General Unsecured     Distributions of Pro Rata Share of (a) the          44.5%         Impaired;
       Claims Against EREC   Distributive Assets and Distributive                              Entitled to
       II                    Interests attributable to EREC II and (b)                         vote
                             such amount of cash or Distributive
                             Interests as may be allocated to a holder of
                             an Allowed General Unsecured Claim against
                             EREC II.

51     General Unsecured     Distributions of Pro Rata Share of (a) the          46.7%         Impaired;
       Claims Against EREC   Distributive Assets and Distributive                              Entitled to
       III                   Interests attributable to EREC III and (b)                        vote
                             such amount of cash or Distributive
                             Interests as may be allocated to a holder of
                             an Allowed General Unsecured Claim against
                             EREC III.

52     General Unsecured     Distributions of Pro Rata Share of (a) the           5.7%         Impaired;
       Claims Against EREC   Distributive Assets and Distributive                              Entitled to
       IV                    Interests attributable to EREC IV and (b)                         vote
                             such amount of cash or Distributive
                             Interests as may be allocated to a holder of
                             an Allowed General Unsecured Claim against
                             EREC IV.

53     General Unsecured     Distributions of Pro Rata Share of (a) the          31.5%         Impaired;
       Claims Against EREC   Distributive Assets and Distributive                              Entitled to
       V                     Interests attributable to EREC V and (b)                          vote
                             such amount of cash or Distributive
                             Interests as may be allocated to a holder of
                             an Allowed General Unsecured Claim against
                             EREC V.

54     General Unsecured     Distributions of Pro Rata Share of (a) the           5.7%         Impaired;
       Claims Against        Distributive Assets and Distributive                              Entitled to
       Intratex              Interests attributable to Intratex and (b)                        vote
                             such amount of

             TYPE OF
          ALLOWED CLAIM
            OR EQUITY                                                          ESTIMATED
CLASS        INTEREST                         TREATMENT                         RECOVERY         STATUS
-----        --------                         ---------                         --------         ------
       Intratex              cash or Distributive Interests as may be
                             allocated to a holder of an Allowed General
                             Unsecured Claim against Intratex.

55     General Unsecured     Distributions of Pro Rata Share of (a) the           5.7%         Impaired;
       Claims Against EPPI   Distributive Assets and Distributive                              Entitled to
                             Interests attributable to EPPI and (b) such                       vote
                             amount of cash or Distributive Interests as
                             may be allocated to a holder of an Allowed
                             General Unsecured Claim against EPPI.

56     General Unsecured     Distributions of Pro Rata Share of (a) the           5.7%         Impaired;
       Claims Against        Distributive Assets and Distributive                              Entitled to
       Methanol              Interests attributable to Methanol and (b)                        vote
                             such amount of cash or Distributive
                             Interests as may be allocated to a holder of
                             an Allowed General Unsecured Claim against
                             Methanol.

57     General Unsecured     Distributions of Pro Rata Share of (a) the          14.6%         Impaired;
       Claims Against        Distributive Assets and Distributive                              Entitled to
       Ventures              Interests attributable to Ventures and (b)                        vote
                             such amount of cash or Distributive
                             Interests as may be allocated to a holder of
                             an Allowed General Unsecured Claim against
                             Ventures.

58     General Unsecured     Distributions of Pro Rata Share of (a) the           5.7%         Impaired;
       Claims Against        Distributive Assets and Distributive                              Entitled to
       Enron Mauritius       Interests attributable to Mauritius and                           vote
                             (b) such amount of cash or Distributive
                             Interests as may be allocated to a holder
                             of an Allowed General Unsecured Claim
                             against Mauritius.

59     General Unsecured     Distributions of Pro Rata Share of (a) the           5.7%         Impaired;
       Claims Against        Distributive Assets and Distributive                              Entitled to
       India Holdings        Interests attributable to India Holdings                          vote
                             and (b) such amount

             TYPE OF
          ALLOWED CLAIM
            OR EQUITY                                                          ESTIMATED
CLASS        INTEREST                         TREATMENT                         RECOVERY         STATUS
-----        --------                         ---------                         --------         ------
       India Holdings        of cash or Distributive Interests as may be
                             allocated to a holder of an Allowed General
                             Unsecured Claim against India Holdings.

60     General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
       Claims Against OPP    Distributive Assets and Distributive                              Entitled to
                             Interests attributable to OPP and (b) such                        vote
                             amount of cash or Distributive Interests as
                             may be allocated to a holder of an Allowed
                             General Unsecured Claim against OPP.

61     General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
       Claims Against NETCO  Distributive Assets and Distributive                              Entitled to
                             Interests attributable to NETCO and (b) such                      vote
                             amount of cash or Distributive Interests as
                             may be allocated to a holder of an Allowed
                             General Unsecured Claim against NETCO.

62     General Unsecured     Distributions of Pro Rata Share of (a) the          42.1%         Impaired;
       Claims Against EESSH  Distributive Assets and Distributive                              Entitled to
                             Interests attributable to EESSH and (b) such                      vote
                             amount of cash or Distributive Interests as
                             may be allocated to a holder of an Allowed
                             General Unsecured Claim against EESSH.

63     General Unsecured     Distributions of Pro Rata Share of (a) the          73.5%         Impaired;
       Claims Against Wind   Distributive Assets and Distributive                              Entitled to
       Development           Interests attributable to Wind Development                        vote
                             and (b) such amount of cash or Distributive
                             Interests as may be allocated to a holder of
                             an Allowed General Unsecured Claim against
                             Wind Development.

64     General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
       Claims Against        Distributive Assets and Distributive                              Entitled to
                             Interests attributable to                                         vote

             TYPE OF
          ALLOWED CLAIM
            OR EQUITY                                                          ESTIMATED
CLASS        INTEREST                         TREATMENT                         RECOVERY         STATUS
-----        --------                         ---------                         --------         ------
       ZWHC                  ZWHC and (b) such amount of cash or                               vote
                             Distributive Interests as may be allocated to
                             a holder of an Allowed General Unsecured
                             Claim against ZWHC.

65     General Unsecured     Distributions of Pro Rata Share of (a) the           5.7%         Impaired;
       Claims Against Zond   Distributive Assets and Distributive                              Entitled to
       Pacific               Interests attributable to Zond Pacific and                        vote
                             (b) such amount of cash or Distributive
                             Interests as may be allocated to a holder
                             of an Allowed General Unsecured Claim
                             against Zond Pacific.

66     General Unsecured     Distributions of Pro Rata Share of (a) the          22.9%         Impaired;
       Claims Against ERAC   Distributive Assets and Distributive                              Entitled to
                             Interests attributable to ERAC and (b) such                       vote
                             amount of cash or Distributive Interests as
                             may be allocated to a holder of an Allowed
                             General Unsecured Claim against ERAC.

67     General Unsecured     Distributions of Pro Rata Share of (a) the           5.7%         Impaired;
       Claims Against NEPCO  Distributive Assets and Distributive                              Entitled to
                             Interests attributable to NEPCO and (b) such                      vote
                             amount of cash or Distributive Interests as
                             may be allocated to a holder of an Allowed
                             General Unsecured Claim against NEPCO.

68     General Unsecured     Distributions of Pro Rata Share of (a) the           5.7%         Impaired;
       Claims Against EPICC  Distributive Assets and Distributive                              Entitled to
                             Interests attributable to EPICC and (b) such                      vote
                             amount of cash or Distributive Interests as
                             may be allocated to a holder of an Allowed
                             General Unsecured Claim against EPICC.

69     General Unsecured     Distributions of Pro Rata Share of (a) the           5.7%         Impaired;
       Claims Against        Distributive Assets and Distributive                              Entitled to
                             Interests attributable to                                         vote

             TYPE OF
          ALLOWED CLAIM
            OR EQUITY                                                          ESTIMATED
CLASS        INTEREST                         TREATMENT                         RECOVERY         STATUS
-----        --------                         ---------                         --------         ------
       NEPCO Power           NEPCO Power Procurement and (b) such amount                       vote
       Procurement           of cash or Distributive Interests as may be
                             allocated to a holder of an Allowed General
                             Unsecured Claim against NEPCO Power
                             Procurement.

70     General Unsecured     Distributions of Pro Rata Share of (a) the           5.7%         Impaired;
       Claims Against        Distributive Assets and Distributive                              Entitled to
       NEPCO Services        Interests attributable to NEPCO Services                          vote
       International         International and (b) such amount of cash
                             or Distributive Interests as may be
                             allocated to a holder of an Allowed General
                             Unsecured Claim against NEPCO Services
                             International.

71     General Unsecured     Distributions of Pro Rata Share of (a) the           5.7%         Impaired;
       Claims Against San    Distributive Assets and Distributive                              Entitled to
       Juan Gas              Interests attributable to San Juan Gas and                        vote
                             (b) such amount of cash or Distributive
                             Interests as may be allocated to a holder
                             of an Allowed General Unsecured Claim
                             against San Juan Gas.

72     General Unsecured     Distributions of Pro Rata Share of (a) the          75.7%         Impaired;
       Claims Against EBF    Distributive Assets and Distributive                              Entitled to
       LLC                   Interests attributable to EBF LLC and (b)                         vote
                             such amount of cash or Distributive
                             Interests as may be allocated to a holder of
                             an Allowed General Unsecured Claim against
                             EBF LLC.

73     General Unsecured     Distributions of Pro Rata Share of (a) the          38.3%         Impaired;
       Claims Against Zond   Distributive Assets and Distributive                              Entitled to
       Minnesota             Interests attributable to Zond Minnesota                          vote
                             and (b) such amount of cash or Distributive
                             Interests as may be allocated to a holder of
                             an Allowed General Unsecured Claim against
                             Zond Minnesota.

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                           ESTIMATED
CLASS             INTEREST                               TREATMENT                     RECOVERY            STATUS
-----  --------------------------------  -------------------------------------------  ---------  --------------------------
74     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the     20.5%    Impaired; Entitled to vote
       EFII                              Distributive Assets and Distributive
                                         Interests attributable to EFII and (b) such
                                         amount of cash or Distributive Interests as
                                         may be allocated to a holder of an Allowed
                                         General Unsecured Claim against EFII.

75     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the     46.8%    Impaired; Entitled to vote
       E Power Holdings                  Distributive Assets and Distributive
                                         Interests attributable to E Power Holdings
                                         and (b) such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against E Power Holdings.

76     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the      5.7%    Impaired; Entitled to vote
       EFS-CMS                           Distributive Assets and Distributive
                                         Interests attributable to EFS-CMS and (b)
                                         such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against EFS-CMS.

77     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the     11.8%    Impaired; Entitled to vote
       EMI                               Distributive Assets and Distributive
                                         Interests attributable to EMI and (b) such
                                         amount of cash or Distributive Interests as
                                         may be allocated to a holder of an Allowed
                                         General Unsecured Claim against EMI.

78     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the     24.0%    Impaired; Entitled to vote
       Expat Services                    Distributive Assets and Distributive
                                         Interests attributable to Expat Services
                                         and (b) such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against Expat Services.

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                           ESTIMATED
CLASS             INTEREST                               TREATMENT                     RECOVERY            STATUS
-----  --------------------------------  -------------------------------------------  ---------  --------------------------
79     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the     17.8%    Impaired; Entitled to vote
       Artemis                           Distributive Assets and Distributive
                                         Interests attributable to Artemis and (b)
                                         such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against Artemis.

80     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the     20.8%    Impaired; Entitled to vote
       CEMS                              Distributive Assets and Distributive
                                         Interests attributable to CEMS and (b) such
                                         amount of cash or Distributive Interests as
                                         may be allocated to a holder of an Allowed
                                         General Unsecured Claim against CEMS.

81     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the     11.0%    Impaired; Entitled to vote
       LINGTEC                           Distributive Assets and Distributive
                                         Interests attributable to LINGTEC and (b)
                                         such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against LINGTEC.

82     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the      7.0%    Impaired; Entitled to vote
       EGSNVC                            Distributive Assets and Distributive
                                         Interests attributable to EGSNVC and (b)
                                         such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against EGSNVC.

83     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the      8.8%    Impaired; Entitled to vote
       LGMC                              Distributive Assets and Distributive
                                         Interests attributable to LGMC and (b) such
                                         amount of cash or Distributive Interests as
                                         may be allocated to a holder of an Allowed
                                         General Unsecured Claim against LGMC.

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                           ESTIMATED
CLASS             INTEREST                               TREATMENT                     RECOVERY            STATUS
-----  --------------------------------  -------------------------------------------  ---------  --------------------------
84     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the     16.1%    Impaired; Entitled to vote
       LRC                               Distributive Assets and Distributive
                                         Interests attributable to LRC and (b) such
                                         amount of cash or Distributive Interests as
                                         may be allocated to a holder of an Allowed
                                         General Unsecured Claim against LRC.

85     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the     13.5%    Impaired; Entitled to vote
       LGMI                              Distributive Assets and Distributive
                                         Interests attributable to LGMI and (b) such
                                         amount of cash or Distributive Interests as
                                         may be allocated to a holder of an Allowed
                                         General Unsecured Claim against LGMI.

86     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the     15.3%    Impaired; Entitled to vote
       LRCI                              Distributive Assets and Distributive
                                         Interests attributable to LRCI and (b) such
                                         amount of cash or Distributive Interests as
                                         may be allocated to a holder of an Allowed
                                         General Unsecured Claim against LRCI.

87     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the      5.7%    Impaired; Entitled to vote
       ECG                               Distributive Assets and Distributive
                                         Interests attributable to ECG and (b) such
                                         amount of cash or Distributive Interests as
                                         may be allocated to a holder of an Allowed
                                         General Unsecured Claim against ECG.

88     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the      5.7%    Impaired; Entitled to vote
       EnRock Management                 Distributive Assets and Distributive
                                         Interests attributable to EnRock Management
                                         and (b) such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against EnRock Management.

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                           ESTIMATED
CLASS             INTEREST                               TREATMENT                     RECOVERY            STATUS
-----  --------------------------------  -------------------------------------------  ---------  --------------------------
89     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the     75.7%    Impaired; Entitled to vote
       ECI Texas                         Distributive Assets and Distributive
                                         Interests attributable to ECI Texas and (b)
                                         such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against ECI Texas.

90     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the     75.7%    Impaired; Entitled to vote
       EnRock                            Distributive Assets and Distributive
                                         Interests attributable to EnRock and (b)
                                         such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against EnRock.

91     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the     25.1%    Impaired; Entitled to vote
       ECI Nevada                        Distributive Assets and Distributive
                                         Interests attributable to ECI Nevada and
                                         (b) such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against ECI Nevada.

92     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the      5.7%    Impaired; Entitled to vote
       Alligator Alley                   Distributive Assets and Distributive
                                         Interests attributable to Alligator Alley
                                         and (b) such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against Alligator Alley.

93     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the      5.7%    Impaired; Entitled to vote
       Enron Wind Storm Lake I           Distributive Assets and Distributive
                                         Interests attributable to Enron Wind Storm
                                         Lake I and (b) such amount of cash or
                                         Distributive Interests as may be allocated
                                         to a holder of an Allowed General Unsecured
                                         Claim against Enron Wind Storm Lake I.

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                           ESTIMATED
CLASS             INTEREST                               TREATMENT                     RECOVERY            STATUS
-----  --------------------------------  -------------------------------------------  ---------  --------------------------
94     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the     75.4%    Impaired; Entitled to vote
       ECTMI                             Distributive Assets and Distributive
                                         Interests attributable to ECTMI and (b)
                                         such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against ECTMI.

95     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the     16.6%    Impaired; Entitled to vote
       EnronOnline                       Distributive Assets and Distributive
                                         Interests attributable to EnronOnline and
                                         (b) such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against EnronOnline.

96     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the      5.7%    Impaired; Entitled to vote
       St. Charles Development           Distributive Assets and Distributive
                                         Interests attributable to St. Charles
                                         Development and (b) such amount of cash or
                                         Distributive Interests as may be allocated
                                         to a holder of an Allowed General Unsecured
                                         Claim against St. Charles Development.

97     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the      5.7%    Impaired; Entitled to vote
       Calcasieu                         Distributive Assets and Distributive
                                         Interests attributable to Calcasieu and (b)
                                         such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against Calcasieu.

98     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the      5.7%    Impaired; Entitled to vote
       Calvert City Power                Distributive Assets and Distributive
                                         Interests attributable to Calvert City
                                         Power and (b) such amount of cash or
                                         Distributive Interests as may be allocated
                                         to a holder of an Allowed General Unsecured
                                         Claim against Calvert City Power.

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                           ESTIMATED
CLASS             INTEREST                               TREATMENT                     RECOVERY            STATUS
-----  --------------------------------  -------------------------------------------  ---------  --------------------------
99     General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the      5.7%    Impaired; Entitled to vote
       Enron ACS                         Distributive Assets and Distributive
                                         Interests attributable to Enron ACS and (b)
                                         such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against Enron ACS.

100    General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the     40.3%    Impaired; Entitled to vote
       LOA                               Distributive Assets and Distributive
                                         Interests attributable to LOA and (b) such
                                         amount of cash or Distributive Interests as
                                         may be allocated to a holder of an Allowed
                                         General Unsecured Claim against LOA.

101    General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the      7.0%    Impaired; Entitled to vote
       ENIL                              Distributive Assets and Distributive
                                         Interests attributable to ENIL and (b) such
                                         amount of cash or Distributive Interests as
                                         may be allocated to a holder of an Allowed
                                         General Unsecured Claim against ENIL.

102    General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the      5.7%    Impaired; Entitled to vote
       EI                                Distributive Assets and Distributive
                                         Interests attributable to EI and (b) such
                                         amount of cash or Distributive Interests as
                                         may be allocated to a holder of an Allowed
                                         General Unsecured Claim against EI.

103    General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the     11.8%    Impaired; Entitled to vote
       EINT                              Distributive Assets and Distributive
                                         Interests attributable to EINT and (b) such
                                         amount of cash or Distributive Interests as
                                         may be allocated to a holder of an Allowed
                                         General Unsecured Claim against EINT.

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                           ESTIMATED
CLASS             INTEREST                               TREATMENT                     RECOVERY            STATUS
-----  --------------------------------  -------------------------------------------  ---------  --------------------------
104    General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the      7.6%    Impaired; Entitled to vote
       EMDE                              Distributive Assets and Distributive
                                         Interests attributable to EMDE and (b) such
                                         amount of cash or Distributive Interests as
                                         may be allocated to a holder of an Allowed
                                         General Unsecured Claim against EMDE.

105    Unsecured Claims Against          Distributions of Pro Rata Share of (a) the      5.7%    Impaired; Entitled to vote
       WarpSpeed                         Distributive Assets and Distributive
                                         Interests attributable to WarpSpeed and (b)
                                         such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against WarpSpeed.

106    General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the     75.7%    Impaired; Entitled to vote
       Modulus                           Distributive Assets and Distributive
                                         Interests attributable to Modulus and (b)
                                         such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against Modulus.

107    General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the      5.7%    Impaired; Entitled to vote
       ETI                               Distributive Assets and Distributive
                                         Interests attributable to ETI and (b) such
                                         amount of cash or Distributive Interests as
                                         may be allocated to a holder of an Allowed
                                         General Unsecured Claim against ETI.

108    General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the      5.7%    Impaired; Entitled to vote
       DSG                               Distributive Assets and Distributive
                                         Interests attributable to DSG and (b) such
                                         amount of cash or Distributive Interests as
                                         may be allocated to a holder of an Allowed
                                         General Unsecured Claim against DSG.

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                           ESTIMATED
CLASS             INTEREST                               TREATMENT                     RECOVERY            STATUS
-----  --------------------------------  -------------------------------------------  ---------  --------------------------

109    General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the     75.7%    Impaired; Entitled to vote
       RMTC                              Distributive Assets and Distributive
                                         Interests attributable to RMTC and (b) such
                                         amount of cash or Distributive Interests as
                                         may be allocated to a holder of an Allowed
                                         General Unsecured Claim against RMTC.

110    General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the      5.7%    Impaired; Entitled to vote
       Omicron                           Distributive Assets and Distributive
                                         Interests attributable to Omicron and (b)
                                         such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against Omicron.

111    General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the     56.4%    Impaired; Entitled to vote
       EFS I                             Distributive Assets and Distributive
                                         Interests attributable to EFS I and (b)
                                         such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against EFS I.

112    General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the      5.7%    Impaired; Entitled to vote
       EFS II                            Distributive Assets and Distributive
                                         Interests attributable to EFS II and (b)
                                         such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against EFS II.

113    General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the     75.7%    Impaired; Entitled to vote
       EFS III                           Distributive Assets and Distributive
                                         Interests attributable to EFS III and (b)
                                         such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against EFS III.

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                           ESTIMATED
CLASS             INTEREST                               TREATMENT                     RECOVERY            STATUS
-----  --------------------------------  -------------------------------------------  ---------  --------------------------
114    General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the     75.7%    Impaired; Entitled to vote
       EFS V                             Distributive Assets and Distributive
                                         Interests attributable to EFS V and (b)
                                         such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against EFS V.

115    General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the      5.7%    Impaired; Entitled to vote
       EFS VI                            Distributive Assets and Distributive
                                         Interests attributable to EFS VI and (b)
                                         such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against EFS VI.

116    General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the      5.7%    Impaired; Entitled to vote
       EFS VII                           Distributive Assets and Distributive
                                         Interests attributable to EFS VII and (b)
                                         such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against EFS VII.

117    General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the     75.7%    Impaired; Entitled to vote
       EFS IX                            Distributive Assets and Distributive
                                         Interests attributable to EFS IX and (b)
                                         such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against EFS IX.

118    General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the      5.7%    Impaired; Entitled to vote
       EFS X                             Distributive Assets and Distributive
                                         Interests attributable to EFS X and (b)
                                         such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against EFS X.

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                           ESTIMATED
CLASS             INTEREST                               TREATMENT                     RECOVERY            STATUS
-----  --------------------------------  -------------------------------------------  ---------  --------------------------
119    General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the      5.9%    Impaired; Entitled to vote
       EFS XI                            Distributive Assets and Distributive
                                         Interests attributable to EFS XI and (b)
                                         such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against EFS XI.

120    General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the      9.5%    Impaired; Entitled to vote
       EFS XII                           Distributive Assets and Distributive
                                         Interests attributable to EFS XII and (b)
                                         such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against EFS XII.

121    General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the      5.7%    Impaired; Entitled to vote
       EFS XV                            Distributive Assets and Distributive
                                         Interests attributable to EFS XV and (b)
                                         such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against EFS XV.

122    General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the     75.7%    Impaired; Entitled to vote
       EFS XVII                          Distributive Assets and Distributive
                                         Interests attributable to EFS XVII and (b)
                                         such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against EFS XVII.

123    General Unsecured Claims Against  Distributions of Pro Rata Share of (a) the      5.7%    Impaired; Entitled to vote
       Jovinole                          Distributive Assets and Distributive
                                         Interests attributable to Jovinole and (b)
                                         such amount of cash or Distributive
                                         Interests as may be allocated to a holder
                                         of an Allowed General Unsecured Claim
                                         against Jovinole.

          TYPE OF ALLOWED
          CLAIM OR EQUITY                                                     ESTIMATED
CLASS         INTEREST                          TREATMENT                     RECOVERY      STATUS
-----   --------------------   --------------------------------------------   ---------   -----------
124     General Unsecured      Distributions of Pro Rata Share of (a) the       18.6%     Impaired;
        Claims Against EFS     Distributive Assets and Distributive                       Entitled to
        Holdings               Interests attributable to EFS Holdings and                 vote
                               (b) such amount of cash or Distributive
                               Interests as may be allocated to a holder
                               of an Allowed General Unsecured Claim
                               against EFS Holdings.

125     General Unsecured      Distributions of Pro Rata Share of (a) the       21.9%     Impaired;
        Claims Against EOS     Distributive Assets and Distributive                       Entitled to
                               Interests attributable to EOS and (b) such                 vote
                               amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               EOS.

126     General Unsecured      Distributions of Pro Rata Share of (a) the       75.7%     Impaired;
        Claims Against         Distributive Assets and Distributive                       Entitled to
        Green Power            Interests attributable to Green Power and                  vote
                               (b) such amount of cash or Distributive
                               Interests as may be allocated to a holder
                               of an Allowed General Unsecured Claim
                               against Green Power.

127     General Unsecured      Distributions of Pro Rata Share of (a) the       24.7%     Impaired;
        Claims Against TLS     Distributive Assets and Distributive                       Entitled to
                               Interests attributable to TLS and (b) such                 vote
                               amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               TLS.

128     General Unsecured      Distributions of Pro Rata Share of (a) the        9.6%     Impaired;
        Claims Against ECT     Distributive Assets and Distributive                       Entitled to
        Securities Limited     Interests attributable to ECT Securities                   vote
        Partnership            Limited Partnership and (b) such amount of
                               cash or Distributive Interests as may be
                               allocated to a holder of an Allowed General
                               Unsecured Claim against ECT Securities
                               Limited Partnership.


          TYPE OF ALLOWED
          CLAIM OR EQUITY                                                     ESTIMATED
CLASS         INTEREST                          TREATMENT                     RECOVERY      STATUS
-----   --------------------   --------------------------------------------   ---------   -----------
129     General Unsecured      Distributions of Pro Rata Share of (a) the        5.7%     Impaired;
        Claims Against ECT     Distributive Assets and Distributive                       Entitled to
        Securities LP          Interests attributable to ECT Securities                   vote
                               LP and (b) such amount of cash or
                               Distributive Interests as may be allocated
                               to a holder of an Allowed General Unsecured
                               Claim against ECT Securities LP.

130     General Unsecured      Distributions of Pro Rata Share of (a) the        5.7%     Impaired;
        Claims Against ECT     Distributive Assets and Distributive                       Entitled to
        Securities GP          Interests attributable to ECT Securities                   vote
                               GP and (b) such amount of cash or
                               Distributive Interests as may be allocated
                               to a holder of an Allowed General Unsecured
                               Claim against ECT Securities GP.

131     General Unsecured      Distributions of Pro Rata Share of (a) the        5.7%     Impaired;
        Claims Against KUCC    Distributive Assets and Distributive                       Entitled to
        Cleburne               Interests attributable to KUCC Cleburne                    vote
                               and (b) such amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               KUCC Cleburne.

132     General Unsecured      Distributions of Pro Rata Share of (a) the       75.7%     Impaired;
        Claims Against EIAM    Distributive Assets and Distributive                       Entitled to
                               Interests attributable to EIAM and (b)                     vote
                               such amount of cash or Distributive
                               Interests as may be allocated to a holder
                               of an Allowed General Unsecured Claim against
                               EIAM.

          TYPE OF ALLOWED
          CLAIM OR EQUITY                                                     ESTIMATED
CLASS         INTEREST                          TREATMENT                     RECOVERY      STATUS
-----   --------------------   --------------------------------------------   ---------   -----------
133     General Unsecured      Distributions of Pro Rata Share of (a) the        5.7%     Impaired;
        Claims Against         Distributive Assets and Distributive                       Entitled to
        EBPHXI                 Interests attributable to EBPHXI and (b)                   vote
                               such amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               EBPHXI.

134     General Unsecured      Distributions of Pro Rata Share of (a) the       75.7%     Impaired;
        Claims Against EHC     Distributive Assets and Distributive                       Entitled to
                               Interests attributable to EHC and (b) such                 vote
                               amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               EHC.

135     General Unsecured      Distributions of Pro Rata Share of (a) the       75.7%     Impaired;
        Claims Against EDM     Distributive Assets and Distributive                       Entitled to
                               Interests attributable to EDM and (b) such                 vote
                               amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               EDM.

136     General Unsecured      Distributions of Pro Rata Share of (a) the       75.7%     Impaired;
        Claims Against EIKH    Distributive Assets and Distributive                       Entitled to
                               Interests attributable to EIKH and (b)                     vote
                               such amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               EIKH.

137     General Unsecured      Distributions of Pro Rata Share of (a) the        5.7%     Impaired;
        Claims Against ECHVI   Distributive Assets and Distributive                       Entitled to
                               Interests attributable to ECHVI and (b)                    vote
                               such amount of cash or Distributive
                               Interests as may be allocated to a holder
                               of an Allowed General Unsecured Claim against
                               ECHVI.

          TYPE OF ALLOWED
          CLAIM OR EQUITY                                                     ESTIMATED
CLASS         INTEREST                          TREATMENT                     RECOVERY      STATUS
-----   --------------------   --------------------------------------------   ---------   -----------
138     General Unsecured      Distributions of Pro Rata Share of (a) the       75.7%     Impaired;
        Claims Against EIAC    Distributive Assets and Distributive                       Entitled to
                               Interests attributable to EIAC and (b)                     vote
                               such amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               EIAC.

139     General Unsecured      Distributions of Pro Rata Share of (a) the        5.7%     Impaired;
        Claims Against         Distributive Assets and Distributive                       Entitled to
        EBPIXI                 Interests attributable to EBPIXI and (b)                   vote
                               such amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               EBPIXI.

140     General Unsecured      Distributions of Pro Rata Share of (a) the        5.7%     Impaired;
        Claims Against         Distributive Assets and Distributive                       Entitled to
        Paulista               Interests attributable to Paulista and (b)                 vote
                               such amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               Paulista.

141     General Unsecured      Distributions of Pro Rata Share of (a) the       75.7%     Impaired;
        Claims Against EPCSC   Distributive Assets and Distributive                       Entitled to
                               Interests attributable to EPCSC and (b)                    vote
                               such amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               EPCSC.

142     General Unsecured      Distributions of Pro Rata Share of (a) the        5.7%     Impaired;
        Claims Against         Distributive Assets and Distributive                       Entitled to
        Pipeline Services      Interests attributable to Pipeline                         vote
                               Services and (b) such amount of cash or
                               Distributive Interest as may be allocated to
                               a holder of an Allowed General Unsecured
                               Claim against Pipeline Services.


          TYPE OF ALLOWED
          CLAIM OR EQUITY                                                     ESTIMATED
CLASS         INTEREST                          TREATMENT                     RECOVERY      STATUS
-----   --------------------   ---------------------------------------------  ---------   -----------
143     General Unsecured      Distributions of Pro Rata Share of (a) the       75.7%     Impaired;
        Claims Against ETPC    Distributive Assets and Distributive                       Entitled to
                               Interests attributable to ETPC and (b)                     vote
                               such amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               ETPC.

144     General Unsecured      Distributions of Pro Rata Share of (a) the       75.7%     Impaired;
        Claims Against ELSC    Distributive Assets and Distributive                       Entitled to
                               Interests attributable to ELSC and (b)                     vote
                               such amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               ELSC.

145     General Unsecured      Distributions of Pro Rata Share of (a) the        8.2%     Impaired;
        Claims Against EMMS    Distributive Assets and Distributive                       Entitled to
                               Interests attributable to EMMS and (b)                     vote
                               such amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               EMMS.

146     General Unsecured      Distributions of Pro Rata Share of (a) the       75.7%     Impaired;
        Claims Against ECFL    Distributive Assets and Distributive                       Entitled to
                               Interests attributable to ECFL and (b)                     vote
                               such amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               ECFL.

147     General Unsecured      Distributions of Pro Rata Share of (a) the       75.7%     Impaired;
        Claims Against EPGI    Distributive Assets and Distributive                       Entitled to
                               Interests attributable to EPGI and (b)                     vote
                               such amount of cash or Distributive Interests
                               as may be allocated to a holder of an Allowed
                               General Unsecured Claim against EPGI.

          TYPE OF ALLOWED
          CLAIM OR EQUITY                                                     ESTIMATED
CLASS         INTEREST                          TREATMENT                     RECOVERY      STATUS
-----   --------------------   --------------------------------------------   ---------   -----------
148     General Unsecured      Distributions of Pro Rata Share of (a) the       75.7%     Impaired;
        Claims Against         Distributive Assets and Distributive                       Entitled to
        Transwestern           Interests attributable to Transwestern                     vote
        Gathering              Gathering and (b) such amount of cash or
                               Distributive Interests as may be allocated
                               to a holder of an Allowed General Unsecured
                               Claim against Transwestern Gathering.

149     General Unsecured      Distributions of Pro Rata Share of (a) the        5.7%     Impaired;
        Claims Against         Distributive Assets and Distributive                       Entitled to
        Enron Gathering        Interests attributable to Enron Gathering                  vote
                               and (b) such amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               Enron Gathering.

150     General Unsecured      Distributions of Pro Rata Share of (a) the        5.8%     Impaired;
        Claims Against EGP     Distributive Assets and Distributive                       Entitled to
                               Interests attributable to EGP and (b) such                 vote
                               amount of cash or Distributive Interests as
                               may be allocated to a holder of an Allowed
                               General Unsecured Claim against EGP.

151     General Unsecured      Distributions of Pro Rata Share of (a) the        5.7%     Impaired;
        Claims Against EAMR    Distributive Assets and Distributive                       Entitled to
                               Interests attributable to EAMR and (b)                      vote
                               such amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               EAMR.

152     General Unsecured      Distributions of Pro Rata Share of (a) the       22.0%     Impaired;
        Claims Against EBP I   Distributive Assets and Distributive                       Entitled to
                               Interests attributable to EBP I and (b) such               vote
                               amount of cash or Distributive Interests as
                               may be allocated to a holder of an Allowed
                               General Unsecured Claim against EBP I.

          TYPE OF ALLOWED
          CLAIM OR EQUITY                                                     ESTIMATED
CLASS         INTEREST                          TREATMENT                      RECOVERY     STATUS
-----   --------------------   --------------------------------------------   ---------   -----------
153     General Unsecured      Distributions of Pro Rata Share of (a) the       12.6%     Impaired;
        Claims Against EBHL    Distributive Assets and Distributive                       Entitled to
                               Interests attributable to EBHL and (b)                     vote
                               such amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               EBHL.

154     General Unsecured      Distributions of Pro Rata Share of (a) the        5.7%     Impaired;
        Claims Against         Distributive Assets and Distributive                       Entitled to
        Enron Wind Storm       Interests attributable to Enron Wind Storm                 vote
        Lake II                Lake II and (b) such amount of cash or
                               Distributive Interests as may be allocated
                               to a holder of an Allowed General Unsecured
                               Claim against Enron Wind Storm Lake II.

155     General Unsecured      Distributions of Pro Rata Share of (a) the        9.5%     Impaired;
        Claims Against EREC    Distributive Assets and Distributive                       Entitled to
                               Interests attributable to EREC and (b)                     vote
                               such amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               EREC.

156     General Unsecured      Distributions of Pro Rata Share of (a) the       21.1%     Impaired;
        Claims Against EA      Distributive Assets and Distributive                       Entitled to
        III                    Interests attributable to EA III and (b)                   vote
                               such amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               EA III.

          TYPE OF ALLOWED
          CLAIM OR EQUITY                                                      ESTIMATED
CLASS         INTEREST                          TREATMENT                       RECOVERY   STATUS
-----   --------------------   --------------------------------------------   ---------   -----------
157     General Unsecured      Distributions of Pro Rata Share of (a) the       13.7%     Impaired;
        Claims Against EWLB    Distributive Assets and Distributive                       Entitled to
                               Interests attributable to EWLB and (b)                     vote
                               such amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               EWLB.

158     General Unsecured      Distributions of Pro Rata Share of (a) the       19.8%     Impaired;
        Claims Against SCC     Distributive Assets and Distributive                       Entitled to
                               Interests attributable to SCC and (b) such                 vote
                               amount of cash or Distributive Interests as
                               may be allocated to a holder of an Allowed
                               General Unsecured Claim against SCC.

159     General Unsecured      Distributions of Pro Rata Share of (a) the       27.6%     Impaired;
        Claims Against EFS     Distributive Assets and Distributive                       Entitled to
        IV                     Interests attributable to EFS IV and (b)                   vote
                               such amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               EFS IV.

160     General Unsecured      Distributions of Pro Rata Share of (a) the       42.9%     Impaired;
        Claims Against EFS     Distributive Assets and Distributive                       Entitled to
        VIII                   Interests attributable to EFS VIII and (b)                 vote
                               such amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               EFS VIII.

          TYPE OF ALLOWED
          CLAIM OR EQUITY                                                      ESTIMATED
CLASS         INTEREST                          TREATMENT                       RECOVERY   STATUS
-----   --------------------   --------------------------------------------   ---------   -----------
161     General Unsecured      Distributions of Pro Rata Share of (a) the       75.7%     Impaired;
        Claims Against EFS     Distributive Assets and Distributive                       Entitled to
        XIII                   Interests attributable to EFS XIII and (b)                 vote
                               such amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               EFS XIII.

162     General Unsecured      Distributions of Pro Rata Share of (a) the        9.6%     Impaired;
        Claims Against ECI     Distributive Assets and Distributive                       Entitled to
                               Interests attributable to ECI and (b) such                 vote
                               amount of cash or Distributive Interests as
                               may be allocated to a holder of an Allowed
                               General Unsecured Claim against ECI.

163     General Unsecured      Distributions of Pro Rata Share of (a) the       31.5%     Impaired;
        Claims Against EPC     Distributive Assets and Distributive                       Entitled to
                               Interests attributable to EPC and (b) such                 vote
                               amount of cash or Distributive Interests as
                               may be allocated to a holder of an Allowed
                               General Unsecured Claim against EPC.

164     General Unsecured      Distributions of Pro Rata Share of (a) the        5.7%     Impaired;
        Claims Against         Distributive Assets and Distributive                       Entitled to
        Richmond Power         Interests attributable to Richmond Power                   vote
                               and (b) such amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               Richmond Power.

165     General Unsecured      Distributions of Pro Rata Share of (a) the       13.1%     Impaired;
        Claims Against         Distributive Assets and Distributive                       Entitled to
        ECTSVC                 Interests attributable to ECTSVC and (b)                   vote
                               such amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               ECTSVC.

          TYPE OF ALLOWED
          CLAIM OR EQUITY                                                      ESTIMATED
CLASS         INTEREST                          TREATMENT                       RECOVERY   STATUS
-----   --------------------   --------------------------------------------   ---------   -----------
166     General Unsecured      Distributions of Pro Rata Share of (a) the       20.1%     Impaired;
        Claims Against EDF     Distributive Assets and Distributive                       Entitled to
                               Interests attributable to EDF and (b) such                 vote
                               amount of cash or Distributive Interests as
                               may be allocated to a holder of an Allowed
                               General Unsecured Claim against EDF.

167     General Unsecured      Distributions of Pro Rata Share of (a) the       13.7%     Impaired;
        Claims Against ACFI    Distributive Assets and Distributive                       Entitled to
                               Interests attributable to ACFI and (b)                     vote
                               such amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               ACFI.

168     General Unsecured      Distributions of Pro Rata Share of (a) the       75.7%     Impaired;
        Claims Against TPC     Distributive Assets and Distributive                       Entitled to
                               Interests attributable to TPC and (b) such                 vote
                               amount of cash or Distributive Interests as
                               may be allocated to a holder of an Allowed
                               General Unsecured Claim against TPC.

169     General Unsecured      Distributions of Pro Rata Share of (a) the       33.0%     Impaired;
        Claims Against         Distributive Assets and Distributive                       Entitled to
        APACHI                 Interests attributable to APACHI and (b)                   vote
                               such amount of cash or Distributive
                               Interests as may be allocated to a holder of
                               an Allowed General Unsecured Claim against
                               APACHI.

170     General Unsecured      Distributions of Pro Rata Share of (a) the       17.7%     Impaired;
        Claims Against EDC     Distributive Assets and Distributive                       Entitled to
                               Interests attributable to EDC and (b) such                 vote
                               amount of cash or Distributive Interests as
                               may be allocated to a holder of an Allowed
                               General Unsecured Claim against EDC.

              TYPE OF
           ALLOWED CLAIM
             OR EQUITY                                                       ESTIMATED
CLASS         INTEREST                         TREATMENT                     RECOVERY      STATUS
-----         --------                         ---------                     ---------     ------
171     General Unsecured     Distributions of Pro Rata Share of (a) the       75.7%     Impaired;
        Claims Against ETP    Distributive Assets and Distributive                       Entitled to
                              Interests attributable to ETP and (b) such                 vote
                              amount of cash or Distributive Interests as
                              may be allocated to a holder of an Allowed
                              General Unsecured Claim against ETP.

172     General Unsecured     Distributions of Pro Rata Share of (a) the       75.7%     Impaired;
        Claims Against NSH    Distributive Assets and Distributive                       Entitled to
                              Interests attributable to NSH and (b) such                 vote
                              amount of cash or Distributive Interests as
                              may be allocated to a holder of an Allowed
                              General Unsecured Claim against NSH.

173     General Unsecured     Distributions of Pro Rata Share of (a) the       26.2%     Impaired;
        Claims Against        Distributive Assets and Distributive                       Entitled to
        Enron South America   Interests attributable to Enron South                      vote
                              America and (b) such amount of cash or
                              Distributive Interests as may be allocated
                              to a holder of an Allowed General Unsecured
                              Claim against Enron South America.

174     General Unsecured     Distributions of Pro Rata Share of (a) the       56.5%     Impaired;
        Claims Against EGPP   Distributive Assets and Distributive                       Entitled to
                              Interests attributable to EGPP and (b) such                vote
                              amount of cash or Distributive Interests as
                              may be allocated to a holder of an Allowed
                              General Unsecured Claim against EGPP.

175     General Unsecured     Distributions of Pro Rata Share of (a) the       75.7%     Impaired;
        Claims Against        Distributive Assets and Distributive                       Entitled to
        Cabazon Power         Interests attributable to Cabazon Power and                vote
                              (b) such amount of cash or Distributive
                              Interests as may be allocated to a

              TYPE OF
           ALLOWED CLAIM
             OR EQUITY                                                       ESTIMATED
CLASS         INTEREST                         TREATMENT                     RECOVERY      STATUS
-----         --------                         ---------                     ---------     ------
                              holder of an Allowed General Unsecured Claim
                              against Cabazon Power.

176     General Unsecured     Distributions of Pro Rata Share of (a) the       75.7%     Impaired;
        Claims Against        Distributive Assets and Distributive                       Entitled to
        Cabazon Holdings      Interests attributable to Cabazon Holdings                 vote
                              and (b) such amount of cash or Distributive
                              Interests as may be allocated to a holder of
                              an Allowed General Unsecured Claim against
                              Cabazon Holdings.

177     General Unsecured     Distributions of Pro Rata Share of (a) the       16.5%     Impaired;
        Claims Against        Distributive Assets and Distributive                       Entitled to
        Enron Caribbean       Interests attributable to Enron Caribbean                  vote
                              and (b) such amount of cash or Distributive
                              Interests as may be allocated to a holder of
                              an Allowed General Unsecured Claim against
                              Enron Caribbean.

178     General Unsecured     Distributions of Pro Rata Share of (a) the       75.7%     Impaired;
        Claims Against        Distributive Assets and Distributive                       Entitled to
        Victory Garden        Interests attributable to Victory Garden                   vote
                              and (b) such amount of cash or Distributive
                              Interests as may be allocated to a holder of
                              an Allowed General Unsecured Claim against
                              Victory Garden.

179     General Unsecured     Distributions of Pro Rata Share of (a) the        8.3%     Impaired;
        Claims Against        Distributive Assets and Distributive                       Entitled to
        Oswego Cogen          Interests attributable to Oswego Cogen and                 vote
                              (b) such amount of cash or Distributive
                              Interests as may be allocated to a holder of
                              an Allowed General Unsecured Claim against
                              Oswego Cogen.

              TYPE OF
           ALLOWED CLAIM
             OR EQUITY                                                       ESTIMATED
CLASS         INTEREST                         TREATMENT                     RECOVERY       STATUS
-----         --------                         ---------                     ---------      ------
180     General Unsecured     Distributions of Pro Rata Share of (a) the       19.1%     Impaired;
        Claims Against EEPC   Distributive Assets and Distributive                       Entitled to
                              Interests attributable to EEPC and (b)                     vote
                              such amount of cash or Distributive
                              Interests as may be allocated to a holder of
                              an Allowed General Unsecured Claim against
                              EEPC.

181     General Unsecured     Distributions of Pro Rata Share of the           54.8%     Impaired;
        Claims Against PGH    Portland Creditor Cash.                                    Entitled to
                                                                                         vote

182     General Unsecured     Distributions of Pro Rata Share of the            0.0%     Impaired;
        Claims Against PTC    Portland Creditor Cash.                                    Entitled to
                                                                                         vote

183     Enron Subordinated    Distributions of Pro Rata Share of                0.0%     Impaired; Not
        Debenture Claims      Distributive Assets and Distributive                       entitled to
                              Interests attributable to ENE.                             vote

184     Enron TOPRS           Distributions of Pro Rata Share of the            0.0%     Impaired;
        Debenture Claims      Distributive Assets and Distributive                       Entitled to
                              Interests attributable to ENE.                             vote

185     Enron Guaranty        Distributions of Pro Rata Share of the Enron     14.5%     Impaired;
        Claims                Guaranty Distributive Assets and the Enron                 Entitled to
                              Guaranty Distributive Interests.                           vote

186     Wind Guaranty         Distributions of Pro Rata Share of the Wind      28.6%     Impaired;
        Claims                Guaranty Distributive Assets and the Wind                  Entitled to
                              Guaranty Distributive Interests.                           vote

187     ENA Guaranty Claims   Distributions of Pro Rata Share of ENA           17.3%     Impaired;
                              Guaranty Distributive Assets and the ENA                   Entitled to
                              Guaranty Distributive Interests.                           vote

188     ACFI Guaranty Claims  Distributions of Pro Rata Share of ACFI          10.9%     Impaired;
                              Guaranty Distributive Assets and the ACFI                  Entitled to
                              Guaranty Distributive

              TYPE OF
           ALLOWED CLAIM
             OR EQUITY                                                       ESTIMATED
CLASS         INTEREST                         TREATMENT                     RECOVERY      STATUS
-----         --------                         ---------                     ---------     ------
                              Interests.                                                 vote

189     EPC Guaranty Claims   Distributions of Pro Rata Share of EPC           28.6%     Impaired;
                              Guaranty Distributive Assets and the EPC                   Entitled to
                              Guaranty Distributive Interests.                           vote

190     Intercompany Claims   Distributions of Pro Rata Share of the          Variable   Impaired Not
                              Intercompany Distributive Assets and the                   entitled to
                              Intercompany Distributive Interests.                       vote

191     Convenience Claims    Payment in Cash of the amount of the             27.8%     Impaired;
        Against EMCC          Convenience Claim Distribution Percentage                  Entitled to
                              against EMCC.                                              vote

192     Convenience Claims    Payment in Cash of the amount of the             15.6%     Impaired;
        Against ENE           Convenience Claim Distribution Percentage                  Entitled to
                              against ENE.                                               vote

193     Convenience Claims    Payment in Cash of the amount of the             18.1%     Impaired;
        Against ENA           Convenience Claim Distribution Percentage                  Entitled to
                              against ENA.                                               vote

194     Convenience Claims    Payment in Cash of the amount of the             20.6%     Impaired;
        Against EPMI          Convenience Claim Distribution Percentage                  Entitled to
                              against EPMI.                                              vote

195     Convenience Claims    Payment in Cash of the amount of the             68.0%     Impaired;
        Against PBOG          Convenience Claim Distribution Percentage                  Entitled to
                              against PBOG.                                              vote

196     Convenience Claims    Payment in Cash of the amount of the             12.0%     Impaired;
        Against SSLC          Convenience Claim Distribution Percentage                  Entitled to
                              against SSLC.                                              vote

197     Convenience Claims    Payment in Cash of the amount of the             11.0%     Impaired;
        Against EBS           Convenience Claim Distribution Percentage                  Entitled to
                              against EBS.                                               vote

              TYPE OF
           ALLOWED CLAIM
             OR EQUITY                                                       ESTIMATED
CLASS         INTEREST                         TREATMENT                     RECOVERY      STATUS
-----         --------                         ---------                     ---------     ------
198     Convenience Claims    Payment in Cash of the amount of the             14.5%     Impaired;
        Against EESO          Convenience Claim Distribution Percentage                  Entitled to
                              against EESO.                                              vote

199     Convenience Claims    Payment in Cash of the amount of the             21.7%     Impaired;
        Against EEMC          Convenience Claim Distribution Percentage                  Entitled to
                              against EEMC.                                              vote

200     Convenience Claims    Payment in Cash of the amount of the             17.8%     Impaired;
        Against EESI          Convenience Claim Distribution Percentage                  Entitled to
                              against EESI.                                              vote

201     Convenience Claims    Payment in Cash of the amount of the             20.5%     Impaired;
        Against EES           Convenience Claim Distribution Percentage                  Entitled to
                              against EES.                                               vote

202     Convenience Claims    Payment in Cash of the amount of the             68.1%     Impaired;
        Against ETS           Convenience Claim Distribution Percentage                  Entitled to
                              against ETS.                                               vote

203     Convenience Claims    Payment in Cash of the amount of the              5.1%     Impaired;
        Against BAM           Convenience Claim Distribution Percentage                  Entitled to
                              against BAM.                                               vote

204     Convenience Claims    Payment in Cash of the amount of the              5.1%     Impaired;
        Against ENA Asset     Convenience Claim Distribution Percentage                  Entitled to
        Holdings              against ENA Asset Holdings.                                vote

205     Convenience Claims    Payment in Cash of the amount of the             10.1%     Impaired;
        Against EGLI          Convenience Claim Distribution Percentage                  Entitled to
                              against EGLI.                                              vote

206     Convenience Claims    Payment in Cash of the amount of the              5.1%     Impaired;
        Against EGM           Convenience Claim Distribution Percentage                  Entitled to
                              against EGM.                                               vote

207     Convenience Claims    Payment in Cash of the amount of the             13.5%     Impaired;
        Against               Convenience Claim                                          Entitled to

              TYPE OF
           ALLOWED CLAIM
             OR EQUITY                                                       ESTIMATED
CLASS         INTEREST                         TREATMENT                     RECOVERY      STATUS
-----         --------                         ---------                     ---------     ------
        ENW                   Distribution Percentage against ENW.                       vote

208     Convenience Claims    Payment in Cash of the amount of the              5.1%     Impaired;
        Against EIM           Convenience Claim Distribution Percentage                  Entitled to
                              against EIM.                                               vote

209     Convenience Claims    Payment in Cash of the amount of the             12.9%     Impaired;
        Against OEC           Convenience Claim Distribution Percentage                  Entitled to
                              against OEC.                                               vote

210     Convenience Claims    Payment in Cash of the amount of the             15.5%     Impaired;
        Against EECC          Convenience Claim Distribution Percentage                  Entitled to
                              against EECC.                                              vote

211     Convenience Claims    Payment in Cash of the amount of the              5.1%     Impaired;
        Against EEOSC         Convenience Claim Distribution Percentage                  Entitled to
                              against EEOSC.                                             vote

212     Convenience Claims    Payment in Cash of the amount of the              5.1%     Impaired;
        Against Garden State  Convenience Claim Distribution Percentage                  Entitled to
                              against Garden State.                                      vote

213     Convenience Claims    Payment in Cash of the amount of the              5.1%     Impaired;
        Against Palm Beach    Convenience Claim Distribution Percentage                  Entitled to
                              against Palm Beach.                                        vote

214     Convenience Claims    Payment in Cash of the amount of the             14.3%     Impaired;
        Against TSI           Convenience Claim Distribution Percentage                  Entitled to
                              against TSI.                                               vote

215     Convenience Claims    Payment in Cash of the amount of the             16.0%     Impaired;
        Against EEIS          Convenience Claim Distribution Percentage                  Entitled to
                              against EEIS.                                              vote

216     Convenience Claims    Payment in Cash of the amount of the             40.1%     Impaired;
        Against EESOMI        Convenience Claim Distribution Percentage                  Entitled to
                              against EESOMI.                                            vote

              TYPE OF
           ALLOWED CLAIM
             OR EQUITY                                                       ESTIMATED
CLASS         INTEREST                         TREATMENT                     RECOVERY      STATUS
-----         --------                         ---------                     ---------     ------
217     Convenience Claims    Payment in Cash of the amount of the             10.6%     Impaired;
        Against EFSI          Convenience Claim Distribution Percentage                  Entitled to
                              against EFSI.                                              vote

218     Convenience Claims    Payment in Cash of the amount of the             19.3%     Impaired;
        Against EFM           Convenience Claim Distribution Percentage                  Entitled to
                              against EFM.                                               vote

219     Convenience Claims    Payment in Cash of the amount of the              8.1%     Impaired;
        Against EBS LP        Convenience Claim Distribution Percentage                  Entitled to
                              against EBS LP.                                            vote

220     Convenience Claims    Payment in Cash of the amount of the             11.3%     Impaired;
        Against EESNA         Convenience Claim Distribution Percentage                  Entitled to
                              against EESNA.                                             vote

221     Convenience Claims    Payment in Cash of the amount of the             68.1%     Impaired;
        Against LNG           Convenience Claim Distribution Percentage                  Entitled to
        Marketing             against LNG Marketing.                                     vote

222     Convenience Claims    Payment in Cash of the amount of the             68.1%     Impaired;
        Against Calypso       Convenience Claim Distribution Percentage                  Entitled to
                              against Calypso.                                           vote

223     Convenience Claims    Payment in Cash of the amount of the             68.1%     Impaired;
        Against Global LNG    Convenience Claim Distribution Percentage                  Entitled to
                              against Global LNG.                                        vote

224     Convenience Claims    Payment in Cash of the amount of the              5.1%     Impaired;
        Against EIFM          Convenience Claim Distribution Percentage                  Entitled to
                              against EIFM.                                              vote

225     Convenience Claims    Payment in Cash of the amount of the             21.5%     Impaired;
        Against ENGMC         Convenience Claim Distribution Percentage                  Entitled to
                              against ENGMC.                                             vote

226     Convenience Claims    Payment in Cash of the amount of the              5.3%     Impaired;
        Against               Convenience Claim Distribution Percentage                  Entitled to
        ENA Upstream          ENA Upstream.                                              vote

              TYPE OF
           ALLOWED CLAIM
             OR EQUITY                                                       ESTIMATED
CLASS         INTEREST                         TREATMENT                     RECOVERY      STATUS
-----         --------                         ---------                     ---------     ------
227     Convenience Claims    Payment in Cash of the amount of the              9.1%     Impaired;
        Against ELFI          Convenience Claim Distribution Percentage                  Entitled to
                              against ELFI.                                              vote

228     Convenience Claims    Payment in Cash of the amount of the             68.1%     Impaired;
        Against LNG           Convenience Claim Distribution Percentage                  Entitled to
        Shipping              against LNG Shipping.                                      vote

229     Convenience Claims    Payment in Cash of the amount of the              8.3%     Impaired;
        Against EPSC          Convenience Claim Distribution Percentage                  Entitled to
                              against EPSC.                                              vote

230     Convenience Claims    Payment in Cash of the amount of the             23.1%     Impaired;
        Against ECTRIC        Convenience Claim Distribution Percentage                  Entitled to
                              against ECTRIC.                                            vote

231     Convenience Claims    Payment in Cash of the amount of the             17.3%     Impaired;
        Against               Convenience Claim Distribution Percentage                  Entitled to
        Communications        against Communications Leasing.                            vote
        Leasing

232     Convenience Claims    Payment in Cash of the amount of the             28.4%     Impaired;
        Against Wind          Convenience Claim Distribution Percentage                  Entitled to
                              against Wind.                                              vote

233     Convenience Claims    Payment in Cash of the amount of the             45.0%     Impaired;
        Against Wind          Convenience Claim Distribution Percentage                  Entitled to
        Systems               against Wind Systems.                                      vote

234     Convenience Claims    Payment in Cash of the amount of the             42.0%     Impaired;
        Against EWESC         Convenience Claim Distribution Percentage                  Entitled to
                              against EWESC.                                             vote

235     Convenience Claims    Payment in Cash of the amount of the              5.1%     Impaired;
        Against Wind          Convenience Claim Distribution Percentage                  Entitled to
        Maintenance           against Wind Maintenance.                                  vote

              TYPE OF
           ALLOWED CLAIM
             OR EQUITY                                                       ESTIMATED
CLASS         INTEREST                         TREATMENT                     RECOVERY      STATUS
-----         --------                         ---------                     ---------     ------
236     Convenience Claims    Payment in Cash of the amount of the             40.1%     Impaired;
        Against Wind          Convenience Claim Distribution Percentage                  Entitled to
        Constructors          against Wind Constructors.                                 vote

237     Convenience Claims    Payment in Cash of the amount of the             45.0%     Impaired;
        Against EREC I        Convenience Claim Distribution Percentage                  Entitled to
                              against EREC I.                                            vote

238     Convenience Claims    Payment in Cash of the amount of the             40.1%     Impaired;
        Against EREC II       Convenience Claim Distribution Percentage                  Entitled to
                              against EREC II.                                           vote

239     Convenience Claims    Payment in Cash of the amount of the             42.0%     Impaired;
        Against EREC III      Convenience Claim Distribution Percentage                  Entitled to
                              against EREC III.                                          vote

240     Convenience Claims    Payment in Cash of the amount of the              5.1%     Impaired;
        Against EREC IV       Convenience Claim Distribution Percentage                  Entitled to
                              against EREC IV.                                           vote

241     Convenience Claims    Payment in Cash of the amount of the             28.4%     Impaired;
        Against EREC V        Convenience Claim Distribution Percentage                  Entitled to
                              against EREC V.                                            vote

242     Convenience Claims    Payment in Cash of the amount of the              5.1%     Impaired;
        Against Intratex      Convenience Claim Distribution Percentage                  Entitled to
                              against Intratex.                                          vote

243     Convenience Claims    Payment in Cash of the amount of the              5.1%     Impaired;
        Against EPPI          Convenience Claim Distribution Percentage                  Entitled to
                              against EPPI.                                              vote

244     Convenience Claims    Payment in Cash of the amount of the              5.1%     Impaired;
        Against Methanol      Convenience Claim Distribution Percentage                  Entitled to
                              against Methanol.                                          vote

245     Convenience Claims    Payment in Cash of the amount of the             13.2%     Impaired;
        Against               Convenience Claim                                          Entitled to

              TYPE OF
           ALLOWED CLAIM
             OR EQUITY                                                       ESTIMATED
CLASS         INTEREST                         TREATMENT                     RECOVERY      STATUS
-----         --------                         ---------                     ---------     ------
        Ventures              Distribution Percentage against Ventures.                  vote

246     Convenience Claims    Payment in Cash of the amount of the              5.1%     Impaired;
        Against Enron         Convenience Claim Distribution Percentage                  Entitled to
        Mauritius             against Enron Mauritius.                                   vote

247     Convenience Claims    Payment in Cash of the amount of the              5.1%     Impaired;
        Against India         Convenience Claim Distribution Percentage                  Entitled to
        Holdings              against India Holdings.                                    vote

248     Convenience Claims    Payment in Cash of the amount of the             68.1%     Impaired;
        Against OPP           Convenience Claim Distribution Percentage                  Entitled to
                              against OPP.                                               vote

249     Convenience Claims    Payment in Cash of the amount of the             68.1%     Impaired;
        Against NETCO         Convenience Claim Distribution Percentage                  Entitled to
                              against NETCO.                                             vote

250     Convenience Claims    Payment in Cash of the amount of the             37.9%     Impaired;
        Against EESSH         Convenience Claim Distribution Percentage                  Entitled to
                              against EESSH.                                             vote

251     Convenience Claims    Payment in Cash of the amount of the             66.1%     Impaired;
        Against Wind          Convenience Claim Distribution Percentage                  Entitled to
        Development           against Wind Development.                                  vote

252     Convenience Claims    Payment in Cash of the amount of the             68.1%     Impaired;
        Against ZWHC          Convenience Claim Distribution Percentage                  Entitled to
                              against ZWHC.                                              vote

253     Convenience Claims    Payment in Cash of the amount of the              5.1%     Impaired;
        Against Zond          Convenience Claim Distribution Percentage                  Entitled to
        Pacific               against Zond Pacific.                                      vote

254     Convenience Claims    Payment in Cash of the amount of the             20.6%     Impaired;
        Against ERAC          Convenience Claim Distribution Percentage                  Entitled to
                              against ERAC.                                              vote

                    TYPE OF
                 ALLOWED CLAIM
                   OR EQUITY                                                     ESTIMATED
CLASS               INTEREST                        TREATMENT                     RECOVERY     STATUS
-----               --------                        ---------                     --------     ------
255           Convenience Claims    Payment in Cash of the amount of the            5.1%       Impaired;
              Against NEPCO         Convenience Claim Distribution Percentage                  Entitled to
                                    against NEPCO.                                             vote

256           Convenience Claims    Payment in Cash of the amount of the            5.1%       Impaired;
              Against EPICC         Convenience Claim Distribution Percentage                  Entitled to
                                    against EPICC.                                             vote

257           Convenience Claims    Payment in Cash of the amount of the            5.1%       Impaired;
              Against NEPCO Power   Convenience Claim Distribution Percentage                  Entitled to
              Procurement           against NEPCO Power Procurement.                           vote

258           Convenience Claims    Payment in Cash of the amount of the            5.1%       Impaired;
              Against NEPCO         Convenience Claim Distribution Percentage                  Entitled to
              Services              against NEPCO Services International.                      vote
              International

259           Convenience Claims    Payment in Cash of the amount of the            5.1%       Impaired;
              Against San Juan      Convenience Claim Distribution Percentage                  Entitled to
              Gas                   against San Juan Gas.                                      vote

260           Convenience Claims    Payment in Cash of the amount of the            68.1%      Impaired;
              Against EBF LLC       Convenience Claim Distribution Percentage                  Entitled to
                                    against EBF LLC.                                           vote

261           Convenience Claims    Payment in Cash of the amount of the            34.4%      Impaired;
              Against Zond          Convenience Claim Distribution Percentage                  Entitled to
              Minnesota             against Zond Minnesota.                                    vote

262           Convenience Claims    Payment in Cash of the amount of the            18.5%      Impaired;
              Against EFII          Convenience Claim Distribution Percentage                  Entitled to
                                    against EFII.                                              vote

263           Convenience Claims    Payment in Cash of the amount of the            42.1%      Impaired;
              Against E Power       Convenience Claim Distribution Percentage                  Entitled to
              Holdings              against E Power Holdings.                                  vote

264           Convenience Claims    Payment in Cash of the amount of the            5.1%       Impaired;
              Against EFS-CMS       Convenience Claim Distribution Percentage                  Entitled to
                                    against EFS-CMS.                                           vote

                    TYPE OF
                 ALLOWED CLAIM
                   OR EQUITY                                                     ESTIMATED
CLASS               INTEREST                        TREATMENT                     RECOVERY     STATUS
-----               --------                        ---------                     --------     ------
265           Convenience Claims    Payment in Cash of the amount of the            10.6%      Impaired;
              Against EMI           Convenience Claim Distribution Percentage                  Entitled to
                                    against EMI.                                               vote

266           Convenience Claims    Payment in Cash of the amount of the            21.6%      Impaired;
              Against Expat         Convenience Claim Distribution Percentage                  Entitled to
              Services              against Expat Services.                                    vote

267           Convenience Claims    Payment in Cash of the amount of the            16.1%      Impaired;
              Against Artemis       Convenience Claim Distribution Percentage                  Entitled to
                                    against Artemis.                                           vote

268           Convenience Claims    Payment in Cash of the amount of the            18.7%      Impaired;
              Against CEMS          Convenience Claim Distribution Percentage                  Entitled to
                                    against CEMS.                                              vote

269           Convenience Claims    Payment in Cash of the amount of the             9.9%      Impaired;
              Against LINGTEC       Convenience Claim Distribution Percentage                  Entitled to
                                    against LINGTEC.                                           vote

270           Convenience Claims    Payment in  Cash of the  amount  of the          6.3%      Impaired;
              Against EGSNVC        Convenience Claim Distribution Percentage                  Entitled to
                                    against EGSNVC.                                            vote

271           Convenience Claims    Payment in Cash of the amount of the             7.9%      Impaired;
              Against LGMC          Convenience Claim Distribution Percentage                  Entitled to
                                    against LGMC.                                              vote

272           Convenience Claims    Payment in Cash of the amount of the            14.5%      Impaired;
              Against LRC           Convenience Claim Distribution Percentage                  Entitled to
                                    against LRC.                                               vote

273           Convenience Claims    Payment in Cash of the amount of the            12.2%      Impaired;
              Against LGMI          Convenience Claim Distribution Percentage                  Entitled to
                                    against LGMI.                                              vote

                    TYPE OF
                 ALLOWED CLAIM
                   OR EQUITY                                                     ESTIMATED
CLASS               INTEREST                        TREATMENT                     RECOVERY     STATUS
-----               --------                        ---------                     --------     ------
274           Convenience Claims    Payment in Cash of the amount of the            13.7%      Impaired;
              Against LRCI          Convenience Claim Distribution Percentage                  Entitled to
                                    against LRCI.                                              vote

275           Convenience Claims    Payment in Cash of the amount of the             5.1%      Impaired;
              Against ECG           Convenience Claim Distribution Percentage                  Entitled to
                                    against ECG.                                               vote

276           Convenience Claims    Payment in Cash of the amount of the             5.1%      Impaired;
              Against EnRock        Convenience Claim Distribution Percentage                  Entitled to
              Management            against EnRock Management.                                 vote

277           Convenience Claims    Payment in Cash of the amount of the            68.1%      Impaired;
              Against ECI Texas     Convenience Claim Distribution Percentage                  Entitled to
                                    against ECI Texas.                                         vote

278           Convenience Claims    Payment in Cash of the amount of the            68.1%      Impaired;
              Against EnRock        Convenience Claim Distribution Percentage                  Entitled to
                                    against EnRock.                                            vote

279           Convenience Claims    Payment in Cash of the amount of the            22.6%      Impaired;
              Against ECI Nevada    Convenience Claim Distribution Percentage                  Entitled to
                                    against ECI Nevada.                                        vote

280           Convenience Claims    Payment in Cash of the amount of the             5.1%      Impaired;
              Against Alligator     Convenience Claim Distribution Percentage                  Entitled to
              Alley                 against Alligator Alley.                                   vote

281           Convenience Claims    Payment in Cash of the amount of the             5.1%      Impaired;
              Against Enron Wind    Convenience Claim Distribution Percentage                  Entitled to
              Storm Lake I          against Enron Wind Storm Lake I.                           vote

282           Convenience Claims    Payment in Cash of the amount of the            67.8%      Impaired;
              Against ECTMI         Convenience Claim Distribution Percentage                  Entitled to
                                    against ECTMI.                                             vote

                    TYPE OF
                 ALLOWED CLAIM
                   OR EQUITY                                                     ESTIMATED
CLASS               INTEREST                        TREATMENT                     RECOVERY     STATUS
-----               --------                        ---------                     --------     ------
283           Convenience Claims    Payment in Cash of the amount of the            15.0%      Impaired;
              Against EnronOnline   Convenience Claim Distribution Percentage                  Entitled to
                                    against EnronOnline.                                       vote

284           Convenience Claims    Payment in Cash of the amount of the             5.1%      Impaired;
              Against St. Charles   Convenience Claim Distribution Percentage                  Entitled to
              Development           against St. Charles Development.                           vote

285           Convenience Claims    Payment in Cash of the amount of the             5.1%      Impaired;
              Against Calcasieu     Convenience Claim Distribution Percentage                  Entitled to
                                    against Calcasieu.                                         vote

286           Convenience Claims    Payment in Cash of the amount of the             5.1%      Impaired;
              Against Calvert       Convenience Claim Distribution Percentage                  Entitled to
              City Power            against Calvert City Power.                                vote

287           Convenience Claims    Payment in Cash of the amount of the             5.1%      Impaired;
              Against Enron ACS     Convenience Claim Distribution Percentage                  Entitled to
                                    against Enron ACS.                                         vote

288           Convenience Claims    Payment in Cash of the amount of the            36.2%      Impaired;
              Against LOA           Convenience Claim Distribution Percentage                  Entitled to
                                    against LOA.                                               vote

289           Convenience Claims    Payment in Cash of the amount of the             6.3%      Impaired;
              Against ENIL          Convenience Claim Distribution Percentage                  Entitled to
                                    against ENIL.                                              vote

290           Convenience Claims    Payment in Cash of the amount of the             5.2%      Impaired;
              Against EI            Convenience Claim Distribution Percentage                  Entitled to
                                    against EI.                                                vote

291           Convenience Claims    Payment in Cash of the amount of the            10.7%      Impaired;
              Against EINT          Convenience Claim Distribution Percentage                  Entitled to
                                    against EINT.                                              vote

292           Convenience Claims    Payment in Cash of the amount of the             6.8%      Impaired;
              Against EMDE          Convenience Claim Distribution Percentage                  Entitled to
                                    against EMDE.                                              vote

                    TYPE OF
                 ALLOWED CLAIM
                   OR EQUITY                                                     ESTIMATED
CLASS               INTEREST                        TREATMENT                     RECOVERY     STATUS
-----               --------                        ---------                     --------     ------
293           Convenience Claims    Payment in Cash of the amount of the             5.1%      Impaired;
              Against WarpSpeed     Convenience Claim Distribution Percentage                  Entitled to
                                    against WarpSpeed.                                         vote

294           Convenience Claims    Payment in Cash of the amount of the            68.1%      Impaired;
              Against Modulus       Convenience Claim Distribution Percentage                  Entitled to
                                    against Modulus.                                           vote

295           Convenience Claims    Payment in Cash of the amount of the             5.1%      Impaired;
              Against ETI           Convenience Claim Distribution Percentage                  Entitled to
                                    against ETI.                                               vote

296           Convenience Claims    Payment in Cash of the amount of the             5.1%      Impaired;
              Against DSG           Convenience Claim Distribution Percentage                  Entitled to
                                    against DSG.                                               vote

297           Convenience Claims    Payment in Cash of the amount of the            68.1%      Impaired;
              Against RMTC          Convenience Claim Distribution Percentage                  Entitled to
                                    against RMTC.                                              vote

298           Convenience Claims    Payment in Cash of the amount of the             5.1%      Impaired;
              Against Omicron       Convenience Claim Distribution Percentage                  Entitled to
                                    against Omicron.                                           vote

299           Convenience Claims    Payment in Cash of the amount of the            50.8%      Impaired;
              Against EFS I         Convenience Claim Distribution Percentage                  Entitled to
                                    against EFS I.                                             vote

300           Convenience Claims    Payment in Cash of the amount of the             5.1%      Impaired;
              Against EFS II        Convenience Claim Distribution Percentage                  Entitled to
                                    against EFS II.                                            vote

301           Convenience Claims    Payment in Cash of the amount of the            68.1%      Impaired;
              Against EFS III       Convenience Claim Distribution Percentage                  Entitled to
                                    against EFS III.                                           vote

                    TYPE OF
                 ALLOWED CLAIM
                   OR EQUITY                                                     ESTIMATED
CLASS               INTEREST                        TREATMENT                     RECOVERY     STATUS
-----               --------                        ---------                     --------     ------
302           Convenience Claims    Payment in Cash of the amount of the            68.1%      Impaired;
              Against EFS V         Convenience Claim Distribution Percentage                  Entitled to
                                    against EFS V.                                             vote

303           Convenience Claims    Payment in Cash of the amount of the             5.1%      Impaired;
              Against EFS VI        Convenience Claim Distribution Percentage                  Entitled to
                                    against EFS VI.                                            vote

304           Convenience Claims    Payment in Cash of the amount of the             5.1%      Impaired;
              Against EFS VII       Convenience Claim Distribution Percentage                  Entitled to
                                    against EFS VII.                                           vote

305           Convenience Claims    Payment in Cash of the amount of the            68.1%      Impaired;
              Against EFS IX        Convenience Claim Distribution Percentage                  Entitled to
                                    against EFS IX.                                            vote

306           Convenience Claims    Payment in Cash of the amount of the             5.1%      Impaired;
              Against EFS X         Convenience Claim Distribution Percentage                  Entitled to
                                    against EFS X.                                             vote

307           Convenience Claims    Payment in Cash of the amount of the             5.3%      Impaired;
              Against EFS XI        Convenience Claim Distribution Percentage                  Entitled to
                                    against EFS XI.                                            vote

308           Convenience Claims    Payment in Cash of the amount of the             8.5%      Impaired;
              Against EFS XII       Convenience Claim Distribution Percentage                  Entitled to
                                    against EFS XII.                                           vote

309           Convenience Claims    Payment in Cash of the amount of the             5.1%      Impaired;
              Against EFS XV        Convenience Claim Distribution Percentage                  Entitled to
                                    against EFS XV.                                            vote

310           Convenience Claims    Payment in Cash of the amount of the            68.1%      Impaired;
              Against EFS XVII      Convenience Claim Distribution Percentage                  Entitled to
                                    against EFS XVII.                                          vote

311           Convenience Claims    Payment in Cash of the amount of the             5.1%      Impaired;
              Against Jovinole      Convenience Claim Distribution Percentage                  Entitled to
                                    against Jovinole.                                          vote

                    TYPE OF
                 ALLOWED CLAIM
                   OR EQUITY                                                     ESTIMATED
CLASS               INTEREST                        TREATMENT                     RECOVERY     STATUS
-----               --------                        ---------                     --------     ------
312           Convenience Claims    Payment in Cash of the amount of the            16.7%      Impaired;
              Against EFS Holdings  Convenience Claim Distribution Percentage                  Entitled to
                                    against EFS Holdings.                                      vote

313           Convenience Claims    Payment in Cash of the amount of the            19.7%      Impaired;
              Against EOS           Convenience Claim Distribution Percentage                  Entitled to
                                    against EOS.                                               vote

314           Convenience Claims    Payment in Cash of the amount of the            68.1%      Impaired;
              Against Green Power   Convenience Claim Distribution Percentage                  Entitled to
                                    against Green Power.                                       vote

315           Convenience Claims    Payment in Cash of the amount of the            22.2%      Impaired;
              Against TLS           Convenience Claim Distribution Percentage                  Entitled to
                                    against TLS.                                               vote

316           Convenience Claims    Payment in Cash of the amount of the             8.6%      Impaired;
              Against ECT           Convenience Claim Distribution Percentage                  Entitled to
              Securities Limited    against ECT Securities Limited Partnership.                vote
              Partnership

317           Convenience Claims    Payment in Cash of the amount of the             5.1%      Impaired;
              Against ECT           Convenience Claim Distribution Percentage                  Entitled to
              Securities LP         against ECT Securities LP.                                 vote

318           Convenience Claims    Payment in Cash of the amount of the             5.1%      Impaired;
              Against ECT           Convenience Claim Distribution Percentage                  Entitled to
              Securities GP         against ECT Securities GP.                                 vote

319           Convenience Claims    Payment in Cash of the amount of the             5.1%      Impaired;
              Against KUCC          Convenience Claim Distribution Percentage                  Entitled to
              Cleburne              against KUCC Cleburne.                                     vote

320           Convenience Claims    Payment in Cash of the amount of the            68.1%      Impaired;
              Against EIAM          Convenience Claim Distribution Percentage                  Entitled to
                                    against EIAM.                                              vote

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                          ESTIMATED
CLASS              INTEREST                         TREATMENT                         RECOVERY          STATUS
-----         ------------------    --------------------------------------------     ---------        -----------

321           Convenience Claims    Payment in Cash of the amount of the                 5.1%         Impaired;
              Against EBPHXI        Convenience Claim Distribution Percentage                         Entitled to
                                    against EBPHXI.                                                   vote

322           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EHC           Convenience Claim Distribution Percentage                         Entitled to
                                    against EHC.                                                      vote

323           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EDM           Convenience Claim Distribution Percentage                         Entitled to
                                    against EDM.                                                      vote

324           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EIKH          Convenience Claim Distribution Percentage                         Entitled to
                                    against EIKH.                                                     vote

325           Convenience Claims    Payment in Cash of the amount of the                 5.1%         Impaired;
              Against ECHVI         Convenience Claim Distribution Percentage                         Entitled to
                                    against ECHVI.                                                    vote

326           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EIAC          Convenience Claim Distribution Percentage                         Entitled to
                                    against EIAC.                                                     vote

327           Convenience Claims    Payment in Cash of the amount of the                 5.1%         Impaired;
              Against EBPIXI        Convenience Claim Distribution Percentage                         Entitled to
                                    against EBPIXI.                                                   vote

328           Convenience Claims    Payment in Cash of the amount of the                 5.1%         Impaired;
              Against Paulista      Convenience Claim Distribution Percentage                         Entitled to
                                    against Paulista.                                                 vote

329           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EPCSC         Convenience Claim Distribution Percentage                         Entitled to
                                    against EPCSC.                                                    vote

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                          ESTIMATED
CLASS              INTEREST                         TREATMENT                         RECOVERY          STATUS
-----         ------------------    --------------------------------------------     ---------        -----------
330           Convenience Claims    Payment in Cash of the amount of the                 5.1%         Impaired;
              Against Pipeline      Convenience Claim Distribution Percentage                         Entitled to
              Services              against Pipeline Services.                                        vote

331           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against ETPC          Convenience Claim Distribution Percentage                         Entitled to
                                    against ETPC.                                                     vote

332           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against ELSC          Convenience Claim Distribution Percentage                         Entitled to
                                    against ELSC.                                                     vote

333           Convenience Claims    Payment in Cash of the amount of the                 7.4%         Impaired;
              Against EMMS          Convenience Claim Distribution Percentage                         Entitled to
                                    against EMMS.                                                     vote

334           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against ECFL          Convenience Claim Distribution Percentage                         Entitled to
                                    against ECFL.                                                     vote

335           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EPGI          Convenience Claim Distribution Percentage                         Entitled to
                                    against EPGI.                                                     vote
336           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against               Convenience Claim Distribution Percentage                         Entitled to
              Transwestern          against Transwestern Gathering.                                   vote
              Gathering
337           Convenience Claims    Payment in Cash of the amount of the                 5.1%         Impaired;
              Against Enron         Convenience Claim Distribution Percentage                         Entitled to
              Gathering             against Enron Gathering.                                          vote

338           Convenience Claims    Payment in Cash of the amount of the                 5.2%         Impaired;
              Against EGP           Convenience Claim Distribution Percentage                         Entitled to
                                    against EGP.                                                      vote

339           Convenience Claims    Payment in Cash of the amount of the                 5.1%         Impaired;
              Against EAMR          Convenience Claim  Distribution Percentage                        Entitled to
                                    against EAMR.                                                     vote

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                          ESTIMATED
CLASS              INTEREST                         TREATMENT                         RECOVERY          STATUS
-----         ------------------    --------------------------------------------     ---------        -----------
340           Convenience Claims    Payment in Cash of the amount of the                19.8%         Impaired;
              Against EBP-I         Convenience Claim Distribution Percentage                         Entitled to
                                    against EBP-I.                                                    vote

341           Convenience Claims    Payment in Cash of the amount of the                11.3%         Impaired;
              Against EBHL          Convenience Claim Distribution Percentage                         Entitled to
                                    against EBHL.                                                     vote

342           Convenience Claims    Payment in Cash of the amount of the                 5.1%         Impaired;
              Against Enron Wind    Convenience Claim Distribution Percentage                         Entitled to
              Storm Lake II         against Enron Wind Storm Lake II.                                 vote

343           Convenience Claims    Payment in Cash of the amount of the                 8.5%         Impaired;
              Against EREC          Convenience Claim Distribution Percentage                         Entitled to
                                    against EREC.                                                     vote

344           Convenience Claims    Payment in Cash of the amount of the                19.0%         Impaired;
              Against EA III        Convenience Claim Distribution Percentage                         Entitled to
                                    against EA III.                                                   vote

345           Convenience Claims    Payment in Cash of the amount of the                12.3%         Impaired;
              Against EWLB          Convenience Claim Distribution Percentage                         Entitled to
                                    against EWLB.                                                     vote

346           Convenience Claims    Payment in Cash of the amount of the                17.8%         Impaired;
              Against SCC           Convenience Claim Distribution Percentage                         Entitled to
                                    against SCC.                                                      vote

347           Convenience Claims    Payment in Cash of the amount of the                24.8%         Impaired;
              Against EFS IV        Convenience Claim Distribution Percentage                         Entitled to
                                    against EFS IV.                                                   vote

348           Convenience  Claims   Payment in Cash of the amount of the                38.6%         Impaired;
              Against EFS VIII      Convenience Claim Distribution Percentage                         Entitled to
                                    against EFS VIII.                                                 vote

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                          ESTIMATED
CLASS              INTEREST                         TREATMENT                         RECOVERY          STATUS
-----         ------------------    --------------------------------------------     ---------        -----------
349           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against EFS XIII      Convenience Claim Distribution Percentage                         Entitled to
                                    against EFS XIII.                                                 vote

350           Convenience Claims    Payment in Cash of the amount of the                 8.7%         Impaired;
              Against ECI           Convenience Claim Distribution Percentage                         Entitled to
                                    against ECI.                                                      vote

351           Convenience Claims    Payment in Cash of the amount of the                28.3%         Impaired;
              Against EPC           Convenience Claim Distribution Percentage                         Entitled to
                                    against EPC.                                                      vote

352           Convenience Claims    Payment in Cash of the amount of the                 5.1%         Impaired;
              Against Richmond      Convenience Claim Distribution Percentage                         Entitled to
              Power                 against Richmond Power.                                           vote

353           Convenience Claims    Payment in Cash of the amount of the                11.8%         Impaired;
              Against ECTSVC        Convenience Claim Distribution Percentage                         Entitled to
                                    against ECTSVC.                                                   vote

354           Convenience Claims    Payment in Cash of the amount of the                18.1%         Impaired;
              Against EDF           Convenience Claim Distribution Percentage                         Entitled to
                                    against EDF.                                                      vote

355           Convenience Claims    Payment in Cash of the amount of the                12.4%         Impaired;
              Against ACFI          Convenience Claim Distribution Percentage                         Entitled to
                                    against ACFI.                                                     vote

356           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against TPC           Convenience Claim Distribution Percentage                         Entitled to
                                    against TPC.                                                      vote

357           Convenience Claims    Payment in Cash of the amount of the                29.7%         Impaired;
              Against APACHI        Convenience Claim Distribution Percentage                         Entitled to
                                    against APACHI.                                                   vote

358           Convenience Claims    Payment in Cash of the amount of the                15.9%         Impaired;
              Against               Convenience Claim Distribution Percentage                         Entitled to

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                          ESTIMATED
CLASS              INTEREST                         TREATMENT                         RECOVERY          STATUS
-----         ------------------    --------------------------------------------     ---------        -----------
              EDC                   Distribution Percentage against EDC.                              vote

359           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against ETP           Convenience Claim Distribution Percentage                         Entitled to
                                    against ETP.                                                      vote

360           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against NHS           Convenience Claim Distribution Percentage                         Entitled to
                                    against NHS.                                                      vote

361           Convenience Claims    Payment in Cash of the amount of the                23.6%         Impaired;
              Against Enron South   Convenience Claim Distribution Percentage                         Entitled to
              America               against Enron South America.                                      vote

362           Convenience Claims    Payment in Cash of the amount of the                50.8%         Impaired;
              Against EGPP          Convenience Claim Distribution Percentage                         Entitled to
                                    against EGPP.                                                     vote

363           Convenience Claims    Payment in Cash of the amount of the                49.3%         Impaired;
              Against PGH           Convenience Claim Distribution Percentage                         Entitled to
                                    against PGH.                                                      vote

364           Convenience Claims    Payment in Cash of the amount of the                 0.0%         Impaired;
              Against PTC           Convenience Claim Distribution Percentage                         Entitled to
                                    against PTC.                                                      vote

365           Enron Guaranty        Payment in Cash of the amount of the                13.0%         Impaired;
              Convenience Claims    Convenience Claim Distribution Percentage                         Entitled to
                                    against Enron Guaranty Distributive Assets.                       vote

366           Wind Guaranty         Payment in Cash of the amount of the                25.8%         Impaired;
              Convenience Claims    Convenience Claim Distribution Percentage                         Entitled to
                                    against Wind Guaranty Distributive Assets.                        vote

367           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against Cabazon       Convenience Claim Distribution Percentage                         Entitled to
              Power                 Against Cabazon Power                                             vote

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                          ESTIMATED
CLASS              INTEREST                         TREATMENT                         RECOVERY          STATUS
-----         ------------------    --------------------------------------------     ---------        -----------
368           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against Cabazon       Convenience Claim Distribution Percentage                         Entitled to
              Holdings              Against Cabazon Holdings                                          vote

369           Convenience Claims    Payment in Cash of the amount of the                14.8%         Impaired;
              Against Enron         Convenience Claim Distribution Percentage                         Entitled to
              Caribbean             Against Enron Caribbean                                           vote

370           Convenience Claims    Payment in Cash of the amount of the                68.1%         Impaired;
              Against Victory       Convenience Claim Distribution Percentage                         Entitled to
              Garden                Against Victory Garden                                            vote

371           Convenience Claims    Payment in Cash of the amount of the                 7.5%         Impaired;
              Against Oswego Cogen  Convenience Claim Distribution Percentage                         Entitled to
                                    Against Oswego Cogen                                              vote

372           Convenience Claims    Payment in Cash of the amount of the                17.2%         Impaired;
              Against EEPC          Convenience Claim Distribution Percentage                         Entitled to
                                    Against EEPC                                                      vote

373           Convenience ENA       Payments in Cash of the amount of the               15.5%         Impaired;
              Guaranty Claims       Convenience Claim Distribution Percentage                         Entitled to
                                    against ENA Guaranty Distributive Assets.                         vote

374           Convenience ACFI      Payment in Cash of the amount of the                 9.8%         Impaired;
              Guaranty Claims       Convenience Claim Distribution Percentage                         Entitled to
                                    against ACFI Guaranty Distributive Assets.                        vote

375           Convenience EPC       Payment in Cash of the amount of the                25.7%         Impaired;
              Guaranty Claims       Convenience Claim Distribution Percentage                         Entitled to
                                    against EPC Guaranty Distributive Assets.                         vote

376-          Subordinated          No distribution                                      0.0%         Impaired; Not
382           Claims                                                                                  entitled to
                                                                                                      vote

                   TYPE OF
                ALLOWED CLAIM
                  OR EQUITY                                                          ESTIMATED
CLASS              INTEREST                         TREATMENT                         RECOVERY          STATUS
-----         ------------------    --------------------------------------------     ---------        -----------
383           Enron Preferred       No distribution                                      0.0%         Impaired; Not
              Equity Interests                                                                        entitled to
                                                                                                      vote

384           Enron Common Equity   No distribution                                      0.0%         Impaired; Not
              Interests                                                                               entitled to
                                                                                                      vote

385           Other Equity          No distribution                                      0.0%         Impaired; Not
              Interests                                                                               entitled to
                                                                                                      vote

                  For illustrative purposes, refer to Appendix P: "Components of Distributions Under the Plan" for an analysis of the components of the estimated distribution on a hypothetical (i) Allowed General Unsecured Claim in Classes 3 through 182, Allowed Enron Subordinated Debenture Claim in Class 183, Allowed Enron TOPRS Subordinated Claim in Class 184, Allowed Guaranty Claim in Classes 185-189, all in the allowed amount of $1,000,000 and (ii) Allowed Convenience Claim in the allowed amount of $50,000 in Classes 191 through 375.

             APPENDIX C: ESTIMATED ASSETS, CLAIMS AND DISTRIBUTIONS

APPENDIX C: ESTIMATED ASSETS, CLAIMS AND DISTRIBUTIONS

A.       INTRODUCTION

                  The schedules set forth below reflect the estimated assets and claims of each of the Debtors, as well as the estimated Creditor recoveries under the Plan. Among other things, this information is provided to facilitate parties in interest in their analysis and understanding of (i) the Debtors' estates, (ii) the global compromise incorporated into the Plan, and (iii) the distributions proposed to be made pursuant to the Plan. The estimates and the underlying projections and assumptions are highly speculative and based upon information available at the time that this analysis was prepared. ACTUAL RESULTS MAY VARY MATERIALLY FROM THOSE REFLECTED HEREIN. Further, the summary information reflected herein is qualified in its entirety by reference to the full text of the Plan and Disclosure Statement.

                  More specifically, the schedules were derived from the Distribution Model, which is a complex and customized software program utilized to synthesize estimates and projections regarding assets and liabilities, as well as to calculate Creditor recoveries under the Plan depending upon numerous variables and assumptions. The Distribution Model was used to generate the schedules and to summarize therein, on a Debtor-by-Debtor basis, the estimated value of assets held by each Debtor, estimated Allowed Claims asserted against each Debtor, and the estimated Creditor recoveries under the Plan. Refer to
Section I.D., "Assets, Claims and Distributions" for additional information on the Distribution Model.

                  In addition, the Board appointed a Disclosure Statement committee whose responsibilities included internal due diligence of the Disclosure Statement, including Appendix C. The Disclosure Statement committee appointed a due diligence team from the ENE accounting and control organization. The diligence team confirmed data inputs to the Distribution Model, including asset values, claims, and operating and administrative costs, and that the subsequent data outputs are correctly disclosed in this Disclosure Statement.

B.       VARIANCE

                  The Debtors have prepared the projections incorporated into the schedules based on certain assumptions that they believe are reasonable under the circumstances. These assumptions are described below. The projections have not been compiled or examined by independent accountants. The Debtors make no representations regarding the accuracy of the projections or any ability to achieve forecasted results. Many of the assumptions underlying the projections are subject to significant uncertainties. Inevitably, some assumptions will not materialize, and unanticipated events and circumstances may affect the ultimate financial results. THEREFORE, THE ACTUAL RESULTS ACHIEVED MAY VARY FROM THE FORECASTS, AND THE VARIATIONS MAY BE MATERIAL. In evaluating the Plan, Creditors are urged to examine carefully all of the assumptions underlying the financial projections.

                  If the estimated value of assets (including, but not limited to, estimates of available Creditor Cash, recoveries on the Remaining Assets, and the valuation of the stock in PGE, CrossCountry and Prisma to be distributed to Creditors) set forth herein ultimately vary significantly from actual results, then actual Creditor recoveries will vary significantly as well. Similarly, as the estimated value of assets are forward-looking statements based upon information available to the Debtors, the actual results may vary significantly. Refer to Section XIV.C., "Variance from Valuations, Estimates and Projections" for additional information.

                  a. REMAINING ASSETS. With respect to the Remaining Assets, the estimated recoveries, valuations and projections are based, in part, on estimated proceeds generated by a sale or other disposition of substantially all of these assets. Many of these assets have been on the market or the subject of inquiries since the Initial Petition Date, but have not been sold for a variety of reasons, including, but not limited to, (i) poor market conditions, and (ii) the need to resolve complex ownership issues, pending litigation or government investigations, tax issues, and consent issues. In some cases, the Reorganized Debtors will be attempting to sell non-controlling financial interests for which a limited market exists. Due to the inherent uncertainties associated with selling these assets as a result of the issues identified above, there can be no assurance that these assets will be sold at presently estimated prices or at presently estimated times, if at all. Similarly, the recoveries of the Debtors (or the Reorganized Debtors, as the case may be) against counterparties on trading contracts are dependent on the creditworthiness and ability to pay of the counterparties.

                  b. CREDITOR CASH. The inability to sell or otherwise convert the Remaining Assets to cash may materially impact, among other things, the value of the Plan Currency. As a result of the foregoing, the Creditor Cash available for distribution as a result of liquidation of the Remaining Assets may be impacted.

                  c. OPERATING ENTITIES GENERALLY. Estimates of value do not purport to be appraisals nor do they necessarily reflect the values that may be realized if assets are sold. The estimates of value represent hypothetical equity values assuming the implementation of each of the Operating Entities' business plans, as well as other significant assumptions. Such estimates were developed solely for purposes of formulating and negotiating the Plan and analyzing the projected recoveries thereunder. Any estimated equity value is highly dependent upon achieving the future financial results set forth in the projections for each of the Operating Entities, as well as the realization of certain other assumptions that are not guaranteed.

                  The valuations of each of the Operating Entities set forth herein represent estimated values and do not necessarily reflect values that could be attainable in public or private markets for the Operating Entities or their constituent assets. The equity value ascribed in the analysis does not purport to be an estimate of the market value of stock to be distributed pursuant to the Plan. Such trading value, if any, may be materially different from the equity value associated with the valuation analysis.

                  d. PGE. As discussed in Section VIII.A.12., "Potential Sale of PGE" of the Disclosure Statement, ENE has entered into a purchase agreement to sell PGE to Oregon Electric. There can be no assurances that this sale will be approved by the Bankruptcy Court or that it will close. If the sale does in fact close or the common stock of PGE is sold pursuant to another purchase agreement, then the net proceeds will be distributed to Creditors in the form of Creditor Cash. If the sale does not close and PGE is not sold to another purchaser, then PGE Common Stock will be distributed to Creditors pursuant to the Plan. It should be noted that PGE operates in a heavily regulated industry and the valuation of PGE set forth herein assumes that the current regulatory environment remains unchanged. Changes to the current regulatory environment may have a material adverse impact on PGE's actual results. Refer to Section XIV., "Risk Factors and Other Factors to be Considered," as well as Section VIII., "Portland General Electric Company," for further discussion on these and other risks attendant with PGE and the electric utility industry.

                  e. CROSSCOUNTRY. The valuation of CrossCountry set forth herein assumes certain levels of rates for the transportation of natural gas as set by FERC. Such rates are highly regulated and subject to periodic changes. There is no guarantee that the current rate levels will not change materially in the future or will provide adequate reimbursement for the services provided by CrossCountry and its subsidiaries. Any such changes are entirely beyond CrossCountry's control and may have a material adverse impact on actual results. Further, CrossCountry operates in a heavily regulated industry. In the ordinary course of its business, CrossCountry is subject regularly to inquiries, investigations and audits by federal and state agencies that oversee various natural gas pipeline regulations. Changes to the current regulatory environment may have a material adverse impact on CrossCountry's actual results. Refer to
Section XIV., "Risk Factors and Other Factors to be Considered," as well as
Section IX., "CrossCountry," for further discussion on these and other risks attendant with CrossCountry and the natural gas pipeline industry.

                  f. PRISMA. The valuation of Prisma set forth herein assumes that all assets contemplated for transfer to Prisma are in fact transferred. The valuation further assumes that, subject to appropriate offsets, the assets to be transferred to Prisma do not include any material prepetition intercompany obligations of the Debtors. If for any reason one or more assets are not transferred to Prisma, or one or more additional assets are transferred to Prisma, then the value could fluctuate materially. In addition, the valuation of Prisma set forth herein assumes certain levels of tariffs or rates of return for the constituent assets. Such rates are highly regulated, subject to periodic changes, and in certain circumstances are the outcome of political processes in the subject jurisdictions. There is no guarantee that the current rate levels will not change materially in the future or will provide adequate reimbursement for the services provided by Prisma and its subsidiaries. Any such changes are entirely beyond Prisma's control and may have a material adverse impact on actual results. Further, as Prisma operates primarily in foreign jurisdictions, such political processes often lead to greater volatility in regulatory outcomes than might occur in the United States. Additionally, operations in the emerging markets are generally subject to greater risk of global economic slowdown, political uncertainty, currency devaluation, exchange controls and the ability to enforce and defend legal and contractual rights than are domestic companies. Such risk factors may also have a material adverse impact on Prisma's actual results. Refer to Section XIV., "Risk Factors and Other Factors to be Considered," as well as Section X., "Prisma Energy International Inc.," for further discussion on these and other risks attendant with Prisma and the industries in which it is involved.

C.       ASSUMPTIONS.

                  The following are the significant assumptions and limiting conditions utilized in preparation of the estimates:

         1. Under the global compromise embodied in the Plan, except with respect to the Portland Debtors and as modified with respect to guaranty claims, subject to the satisfaction of certain conditions contained in the Plan regarding acceptance of the Plan, distributions of Plan Currency are calculated based upon 70% of the recovery that Allowed General Unsecured Claims would receive on a separate Debtor-by-Debtor basis (i.e., on a stand-alone basis) and 30% of the recovery Allowed General Unsecured Claims would receive if all of the Debtors, other than the Portland Debtors, were substantively consolidated (i.e., on a substantive consolidation basis). Assuming the holders of allowed claims in a class of guaranty claims affirmatively vote on the Plan such that the class would be deemed to accept the Plan in accordance with section 1126 of the Bankruptcy Code, for purposes of the 30% or substantive consolidation scenario, claims against Debtors for guaranties of the liabilities of other Debtors are calculated assuming that 50% of each guaranty Claim were allowed. The Portland Debtors are excluded from the 30/70 compromise incorporated into the Plan and, thus, neither their assets nor their claims are included in the calculation of claims using the 30/70 formula. Refer to Section I.B.2., "Global Compromise Embodied in the Plan," for additional information regarding the global compromise.

         2. Under the global compromise, except with respect to the Portland Debtors, Debtors holding Allowed Intercompany Claims (i.e., accounts and notes owed by one Debtor to another Debtor) will receive 70% of the distribution such Debtor would receive if the Debtors were not substantively consolidated. As the 30% scenario is based on the hypothetical substantive consolidation of all Debtors, no distribution is made on Intercompany Claims, other than with respect to the Portland Debtors, under this scenario. All other potential inter-Debtor remedies, such as the potential disallowance, subordination, or re-characterization of Intercompany Claims, and certain affirmative claims or causes of action against any other Debtor, will be waived. These waivers were negotiated as an integral part of the global compromise in order to ensure that the efficient resolution of these Chapter 11 Cases would not be jeopardized by ongoing inter-estate disputes. These waivers will not affect, however, the Debtors' ability to pursue third parties (including non-Debtor affiliates) on any claims, causes of action, or challenges available to any of the Debtors in the absence of substantive consolidation. Refer to Section I.B.2.c., "Intercompany Claims," for additional information regarding the global compromise as it relates to intercompany claims.

         3. As noted above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. For illustrative purposes and to facilitate parties in interest in their analysis and understanding of the Debtors' estates and the global compromise, the schedules set forth below reflect assets, claims and value allocations calculated assuming various substantive consolidation scenarios. Specifically, Appendix C-I details the assets, claims and value allocations for each of the 180 Debtors on a stand-alone basis if there were no substantive consolidation. Appendix C-II reflects the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were 100% substantively consolidated, all classes of guaranty claims accept the Plan in accordance with section 1126 of the Bankruptcy Code, and the compromise regarding guaranty claims were recognized. Appendix C-III shows 100% substantive consolidation of all of the Debtors (other than the Portland Debtors) assuming that no class of guaranty claims votes to accept the Plan and all classes of guaranty claims are deemed to reject the Plan in accordance with section 1126 of the Bankruptcy Code and the compromise on guaranty claims is not recognized.

         4. Third-party recoveries under the Plan's 30/70 global compromise can be calculated by multiplying the distributions in Appendix C-I by 70% and adding to such amount the distributions in Schedule C-II multiplied by 30%. The amounts reflected in C-II for Guaranty Obligations will equal approximately 50% of the sum of the amounts reflected in C-I for Guaranty Obligations. However, due to the treatment of Intercompany Claims and the difference in the netting of intercompany balances between the Stand-Alone Scenario and the Modified Substantive Consolidation Scenario, such amounts may not equal to exactly 50%.

         5. Appendix C-I includes a chart at the top of each schedule comparing the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims to both (a) the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated, all classes of guaranty claims accept the Plan in accordance with section 1126 of the Bankruptcy Code, and the compromise regarding guaranty claims is recognized and (b) the estimated recovery percentages in the event that none of the Debtors is substantively consolidated.

         6. In the Modified Substantive Consolidation Scenario, the consolidated Debtors have a number of payables to non-Debtor affiliates. In Appendix C-II these amounts are reflected on the line captioned

                  "Intercompany Payables Pre-Petition." In many such instances, some or all of the value that the consolidated Debtors distribute will return to the consolidated estate through intercompany equity or debt interests. As a result, the amounts reflected as "Debtors' Assets" and "Claims Against and Equity in Debtors" in Appendix C-II are "grossed up" by the distribution and recovery of such amounts. Such amounts reflect the redistribution of value throughout the Debtors' capital structure, but are not new value available for third-party creditors.

         7. On each of the schedules, the column for "Face" represents the full face amount of claims against the Debtor, including intercompany claims. Refer to Appendix N for more information regarding intercompany value flow analysis in the stand-alone scenario.

         8. On Appendix C-I, the column for "Stand-Alone Value" represents the amount the Debtor would pay on those claims if there were no substantive consolidation.

         9. On Appendix C-II, the column for "Mod. SubCon Value" represents the amount Debtors would pay on those claims if all Debtors (excluding the Portland Debtors) were substantively consolidated, and the compromise regarding guaranty claims were recognized.

         10. On Appendix C-III, the column for "Appendix C-III Value" represents the amount Debtors would pay on those claims if all Debtors (excluding the Portland Debtors) were substantively consolidated, the compromise regarding guaranty claims were not recognized and guaranty claims were extinguished as a result of the substantive consolidation.

         11. On Appendix C-I, all intercompany claims (debtor to debtor and debtor to non-debtor) are reflected at the full estimated amount and are assumed to be pari passu with third-party general unsecured claims except where otherwise specified by applicable transaction documents. For a complete listing of Allowed Intercompany Claims (debtor to debtor only) pursuant to the Plan, refer to Exhibit F to the Plan. It should be noted that Exhibit F aggregates Intercompany Claims whereas the line item entries on Appendix C-I are not always aggregated. Moreover, Intercompany Claims reflected on Appendix C-I may include estimates as a result of rejection damages, third-party settlements involving two or more Debtors, and related matters. Such estimates are subject to change. Accordingly, there are differences between Appendix C-I and Exhibit F to the Plan.

         12. On Appendices C-II and C-III, where intercompany claims existed between substantively consolidated Debtors, such claims were assumed to be eliminated as a result of the substantive consolidation. Further, in Appendices C-II and C-III, where there existed both prepetition receivables and prepetition payables between a single non-substantively consolidated affiliate and two or more consolidated Debtors, such receivables and payables are presented on a net basis with the consolidated Debtors as a whole. In contrast, debtor to non-debtor obligations are assumed to be pari passu with third-party general unsecured claims except where otherwise specified by applicable transaction documents.

         13. On Appendix C-I, it is assumed that Allowed Guaranty Claims are treated pari passu with other third-party general unsecured claims of Enron Corp.

         14. On Appendix C-II, it is assumed that each class has voted to accept the Plan and thus is entitled to payment under the global compromise of 50% of each Allowed Guaranty Claim.

         15. With the exception of Intercompany Claims (including, but not limited to, Claims for rejection damages (if any)), an additional feature of the global compromise is the waiver and release of intercompany causes of action between Debtors. Accordingly, Appendices C-II and C-III do not reflect these causes of actions (if any) held by one Debtor against one or more of the other Debtors.

         16. The stand-alone figures on Appendix C-I reflect the settlement of issues regarding the ownership of certain assets by ENE and ENA.

         17. Estimated recoveries are set forth below for different classifications and types of claims. As noted elsewhere, the estimated assets do not include any recovery on pending or anticipated litigation. Consistent with this approach, the amounts reflected assume the right of setoff for prepetition mutual debts between counterparties or intercompany accounts. In cases where master netting agreements existed addressing setoff rights, the amounts reflect the impact of those agreements. This is done for presentation purposes only. The Debtors reserve all rights to challenge the enforceability and effectiveness of such agreements. If Debtors are successful in any litigation challenging such agreements, this could have a material impact on actual amounts recovered. To the extent that an individual Creditor is entitled to satisfy all or a portion of such Creditors' Claim through any additional setoff, offset or recoupment approved by the Court, such Creditor's recovery may be higher than reflected herein.

         18. Since the Initial Petition Date, the Debtors have and will continue to allocate overhead expenses pursuant to the Overhead Allocation Formula Order up to the Confirmation Date. As provided for in the Plan, it is anticipated that after the Confirmation Date, the Debtors will modify the methodology in order to allocate overhead based upon post-confirmation activities. The Debtors anticipate that the primary post-confirmation activities will be (i) evaluation and resolution of Claims; (ii) liquidation and disposal of Remaining Assets; and (iii) litigation and investigations. The proposed post-confirmation overhead allocation methodology will use number of Claims, value of Claims, and expected proceeds from asset dispositions as the primary allocation factors. The estimates set forth below allocate overhead expenses pursuant to the Overhead Allocation Formula Order up to the Confirmation Date and allocate post-confirmation overhead expenses based on the Debtors' currently contemplated preliminary post-confirmation allocation formula.

                  The Debtors intend to provide a detailed description of the proposed post-confirmation overhead allocation methodology to the Creditors' Committee and the ENA Examiner prior to seeking Bankruptcy Court approval of the methodology. On or before the Ballot Date, the Debtors will file a motion with the Bankruptcy Court with respect to the proposed methodology. It is expected that the Bankruptcy Court will enter an order with respect to the overhead allocation in connection with the entry of the Confirmation Order. Except as provided in such order, all other provisions of the Bankruptcy Court's orders, dated February 25, 2002, November 21, 2002 and November 25, 2002, will remain in full force and effect.

         19. Except with respect to the Portland Debtors, the Plan General Unsecured Recovery Percentage set forth in Appendices C-I through C-III is the weighted average of recoveries based on the global compromise (i.e., 70% of the unsecured recovery percentage calculated for each Debtor on a stand-alone basis and 30% of the unsecured recovery percentage calculated on a basis of the Debtors being substantively consolidated). In the stand-alone scenario in Appendix C-I, unfunded Estimated Administrative Costs at administratively insolvent Debtors related to third-party liabilities including overhead and professional fees were included in the Estimated Administrative Costs of administratively solvent Debtors. It should be noted that the actual allocation of these unfunded Estimated Administrative costs may be different based on the post-confirmation overhead allocation methodologies ultimately approved by the Court.

         20. In conjunction with formulating the Plan, Blackstone and the Debtors derived the valuations set forth in the Disclosure Statement for PGE, CrossCountry and Prisma. There can be no assurance that the stock (if distributed) of PGE, CrossCountry or Prisma will trade at the value estimated or that the stock (if sold) of PGE, CrossCountry or Prisma will sell for the values reflected. However, distributions will be calculated and made under the Plan as though the values assigned herein are the actual values of the underlying assets. Refer to
                  Section VIII.B., "Historical Financials, Projections and Valuation," Section IX.C., "Historical Financials, Projections and Valuation," Section X., "Prisma Energy International Inc.," and Section XIV., "Risk Factors and Other Factors to be Considered" for additional information regarding the valuations.

         21. The value of other assets, excluding receivables from Debtor and non-Debtor affiliates and investments in subsidiaries, is based upon a combination of (a) offers received from third parties and (b) internal valuations. Internal valuations are based upon discounted cash flow and comparable company analyses and utilize operating projections developed by the Debtors, their Affiliates, and their advisors. These internal valuations have been compared against offers received from third parties, if available. Discount rates and other assumptions pertaining to the valuation methodologies were developed by the Debtors, their Affiliates, and their advisors. Assets are included as such for particular Debtors based solely on the books and records of the Debtors and their Affiliates, unless otherwise modified by order of the Bankruptcy Court or the Plan. Certain assets reflected on the books and records of Debtors and their Affiliates are subject to significant uncertainty and, potentially, litigation, and recoveries may change dramatically depending on the resolution of such issues. Actual distributions under the Plan will be made based upon the values actually realized from the liquidation of assets owned by the applicable Debtor and not the values currently reflected herein.

         22. For purposes of Appendix C, "Directly Held Trading Book Assets" were estimated using book values that are based upon accounts receivable and accounts payable records for liquidated positions. Book value also includes, if applicable, contract termination values relating to forward ("mark-to-market") positions. These book values have been adjusted for various recovery risks, when applicable. The potential recovery risks include, but are not limited to, asserted setoffs, counterparty credit risk, litigation/documentation risk, and historical collection experience.

         23. Intercompany account balances are derived from the Debtors' Schedules of Assets and Liabilities and the books and records of the Debtors and their affiliates, as both may be updated or amended from time to time. Additionally, the results are based on certain assumptions associated with the Tax Sharing Agreement, based upon the present status of negotiations with the IRS in respect of its tax claim. Should such assumptions change, there may be an impact to certain Debtors, but the Debtors do not believe such changes will be material. The Debtors and their non-Debtor affiliates continue to review these balances and the amounts reflected in these schedules are subject to change.

         24. Amounts realized from intercompany receivables are estimated by the Distribution Model and are based upon the estimated assets, liabilities and claims of the obligated affiliate.

         25. In connection with determination of Creditor recoveries under the Plan, accounts receivable and accounts payable balances between the Enron Companies were first segregated into prepetition balances. For intercompany balances between two Debtors, the Petition Date of the

                  Debtor with the payable was used to determine the prepetition or postpetition nature of the debt. Additionally, certain adjustments to the prepetition balances were made for taxes for tax years 2000 and 2001. The postpetition intercompany activity does not include amounts related to taxes. Intercompany account balances also do not reflect any estimates of potential rejection damage claims for non-trading contracts that may result if a Debtor rejects an executory contract or unexpired lease with another Debtor or Enron Company. The adjusted prepetition balances were then compared to amounts originally filed in each Debtor's Schedules. Any changes were analyzed to ensure the accuracy of the changes. The postpetition activity was reviewed for reasonableness and detailed reconciliations were performed on key balances.

         26. The value of investments in subsidiaries is estimated based upon the estimated values of the assets and liabilities of those subsidiaries and the Debtors' corresponding ownership records.

         27. The value of assets excludes any value that may be realized from the Litigation Trust, the Special Litigation Trust or from any avoidance actions commenced by the Debtors. Any value that may be realized from these litigation trusts or avoidance actions may be material, but highly speculative, and thus predictions regarding these amounts are not included.

         28. Administrative Claims include estimated costs and expenses associated with preserving the Debtors' estates and operating the Debtors' businesses. In some instances, creditors or other parties in interest have alleged significant potential Administrative Expense Claims. Examples include an alleged Administrative Expense Claim in excess of $100 million asserted by Citrus Trading against ENA and an alleged Administrative Expense Claim in the approximate amount of $168 million asserted against BAM for unpaid rent to ENA Asset Holdings. With respect to this latter claim, Oaktree Capital Management, LLC and others have asked the Debtors to assert such claim. The Debtors reserve their rights with respect to these alleged Claims, which are not reflected in the estimates included on this Appendix C. It should be noted that, in connection with determination of Allowed Administrative Expense Claims, it is anticipated that the Confirmation Order will establish a deadline or bar date for creditors and parties in interest to assert Administrative Expense Claims against one or more of the Debtors. The Confirmation Order will also establish the procedures for filing, resolving and reserving for such Administrative Expense Claims.

         29. Refer to Section 42.2 of the Plan, "Distribution of Reserved Funds," for information regarding the proposed procedures for allocation of proceeds from Sale/Settlement Orders. For purposes of calculating estimated recoveries, certain assumptions have been made as to the ultimate distribution of such funds and the funds were included in the assets for certain Debtors. Nothing herein constitutes an admission by any of the Debtors or other Enron Companies as to the appropriate allocation.

         30. Claims have been estimated by using a combination of the Enron Companies' books and records, scheduled claims, filed claims, and professional judgment. Such estimates are subject to change and any such changes could have a material effect on Creditor recoveries.

         31. Amounts shown for Claims reflect the Debtors' best estimates, including estimates pertaining to unliquidated Claims. These estimates may be lower than filed Claim amounts in instances where the Debtors' analysis indicated that the filed Claim exceeded what is permissible under the applicable documents.

         32. Amounts shown for Claims do not make any assumption of benefits that may inure to the estate from affirmative litigation recoveries or disallowance of claims.

         33. All Claims listed are prepetition claims, except for Administrative Claims and postpetition Intercompany Payables noted on the schedules.

         34. All trading contracts between or among two or more Debtors or between or among Debtor and non-Debtor Affiliates (non-Debtors that are directly or indirectly 100% owned by one or more Debtors) are assumed to have been rejected and valued at the Initial Petition Date.

         35. Recoveries to third-party unsecured creditors of Wind do not reflect the amounts they are anticipated to recover from the funds set aside in accordance with the Wind Reserve Fund Order.

         36. On the schedules below, the line item entitled "SPE Obligations" represents all known direct potential claims against Debtors arising out of the Debtors' financing transactions involving SPEs, as described in the Disclosure Statement. Refer to Section III.F., "Debtors' Financing Transactions" for additional information regarding these transactions. This line item includes, but is not limited to, obligations under total return swaps and share settlement agreements, but excludes guarantee agreements entered into by one Debtor for the benefit of creditors of another Debtor (such amounts are included in the "Guarantee Obligations" line). The schedules do not assume that Debtors will succeed in recovering any assets associated with the SPEs, nor do they assume any settlements that may be negotiated and approved by the Court in the future. The Debtors reserve their rights in both of these regards. However, due to the nature of certain SPE financing transactions, amounts distributed on "SPE Obligations" may return to the Debtors through intercompany equity or debt interests. In these instances the assets and liabilities of the Debtors have been "grossed up" to reflect the distribution and recovery of such amounts.

         37. The line item entitled "Guarantee Obligations" includes only those unsecured claims, other than an intercompany claim, against a Debtor arising from or relating to an agreement by such Debtor to guarantee or otherwise satisfy the obligations of another Debtor. Not included in this line item are guarantees issued by a Debtor for the benefit of creditors of a non-Debtor or intercompany guaranties issued by a Debtor to an affiliate to guaranty the obligations of another affiliate. With this limitation, the line item "Guarantee Obligations" includes all items denominated "guarantees," including guarantees of total return swaps, guarantees of share settlement agreements, as well as guarantees of claims arising under the financing transactions.

         38. The line item entitled, "Trading Liabilities" reflects liabilities resulting from wholesale and retail commodities contracts.

         39. The line item entitled, "Other Liabilities" includes employee claims, lease-rejection claims, non-lease contract damage claims, and litigation reserves.

         40. The "Subordinated Claims" line item includes those claims against Debtors that are contractually subordinated. This line item includes claims subordinated to the benefit of senior indebtedness (or similar such terms as defined in applicable transaction documents), but not claims subordinate to all unsecured claimants and ranking pari passu with common or preferred equity. Any value shown on this line will ultimately inure to the beneficiaries of the subordination agreements, not to the subordinated creditors themselves. The schedules do not give effect to any subordination of penalty claims (including, but not limited to, the court approved subordination of the Public Utility Commission of Texas' $6.5 million claim against EPMI) or claims under section 510(b) of the Bankruptcy Code nor do the schedules give effect to any equitable subordination litigation under section 510(c) of the Bankruptcy Code that has already been brought or may be brought in the future by the Debtors or other creditors. Refer to Section IV,C.2., "Government Investigations " for information regarding government investigations and Appendix
                  Q: "Subordinated Claims," for information regarding subordinated claims.

         41. Certain of the government investigations may result in, among other things, assessment of fines and penalties and/or criminal charges against all or some of the Enron Companies and their current or former employees. The Debtors assert that, in accordance with the priority scheme under the Bankruptcy Code, all such claims are subordinate to General Unsecured Claims. Although this is the Debtors' contention, the Bankruptcy Court may ultimately conclude that one or more of these claims should not be subordinated. It should be noted that the Debtors have negotiated and are in the process of negotiating agreements with certain government agencies regarding the subordination of all or part of their claims. Nonetheless, there can be no assurances that the Debtors will be able to resolve all of these issues consensually.

         42. For additional information, refer to the Debtors' Schedules of Assets and Liabilities, which are available at http://www.enron.com/corp/por/, and to Claims filed against the Debtors, which are available for viewing at http://www.bsillc.com. Asset values reflected in the Schedules are based upon the books of the Debtors and do not reflect the fair market value of the assets.

         43. Amounts of Claims shown on the Debtors' Schedules of Assets may appear higher than the amounts reflected on Appendix C-I because the Debtors' Schedules reflect the full face amount of intercompany claims.

         44. The Debtors, as well as their nondebtor affiliates, had numerous intercompany contracts, including, but not limited to, trading contracts, operations and maintenance agreements, and Tax Sharing Agreements. To the extent any of these contracts are rejected, the rejection or the resulting rejection damages claim could have a material impact on either party to the contract. In conjunction with confirmation, the Debtors intend to file a schedule of stipulated rejection damages arising from the Debtors' rejection of intercompany trading contracts and other intercompany contracts, including contracts between two Debtors or between a Debtor and any wholly owned affiliate.

D.       SCHEDULES OF ESTIMATED ASSETS, CLAIMS AND DISTRIBUTIONS

   APPENDIX C-I

ARTEMIS ASSOCIATES, L.L.C.
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                      17.8%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured               17.3%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                 DEBTOR'S STAND ALONE ASSETS
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Cash                                                               n.a.                0.0
Directly Held Assets to be Liquidated                              n.a.                0.0
Interests in PGE to be Liquidated                                  n.a.                  -
Directly Held Assets Transferred to CrossCountry                   n.a.                  -
Directly Held Assets Transferred to Prisma                         n.a.                  -
Directly Held Trading Book Assets                                  n.a.                  -
                                                                                     -----
   Total Directly Held Assets                                                          0.0

Intercompany Post Petition Receivables from Debtors                   -                  -

Intercompany Pre Petition Receivables from Debtors
EFS Holdings, Inc.                                                892.0              163.9
EFS I, Inc (f/k/a Limbach Facility Services, Inc.)                  0.6                0.4
EFS XII, Inc. (f/k/a MEP Services, Inc.)                            1.3                0.1
EFS IV, Inc. (f/k/a Williard, Inc.)                                 0.1                0.0
Other                                                              14.9                0.0
                                                                  -----              -----
   Total                                                          909.0              164.5

Intercompany Receivables from Non-Debtors
Enron Facility Services, Inc.                                      94.4               15.5
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                           94.4               15.5

Equity / Preferred Equity Interests in Affiliates
Enron Facility Services, Inc.                                      n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
Other                                                              n.a.                  -
                                                                                     -----
   Total                                                                                 -

                                                                                     -----
 Total Allocated - Stand-Alone                                                       180.0
                                                                                     =====

                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------

Administrative Claims (Post Petition)                               0.3                0.3
Secured Claims                                                        -                  -
Priority Claims                                                       -                  -
Intercompany Payables Post Petition                                 2.8                2.8
                                                                -------            -------
   Total Administrative, Secured & Priority                         3.1                3.1

Pre Petition General Unsecured Claims
Debt                                                                  -                  -
SPE Obligations                                                       -                  -
Guarantee Obligations                                                 -                  -
Trade & A/P Liabilities                                             0.0                0.0
Other Liabilities                                                   7.5                1.3

Intercompany Payables Pre Petition
Enron Corp.                                                       998.3              172.9
Enron Energy Services Operations, Inc.                              9.5                1.6
Enron Net Works LLC                                                 3.1                0.5
Enron Property & Services Corp.                                     2.0                0.4
Other Debtors                                                       0.4                0.1
Transportation Trading Services Company                             0.0                0.0
Enron Transition Company, Inc.                                      0.0                0.0
EES Property Services, Inc.                                         0.0                0.0
                                                                      -                  -
Other Non-Debtors                                                     -                  -
                                                                -------            -------
   Total Intercompany Payables                                  1,013.3              175.5
                                                                -------            -------
Total General Unsecured                                         1,020.8              176.8

Subordinated Claims                                                   -                  -
                                                                -------            -------
   Total                                                        1,024.0              180.0

Equity                                                             n.a.                  -
                                                                -------            -------
   Total Allocated - Stand-Alone                                1,024.0              180.0
                                                                =======            =======

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

ATLANTIC COMMERCIAL FINANCE, INC.
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                    13.7%
PLAN GUARANTEE                            10.9%
Stand-Alone General Unsecured             11.5%
Modified Consolidated General Unsecured   19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                 DEBTOR'S STAND ALONE ASSETS
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Cash                                                               n.a.                  -
Directly Held Assets to be Liquidated                              n.a.                0.0
Interests in PGE to be Liquidated                                  n.a.                  -
Directly Held Assets Transferred to CrossCountry                   n.a.                  -
Directly Held Assets Transferred to Prisma                         n.a.                  -
Directly Held Trading Book Assets                                  n.a.                  -
                                                                                      ----
   Total Directly Held Assets                                                          0.0

Intercompany Post Petition Receivables from Debtors                 0.5                0.5

Intercompany Pre Petition Receivables from Debtors
Enron South America LLC                                           144.2               42.2
Enron Asia Pacific/Africa/China LLC                                11.4                4.5
Enron Global LNG LLC                                                1.5                1.5
Enron Caribbean Basin LLC                                           6.9                1.1
Other                                                               6.8                1.0
                                                                  -----              -----
   Total                                                          170.8               50.2

Intercompany Receivables from Non-Debtors

Enron Power Holdings C.V.                                          11.6               11.6
Enron Equity Corp.                                                  3.2                3.2
Enron EPI Inc.                                                      1.7                1.7
Enron Europe Operations (Advisor) Limited                           1.0                1.0
Other                                                              35.4                4.4
                                                                  -----              -----
   Total                                                           53.0               21.9

Equity / Preferred Equity Interests in Affiliates
Enron EPI Inc.                                                     n.a.              115.5
Enron Global LNG LLC                                               n.a.               43.7
ET Power 1 LLC                                                     n.a.               35.0
LFT Power III, L.L.C.                                              n.a.                9.2
Other                                                              n.a.                2.5
                                                                                     -----
   Total                                                                             205.9
                                                                                     -----
Total Allocated - Stand-Alone                                                        278.5
                                                                                     =====

                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Administrative Claims (Post Petition)                               0.3                0.3
Secured Claims                                                        -                  -
Priority Claims                                                       -                  -
Intercompany Payables Post Petition                                   -                  -
                                                                -------              -----
   Total Administrative, Secured & Priority                         0.3                0.3

Pre Petition General Unsecured Claims
Debt                                                                  -                  -
SPE Obligations                                                     0.0                0.0
Guarantee Obligations                                               0.0                0.0
Trade & A/P Liabilities                                             0.1                0.0
Other Liabilities                                                   0.4                0.0

Intercompany Payables Pre Petition
Enron Corp.                                                     2,398.4              274.7
Enron India LLC                                                    23.7                2.7
The Protane Corporation                                             1.5                0.2
Enron Engineering & Construction Company                            0.1                0.0
Other Debtors                                                       0.2                0.0
EI Puerto Rico Operations Inc.                                      1.3                0.1
Enron International Development Services, Inc.                      1.2                0.1
Enron Guatemala Holdings Ltd.                                       0.7                0.1
Enron Panama Management Services L.L.C.                             0.5                0.1
Other Non-Debtors                                                   0.9                0.1
                                                                -------              -----
   Total Intercompany Payables                                  2,428.4              278.2

                                                                -------              -----
Total General Unsecured                                         2,428.9              278.2

Subordinated Claims                                                   -                  -
                                                                -------              -----
   Total                                                        2,429.2              278.5

Equity                                                             n.a.                  -

                                                                -------              -----
   Total Allocated - Stand-Alone                                2,429.2              278.5
                                                                =======              =====

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

BAM LEASE COMPANY
($'s in millions)

     UNSECURED RECOVERY %
     --------------------
PLAN GENERAL UNSECURED                                       5.7%
PLAN GUARANTEE                                               0.0%
Stand-Alone General Unsecured                                0.0%
Modified Consolidated General Unsecured                     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                 DEBTOR'S STAND ALONE ASSETS
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Cash                                                               n.a.                  -
Directly Held Assets to be Liquidated                              n.a.                  -
Interests in PGE to be Liquidated                                  n.a.                  -
Directly Held Assets Transferred to CrossCountry                   n.a.                  -
Directly Held Assets Transferred to Prisma                         n.a.                  -
Directly Held Trading Book Assets                                  n.a.                  -
                                                                                     -----
   Total Directly Held Assets                                                            -

Intercompany Post Petition Receivables from Debtors                   -                  -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                        87.7               14.6
Enron North America Corp.                                          12.1                2.5
Enron Corp.                                                         1.3                0.2
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                          101.0               17.3

Intercompany Receivables from Non-Debtors

                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                              -                  -

Equity / Preferred Equity Interests in Affiliates
Kingfisher I LLC                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
Other                                                              n.a.                  -
                                                                                     -----
   Total                                                                                 -
                                                                                     -----
Total Allocated - Stand-Alone                                                         17.3
                                                                                     =====

                                                             CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Administrative Claims (Post Petition)                              38.7               15.6
Secured Claims                                                      0.0                0.0
Priority Claims                                                     0.8                  -
Intercompany Payables Post Petition                                 4.1                1.7
                                                                  -----              -----
   Total Administrative, Secured & Priority                        43.7               17.3

Pre Petition General Unsecured Claims
Debt                                                                  -                  -
SPE Obligations                                                   276.3                  -
Guarantee Obligations                                                 -                  -
Trade & A/P Liabilities                                             1.3                  -
Other Liabilities                                                     -                  -

Intercompany Payables Pre Petition
ENA Asset Holdings L.P.                                           258.0                  -
ENA Asset Holdings L.P.                                           172.0                  -
                                                                      -                  -
                                                                      -                  -
Other Debtors                                                         -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other Non-Debtors                                                     -                  -
                                                                  -----              -----
   Total Intercompany Payables                                    430.0                  -
                                                                  -----              -----
Total General Unsecured                                           707.6                  -

Subordinated Claims                                                   -                  -
                                                                  -----              -----
   Total                                                          751.3               17.3

Equity                                                             n.a.                  -
                                                                  -----              -----
   Total Allocated - Stand-Alone                                  751.3               17.3
                                                                  =====              =====

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

CABAZON HOLDINGS LLC
($'s in millions)

       UNSECURED RECOVERY %
       --------------------
PLAN GENERAL UNSECURED                                      75.7%
PLAN GUARANTEE                                               0.0%
Stand-Alone General Unsecured                              100.0%
Modified Consolidated General Unsecured                     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                DEBTOR'S STAND ALONE ASSETS
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Cash                                                               n.a.                  -
Directly Held Assets to be Liquidated                              n.a.                0.2
Interests in PGE to be Liquidated                                  n.a.                  -
Directly Held Assets Transferred to CrossCountry                   n.a.                  -
Directly Held Assets Transferred to Prisma                         n.a.                  -
Directly Held Trading Book Assets                                  n.a.                  -
                                                                                     -----
   Total Directly Held Assets                                                          0.2

Intercompany Post Petition Receivables from Debtors                   -                  -

Intercompany Pre Petition Receivables from Debtors

                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                              -                  -

Intercompany Receivables from Non-Debtors

                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                              -                  -
Equity / Preferred Equity Interests in Affiliates
Cabazon Power Partners LLC                                         n.a.               29.8
                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
Other                                                              n.a.                  -
                                                                                     -----
   Total                                                                              29.8

                                                                                     -----
Total Allocated - Stand-Alone                                                         30.0
                                                                                     =====

                                                             CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Administrative Claims (Post Petition)                               0.3                0.3
Secured Claims                                                        -                  -
Priority Claims                                                       -                  -
Intercompany Payables Post Petition                                 0.4                0.4
                                                                  -----              -----
   Total Administrative, Secured & Priority                         0.7                0.7

Pre Petition General Unsecured Claims
Debt                                                                  -                  -
SPE Obligations                                                       -                  -
Guarantee Obligations                                                 -                  -
Trade & A/P Liabilities                                               -                  -
Other Liabilities                                                     -                  -

Intercompany Payables Pre Petition

                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other Debtors                                                         -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other Non-Debtors                                                     -                  -
                                                                  -----              -----
   Total Intercompany Payables                                        -                  -
                                                                  -----              -----
Total General Unsecured                                               -                  -

Subordinated Claims                                                   -                  -
                                                                  -----              -----
   Total                                                            0.7                0.7


Equity                                                             n.a.               29.2
                                                                  -----              -----
   Total Allocated - Stand-Alone                                    0.7               30.0
                                                                  =====              =====

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

CABAZON POWER PARTNERS LLC
($'s in millions)

       UNSECURED RECOVERY %
       --------------------
PLAN GENERAL UNSECURED                                       75.7%
PLAN GUARANTEE                                                0.0%
Stand-Alone General Unsecured                               100.0%
Modified Consolidated General Unsecured                      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                 DEBTOR'S STAND ALONE ASSETS
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Cash                                                               n.a.                5.3
Directly Held Assets to be Liquidated                              n.a.               20.2
Interests in PGE to be Liquidated                                  n.a.                  -
Directly Held Assets Transferred to CrossCountry                   n.a.                  -
Directly Held Assets Transferred to Prisma                         n.a.                  -
Directly Held Trading Book Assets                                  n.a.                  -
                                                                                     -----
   Total Directly Held Assets                                                         25.5

Intercompany Post Petition Receivables from Debtors                   -                  -

Intercompany Pre Petition Receivables from Debtors
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp. )     12.8                7.1
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                     1.4                0.5
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)             0.4                0.3
EREC Subsidiary IV, LLC (f/k/a Enron Wind Maintenance Corp.)        2.0                  -
Other                                                              (0.0)                 -
                                                                  -----              -----
   Total                                                           16.6                7.9

Intercompany Receivables from Non-Debtors

                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                              -                  -

Equity / Preferred Equity Interests in Affiliates

                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
Other                                                              n.a.                  -
                                                                                     -----
   Total                                                                                 -

                                                                                     -----
Total Allocated - Stand-Alone                                                         33.3
                                                                                     =====

                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Administrative Claims (Post Petition)                               0.2                0.2
Secured Claims                                                      2.9                2.9
Priority Claims                                                       -                  -
Intercompany Payables Post Petition                                 0.1                0.1
                                                                  -----              -----
   Total Administrative, Secured & Priority                         3.1                3.1

Pre Petition General Unsecured Claims
Debt                                                                  -                  -
SPE Obligations                                                       -                  -
Guarantee Obligations                                                 -                  -
Trade & A/P Liabilities                                               -                  -
Other Liabilities                                                     -                  -

Intercompany Payables Pre Petition
Enron Wind Development Corp.                                        0.2                0.2
Enron Corp.                                                         0.2                0.2
                                                                      -                  -
                                                                      -                  -
Other Debtors                                                         -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other Non-Debtors                                                     -                  -
                                                                  -----              -----
   Total Intercompany Payables                                      0.4                0.4

                                                                  -----              -----
Total General Unsecured                                             0.4                0.4

Subordinated Claims                                                   -                  -
                                                                  -----              -----
   Total                                                            3.5                3.5

Equity                                                             n.a.               29.8

                                                                  -----              -----
   Total Allocated - Stand-Alone                                    3.5               33.3
                                                                  =====              =====

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

CALCASIEU DEVELOPMENT COMPANY, L.L.C.
($'s in millions)

     UNSECURED RECOVERY %
     --------------------
PLAN GENERAL UNSECURED                                       5.7%
PLAN GUARANTEE                                               0.0%
Stand-Alone General Unsecured                                0.0%
Modified Consolidated General Unsecured                     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                 DEBTOR'S STAND ALONE ASSETS
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Cash                                                               n.a.                  -
Directly Held Assets to be Liquidated                              n.a.                  -
Interests in PGE to be Liquidated                                  n.a.                  -
Directly Held Assets Transferred to CrossCountry                   n.a.                  -
Directly Held Assets Transferred to Prisma                         n.a.                  -
Directly Held Trading Book Assets                                  n.a.                  -
                                                                                     -----
   Total Directly Held Assets                                                            -

Intercompany Post Petition Receivables from Debtors                   -                  -

Intercompany Pre Petition Receivables from Debtors

                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                              -                  -

Intercompany Receivables from Non-Debtors

                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                              -                  -

Equity / Preferred Equity Interests in Affiliates

                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
Other                                                              n.a.                  -
                                                                                     -----
   Total                                                                                 -

                                                                                     -----
 Total Allocated - Stand-Alone                                                           -
                                                                                     =====

                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Administrative Claims (Post Petition)                               0.2                  -
Secured Claims                                                        -                  -
Priority Claims                                                       -                  -
Intercompany Payables Post Petition                                 0.0                  -
                                                                  -----              -----
   Total Administrative, Secured & Priority                         0.2                  -

Pre Petition General Unsecured Claims
Debt                                                                  -                  -
SPE Obligations                                                       -                  -
Guarantee Obligations                                                 -                  -
Trade & A/P Liabilities                                               -                  -
Other Liabilities                                                   0.1                  -

Intercompany Payables Pre Petition

                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other Debtors                                                         -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other Non-Debtors                                                     -                  -
                                                                  -----              -----
   Total Intercompany Payables                                        -                  -

                                                                  -----              -----
Total General Unsecured                                             0.1                  -

Subordinated Claims                                                   -                  -
                                                                  -----              -----
   Total                                                            0.3                  -


 Equity                                                            n.a.                  -

                                                                  -----              -----
   Total Allocated - Stand-Alone                                    0.3                  -
                                                                  =====              =====


--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

CALVERT CITY POWER I, L.L.C.
($'s in millions)

     UNSECURED RECOVERY %
    ---------------------
PLAN GENERAL UNSECURED                                       5.7%
PLAN GUARANTEE                                               0.0%
Stand-Alone General Unsecured                                0.0%
Modified Consolidated General Unsecured                     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                 DEBTOR'S STAND ALONE ASSETS
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Cash                                                               n.a.                  -
Directly Held Assets to be Liquidated                              n.a.                  -
Interests in PGE to be Liquidated                                  n.a.                  -
Directly Held Assets Transferred to CrossCountry                   n.a.                  -
Directly Held Assets Transferred to Prisma                         n.a.                  -
Directly Held Trading Book Assets                                  n.a.                  -
                                                                                     -----
   Total Directly Held Assets                                                            -

Intercompany Post Petition Receivables from Debtors                   -                  -

Intercompany Pre Petition Receivables from Debtors

                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                              -                  -

Intercompany Receivables from Non-Debtors

                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                              -                  -

Equity / Preferred Equity Interests in Affiliates

                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
Other                                                              n.a.                  -
                                                                                     -----
   Total                                                                                 -
                                                                                     -----
Total Allocated - Stand-Alone                                                            -
                                                                                     =====

                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Administrative Claims (Post Petition)                               0.2                  -
Secured Claims                                                        -                  -
Priority Claims                                                       -                  -
Intercompany Payables Post Petition                                 0.0                  -
                                                                  -----              -----
   Total Administrative, Secured & Priority                         0.2                  -

Pre Petition General Unsecured Claims
Debt                                                                  -                  -
SPE Obligations                                                       -                  -
Guarantee Obligations                                                 -                  -
Trade & A/P Liabilities                                               -                  -
Other Liabilities                                                     -                  -

Intercompany Payables Pre Petition
Enron Corp.                                                         0.7                  -
Enron North America Corp.                                           0.2                  -
                                                                      -                  -
                                                                      -                  -
Other Debtors                                                         -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other Non-Debtors                                                     -                  -
                                                                  -----              -----
   Total Intercompany Payables                                      0.8                  -

                                                                  -----              -----
Total General Unsecured                                             0.8                  -

Subordinated Claims                                                   -                  -
                                                                  -----              -----
   Total                                                            1.0                  -


Equity                                                             n.a.                  -

                                                                  -----              -----
   Total Allocated - Stand-Alone                                    1.0                  -
                                                                  =====              =====

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

CALYPSO PIPELINE, LLC
($'s in millions)

     UNSECURED RECOVERY %
     --------------------
PLAN GENERAL UNSECURED                                       75.7%
PLAN GUARANTEE                                                0.0%
Stand-Alone General Unsecured                               100.0%
Modified Consolidated General Unsecured                      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                 DEBTOR'S STAND ALONE ASSETS
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Cash                                                               n.a.                  -
Directly Held Assets to be Liquidated                              n.a.                  -
Interests in PGE to be Liquidated                                  n.a.                  -
Directly Held Assets Transferred to CrossCountry                   n.a.                  -
Directly Held Assets Transferred to Prisma                         n.a.                  -
Directly Held Trading Book Assets                                  n.a.                  -
                                                                                     -----
   Total Directly Held Assets                                                            -

Intercompany Post Petition Receivables from Debtors                 4.9                4.8

Intercompany Pre Petition Receivables from Debtors
Enron Global LNG LLC                                                0.0                0.0
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                            0.0                0.0

Intercompany Receivables from Non-Debtors
Hawksbill Creek LNG, Ltd.                                           0.1                0.1
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                            0.1                0.1

Equity / Preferred Equity Interests in Affiliates

                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
Other                                                              n.a.                  -
                                                                                     -----
   Total                                                                                 -
                                                                                     -----
Total Allocated - Stand-Alone                                                          4.9
                                                                                     =====

                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Administrative Claims (Post Petition)                               0.3               0.3
Secured Claims                                                        -                 -
Priority Claims                                                       -                 -
Intercompany Payables Post Petition                                 0.0               0.0
                                                                  -----              ----
   Total Administrative, Secured & Priority                         0.4               0.4

Pre Petition General Unsecured Claims
Debt                                                                  -                 -
SPE Obligations                                                       -                 -
Guarantee Obligations                                                 -                 -
Trade & A/P Liabilities                                             1.1               1.1
Other Liabilities                                                     -                 -

Intercompany Payables Pre Petition
Enron Global Markets LLC                                            1.7               1.7
Atlantic Commercial Finance, Inc.                                   0.8               0.8
Enron Corp.                                                         0.3               0.3
Enron Operations Services Corp. (ETS)                               0.2               0.2
Other Debtors                                                       0.0               0.0
                                                                      -                 -
                                                                      -                 -
                                                                      -                 -
                                                                      -                 -
Other Non-Debtors                                                     -                 -
                                                                  -----              ----
   Total Intercompany Payables                                      3.0               3.0

                                                                  -----              ----
Total General Unsecured                                             4.0               4.0

Subordinated Claims                                                   -                 -
                                                                  -----              ----
   Total                                                            4.4               4.4

Equity                                                              n.a.              0.4

                                                                  -----              ----
   Total Allocated - Stand-Alone                                    4.4               4.9
                                                                  =====              ====


--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

CLINTON ENERGY MANAGEMENT SERVICES, INC.
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                      20.8%
PLAN GUARANTEE                                               0.0%
Stand-Alone General Unsecured                               21.6%
Modified Consolidated General Unsecured                     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                 DEBTOR'S STAND ALONE ASSETS
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Cash                                                               n.a.               13.6
Directly Held Assets to be Liquidated                              n.a.                0.2
Interests in PGE to be Liquidated                                  n.a.                  -
Directly Held Assets Transferred to CrossCountry                   n.a.                  -
Directly Held Assets Transferred to Prisma                         n.a.                  -
Directly Held Trading Book Assets                                  n.a.                4.6
                                                                                     -----
   Total Directly Held Assets                                                         18.4

Intercompany Post Petition Receivables from Debtors                 1.1                1.1

Intercompany Pre Petition Receivables from Debtors
Enron Energy Services, LLC                                         82.6               20.1
Enron Corp.                                                        84.3               14.0
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                          167.0               34.1

Intercompany Receivables from Non-Debtors

                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other                                                                 -                  -
                                                                  -----              -----
   Total                                                              -                  -

Equity / Preferred Equity Interests in Affiliates

                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
                                                                   n.a.                  -
Other                                                              n.a.                  -
                                                                                     -----
   Total                                                                                 -

                                                                                     -----
Total Allocated - Stand-Alone                                                         53.5
                                                                                     =====

                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                            -------------------------------------
                                                                  FACE          STAND-ALONE VALUE
                                                            -----------------   -----------------
Administrative Claims (Post Petition)                               0.7                0.7
Secured Claims                                                      0.4                0.4
Priority Claims                                                     0.0                0.0
Intercompany Payables Post Petition                                 4.8                4.8
                                                                  -----              -----
   Total Administrative, Secured & Priority                         6.0                6.0

Pre Petition General Unsecured Claims
Debt                                                                  -                  -
SPE Obligations                                                       -                  -
Guarantee Obligations                                                 -                  -
Trade & A/P Liabilities                                             2.0                0.4
Other Liabilities                                                   0.0                0.0

Intercompany Payables Pre Petition
Enron Energy Services Operations, Inc.                            190.0               41.0
Enron North America Corp.                                          15.8                3.4
Enron Energy Services, Inc.                                         7.3                1.6
Risk Management & Trading Corp.                                     4.7                1.0
Other Debtors                                                       0.0                0.0
EES Property Services, Inc.                                         0.7                0.1
                                                                      -                  -
                                                                      -                  -
                                                                      -                  -
Other Non-Debtors                                                     -                  -
                                                                  -----              -----
   Total Intercompany Payables                                    218.5               47.2

                                                                  -----              -----
Total General Unsecured                                           220.5               47.6

Subordinated Claims                                                   -                  -
                                                                  -----              -----
   Total                                                          226.5               53.5


Equity                                                             n.a.                  -

                                                                  -----              -----
   Total Allocated - Stand-Alone                                  226.5               53.5
                                                                  =====              =====

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

DATASYSTEMS GROUP INC.
($'s in millions)

       UNSECURED RECOVERY %
----------------------------------------
PLAN GENERAL UNSECURED                                                5.7%
PLAN GUARANTEE                                                        0.0%
Stand-Alone General Unsecured                                         0.0%
Modified Consolidated General Unsecured                              19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                            DEBTOR'S STAND ALONE ASSETS
                                                        ---------- ------------------------
                                                         FACE             STAND-ALONE VALUE
                                                        ------            -----------------
Cash                                                     n.a.                       -
Directly Held Assets to be Liquidated                    n.a.                       -
Interests in PGE to be Liquidated                        n.a.                       -
Directly Held Assets Transferred to CrossCountry         n.a.                       -
Directly Held Assets Transferred to Prisma               n.a.                       -
Directly Held Trading Book Assets                        n.a.                       -
                                                                                -----
 Total Directly Held Assets                                                         -

Intercompany Post Petition Receivables from Debtors         -                       -

Intercompany Pre Petition Receivables from Debtors
                                                            -                       -
                                                            -                       -
                                                            -                       -
                                                            -                       -
Other                                                       -                       -
                                                        -----                   -----
 Total                                                      -                       -

Intercompany Receivables from Non-Debtors
                                                            -                       -
                                                            -                       -
                                                            -                       -
                                                            -                       -
Other                                                       -                       -
                                                        -----                   -----
 Total                                                      -                       -

Equity / Preferred Equity Interests in Affiliates
                                                         n.a.                       -
                                                         n.a.                       -
                                                         n.a.                       -
                                                         n.a.                       -
Other                                                    n.a.                       -
                                                                                -----
 Total                                                                              -

                                                                                -----
 Total Allocated - Stand-Alone                                                      -
                                                                                =====

                                                        CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                        -----------------------------------
                                                         FACE             STAND-ALONE VALUE
                                                        ------            -----------------
Administrative Claims (Post Petition)                     0.2                       -
Secured Claims                                              -                       -
Priority Claims                                           0.0                       -
Intercompany Payables Post Petition                         -                       -
                                                        -----                   -----
 Total Administrative, Secured & Priority                 0.2                       -

Pre Petition General Unsecured Claims
Debt                                                        -                       -
SPE Obligations                                             -                       -
Guarantee Obligations                                       -                       -
Trade & A/P Liabilities                                     -                       -
Other Liabilities                                           -                       -

Intercompany Payables Pre Petition
Enron Broadband Services, Inc.                            4.8                       -
Enron Corp.                                               3.8                       -
                                                            -                       -
                                                            -                       -
Other Debtors                                               -                       -
Enron Administrative Services Corp.                       0.0                       -
                                                            -                       -
                                                            -                       -
                                                            -                       -
Other Non-Debtors                                           -                       -
                                                        -----                   -----
 Total Intercompany Payables                              8.6                       -

                                                        -----                   -----
Total General Unsecured                                   8.6                       -

Subordinated Claims                                         -                       -
                                                        -----                   -----
 Total                                                    8.8                       -

Equity                                                   n.a.                       -

                                                        -----                   -----
 Total Allocated - Stand-Alone                            8.8                       -
                                                        =====                   =====

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

E POWER HOLDINGS CORP.
($'s in millions)

       UNSECURED RECOVERY %
----------------------------------------
PLAN GENERAL UNSECURED                                               46.8%
PLAN GUARANTEE                                                        0.0%
Stand-Alone General Unsecured                                        58.7%
Modified Consolidated General Unsecured                              19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.


                                                            DEBTOR'S STAND ALONE ASSETS
                                                        ---------- ------------------------
                                                         FACE             STAND-ALONE VALUE
                                                        ------            -----------------
Cash                                                     n.a.                     1.8
Directly Held Assets to be Liquidated                    n.a.                     0.1
Interests in PGE to be Liquidated                        n.a.                       -
Directly Held Assets Transferred to CrossCountry         n.a.                       -
Directly Held Assets Transferred to Prisma               n.a.                       -
Directly Held Trading Book Assets                        n.a.                       -
                                                                                -----
  Total Directly Held Assets                                                      1.8

Intercompany Post Petition Receivables from Debtors         -                       -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                              43.1                     7.2
                                                            -                       -
                                                            -                       -
                                                            -                       -
Other                                                       -                       -
                                                        -----                   -----
  Total                                                  43.1                     7.2

Intercompany Receivables from Non-Debtors
Enron Nippon Holdings LLC                                 0.3                     0.0
                                                            -                       -
                                                            -                       -
                                                            -                       -
Other                                                       -                       -
                                                        -----                   -----
  Total                                                   0.3                     0.0

Equity / Preferred Equity Interests in Affiliates
E Power Wheeling Services Ltd.                           n.a.                       -
E Power Nippon Holdings Ltd.                             n.a.                       -
E Power Corporation                                      n.a.                       -
                                                         n.a.                       -
Other                                                    n.a.                       -
                                                                                -----
  Total                                                                             -

                                                                                -----
 Total Allocated - Stand-Alone                                                    9.0
                                                                                =====

                                                        CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                        -----------------------------------
                                                         FACE             STAND-ALONE VALUE
                                                        ------            -----------------
Administrative Claims (Post Petition)                     0.3                     0.3
Secured Claims                                              -                       -
Priority Claims                                           0.0                     0.0
Intercompany Payables Post Petition                       0.0                     0.0
                                                        -----                   -----
 Total Administrative, Secured & Priority                 0.4                     0.4

Pre Petition General Unsecured Claims
Debt                                                        -                       -
SPE Obligations                                             -                       -
Guarantee Obligations                                       -                       -
Trade & A/P Liabilities                                   0.1                     0.1
Other Liabilities                                         1.2                     0.7

Intercompany Payables Pre Petition
Enron North America Corp.                                 9.6                     5.6
Enron Asia Pacific/Africa/China LLC                       3.8                     2.2
Enron Property & Services Corp.                           0.0                     0.0
                                                            -                       -
Other Debtors                                               -                       -
E Power Nippon Holdings Ltd.                              0.0                     0.0
                                                            -                       -
                                                            -                       -
                                                            -                       -
Other Non-Debtors                                           -                       -
                                                        -----                   -----
 Total Intercompany Payables                             13.4                     7.8

                                                        -----                   -----
Total General Unsecured                                  14.7                     8.6

Subordinated Claims                                         -                       -
                                                        -----                   -----
 Total                                                   15.1                     9.0

Equity                                                   n.a.                       -

                                                        -----                   -----
 Total Allocated - Stand-Alone                           15.1                     9.0
                                                        =====                   =====

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

EBF LLC
($'s in millions)

       UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                                               75.7%
PLAN GUARANTEE                                                        0.0%
Stand-Alone General Unsecured                                       100.0%
Modified Consolidated General Unsecured                              19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                            DEBTOR'S STAND ALONE ASSETS
                                                        ---------- ------------------------
                                                         FACE             STAND-ALONE VALUE
                                                        ------            -----------------
Cash                                                     n.a.                     8.1
Directly Held Assets to be Liquidated                    n.a.                     2.2
Interests in PGE to be Liquidated                        n.a.                       -
Directly Held Assets Transferred to CrossCountry         n.a.                       -
Directly Held Assets Transferred to Prisma               n.a.                       -
Directly Held Trading Book Assets                        n.a.                       -
                                                                                -----
 Total Directly Held Assets                                                      10.3

Intercompany Post Petition Receivables from Debtors         -                       -

Intercompany Pre Petition Receivables from Debtors
Enron North America Corp.                                 0.2                     0.0
                                                            -                       -
                                                            -                       -
                                                            -                       -
Other                                                       -                       -
                                                        -----                   -----
 Total                                                    0.2                     0.0

Intercompany Receivables from Non-Debtors
                                                            -                       -
                                                            -                       -
                                                            -                       -
                                                            -                       -
Other                                                       -                       -
                                                        -----                   -----
 Total                                                      -                       -

Equity / Preferred Equity Interests in Affiliates
                                                         n.a.                       -
                                                         n.a.                       -
                                                         n.a.                       -
                                                         n.a.                       -
Other                                                    n.a.                       -
                                                                                -----
 Total                                                                              -

                                                                                -----
 Total Allocated - Stand-Alone                                                   10.4
                                                                                =====

                                                        CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                        -----------------------------------
                                                         FACE             STAND-ALONE VALUE
                                                        ------            -----------------
Administrative Claims (Post Petition)                     0.5                     0.5
Secured Claims                                              -                       -
Priority Claims                                             -                       -
Intercompany Payables Post Petition                       1.2                     1.2
                                                        -----                   -----
 Total Administrative, Secured & Priority                 1.6                     1.6

Pre Petition General Unsecured Claims
Debt                                                        -                       -
SPE Obligations                                             -                       -
Guarantee Obligations                                       -                       -
Trade & A/P Liabilities                                   0.9                     0.9
Other Liabilities                                           -                       -

Intercompany Payables Pre Petition
                                                            -                       -
                                                            -                       -
                                                            -                       -
                                                            -                       -
Other Debtors                                               -                       -
                                                            -                       -
                                                            -                       -
                                                            -                       -
                                                            -                       -
Other Non-Debtors                                           -                       -
                                                        -----                   -----
 Total Intercompany Payables                                -                       -

                                                        -----                   -----
Total General Unsecured                                   0.9                     0.9

Subordinated Claims                                         -                       -
                                                        -----                   -----
 Total                                                    2.5                     2.5

Equity                                                   n.a.                     7.9
                                                        -----                   -----
 Total Allocated - Stand-Alone                            2.5                    10.4
                                                        =====                   =====

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ECI-NEVADA CORP.
($'s in millions)

     UNSECURED RECOVERY %
     --------------------
PLAN GENERAL UNSECURED                                                        25.1%
PLAN GUARANTEE                                                                 0.0%
Stand-Alone General Unsecured                                                 27.7%
Modified Consolidated General Unsecured                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                             ------------------------------------------
                                                               FACE                   STAND-ALONE VALUE
                                                             ---------                -----------------
Cash                                                              n.a.                          -
Directly Held Assets to be Liquidated                             n.a.                          -
Interests in PGE to be Liquidated                                 n.a.                          -
Directly Held Assets Transferred to CrossCountry                  n.a.                          -
Directly Held Assets Transferred to Prisma                        n.a.                          -
Directly Held Trading Book Assets                                 n.a.                          -
                                                                                      -----------
  Total Directly Held Assets                                                                    -

Intercompany Post Petition Receivables from Debtors                  -                          -

Intercompany Pre Petition Receivables from Debtors

                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
  Total                                                              -                          -

Intercompany Receivables from Non-Debtors

                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
  Total                                                              -                          -

Equity / Preferred Equity Interests in Affiliates

ECI-Texas, L.P.                                                   n.a.                        1.6
                                                                  n.a.                          -
                                                                  n.a.                          -
                                                                  n.a.                          -
Other                                                             n.a.                          -
                                                                                      -----------
  Total                                                                                       1.6

                                                                                      -----------
 Total Allocated - Stand-Alone                                                                1.6
                                                                                      ===========

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                             ------------------------------------------
                                                               FACE                   STAND-ALONE VALUE
                                                             ---------                -----------------
Administrative Claims (Post Petition)                              0.2                        0.2
Secured Claims                                                       -                          -
Priority Claims                                                      -                          -
Intercompany Payables Post Petition                                  -                          -
                                                             ---------                -----------
 Total Administrative, Secured & Priority                          0.2                        0.2

Pre Petition General Unsecured Claims

Debt                                                                 -                          -
SPE Obligations                                                      -                          -
Guarantee Obligations                                                -                          -
Trade & A/P Liabilities                                              -                          -
Other Liabilities                                                    -                          -

Intercompany Payables Pre Petition

Enron Corp.                                                        5.2                        1.4
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other Debtors                                                        -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other Non-Debtors                                                    -                          -
                                                             ---------                -----------
 Total Intercompany Payables                                       5.2                        1.4

                                                             ---------                -----------
Total General Unsecured                                            5.2                        1.4

Subordinated Claims                                                  -                          -
                                                             ---------                -----------
  Total                                                            5.4                        1.6

 Equity                                                           n.a.                          -

                                                             ---------                -----------
  Total Allocated - Stand-Alone                                    5.4                        1.6
                                                             =========                ===========

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ECI-TEXAS, L.P.
($'s in millions)

      UNSECURED RECOVERY %
      --------------------
PLAN GENERAL UNSECURED                                                        75.7%
PLAN GUARANTEE                                                                 0.0%
Stand-Alone General Unsecured                                                100.0%
Modified Consolidated General Unsecured                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                     DEBTOR'S STAND ALONE ASSETS
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Cash                                                              n.a.                          -
Directly Held Assets to be Liquidated                             n.a.                          -
Interests in PGE to be Liquidated                                 n.a.                          -
Directly Held Assets Transferred to CrossCountry                  n.a.                          -
Directly Held Assets Transferred to Prisma                        n.a.                          -
Directly Held Trading Book Assets                                 n.a.                          -
                                                                                      -----------
  Total Directly Held Assets                                                                    -

Intercompany Post Petition Receivables from Debtors                  -                          -

Intercompany Pre Petition Receivables from Debtors

Enron Broadband Services, Inc.                                    60.2                        5.6
Enron Corp.                                                        0.3                        0.1
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
  Total                                                           60.6                        5.7

Intercompany Receivables from Non-Debtors

                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
  Total                                                              -                          -

Equity / Preferred Equity Interests in Affiliates

                                                                  n.a.                          -
                                                                  n.a.                          -
                                                                  n.a.                          -
                                                                  n.a.                          -
Other                                                             n.a.                          -
                                                                                      -----------
  Total                                                                                         -

                                                                                      -----------
 Total Allocated - Stand-Alone                                                                5.7
                                                                                      ===========

                                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Administrative Claims (Post Petition)                              0.2                        0.2
Secured Claims                                                     0.0                        0.0
Priority Claims                                                    0.0                        0.0
Intercompany Payables Post Petition                                0.0                        0.0
                                                             ---------                -----------
  Total Administrative, Secured & Priority                         0.2                        0.2

Pre Petition General Unsecured Claims

Debt                                                                 -                          -
SPE Obligations                                                      -                          -
Guarantee Obligations                                                -                          -
Trade & A/P Liabilities                                              -                          -
Other Liabilities                                                  0.0                        0.0

Intercompany Payables Pre Petition

EnRock, L.P.                                                       3.6                        3.6
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other Debtors                                                        -                          -
Enron Administrative Services Corp.                                0.2                        0.2
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other Non-Debtors                                                    -                          -
                                                             ---------                -----------
  Total Intercompany Payables                                      3.8                        3.8

                                                             ---------                -----------
Total General Unsecured                                            3.8                        3.8

Subordinated Claims                                                  -                          -
                                                             ---------                -----------
  Total                                                            4.0                        4.0

 Equity                                                           n.a.                        1.7

                                                             ---------                -----------
  Total Allocated - Stand-Alone                                    4.0                        5.7
                                                             =========                ===========

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ECT MERCHANT INVESTMENTS CORP.
($'s in millions)

      UNSECURED RECOVERY %
      --------------------
PLAN GENERAL UNSECURED                                                        75.4%
PLAN GUARANTEE                                                                 0.0%
Stand-Alone General Unsecured                                                 99.5%
Modified Consolidated General Unsecured                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                     DEBTOR'S STAND ALONE ASSETS
                                                             ------------------------------------------
                                                                 FACE                 STAND-ALONE VALUE
                                                             ---------                -----------------
Cash                                                              n.a.                        2.7
Directly Held Assets to be Liquidated                             n.a.                        0.8
Interests in PGE to be Liquidated                                 n.a.                          -
Directly Held Assets Transferred to CrossCountry                  n.a.                          -
Directly Held Assets Transferred to Prisma                        n.a.                          -
Directly Held Trading Book Assets                                 n.a.                          -
                                                                                      -----------
 Total Directly Held Assets                                                                   3.5

Intercompany Post Petition Receivables from Debtors                0.0                        0.0

Intercompany Pre Petition Receivables from Debtors

Enron North America Corp.                                         34.3                        7.1
TLS Investors, L.L.C.                                             16.5                        4.5
Enron Global Markets LLC                                           3.2                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
 Total                                                            54.0                       11.5

Intercompany Receivables from Non-Debtors

Enron Administrative Services Corp.                                6.4                        6.4
Enron Net Works Investments, L.L.C.                                0.7                        0.3
Enron Administrative Services Corp.                                0.0                        0.0
Enron Investment Partners Co.                                      0.4                        0.0
Other                                                                -                          -
                                                             ---------                -----------
 Total                                                             7.6                        6.8

Equity / Preferred Equity Interests in Affiliates

ECTMI Trutta Holdings LP                                          n.a.                       48.1
Juniper GP, LLC                                                   n.a.                        0.0
Brook I LLC                                                       n.a.                        0.0
Speckled LLC                                                      n.a.                        0.0
Other                                                             n.a.                          -
                                                                                      -----------
 Total                                                                                       48.1

                                                                                      -----------
Total Allocated - Stand-Alone                                                                70.0
                                                                                      ===========

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Administrative Claims (Post Petition)                              0.9                        0.9
Secured Claims                                                       -                          -
Priority Claims                                                    0.1                        0.1
Intercompany Payables Post Petition                                0.1                        0.1
                                                             ---------                -----------
 Total Administrative, Secured & Priority                          1.0                        1.0

Pre Petition General Unsecured Claims

Debt                                                                 -                          -
SPE Obligations                                                    5.7                        5.7
Guarantee Obligations                                                -                          -
Trade & A/P Liabilities                                              -                          -
Other Liabilities                                                  0.0                        0.0

Intercompany Payables Pre Petition

Enron Corp.                                                       36.3                       36.2
Enron Engineering & Construction Company                           0.9                        0.9
Risk Management & Trading Corp.                                    0.1                        0.1
Enron Net Works LLC                                                0.0                        0.0
Other Debtors                                                      0.0                        0.0
JSB Asset, L.L.C.                                                 23.2                       23.0
ECT Thailand Investments, Inc.                                     3.0                        3.0
                                                                     -                          -
                                                                     -                          -
Other Non-Debtors                                                    -                        0.0
                                                             ---------                -----------
 Total Intercompany Payables                                      63.6                       63.3

                                                             ---------                -----------
Total General Unsecured                                           69.3                       69.0

Subordinated Claims                                                  -                          -
                                                             ---------                -----------
 Total                                                            70.3                       70.0

 Equity                                                           n.a.                          -

                                                             ---------                -----------
 Total Allocated - Stand-Alone                                    70.3                       70.0
                                                             =========                ===========

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ECT SECURITIES GP CORP.
($'s in millions)

      UNSECURED RECOVERY %
      --------------------
PLAN GENERAL UNSECURED                                                         5.7%
PLAN GUARANTEE                                                                 0.0%
Stand-Alone General Unsecured                                                  0.0%
Modified Consolidated General Unsecured                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                   DEBTOR'S STAND ALONE ASSETS
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Cash                                                              n.a.                        0.0
Directly Held Assets to be Liquidated                             n.a.                          -
Interests in PGE to be Liquidated                                 n.a.                          -
Directly Held Assets Transferred to CrossCountry                  n.a.                          -
Directly Held Assets Transferred to Prisma                        n.a.                          -
Directly Held Trading Book Assets                                 n.a.                          -
                                                                                      -----------
 Total Directly Held Assets                                                                   0.0

Intercompany Post Petition Receivables from Debtors                  -                          -

Intercompany Pre Petition Receivables from Debtors

                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
 Total                                                               -                          -

Intercompany Receivables from Non-Debtors

                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
 Total                                                               -                          -

Equity / Preferred Equity Interests in Affiliates

ECT Securities Limited Partnership                                n.a.                          -
                                                                  n.a.                          -
                                                                  n.a.                          -
                                                                  n.a.                          -
Other                                                             n.a.                          -
                                                                                      -----------
 Total                                                                                          -
                                                                                      -----------
Total Allocated - Stand-Alone                                                                 0.0
                                                                                      ===========

                                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Administrative Claims (Post Petition)                              0.5                        0.0
Secured Claims                                                       -                          -
Priority Claims                                                    0.0                          -
Intercompany Payables Post Petition                                  -                          -
                                                             ---------                -----------
  Total Administrative, Secured & Priority                         0.5                        0.0

Pre Petition General Unsecured Claims

Debt                                                                 -                          -
SPE Obligations                                                      -                          -
Guarantee Obligations                                                -                          -
Trade & A/P Liabilities                                              -                          -
Other Liabilities                                                 25.0                          -

Intercompany Payables Pre Petition

Enron Corp.                                                        0.0                          -
Enron North America Corp.                                          0.0                          -
                                                                     -                          -
                                                                     -                          -
Other Debtors                                                        -                          -
Enron Administrative Services Corp.                                0.0                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other Non-Debtors                                                    -                          -
                                                             ---------                -----------
  Total Intercompany Payables                                      0.0                          -

                                                             ---------                -----------
Total General Unsecured                                           25.0                          -

Subordinated Claims                                                  -                          -
                                                             ---------                -----------
  Total                                                           25.5                        0.0

 Equity                                                           n.a.                          -

                                                             ---------                -----------
  Total Allocated - Stand-Alone                                   25.5                        0.0
                                                             =========                ===========

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ECT SECURITIES LIMITED PARTNERSHIP
($'s in millions)

      UNSECURED RECOVERY %
      --------------------
PLAN GENERAL UNSECURED                                                         9.6%
PLAN GUARANTEE                                                                 0.0%
Stand-Alone General Unsecured                                                  5.6%
Modified Consolidated General Unsecured                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                   DEBTOR'S STAND ALONE ASSETS
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Cash                                                              n.a.                        2.6
Directly Held Assets to be Liquidated                             n.a.                          -
Interests in PGE to be Liquidated                                 n.a.                          -
Directly Held Assets Transferred to CrossCountry                  n.a.                          -
Directly Held Assets Transferred to Prisma                        n.a.                          -
Directly Held Trading Book Assets                                 n.a.                          -
                                                                                      -----------
  Total Directly Held Assets                                                                  2.6

Intercompany Post Petition Receivables from Debtors                  -                          -

Intercompany Pre Petition Receivables from Debtors

Enron North America Corp.                                          0.0                        0.0
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
  Total                                                            0.0                        0.0

Intercompany Receivables from Non-Debtors

                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
  Total                                                              -                          -

Equity / Preferred Equity Interests in Affiliates

                                                                  n.a.                          -
                                                                  n.a.                          -
                                                                  n.a.                          -
                                                                  n.a.                          -
Other                                                             n.a.                          -
                                                                                      -----------
  Total                                                                                         -

                                                                                      -----------
Total Allocated - Stand-Alone                                                                 2.6
                                                                                      ===========

                                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Administrative Claims (Post Petition)                              0.6                        0.6
Secured Claims                                                       -                          -
Priority Claims                                                      -                          -
Intercompany Payables Post Petition                                  -                          -
                                                             ---------                -----------
  Total Administrative, Secured & Priority                         0.6                        0.6

Pre Petition General Unsecured Claims

Debt                                                                 -                          -
SPE Obligations                                                      -                          -
Guarantee Obligations                                                -                          -
Trade & A/P Liabilities                                              -                          -
Other Liabilities                                                 37.0                        2.1

Intercompany Payables Pre Petition

Enron Corp.                                                        0.0                        0.0
Enron Property & Services Corp.                                    0.0                        0.0
                                                                     -                          -
                                                                     -                          -
Other Debtors                                                        -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other Non-Debtors                                                    -                          -
                                                             ---------                -----------
  Total Intercompany Payables                                      0.0                        0.0

                                                             ---------                -----------
Total General Unsecured                                           37.0                        2.1

Subordinated Claims                                                  -                          -
                                                             ---------                -----------
  Total                                                           37.6                        2.6

Equity                                                            n.a.                          -

                                                             ---------                -----------
  Total Allocated - Stand-Alone                                   37.6                        2.6
                                                             =========                ===========

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ECT SECURITIES LP CORP.
($'s in millions)

      UNSECURED RECOVERY %
      --------------------
PLAN GENERAL UNSECURED                                                         5.7%
PLAN GUARANTEE                                                                 0.0%
Stand-Alone General Unsecured                                                  0.0%
Modified Consolidated General Unsecured                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                   DEBTOR'S STAND ALONE ASSETS
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Cash                                                              n.a.                          -
Directly Held Assets to be Liquidated                             n.a.                          -
Interests in PGE to be Liquidated                                 n.a.                          -
Directly Held Assets Transferred to CrossCountry                  n.a.                          -
Directly Held Assets Transferred to Prisma                        n.a.                          -
Directly Held Trading Book Assets                                 n.a.                          -
                                                                                      -----------
 Total Directly Held Assets                                                                     -

Intercompany Post Petition Receivables from Debtors                  -                          -

Intercompany Pre Petition Receivables from Debtors

                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
 Total                                                               -                          -

Intercompany Receivables from Non-Debtors

                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
 Total                                                               -                          -

Equity / Preferred Equity Interests in Affiliates

ECT Securities Limited Partnership                                n.a.                          -
                                                                  n.a.                          -
                                                                  n.a.                          -
                                                                  n.a.                          -
Other                                                             n.a.                          -
                                                                                      -----------
 Total                                                                                          -

                                                                                      -----------
Total Allocated - Stand-Alone                                                                   -
                                                                                      ===========

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Administrative Claims (Post Petition)                              0.2                          -
Secured Claims                                                       -                          -
Priority Claims                                                      -                          -
Intercompany Payables Post Petition                                  -                          -
                                                             ---------                -----------
  Total Administrative, Secured & Priority                         0.2                          -

Pre Petition General Unsecured Claims

Debt                                                                 -                          -
SPE Obligations                                                      -                          -
Guarantee Obligations                                                -                          -
Trade & A/P Liabilities                                              -                          -
Other Liabilities                                                    -                          -

Intercompany Payables Pre Petition

Enron Corp.                                                        0.0                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other Debtors                                                        -                          -
Enron Corp.                                                       13.6                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other Non-Debtors                                                    -                          -
                                                             ---------                -----------
  Total Intercompany Payables                                     13.6                          -

                                                             ---------                -----------
Total General Unsecured                                           13.6                          -

Subordinated Claims                                                  -                          -
                                                             ---------                -----------
  Total                                                           13.8                          -

Equity                                                            n.a.                          -

                                                             ---------                -----------
  Total Allocated - Stand-Alone                                   13.8                          -
                                                             =========                ===========

------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

ECT STRATEGIC VALUE CORP.
($'s in millions)

       UNSECURED RECOVERY %
       --------------------
PLAN GENERAL UNSECURED                                                        13.1%
PLAN GUARANTEE                                                                 0.0%
Stand-Alone General Unsecured                                                 10.6%
Modified Consolidated General Unsecured                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                     DEBTOR'S STAND ALONE ASSETS
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Cash                                                              n.a.                          -
Directly Held Assets to be Liquidated                             n.a.                          -
Interests in PGE to be Liquidated                                 n.a.                          -
Directly Held Assets Transferred to CrossCountry                  n.a.                          -
Directly Held Assets Transferred to Prisma                        n.a.                          -
Directly Held Trading Book Assets                                 n.a.                          -
                                                                                      -----------
 Total Directly Held Assets                                                                     -

Intercompany Post Petition Receivables from Debtors                  -                          -

Intercompany Pre Petition Receivables from Debtors

                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
 Total                                                               -                          -

Intercompany Receivables from Non-Debtors

JILP-L.P., Inc.                                                   15.7                        3.3
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
 Total                                                            15.7                        3.3

Equity / Preferred Equity Interests in Affiliates

                                                                  n.a.                          -
                                                                  n.a.                          -
                                                                  n.a.                          -
                                                                  n.a.                          -
Other                                                             n.a.                          -
                                                                                      -----------
 Total                                                                                          -

                                                                                      -----------
Total Allocated - Stand-Alone                                                                 3.3
                                                                                      ===========

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Administrative Claims (Post Petition)                                -                          -
Secured Claims                                                       -                          -
Priority Claims                                                      -                          -
Intercompany Payables Post Petition                                  -                          -
                                                             ---------                -----------
  Total Administrative, Secured & Priority                           -                          -

Pre Petition General Unsecured Claims

Debt                                                                 -                          -
SPE Obligations                                                      -                          -
Guarantee Obligations                                                -                          -
Trade & A/P Liabilities                                              -                          -
Other Liabilities                                                    -                          -

Intercompany Payables Pre Petition

Enron Corp.                                                       25.6                        2.7
Risk Management & Trading Corp.                                    4.6                        0.5
Enron North America Corp.                                          0.6                        0.1
Enron Property & Services Corp.                                    0.0                        0.0
Other Debtors                                                      0.0                        0.0
Enron Administrative Services Corp.                                0.0                        0.0
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other Non-Debtors                                                    -                          -
                                                             ---------                -----------
 Total Intercompany Payables                                      30.8                        3.3

                                                             ---------                -----------
Total General Unsecured                                           30.8                        3.3

Subordinated Claims                                                  -                          -
                                                             ---------                -----------
  Total                                                           30.8                        3.3

 Equity                                                           n.a.                          -

                                                             ---------                -----------
  Total Allocated - Stand-Alone                                   30.8                        3.3
                                                             =========                ===========

------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EES SERVICE HOLDINGS, INC.
($'s in millions)

       UNSECURED RECOVERY %
       --------------------
PLAN GENERAL UNSECURED                                                        42.1%
PLAN GUARANTEE                                                                 0.0%
Stand-Alone General Unsecured                                                 52.0%
Modified Consolidated General Unsecured                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Cash                                                              n.a.                          -
Directly Held Assets to be Liquidated                             n.a.                       22.4
Interests in PGE to be Liquidated                                 n.a.                          -
Directly Held Assets Transferred to CrossCountry                  n.a.                          -
Directly Held Assets Transferred to Prisma                        n.a.                          -
Directly Held Trading Book Assets                                 n.a.                          -
                                                                                      -----------
Total Directly Held Assets                                                                   22.4

Intercompany Post Petition Receivables from Debtors                0.1                        0.1

Intercompany Pre Petition Receivables from Debtors

Enron Corp.                                                       25.3                        4.2
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
 Total                                                            25.3                        4.2

Intercompany Receivables from Non-Debtors

                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                -----------
 Total                                                               -                          -

Equity / Preferred Equity Interests in Affiliates

Pyramid I Asset, L.L.C.                                           n.a.                        0.0
ServiceCo Holdings, Inc.                                          n.a.                          -
                                                                  n.a.                          -
                                                                  n.a.                          -
Other                                                             n.a.                          -
                                                                                      -----------
 Total                                                                                        0.0

                                                                                      -----------
Total Allocated - Stand-Alone                                                                26.7
                                                                                      ===========

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                             ------------------------------------------
                                                                FACE                  STAND-ALONE VALUE
                                                             ---------                -----------------
Administrative Claims (Post Petition)                             10.2                       10.2
Secured Claims                                                       -                          -
Priority Claims                                                      -                          -
Intercompany Payables Post Petition                                7.5                        7.5
                                                             ---------                -----------
Total Administrative, Secured & Priority                          17.7                       17.7

Pre Petition General Unsecured Claims

Debt                                                                 -                          -
SPE Obligations                                                      -                          -
Guarantee Obligations                                                -                          -
Trade & A/P Liabilities                                              -                          -
Other Liabilities                                                  2.0                        1.1

Intercompany Payables Pre Petition

Enron Energy Services Operations, Inc.                            15.4                        8.0
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other Debtors                                                        -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
                                                                     -                          -
Other Non-Debtors                                                    -                          -
                                                             ---------                -----------
 Total Intercompany Payables                                      15.4                        8.0

                                                             ---------                -----------
Total General Unsecured                                           17.4                        9.1

Subordinated Claims                                                  -                          -
                                                             ---------                -----------
  Total                                                           35.1                       26.7

 Equity                                                           n.a.                          -

                                                             ---------                -----------
  Total Allocated - Stand-Alone                                   35.1                       26.7
                                                             =========                ===========

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EESO MERCHANT INVESTMENTS, INC.
($'s in millions)

       UNSECURED RECOVERY %
       --------------------
PLAN GENERAL UNSECURED                      44.6%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured               55.5%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                       10.2
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                          ----
  Total Directly Held Assets                                                              10.2

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
Enron Energy Services Operations, Inc.                          0.0                        0.0
Enron Energy Services, LLC                                      0.0                        0.0
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                         0.0                        0.0

Intercompany Receivables from Non-Debtors

                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                          ----
  Total                                                                                      -

                                                                                          ----
 Total Allocated - Stand-Alone                                                            10.2
                                                                                          ====

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           1.5                        1.5
Secured Claims                                                    -                          -
Priority Claims                                                 0.0                        0.0
Intercompany Payables Post Petition                             0.2                        0.2
                                                               ----                       ----
  Total Administrative, Secured & Priority                      1.7                        1.7

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                                 -                          -

Intercompany Payables Pre Petition
Enron North America Corp.                                      11.5                        6.4
Enron Corp.                                                     3.8                        2.1
                                                                  -                          -
                                                                  -                          -
Other Debtors                                                     -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                       ----
  Total Intercompany Payables                                  15.3                        8.5

                                                               ----                       ----
Total General Unsecured                                        15.3                        8.5

Subordinated Claims                                               -                          -
                                                               ----                       ----
  Total                                                        17.0                       10.2

Equity                                                         n.a.                          -

                                                               ----                       ----
  Total Allocated - Stand-Alone                                17.0                       10.2
                                                               ====                       ====

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS CONSTRUCTION MANAGEMENT SERVICES, INC.
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                      5.7%
PLAN GUARANTEE                              0.0%
Stand-Alone General Unsecured               0.0%
Modified Consolidated General Unsecured    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                          ----
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors             0.0                        0.0

Intercompany Pre Petition Receivables from Debtors
Enron Energy Services North America, Inc.                       0.3                        0.0
Artemis Associates, L.L.C.                                      0.0                        0.0
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                         0.4                        0.0

Intercompany Receivables from Non-Debtors
Enron Facility Services, Inc.                                   1.0                        0.2
Azurix Corp.                                                    0.0                        0.0
ServiceCo Corporate Services, Inc.                              0.0                        0.0
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                         1.0                        0.2

Equity / Preferred Equity Interests in Affiliates
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                          ----
  Total                                                                                      -

                                                                                          ----
 Total Allocated - Stand-Alone                                                             0.2
                                                                                          ====

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.6                        0.2
Secured Claims                                                    -                          -
Priority Claims                                                 0.0                          -
Intercompany Payables Post Petition                             0.0                        0.0
                                                               ----                        ---
  Total Administrative, Secured & Priority                      0.6                        0.2

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                         0.7                          -
Other Liabilities                                               0.0                          -

Intercompany Payables Pre Petition
Enron Corp.                                                     3.4                          -
EFS Holdings, Inc.                                              1.4                          -
Enron Energy Services Operations, Inc.                          0.1                          -
Enron Energy Services, Inc.                                     0.1                          -
Other Debtors                                                   0.0                          -
EES Property Services, Inc.                                     0.2                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                        ---
  Total Intercompany Payables                                   5.4                          -

                                                               ----                        ---
Total General Unsecured                                         6.0                          -

Subordinated Claims                                               -                          -
                                                               ----                        ---
  Total                                                         6.7                        0.2

Equity                                                         n.a.                          -

                                                               ----                        ---
  Total Allocated - Stand-Alone                                 6.7                        0.2
                                                               ====                        ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS HOLDINGS, INC.
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                      18.6%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured               18.4%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                            n.a.                        0.6
Directly Held Assets to be Liquidated                           n.a.                        0.0
Interests in PGE to be Liquidated                               n.a.                          -
Directly Held Assets Transferred to CrossCountry                n.a.                          -
Directly Held Assets Transferred to Prisma                      n.a.                          -
Directly Held Trading Book Assets                               n.a.                          -
                                                                                          -----
  Total Directly Held Assets                                                                0.6

Intercompany Post Petition Receivables from Debtors                -                          -

Intercompany Pre Petition Receivables from Debtors
EFS VIII, Inc. (f/k/a Limbach Company)                          25.9                       13.7
EFS IX, Inc. (f/k/a Limbach Company Investment Company)          9.5                        9.5
EFS XVII, Inc. (f/k/a Harper Mechanical Corporation
  Investment Company)                                            1.6                        1.6
EFS XIII, Inc. (f/k/a Harper Mechanical Corporation)             0.9                        0.9
Other                                                            4.7                        0.4
                                                               -----                      -----
  Total                                                         42.5                       26.1

Intercompany Receivables from Non-Debtors
Enron Facility Services, Inc.                                  819.3                      134.4
EFS Corporate Services, Inc.                                    49.2                        7.4
Enron Facility Services, Inc.                                    0.6                        0.1
Affiliated Building Services, Inc.                               1.1                        0.1
Other                                                              -                          -
                                                               -----                      -----
  Total                                                        870.2                      142.0

Equity / Preferred Equity Interests in Affiliates
EES Service Holdings, Inc.                                      n.a.                          -
EFS Corporate Services, Inc.                                    n.a.                          -
EFS I, Inc (f/k/a Limbach Facility Services, Inc.)              n.a.                          -
EFS Construction Management Services, Inc.                      n.a.                          -
Other                                                           n.a.                          -
                                                                                          -----
  Total                                                                                       -

                                                                                          -----
Total Allocated - Stand-Alone                                                             168.7
                                                                                          =====

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                            0.2                        0.2
Secured Claims                                                     -                          -
Priority Claims                                                    -                          -
Intercompany Payables Post Petition                              0.6                        0.6
                                                               -----                      -----
  Total Administrative, Secured & Priority                       0.8                        0.8

Pre Petition General Unsecured Claims
Debt                                                               -                          -
SPE Obligations                                                    -                          -
Guarantee Obligations                                              -                          -
Trade & A/P Liabilities                                            -                          -
Other Liabilities                                                  -                          -

Intercompany Payables Pre Petition
Artemis Associates, L.L.C.                                     892.0                      163.9
EFS I, Inc (f/k/a Limbach Facility Services, Inc.)              21.8                        4.0
EFS X, Inc. (f/k/a Marlin Electric, Inc.)                        0.2                        0.0
EFS XV, Inc. (f/k/a Mechanical Professional Services, Inc.)      0.0                        0.0
Other Debtors                                                    0.0                        0.0
                                                                   -                          -
                                                                   -                          -
                                                                   -                          -
                                                                   -                          -
Other Non-Debtors                                                  -                          -
                                                               -----                      -----
  Total Intercompany Payables                                  914.0                      167.9

                                                               -----                      -----
Total General Unsecured                                        914.0                      167.9

Subordinated Claims                                                -                          -
                                                               -----                      -----
  Total                                                        914.7                      168.7

Equity                                                          n.a.                          -

                                                               -----                      -----
  Total Allocated - Stand-Alone                                914.7                      168.7
                                                               =====                      =====

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS I, INC (F/K/A LIMBACH FACILITY SERVICES, INC.)
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                      56.4%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured               72.4%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                       78.1
Directly Held Assets to be Liquidated                          n.a.                        2.4
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                          ----
  Total Directly Held Assets                                                              80.4

Intercompany Post Petition Receivables from Debtors             0.6                        0.6

Intercompany Pre Petition Receivables from Debtors
EFS Holdings, Inc.                                             21.8                        4.0
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                        21.8                        4.0

Intercompany Receivables from Non-Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
EFS III, Inc. (f/k/a EFG Holdings, Inc.)                       n.a.                        4.7
EFS XIII, Inc. (f/k/a Harper Mechanical Corporation)           n.a.                        4.0
EFS XV, Inc. (f/k/a Mechanical Professional Services, Inc.)    n.a.                          -
EFS VII, Inc (f/k/a Limbach Company Holding Company)           n.a.                          -
Other                                                          n.a.                          -
                                                                                          ----
  Total                                                                                    8.7

                                                                                          ----
 Total Allocated - Stand-Alone                                                            93.7
                                                                                          ====

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           7.4                        7.4
Secured Claims                                                    -                          -
Priority Claims                                                 0.0                        0.0
Intercompany Payables Post Petition                            80.9                       80.9
                                                               ----                       ----
  Total Administrative, Secured & Priority                     88.3                       88.3

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                               0.0                        0.0

Intercompany Payables Pre Petition
EFS IX, Inc. (f/k/a Limbach Company Investment Company)         5.1                        3.7
Enron Net Works LLC                                             0.9                        0.7
EFS XVII, Inc. (f/k/a Harper Mechanical Corporation
  Investment  Company)                                          0.8                        0.6
Artemis Associates, L.L.C.                                      0.6                        0.4
Other Debtors                                                   0.0                        0.0
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                       ----
  Total Intercompany Payables                                   7.5                        5.4

                                                               ----                       ----
Total General Unsecured                                         7.5                        5.4

Subordinated Claims                                               -                          -
                                                               ----                       ----
  Total                                                        95.8                       93.7

Equity                                                         n.a.                          -

                                                               ----                       ----
  Total Allocated - Stand-Alone                                95.8                       93.7
                                                               ====                       ====

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS II, INC. (F/K/A EFS CONSTRUCTION AND SERVICES COMPANY)
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                       5.7%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured                0.0%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                           ---
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                           -                          -

Intercompany Receivables from Non-Debtors
Enron Facility Services, Inc.                                   0.0                        0.0
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                         0.0                        0.0

Equity / Preferred Equity Interests in Affiliates
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
 Total Allocated - Stand-Alone                                                             0.0
                                                                                           ===

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.2                        0.0
Secured Claims                                                    -                          -
Priority Claims                                                 0.0                          -
Intercompany Payables Post Petition                               -                          -
                                                               ----                        ---
  Total Administrative, Secured & Priority                      0.2                        0.0

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                               0.0                          -

Intercompany Payables Pre Petition
EFS IV, Inc. (f/k/a Williard, Inc.)                             0.0                          -
Enron Corp.                                                     0.0                          -
                                                                  -                          -
                                                                  -                          -
Other Debtors                                                     -                          -
EFS Corporate Services, Inc.                                    0.0                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                        ---
  Total Intercompany Payables                                   0.0                          -

                                                               ----                        ---
Total General Unsecured                                         0.0                          -

Subordinated Claims                                               -                          -
                                                               ----                        ---
  Total                                                         0.2                        0.0

Equity                                                         n.a.                          -

                                                               ----                        ---
  Total Allocated - Stand-Alone                                 0.2                        0.0
                                                               ====                        ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS III, INC. (F/K/A EFG HOLDINGS, INC.)
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                      75.7%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured              100.0%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                           ---
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
EFS IV, Inc. (f/k/a Williard, Inc.)                            15.6                        4.9
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                        15.6                        4.9

Intercompany Receivables from Non-Debtors

                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
EFS IV, Inc. (f/k/a Williard, Inc.)                            n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
 Total Allocated - Stand-Alone                                                             4.9
                                                                                           ===

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.2                        0.2
Secured Claims                                                    -                          -
Priority Claims                                                   -                          -
Intercompany Payables Post Petition                               -                          -
                                                               ----                        ---
  Total Administrative, Secured & Priority                      0.2                        0.2

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                                 -                          -

Intercompany Payables Pre Petition
EFS V, Inc. (f/k/a Williard Inc. Investment Company)            0.0                        0.0
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Debtors                                                     -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                        ---
  Total Intercompany Payables                                   0.0                        0.0

                                                               ----                        ---
Total General Unsecured                                         0.0                        0.0

Subordinated Claims                                               -                          -
                                                               ----                        ---
  Total                                                         0.2                        0.2

Equity                                                         n.a.                        4.7

                                                               ----                        ---
  Total Allocated - Stand-Alone                                 0.2                        4.9
                                                               ====                        ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS IV, INC. (F/K/A WILLIARD, INC.)
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                     27.6%
PLAN GUARANTEE                              0.0%
Stand-Alone General Unsecured              31.2%
Modified Consolidated General Unsecured    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                          ----
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors            17.4                       17.4

Intercompany Pre Petition Receivables from Debtors
EFS II, Inc. (f/k/a EFS Construction and Services Company)      0.0                          -
EFS I, Inc (f/k/a Limbach Facility Services, Inc.)                -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                         0.0                          -

Intercompany Receivables from Non-Debtors
EFS Corporate Services, Inc.                                    0.4                        0.1
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                         0.4                        0.1

Equity / Preferred Equity Interests in Affiliates
EFS V, Inc. (f/k/a Williard Inc. Investment Company)           n.a.                        4.8
EFS VI, L.P. (f/k/a Williard Plumbing Company, L.P.)           n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                          ----
  Total                                                                                    4.8

                                                                                          ----
 Total Allocated - Stand-Alone                                                            22.3
                                                                                          ====

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.5                        0.5
Secured Claims                                                  0.0                        0.0
Priority Claims                                                 2.3                        2.3
Intercompany Payables Post Petition                               -                          -
                                                               ----                       ----
  Total Administrative, Secured & Priority                      2.8                        2.8

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                         0.0                        0.0
Other Liabilities                                              20.3                        6.3

Intercompany Payables Pre Petition
EFS V, Inc. (f/k/a Williard Inc. Investment Company)           16.0                        5.0
EFS III, Inc. (f/k/a EFG Holdings, Inc.)                       15.6                        4.9
Enron Corp.                                                     1.8                        0.6
Enron Net Works LLC                                             1.1                        0.3
Other Debtors                                                   0.1                        0.0
Enron Facility Services, Inc.                                   7.4                        2.3
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                       ----
  Total Intercompany Payables                                  42.0                       13.1

                                                               ----                       ----
Total General Unsecured                                        62.4                       19.5

Subordinated Claims                                               -                          -
                                                               ----                       ----
  Total                                                        65.2                       22.3

Equity                                                         n.a.                          -

                                                               ----                       ----
  Total Allocated - Stand-Alone                                65.2                       22.3
                                                               ====                       ====

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS IX, INC. (F/K/A LIMBACH COMPANY INVESTMENT COMPANY)
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                      75.7%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured              100.0%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                          ----
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
EFS VIII, Inc. (f/k/a Limbach Company)                         33.1                       17.6
EFS I, Inc (f/k/a Limbach Facility Services, Inc.)              5.1                        3.7
EFS VII, Inc (f/k/a Limbach Company Holding Company)            0.0                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                        38.2                       21.3

Intercompany Receivables from Non-Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                          ----
  Total                                                                                      -

                                                                                          ----
 Total Allocated - Stand-Alone                                                            21.3
                                                                                          ====

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.2                        0.2
Secured Claims                                                    -                          -
Priority Claims                                                   -                          -
Intercompany Payables Post Petition                               -                          -
                                                               ----                       ----
  Total Administrative, Secured & Priority                      0.2                        0.2

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                                 -                          -

Intercompany Payables Pre Petition
EFS Holdings, Inc.                                              9.5                        9.5
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Debtors                                                     -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                       ----
  Total Intercompany Payables                                   9.5                        9.5

                                                               ----                       ----
Total General Unsecured                                         9.5                        9.5

Subordinated Claims                                               -                          -
                                                               ----                       ----
  Total                                                         9.7                        9.7

Equity                                                         n.a.                       11.6

                                                               ----                       ----
  Total Allocated - Stand-Alone                                 9.7                       21.3
                                                               ====                       ====

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS V, INC. (F/K/A WILLIARD INC. INVESTMENT COMPANY)
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                      75.7%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured              100.0%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                           ---
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
EFS IV, Inc. (f/k/a Williard, Inc.)                            16.0                        5.0
EFS III, Inc. (f/k/a EFG Holdings, Inc.)                        0.0                        0.0
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                        16.0                        5.0

Intercompany Receivables from Non-Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
 Total Allocated - Stand-Alone                                                             5.0
                                                                                           ===

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.2                        0.2
Secured Claims                                                    -                          -
Priority Claims                                                   -                          -
Intercompany Payables Post Petition                               -                          -
                                                               ----                        ---
  Total Administrative, Secured & Priority                      0.2                        0.2

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                                 -                          -

Intercompany Payables Pre Petition
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Debtors                                                     -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                        ---
  Total Intercompany Payables                                     -                          -

                                                               ----                        ---
Total General Unsecured                                           -                          -

Subordinated Claims                                               -                          -
                                                               ----                        ---
  Total                                                         0.2                        0.2

Equity                                                         n.a.                        4.8

                                                               ----                        ---
  Total Allocated - Stand-Alone                                 0.2                        5.0
                                                               ====                        ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS VI, L.P. (F/K/A WILLIARD PLUMBING COMPANY, L.P.)
($'s in millions)

           UNSECURED RECOVERY %
           --------------------
PLAN GENERAL UNSECURED                       5.7%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured                0.0%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                           ---
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors               -                          -
Intercompany Pre Petition Receivables from Debtors
EFS IV, Inc. (f/k/a Williard, Inc.)                             0.0                        0.0
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                         0.0                        0.0

Intercompany Receivables from Non-Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
 Total Allocated - Stand-Alone                                                             0.0
                                                                                           ===

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.2                        0.0
Secured Claims                                                    -                          -
Priority Claims                                                   -                          -
Intercompany Payables Post Petition                               -                          -
                                                               ----                        ---
  Total Administrative, Secured & Priority                      0.2                        0.0

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                                 -                          -

Intercompany Payables Pre Petition
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Debtors                                                     -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                        ---
  Total Intercompany Payables                                     -                          -

                                                               ----                        ---
Total General Unsecured                                           -                          -

Subordinated Claims                                               -                          -
                                                               ----                        ---
  Total                                                         0.2                        0.0

Equity                                                         n.a.                          -

                                                               ----                        ---
  Total Allocated - Stand-Alone                                 0.2                        0.0
                                                               ====                        ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS VII, INC (F/K/A LIMBACH COMPANY HOLDING COMPANY)
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                       5.7%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured                0.0%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                           ---
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
EFS I, Inc (f/k/a Limbach Facility Services, Inc.)              0.0                        0.0
EFS Holdings, Inc.                                              0.0                        0.0
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                         0.0                        0.0

Intercompany Receivables from Non-Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
EFS VIII, Inc. (f/k/a Limbach Company)                         n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
Total Allocated - Stand-Alone                                                              0.0
                                                                                           ===

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.2                        0.0
Secured Claims                                                    -                          -
Priority Claims                                                 0.4                          -
Intercompany Payables Post Petition                               -                          -
                                                               ----                        ---
  Total Administrative, Secured & Priority                      0.5                        0.0

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                               0.0                          -

Intercompany Payables Pre Petition
EFS IX, Inc. (f/k/a Limbach Company Investment Company)         0.0                          -
EFS VIII, Inc. (f/k/a Limbach Company)                          0.0                          -
                                                                  -                          -
                                                                  -                          -
Other Debtors                                                     -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                        ---
  Total Intercompany Payables                                   0.0                          -

                                                               ----                        ---
Total General Unsecured                                         0.0                          -

Subordinated Claims                                               -                          -
                                                               ----                        ---
  Total                                                         0.6                        0.0

Equity                                                         n.a.                          -

                                                               ----                        ---
  Total Allocated - Stand-Alone                                 0.6                        0.0
                                                               ====                        ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS VIII, INC. (F/K/A LIMBACH COMPANY)
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                      42.9%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured               53.1%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                          ----
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors            55.7                       55.7

Intercompany Pre Petition Receivables from Debtors
EFS VII, Inc (f/k/a Limbach Company Holding Company)            0.0                          -
EFS I, Inc (f/k/a Limbach Facility Services, Inc.)                -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                         0.0                          -

Intercompany Receivables from Non-Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
EFS IX, Inc. (f/k/a Limbach Company Investment Company)        n.a.                       11.6
Sabo & Associates, Inc./Limbach Company, a Joint Venture       n.a.                          -
EFS X, Inc. (f/k/a Marlin Electric, Inc.)                      n.a.                          -
EFS XII, Inc. (f/k/a MEP Services, Inc.)                       n.a.                          -
Other                                                          n.a.                          -
                                                                                          ----
  Total                                                                                   11.6

                                                                                          ----
Total Allocated - Stand-Alone                                                             67.3
                                                                                          ====

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                            0.9                       0.9
Secured Claims                                                   0.0                       0.0
Priority Claims                                                  1.4                       1.4
Intercompany Payables Post Petition                                -                         -
                                                               -----                      ----
  Total Administrative, Secured & Priority                       2.3                       2.3

Pre Petition General Unsecured Claims
Debt                                                               -                         -
SPE Obligations                                                    -                         -
Guarantee Obligations                                              -                         -
Trade & A/P Liabilities                                            -                         -
Other Liabilities                                               40.8                      21.7

Intercompany Payables Pre Petition
EFS IX, Inc. (f/k/a Limbach Company Investment Company)         33.1                      17.6
EFS Holdings, Inc.                                              25.9                      13.7
Enron Corp.                                                      4.1                       2.2
                                                                   -                         -
Other Debtors                                                      -                         -
EFS Corporate Services, Inc.                                    18.5                       9.8
Enron Facility Services, Inc.                                    0.0                       0.0
                                                                   -                         -
                                                                   -                         -
Other Non-Debtors                                                  -                         -
                                                               -----                      ----
  Total Intercompany Payables                                   81.5                      43.3

                                                               -----                      ----
Total General Unsecured                                        122.3                      65.0

Subordinated Claims                                                -                         -
                                                               -----                      ----
  Total                                                        124.6                      67.3

Equity                                                          n.a.                         -

                                                               -----                      ----
  Total Allocated - Stand-Alone                                124.6                      67.3
                                                               =====                      ====

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS X, INC. (F/K/A MARLIN ELECTRIC, INC.)
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                       5.7%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured                0.0%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                           ---
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
EFS Holdings, Inc.                                              0.2                        0.0
EFS XI, Inc. (f/k/a PBM Mechanical, Inc.)                       2.3                        0.0
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                         2.4                        0.0

Intercompany Receivables from Non-Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
Total Allocated - Stand-Alone                                                              0.0
                                                                                           ===

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.2                        0.0
Secured Claims                                                  0.0                        0.0
Priority Claims                                                   -                          -
Intercompany Payables Post Petition                               -                          -
                                                               ----                        ---
  Total Administrative, Secured & Priority                      0.2                        0.0

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                               0.9                          -

Intercompany Payables Pre Petition
Artemis Associates, L.L.C.                                      5.5                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Debtors                                                     -                          -
EFS Corporate Services, Inc.                                    8.3                          -
Enron Facility Services, Inc.                                   0.1                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                        ---
  Total Intercompany Payables                                  13.9                          -

                                                               ----                        ---
Total General Unsecured                                        14.8                          -

Subordinated Claims                                               -                          -
                                                               ----                        ---
  Total                                                        15.0                        0.0

Equity                                                         n.a.                          -

                                                               ----                        ---
  Total Allocated - Stand-Alone                                15.0                        0.0
                                                               ====                        ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS XI, INC. (F/K/A PBM MECHANICAL, INC.)
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                       5.9%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured                0.2%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                           ---
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
EFS XII, Inc. (f/k/a MEP Services, Inc.)                        5.5                        0.3
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                         5.5                        0.3

Intercompany Receivables from Non-Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
Total Allocated - Stand-Alone                                                              0.3
                                                                                           ===

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.2                        0.2
Secured Claims                                                  0.0                        0.0
Priority Claims                                                 0.0                        0.0
Intercompany Payables Post Petition                               -                          -
                                                               ----                        ---
  Total Administrative, Secured & Priority                      0.2                        0.2

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                         0.1                        0.0
Other Liabilities                                               2.7                        0.0

Intercompany Payables Pre Petition
Artemis Associates, L.L.C.                                      6.5                        0.0
EFS X, Inc. (f/k/a Marlin Electric, Inc.)                       2.3                        0.0
EFS Holdings, Inc.                                              0.4                        0.0
                                                                  -                          -
Other Debtors                                                     -                          -
EFS Corporate Services, Inc.                                   13.4                        0.0
Enron Facility Services, Inc.                                   0.5                        0.0
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                        ---
  Total Intercompany Payables                                  23.1                        0.1

                                                               ----                        ---
Total General Unsecured                                        25.8                        0.1

Subordinated Claims                                               -                          -
                                                               ----                        ---
  Total                                                        26.1                        0.3

Equity                                                         n.a.                          -

                                                               ----                        ---
  Total Allocated - Stand-Alone                                26.1                        0.3
                                                               ====                        ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS XII, INC. (F/K/A MEP SERVICES, INC.)
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                       9.5%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured                5.3%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                          ----
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                           -                          -

Intercompany Receivables from Non-Debtors
EFS Corporate Services, Inc.                                    3.9                        0.6
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                         3.9                        0.6

Equity / Preferred Equity Interests in Affiliates
MEP Service, LLC                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
Total Allocated - Stand-Alone                                                              0.6
                                                                                           ===

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.2                        0.2
Secured Claims                                                    -                          -
Priority Claims                                                   -                          -
Intercompany Payables Post Petition                               -                          -
                                                               ----                        ---
  Total Administrative, Secured & Priority                      0.2                        0.2

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                               0.3                        0.0

Intercompany Payables Pre Petition
EFS XI, Inc. (f/k/a PBM Mechanical, Inc.)                       5.5                        0.3
Artemis Associates, L.L.C.                                      1.3                        0.1
EFS Holdings, Inc.                                              0.2                        0.0
                                                                  -                          -
Other Debtors                                                     -                          -
Enron Facility Services, Inc.                                   0.1                        0.0
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                        ---
  Total Intercompany Payables                                   7.1                        0.4

                                                               ----                        ---
Total General Unsecured                                         7.4                        0.4

Subordinated Claims                                               -                          -
                                                               ----                        ---
  Total                                                         7.6                        0.6

Equity                                                         n.a.                          -

                                                               ----                        ---
  Total Allocated - Stand-Alone                                 7.6                        0.6
                                                               ====                        ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS XIII, INC. (F/K/A HARPER MECHANICAL CORPORATION)
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                      75.7%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured              100.0%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                          ----
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors             7.4                        7.4

Intercompany Pre Petition Receivables from Debtors
EFS I, Inc (f/k/a Limbach Facility Services, Inc.)                -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                           -                          -

Intercompany Receivables from Non-Debtors
EFS Corporate Services, Inc.                                    0.3                        0.1
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                       ----
  Total                                                         0.3                        0.1

Equity / Preferred Equity Interests in Affiliates
EFS XVII, Inc. (f/k/a Harper Mechanical Corporation
  Investment Company)                                          n.a.                        4.7
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                          ----
  Total                                                                                    4.7

                                                                                          ----
Total Allocated - Stand-Alone                                                             12.2
                                                                                          ====

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.2                        0.2
Secured Claims                                                    -                          -
Priority Claims                                                 0.0                        0.0
Intercompany Payables Post Petition                               -                          -
                                                               ----                       ----
  Total Administrative, Secured & Priority                      0.2                        0.2

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                         0.7                        0.7
Other Liabilities                                               0.2                        0.2

Intercompany Payables Pre Petition
EFS XVII, Inc. (f/k/a Harper Mechanical Corporation
  Investment Company)                                           5.9                        5.9
EFS Holdings, Inc.                                              0.9                        0.9
Enron Corp.                                                     0.3                        0.3
                                                                  -                          -
Other Debtors                                                     -                          -
Enron Facility Services, Inc.                                   0.0                        0.0
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                       ----
  Total Intercompany Payables                                   7.0                        7.0

                                                               ----                       ----
Total General Unsecured                                         7.9                        7.9

Subordinated Claims                                               -                          -
                                                               ----                       ----
  Total                                                         8.2                        8.2

Equity                                                         n.a.                        4.0

                                                               ----                       ----
  Total Allocated - Stand-Alone                                 8.2                       12.2
                                                               ====                       ====

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS XV, INC. (F/K/A MECHANICAL PROFESSIONAL SERVICES, INC.)
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                       5.7%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured                0.0%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                           ---
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
EFS Holdings, Inc.                                              0.0                        0.0
Enron Corp.                                                     0.0                        0.0
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                         0.0                        0.0

Intercompany Receivables from Non-Debtors
Enron Facility Services, Inc.                                   0.0                        0.0
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                         0.0                        0.0

Equity / Preferred Equity Interests in Affiliates
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
Total Allocated - Stand-Alone                                                              0.0
                                                                                           ===

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.3                        0.0
Secured Claims                                                    -                          -
Priority Claims                                                 0.0                          -
Intercompany Payables Post Petition                             0.0                        0.0
                                                               ----                        ---
  Total Administrative, Secured & Priority                      0.3                        0.0

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                               0.1                          -

Intercompany Payables Pre Petition
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Debtors                                                     -                          -
EFS Corporate Services, Inc.                                    0.9                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                        ---
  Total Intercompany Payables                                   0.9                          -

                                                               ----                        ---
Total General Unsecured                                         1.0                          -

Subordinated Claims                                               -                          -
                                                               ----                        ---
  Total                                                         1.3                        0.0

Equity                                                         n.a.                          -

                                                               ----                        ---
  Total Allocated - Stand-Alone                                 1.3                        0.0
                                                               ====                        ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EFS XVII, INC. (F/K/A HARPER MECHANICAL CORPORATION INVESTMENT COMPANY) ($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                      75.7%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured              100.0%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                           ---
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
EFS XIII, Inc. (f/k/a Harper Mechanical Corporation)            5.9                        5.9
EFS I, Inc (f/k/a Limbach Facility Services, Inc.)              0.8                        0.6
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                         6.8                        6.5

Intercompany Receivables from Non-Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
Total Allocated - Stand-Alone                                                              6.5
                                                                                           ===

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.2                        0.2
Secured Claims                                                    -                          -
Priority Claims                                                   -                          -
Intercompany Payables Post Petition                               -                          -
                                                               ----                        ---
  Total Administrative, Secured & Priority                      0.2                        0.2

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                                 -                          -

Intercompany Payables Pre Petition
EFS Holdings, Inc.                                              1.6                        1.6
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Debtors                                                     -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                        ---
  Total Intercompany Payables                                   1.6                        1.6

                                                               ----                        ---
Total General Unsecured                                         1.6                        1.6

Subordinated Claims                                               -                          -
                                                               ----                        ---
  Total                                                         1.8                        1.8

Equity                                                         n.a.                        4.7

                                                               ----                        ---
  Total Allocated - Stand-Alone                                 1.8                        6.5
                                                               ====                        ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EGP FUELS COMPANY
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                       5.8%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured                0.1%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                        0.0
Directly Held Assets to be Liquidated                          n.a.                        0.0
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                           ---
  Total Directly Held Assets                                                               0.0

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
Enron Gas Liquids, Inc.                                        12.7                        1.0
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                        12.7                        1.0

Intercompany Receivables from Non-Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
                                                               n.a.                          -
Other                                                          n.a.                          -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
Total Allocated - Stand-Alone                                                              1.0
                                                                                           ===

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                            0.2                       0.2
Secured Claims                                                     -                         -
Priority Claims                                                  0.1                       0.1
Intercompany Payables Post Petition                                -                         -
                                                               -----                       ---
  Total Administrative, Secured & Priority                       0.4                       0.4

Pre Petition General Unsecured Claims
Debt                                                               -                         -
SPE Obligations                                                    -                         -
Guarantee Obligations                                              -                         -
Trade & A/P Liabilities                                          0.1                       0.0
Other Liabilities                                                  -                         -

Intercompany Payables Pre Petition
Enron Corp.                                                    312.0                       0.4
Enron Management, Inc.                                         157.8                       0.2
Enron Methanol Company                                           6.8                       0.0
Enron North America Corp.                                        0.0                       0.0
Other Debtors                                                    0.0                       0.0
Florida Gas Transmission Company                                 0.0                       0.0
                                                                   -                         -
                                                                   -                         -
                                                                   -                         -
Other Non-Debtors                                                  -                         -
                                                               -----                       ---
  Total Intercompany Payables                                  476.7                       0.6

                                                               -----                       ---
Total General Unsecured                                        476.8                       0.6

Subordinated Claims                                                -                         -
                                                               -----                       ---
  Total                                                        477.1                       1.0

Equity                                                          n.a.                         -

                                                               -----                       ---
  Total Allocated - Stand-Alone                                477.1                       1.0
                                                               =====                       ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

EGS NEW VENTURES CORP.
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                       7.0%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured                1.8%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                                    ---------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Cash                                                           n.a.                          -
Directly Held Assets to be Liquidated                          n.a.                          -
Interests in PGE to be Liquidated                              n.a.                          -
Directly Held Assets Transferred to CrossCountry               n.a.                          -
Directly Held Assets Transferred to Prisma                     n.a.                          -
Directly Held Trading Book Assets                              n.a.                          -
                                                                                           ---
  Total Directly Held Assets                                                                 -

Intercompany Post Petition Receivables from Debtors               -                          -

Intercompany Pre Petition Receivables from Debtors
Louisiana Gas Marketing Company                                21.0                        0.9
Louisiana Resources Company                                     0.0                        0.0
Enron Corp.                                                     0.0                        0.0
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                        21.0                        0.9

Intercompany Receivables from Non-Debtors
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other                                                             -                          -
                                                               ----                        ---
  Total                                                           -                          -

Equity / Preferred Equity Interests in Affiliates
Louisiana Gas Marketing Company                                n.a.                          -
Louisiana Resources Company                                    n.a.                          -
LGMI, Inc.                                                     n.a.                          -
LRCI, Inc.                                                     n.a.                          -
Other                                                          n.a.                          -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
Total Allocated - Stand-Alone                                                              0.9
                                                                                           ===

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------
                                                               FACE                 STAND-ALONE VALUE
                                                               ----                 -----------------
Administrative Claims (Post Petition)                           0.2                        0.2
Secured Claims                                                    -                          -
Priority Claims                                                   -                          -
Intercompany Payables Post Petition                             0.0                        0.0
                                                               ----                        ---
  Total Administrative, Secured & Priority                      0.2                        0.2

Pre Petition General Unsecured Claims
Debt                                                              -                          -
SPE Obligations                                                   -                          -
Guarantee Obligations                                             -                          -
Trade & A/P Liabilities                                           -                          -
Other Liabilities                                                 -                          -

Intercompany Payables Pre Petition
Enron North America Corp.                                      36.7                        0.7
LRCI, Inc.                                                      3.5                        0.1
                                                                  -                          -
                                                                  -                          -
Other Debtors                                                     -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
                                                                  -                          -
Other Non-Debtors                                                 -                          -
                                                               ----                        ---
  Total Intercompany Payables                                  40.2                        0.7

                                                               ----                        ---
Total General Unsecured                                        40.2                        0.7

Subordinated Claims                                               -                          -
                                                               ----                        ---
  Total                                                        40.4                        0.9

Equity                                                         n.a.                          -

                                                               ----                        ---
  Total Allocated - Stand-Alone                                40.4                        0.9
                                                               ====                        ===

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I
ENA ASSET HOLDINGS L.P.
($'s in millions)

 UNSECURED RECOVERY %
 --------------------
PLAN GENERAL UNSECURED                                                          5.7%
PLAN GUARANTEE                                                                  0.0%
Stand-Alone General Unsecured                                                   0.0%
Modified Consolidated General Unsecured                                        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.


                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                      1.1
Directly Held Assets to be Liquidated                                       n.a.                      0.0
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                               ----------
  Total Directly Held Assets                                                                          1.1

Intercompany Post Petition Receivables from Debtors                            -                        -

Intercompany Pre Petition Receivables from Debtors
BAM Lease Company                                                          258.0                        -
BAM Lease Company                                                          172.0                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                           -----               ----------
  Total                                                                    430.0                        -

Intercompany Receivables from Non-Debtors

                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                           -----               ----------
  Total                                                                        -                        -

Equity / Preferred Equity Interests in Affiliates

                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
Other                                                                       n.a.                        -
                                                                                               ----------
  Total                                                                                                 -
                                                                                               ----------
Total Allocated - Stand-Alone                                                                         1.1
                                                                                               ==========


                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                       3.0                       0.4
Secured Claims                                                                -                         -
Priority Claims                                                               -                         -
Intercompany Payables Post Petition                                         5.3                       0.7
                                                                           ----                ----------
  Total Administrative, Secured & Priority                                  8.3                       1.1

Pre Petition General Unsecured Claims
Debt                                                                          -                         -
SPE Obligations                                                               -                         -
Guarantee Obligations                                                         -                         -
Trade & A/P Liabilities                                                     0.3                         -
Other Liabilities                                                             -                         -

Intercompany Payables Pre Petition

                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other Debtors                                                                 -                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other Non-Debtors                                                             -                         -
                                                                           ----                ----------
  Total Intercompany Payables                                                 -                         -

                                                                           ----                ----------
Total General Unsecured                                                     0.3                         -

Subordinated Claims                                                           -                         -
                                                                           ----                ----------
  Total                                                                     8.7                       1.1

Equity                                                                      n.a.                        -

                                                                           ----                ----------
  Total Allocated - Stand-Alone                                             8.7                       1.1
                                                                           ====                ==========

----------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I
ENA UPSTREAM COMPANY, LLC
($'s in millions)

 UNSECURED RECOVERY %
 --------------------
PLAN GENERAL UNSECURED                                                                          5.9%
PLAN GUARANTEE                                                                                  0.0%
Stand-Alone General Unsecured                                                                   0.3%
Modified Consolidated General Unsecured                                                        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.


                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                      0.0
Directly Held Assets to be Liquidated                                       n.a.                        -
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                      3.0
                                                                           -----               ----------
  Total Directly Held Assets                                                                          3.0

Intercompany Post Petition Receivables from Debtors                          0.1                      0.1

Intercompany Pre Petition Receivables from Debtors
Enron North America Corp.                                                   19.3                      4.0
Enron Corp.                                                                 22.1                      3.7
Enron Energy Services, Inc.                                                  0.3                      0.1
                                                                               -                        -
Other                                                                          -                        -
                                                                           -----               ----------
  Total                                                                     41.6                      7.7

Intercompany Receivables from Non-Debtors
Enron Administrative Services Corp.                                          0.9                      0.9
Enron Administrative Services Corp.                                          0.1                      0.1
Enron MW, L.L.C.                                                             0.0                      0.0
                                                                               -                        -
Other                                                                          -                        -
                                                                           -----               ----------
  Total                                                                      1.0                      1.0

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.                       -
                                                                             n.a.                       -
                                                                             n.a.                       -
                                                                             n.a.                       -
Other                                                                        n.a.                       -
                                                                                               ----------
  Total                                                                                                 -

                                                                                               ----------
Total Allocated - Stand-Alone                                                                        11.9
                                                                                               ==========


                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                        5.4                      5.4
Secured Claims                                                               4.5                      4.5
Priority Claims                                                              0.2                      0.2
Intercompany Payables Post Petition                                          0.9                      0.9
                                                                           -----               ----------
  Total Administrative, Secured & Priority                                  11.0                     11.0

Pre Petition General Unsecured Claims
Debt                                                                           -                        -
SPE Obligations                                                                -                        -
Guarantee Obligations                                                          -                        -
Trade & A/P Liabilities                                                    164.8                      0.4
Other Liabilities                                                          145.6                      0.4

Intercompany Payables Pre Petition
Risk Management & Trading Corp.                                              0.4                      0.0
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other Debtors                                                                  -                        -
Star VPP, LP                                                                 3.8                      0.0
Enron MW, L.L.C.                                                             0.0                      0.0
                                                                               -                        -
                                                                               -                        -
Other Non-Debtors                                                              -                        -
                                                                           -----               ----------
  Total Intercompany Payables                                                4.3                      0.0

                                                                           -----               ----------
Total General Unsecured                                                    314.7                      0.8

Subordinated Claims                                                            -                        -
                                                                           -----               ----------
  Total                                                                    325.7                     11.9

Equity                                                                      n.a.                        -

                                                                           -----               ----------
  Total Allocated - Stand-Alone                                            325.7                     11.9
                                                                           =====               ==========

----------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I
ENROCK MANAGEMENT, LLC
($'s in millions)

 UNSECURED RECOVERY %
 --------------------
PLAN GENERAL UNSECURED                                                                          5.7%
PLAN GUARANTEE                                                                                  0.0%
Stand-Alone General Unsecured                                                                   0.0%
Modified Consolidated General Unsecured                                                        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.


                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                        -
Directly Held Assets to be Liquidated                                       n.a.                        -
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                               ----------
  Total Directly Held Assets                                                                            -

Intercompany Post Petition Receivables from Debtors                            -                        -

Intercompany Pre Petition Receivables from Debtors
EnRock, L.P.                                                                 0.0                      0.0
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                           -----               ----------
  Total                                                                      0.0                    0.0

Intercompany Receivables from Non-Debtors

                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                           -----               ----------
  Total                                                                        -                       -

Equity / Preferred Equity Interests in Affiliates
EnRock, L.P.                                                                n.a.                      0.0
                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
Other                                                                       n.a.                        -
                                                                                               ----------
  Total                                                                                               0.0

                                                                                               ----------
Total Allocated - Stand-Alone                                                                         0.0
                                                                                               ==========


                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                       0.2                       0.0
Secured Claims                                                                -                         -
Priority Claims                                                               -                         -
Intercompany Payables Post Petition                                           -                         -
                                                                           ----                ----------
  Total Administrative, Secured & Priority                                  0.2                       0.0

Pre Petition General Unsecured Claims
Debt                                                                          -                         -
SPE Obligations                                                               -                         -
Guarantee Obligations                                                         -                         -
Trade & A/P Liabilities                                                       -                         -
Other Liabilities                                                             -                         -

Intercompany Payables Pre Petition

                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other Debtors                                                                 -                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other Non-Debtors                                                             -                         -
                                                                           ----                ----------
  Total Intercompany Payables                                                 -                         -

                                                                           ----                ----------
Total General Unsecured                                                       -                         -

Subordinated Claims                                                           -                         -
                                                                           ----                ----------
  Total                                                                     0.2                       0.0

Equity                                                                     n.a.                         -

                                                                           ----                ----------
  Total Allocated - Stand-Alone                                             0.2                       0.0
                                                                           ====                ==========

----------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENROCK, L.P.
($'s in millions)

  UNSECURED RECOVERY %
  --------------------
PLAN GENERAL UNSECURED                                                                          75.7%
PLAN GUARANTEE                                                                                   0.0%
Stand-Alone General Unsecured                                                                  100.0%
Modified Consolidated General Unsecured                                                         19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                      0.0
Directly Held Assets to be Liquidated                                       n.a.                      0.0
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                      ---
  Total Directly Held Assets                                                                          0.0

Intercompany Post Petition Receivables from Debtors                            -                        -

Intercompany Pre Petition Receivables from Debtors
ECI-Texas, L.P.                                                              3.6                      3.6
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                             ---                      ---
  Total                                                                      3.6                      3.6

Intercompany Receivables from Non-Debtors

                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                             ---                      ---
  Total                                                                        -                        -

Equity / Preferred Equity Interests in Affiliates

                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
Other                                                                       n.a.                        -
                                                                                                      ---
  Total                                                                                                 -

                                                                                                      ---
Total Allocated - Stand-Alone                                                                         3.6
                                                                                                      ===


                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                       0.3                       0.3
Secured Claims                                                                -                         -
Priority Claims                                                               -                         -
Intercompany Payables Post Petition                                           -                         -
                                                                            ---                       ---
  Total Administrative, Secured & Priority                                  0.3                       0.3

Pre Petition General Unsecured Claims
Debt                                                                          -                         -
SPE Obligations                                                               -                         -
Guarantee Obligations                                                         -                         -
Trade & A/P Liabilities                                                       -                         -
Other Liabilities                                                             -                         -

Intercompany Payables Pre Petition
Enron Broadband Services, Inc.                                              3.0                       3.0
EnRock Management, LLC                                                      0.0                       0.0
Enron Broadband Services, Inc.                                                -                         -
                                                                              -                         -
Other Debtors                                                                 -                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other Non-Debtors                                                             -                         -
                                                                            ---                       ---
  Total Intercompany Payables                                               3.0                       3.0

                                                                            ---                       ---
Total General Unsecured                                                     3.0                       3.0

Subordinated Claims                                                           -                         -
                                                                            ---                       ---
  Total                                                                     3.3                       3.3

Equity                                                                     n.a.                       0.3

                                                                            ---                       ---
  Total Allocated - Stand-Alone                                             3.3                       3.6
                                                                            ===                       ===

----------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON ACQUISITION III CORP.
($'s in millions)

    UNSECURED RECOVERY %
    --------------------
PLAN GENERAL UNSECURED                                                                          21.1%
PLAN GUARANTEE                                                                                   0.0%
Stand-Alone General Unsecured                                                                   21.9%
Modified Consolidated General Unsecured                                                         19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.


                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                      0.1
Directly Held Assets to be Liquidated                                       n.a.                        -
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                      ---
  Total Directly Held Assets                                                                          0.1

Intercompany Post Petition Receivables from Debtors                          0.2                      0.2

Intercompany Pre Petition Receivables from Debtors
Enron Energy Services, LLC                                                   1.1                      0.3
Enron Energy Services, Inc.                                                  0.8                      0.2
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                            ----                      ---
  Total                                                                      1.8                      0.4

Intercompany Receivables from Non-Debtors

                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                            ----                      ---
  Total                                                                        -                        -

Equity / Preferred Equity Interests in Affiliates

                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
Other                                                                       n.a.                        -
                                                                                                      ---
  Total                                                                                                 -

                                                                                                      ---
Total Allocated - Stand-Alone                                                                         0.7
                                                                                                      ===


                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                       0.2                       0.2
Secured Claims                                                              0.1                       0.1
Priority Claims                                                               -                         -
Intercompany Payables Post Petition                                           -                         -
                                                                           ----                       ---
  Total Administrative, Secured & Priority                                  0.3                       0.3

Pre Petition General Unsecured Claims
Debt                                                                          -                         -
SPE Obligations                                                               -                         -
Guarantee Obligations                                                         -                         -
Trade & A/P Liabilities                                                     0.0                       0.0
Other Liabilities                                                             -                         -

Intercompany Payables Pre Petition
Enron Energy Services Operations, Inc.                                      1.3                       0.3
Enron Corp.                                                                 0.5                       0.1
Enron Energy Services North America, Inc.                                   0.2                       0.0
                                                                              -                         -
Other Debtors                                                                 -                         -
EES Property Services, Inc.                                                 0.0                       0.0
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other Non-Debtors                                                             -                         -
                                                                           ----                       ---
  Total Intercompany Payables                                               2.0                       0.4

                                                                           ----                       ---
Total General Unsecured                                                     2.1                       0.5

Subordinated Claims                                                           -                         -
                                                                           ----                       ---
  Total                                                                     2.4                       0.7

Equity                                                                     n.a.                         -

                                                                           ----                       ---
  Total Allocated - Stand-Alone                                             2.4                       0.7
                                                                           ====                       ===

----------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON ACS, INC.
($'s in millions)

     UNSECURED RECOVERY %
     --------------------
PLAN GENERAL UNSECURED                                                                          5.7%
PLAN GUARANTEE                                                                                  0.0%
Stand-Alone General Unsecured                                                                   0.0%
Modified Consolidated General Unsecured                                                        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.


                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                        -
Directly Held Assets to be Liquidated                                       n.a.                      0.1
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                      ---
  Total Directly Held Assets                                                                          0.1

Intercompany Post Petition Receivables from Debtors                          0.0                      0.0

Intercompany Pre Petition Receivables from Debtors

LOA, Inc.                                                                    0.0                      0.0
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                            ----                      ---
  Total                                                                      0.0                      0.0

Intercompany Receivables from Non-Debtors

Enron Administrative Services Corp.                                          0.0                      0.0
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                            ----                      ---
  Total                                                                      0.0                      0.0

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.                       -
                                                                             n.a.                       -
                                                                             n.a.                       -
                                                                             n.a.                       -
Other                                                                        n.a.                       -
                                                                                                      ---
  Total                                                                                                 -

                                                                                                      ---
Total Allocated - Stand-Alone                                                                         0.1
                                                                                                      ===


                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                       0.2                       0.1
Secured Claims                                                                -                         -
Priority Claims                                                               -                         -
Intercompany Payables Post Petition                                         0.0                       0.0
                                                                           ----                       ---
  Total Administrative, Secured & Priority                                  0.2                       0.1

Pre Petition General Unsecured Claims
Debt                                                                          -                         -
SPE Obligations                                                               -                         -
Guarantee Obligations                                                         -                         -
Trade & A/P Liabilities                                                       -                         -
Other Liabilities                                                             -                         -

Intercompany Payables Pre Petition

Enron Corp.                                                                 2.9                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other Debtors                                                                 -                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other Non-Debtors                                                             -                         -
                                                                           ----                       ---
  Total Intercompany Payables                                               2.9                         -

                                                                           ----                       ---
Total General Unsecured                                                     2.9                         -

Subordinated Claims                                                           -                         -
                                                                           ----                       ---
  Total                                                                     3.1                       0.1

Equity                                                                     n.a.                         -

                                                                           ----                       ---
  Total Allocated - Stand-Alone                                             3.1                       0.1
                                                                           ====                       ===

----------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON ALLIGATOR ALLEY PIPELINE COMPANY
($'s in millions)

     UNSECURED RECOVERY %
     --------------------
PLAN GENERAL UNSECURED                                                                          5.7%
PLAN GUARANTEE                                                                                  0.0%
Stand-Alone General Unsecured                                                                   0.0%
Modified Consolidated General Unsecured                                                        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.


                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                      0.0
Directly Held Assets to be Liquidated                                       n.a.                        -
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                      ---
  Total Directly Held Assets                                                                          0.0

Intercompany Post Petition Receivables from Debtors                            -                        -

Intercompany Pre Petition Receivables from Debtors

Enron Transportation Services Company                                        0.0                      0.0
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                             ---                      ---
  Total                                                                      0.0                      0.0

Intercompany Receivables from Non-Debtors

                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                             ---                      ---
  Total                                                                        -                        -

Equity / Preferred Equity Interests in Affiliates

                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
Other                                                                       n.a.                        -
                                                                                                      ---
  Total                                                                                                 -

                                                                                                      ---
Total Allocated - Stand-Alone                                                                         0.0
                                                                                                      ===


                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                       0.2                       0.0
Secured Claims                                                                -                         -
Priority Claims                                                               -                         -
Intercompany Payables Post Petition                                         0.0                       0.0
                                                                           ----                       ---
  Total Administrative, Secured & Priority                                  0.2                       0.0

Pre Petition General Unsecured Claims

Debt                                                                          -                         -
SPE Obligations                                                               -                         -
Guarantee Obligations                                                         -                         -
Trade & A/P Liabilities                                                     0.0                         -
Other Liabilities                                                           0.1                         -

Intercompany Payables Pre Petition

Enron Operations Services Corp. (ETS)                                       0.8                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other Debtors                                                                 -                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other Non-Debtors                                                             -                         -
                                                                           ----                       ---
  Total Intercompany Payables                                               0.8                         -

                                                                           ----                       ---

Total General Unsecured                                                     1.0                         -

Subordinated Claims                                                           -                         -
                                                                           ----                       ---
  Total                                                                     1.2                       0.0

Equity                                                                     n.a.                         -

                                                                           ----                       ---
  Total Allocated - Stand-Alone                                             1.2                       0.0
                                                                           ====                       ===

----------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON ASIA PACIFIC/AFRICA/CHINA LLC
($'s in millions)

     UNSECURED RECOVERY %
     --------------------
PLAN GENERAL UNSECURED                                                                          33.0%
PLAN GUARANTEE                                                                                   0.0%
Stand-Alone General Unsecured                                                                   39.0%
Modified Consolidated General Unsecured                                                         19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.


                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                         n.a.                     6.2
Directly Held Assets to be Liquidated                                        n.a.                     0.2
Interests in PGE to be Liquidated                                            n.a.                       -
Directly Held Assets Transferred to CrossCountry                             n.a.                       -
Directly Held Assets Transferred to Prisma                                   n.a.                       -
Directly Held Trading Book Assets                                            n.a.                       -
                                                                                                    -----
  Total Directly Held Assets                                                                          6.4

Intercompany Post Petition Receivables from Debtors                          0.0                      0.0

Intercompany Pre Petition Receivables from Debtors

Enron Holding Company L.L.C.                                                 4.6                      4.6
E Power Holdings Corp.                                                       3.8                      2.2
Enron South America LLC                                                      0.7                      0.2
Enron International Korea Holdings Corp.                                     0.1                      0.1
Other                                                                        2.1                      0.2
                                                                             ---                    -----
  Total                                                                     11.2                      7.2

Intercompany Receivables from Non-Debtors

Hainan Meinan Power Company CJV                                              0.3                      0.3
Enron Australia Pty Limited                                                  0.2                      0.1
Enron International Energy (Asia) Pte. Ltd.                                  1.2                      0.1
Enron International Chengdu Power Ltd.                                       0.1                      0.1
Other                                                                        1.8                      0.1
                                                                             ---                    -----
  Total                                                                      3.7                      0.8

Equity / Preferred Equity Interests in Affiliates

Enron International Korea Holdings Corp.                                     n.a.                   163.0
Enron Nigeria Power Holding Ltd.                                             n.a.                     6.9
Enron Wenchang Holdings Company Ltd.                                         n.a.                     2.6
Enron Development Management Ltd.                                            n.a.                     0.3
Other                                                                        n.a.                     0.1
                                                                                                    -----
  Total                                                                                             173.0

                                                                                                    -----
 Total Allocated - Stand-Alone                                                                      187.5
                                                                                                    =====


                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                        0.5                      0.5
Secured Claims                                                               7.7                      7.7
Priority Claims                                                                -                        -
Intercompany Payables Post Petition                                            -                        -
                                                                           -----                    -----
  Total Administrative, Secured & Priority                                   8.2                      8.2

Pre Petition General Unsecured Claims

Debt                                                                           -                        -
SPE Obligations                                                                -                        -
Guarantee Obligations                                                          -                        -
Trade & A/P Liabilities                                                      0.1                      0.0
Other Liabilities                                                            1.3                      0.5

Intercompany Payables Pre Petition

Enron Corp.                                                                403.1                    157.3
Atlantic Commercial Finance, Inc.                                           11.4                      4.5
Enron Expat Services Inc.                                                    9.0                      3.5
Enron Power Corp.                                                            4.5                      1.7
Other Debtors                                                                9.7                      3.8
Enron Nigeria Power Holding Ltd.                                            16.2                      6.3
Enron Overseas Services Corp.                                                1.9                      0.8
EI Guam Operations, L.L.C.                                                   1.1                      0.4
Batangas Power Corp.                                                         0.4                      0.2
Other Non-Debtors                                                            0.8                      0.3
                                                                           -----                    -----
  Total Intercompany Payables                                              458.1                    178.7

                                                                           -----                    -----
Total General Unsecured                                                    459.4                    179.2

Subordinated Claims                                                            -                        -
                                                                           -----                    -----
  Total                                                                    467.7                    187.5

Equity                                                                      n.a.                        -

                                                                           -----                    -----
  Total Allocated - Stand-Alone                                            467.7                    187.5
                                                                           =====                    =====

----------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON ASSET MANAGEMENT RESOURCES, INC.
($'s in millions)

     UNSECURED RECOVERY %
     --------------------
PLAN GENERAL UNSECURED                                                                          5.7%
PLAN GUARANTEE                                                                                  0.0%
Stand-Alone General Unsecured                                                                   0.0%
Modified Consolidated General Unsecured                                                        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                        -
Directly Held Assets to be Liquidated                                       n.a.                      0.0
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                      ---
  Total Directly Held Assets                                                                          0.0

Intercompany Post Petition Receivables from Debtors                         0.0                       0.0

Intercompany Pre Petition Receivables from Debtors

Enron Operations Services Corp. (ETS)                                       0.7                       0.2
Superior Construction Company                                               0.0                       0.0
Enron Net Works LLC                                                         0.1                       0.0
Enron North America Corp.                                                   0.0                       0.0
Other                                                                       0.1                       0.0
                                                                            ---                       ---
  Total                                                                     0.9                       0.2

Intercompany Receivables from Non-Debtors

CGNN Holding Company, Inc.                                                  0.3                       0.3
Enron Equipment Installation Company                                        0.0                       0.0
Enron America del Sur S.A.                                                  0.0                       0.0
Florida Gas Transmission Company                                            0.0                       0.0
Other                                                                       0.0                       0.0
                                                                            ---                       ---
  Total                                                                     0.3                       0.3

Equity / Preferred Equity Interests in Affiliates

                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
Other                                                                       n.a.                        -
                                                                                                      ---
  Total                                                                                                 -

                                                                                                      ---
Total Allocated - Stand-Alone                                                                         0.5
                                                                                                      ===

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                       0.2                       0.2
Secured Claims                                                                -                         -
Priority Claims                                                             2.5                       0.3
Intercompany Payables Post Petition                                           -                         -
                                                                            ---                       ---
  Total Administrative, Secured & Priority                                  2.7                       0.5

Pre Petition General Unsecured Claims

Debt                                                                          -                         -
SPE Obligations                                                               -                         -
Guarantee Obligations                                                         -                         -
Trade & A/P Liabilities                                                     0.0                         -
Other Liabilities                                                           0.1                         -

Intercompany Payables Pre Petition

Enron Property & Services Corp.                                             2.3                         -
Enron Corp.                                                                 1.8                         -
Enron Transportation Services Company                                       0.3                         -
Enron Engineering & Construction Company                                    0.1                         -
Other Debtors                                                               0.0                         -
Enron Operations, L.P.                                                      0.2                         -
Northern Plains Natural Gas Company                                         0.0                         -
Enron Transredes Services L.L.C.                                            0.0                         -
WRA Services Corp.                                                          0.0                         -
Other Non-Debtors                                                             -                         -
                                                                            ---                       ---
  Total Intercompany Payables                                               4.6                         -

                                                                            ---                       ---
Total General Unsecured                                                     4.8                         -

Subordinated Claims                                                           -                         -
                                                                            ---                       ---
  Total                                                                     7.5                       0.5

Equity                                                                     n.a.                         -

                                                                            ---                       ---
  Total Allocated - Stand-Alone                                             7.5                       0.5
                                                                            ===                       ===

----------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON BRAZIL POWER HOLDINGS I LTD.
($'s in millions)

     UNSECURED RECOVERY %
     --------------------
PLAN GENERAL UNSECURED                                                                          22.0%
PLAN GUARANTEE                                                                                   0.0%
Stand-Alone General Unsecured                                                                   23.3%
Modified Consolidated General Unsecured                                                         19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                        -
Directly Held Assets to be Liquidated                                       n.a.                        -
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                      ---
  Total Directly Held Assets                                                                            -

Intercompany Post Petition Receivables from Debtors                            -                        -

Intercompany Pre Petition Receivables from Debtors

Enron South America LLC                                                      8.6                      2.5
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                            ----                      ---
  Total                                                                      8.6                      2.5

Intercompany Receivables from Non-Debtors

Enron Netherlands Holding B.V.                                              51.5                      2.2
Enron Electric Power Brazil C.V.                                             1.3                      0.4
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                            ----                      ---
  Total                                                                     52.9                      2.6

Equity / Preferred Equity Interests in Affiliates

GasMat Holdings Ltd.                                                        n.a.                      0.0
Enron Brazil Power Investments I Ltd.                                       n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
Other                                                                       n.a.                        -
                                                                                                      ---
  Total                                                                                               0.0

                                                                                                      ---
Total Allocated - Stand-Alone                                                                         5.1
                                                                                                      ===


                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                        0.2                      0.2
Secured Claims                                                                 -                        -
Priority Claims                                                                -                        -
Intercompany Payables Post Petition                                            -                        -
                                                                            ----                      ---
  Total Administrative, Secured & Priority                                   0.2                      0.2

Pre Petition General Unsecured Claims

Debt                                                                           -                        -
SPE Obligations                                                                -                        -
Guarantee Obligations                                                          -                        -
Trade & A/P Liabilities                                                        -                        -
Other Liabilities                                                              -                        -

Intercompany Payables Pre Petition

Enron Development Funding Ltd.                                              19.0                      4.4
Enron Corp.                                                                  1.7                      0.4
Enron do Brazil Holdings Ltd.                                                0.5                      0.1
                                                                               -                        -
Other Debtors                                                                  -                        -
Enron Brazil Power Investments I Ltd.                                        0.0                      0.0
GasMat Holdings Ltd.                                                         0.0                      0.0
                                                                               -                        -
                                                                               -                        -
Other Non-Debtors                                                              -                        -
                                                                            ----                      ---
  Total Intercompany Payables                                               21.1                      4.9

                                                                            ----                      ---
Total General Unsecured                                                     21.1                      4.9

Subordinated Claims                                                            -                        -
                                                                            ----                      ---
  Total                                                                     21.4                      5.1

Equity                                                                      n.a.                        -

                                                                            ----                      ---
  Total Allocated - Stand-Alone                                             21.4                      5.1
                                                                            ====                      ===

----------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON BRAZIL POWER HOLDINGS XI LTD.
($'s in millions)

     UNSECURED RECOVERY %
     --------------------
PLAN GENERAL UNSECURED                                                                          5.7%
PLAN GUARANTEE                                                                                  0.0%
Stand-Alone General Unsecured                                                                   0.0%
Modified Consolidated General Unsecured                                                        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                        -
Directly Held Assets to be Liquidated                                       n.a.                        -
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                      ---
  Total Directly Held Assets                                                                            -

Intercompany Post Petition Receivables from Debtors                            -                        -

Intercompany Pre Petition Receivables from Debtors

Atlantic Commercial Finance, Inc.                                            0.0                      0.0
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                           -----                      ---
  Total                                                                      0.0                      0.0

Intercompany Receivables from Non-Debtors
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                           -----                      ---
  Total                                                                        -                        -

Equity / Preferred Equity Interests in Affiliates

ETB - Energia Total do Brasil Ltda.                                         n.a.                        -
Enron Brazil Power Investments XI Ltd.                                      n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
Other                                                                       n.a.                        -
                                                                                                      ---
  Total                                                                                                 -

                                                                                                      ---
Total Allocated - Stand-Alone                                                                         0.0
                                                                                                      ===

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                        0.2                      0.0
Secured Claims                                                                 -                        -
Priority Claims                                                                -                        -
Intercompany Payables Post Petition                                            -                        -
                                                                           -----                      ---
  Total Administrative, Secured & Priority                                   0.2                      0.0

Pre Petition General Unsecured Claims

Debt                                                                           -                        -
SPE Obligations                                                                -                        -
Guarantee Obligations                                                          -                        -
Trade & A/P Liabilities                                                        -                        -
Other Liabilities                                                              -                        -

Intercompany Payables Pre Petition

Enron Development Funding Ltd.                                             205.0                        -
Enron Corp.                                                                  5.2                        -
Enron South America LLC                                                      0.0                        -
Enron Brazil Power Investments XI Ltd.                                       0.0                        -
Other Debtors                                                                  -                        -
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other Non-Debtors                                                              -                        -
                                                                           -----                      ---
  Total Intercompany Payables                                              210.2                        -

                                                                           -----                      ---
Total General Unsecured                                                    210.2                        -

Subordinated Claims                                                            -                        -
                                                                           -----                      ---
  Total                                                                    210.4                      0.0

Equity                                                                      n.a.                        -

                                                                           -----                      ---
  Total Allocated - Stand-Alone                                            210.4                      0.0
                                                                           =====                      ===

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON BRAZIL POWER INVESTMENTS XI LTD.
($'s in millions)

     UNSECURED RECOVERY %
     --------------------
PLAN GENERAL UNSECURED                                                                          5.7%
PLAN GUARANTEE                                                                                  0.0%
Stand-Alone General Unsecured                                                                   0.0%
Modified Consolidated General Unsecured                                                        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                       -
Directly Held Assets to be Liquidated                                       n.a.                       -
Interests in PGE to be Liquidated                                           n.a.                       -
Directly Held Assets Transferred to CrossCountry                            n.a.                       -
Directly Held Assets Transferred to Prisma                                  n.a.                       -
Directly Held Trading Book Assets                                           n.a.                       -
                                                                                                     ---
 Total Directly Held Assets                                                                            -

Intercompany Post Petition Receivables from Debtors                            -                       -

Intercompany Pre Petition Receivables from Debtors

Enron Brazil Power Holdings XI Ltd.                                          0.0                       -
                                                                               -                       -
                                                                               -                       -
                                                                               -                       -
Other                                                                          -                       -
                                                                           -----                     ---
 Total                                                                       0.0                       -

Intercompany Receivables from Non-Debtors
                                                                               -                       -
                                                                               -                       -
                                                                               -                       -
                                                                               -                       -
Other                                                                          -                       -
                                                                           -----                     ---
 Total                                                                         -                       -

Equity / Preferred Equity Interests in Affiliates

ETB - Energia Total do Brasil Ltda.                                         n.a.                       -
                                                                            n.a.                       -
                                                                            n.a.                       -
                                                                            n.a.                       -
Other                                                                       n.a.                       -
                                                                                                     ---
 Total                                                                                                 -

                                                                                                     ---
Total Allocated - Stand-Alone                                                                          -
                                                                                                     ===

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                       0.2                        -
Secured Claims                                                                -                        -
Priority Claims                                                               -                        -
Intercompany Payables Post Petition                                           -                        -
                                                                           ----                      ---
  Total Administrative, Secured & Priority                                  0.2                        -

Pre Petition General Unsecured Claims

Debt                                                                          -                        -
SPE Obligations                                                               -                        -
Guarantee Obligations                                                         -                        -
Trade & A/P Liabilities                                                       -                        -
Other Liabilities                                                             -                        -

Intercompany Payables Pre Petition

Enron Development Funding Ltd.                                              2.1                        -
                                                                              -                        -
                                                                              -                        -
                                                                              -                        -
Other Debtors                                                                 -                        -
                                                                              -                        -
                                                                              -                        -
                                                                              -                        -
                                                                              -                        -
Other Non-Debtors                                                             -                        -
                                                                           ----                      ---
  Total Intercompany Payables                                               2.1                        -

                                                                           ----                      ---
Total General Unsecured                                                     2.1                        -

Subordinated Claims                                                           -                        -
                                                                           ----                      ---
  Total                                                                     2.3                        -

Equity                                                                      n.a.                       -

                                                                           ----                      ---
  Total Allocated - Stand-Alone                                             2.3                        -
                                                                           ====                      ===

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON BROADBAND SERVICES, INC.
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                                                       12.3%
PLAN GUARANTEE                                                                                0.0%
Stand-Alone General Unsecured                                                                 9.3%
Modified Consolidated General Unsecured                                                      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                    147.0
Directly Held Assets to be Liquidated                                       n.a.                      6.3
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                      0.0
                                                                                                    -----
  Total Directly Held Assets                                                                        153.3

Intercompany Post Petition Receivables from Debtors                          1.5                      1.5

Intercompany Pre Petition Receivables from Debtors

EnRock, L.P.                                                                 3.0                      3.0
Modulus Technologies, Inc.                                                   0.2                      0.2
Enron Broadband Services, L.P.                                               2.0                      0.1
Enron South America LLC                                                      0.2                      0.1
Other                                                                       25.8                      0.1
                                                                           -----                    -----
  Total                                                                     31.3                      3.5

Intercompany Receivables from Non-Debtors

Enron Communications Investments Corp                                      509.6                     82.2
Azurix Corp.                                                                 0.5                      0.5
Azurix Corp.                                                                 0.2                      0.2
Enron Media Services, L.P.                                                   0.6                      0.1
Other                                                                        2.5                      0.1
                                                                           -----                    -----
  Total                                                                    513.4                     83.1

Equity / Preferred Equity Interests in Affiliates

EBS Trading, Inc.                                                           n.a.                      1.2
Modulus Technologies, Inc.                                                  n.a.                      1.0
Enron Broadband Investments Corp.                                           n.a.                      0.8
Enron Global Communications, Ltd.                                           n.a.                      0.1
Other                                                                       n.a.                      0.0
                                                                                                    -----
  Total                                                                                               3.1

                                                                                                    -----
Total Allocated - Stand-Alone                                                                       244.4
                                                                                                    =====

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                            FACE               STAND-ALONE VALUE
                                                                            ----               -----------------
Administrative Claims (Post Petition)                                         18.6                     18.6
Secured Claims                                                                 2.5                      2.5
Priority Claims                                                                9.3                      9.3
Intercompany Payables Post Petition                                           68.7                     68.7
                                                                           -------                     ----
  Total Administrative, Secured & Priority                                    99.1                     99.1

Pre Petition General Unsecured Claims

Debt                                                                           1.3                      0.1
SPE Obligations                                                                  -                        -
Guarantee Obligations                                                            -                        -
Trade & A/P Liabilities                                                       27.4                      2.6
Other Liabilities                                                             65.9                      6.2

Intercompany Payables Pre Petition

Enron Corp.                                                                1,217.2                    113.7
Enron North America Corp.                                                     63.4                      5.9
ECI-Texas, L.P.                                                               60.2                      5.6
Enron Property & Services Corp.                                               51.7                      4.8
Other Debtors                                                                 54.9                      5.1
Enron Transition Company, Inc.                                                13.0                      1.2
Enron Overseas Services Corp.                                                  0.5                      0.0
DealBench L.L.C.                                                               0.1                      0.0
Enron America del Sur S.A.                                                     0.1                      0.0
Other Non-Debtors                                                              0.3                      0.0
                                                                           -------                    -----
  Total Intercompany Payables                                              1,461.5                    136.5

                                                                           -------                    -----
Total General Unsecured                                                    1,556.1                    145.3

Subordinated Claims                                                              -                        -
                                                                           -------                    -----
  Total                                                                    1,655.2                    244.4

Equity                                                                        n.a.                        -

                                                                           -------                    -----
  Total Allocated - Stand-Alone                                            1,655.2                    244.4
                                                                           =======                    =====

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON BROADBAND SERVICES, L.P.
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                                                        9.0%
PLAN GUARANTEE                                                                                0.0%
Stand-Alone General Unsecured                                                                 4.6%
Modified Consolidated General Unsecured                                                      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                        -
Directly Held Assets to be Liquidated                                       n.a.                      4.0
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                      ---
  Total Directly Held Assets                                                                          4.0

Intercompany Post Petition Receivables from Debtors                         4.5                       4.5

Intercompany Pre Petition Receivables from Debtors

Enron Net Works LLC                                                         0.3                       0.0
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other                                                                         -                         -
                                                                           ----                       ---
  Total                                                                     0.3                       0.0

Intercompany Receivables from Non-Debtors

Enron Broadband Services Japan K.K.                                         0.0                       0.0
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other                                                                         -                         -
                                                                           ----                       ---
  Total                                                                     0.0                       0.0

Equity / Preferred Equity Interests in Affiliates

Backbone Trust 2                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
Other                                                                       n.a.                        -
                                                                                                      ---
  Total                                                                                                 -

                                                                                                      ---
Total Allocated - Stand-Alone                                                                         8.5
                                                                                                      ===

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                        1.4                      1.4
Secured Claims                                                                 -                        -
Priority Claims                                                              1.4                      1.4
Intercompany Payables Post Petition                                          1.0                      1.0
                                                                           -----                      ---
  Total Administrative, Secured & Priority                                   3.8                      3.8

Pre Petition General Unsecured Claims

Debt                                                                           -                        -
SPE Obligations                                                                -                        -
Guarantee Obligations                                                          -                        -
Trade & A/P Liabilities                                                     90.4                      4.2
Other Liabilities                                                            0.1                      0.0

Intercompany Payables Pre Petition

Enron Corp.                                                                  8.0                      0.4
Enron Broadband Services, Inc.                                               2.0                      0.1
Risk Management & Trading Corp.                                              0.4                      0.0
                                                                               -                        -
Other Debtors                                                                  -                        -
Enron Media Services, L.P.                                                   0.5                      0.0
Enron Global Semiconductor Services, L.P.                                    0.4                      0.0
                                                                               -                        -
                                                                               -                        -
Other Non-Debtors                                                              -                        -
                                                                           -----                      ---
  Total Intercompany Payables                                               11.4                      0.5

                                                                           -----                      ---
Total General Unsecured                                                    101.9                      4.7

Subordinated Claims                                                            -                        -
                                                                           -----                      ---
  Total                                                                    105.7                      8.5

Equity                                                                      n.a.                        -

                                                                           -----                      ---
  Total Allocated - Stand-Alone                                            105.7                      8.5
                                                                           =====                      ===

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON CAPITAL & TRADE RESOURCES INTERNATIONAL CORP.
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                                                        25.6%
PLAN GUARANTEE                                                                                 0.0%
Stand-Alone General Unsecured                                                                 28.5%
Modified Consolidated General Unsecured                                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                     20.6
Directly Held Assets to be Liquidated                                       n.a.                    108.5
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                    -----
  Total Directly Held Assets                                                                        129.1

Intercompany Post Petition Receivables from Debtors                         81.7                     81.6

Intercompany Pre Petition Receivables from Debtors

Enron Corp.                                                                 76.0                     12.6
Risk Management & Trading Corp.                                              8.0                      8.0
Enron Expat Services Inc.                                                    0.2                      0.1
Enron Industrial Markets LLC                                                 0.1                        -
Other                                                                          -                        -
                                                                           -----                    -----
  Total                                                                     84.3                     20.7

Intercompany Receivables from Non-Debtors

ECT Investments, Inc.                                                       34.6                     34.6
Enron Holdings 1, S.L.                                                       3.2                      2.3
Enron Finland Energy Oy                                                      5.8                      0.6
Enron Energy Services International Co.                                      0.4                      0.4
Other                                                                        1.3                      0.5
                                                                           -----                    -----
  Total                                                                     45.3                     38.4

Equity / Preferred Equity Interests in Affiliates

Enron Europe Finance & Trading Limited                                      n.a.                     10.0
Enron Capital & Trade Resources International Corp. - Swedish Branch        n.a.                        -
Enron Finland Energy Oy                                                     n.a.                        -
Enron CASH Company No. 6, L.L.C.                                            n.a.                        -
Other                                                                       n.a.                        -
                                                                                                    -----
  Total                                                                                              10.0

                                                                                                    -----
Total Allocated - Stand-Alone                                                                       279.8
                                                                                                    =====

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                       12.2                     12.2
Secured Claims                                                              29.9                     29.9
Priority Claims                                                              1.1                      1.1
Intercompany Payables Post Petition                                          8.5                      8.5
                                                                           -----                    -----
  Total Administrative, Secured & Priority                                  51.7                     51.7

Pre Petition General Unsecured Claims

Debt                                                                         2.7                      0.8
SPE Obligations                                                                -                        -
Guarantee Obligations                                                          -                        -
Trade & A/P Liabilities                                                    170.4                     48.5
Other Liabilities                                                          155.1                     44.2

Intercompany Payables Pre Petition

Enron North America Corp.                                                  448.0                    127.5
Enron Gas Liquids, Inc.                                                     14.1                      4.0
Enron Liquid Fuels, Inc.                                                     1.9                      0.5
EnronOnline, LLC                                                             0.6                      0.2
Other Debtors                                                                0.1                      0.0
Enron Capital & Trade Global Resources Corp.                                 8.0                      2.3
Enron Europe Finance & Trading Limited                                       0.2                      0.1
                                                                               -                        -
                                                                               -                        -
Other Non-Debtors                                                              -                        -
                                                                           -----                    -----
  Total Intercompany Payables                                              472.8                    134.6

                                                                           -----                    -----
Total General Unsecured                                                    801.1                    228.1

Subordinated Claims                                                            -                        -
                                                                           -----                    -----
  Total                                                                    852.8                    279.8

Equity                                                                      n.a.                        -

                                                                           -----                    -----
  Total Allocated - Stand-Alone                                            852.8                    279.8
                                                                           =====                    =====

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON CARIBBEAN BASIN LLC
($'s in millions)

      UNSECURED RECOVERY %
      --------------------
PLAN GENERAL UNSECURED                                               16.5%
PLAN GUARANTEE                                                        0.0%
Stand-Alone General Unsecured                                        15.3%
Modified Consolidated General Unsecured                              19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                        -
Directly Held Assets to be Liquidated                                       n.a.                      0.2
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                      1.0
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                     ----
  Total Directly Held Assets                                                                          1.2

Intercompany Post Petition Receivables from Debtors                          0.0                      0.0

Intercompany Pre Petition Receivables from Debtors
Enron Global LNG LLC                                                        17.9                     17.9
The Protane Corporation                                                     16.2                     16.2
Enron Equipment Procurement Company                                         50.4                      9.6
Enron Asia Pacific/Africa/China LLC                                          4.4                      1.7
Other                                                                       13.4                      0.8
                                                                           -----                     ----
  Total                                                                    102.3                     46.3

Intercompany Receivables from Non-Debtors
Enron International Chengdu Power Ltd.                                       1.2                      1.2
Enron International Power Barge Ltd.                                         2.7                      1.2
Enron Internacional Panama, S.A.                                             6.1                      0.7
Enron Panama Management Services L.L.C.                                      0.6                      0.6
Other                                                                       10.6                      2.3
                                                                           -----                     ----
  Total                                                                     21.3                      6.0

Equity / Preferred Equity Interests in Affiliates
Enron Guatemala Holdings Ltd.                                               n.a.                     17.0
Enron Americas, Inc.                                                        n.a.                      3.9
Enron Capital Investments Corp.                                             n.a.                      1.7
Enron Venezuela Ltd.                                                        n.a.                      0.4
Other                                                                       n.a.                      0.6
                                                                                                     ----
  Total                                                                                              23.5

                                                                                                     ----
 Total Allocated - Stand-Alone                                                                       77.1
                                                                                                     ====

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                       27.7                     27.7
Secured Claims                                                               0.0                      0.0
Priority Claims                                                                -                        -
Intercompany Payables Post Petition                                            -                        -
                                                                           -----                     ----
  Total Administrative, Secured & Priority                                  27.7                     27.7

Pre Petition General Unsecured Claims
Debt                                                                           -                        -
SPE Obligations                                                              0.0                      0.0
Guarantee Obligations                                                          -                        -
Trade & A/P Liabilities                                                      0.4                      0.1
Other Liabilities                                                            0.1                      0.0

Intercompany Payables Pre Petition
Enron Corp.                                                                266.2                     40.9
Enron Net Works LLC                                                          8.4                      1.3
Atlantic Commercial Finance, Inc.                                            6.9                      1.1
Enron Property & Services Corp.                                              5.9                      0.9
Other Debtors                                                               10.6                      1.6
Enron Caribbean Holdings Ltd.                                               16.0                      2.5
Energy Caribbean Finance Company                                             2.3                      0.3
Enron Overseas Services Corp.                                                1.6                      0.2
Enron Caribbean Basin Finance LLC                                            0.8                      0.1
Other Non-Debtors                                                            2.7                      0.4
                                                                           -----                     ----
  Total Intercompany Payables                                              321.4                     49.3

                                                                           -----                     ----
Total General Unsecured                                                    321.8                     49.4

Subordinated Claims                                                            -                        -
                                                                           -----                     ----
  Total                                                                    349.5                     77.1

Equity                                                                      n.a.                        -

                                                                           -----                     ----
  Total Allocated - Stand-Alone                                            349.5                     77.1
                                                                           =====                     ====

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON CARIBE VI HOLDINGS LTD.
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                                5.7%
PLAN GUARANTEE                                        0.0%
Stand-Alone General Unsecured                         0.0%
Modified Consolidated General Unsecured              19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                        -
Directly Held Assets to be Liquidated                                       n.a.                        -
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                      ---
  Total Directly Held Assets                                                                            -

Intercompany Post Petition Receivables from Debtors                            -                        -

Intercompany Pre Petition Receivables from Debtors
Atlantic Commercial Finance, Inc.                                            0.0                      0.0
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                            ----                      ---
  Total                                                                      0.0                      0.0

Intercompany Receivables from Non-Debtors
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
                                                                               -                        -
Other                                                                          -                        -
                                                                            ----                      ---
  Total                                                                        -                        -

Equity / Preferred Equity Interests in Affiliates
Enron Caribe VI Ltd.                                                        n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
Other                                                                       n.a.                        -
                                                                                                      ---
  Total                                                                                                 -

                                                                                                      ---
Total Allocated - Stand-Alone                                                                         0.0
                                                                                                      ===

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                       0.2                       0.0
Secured Claims                                                                -                         -
Priority Claims                                                               -                         -
Intercompany Payables Post Petition                                           -                         -
                                                                           ----                       ---
  Total Administrative, Secured & Priority                                  0.2                       0.0

Pre Petition General Unsecured Claims
Debt                                                                          -                         -
SPE Obligations                                                               -                         -
Guarantee Obligations                                                         -                         -
Trade & A/P Liabilities                                                       -                         -
Other Liabilities                                                             -                         -

Intercompany Payables Pre Petition
Enron Development Funding Ltd.                                              0.0                         -
Enron Caribbean Basin LLC                                                   0.0                         -
                                                                              -                         -
                                                                              -                         -
Other Debtors                                                                 -                         -
Enron Caribe VI Ltd.                                                        0.0                         -
                                                                              -                         -
                                                                              -                         -
                                                                              -                         -
Other Non-Debtors                                                             -                         -
                                                                           ----                       ---
  Total Intercompany Payables                                               0.0                         -

                                                                           ----                       ---
Total General Unsecured                                                     0.0                         -

Subordinated Claims                                                           -                         -
                                                                           ----                       ---
  Total                                                                     0.2                       0.0

Equity                                                                     n.a.                         -

                                                                           ----                       ---
  Total Allocated - Stand-Alone                                             0.2                       0.0
                                                                           ====                       ===

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON COMMERCIAL FINANCE LTD.
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                            75.7%
PLAN GUARANTEE                                     0.0%
Stand-Alone General Unsecured                    100.0%
Modified Consolidated General Unsecured           19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                        -
Directly Held Assets to be Liquidated                                       n.a.                        -
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                      0.0
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                      ---
  Total Directly Held Assets                                                                          0.0

Intercompany Post Petition Receivables from Debtors                            -                        -

Intercompany Pre Petition Receivables from Debtors
Enron Development Funding Ltd.                                              11.8                      2.4
Enron Caribbean Basin LLC                                                    0.3                      0.0
Enron Corp.                                                                  0.2                      0.0
Atlantic Commercial Finance, Inc.                                            0.1                      0.0
Other                                                                        0.0                      0.0
                                                                           -----                      ---
  Total                                                                     12.4                      2.5

Intercompany Receivables from Non-Debtors
Enron Pipeline Colombia Limited Partnership                                  0.1                      0.0
Enron Power I (Puerto Rico), Inc.                                            0.0                      0.0
Enron Pipeline Company - Argentina S.A.                                      0.0                      0.0
                                                                               -                        -
Other                                                                          -                        -
                                                                           -----                      ---
  Total                                                                      0.1                      0.0

Equity / Preferred Equity Interests in Affiliates
Enron Colombia Transportation Ltd.                                          n.a.                        -
Enron Pipeline Colombia Limited Partnership                                 n.a.                        -
Enron Colombia Investments Limited Partnership                              n.a.                        -
Centragas - Transportadora de Gas de la Region Central
  de Enron evelopment & Cia., S.C.A.                                        n.a.                        -
Other                                                                       n.a.                        -
                                                                                                      ---
  Total                                                                                                 -

                                                                                                      ---
Total Allocated - Stand-Alone                                                                         2.5
                                                                                                      ===

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                       0.2                       0.2
Secured Claims                                                                -                         -
Priority Claims                                                               -                         -
Intercompany Payables Post Petition                                           -                         -
                                                                           ----                       ---
  Total Administrative, Secured & Priority                                  0.2                       0.2

Pre Petition General Unsecured Claims
Debt                                                                        0.0                       0.0
SPE Obligations                                                               -                         -
Guarantee Obligations                                                         -                         -
Trade & A/P Liabilities                                                       -                         -
Other Liabilities                                                             -                         -

Intercompany Payables Pre Petition
Enron South America LLC                                                     0.0                       0.0
Enron International Holdings Corp.                                          0.0                       0.0
                                                                              -                         -
                                                                              -                         -
Other Debtors                                                                 -                         -
Enron Colombia Transportation B.V.                                          0.1                       0.1
Centragas - Transportadora de Gas de la Region Central
  de Enron evelopment & Cia., S.C.A.                                        0.0                       0.0
Enron International Development Services, Inc.                              0.0                       0.0
Enron Colombia Transportation Ltd.                                          0.0                       0.0
Other Non-Debtors                                                             -                         -
                                                                           ----                       ---
  Total Intercompany Payables                                               0.1                       0.1

                                                                           ----                       ---
Total General Unsecured                                                     0.1                       0.1

Subordinated Claims                                                           -                         -
                                                                           ----                       ---
  Total                                                                     0.3                       0.3

Equity                                                                     n.a.                       2.2

                                                                           ----                       ---
  Total Allocated - Stand-Alone                                             0.3                       2.5
                                                                           ====                       ===

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON COMMUNICATIONS GROUP, INC.
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                                 5.7%
PLAN GUARANTEE                                         0.0%
Stand-Alone General Unsecured                          0.0%
Modified Consolidated General Unsecured               19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                       -
Directly Held Assets to be Liquidated                                       n.a.                       -
Interests in PGE to be Liquidated                                           n.a.                       -
Directly Held Assets Transferred to CrossCountry                            n.a.                       -
Directly Held Assets Transferred to Prisma                                  n.a.                       -
Directly Held Trading Book Assets                                           n.a.                       -
                                                                                                     ---
  Total Directly Held Assets                                                                           -

Intercompany Post Petition Receivables from Debtors                            -                       -

Intercompany Pre Petition Receivables from Debtors
                                                                               -                       -
                                                                               -                       -
                                                                               -                       -
                                                                               -                       -
Other                                                                          -                       -
                                                                            ----                     ---
  Total                                                                        -                       -

Intercompany Receivables from Non-Debtors
                                                                               -                       -
                                                                               -                       -
                                                                               -                       -
                                                                               -                       -
Other                                                                          -                       -
                                                                            ----                     ---
  Total                                                                        -                       -

Equity / Preferred Equity Interests in Affiliates
EBS Holdings, Inc.                                                          n.a.                       -
Enron Broadband Services, Inc.                                              n.a.                       -
                                                                            n.a.                       -
                                                                            n.a.                       -
Other                                                                       n.a.                       -
                                                                                                     ---
  Total                                                                                                -

                                                                                                     ---
Total Allocated - Stand-Alone                                                                          -
                                                                                                     ===

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                        0.2                       -
Secured Claims                                                                 -                       -
Priority Claims                                                                -                       -
Intercompany Payables Post Petition                                            -                       -
                                                                           -----                     ---
  Total Administrative, Secured & Priority                                   0.2                       -

Pre Petition General Unsecured Claims
Debt                                                                           -                       -
SPE Obligations                                                                -                       -
Guarantee Obligations                                                          -                       -
Trade & A/P Liabilities                                                        -                       -
Other Liabilities                                                              -                       -

Intercompany Payables Pre Petition
Enron Broadband Services, Inc.                                              11.2                       -
Enron Corp.                                                                  0.0                       -
                                                                               -                       -
                                                                               -                       -
Other Debtors                                                                  -                       -
                                                                               -                       -
                                                                               -                       -
                                                                               -                       -
                                                                               -                       -
Other Non-Debtors                                                              -                       -
                                                                           -----                     ---
  Total Intercompany Payables                                               11.3                       -

                                                                           -----                     ---
Total General Unsecured                                                     11.3                       -

Subordinated Claims                                                            -                       -
                                                                           -----                     ---
  Total                                                                     11.5                       -

Equity                                                                      n.a.                       -

                                                                           -----                     ---
  Total Allocated - Stand-Alone                                             11.5                       -
                                                                           =====                     ===

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

     APPENDIX C-I

ENRON COMMUNICATIONS LEASING CORP.
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                               19.3%
PLAN GUARANTEE                                        0.0%
Stand-Alone General Unsecured                        19.4%
Modified Consolidated General Unsecured              19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Cash                                                                        n.a.                      0.1
Directly Held Assets to be Liquidated                                       n.a.                      0.1
Interests in PGE to be Liquidated                                           n.a.                        -
Directly Held Assets Transferred to CrossCountry                            n.a.                        -
Directly Held Assets Transferred to Prisma                                  n.a.                        -
Directly Held Trading Book Assets                                           n.a.                        -
                                                                                                     ----
  Total Directly Held Assets                                                                          0.1

Intercompany Post Petition Receivables from Debtors                         25.6                     25.6

Intercompany Pre Petition Receivables from Debtors
Enron Broadband Services, Inc.                                              40.9                      3.8
Enron North America Corp.                                                    0.0                      0.0
Artemis Associates, L.L.C.                                                   0.0                      0.0
Enron WarpSpeed Services, Inc.                                               0.5                        -
Other                                                                          -                        -
                                                                           -----                     ----
  Total                                                                     41.4                      3.8

Intercompany Receivables from Non-Debtors
Enron Broadband Services Network Y.K.                                        0.4                      0.0
ECT Investments, Inc.                                                        0.0                      0.0
Enron Broadband Services Australia Pty Limited                               0.0                      0.0
                                                                               -                        -
Other                                                                          -                        -
                                                                           -----                     ----
  Total                                                                      0.4                      0.0

Equity / Preferred Equity Interests in Affiliates
                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
                                                                            n.a.                        -
Other                                                                       n.a.                        -
                                                                                                     ----
  Total                                                                                                 -

                                                                                                     ----
Total Allocated - Stand-Alone                                                                        29.6
                                                                                                     ====

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -------------------------------------
                                                                           FACE                STAND-ALONE VALUE
                                                                           ----                -----------------
Administrative Claims (Post Petition)                                        0.4                      0.4
Secured Claims                                                               0.0                      0.0
Priority Claims                                                              0.1                      0.1
Intercompany Payables Post Petition                                          0.3                      0.3
                                                                           -----                     ----
  Total Administrative, Secured & Priority                                   0.8                      0.8

Pre Petition General Unsecured Claims
Debt                                                                           -                        -
SPE Obligations                                                                -                        -
Guarantee Obligations                                                          -                        -
Trade & A/P Liabilities                                                      0.9                      0.2
Other Liabilities                                                            0.0                      0.0

Intercompany Payables Pre Petition
Enron Corp.                                                                147.3                     28.5
Enron Property & Services Corp.                                              0.0                      0.0
Enron Engineering & Construction Company                                     0.0                      0.0
Enron Net Works LLC                                                          0.0                      0.0
Other Debtors                                                                  -                        -
Enron Transition Company, Inc.                                               0.3                      0.1
Enron Administrative Services Corp.                                          0.1                      0.0
                                                                               -                        -
                                                                               -                        -
Other Non-Debtors                                                              -                        -
                                                                           -----                     ----
  Total Intercompany Payables                                              147.7                     28.6

                                                                           -----                     ----
Total General Unsecured                                                    148.6                     28.8

Subordinated Claims                                                            -                        -
                                                                           -----                     ----
  Total                                                                    149.4                     29.6

Equity                                                                      n.a.                        -

                                                                           -----                     ----
  Total Allocated - Stand-Alone                                            149.4                     29.6
                                                                           =====                     ====

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON CORP.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                      17.4%
PLAN GUARANTEE                              14.5%
Stand-Alone General Unsecured               16.6%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                            DEBTOR'S STAND ALONE ASSETS
                                                                           -----------------------------
                                                                             FACE      STAND-ALONE VALUE
                                                                           --------    -----------------
Cash                                                                           n.a.           442.2
Directly Held Assets to be Liquidated                                          n.a.           514.6
Interests in PGE to be Liquidated                                              n.a.         1,278.0
Directly Held Assets Transferred to CrossCountry                               n.a.           707.2
Directly Held Assets Transferred to Prisma                                     n.a.               -
Directly Held Trading Book Assets                                              n.a.               -
                                                                                           --------
  Total Directly Held Assets                                                                2,942.0

Intercompany Post Petition Receivables from Debtors                           442.6           414.3

Intercompany Pre Petition Receivables from Debtors
Enron Power Marketing, Inc.                                                 4,759.9         1,164.8
Enron Natural Gas Marketing Corp.                                           3,584.0           932.6
Atlantic Commercial Finance, Inc.                                           2,398.4           274.7
Enron Energy Services Operations, Inc.                                      1,742.0           259.2
Other                                                                       9,987.8         1,680.8
                                                                           --------        --------
  Total                                                                    22,472.1         4,312.1

Intercompany Receivables from Non-Debtors
Enron Intermediate Holdings, LLC                                            1,539.6           740.1
Enron Operations, L.P.                                                        300.8           300.8
ECT Europe, Inc.                                                              192.7           117.5
Rheingold GmbH                                                                114.2           114.2
Other                                                                       5,881.0           605.4
                                                                           --------        --------
  Total                                                                     8,028.3         1,877.9

Equity / Preferred Equity Interests in Affiliates
Enron Valkyrie, LLC                                                            n.a.         1,449.5
EOC Preferred, L.L.C.                                                          n.a.           887.5
Organizational Partner, Inc.                                                   n.a.           237.6
Northern Plains Natural Gas Company                                            n.a.           208.3
Other                                                                          n.a.           715.1
                                                                                           --------
  Total                                                                                     3,498.0

                                                                                           --------
Total Allocated - Stand-Alone                                                              13,044.3
                                                                                           ========

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                              FACE        STAND-ALONE VALUE
                                                                           ----------     ------------------
Administrative Claims (Post Petition)                                           619.8             619.8
Secured Claims                                                                   11.9              11.9
Priority Claims                                                                 109.4             109.4
Intercompany Payables Post Petition                                           1,019.5           1,019.5
                                                                             --------          --------
  Total Administrative, Secured & Priority                                    1,760.6           1,760.6

Pre Petition General Unsecured Claims
Debt                                                                         10,517.0           1,747.7
SPE Obligations                                                               9,816.2           1,631.2
Guarantee Obligations                                                         9,516.9           1,581.5
Trade & A/P Liabilities                                                         129.6              21.5
Other Liabilities                                                             7,542.8           1,253.4

Intercompany Payables Pre Petition
Enron North America Corp.                                                    12,698.6           2,110.2
Risk Management & Trading Corp.                                               3,100.0             515.1
Risk Management & Trading Corp.                                               2,016.7             335.1
Enron Transportation Services Company                                         1,790.8             297.6
Other Debtors                                                                 4,064.0             675.3
Enron Facility Services, Inc.                                                   830.8             138.1
Transwestern Pipeline Company                                                   789.0             131.1
JILP-L.P., Inc.                                                                 696.2             115.7
Enron Communications Investments Corp                                           455.6              75.7
Other Non-Debtors                                                             2,983.5             495.8
                                                                             --------          --------
  Total Intercompany Payables                                                29,425.3           4,889.7

                                                                             --------          --------
Total General Unsecured                                                      66,947.7          11,125.0

Subordinated Claims                                                             954.7             158.6
                                                                             --------          --------
  Total                                                                      69,663.1          13,044.3

Equity                                                                           n.a.                 -

                                                                             --------          --------
  Total Allocated - Stand-Alone                                              69,663.1          13,044.3
                                                                             ========          ========

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON CREDIT INC.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                     9.6%
PLAN GUARANTEE                             0.0%
Stand-Alone General Unsecured              5.6%
Modified Consolidated General Unsecured   19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                           FACE      STAND-ALONE VALUE
                                                                           -----     -----------------
Cash                                                                        n.a.             -
Directly Held Assets to be Liquidated                                       n.a.           0.0
Interests in PGE to be Liquidated                                           n.a.             -
Directly Held Assets Transferred to CrossCountry                            n.a.             -
Directly Held Assets Transferred to Prisma                                  n.a.             -
Directly Held Trading Book Assets                                           n.a.             -
                                                                                           ---
  Total Directly Held Assets                                                               0.0

Intercompany Post Petition Receivables from Debtors                            -             -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                                  4.5           0.8
                                                                               -             -
                                                                               -             -
                                                                               -             -
Other                                                                          -             -
                                                                            ----           ---
  Total                                                                      4.5           0.8

Intercompany Receivables from Non-Debtors
ECT Europe Finance, Inc.                                                    11.1           3.3
Enron Credit Holdings Inc.                                                   0.0           0.0
                                                                               -             -
                                                                               -             -
Other                                                                          -             -
                                                                            ----           ---
  Total                                                                     11.1           3.3

Equity / Preferred Equity Interests in Affiliates

                                                                            n.a.             -
                                                                            n.a.             -
                                                                            n.a.             -
                                                                            n.a.             -
Other                                                                       n.a.             -
                                                                                           ---
  Total                                                                                      -

                                                                                           ---
Total Allocated - Stand-Alone                                                              4.1
                                                                                           ===

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                FACE     STAND-ALONE VALUE
                                                                                ----     -----------------
Administrative Claims (Post Petition)                                            0.4           0.4
Secured Claims                                                                     -             -
Priority Claims                                                                    -             -
Intercompany Payables Post Petition                                                -             -
                                                                                ----           ---
  Total Administrative, Secured & Priority                                       0.4           0.4

Pre Petition General Unsecured Claims
Debt                                                                               -             -
SPE Obligations                                                                    -             -
Guarantee Obligations                                                              -             -
Trade & A/P Liabilities                                                            -             -
Other Liabilities                                                               60.0           3.4

Intercompany Payables Pre Petition
Enron North America Corp.                                                        5.7           0.3
Enron Net Works LLC                                                              1.0           0.1
Enron Metals & Commodity Corp.                                                   0.0           0.0
                                                                                   -             -
Other Debtors                                                                      -             -
                                                                                   -             -
                                                                                   -             -
                                                                                   -             -
                                                                                   -             -
Other Non-Debtors                                                                  -             -
                                                                                ----           ---
  Total Intercompany Payables                                                    6.7           0.4

                                                                                ----           ---
Total General Unsecured                                                         66.7           3.7

Subordinated Claims                                                                -             -
                                                                                ----           ---
  Total                                                                         67.1           4.1

Equity                                                                          n.a.             -

                                                                                ----           ---
  Total Allocated - Stand-Alone                                                 67.1           4.1
                                                                                ====           ===

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON DEVELOPMENT CORP.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                    17.7%
PLAN GUARANTEE                             0.0%
Stand-Alone General Unsecured             17.1%
Modified Consolidated General Unsecured   19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                           --------  -----------------
Cash                                                                         n.a.          19.1
Directly Held Assets to be Liquidated                                        n.a.           0.0
Interests in PGE to be Liquidated                                            n.a.             -
Directly Held Assets Transferred to CrossCountry                             n.a.             -
Directly Held Assets Transferred to Prisma                                   n.a.             -
Directly Held Trading Book Assets                                            n.a.             -
                                                                                           ----
  Total Directly Held Assets                                                               19.1

Intercompany Post Petition Receivables from Debtors                             -             -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                                 223.2          37.1
Enron South America LLC                                                      50.8          14.8
Enron International Holdings Corp.                                            9.7           0.8
Enron Mauritius Company                                                      38.3             -
Other                                                                           -             -
                                                                            -----          ----
  Total                                                                     321.9          52.8

Intercompany Receivables from Non-Debtors
Hainan Meinan Power Company CJV                                               1.1           1.1
Enron Papua New Guinea Ltd.                                                   2.8           0.1
Travamark Two B.V.                                                            0.0           0.0
Smith/Enron Cogeneration Limited Partnership                                 22.1             -
Other                                                                         8.0             -
                                                                            -----          ----
  Total                                                                      34.0           1.2

Equity / Preferred Equity Interests in Affiliates
Enron Development Corp. - Colombia Branch                                    n.a.           0.3
Enron Reserve Holdings                                                       n.a.           0.0
Enron Development Vietnam L.L.C.                                             n.a.             -
Enron LNG Development Corp.                                                  n.a.             -
Other                                                                        n.a.             -
                                                                                           ----
  Total                                                                                     0.3

                                                                                           ----
Total Allocated - Stand-Alone                                                              73.3
                                                                                           ====

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                               FACE        STAND-ALONE VALUE
                                                                           -----------    --------------------
Administrative Claims (Post Petition)                                           0.4               0.4
Secured Claims                                                                    -                 -
Priority Claims                                                                   -                 -
Intercompany Payables Post Petition                                               -                 -
                                                                              -----              ----
  Total Administrative, Secured & Priority                                      0.4               0.4

Pre Petition General Unsecured Claims
Debt                                                                              -                 -
SPE Obligations                                                                 0.0               0.0
Guarantee Obligations                                                             -                 -
Trade & A/P Liabilities                                                         1.6               0.3
Other Liabilities                                                               0.6               0.1

Intercompany Payables Pre Petition
Enron Transportation Services Company                                         406.1              69.4
Enron Power Corp.                                                               5.4               0.9
Enron India LLC                                                                 4.2               0.7
Enron Caribbean Basin LLC                                                       1.0               0.2
Other Debtors                                                                   0.0               0.0
Enron Development Piti Holdings Corp.                                           7.8               1.3
Enron International C.V.                                                        0.0               0.0
Enron Power Philippines Corp.                                                   0.0               0.0
Enron Reserve Holdings                                                          0.0               0.0
Other Non-Debtors                                                                 -                 -
                                                                              -----              ----
  Total Intercompany Payables                                                 424.5              72.6

                                                                              -----              ----
Total General Unsecured                                                       426.7              72.9

Subordinated Claims                                                               -                 -
                                                                              -----              ----
  Total                                                                       427.1              73.3

Equity                                                                         n.a.                 -
                                                                              -----              ----
  Total Allocated - Stand-Alone                                               427.1              73.3
                                                                              =====              ====

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON DEVELOPMENT FUNDING LTD.
($'s in millions)

            UNSECURED RECOVERY %
-----------------------------------------------
PLAN GENERAL UNSECURED                             20.1%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                      20.6%
Modified Consolidated General Unsecured            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                           --------  -----------------
Cash                                                                           n.a.            -
Directly Held Assets to be Liquidated                                          n.a.            -
Interests in PGE to be Liquidated                                              n.a.            -
Directly Held Assets Transferred to CrossCountry                               n.a.            -
Directly Held Assets Transferred to Prisma                                     n.a.            -
Directly Held Trading Book Assets                                              n.a.            -
                                                                                           -----
  Total Directly Held Assets                                                                   -

Intercompany Post Petition Receivables from Debtors                               -            -

Intercompany Pre Petition Receivables from Debtors
Enron do Brazil Holdings Ltd.                                                  59.4          5.8
Enron Brazil Power Holdings I Ltd.                                             19.0          4.4
Risk Management & Trading Corp.                                                 0.5          0.5
Atlantic Commercial Finance, Inc.                                               0.1          0.0
Other                                                                         207.1          0.0
                                                                            -------        -----
  Total                                                                       286.1         10.8

Intercompany Receivables from Non-Debtors
Enron Brazil Power Holdings IV Ltd.                                           312.2        153.5
Enron India GDR Holding Ltd.                                                   73.2         52.0
Terraco Investments Ltd.                                                      177.5         46.7
Enron International Chengdu Power Holdings Ltd.                                58.0         32.7
Other                                                                         962.1        141.6
                                                                            -------        -----
  Total                                                                     1,583.0        426.4

Equity / Preferred Equity Interests in Affiliates
Ponderosa Assets, L.P.                                                         n.a.          0.6
                                                                               n.a.            -
                                                                               n.a.            -
                                                                               n.a.            -
Other                                                                          n.a.            -
                                                                                           -----
  Total                                                                                      0.6

                                                                                           -----
Total Allocated - Stand-Alone                                                              437.8
                                                                                           =====

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                           -------------     -----------------
Administrative Claims (Post Petition)                                             0.6               0.6
Secured Claims                                                                    0.0               0.0
Priority Claims                                                                     -                 -
Intercompany Payables Post Petition                                                 -                 -
                                                                              -------             -----
  Total Administrative, Secured & Priority                                        0.6               0.6

Pre Petition General Unsecured Claims
Debt                                                                             27.4               5.6
SPE Obligations                                                                 854.9             175.8
Guarantee Obligations                                                               -                 -
Trade & A/P Liabilities                                                             -                 -
Other Liabilities                                                                53.2              10.9

Intercompany Payables Pre Petition
Enron Corp.                                                                     579.2             119.1
Enron Commercial Finance Ltd.                                                    11.8               2.4
Enron South America LLC                                                           6.1               1.2
Nowa Sarzyna Holding B.V.                                                         2.0               0.4
Other Debtors                                                                     0.5               0.1
Enron Canada Corp.                                                              187.4              38.5
LNG Power IV Limited                                                             94.1              19.4
Enron Power Philippines Corp.                                                    90.1              18.5
Enron LNG Power (Atlantic) Ltd.                                                  52.8              10.8
Other Non-Debtors                                                               166.9              34.3
                                                                              -------             -----
  Total Intercompany Payables                                                 1,191.0             244.9

                                                                              -------             -----
Total General Unsecured                                                       2,126.5             437.2

Subordinated Claims                                                                 -                 -
                                                                              -------             -----
  Total                                                                       2,127.1             437.8

Equity                                                                           n.a.                 -

                                                                              -------             -----
  Total Allocated - Stand-Alone                                               2,127.1             437.8
                                                                              =======             =====

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON DEVELOPMENT MANAGEMENT LTD.
($'s in millions)

         UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                    75.7%
PLAN GUARANTEE                             0.0%
Stand-Alone General Unsecured            100.0%
Modified Consolidated General Unsecured   19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                           --------  -----------------
Cash                                                                          n.a.             -
Directly Held Assets to be Liquidated                                         n.a.             -
Interests in PGE to be Liquidated                                             n.a.             -
Directly Held Assets Transferred to CrossCountry                              n.a.             -
Directly Held Assets Transferred to Prisma                                    n.a.             -
Directly Held Trading Book Assets                                             n.a.             -
                                                                                            ----
  Total Directly Held Assets                                                                   -

Intercompany Post Petition Receivables from Debtors                             -              -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                                   0.0            0.0
                                                                                -              -
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                           -------          ----
  Total                                                                       0.0            0.0

Intercompany Receivables from Non-Debtors

                                                                                -              -
                                                                                -              -
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                           -------          ----
  Total                                                                         -              -

Equity / Preferred Equity Interests in Affiliates
Enron Guam Piti Corporation                                                   n.a.           0.5
                                                                              n.a.             -
                                                                              n.a.             -
                                                                              n.a.             -
Other                                                                         n.a.             -
                                                                                            ----
  Total                                                                                      0.5

                                                                                            ----
Total Allocated - Stand-Alone                                                                0.5
                                                                                            ====

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                           --------------    -----------------
Administrative Claims (Post Petition)                                           0.2                 0.2
Secured Claims                                                                    -                   -
Priority Claims                                                                   -                   -
Intercompany Payables Post Petition                                               -                   -
                                                                                ---                 ---
  Total Administrative, Secured & Priority                                      0.2                 0.2

Pre Petition General Unsecured Claims
Debt                                                                              -                   -
SPE Obligations                                                                   -                   -
Guarantee Obligations                                                             -                   -
Trade & A/P Liabilities                                                           -                   -
Other Liabilities                                                                 -                   -

Intercompany Payables Pre Petition
Enron Development Funding Ltd.                                                  0.0                 0.0
Enron Asia Pacific/Africa/China LLC                                             0.0                 0.0
                                                                                  -                   -
                                                                                  -                   -
Other Debtors                                                                     -                   -
Enron Guam Piti Corporation                                                     0.0                 0.0
                                                                                  -                   -
                                                                                  -                   -
                                                                                  -                   -
Other Non-Debtors                                                                 -                   -
                                                                                ---                 ---
  Total Intercompany Payables                                                   0.0                 0.0

                                                                                ---                 ---
Total General Unsecured                                                         0.0                 0.0

Subordinated Claims                                                               -                   -
                                                                                ---                 ---
  Total                                                                         0.2                 0.2

Equity                                                                          n.a.                0.3

                                                                                ---                 ---
  Total Allocated - Stand-Alone                                                 0.2                 0.5
                                                                                ===                 ===

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON DO BRAZIL HOLDINGS LTD.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                    12.6%
PLAN GUARANTEE                             0.0%
Stand-Alone General Unsecured              9.8%
Modified Consolidated General Unsecured   19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                           --------  -----------------
Cash                                                                          n.a.          0.0
Directly Held Assets to be Liquidated                                         n.a.          0.0
Interests in PGE to be Liquidated                                             n.a.            -
Directly Held Assets Transferred to CrossCountry                              n.a.            -
Directly Held Assets Transferred to Prisma                                    n.a.            -
Directly Held Trading Book Assets                                             n.a.            -
                                                                                           ----
  Total Directly Held Assets                                                                0.0

Intercompany Post Petition Receivables from Debtors                              -            -

Intercompany Pre Petition Receivables from Debtors
Enron Brazil Power Holdings I Ltd.                                             0.5          0.1
                                                                                 -            -
                                                                                 -            -
                                                                                 -            -
Other                                                                            -            -
                                                                             -----         ----
  Total                                                                        0.5          0.1

Intercompany Receivables from Non-Debtors
Enron Netherlands Holding B.V.                                               169.0          7.3
Enron (Bolivia) C.V.                                                           2.1          2.1
Enron Electric Power Brazil C.V.                                               3.7          1.1
Enron International Bolivia Holdings Ltd.                                      0.0          0.0
Other                                                                          3.0            -
                                                                             -----         ----
  Total                                                                      177.8         10.5

Equity / Preferred Equity Interests in Affiliates
Enron do Brazil Investments Ltd.                                              n.a.            -
EPE Holdings Ltd.                                                             n.a.            -
                                                                              n.a.            -
                                                                              n.a.            -
Other                                                                         n.a.            -
                                                                                           ----
  Total                                                                                       -

                                                                                           ----
Total Allocated - Stand-Alone                                                              10.6
                                                                                           ====

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                           ---------------   -----------------
Administrative Claims (Post Petition)                                            3.3                3.3
Secured Claims                                                                     -                  -
Priority Claims                                                                    -                  -
Intercompany Payables Post Petition                                                -                  -
                                                                                ----               ----
  Total Administrative, Secured & Priority                                       3.3                3.3

Pre Petition General Unsecured Claims
Debt                                                                               -                  -
SPE Obligations                                                                    -                  -
Guarantee Obligations                                                              -                  -
Trade & A/P Liabilities                                                            -                  -
Other Liabilities                                                                  -                  -

Intercompany Payables Pre Petition
Enron Development Funding Ltd.                                                  59.4                5.8
Enron Corp.                                                                     10.6                1.0
Enron South America LLC                                                          4.9                0.5
                                                                                   -                  -
Other Debtors                                                                      -                  -
Enron Servicios de Energia, S.A.                                                 0.0                0.0
                                                                                   -                  -
                                                                                   -                  -
                                                                                   -                  -
Other Non-Debtors                                                                  -                  -
                                                                                ----               ----
  Total Intercompany Payables                                                   74.9                7.3

                                                                                ----               ----
Total General Unsecured                                                         74.9                7.3

Subordinated Claims                                                                -                  -
                                                                                ----               ----
  Total                                                                         78.2               10.6


Equity                                                                          n.a.                  -
                                                                                ----               ----
  Total Allocated - Stand-Alone                                                 78.2               10.6
                                                                                ====               ====

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON ENERGY INFORMATION SOLUTIONS, INC.
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                      17.8%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured               17.3%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                           --------  -----------------
Cash                                                                         n.a.           2.0
Directly Held Assets to be Liquidated                                        n.a.           0.1
Interests in PGE to be Liquidated                                            n.a.             -
Directly Held Assets Transferred to CrossCountry                             n.a.             -
Directly Held Assets Transferred to Prisma                                   n.a.             -
Directly Held Trading Book Assets                                            n.a.             -
                                                                                           ----
  Total Directly Held Assets                                                                2.1

Intercompany Post Petition Receivables from Debtors                           0.2           0.2

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                                  49.0           8.1
Enron Energy Services, LLC                                                    5.5           1.3
Enron Energy Services, Inc.                                                   3.3           0.7
Enron Energy Services North America, Inc.                                     0.0           0.0
Other                                                                           -             -
                                                                             ----          ----
  Total                                                                      57.8          10.1

Intercompany Receivables from Non-Debtors
EES Property Services, Inc.                                                   0.0           0.0
                                                                                -             -
                                                                                -             -
                                                                                -             -
Other                                                                           -             -
                                                                             ----          ----
  Total                                                                       0.0           0.0

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.             -
                                                                             n.a.             -
                                                                             n.a.             -
                                                                             n.a.             -
Other                                                                        n.a.             -
                                                                                           ----
  Total                                                                                       -

                                                                                           ----
Total Allocated - Stand-Alone                                                              12.5
                                                                                           ====

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                           --------------    -----------------
Administrative Claims (Post Petition)                                            0.3                0.3
Secured Claims                                                                     -                  -
Priority Claims                                                                  0.0                0.0
Intercompany Payables Post Petition                                              0.1                0.1
                                                                                ----               ----
  Total Administrative, Secured & Priority                                       0.5                0.5

Pre Petition General Unsecured Claims
Debt                                                                               -                  -
SPE Obligations                                                                    -                  -
Guarantee Obligations                                                              -                  -
Trade & A/P Liabilities                                                          0.3                0.1
Other Liabilities                                                                0.0                0.0

Intercompany Payables Pre Petition
Enron Energy Services Operations, Inc.                                          69.0               11.9
Enron Property & Services Corp.                                                  0.2                0.0
Artemis Associates, L.L.C.                                                       0.0                0.0
Enron Net Works LLC                                                              0.0                0.0
Other Debtors                                                                      -                  -
                                                                                   -                  -
                                                                                   -                  -
                                                                                   -                  -
                                                                                   -                  -
Other Non-Debtors                                                                  -                  -
                                                                                ----               ----
  Total Intercompany Payables                                                   69.3               12.0

                                                                                ----               ----
Total General Unsecured                                                         69.6               12.0

Subordinated Claims                                                                -                  -
                                                                                ----               ----
  Total                                                                         70.1               12.5

Equity                                                                          n.a.                  -
                                                                                ----               ----
  Total Allocated - Stand-Alone                                                 70.1               12.5
                                                                                ====               ====

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON ENERGY MARKETING CORP.
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                      24.1%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured               26.2%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                           --------  -----------------
Cash                                                                         n.a.           28.9
Directly Held Assets to be Liquidated                                        n.a.            0.8
Interests in PGE to be Liquidated                                            n.a.              -
Directly Held Assets Transferred to CrossCountry                             n.a.              -
Directly Held Assets Transferred to Prisma                                   n.a.              -
Directly Held Trading Book Assets                                            n.a.          127.3
                                                                                           -----
  Total Directly Held Assets                                                               157.0

Intercompany Post Petition Receivables from Debtors                         104.1          104.1

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                                  81.8           13.6
                                                                                -              -
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                            -----          -----
  Total                                                                      81.8           13.6

Intercompany Receivables from Non-Debtors

                                                                                -              -
                                                                                -              -
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                            -----          -----
  Total                                                                         -              -

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.              -
                                                                             n.a.              -
                                                                             n.a.              -
                                                                             n.a.              -
Other                                                                        n.a.              -
                                                                                           -----
  Total                                                                                        -

                                                                                           -----
Total Allocated - Stand-Alone                                                              274.7
                                                                                           =====

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                           --------------    -----------------
Administrative Claims (Post Petition)                                            21.7               21.7
Secured Claims                                                                    0.0                0.0
Priority Claims                                                                   4.1                4.1
Intercompany Payables Post Petition                                              18.0               18.0
                                                                                -----              -----
  Total Administrative, Secured & Priority                                       43.8               43.8

Pre Petition General Unsecured Claims
Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                         198.2               51.9
Other Liabilities                                                               200.0               52.4

Intercompany Payables Pre Petition
Enron Energy Services, Inc.                                                     353.9               92.7
Enron Energy Services Operations, Inc.                                           73.7               19.3
Enron Power Marketing, Inc.                                                      36.4                9.5
Enron Energy Services, LLC                                                       18.8                4.9
Other Debtors                                                                     0.0                0.0
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other Non-Debtors                                                                   -                  -
                                                                                -----              -----
  Total Intercompany Payables                                                   482.8              126.5

                                                                                -----              -----
Total General Unsecured                                                         881.0              230.9

Subordinated Claims                                                                 -                  -
                                                                                -----              -----
  Total                                                                         924.8              274.7

Equity                                                                           n.a.                  -

                                                                                -----              -----
  Total Allocated - Stand-Alone                                                 924.8              274.7
                                                                                =====              =====

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON ENERGY SERVICES NORTH AMERICA, INC.
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                        12.6%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  9.8%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                           --------  -----------------
Cash                                                                          n.a.          0.6
Directly Held Assets to be Liquidated                                         n.a.          0.2
Interests in PGE to be Liquidated                                             n.a.            -
Directly Held Assets Transferred to CrossCountry                              n.a.            -
Directly Held Assets Transferred to Prisma                                    n.a.            -
Directly Held Trading Book Assets                                             n.a.            -
                                                                                           ----
  Total Directly Held Assets                                                                0.8

Intercompany Post Petition Receivables from Debtors                            3.4          3.4

Intercompany Pre Petition Receivables from Debtors
Enron Energy Services Operations, Inc.                                       124.3         18.5
Enron Energy Services, Inc.                                                    8.1          1.6
Enron Federal Solutions, Inc.                                                 13.0          1.1
Enron Engineering & Construction Company                                       0.7          0.1
Other                                                                          1.2          0.2
                                                                             -----         ----
  Total                                                                      147.3         21.5

Intercompany Receivables from Non-Debtors
EES Property Services, Inc.                                                    1.6          1.1
Enron Power Construction Company                                               0.0          0.0
The BMP Team, L.L.C.                                                           1.9            -
                                                                                 -            -
Other                                                                            -            -
                                                                             -----         ----
  Total                                                                        3.5          1.1

Equity / Preferred Equity Interests in Affiliates
The BMP Team, L.L.C.                                                          n.a.            -
Bentley Energy Services, Inc.                                                 n.a.            -
                                                                              n.a.            -
                                                                              n.a.            -
Other                                                                         n.a.            -
                                                                                           ----
  Total                                                                                       -

                                                                                           ----
Total Allocated - Stand-Alone                                                              26.9
                                                                                           ====

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                           --------------    -----------------
Administrative Claims (Post Petition)                                             1.2               1.2
Secured Claims                                                                    2.8               2.8
Priority Claims                                                                   0.3               0.3
Intercompany Payables Post Petition                                               2.1               2.1
                                                                                -----              ----
  Total Administrative, Secured & Priority                                        6.4               6.4

Pre Petition General Unsecured Claims
Debt                                                                                -                 -
SPE Obligations                                                                     -                 -
Guarantee Obligations                                                               -                 -
Trade & A/P Liabilities                                                          13.6               1.3
Other Liabilities                                                                 0.7               0.1

Intercompany Payables Pre Petition
Enron Corp.                                                                     192.9              18.8
Enron Property & Services Corp.                                                   1.0               0.1
Enron Energy Services, LLC                                                        0.8               0.1
EFS Construction Management Services, Inc.                                        0.3               0.0
Other Debtors                                                                     0.1               0.0
Enron Facility Services, Inc.                                                     0.6               0.1
JEDI Hydrocarbon Investments II Limited Partnership                               0.0               0.0
Citrus Corp.                                                                      0.0               0.0
                                                                                    -                 -
Other Non-Debtors                                                                   -                 -
                                                                                -----              ----
  Total Intercompany Payables                                                   195.8              19.1

                                                                                -----              ----
Total General Unsecured                                                         210.1              20.5

Subordinated Claims                                                                 -                 -
                                                                                -----              ----
  Total                                                                         216.5              26.9

Equity                                                                           n.a.                 -

                                                                                -----              ----
  Total Allocated - Stand-Alone                                                 216.5              26.9
                                                                                =====              ====

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON ENERGY SERVICES OPERATIONS, INC.
($'s in millions)

            UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                      16.1%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured               14.9%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                           --------  -----------------
Cash                                                                         n.a.          162.2
Directly Held Assets to be Liquidated                                        n.a.           23.4
Interests in PGE to be Liquidated                                            n.a.              -
Directly Held Assets Transferred to CrossCountry                             n.a.              -
Directly Held Assets Transferred to Prisma                                   n.a.              -
Directly Held Trading Book Assets                                            n.a.           20.0
                                                                                           -----
  Total Directly Held Assets                                                               205.7

Intercompany Post Petition Receivables from Debtors                          91.1           90.8

Intercompany Pre Petition Receivables from Debtors
Enron Energy Services, Inc.                                                 625.8          125.4
Clinton Energy Management Services, Inc.                                    190.0           41.0
Enron Energy Marketing Corp.                                                 73.7           19.3
Enron Energy Information Solutions, Inc.                                     69.0           11.9
Other                                                                        26.7           10.0
                                                                            -----          -----
  Total                                                                     985.3          207.6

Intercompany Receivables from Non-Debtors
Integrated Process Technologies, LLC                                          5.2            1.9
Enron Energy Services International Co.                                       1.5            1.5
Enron California Municipal Services, Inc.                                     0.5            0.5
Enron Energy Services Canada Corp.                                            0.3            0.1
Other                                                                         0.9            0.1
                                                                            -----          -----
  Total                                                                       8.5            4.1

Equity / Preferred Equity Interests in Affiliates
Teal LLC                                                                     n.a.            0.0
Enron Acquisition IV Corp.                                                   n.a.            0.0
McGarret X, L.L.C.                                                           n.a.            0.0
Psyche, L.L.C.                                                               n.a.            0.0
Other                                                                        n.a.            0.0
                                                                                           -----
  Total                                                                                      0.0

                                                                                           -----
Total Allocated - Stand-Alone                                                              508.1
                                                                                           =====

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                           ---------------   -----------------
Administrative Claims (Post Petition)                                             11.8             11.8
Secured Claims                                                                     1.6              1.6
Priority Claims                                                                    7.7              7.7
Intercompany Payables Post Petition                                               50.8             50.8
                                                                               -------            -----
  Total Administrative, Secured & Priority                                        72.0             72.0

Pre Petition General Unsecured Claims
Debt                                                                               0.0              0.0
SPE Obligations                                                                    0.1              0.0
Guarantee Obligations                                                                -                -
Trade & A/P Liabilities                                                          222.4             33.1
Other Liabilities                                                                 10.4              1.6

Intercompany Payables Pre Petition
Enron Corp.                                                                    1,742.0            259.2
Enron Energy Services, LLC                                                       691.1            102.8
Enron Energy Services North America, Inc.                                        124.3             18.5
Tenant Services, Inc.                                                             72.2             10.7
Other Debtors                                                                     65.9              9.8
Integrated Process Technologies, LLC                                               1.7              0.2
Enron Energy Services Capital Corp.                                                0.9              0.1
NewPower Holdings, Inc.                                                            0.2              0.0
Owens Corning Energy LLC                                                           0.1              0.0
Other Non-Debtors                                                                  0.2              0.0
                                                                               -------            -----
  Total Intercompany Payables                                                  2,698.7            401.5

                                                                               -------            -----
Total General Unsecured                                                        2,931.5            436.2

Subordinated Claims                                                                  -                -
                                                                               -------            -----
  Total                                                                        3,003.5            508.1

Equity                                                                            n.a.                -
                                                                               -------            -----
  Total Allocated - Stand-Alone                                                3,003.5            508.1
                                                                               =======            =====

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON ENERGY SERVICES, INC.
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                     19.7%
PLAN GUARANTEE                              0.0%
Stand-Alone General Unsecured              20.0%
Modified Consolidated General Unsecured    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                           --------  -----------------
Cash                                                                           n.a.        285.4
Directly Held Assets to be Liquidated                                          n.a.          8.0
Interests in PGE to be Liquidated                                              n.a.            -
Directly Held Assets Transferred to CrossCountry                               n.a.            -
Directly Held Assets Transferred to Prisma                                     n.a.            -
Directly Held Trading Book Assets                                              n.a.        200.1
                                                                                           -----
  Total Directly Held Assets                                                               493.6

Intercompany Post Petition Receivables from Debtors                           190.5        190.5

Intercompany Pre Petition Receivables from Debtors
Enron Energy Services, LLC                                                    800.4        194.6
Enron Energy Marketing Corp.                                                  353.9         92.7
Clinton Energy Management Services, Inc.                                        7.3          1.6
Tenant Services, Inc.                                                          10.2          1.5
Other                                                                           1.9          0.2
                                                                           --------        -----
  Total                                                                     1,173.6        290.5

Intercompany Receivables from Non-Debtors
Enron Canada Corp.                                                              0.6          0.6
EES Property Services, Inc.                                                     0.8          0.5
Transwestern Pipeline Company                                                   0.0          0.0
Enron Energy Services Capital Corp.                                             0.1          0.0
Other                                                                           0.0          0.0
                                                                           --------        -----
  Total                                                                         1.5          1.1

Equity / Preferred Equity Interests in Affiliates
McGarret II, L.L.C.                                                            n.a.            -
McGarret I, L.L.C.                                                             n.a.            -
McGarret III, L.L.C.                                                           n.a.            -
                                                                               n.a.            -
Other                                                                          n.a.            -
                                                                                           -----
  Total                                                                                        -

                                                                                           -----
Total Allocated - Stand-Alone                                                              975.7
                                                                                           =====

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                           --------------    -----------------
Administrative Claims (Post Petition)                                             35.9              35.9
Secured Claims                                                                     0.8               0.8
Priority Claims                                                                   23.0              23.0
Intercompany Payables Post Petition                                              232.6             232.6
                                                                               -------             -----
  Total Administrative, Secured & Priority                                       292.2             292.2

Pre Petition General Unsecured Claims
Debt                                                                                 -                 -
SPE Obligations                                                                      -                 -
Guarantee Obligations                                                                -                 -
Trade & A/P Liabilities                                                          474.2              95.0
Other Liabilities                                                                390.3              78.2

Intercompany Payables Pre Petition
Enron Corp.                                                                    1,051.3             210.6
Risk Management & Trading Corp.                                                  639.5             128.1
Enron Energy Services Operations, Inc.                                           625.8             125.4
Enron Power Marketing, Inc.                                                       97.2              19.5
Other Debtors                                                                     83.2              16.7
Enron Facility Services, Inc.                                                     46.1               9.2
Enron Energy Services Canada Corp.                                                 2.6               0.5
Enron Canada Corp.                                                                 1.1               0.2
The New Power Company                                                              0.5               0.1
Other Non-Debtors                                                                  0.0               0.0
                                                                               -------             -----
  Total Intercompany Payables                                                  2,547.4             510.3

                                                                               -------             -----
Total General Unsecured                                                        3,411.8             683.5

Subordinated Claims                                                                  -                 -
                                                                               -------             -----
  Total                                                                        3,704.1             975.7

Equity                                                                            n.a.                 -

                                                                               -------             -----
  Total Allocated - Stand-Alone                                                3,704.1             975.7
                                                                               =======             =====

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON ENERGY SERVICES, LLC
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                     22.7%
PLAN GUARANTEE                              0.0%
Stand-Alone General Unsecured              24.3%
Modified Consolidated General Unsecured    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                            FACE     STAND-ALONE VALUE
                                                                           -------   -----------------
Cash                                                                          n.a.            -
Directly Held Assets to be Liquidated                                         n.a.          1.0
Interests in PGE to be Liquidated                                             n.a.            -
Directly Held Assets Transferred to CrossCountry                              n.a.            -
Directly Held Assets Transferred to Prisma                                    n.a.            -
Directly Held Trading Book Assets                                             n.a.            -
                                                                                          -----
  Total Directly Held Assets                                                                1.0

Intercompany Post Petition Receivables from Debtors                              -            -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                                  656.6        109.1
Enron Energy Services Operations, Inc.                                       691.1        102.8
Enron Energy Marketing Corp.                                                  18.8          4.9
Enron Energy Services North America, Inc.                                      0.8          0.1
Other                                                                         67.8          0.0
                                                                           -------        -----
  Total                                                                    1,435.2        217.0

Intercompany Receivables from Non-Debtors
Pierce Mechanical, Inc.                                                        0.2          0.2
Enron EES Acquisition I Corp.                                                  4.1          0.1
Enron Energy Services Capital Corp.                                            0.0          0.0
Pronghorn I LLC                                                                4.0            -
Other                                                                         (0.0)           -
                                                                           -------        -----
  Total                                                                        8.3          0.3

Equity / Preferred Equity Interests in Affiliates
Big Island II, L.L.C.                                                         n.a.            -
Big Island I, L.L.C.                                                          n.a.            -
Cortez Energy Services, LLC                                                   n.a.            -
Fiji Z, L.L.C.                                                                n.a.            -
Other                                                                         n.a.            -
                                                                                          -----
  Total                                                                                       -

                                                                                          -----
Total Allocated - Stand-Alone                                                             218.4
                                                                                          =====

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                           ---------------   -----------------
Administrative Claims (Post Petition)                                             0.4                0.4
Secured Claims                                                                      -                  -
Priority Claims                                                                     -                  -
Intercompany Payables Post Petition                                               0.2                0.2
                                                                                -----              -----
  Total Administrative, Secured & Priority                                        0.6                0.6

Pre Petition General Unsecured Claims
Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                           0.2                0.0
Other Liabilities                                                                   -                  -

Intercompany Payables Pre Petition
Enron Energy Services, Inc.                                                     800.4              194.6
Clinton Energy Management Services, Inc.                                         82.6               20.1
Enron Energy Information Solutions, Inc.                                          5.5                1.3
Tenant Services, Inc.                                                             3.6                0.9
Other Debtors                                                                     1.1                0.3
Enron Energy Services International Co.                                           2.0                0.5
Enron California Municipal Services, Inc.                                         0.6                0.1
                                                                                    -                  -
                                                                                    -                  -
Other Non-Debtors                                                                   -                  -
                                                                                -----              -----
  Total Intercompany Payables                                                   895.7              217.8

                                                                                -----              -----
Total General Unsecured                                                         895.9              217.8

Subordinated Claims                                                                 -                  -
                                                                                -----              -----
  Total                                                                         896.5              218.4

 Equity                                                                          n.a.                  -

                                                                                -----              -----
  Total Allocated - Stand-Alone                                                 896.5              218.4
                                                                                =====              =====

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON ENGINEERING & CONSTRUCTION COMPANY
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                      17.2%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured               16.4%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                           --------  -----------------
Cash                                                                          n.a.           3.3
Directly Held Assets to be Liquidated                                         n.a.           0.8
Interests in PGE to be Liquidated                                             n.a.             -
Directly Held Assets Transferred to CrossCountry                              n.a.             -
Directly Held Assets Transferred to Prisma                                    n.a.             -
Directly Held Trading Book Assets                                             n.a.             -
                                                                                           -----
  Total Directly Held Assets                                                                 4.1

Intercompany Post Petition Receivables from Debtors                            0.0           0.0

Intercompany Pre Petition Receivables from Debtors
Enron Equipment Procurement Company                                          716.8         137.2
Enron Power Corp.                                                             49.1          18.0
LINGTEC Constructors L.P.                                                     91.0           6.9
Superior Construction Company                                                 10.7           2.2
Other                                                                         15.3           1.7
                                                                             -----         -----
  Total                                                                      882.7         166.0

Intercompany Receivables from Non-Debtors
Enron Power Construction Company                                             112.2          22.4
Enron Power I (Puerto Rico), Inc.                                            177.5          17.9
Enron Power Services B.V.                                                    152.0          17.4
Enron Export Sales Ltd.                                                       22.8           3.7
Other                                                                         31.3           6.7
                                                                             -----         -----
  Total                                                                      495.7          68.1

Equity / Preferred Equity Interests in Affiliates
Enron Advisory Services, Inc.                                                 n.a.           0.0
Operational Energy Corp.                                                      n.a.             -
Enron Power & Industrial Construction Company                                 n.a.             -
National Energy Production Corporation of Canada, Ltd.                        n.a.             -
Other                                                                         n.a.             -
                                                                                           -----
  Total                                                                                      0.0

                                                                                           -----
Total Allocated - Stand-Alone                                                              238.2
                                                                                           =====

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                 FACE        STAND-ALONE VALUE
                                                                           ----------------  -----------------
Administrative Claims (Post Petition)                                              2.3               2.3
Secured Claims                                                                       -                 -
Priority Claims                                                                    0.1               0.1
Intercompany Payables Post Petition                                               12.7              12.7
                                                                               -------             -----
  Total Administrative, Secured & Priority                                        15.2              15.2

Pre Petition General Unsecured Claims
Debt                                                                               0.9               0.2
SPE Obligations                                                                      -                 -
Guarantee Obligations                                                                -                 -
Trade & A/P Liabilities                                                            3.2               0.5
Other Liabilities                                                                  6.4               1.0

Intercompany Payables Pre Petition
Enron Corp.                                                                    1,241.6             203.5
Enron Property & Services Corp.                                                   11.8               1.9
Enron Expat Services Inc.                                                          5.6               0.9
Enron South America LLC                                                            5.0               0.8
Other Debtors                                                                      4.6               0.8
Enron Export Sales Ltd.                                                           62.2              10.2
Enron Power Operating Company                                                     13.9               2.3
Enron Power Corp. - U.S.                                                           4.1               0.7
Enron Power Construction (Brasil) Ltda.                                            0.6               0.1
Other Non-Debtors                                                                  0.5               0.1
                                                                               -------             -----
  Total Intercompany Payables                                                  1,349.8             221.3

                                                                               -------             -----
Total General Unsecured                                                        1,360.4             223.0

Subordinated Claims                                                                  -                 -
                                                                               -------             -----
  Total                                                                        1,375.6             238.2

Equity                                                                            n.a.                 -

                                                                               -------             -----
  Total Allocated - Stand-Alone                                                1,375.6             238.2
                                                                               =======             =====

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON ENGINEERING & OPERATIONAL SERVICES COMPANY
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                    5.7%
PLAN GUARANTEE                            0.0%
Stand-Alone General Unsecured             0.0%
Modified Consolidated General Unsecured  19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                           --------  -----------------
Cash                                                                         n.a.             -
Directly Held Assets to be Liquidated                                        n.a.             -
Interests in PGE to be Liquidated                                            n.a.             -
Directly Held Assets Transferred to CrossCountry                             n.a.             -
Directly Held Assets Transferred to Prisma                                   n.a.             -
Directly Held Trading Book Assets                                            n.a.             -
                                                                                            ---
  Total Directly Held Assets                                                                  -

Intercompany Post Petition Receivables from Debtors                             -             -

Intercompany Pre Petition Receivables from Debtors
Enron North America Corp.                                                     0.0           0.0
                                                                                -             -
                                                                                -             -
                                                                                -             -
Other                                                                           -             -
                                                                             ----           ---
  Total                                                                       0.0           0.0

Intercompany Receivables from Non-Debtors

                                                                                -             -
                                                                                -             -
                                                                                -             -
                                                                                -             -
Other                                                                           -             -
                                                                             ----           ---
  Total                                                                         -             -

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.             -
                                                                             n.a.             -
                                                                             n.a.             -
                                                                             n.a.             -
Other                                                                        n.a.             -
                                                                                            ---
  Total                                                                                       -

                                                                                            ---
Total Allocated - Stand-Alone                                                               0.0
                                                                                            ===

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                 FACE        STAND-ALONE VALUE
                                                                           ---------------   -----------------
Administrative Claims (Post Petition)                                             0.2               0.0
Secured Claims                                                                      -                 -
Priority Claims                                                                     -                 -
Intercompany Payables Post Petition                                                 -                 -
                                                                                 ----               ---
  Total Administrative, Secured & Priority                                        0.2               0.0

Pre Petition General Unsecured Claims
Debt                                                                                -                 -
SPE Obligations                                                                     -                 -
Guarantee Obligations                                                               -                 -
Trade & A/P Liabilities                                                           0.6                 -
Other Liabilities                                                                   -                 -

Intercompany Payables Pre Petition

                                                                                    -                 -
                                                                                    -                 -
                                                                                    -                 -
                                                                                    -                 -
Other Debtors                                                                       -                 -
                                                                                    -                 -
                                                                                    -                 -
                                                                                    -                 -
                                                                                    -                 -
Other Non-Debtors                                                                   -                 -
                                                                                 ----               ---
  Total Intercompany Payables                                                       -                 -

                                                                                 ----               ---
Total General Unsecured                                                           0.6                 -

Subordinated Claims                                                                 -                 -
                                                                                 ----               ---
  Total                                                                           0.8               0.0

Equity                                                                           n.a.                 -

                                                                                 ----               ---
  Total Allocated - Stand-Alone                                                   0.8               0.0
                                                                                 ====               ===

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON EQUIPMENT PROCUREMENT COMPANY
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                      19.1%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured               19.1%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                           DEBTOR'S STAND ALONE ASSETS
                                                                           ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                           --------  -----------------
Cash                                                                          n.a.           8.7
Directly Held Assets to be Liquidated                                         n.a.          25.8
Interests in PGE to be Liquidated                                             n.a.             -
Directly Held Assets Transferred to CrossCountry                              n.a.             -
Directly Held Assets Transferred to Prisma                                    n.a.             -
Directly Held Trading Book Assets                                             n.a.             -
                                                                                           -----
  Total Directly Held Assets                                                                34.5

Intercompany Post Petition Receivables from Debtors                           86.1          58.1

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                                  590.6          98.1
Enron Pipeline Construction Services Company                                   1.6           1.6
Superior Construction Company                                                  0.5           0.1
Enron Power Corp.                                                              0.0           0.0
Other                                                                        335.4             -
                                                                             -----         -----
  Total                                                                      928.1          99.8

Intercompany Receivables from Non-Debtors
Enron Power Services B.V.                                                      2.5           0.3
                                                                                 -             -
                                                                                 -             -
                                                                                 -             -
Other                                                                            -             -
                                                                             -----         -----
  Total                                                                        2.5           0.3

Equity / Preferred Equity Interests in Affiliates

                                                                              n.a.             -
                                                                              n.a.             -
                                                                              n.a.             -
                                                                              n.a.             -
Other                                                                         n.a.             -
                                                                                           -----
  Total                                                                                        -

                                                                                           -----
Total Allocated - Stand-Alone                                                              192.7
                                                                                           =====

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                           -----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                           --------------    -----------------
Administrative Claims (Post Petition)                                             1.1                1.1
Secured Claims                                                                      -                  -
Priority Claims                                                                     -                  -
Intercompany Payables Post Petition                                               0.1                0.1
                                                                              -------              -----
  Total Administrative, Secured & Priority                                        1.2                1.2

Pre Petition General Unsecured Claims
Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                             -                  -
Other Liabilities                                                                88.1               16.9

Intercompany Payables Pre Petition
Enron Engineering & Construction Company                                        716.8              137.2
Enron Caribbean Basin LLC                                                        50.4                9.6
LINGTEC Constructors L.P.                                                        27.1                5.2
Enron North America Corp.                                                        18.8                3.6
Other Debtors                                                                     0.2                0.0
Enron Power Construction Company                                                 55.8               10.7
Enron Power Operating Company                                                    29.8                5.7
Enron Power I (Puerto Rico), Inc.                                                11.7                2.2
Enron Proje Yonetimi Limited Sirketi                                              1.1                0.2
Other Non-Debtors                                                                 0.6                0.1
                                                                              -------              -----
  Total Intercompany Payables                                                   912.3              174.7

                                                                              -------              -----
Total General Unsecured                                                       1,000.4              191.5

Subordinated Claims                                                                 -                  -
                                                                              -------              -----
  Total                                                                       1,001.5              192.7

 Equity                                                                          n.a.                  -

                                                                              -------              -----
  Total Allocated - Stand-Alone                                               1,001.5              192.7
                                                                              =======              =====

--------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON EXPAT SERVICES INC.
($'s in millions)

         UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                                                     24.0%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              26.1%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                          DEBTOR'S STAND ALONE ASSETS
                                                                      -----------------------------------
                                                                      FACE              STAND-ALONE VALUE
                                                                      ----              -----------------
Cash                                                                  n.a.                     0.1
Directly Held Assets to be Liquidated                                 n.a.                     0.0
Interests in PGE to be Liquidated                                     n.a.                       -
Directly Held Assets Transferred to CrossCountry                      n.a.                       -
Directly Held Assets Transferred to Prisma                            n.a.                       -
Directly Held Trading Book Assets                                     n.a.                       -
                                                                                              ----
    Total Directly Held Assets                                                                 0.1

Intercompany Post Petition Receivables from Debtors                    1.9                     1.7

Intercompany Pre Petition Receivables from Debtors
Enron North America Corp.                                             24.6                     5.1
Enron South America LLC                                               14.3                     4.2
Enron Asia Pacific/Africa/China LLC                                    9.0                     3.5
Enron Engineering & Construction Company                               5.6                     0.9
Other                                                                 21.2                     1.6
                                                                      ----                    ----
    Total                                                             74.7                    15.2

Intercompany Receivables from Non-Debtors
Azurix Corp.                                                           1.3                     1.3
Enron Hainan Wenchang Company Ltd.                                     0.5                     0.5
Enron Wenchang Holdings Company Ltd.                                   0.5                     0.5
Enron America del Sur S.A.                                             0.9                     0.2
Other                                                                  5.3                     0.5
                                                                      ----                    ----
    Total                                                              8.5                     3.0

Equity / Preferred Equity Interests in Affiliates
Enron Overseas Services Corp.                                         n.a.                       -
                                                                      n.a.                       -
                                                                      n.a.                       -
                                                                      n.a.                       -
Other                                                                 n.a.                       -
                                                                                              ----
    Total                                                                                        -

                                                                                              ----
 Total Allocated - Stand-Alone                                                                20.0
                                                                                              ====

                                                                      CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                      -----------------------------------
                                                                      FACE              STAND-ALONE VALUE
                                                                      ----              -----------------
Administrative Claims (Post Petition)                                  0.3                     0.3
Secured Claims                                                           -                       -
Priority Claims                                                        0.0                     0.0
Intercompany Payables Post Petition                                    1.5                     1.5
                                                                      ----                    ----
    Total Administrative, Secured & Priority                           1.8                     1.8

Pre Petition General Unsecured Claims
Debt                                                                     -                       -
SPE Obligations                                                          -                       -
Guarantee Obligations                                                    -                       -
Trade & A/P Liabilities                                                0.0                     0.0
Other Liabilities                                                      0.4                     0.1

Intercompany Payables Pre Petition
Enron Corp.                                                           67.8                    17.7
Enron Property & Services Corp.                                        1.1                     0.3
Enron Capital & Trade Resources International Corp.                    0.2                     0.1
Enron Management, Inc.                                                 0.1                     0.0
Other Debtors                                                          0.0                     0.0
Operadora de Buenos Aires S.R.L.                                       0.0                     0.0
Enron Pipeline Company - Argentina S.A.                                0.0                     0.0
                                                                         -                       -
                                                                         -                       -
Other Non-Debtors                                                        -                       -
                                                                      ----                    ----
    Total Intercompany Payables                                       69.3                    18.1

                                                                      ----                    ----
Total General Unsecured                                               69.7                    18.2

Subordinated Claims                                                      -                       -
                                                                      ----                    ----
    Total                                                             71.5                    20.0

Equity                                                                n.a.                       -

                                                                      ----                    ----
    Total Allocated - Stand-Alone                                     71.5                    20.0
                                                                      ====                    ====

--------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON FEDERAL SOLUTIONS, INC.
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                                                     11.8%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               8.7%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                          DEBTOR'S STAND ALONE ASSETS
                                                                      -----------------------------------
                                                                      FACE              STAND-ALONE VALUE
                                                                      ----              -----------------
Cash                                                                  n.a.                       -
Directly Held Assets to be Liquidated                                 n.a.                       -
Interests in PGE to be Liquidated                                     n.a.                       -
Directly Held Assets Transferred to CrossCountry                      n.a.                       -
Directly Held Assets Transferred to Prisma                            n.a.                       -
Directly Held Trading Book Assets                                     n.a.                       -
                                                                                              ----
    Total Directly Held Assets                                                                   -

Intercompany Post Petition Receivables from Debtors                    1.5                     1.5

Intercompany Pre Petition Receivables from Debtors
Enron Energy Services Operations, Inc.                                 3.3                     0.5
                                                                         -                       -
                                                                         -                       -
                                                                         -                       -
Other                                                                    -                       -
                                                                      ----                    ----
    Total                                                              3.3                     0.5

Intercompany Receivables from Non-Debtors
                                                                         -                       -
                                                                         -                       -
                                                                         -                       -
                                                                         -                       -
Other                                                                    -                       -
                                                                      ----                    ----
    Total                                                                -                       -

Equity / Preferred Equity Interests in Affiliates
                                                                      n.a.                       -
                                                                      n.a.                       -
                                                                      n.a.                       -
                                                                      n.a.                       -
Other                                                                 n.a.                       -
                                                                                              ----
    Total                                                                                        -

                                                                                              ----
 Total Allocated - Stand-Alone                                                                 2.0
                                                                                              ====

                                                                      CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                      -----------------------------------
                                                                      FACE              STAND-ALONE VALUE
                                                                      ----              -----------------
Administrative Claims (Post Petition)                                  0.3                     0.3
Secured Claims                                                           -                       -
Priority Claims                                                        0.0                     0.0
Intercompany Payables Post Petition                                    0.3                     0.3
                                                                      ----                     ---
     Total Administrative, Secured & Priority                          0.6                     0.6

Pre Petition General Unsecured Claims
Debt                                                                     -                       -
SPE Obligations                                                          -                       -
Guarantee Obligations                                                    -                       -
Trade & A/P Liabilities                                                0.7                     0.1
Other Liabilities                                                        -                       -

Intercompany Payables Pre Petition
Enron Energy Services North America, Inc.                             13.0                     1.1
Enron Energy Services, Inc.                                            1.8                     0.2
Enron Energy Services, LLC                                             0.3                     0.0
Operational Energy Corp.                                               0.2                     0.0
Other Debtors                                                          0.0                     0.0
                                                                         -                       -
                                                                         -                       -
                                                                         -                       -
                                                                         -                       -
Other Non-Debtors                                                        -                       -
                                                                      ----                     ---
     Total Intercompany Payables                                      15.3                     1.3

                                                                      ----                     ---
Total General Unsecured                                               16.0                     1.4

Subordinated Claims                                                      -                       -
                                                                      ----                     ---
     Total                                                            16.6                     2.0

Equity                                                                n.a.                       -

                                                                      ----                     ---
     Total Allocated - Stand-Alone                                    16.6                     2.0
                                                                      ====                     ===

---------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON FREIGHT MARKETS CORP.
($'s in millions)

        UNSECURED RECOVERY %
--------------------------------------
PLAN GENERAL UNSECURED                                                     21.4%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              22.4%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                          DEBTOR'S STAND ALONE ASSETS
                                                                      -----------------------------------
                                                                      FACE              STAND-ALONE VALUE
                                                                      ----              -----------------
Cash                                                                  n.a.                     0.0
Directly Held Assets to be Liquidated                                 n.a.                     0.3
Interests in PGE to be Liquidated                                     n.a.                       -
Directly Held Assets Transferred to CrossCountry                      n.a.                       -
Directly Held Assets Transferred to Prisma                            n.a.                       -
Directly Held Trading Book Assets                                     n.a.                     1.2
                                                                                               ---
    Total Directly Held Assets                                                                 1.5

Intercompany Post Petition Receivables from Debtors                    2.9                     2.8

Intercompany Pre Petition Receivables from Debtors
Enron Metals & Commodity Corp.                                         0.0                     0.0
                                                                         -                       -
                                                                         -                       -
                                                                         -                       -
Other                                                                    -                       -
                                                                      ----                     ---
    Total                                                              0.0                     0.0

Intercompany Receivables from Non-Debtors
Enron Administrative Services Corp.                                    0.0                     0.0
                                                                         -                       -
                                                                         -                       -
                                                                         -                       -
Other                                                                    -                       -
                                                                      ----                    ----
    Total                                                              0.0                     0.0

Equity / Preferred Equity Interests in Affiliates
                                                                      n.a.                       -
                                                                      n.a.                       -
                                                                      n.a.                       -
                                                                      n.a.                       -
Other                                                                 n.a.                       -
                                                                                               ---
    Total                                                                                        -

                                                                                               ---
 Total Allocated - Stand-Alone                                                                 4.3
                                                                                               ===

                                                                      CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                      -----------------------------------
                                                                      FACE              STAND-ALONE VALUE
                                                                      ----              -----------------
Administrative Claims (Post Petition)                                  2.1                     2.1
Secured Claims                                                           -                       -
Priority Claims                                                        0.1                     0.1
Intercompany Payables Post Petition                                    0.7                     0.7
                                                                      ----                    ----
     Total Administrative, Secured & Priority                          2.9                     2.9

Pre Petition General Unsecured Claims
Debt                                                                     -                       -
SPE Obligations                                                          -                       -
Guarantee Obligations                                                    -                       -
Trade & A/P Liabilities                                                3.4                     0.8
Other Liabilities                                                      0.0                     0.0

Intercompany Payables Pre Petition
Enron Global Markets LLC                                               1.8                     0.4
Enron Corp.                                                            1.0                     0.2
Risk Management & Trading Corp.                                        0.0                     0.0
Enron Industrial Markets LLC                                           0.0                     0.0
Other Debtors                                                          0.0                     0.0
                                                                         -                       -
                                                                         -                       -
                                                                         -                       -
                                                                         -                       -
Other Non-Debtors                                                        -                       -
                                                                      ----                    ----
     Total Intercompany Payables                                       2.9                     0.6

                                                                      ----                    ----
Total General Unsecured                                                6.3                     1.4

Subordinated Claims                                                      -                       -
                                                                      ----                    ----
     Total                                                             9.2                     4.3

Equity                                                                n.a.                       -
                                                                      ----                    ----
     Total Allocated - Stand-Alone                                     9.2                     4.3
                                                                      ====                    ====

-----------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON FUELS INTERNATIONAL, INC.
($'s in millions)

         UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                                                     20.5%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              21.2%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                          DEBTOR'S STAND ALONE ASSETS
                                                                      -----------------------------------
                                                                      FACE              STAND-ALONE VALUE
                                                                      ----              -----------------
Cash                                                                  n.a.                       -
Directly Held Assets to be Liquidated                                 n.a.                       -
Interests in PGE to be Liquidated                                     n.a.                       -
Directly Held Assets Transferred to CrossCountry                      n.a.                       -
Directly Held Assets Transferred to Prisma                            n.a.                     9.1
Directly Held Trading Book Assets                                     n.a.                       -
                                                                                              ----
    Total Directly Held Assets                                                                 9.1

Intercompany Post Petition Receivables from Debtors                   0.0                      0.0

Intercompany Pre Petition Receivables from Debtors
                                                                         -                       -
                                                                         -                       -
                                                                         -                       -
                                                                         -                       -
Other                                                                    -                       -
                                                                      ----                    ----
    Total                                                                -                       -

Intercompany Receivables from Non-Debtors
Enron Administrative Services Corp.                                    0.1                     0.1
Smith/Enron Cogeneration Limited Partnership                          28.1                       -
Empresa Energetica Corinto Ltd.                                        2.5                       -
Dabhol Power Company                                                   2.4                       -
Other                                                                    -                       -
                                                                      ----                    ----
    Total                                                             33.2                     0.1

Equity / Preferred Equity Interests in Affiliates
                                                                      n.a.                       -
                                                                      n.a.                       -
                                                                      n.a.                       -
                                                                      n.a.                       -
Other                                                                 n.a.                       -
                                                                                              ----
    Total                                                                                        -

                                                                                              ----
 Total Allocated - Stand-Alone                                                                 9.2
                                                                                              ====

                                                                      CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                      -----------------------------------
                                                                      FACE              STAND-ALONE VALUE
                                                                      ----              -----------------
Administrative Claims (Post Petition)                                  0.4                     0.4
Secured Claims                                                           -                       -
Priority Claims                                                          -                       -
Intercompany Payables Post Petition                                    0.3                     0.3
                                                                      ----                    ----
    Total Administrative, Secured & Priority                           0.7                     0.7

Pre Petition General Unsecured Claims
Debt                                                                     -                       -
SPE Obligations                                                          -                       -
Guarantee Obligations                                                    -                       -
Trade & A/P Liabilities                                                2.8                     0.6
Other Liabilities                                                        -                       -

Intercompany Payables Pre Petition
Enron Corp.                                                           31.6                     6.7
Risk Management & Trading Corp.                                        5.3                     1.1
Enron Global Markets LLC                                               0.0                     0.0
Enron Energy Services Operations, Inc.                                 0.0                     0.0
Other Debtors                                                          0.0                     0.0
Enron Capital & Trade Global Resources Corp.                           0.3                     0.1
                                                                         -                       -
                                                                         -                       -
                                                                         -                       -
Other Non-Debtors                                                        -                       -
                                                                      ----                    ----
    Total Intercompany Payables                                       37.2                     7.9

                                                                      ----                    ----
Total General Unsecured                                               40.0                     8.5

Subordinated Claims                                                      -                       -
                                                                      ----                    ----
    Total                                                             40.7                     9.2

Equity                                                                n.a.                       -

                                                                      ----                    ----
    Total Allocated - Stand-Alone                                     40.7                     9.2
                                                                      ====                    ====

------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON GAS LIQUIDS, INC.
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                                                     11.2%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               7.9%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                          DEBTOR'S STAND ALONE ASSETS
                                                                      -----------------------------------
                                                                      FACE              STAND-ALONE VALUE
                                                                      ----              -----------------
Cash                                                                  n.a.                     7.1
Directly Held Assets to be Liquidated                                 n.a.                     1.6
Interests in PGE to be Liquidated                                     n.a.                       -
Directly Held Assets Transferred to CrossCountry                      n.a.                       -
Directly Held Assets Transferred to Prisma                            n.a.                       -
Directly Held Trading Book Assets                                     n.a.                     1.6
                                                                                              ----
    Total Directly Held Assets                                                                10.2

Intercompany Post Petition Receivables from Debtors                   33.8                    33.8

Intercompany Pre Petition Receivables from Debtors
Enron Capital & Trade Resources International Corp.                   14.1                     4.0
Enron Corp.                                                            4.8                     0.8
                                                                         -                       -
                                                                         -                       -
Other                                                                    -                       -
                                                                      ----                    ----
    Total                                                             19.0                     4.8

Intercompany Receivables from Non-Debtors
Enron Administrative Services Corp.                                    4.1                     4.1
Enron Gas Liquids Far East, Ltd.                                       0.0                     0.0
Enron Capital & Trade Global Resources Corp.                           0.0                     0.0
                                                                         -                       -
Other                                                                    -                       -
                                                                      ----                    ----
    Total                                                              4.1                     4.1

Equity / Preferred Equity Interests in Affiliates
Enron Gas Liquids Europe S.A.R.L.                                     n.a.                       -
Enron Liquid Hydrocarbons Latin America, Inc.                         n.a.                       -
Enron Capital & Trade Resources Singapore Pte Ltd.                    n.a.                       -
                                                                      n.a.                       -
Other                                                                 n.a.                       -
                                                                                              ----
    Total                                                                                        -

                                                                                              ----
  Total Allocated - Stand-Alone                                                               53.0
                                                                                              ====

                                                                      CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                      -----------------------------------
                                                                      FACE              STAND-ALONE VALUE
                                                                      -----             -----------------
Administrative Claims (Post Petition)                                   3.9                    3.9
Secured Claims                                                          1.0                    1.0
Priority Claims                                                         4.2                    4.2
Intercompany Payables Post Petition                                     2.5                    2.5
                                                                      -----                   ----
    Total Administrative, Secured & Priority                           11.6                   11.6

Pre Petition General Unsecured Claims
Debt                                                                    0.9                    0.1
SPE Obligations                                                           -                      -
Guarantee Obligations                                                     -                      -
Trade & A/P Liabilities                                                48.6                    3.8
Other Liabilities                                                       2.5                    0.2

Intercompany Payables Pre Petition
Risk Management & Trading Corp.                                       308.1                   24.2
Enron North America Corp.                                             126.6                   10.0
EGP Fuels Company                                                      12.7                    1.0
Enron Liquid Fuels, Inc.                                                3.6                    0.3
Other Debtors                                                          11.3                    0.9
Enron MW, L.L.C.                                                       11.3                    0.9
Enron Capital & Trade Resources Korea Corp. - Korean Branch             0.1                    0.0
                                                                          -                      -
                                                                          -                      -
Other Non-Debtors                                                         -                      -
                                                                      -----                   ----
    Total Intercompany Payables                                       473.7                   37.3

                                                                      -----                   ----
Total General Unsecured                                               525.8                   41.4

Subordinated Claims                                                       -                      -
                                                                      -----                   ----
    Total                                                             537.4                   53.0

Equity                                                                 n.a.                      -
                                                                      -----                   ----
    Total Allocated - Stand-Alone                                     537.4                   53.0
                                                                      =====                   ====

-------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON GATHERING COMPANY
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         5.7%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  0.0%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Intercompany Receivables from Non-Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Equity / Preferred Equity Interests in Affiliates
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
Total Allocated - Stand-Alone                                                                      -
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.2                     -
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                          -                     -
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.2                     -

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                      -                     -
Other Liabilities                                                            -                     -

Intercompany Payables Pre Petition
Enron Corp.                                                                0.0                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                             0.0                     -

                                                                     ---------             ---------
Total General Unsecured                                                    0.0                     -

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                   0.2                     -

Equity                                                                    n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                           0.2                     -
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON GLOBAL LNG LLC
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         75.7%
PLAN GUARANTEE                                  0.0%
Stand-Alone General Unsecured                 100.0%
Modified Consolidated General Unsecured        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                  10.2
Directly Held Assets to be Liquidated                                     n.a.                   0.3
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                   10.5

Intercompany Post Petition Receivables from Debtors                        0.6                   0.6

Intercompany Pre Petition Receivables from Debtors
Enron North America Corp.                                                  3.8                   0.8
Enron India LLC                                                            1.3                   0.0
Enron Management, Inc.                                                     0.0                   0.0
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   5.1                   0.8

Intercompany Receivables from Non-Debtors
Hawksbill Creek LNG, Ltd.                                                  0.1                   0.1
Enron LNG Holdings Ltd.                                                    0.0                   0.0
Enron Global Mauritius Company, L.L.C.                                     0.0                   0.0
Enron Mauritius Pakistan Company, L.L.C.                                   0.0                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   0.1                   0.1

Equity / Preferred Equity Interests in Affiliates
Enron LNG Shipping Company                                                n.a.                  25.6
Enron LNG (BVI) Marketing Ltd.                                            n.a.                  21.1
Enron LNG Marketing LLC                                                   n.a.                  17.9
Enron Bahamas LNG Ltd.                                                    n.a.                   9.1
Other                                                                     n.a.                   0.5
                                                                                           ---------
   Total                                                                                        74.1

                                                                                           ---------
Total Allocated - Stand-Alone                                                                   86.1
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.7                   0.7
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                       10.9                  10.9
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                               11.7                  11.7

Pre Petition General Unsecured Claims
Debt                                                                       0.8                   0.8
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                    0.1                   0.1
Other Liabilities                                                          1.1                   1.1

Intercompany Payables Pre Petition
Enron Caribbean Basin LLC                                                 17.9                  17.9
Enron Corp.                                                                5.9                   5.9
Enron Global Markets LLC                                                   1.5                   1.5
Atlantic Commercial Finance, Inc.                                          1.5                   1.5
Other Debtors                                                              1.4                   1.4
Enron Middle East Ltd.                                                     0.4                   0.4
Enron Venezuela Ltd.                                                       0.3                   0.3
EGEP Services Inc.                                                         0.0                   0.0
Enron LNG Development Corp.                                                0.0                   0.0
Other Non-Debtors                                                          0.0                   0.0
                                                                     ---------             ---------
   Total Intercompany Payables                                            28.9                  28.9

                                                                     ---------             ---------
Total General Unsecured                                                   30.8                  30.8

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                  42.4                  42.4

Equity                                                                    n.a.                  43.7

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                          42.4                  86.1
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON GLOBAL MARKETS LLC
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         5.7%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  0.0%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                   0.2
Directly Held Assets to be Liquidated                                     n.a.                   0.1
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                    0.3

Intercompany Post Petition Receivables from Debtors                        1.7                   1.7

Intercompany Pre Petition Receivables from Debtors
Calypso Pipeline, LLC                                                      1.7                   1.7
Enron Global LNG LLC                                                       1.5                   1.5
Risk Management & Trading Corp.                                            0.5                   0.5
Enron Freight Markets Corp.                                                1.8                   0.4
Other                                                                      5.3                   0.4
                                                                     ---------             ---------
   Total                                                                  10.9                   4.6

Intercompany Receivables from Non-Debtors
Hawksbill Creek LNG, Ltd.                                                  0.9                   0.8
Enron (Bermuda) Limited                                                    0.8                   0.7
Enron Capital & Trade Global Resources Corp.                               0.0                   0.0
Sundance Assets, L.P.                                                      0.0                   0.0
Other                                                                      0.1                   0.0
                                                                     ---------             ---------
   Total                                                                   1.8                   1.5

Equity / Preferred Equity Interests in Affiliates
EGM Tech Ventures LLC                                                     n.a.                     -
Enron Market Claims Trading Corp.                                         n.a.                     -
Enron Freight Markets Corp.                                               n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
Total Allocated - Stand-Alone                                                                    8.0
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      1.2                   0.6
Secured Claims                                                             0.0                   0.0
Priority Claims                                                            0.0                     -
Intercompany Payables Post Petition                                       15.6                   7.5
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                               16.8                   8.0

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                    7.1                     -
Other Liabilities                                                          6.4                     -

Intercompany Payables Pre Petition
Enron Corp.                                                               83.3                     -
Enron Net Works LLC                                                       36.2                     -
Enron North America Corp.                                                 12.2                     -
EnronOnline, LLC                                                           3.8                     -
Other Debtors                                                              8.2                     -
Enron Overseas Services Corp.                                              0.1                     -
Enron Capital & Trade Resources Korea Corp. - Korean Branch                0.1                     -
Enron Australia Pty Limited                                                0.0                     -
DealBench L.L.C.                                                           0.0                     -
Other Non-Debtors                                                          0.0                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                           143.9                     -

                                                                     ---------             ---------
Total General Unsecured                                                  157.4                     -

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                 174.2                   8.0

Equity                                                                    n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                         174.2                   8.0
                                                                     =========             =========

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON GLOBAL POWER & PIPELINES L.L.C.
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                        56.5%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                 72.5%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                              n.a.                       41.3
Directly Held Assets to be Liquidated                             n.a.                        0.6
Interests in PGE to be Liquidated                                 n.a.                          -
Directly Held Assets Transferred to CrossCountry                  n.a.                          -
Directly Held Assets Transferred to Prisma                        n.a.                        4.9
Directly Held Trading Book Assets                                 n.a.                          -
                                                                                        ---------
   Total Directly Held Assets                                                                46.8

Intercompany Post Petition Receivables from Debtors                  -                          -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                      239.9                       39.9
Enron Caribbean Basin LLC                                          1.0                        0.1
                                                                     -                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                  ---------
   Total                                                         240.8                       40.0

Intercompany Receivables from Non-Debtors
Enron Guatemala Holdings Ltd.                                      0.2                        0.2
Enron Colombia Investments Limited Partnership                     0.7                        0.1
Puerto Quetzal Power Corp.                                         0.1                          -
                                                                     -                          -
Other                                                                -                          -
                                                             ---------                  ---------
   Total                                                           0.9                        0.3

Equity / Preferred Equity Interests in Affiliates
Enron Power Philippines Corp.                                     n.a.                       33.2
Ponderosa Assets, L.P.                                            n.a.                        2.5
EGPP Services Inc.                                                n.a.                          -
Enron Dominicana Holding Limited                                  n.a.                          -
Other                                                             n.a.                          -
                                                                                        ---------
   Total                                                                                     35.6

                                                                                        ---------
Total Allocated - Stand-Alone                                                               122.7
                                                                                        =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.2                   0.2
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                          -                     -
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.2                   0.2

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                          168.6                 122.2
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                      -                     -
Other Liabilities                                                            -                     -

Intercompany Payables Pre Petition
Enron North America Corp.                                                  0.4                   0.3
Enron Asia Pacific/Africa/China LLC                                        0.1                   0.0
Enron Commercial Finance Ltd.                                              0.0                   0.0
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                             0.4                   0.3

                                                                     ---------             ---------
Total General Unsecured                                                  169.0                 122.5

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                 169.2                 122.7

Equity                                                                    n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                         169.2                 122.7
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON HOLDING COMPANY L.L.C.
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         75.7%
PLAN GUARANTEE                                  0.0%
Stand-Alone General Unsecured                 100.0%
Modified Consolidated General Unsecured        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                               94.1                  15.6
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                  94.1                  15.6

Intercompany Receivables from Non-Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Equity / Preferred Equity Interests in Affiliates
Enron Dominican Republic Operations Ltd.                                  n.a.                   0.1
Enron Dominican Republic Ltd.                                             n.a.                     -
Enron Global Power & Pipelines L.L.C.                                     n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                         0.1

                                                                                           ---------
Total Allocated - Stand-Alone                                                                   15.7
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.2                   0.2
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                          -                     -
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.2                   0.2

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                      -                     -
Other Liabilities                                                            -                     -

Intercompany Payables Pre Petition
Enron Asia Pacific/Africa/China LLC                                        4.6                   4.6
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                             4.6                   4.6

                                                                     ---------             ---------
Total General Unsecured                                                    4.6                   4.6

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                   4.8                   4.8

Equity                                                                    n.a.                  11.0

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                           4.8                  15.7
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON INDIA HOLDINGS LTD.
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         5.7%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  0.0%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Intercompany Receivables from Non-Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Equity / Preferred Equity Interests in Affiliates
EKTP Holding Company Ltd.                                                 n.a.                     -
Enron Mauritius Company                                                   n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
Total Allocated - Stand-Alone                                                                      -
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.5                     -
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                        0.1                     -
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.6                     -

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                    0.0                     -
Other Liabilities                                                            -                     -

Intercompany Payables Pre Petition
Enron Development Funding Ltd.                                             0.0                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                             0.0                     -

                                                                     ---------             ---------
Total General Unsecured                                                    0.1                     -

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                   0.7                     -

Equity                                                                    n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                           0.7                     -
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON INDIA LLC
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         7.0%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  1.8%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                        0.0                   0.0

Intercompany Pre Petition Receivables from Debtors
Atlantic Commercial Finance, Inc.                                         23.7                   2.7
Enron Development Corp.                                                    4.2                   0.7
Enron Broadband Services, Inc.                                             0.3                   0.0
Enron South America LLC                                                    0.1                   0.0
Other                                                                      1.2                   0.0
                                                                     ---------             ---------
   Total                                                                  29.4                   3.5

Intercompany Receivables from Non-Debtors
Enron Global Exploration & Production Inc.                                 0.5                   0.1
Atlantic India Holdings Ltd.                                               1.8                   0.1
Travamark Two B.V.                                                         0.3                   0.0
Offshore Power Operations C.V.                                             0.2                   0.0
Other                                                                      0.0                   0.0
                                                                     ---------             ---------
   Total                                                                   2.9                   0.3

Equity / Preferred Equity Interests in Affiliates
Visum Soft LLC                                                            n.a.                   0.0
Enron BPAC Ltd.                                                           n.a.                   0.0
Enron International Bangladesh Ltd.                                       n.a.                   0.0
Enron International Haripur Ltd.                                          n.a.                   0.0
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                         0.0

                                                                                           ---------
Total Allocated - Stand-Alone                                                                    3.8
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.3                   0.3
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                        0.0                   0.0
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.3                   0.3

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                    0.0                   0.0
Other Liabilities                                                            -                     -

Intercompany Payables Pre Petition
Enron Corp.                                                              176.7                   3.1
Enron Expat Services Inc.                                                  8.1                   0.1
Enron Asia Pacific/Africa/China LLC                                        1.4                   0.0
Enron Global LNG LLC                                                       1.3                   0.0
Other Debtors                                                              4.3                   0.1
Enron Overseas Services Corp.                                              1.6                   0.0
Enron India Natural Gas, Inc.                                              1.2                   0.0
India Electric Maintenance Ltd.                                            0.0                   0.0
Enron International PAL India Ltd.                                         0.0                   0.0
Other Non-Debtors                                                          0.0                   0.0
                                                                     ---------             ---------
   Total Intercompany Payables                                           194.6                   3.4

                                                                     ---------             ---------
Total General Unsecured                                                  194.6                   3.4

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                 194.9                   3.8

Equity                                                                    n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                         194.9                   3.8
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON INDUSTRIAL MARKETS LLC
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         5.7%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  0.0%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                        4.2                   4.1

Intercompany Pre Petition Receivables from Debtors
Enron Broadband Services, Inc.                                             0.1                   0.0
Enron Freight Markets Corp.                                                0.0                   0.0
Enron Asia Pacific/Africa/China LLC                                        0.0                   0.0
Operational Energy Corp.                                                   0.0                   0.0
Other                                                                      0.0                     -
                                                                     ---------             ---------
   Total                                                                   0.1                   0.0

Intercompany Receivables from Non-Debtors
Compagnie Papiers Stadacona                                                0.8                   0.8
Azurix Corp.                                                               0.2                   0.2
Enron Diversified Investments Corp.                                        0.0                   0.0
Big Island II, L.L.C.                                                      0.0                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   0.9                   0.9

Equity / Preferred Equity Interests in Affiliates
Enron Industrial Markets GP Corp.                                         n.a.                   0.1
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                         0.1

                                                                                           ---------
Total Allocated - Stand-Alone                                                                    5.1
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      3.1                   0.9
Secured Claims                                                               -                     -
Priority Claims                                                            0.0                     -
Intercompany Payables Post Petition                                       14.4                   4.2
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                               17.5                   5.1

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                    2.0                     -
Other Liabilities                                                          7.1                     -

Intercompany Payables Pre Petition
Enron Corp.                                                               27.3                     -
Enron Net Works LLC                                                       18.6                     -
Enron North America Corp.                                                 15.7                     -
Enron Property & Services Corp.                                            1.4                     -
Other Debtors                                                              2.5                     -
DealBench L.L.C.                                                           0.0                     -
Clickpaper.com, L.L.C.                                                     0.0                     -
Enron Industrial Markets GP Corp.                                          0.0                     -
Florida Gas Transmission Company                                           0.0                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                            65.5                     -

                                                                     ---------             ---------
Total General Unsecured                                                   74.6                     -

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                  92.1                   5.1

Equity                                                                    n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                          92.1                   5.1
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON INTERNATIONAL ASIA CORP.
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         75.7%
PLAN GUARANTEE                                  0.0%
Stand-Alone General Unsecured                 100.0%
Modified Consolidated General Unsecured        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Intercompany Receivables from Non-Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Equity / Preferred Equity Interests in Affiliates
EI Guam Operations, L.L.C.                                                n.a.                   4.2
EI Operations Holdings, L.L.C.                                            n.a.                     -
EI Indonesia Operations L.L.C.                                            n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                         4.2

                                                                                           ---------
Total Allocated - Stand-Alone                                                                    4.2
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.2                   0.2
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                          -                     -
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.2                   0.2

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                      -                     -
Other Liabilities                                                            -                     -

Intercompany Payables Pre Petition
Enron North America Corp.                                                  0.6                   0.6
Enron Corp.                                                                0.2                   0.2
Enron Asia Pacific/Africa/China LLC                                        0.0                   0.0
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                             0.8                   0.8

                                                                     ---------             ---------
Total General Unsecured                                                    0.8                   0.8

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                   1.0                   1.0

Equity                                                                    n.a.                   3.2

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                           1.0                   4.2
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON INTERNATIONAL ASSET MANAGEMENT CORP.
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         75.7%
PLAN GUARANTEE                                  0.0%
Stand-Alone General Unsecured                 100.0%
Modified Consolidated General Unsecured        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                                0.6                   0.1
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   0.6                   0.1

Intercompany Receivables from Non-Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Equity / Preferred Equity Interests in Affiliates
Enron International Americas Corp.                                        n.a.                  19.1
Enron International Asia Corp.                                            n.a.                   3.2
Enron International Europe Corp.                                          n.a.                     -
Enron International North America Asset Management Corp.                  n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                        22.3

                                                                                           ---------
Total Allocated - Stand-Alone                                                                   22.4
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.2                   0.2
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                          -                     -
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.2                   0.2

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                      -                     -
Other Liabilities                                                            -                     -

Intercompany Payables Pre Petition
Enron Caribbean Basin LLC                                                  0.0                   0.0
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                             0.0                   0.0

                                                                     ---------             ---------
Total General Unsecured                                                    0.0                   0.0

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                   0.2                   0.2

Equity                                                                    n.a.                  22.2

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                           0.2                  22.4
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON INTERNATIONAL FUEL MANAGEMENT COMPANY
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         5.7%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  0.0%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
Enron Global LNG LLC                                                       0.0                   0.0
Enron Corp.                                                                0.0                   0.0
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   0.0                   0.0

Intercompany Receivables from Non-Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Equity / Preferred Equity Interests in Affiliates
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
Total Allocated - Stand-Alone                                                                    0.0
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.2                   0.0
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                          -                     -
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.2                   0.0

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                    0.0                     -
Other Liabilities                                                            -                     -

Intercompany Payables Pre Petition
Enron Caribbean Basin LLC                                                  0.0                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                             0.0                     -

                                                                     ---------             ---------
Total General Unsecured                                                    0.0                     -

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                   0.2                   0.0

Equity                                                                    n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                           0.2                   0.0
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON INTERNATIONAL HOLDINGS CORP.
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                        11.8%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  8.8%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                   0.0
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                    0.0

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
The Protane Corporation                                                    1.5                   1.5
Enron Commercial Finance Ltd.                                              0.0                   0.0
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   1.5                   1.5

Intercompany Receivables from Non-Debtors
Electricidad Enron de Guatemala, S.A.                                      1.2                   0.2
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   1.2                   0.2

Equity / Preferred Equity Interests in Affiliates
Enron Global Inc.                                                         n.a.                   4.0
Enron International Development Services, Inc.                            n.a.                   3.9
Enron Holding Company L.L.C.                                              n.a.                   3.2
Enron Java Power Corp.                                                    n.a.                   0.1
Other                                                                     n.a.                   0.0
                                                                                           ---------
   Total                                                                                        11.1

                                                                                           ---------
Total Allocated - Stand-Alone                                                                   12.9
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.2                   0.2
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                          -                     -
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.2                   0.2

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                      -                     -
Other Liabilities                                                            -                     -

Intercompany Payables Pre Petition
Enron Corp.                                                              109.0                   9.5
Enron Development Corp.                                                    9.7                   0.8
Enron Expat Services Inc.                                                  1.4                   0.1
                                                                             -                     -
Other Debtors                                                                -                     -
Enron Global Inc.                                                         25.1                   2.2
Verdenergia Enron de Puerto Rico, Inc.                                     0.0                   0.0
Enron Java Power Corp.                                                     0.0                   0.0
Enron Global Capital Company                                               0.0                   0.0
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                           145.2                  12.7

                                                                     ---------             ---------
Total General Unsecured                                                  145.2                  12.7

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                 145.4                  12.9

Equity                                                                    n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                         145.4                  12.9
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON INTERNATIONAL INC.
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         5.7%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  0.0%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                        0.0                   0.0

Intercompany Pre Petition Receivables from Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Intercompany Receivables from Non-Debtors
Enron America del Sur S.A.                                                 1.3                   0.3
Enron Venezuela Ltd.                                                       0.1                   0.1
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   1.4                   0.3

Equity / Preferred Equity Interests in Affiliates
Enron International Funding L.L.C.                                        n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
Total Allocated - Stand-Alone                                                                    0.3
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.3                   0.3
Secured Claims                                                               -                     -
Priority Claims                                                            0.0                   0.0
Intercompany Payables Post Petition                                        0.0                   0.0
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.3                   0.3

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                    0.0                   0.0
Other Liabilities                                                         15.3                   0.0

Intercompany Payables Pre Petition
Enron Corp.                                                              442.7                   0.1
Enron Caribbean Basin LLC                                                  0.2                   0.0
Enron South America LLC                                                    0.0                   0.0
Enron Asia Pacific/Africa/China LLC                                        0.0                   0.0
Other Debtors                                                              0.0                   0.0
Enron Pipeline Company - Argentina S.A.                                    1.8                   0.0
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                           444.7                   0.1

                                                                     ---------             ---------
Total General Unsecured                                                  460.0                   0.1

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                 460.3                   0.3

Equity                                                                    n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                         460.3                   0.3
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON INTERNATIONAL KOREA HOLDINGS CORP.
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         75.7%
PLAN GUARANTEE                                  0.0%
Stand-Alone General Unsecured                 100.0%
Modified Consolidated General Unsecured        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                   0.0
Directly Held Assets to be Liquidated                                     n.a.                   0.0
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                    0.0

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                                0.5                   0.1
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   0.5                   0.1

Intercompany Receivables from Non-Debtors
Enron International Korea Holdings Company Ltd.                            0.1                   0.1
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   0.1                   0.1

Equity / Preferred Equity Interests in Affiliates
Enron International Korea Holdings Company Ltd.                           n.a.                 163.3
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                       163.3

                                                                                           ---------
Total Allocated - Stand-Alone                                                                  163.4
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.3                   0.3
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                          -                     -
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.3                   0.3

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                      -                     -
Other Liabilities                                                            -                     -

Intercompany Payables Pre Petition
Enron Asia Pacific/Africa/China LLC                                        0.1                   0.1
Enron Development Funding Ltd.                                             0.0                   0.0
                                                                             -                     -
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                             0.1                   0.1

                                                                     ---------             ---------
Total General Unsecured                                                    0.1                   0.1

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                   0.4                   0.4

Equity                                                                    n.a.                 163.0

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                           0.4                 163.4
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON LIQUID FUELS, INC.
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                        10.1%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  6.3%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                   0.6
Directly Held Assets to be Liquidated                                     n.a.                   0.1
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                   2.6
                                                                                           ---------
   Total Directly Held Assets                                                                    3.2

Intercompany Post Petition Receivables from Debtors                        2.7                   2.7

Intercompany Pre Petition Receivables from Debtors
Enron Capital & Trade Resources International Corp.                        1.9                   0.5
Enron Gas Liquids, Inc.                                                    3.6                   0.3
Enron Freight Markets Corp.                                                0.0                   0.0
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   5.5                   0.8

Intercompany Receivables from Non-Debtors
Enron Administrative Services Corp.                                        8.7                   8.7
Enron Administrative Services Corp.                                        6.4                   6.4
Enron Fuels Caribbean, L.P.                                                3.0                   1.6
Enron Capital & Trade Global Resources Corp.                               1.2                   0.7
Other                                                                      0.3                   0.2
                                                                     ---------             ---------
   Total                                                                  19.6                  17.5

Equity / Preferred Equity Interests in Affiliates
Enron Fuels Company II, LLC                                               n.a.                     -
Enron Fuels Company I, LLC                                                n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
Total Allocated - Stand-Alone                                                                   24.2
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      4.0                   4.0
Secured Claims                                                               -                     -
Priority Claims                                                            0.9                   0.9
Intercompany Payables Post Petition                                        1.9                   1.9
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                6.8                   6.8

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                   37.6                   2.4
Other Liabilities                                                        145.6                   9.2

Intercompany Payables Pre Petition
Enron Corp.                                                               51.1                   3.2
Risk Management & Trading Corp.                                           23.7                   1.5
Enron North America Corp.                                                  2.5                   0.2
EnronOnline, LLC                                                           0.1                   0.0
Other Debtors                                                              0.1                   0.0
Enron Fuels Caribbean, L.P.                                               16.3                   1.0
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                            93.9                   5.9

                                                                     ---------             ---------
Total General Unsecured                                                  277.1                  17.5

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                 283.9                  24.2

Equity                                                                    n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                         283.9                  24.2
                                                                     =========             =========

----------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON LIQUID SERVICES CORP.
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         75.7%
PLAN GUARANTEE                                  0.0%
Stand-Alone General Unsecured                 100.0%
Modified Consolidated General Unsecured        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
Enron Transportation Services Company                                      5.9                   5.9
Enron Corp.                                                               29.5                   4.9
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                  35.4                  10.8

Intercompany Receivables from Non-Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Equity / Preferred Equity Interests in Affiliates
Enron Processing Properties, Inc.                                         n.a.                     -
Port Arthur Olefins, L.L.C.                                               n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
Total Allocated - Stand-Alone                                                                   10.8
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.2                   0.2
Secured Claims                                                             0.0                   0.0
Priority Claims                                                            0.0                   0.0
Intercompany Payables Post Petition                                          -                     -
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.2                   0.2

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                      -                     -
Other Liabilities                                                          0.0                   0.0

Intercompany Payables Pre Petition
Enron Operations Services Corp. (ETS)                                      0.0                   0.0
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                             0.0                   0.0

                                                                     ---------             ---------
Total General Unsecured                                                    0.0                   0.0

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                   0.2                   0.2

Equity                                                                    n.a.                  10.6

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                           0.2                  10.8
                                                                     =========             =========

------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON LNG MARKETING LLC
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         75.7%
PLAN GUARANTEE                                  0.0%
Stand-Alone General Unsecured                 100.0%
Modified Consolidated General Unsecured        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                  31.5
Directly Held Assets to be Liquidated                                     n.a.                   1.0
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                   32.4

Intercompany Post Petition Receivables from Debtors                        0.1                   0.1

Intercompany Pre Petition Receivables from Debtors
Risk Management & Trading Corp.                                           11.1                  11.1
Enron Corp.                                                                4.8                   0.8
Enron North America Corp.                                                  0.6                   0.1
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                  16.5                  12.0

Intercompany Receivables from Non-Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Equity / Preferred Equity Interests in Affiliates
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
Total Allocated - Stand-Alone                                                                   44.6
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.3                   0.3
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                        1.3                   1.3
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                1.6                   1.6

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                    2.6                   2.6
Other Liabilities                                                          0.5                   0.5

Intercompany Payables Pre Petition
Enron LNG Shipping Company                                                 0.9                   0.9
Enron Caribbean Basin LLC                                                  0.0                   0.0
                                                                             -                     -
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                             0.9                   0.9

                                                                     ---------             ---------
Total General Unsecured                                                    4.0                   4.0

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                   5.6                   5.6

Equity                                                                    n.a.                  39.0

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                           5.6                  44.6
                                                                     =========             =========

------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON LNG SHIPPING COMPANY
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         75.7%
PLAN GUARANTEE                                  0.0%
Stand-Alone General Unsecured                 100.0%
Modified Consolidated General Unsecured        19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                  26.9
Directly Held Assets to be Liquidated                                     n.a.                   0.8
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                   27.8

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
Enron LNG Marketing LLC                                                    0.9                   0.9
Enron Global LNG LLC                                                       0.0                   0.0
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   0.9                   0.9

Intercompany Receivables from Non-Debtors
Enron LNG (BVI) Marketing Ltd.                                             0.0                   0.0
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   0.0                   0.0

Equity / Preferred Equity Interests in Affiliates
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
Total Allocated - Stand-Alone                                                                   28.7
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.7                   0.7
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                        2.4                   2.4
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                3.1                   3.1

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                      -                     -
Other Liabilities                                                            -                     -

Intercompany Payables Pre Petition
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                               -                     -

                                                                     ---------             ---------
Total General Unsecured                                                      -                     -

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                   3.1                   3.1

Equity                                                                    n.a.                  25.6

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                           3.1                  28.7
                                                                     =========             =========

------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON MACHINE AND MECHANICAL SERVICES, INC.
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         8.2%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  3.6%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
Enron Operations Services Corp. (ETS)                                      0.9                   0.2
Enron Transportation Services Company                                      0.0                   0.0
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   1.0                   0.2

Intercompany Receivables from Non-Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Equity / Preferred Equity Interests in Affiliates
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
Total Allocated - Stand-Alone                                                                    0.2
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.2                   0.2
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                          -                     -
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.2                   0.2

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                      -                     -
Other Liabilities                                                            -                     -

Intercompany Payables Pre Petition
Enron Corp.                                                                1.1                   0.0
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                             1.1                   0.0

                                                                     ---------             ---------
Total General Unsecured                                                    1.1                   0.0

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                   1.3                   0.2

Equity                                                                    n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                           1.3                   0.2
                                                                     =========             =========

------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON MANAGEMENT, INC.
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                        11.8%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  8.7%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                        0.2                   0.2

Intercompany Pre Petition Receivables from Debtors
Enron North America Corp.                                                 89.2                  18.4
EGP Fuels Company                                                        157.8                   0.2
Enron Energy Services Operations, Inc.                                     1.1                   0.2
Enron Engineering & Construction Company                                   0.4                   0.1
Other                                                                      1.8                   0.3
                                                                     ---------             ---------
   Total                                                                 250.2                  19.1

Intercompany Receivables from Non-Debtors
Transwestern Pipeline Company                                              0.0                   0.0
Azurix Corp.                                                               0.0                   0.0
Citrus Corp.                                                               0.0                   0.0
EGEP Services Inc.                                                         0.1                   0.0
Other                                                                      0.0                   0.0
                                                                     ---------             ---------
   Total                                                                   0.1                   0.1

Equity / Preferred Equity Interests in Affiliates
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
Total Allocated - Stand-Alone                                                                   19.3
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      2.2                   2.2
Secured Claims                                                               -                     -
Priority Claims                                                            0.2                   0.2
Intercompany Payables Post Petition                                        2.6                   2.6
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                5.0                   5.0

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                            0.0                   0.0
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                    0.0                   0.0
Other Liabilities                                                        155.9                  13.5

Intercompany Payables Pre Petition
Enron Corp.                                                                6.1                   0.5
Enron Property & Services Corp.                                            2.0                   0.2
Enron Global LNG LLC                                                       0.0                   0.0
                                                                             -                     -
Other Debtors                                                                -                     -
Northern Plains Natural Gas Company                                        0.2                   0.0
Florida Gas Transmission Company                                           0.1                   0.0
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                         (0.0)                    -
                                                                     ---------             ---------
   Total Intercompany Payables                                             8.4                   0.7

                                                                     ---------             ---------
Total General Unsecured                                                  164.3                  14.3

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                 169.3                  19.3

Equity                                                                    n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                         169.3                  19.3
                                                                     =========             =========

------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON MAURITIUS COMPANY
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                                    5.7%
PLAN GUARANTEE                                            0.0%
Stand-Alone General Unsecured                             0.0%
Modified Consolidated General Unsecured                  19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     ----      -----------------
Cash                                                 n.a.             0.0
Directly Held Assets to be Liquidated                n.a.             0.0
Interests in PGE to be Liquidated                    n.a.               -
Directly Held Assets Transferred to CrossCountry     n.a.               -
Directly Held Assets Transferred to Prisma           n.a.               -
Directly Held Trading Book Assets                    n.a.               -
                                                                  -------
    Total Directly Held Assets                                        0.0

Intercompany Post Petition Receivables from Debtors     -               -

Intercompany Pre Petition Receivables from Debtors
                                                     ----         -------
                                                        -               -
                                                        -               -
                                                        -               -
Other                                                   -               -
                                                     ----         -------
    Total                                               -               -

Intercompany Receivables from Non-Debtors
Enron India Private Ltd.                              0.1             0.0
NTM Holdings Ltd.                                     0.0               -
                                                     ----         -------
                                                        -               -
                                                        -               -
Other                                                   -               -
                                                     ----         -------
    Total                                             0.1             0.0

Equity / Preferred Equity Interests in Affiliates
Dabhol Power Company                                 n.a.               -
NTM Holdings Ltd.                                    n.a.               -
                                                     n.a.               -
                                                     n.a.               -
Other                                                n.a.               -
                                                                  -------
  Total                                                                 -
                                                                  -------
  Total Allocated - Stand-Alone                                       0.0
                                                                  =======

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                 1.5               0.0
Secured Claims                                          -                 -
Priority Claims                                         -                 -
Intercompany Payables Post Petition                   0.3               0.0
                                                     ----           -------
    Total Administrative, Secured & Priority          1.9               0.0

Pre Petition General Unsecured Claims
Debt                                                    -                 -
SPE Obligations                                         -                 -
Guarantee Obligations                                   -                 -
Trade & A/P Liabilities                               1.6                 -
Other Liabilities                                       -                 -

Intercompany Payables Pre Petition
Enron Corp.                                          41.1                 -
Enron Development Corp.                              38.3                 -
Enron India LLC                                       1.1                 -
Atlantic Commercial Finance, Inc.                     0.0                 -
Other Debtors                                           -                 -
Enron Netherlands Holding B.V.                        3.4                 -
Enron India Private Ltd.                              0.1                 -
                                                        -                 -
                                                        -                 -
                                                        -                 -
Other Non-Debtors                                       -                 -
                                                     ----           -------
    Total Intercompany Payables                      84.0                 -

                                                     ----           -------
Total General Unsecured                              85.6                 -

Subordinated Claims                                     -                 -
                                                     ----           -------
    Total                                            87.5               0.0
Equity                                               n.a.                 -
                                                     ----           -------
    Total Allocated - Stand-Alone                    87.5               0.0
                                                     ====           =======


------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON METALS & COMMODITY CORP.
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                       30.9%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                35.9%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     ----      -----------------
Cash                                                 n.a.             29.3
Directly Held Assets to be Liquidated                n.a.              2.5
Interests in PGE to be Liquidated                    n.a.                -
Directly Held Assets Transferred to CrossCountry     n.a.                -
Directly Held Assets Transferred to Prisma           n.a.                -
Directly Held Trading Book Assets                    n.a.                -
                                                                    ------
     Total Directly Held Assets                                       31.8

Intercompany Post Petition Receivables from Debtors   0.5              0.5

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                          93.8             15.6
Enron Credit Inc.                                     0.0              0.0
Enron Global Markets LLC                              0.0                -

                                                     ----           ------
Other                                                   -                -
                                                     ----           ------
     Total                                           93.8             15.6

Intercompany Receivables from Non-Debtors
Enron Trading Services Inc.                           3.4              3.4
                                                     ----           ------
                                                        -                -
                                                        -                -
Other                                                   -                -
                                                     ----           ------
     Total                                            3.4              3.4

Equity / Preferred Equity Interests in Affiliates
Enron Metals (Australia) Pty Ltd                     n.a.              0.1
Enron Trading Limited                                n.a.              0.0

                                                     n.a.                -
                                                     n.a.                -
Other                                                n.a.                -
                                                                    ------
     Total                                                             0.1

                                                                    ------
Total Allocated - Stand-Alone                                         51.3
                                                                    ======

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 ------------  ---------------------
Administrative Claims (Post Petition)                  2.7               2.7
Secured Claims                                         0.9               0.9
Priority Claims                                        0.2               0.2
Intercompany Payables Post Petition                    3.6               3.6
                                                     -----            ------
     Total Administrative, Secured & Priority          7.4               7.4

Pre Petition General Unsecured Claims
Debt                                                     -                 -
SPE Obligations                                      101.7              36.5
Guarantee Obligations                                    -                 -
Trade & A/P Liabilities                                8.6               3.1
Other Liabilities                                     10.4               3.7

Intercompany Payables Pre Petition
Enron Net Works LLC                                    0.1               0.0
Enron Power Marketing, Inc.                            0.1               0.0
Enron Freight Markets Corp.                            0.0               0.0
Enron Property & Services Corp.                        0.0               0.0
Other Debtors                                          0.0               0.0

Enron Trade Services Holdings Inc.                     1.3               0.5
Enron Trading Limited                                  0.0               0.0
                                                         -                 -
                                                         -                 -
                                                         -                 -
Other Non-Debtors                                        -                 -
                                                     -----            ------
     Total Intercompany Payables                       1.6               0.6

                                                     -----            ------
Total General Unsecured                              122.2              43.9

Subordinated Claims                                      -                 -
                                                     -----            ------
     Total                                           129.6              51.3

 Equity                                               n.a.                 -
                                                     -----            ------
     Total Allocated - Stand-Alone                   129.6              51.3
                                                     =====            ======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON METHANOL COMPANY
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                        5.7%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                 0.0%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     ----      -----------------
Cash                                                 n.a.             0.0
Directly Held Assets to be Liquidated                n.a.             0.5
Interests in PGE to be Liquidated                    n.a.               -
Directly Held Assets Transferred to CrossCountry     n.a.               -
Directly Held Assets Transferred to Prisma           n.a.               -
Directly Held Trading Book Assets                    n.a.               -
                                                                     ----
     Total Directly Held Assets                                       0.5

Intercompany Post Petition Receivables from Debtors   0.0             0.0

Intercompany Pre Petition Receivables from Debtors
Risk Management & Trading Corp.                       2.7             2.7
Enron Gas Liquids, Inc.                               3.5             0.3
EGP Fuels Company                                     6.8             0.0

                                                     ----            ----
Other                                                   -               -
                                                     ----            ----
     Total                                           13.1             3.0

Intercompany Receivables from Non-Debtors
Florida Gas Transmission Company                      0.0             0.0
                                                        -               -
                                                        -               -
                                                        -               -
Other                                                   -               -
                                                     ----            ----
     Total                                            0.0             0.0

Equity / Preferred Equity Interests in Affiliates

                                                     n.a.               -
                                                     n.a.               -
                                                     n.a.               -
                                                     n.a.               -
Other                                                n.a.               -
                                                                     ----
     Total                                                              -

                                                                     ----
 Total Allocated - Stand-Alone                                        3.5
                                                                     ====

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 ------------  ---------------------
Administrative Claims (Post Petition)                 2.8               1.9
Secured Claims                                        0.9               0.9
Priority Claims                                       0.0                 -
Intercompany Payables Post Petition                   1.1               0.8
                                                    -----             -----
     Total Administrative, Secured & Priority         4.8               3.5

Pre Petition General Unsecured Claims
Debt                                                    -                 -
SPE Obligations                                         -                 -
Guarantee Obligations                                   -                 -
Trade & A/P Liabilities                               0.7                 -
Other Liabilities                                    10.6                 -

Intercompany Payables Pre Petition
Enron Corp.                                          45.3                 -
Enron Net Works LLC                                   0.0                 -
Enron Property & Services Corp.                       0.0                 -
Enron Transportation Services Company                 0.0                 -
Other Debtors                                         0.0                 -
                                                        -                 -
                                                        -                 -
                                                        -                 -
                                                        -                 -
Other Non-Debtors                                       -                 -
                                                    -----             -----
     Total Intercompany Payables                     45.4                 -

                                                    -----             -----
Total General Unsecured                              56.7                 -

Subordinated Claims                                     -                 -
                                                    -----             -----
     Total                                           61.5               3.5

 Equity                                              n.a.                 -
                                                    -----             -----
     Total Allocated - Stand-Alone                   61.5               3.5
                                                    =====             =====

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON MIDDLE EAST LLC
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                        7.6%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                 2.6%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     ----      -----------------
Cash                                                 n.a.                -
Directly Held Assets to be Liquidated                n.a.              0.0
Interests in PGE to be Liquidated                    n.a.                -
Directly Held Assets Transferred to CrossCountry     n.a.                -
Directly Held Assets Transferred to Prisma           n.a.                -
Directly Held Trading Book Assets                    n.a.                -
                                                                    ------
     Total Directly Held Assets                                        0.0

Intercompany Post Petition Receivables from Debtors     -                -

Intercompany Pre Petition Receivables from Debtors
Enron North America Corp.                             3.2              0.7
Enron Global LNG LLC                                  0.6              0.6
Enron India LLC                                       0.7              0.0
Enron Liquid Fuels, Inc.                              0.1              0.0
Other                                                 0.0              0.0
                                                     ----           ------
     Total                                            4.7              1.3

Intercompany Receivables from Non-Debtors
Enron Global Mauritius Company, L.L.C.                0.0              0.0
Enron Gaza International Ltd.                        12.8              0.0
Enron Mauritius Pakistan Company, L.L.C.              0.0                -
                                                        -                -
Other                                                   -                -
                                                     ----           ------
     Total                                           12.8              0.0

Equity / Preferred Equity Interests in Affiliates
Enron Oman Gas Pipeline Operations Ltd.              n.a.              0.0
Enron Oman Cooling Ltd.                              n.a.              0.0
Enron Jebel Ali Power Ltd.                           n.a.              0.0
Enron Saudi Holdings Ltd.                            n.a.              0.0
Other                                                n.a.                -
                                                                    ------
     Total                                                             0.0
                                                                    ------
Total Allocated - Stand-Alone                                          1.3
                                                                    ======

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                 0.2                  0.2
Secured Claims                                          -                    -
Priority Claims                                         -                    -
Intercompany Payables Post Petition                   0.0                  0.0
                                                   ------             --------
     Total Administrative, Secured & Priority         0.2                  0.2

Pre Petition General Unsecured Claims
Debt                                                    -                    -
SPE Obligations                                         -                    -
Guarantee Obligations                                   -                    -
Trade & A/P Liabilities                               0.3                  0.0
Other Liabilities                                       -                    -

Intercompany Payables Pre Petition
Enron Corp.                                          23.7                  0.6
Enron Caribbean Basin LLC                             8.7                  0.2
Atlantic Commercial Finance, Inc.                     5.9                  0.2
Enron Expat Services Inc.                             1.3                  0.0
Other Debtors                                         1.0                  0.0
Enron Middle East Ltd.                                0.7                  0.0
EGEP Services Inc.                                    0.4                  0.0
Enron Australia Pty Limited                           0.0                  0.0
Enron Transition Company, Inc.                        0.0                  0.0
Other Non-Debtors                                     0.0                  0.0
                                                   ------             --------
     Total Intercompany Payables                     41.9                  1.1

                                                   ------             --------
Total General Unsecured                              42.2                  1.1

Subordinated Claims                                     -                    -
                                                   ------             --------
     Total                                           42.4                  1.3

Equity                                               n.a.                    -

                                                   ------             --------
     Total Allocated - Stand-Alone                   42.4                  1.3
                                                   ======             ========

--------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON NATURAL GAS MARKETING CORP.
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                      23.9%
PLAN GUARANTEE                               0.0%
Stand-Alone General Unsecured               26.0%
Modified Consolidated General Unsecured     19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                       FACE    STAND-ALONE VALUE
                                                     -------   -----------------
Cash                                                    n.a.               -
Directly Held Assets to be Liquidated                   n.a.               -
Interests in PGE to be Liquidated                       n.a.               -
Directly Held Assets Transferred to CrossCountry        n.a.               -
Directly Held Assets Transferred to Prisma              n.a.               -
Directly Held Trading Book Assets                       n.a.               -
                                                                   ---------
     Total Directly Held Assets                                            -

Intercompany Post Petition Receivables from Debtors     17.4            17.4

Intercompany Pre Petition Receivables from Debtors

Enron North America Corp.                            3,265.5           672.1
Risk Management & Trading Corp.                        320.4           320.4
Enron North America Corp.                              866.0           178.2
                                                           -               -
Other                                                      -               -
                                                     -------       ---------
     Total                                           4,452.0         1,170.8

Intercompany Receivables from Non-Debtors

                                                           -               -
                                                           -               -
                                                           -               -
                                                           -               -
Other                                                      -               -
                                                     -------       ---------
     Total                                                 -               -

Equity / Preferred Equity Interests in Affiliates

                                                        n.a.               -
                                                        n.a.               -
                                                        n.a.               -
                                                        n.a.               -
Other                                                   n.a.               -
                                                                   ---------
     Total                                                                 -

                                                                   ---------
     Total Allocated - Stand-Alone                                   1,188.2
                                                                   =========

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                 15.7               15.7
Secured Claims                                           -                  -
Priority Claims                                        1.7                1.7
Intercompany Payables Post Petition                   10.8               10.8
                                                   -------          ---------
     Total Administrative, Secured & Priority         28.3               28.3

Pre Petition General Unsecured Claims
Debt                                                     -                  -
SPE Obligations                                      546.4              142.2
Guarantee Obligations                                    -                  -
Trade & A/P Liabilities                              251.8               65.5
Other Liabilities                                     58.3               15.2

Intercompany Payables Pre Petition
Enron Corp.                                        3,584.0              932.6
                                                         -                  -
                                                         -                  -
                                                         -                  -
Other Debtors                                            -                  -
Enron Compression Services Company                    14.9                3.9
Enron Canada Corp.                                     2.0                0.5
                                                         -                  -
                                                         -                  -
                                                         -                  -
Other Non-Debtors                                        -                  -
                                                   -------          ---------
     Total Intercompany Payables                   3,601.0              937.0
                                                   -------          ---------
     Total General Unsecured                       4,457.5            1,159.9

Subordinated Claims                                      -                  -
                                                   -------          ---------
     Total                                         4,485.7            1,188.2
Equity                                                n.a.                  -
                                                   -------          ---------
     Total Allocated - Stand-Alone                 4,485.7            1,188.2
                                                   =======          =========

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON NET WORKS LLC
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                       14.9%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                13.2%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     -----     -----------------
Cash                                                  n.a.               0.3
Directly Held Assets to be Liquidated                 n.a.               0.3
Interests in PGE to be Liquidated                     n.a.                 -
Directly Held Assets Transferred to CrossCountry      n.a.                 -
Directly Held Assets Transferred to Prisma            n.a.                 -
Directly Held Trading Book Assets                     n.a.                 -
                                                                    --------
     Total Directly Held Assets                                          0.7

Intercompany Post Petition Receivables from Debtors  199.7             195.0

Intercompany Pre Petition Receivables from Debtors

Enron Energy Services Operations, Inc.                21.2               3.2
EnronOnline, LLC                                      15.5               2.4
Enron South America LLC                                5.2               1.5
Enron Caribbean Basin LLC                              8.4               1.3
Other                                                 80.8               5.0
                                                     -----          --------
     Total                                           131.2              13.4

Intercompany Receivables from Non-Debtors

Enron Facility Services, Inc.                          7.0               1.1
CGNN Holding Company, Inc.                             0.9               0.9
Enron Canada Corp.                                     0.6               0.6
Florida Gas Transmission Company                       0.5               0.5
Other                                                 36.5               4.1
                                                     -----          --------
     Total                                            45.6               7.3

Equity / Preferred Equity Interests in Affiliates

EnronOnline, LLC                                      n.a.                 -
DealBench L.L.C.                                      n.a.                 -
CommodityLogic LLC                                    n.a.                 -
Clickpaper.com, L.L.C.                                n.a.                 -
Other                                                 n.a.                 -
                                                                    --------
     Total                                                                 -
                                                                    --------
Total Allocated - Stand-Alone                                          216.4
                                                                    ========

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                 2.6                 2.6
Secured Claims                                        0.1                 0.1
Priority Claims                                       0.0                 0.0
Intercompany Payables Post Petition                 162.7               162.7
                                                   ------            --------
     Total Administrative, Secured & Priority       165.4               165.4

Pre Petition General Unsecured Claims

Debt                                                  1.9                 0.3
SPE Obligations                                         -                   -
Guarantee Obligations                                   -                   -
Trade & A/P Liabilities                              29.4                 3.9
Other Liabilities                                     5.6                 0.7

Intercompany Payables Pre Petition

Enron Corp.                                         346.1                45.6
Enron Property & Services Corp.                       3.0                 0.4
Enron Broadband Services, L.P.                        0.3                 0.0
Enron Management, Inc.                                0.2                 0.0
Other Debtors                                         0.1                 0.0
Enron Overseas Services Corp.                         0.1                 0.0
Enron Venezuela Ltd.                                  0.0                 0.0
                                                        -                   -
                                                        -                   -
Other Non-Debtors                                       -                   -
                                                   ------            --------
     Total Intercompany Payables                    349.8                46.1
                                                   ------            --------
Total General Unsecured                             386.7                51.0

Subordinated Claims                                     -                   -
                                                   ------            --------
     Total                                          552.1               216.4

 Equity                                              n.a.                   -

                                                   ------            --------
     Total Allocated - Stand-Alone                  552.1               216.4
                                                   ======            ========

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON NORTH AMERICA CORP.
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                       20.1%
PLAN GUARANTEE                               17.3%
Stand-Alone General Unsecured                20.6%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                       FACE    STAND-ALONE VALUE
                                                     --------  -----------------
Cash                                                     n.a.        1,432.1
Directly Held Assets to be Liquidated                    n.a.          303.6
Interests in PGE to be Liquidated                        n.a.              -
Directly Held Assets Transferred to CrossCountry         n.a.              -
Directly Held Assets Transferred to Prisma               n.a.              -
Directly Held Trading Book Assets                        n.a.          325.9
                                                                     -------
     Total Directly Held Assets                                      2,061.6

Intercompany Post Petition Receivables from Debtors     410.5          409.5

Intercompany Pre Petition Receivables from Debtors

Enron Corp.                                          12,698.6        2,110.2
Enron Capital & Trade Resources International Corp.     448.0          127.5
Enron Power Corp.                                        65.3           24.0
Oswego Cogen Company, LLC                               388.5           14.5
Other                                                   492.4           73.2
                                                     --------        -------
     Total                                           14,092.8        2,349.3

Intercompany Receivables from Non-Debtors

Swee'P, L.L.C                                           308.8           51.1
ECT Investing Partners, L.P.                             48.8           48.8
Sundance Industrial Partners, L.P.                       21.3           21.3
ECT Europe Finance, Inc.                                 47.2           14.2
Other                                                    98.3           45.8
                                                     --------        -------
     Total                                              524.4          181.3

Equity / Preferred Equity Interests in Affiliates

Enron Canada Corp.                                       n.a.          867.5
Compagnie Papiers Stadacona                              n.a.           98.2
Enron Compression Services Company                       n.a.           46.2
Enron Administrative Services Corp.                      n.a.           38.6
Other                                                    n.a.          137.9
                                                                     -------
     Total                                                           1,188.3

                                                                     -------
  Total Allocated - Stand-Alone                                      6,190.1
                                                                     =======

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                217.4              217.4
Secured Claims                                        22.4               22.4
Priority Claims                                       44.1               44.1
Intercompany Payables Post Petition                  462.5              462.5
                                                 ---------            -------
     Total Administrative, Secured & Priority        746.5              746.5

Pre Petition General Unsecured Claims

Debt                                                   7.4                1.5
SPE Obligations                                    8,093.8            1,665.9
Guarantee Obligations                                  0.0                0.0
Trade & A/P Liabilities                            2,894.0              595.7
Other Liabilities                                  1,918.1              394.8
Intercompany Payables Pre Petition

Enron Power Marketing, Inc.                        5,137.1            1,057.4
Enron Natural Gas Marketing Corp.                  3,265.5              672.1
Risk Management & Trading Corp.                    2,785.4              573.3
Enron Natural Gas Marketing Corp.                    866.0              178.2
Other Debtors                                        759.7              156.4
Enron MW, L.L.C.                                     363.2               74.7
New Albany Power I, L.L.C.                           131.1               27.0
Fishtail LLC                                          85.4               17.6
Citrus Corp.                                          62.9               13.0
Other Non-Debtors                                     77.7               16.0
                                                 ---------            -------
     Total Intercompany Payables                  13,534.0            2,785.7

                                                 ---------            -------
  Total General Unsecured                         26,447.3            5,443.6

Subordinated Claims                                      -                  -
                                                 ---------            -------
     Total                                        27,193.8            6,190.1

Equity                                                n.a.                  -
                                                 ---------            -------
    Total Allocated - Stand-Alone                 27,193.8            6,190.1
                                                 =========            =======

----------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON OPERATIONS SERVICES CORP. (ETS)
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                       21.9%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                23.1%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                      FACE     STAND-ALONE VALUE
                                                     -----     -----------------
Cash                                                  n.a.            23.9
Directly Held Assets to be Liquidated                 n.a.             0.8
Interests in PGE to be Liquidated                     n.a.               -
Directly Held Assets Transferred to CrossCountry      n.a.             2.5
Directly Held Assets Transferred to Prisma            n.a.               -
Directly Held Trading Book Assets                     n.a.               -
                                                                      ----
     Total Directly Held Assets                       27.2

Intercompany Post Petition Receivables from Debtors    0.2             0.2

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                          300.0            49.9
Calypso Pipeline, LLC                                  0.2             0.2
LOA, Inc.                                              0.2             0.1
Enron North America Corp.                              0.1             0.0
Other                                                  0.9             0.0
                                                     -----            ----
     Total                                           301.4            50.2

Intercompany Receivables from Non-Debtors
Northern Plains Natural Gas Company                    0.9             0.9
Northern Plains Natural Gas Company                    0.1             0.1
Transportation Trading Services Company                0.1             0.1
Florida Gas Transmission Company                       0.0             0.0
Other                                                  0.2             0.0
                                                     -----            ----
     Total                                             1.3             1.1

Equity / Preferred Equity Interests in Affiliates

                                                      n.a.               -
                                                      n.a.               -
                                                      n.a.               -
                                                      n.a.               -
Other                                                 n.a.               -
                                                                      ----
     Total                                                               -

                                                                      ----
   Total Allocated - Stand-Alone                                      78.6
                                                                      ====

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                 0.3                0.3
Secured Claims                                          -                  -
Priority Claims                                       3.3                3.3
Intercompany Payables Post Petition                   0.0                0.0
                                                 --------               ----
     Total Administrative, Secured & Priority         3.6                3.6

Pre Petition General Unsecured Claims
Debt                                                    -                  -
SPE Obligations                                       0.0                0.0
Guarantee Obligations                                   -                  -
Trade & A/P Liabilities                               0.0                0.0
Other Liabilities                                     0.0                0.0

Intercompany Payables Pre Petition
Enron Transportation Services Company               303.0               70.1
Enron Property & Services Corp.                       8.6                2.0
Enron Pipeline Services Company                       4.3                1.0
Enron Pipeline Construction Services Company          3.1                0.7
Other Debtors                                         2.8                0.6
Houston Pipe Line Operations                          1.2                0.3
Pan Border Gas Company                                1.1                0.3
Enron Administrative Services Corp.                   0.0                0.0
EGEP Services Inc.                                    0.0                0.0
Other Non-Debtors                                     0.0                0.0
                                                 --------               ----
     Total Intercompany Payables                    324.1               75.0

                                                 --------               ----
Total General Unsecured                             324.2               75.0

Subordinated Claims                                     -                  -
                                                 --------               ----
     Total                                          327.8               78.6

 Equity                                              n.a.                  -
                                                 --------               ----
     Total Allocated - Stand-Alone                  327.8               78.6
                                                 ========               ====

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON PERMIAN GATHERING INC.
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                       75.7%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured               100.0%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     ----      -----------------
Cash                                                 n.a.               -
Directly Held Assets to be Liquidated                n.a.               -
Interests in PGE to be Liquidated                    n.a.               -
Directly Held Assets Transferred to CrossCountry     n.a.               -
Directly Held Assets Transferred to Prisma           n.a.               -
Directly Held Trading Book Assets                    n.a.               -
                                                                      ---
     Total Directly Held Assets                                         -

Intercompany Post Petition Receivables from Debtors     -               -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                           9.0             1.5
Enron Transportation Services Company                 0.0             0.0
                                                        -               -
                                                        -               -
Other                                                   -               -
                                                     ----             ---
     Total                                            9.0             1.5

Intercompany Receivables from Non-Debtors
                                                        -               -
                                                        -               -
                                                        -               -
                                                        -               -
Other                                                   -               -
                                                     ----             ---
     Total                                              -               -

Equity / Preferred Equity Interests in Affiliates
                                                     n.a.               -
                                                     n.a.               -
                                                     n.a.               -
                                                     n.a.               -
Other                                                n.a.               -
                                                                      ---
     Total                                                              -

                                                                      ---
  Total Allocated - Stand-Alone                                       1.5
                                                                      ===

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                 0.2               0.2
Secured Claims                                          -                 -
Priority Claims                                         -                 -
Intercompany Payables Post Petition                     -                 -
                                                 --------               ---
     Total Administrative, Secured & Priority         0.2               0.2

Pre Petition General Unsecured Claims
Debt                                                    -                 -
SPE Obligations                                         -                 -
Guarantee Obligations                                   -                 -
Trade & A/P Liabilities                                 -                 -
Other Liabilities                                       -                 -

Intercompany Payables Pre Petition

                                                        -                 -
                                                        -                 -
                                                        -                 -
                                                        -                 -
                                                        -                 -
Other Debtors                                           -                 -

                                                        -                 -
                                                        -                 -
                                                        -                 -
                                                        -                 -
Other Non-Debtors                                       -                 -
                                                 --------               ---
     Total Intercompany Payables                        -                 -

                                                 --------               ---
 Total General Unsecured                                -                 -


Subordinated Claims                                     -                 -
                                                 --------               ---
     Total                                            0.2               0.2

 Equity                                              n.a.               1.3
                                                 --------               ---
     Total Allocated - Stand-Alone                    0.2               1.5
                                                 ========               ===

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON PIPELINE CONSTRUCTION SERVICES COMPANY
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                        75.7%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                100.0%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     ----      -----------------
Cash                                                 n.a.             3.2
Directly Held Assets to be Liquidated                n.a.               -
Interests in PGE to be Liquidated                    n.a.               -
Directly Held Assets Transferred to CrossCountry     n.a.               -
Directly Held Assets Transferred to Prisma           n.a.               -
Directly Held Trading Book Assets                    n.a.               -
                                                                   ------
     Total Directly Held Assets                                       3.2

Intercompany Post Petition Receivables from Debtors     -               -

Intercompany Pre Petition Receivables from Debtors
Enron Operations Services Corp. (ETS)                 3.1             0.7
Enron Corp.                                           1.6             0.3
                                                        -               -
                                                        -               -
Other                                                   -               -
                                                     ----          ------
     Total                                            4.8             1.0

Intercompany Receivables from Non-Debtors

                                                        -               -
                                                        -               -
                                                        -               -
                                                        -               -
Other                                                   -               -
                                                     ----          ------
     Total                                              -               -

Equity / Preferred Equity Interests in Affiliates
                                                                   ------
                                                     n.a.               -
                                                     n.a.               -
                                                     n.a.               -
                                                     n.a.               -
Other                                                n.a.               -
                                                                   ------
     Total                                                              -

                                                                   ------
  Total Allocated - Stand-Alone                                       4.2
                                                                   ======

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                 0.2               0.2
Secured Claims                                          -                 -
Priority Claims                                         -                 -
Intercompany Payables Post Petition                     -                 -
                                                     ----           -------
     Total Administrative, Secured & Priority         0.2               0.2

Pre Petition General Unsecured Claims
Debt                                                    -                 -
SPE Obligations                                         -                 -
Guarantee Obligations                                   -                 -
Trade & A/P Liabilities                                 -                 -
Other Liabilities                                       -                 -

Intercompany Payables Pre Petition
Enron Equipment Procurement Company                   1.6               1.6
                                                        -                 -
                                                        -                 -
                                                        -                 -
Other Debtors                                           -                 -
                                                        -                 -
                                                        -                 -
                                                        -                 -
                                                        -                 -
Other Non-Debtors                                       -                 -
                                                     ----           -------
     Total Intercompany Payables                      1.6               1.6

                                                     ----           -------
Total General Unsecured                               1.6               1.6

Subordinated Claims                                     -                 -
                                                     ----           -------
     Total                                            1.7               1.7

Equity                                               n.a.               2.4

                                                     ----           -------
     Total Allocated - Stand-Alone                    1.7               4.2
                                                     ====           =======


------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON PIPELINE SERVICES COMPANY
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                        5.7%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                 0.0%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     ----      -----------------
Cash                                                 n.a.               -
Directly Held Assets to be Liquidated                n.a.               -
Interests in PGE to be Liquidated                    n.a.               -
Directly Held Assets Transferred to CrossCountry     n.a.               -
Directly Held Assets Transferred to Prisma           n.a.               -
Directly Held Trading Book Assets                    n.a.               -
                                                                      ---
     Total Directly Held Assets                                         -

Intercompany Post Petition Receivables from Debtors   0.4             0.2

Intercompany Pre Petition Receivables from Debtors
Enron Operations Services Corp. (ETS)                 4.3             1.0
                                                        -               -
                                                        -               -
                                                        -               -
Other                                                   -               -
                                                     ----             ---
     Total                                            4.3             1.0

Intercompany Receivables from Non-Debtors
Integrated Process Technologies, LLC                  0.0             0.0
Roadrunner I LLC                                      0.0               -
                                                        -               -
                                                        -               -
Other                                                   -               -
                                                     ----             ---
     Total                                            0.0             0.0

Equity / Preferred Equity Interests in Affiliates

                                                     n.a.               -
                                                     n.a.               -
                                                     n.a.               -
                                                     n.a.               -
Other                                                n.a.               -
                                                                      ---
     Total                                                              -

                                                                      ---
 Total Allocated - Stand-Alone                                        1.2
                                                                      ===

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                 0.2               0.2
Secured Claims                                          -                 -
Priority Claims                                       2.9               1.0
Intercompany Payables Post Petition                     -                 -
                                                     ----               ---
     Total Administrative, Secured & Priority         3.1               1.2

Pre Petition General Unsecured Claims
Debt                                                    -                 -
SPE Obligations                                         -                 -
Guarantee Obligations                                   -                 -
Trade & A/P Liabilities                                 -                 -
Other Liabilities                                     2.0                 -

Intercompany Payables Pre Petition
Enron Corp.                                           4.7                 -
Enron Net Works LLC                                   0.4                 -
Enron Transportation Services Company                 0.2                 -
Enron Property & Services Corp.                       0.2                 -
Other Debtors                                         0.0                 -
CGNN Holding Company, Inc.                            0.2                 -
Northern Border P/L - Prebuild                        0.0                 -
Houston Pipe Line Operations                          0.0                 -
Citrus Corp.                                          0.0                 -
Other Non-Debtors                                       -                 -
                                                     ----               ---
     Total Intercompany Payables                      5.7                 -

                                                     ----               ---
 Total General Unsecured                              7.7                 -

Subordinated Claims                                     -                 -
                                                     ----               ---
     Total                                           10.8               1.2

Equity                                               n.a.                 -

                                                     ----               ---
     Total Allocated - Stand-Alone                   10.8               1.2
                                                     ====               ===

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON POWER & INDUSTRIAL CONSTRUCTION COMPANY
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                        5.7%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                 0.0%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     ----      -----------------
Cash                                                 n.a.              -
Directly Held Assets to be Liquidated                n.a.              -
Interests in PGE to be Liquidated                    n.a.              -
Directly Held Assets Transferred to CrossCountry     n.a.              -
Directly Held Assets Transferred to Prisma           n.a.              -
Directly Held Trading Book Assets                    n.a.              -
                                                                     ---
     Total Directly Held Assets                                        -

Intercompany Post Petition Receivables from Debtors     -              -

Intercompany Pre Petition Receivables from Debtors
National Energy Production Corporation               33.4              -
                                                        -              -
                                                        -              -
                                                        -              -
Other                                                   -              -
                                                     ----            ---
     Total                                           33.4              -

Intercompany Receivables from Non-Debtors

                                                        -              -
                                                        -              -
                                                        -              -
                                                        -              -
Other                                                   -              -
                                                     ----            ---
     Total                                              -              -

Equity / Preferred Equity Interests in Affiliates

                                                     n.a.              -
                                                     n.a.              -
                                                     n.a.              -
                                                     n.a.              -
Other                                                n.a.              -
                                                                     ---
     Total                                                             -

                                                                     ---
 Total Allocated - Stand-Alone                                         -
                                                                     ===

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                 0.3               -
Secured Claims                                          -               -
Priority Claims                                       0.1               -
Intercompany Payables Post Petition                   9.0               -
                                                     ----             ---
     Total Administrative, Secured & Priority         9.4               -

Pre Petition General Unsecured Claims

Debt                                                    -               -
SPE Obligations                                         -               -
Guarantee Obligations                                   -               -
Trade & A/P Liabilities                               1.2               -
Other Liabilities                                     0.0               -

Intercompany Payables Pre Petition
Enron Corp.                                          15.7               -
Enron Engineering & Construction Company              3.4               -
Enron Power Corp.                                     0.1               -
Enron Broadband Services, Inc.                        0.0               -
Other Debtors                                         0.0               -
                                                        -               -
                                                        -               -
                                                        -               -
                                                        -               -
Other Non-Debtors                                       -               -
                                                     ----             ---
     Total Intercompany Payables                     19.2               -

                                                     ----             ---
 Total General Unsecured                             20.4               -

Subordinated Claims                                     -               -
                                                     ----             ---

     Total                                           29.8               -

Equity                                               n.a.               -

                                                     ----             ---
     Total Allocated - Stand-Alone                   29.8               -
                                                     ====             ===

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON POWER CORP.
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                       31.5%
PLAN GUARANTEE                               28.6%
Stand-Alone General Unsecured                36.8%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     -----     -----------------
Cash                                                  n.a.            10.7
Directly Held Assets to be Liquidated                 n.a.             0.4
Interests in PGE to be Liquidated                     n.a.               -
Directly Held Assets Transferred to CrossCountry      n.a.               -
Directly Held Assets Transferred to Prisma            n.a.               -
Directly Held Trading Book Assets                     n.a.               -
                                                                      ----
     Total Directly Held Assets                                       11.1

Intercompany Post Petition Receivables from Debtors    2.2             1.5

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                          257.9            42.9
Enron Asia Pacific/Africa/China LLC                    4.5             1.7
Enron Development Corp.                                5.4             0.9
LINGTEC Constructors L.P.                              0.2             0.0
Other                                                  0.1             0.0
                                                     -----            ----
     Total                                           268.0            45.5

Intercompany Receivables from Non-Debtors
Enron Power Corp. - U.S.                              19.3             8.4
Enron Europe L.L.C.                                   45.5             4.7
Enron Power Operating Company                          8.0             2.2
Enron Equipment Installation Company                   3.5             0.7
Other                                                  0.4             0.1
                                                     -----            ----
     Total                                            76.7            16.1

Equity / Preferred Equity Interests in Affiliates
Enron Subic Power Corp.                               n.a.             0.3
Enron Pipeline Construction - India, Limited
  Partnership                                         n.a.               -
Enron Power Operating Company                         n.a.               -
ECT Europe, Inc.                                      n.a.               -
Other                                                 n.a.               -
                                                                      ----
     Total                                                             0.3

                                                                      ----
 Total Allocated - Stand-Alone                                        74.6
                                                                      ====

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                  5.2              5.2
Secured Claims                                           -                -
Priority Claims                                          -                -
Intercompany Payables Post Petition                      -                -
                                                     -----             ----
     Total Administrative, Secured & Priority          5.2              5.2

Pre Petition General Unsecured Claims
Debt                                                     -                -
SPE Obligations                                          -                -
Guarantee Obligations                                 27.6             10.1
Trade & A/P Liabilities                                0.1              0.0
Other Liabilities                                      6.0              2.2

Intercompany Payables Pre Petition
Enron North America Corp.                             65.3             24.0
Enron Engineering & Construction Company              49.1             18.0
Superior Construction Company                          1.0              0.4
Enron Property & Services Corp.                        0.2              0.1
Other Debtors                                          0.2              0.1
Enron Power Construction Company                      27.3             10.0
ECT Europe, Inc.                                      11.9              4.4
Enron Export Sales Ltd.                                0.0              0.0
                                                         -                -
Other Non-Debtors                                        -                -
                                                     -----             ----
     Total Intercompany Payables                     155.0             57.0

                                                     -----             ----
 Total General Unsecured                             188.6             69.4

Subordinated Claims                                      -                -
                                                     -----             ----
     Total                                           193.9             74.6

Equity                                                n.a.                -

                                                     -----             ----
     Total Allocated - Stand-Alone                   193.9             74.6
                                                     =====             ====

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON POWER MARKETING, INC.
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                       22.9%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                24.5%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                       FACE    STAND-ALONE VALUE
                                                     -------   -----------------
Cash                                                    n.a.           786.1
Directly Held Assets to be Liquidated                   n.a.            23.7
Interests in PGE to be Liquidated                       n.a.               -
Directly Held Assets Transferred to CrossCountry        n.a.               -
Directly Held Assets Transferred to Prisma              n.a.               -
Directly Held Trading Book Assets                       n.a.           309.6
                                                                     -------
     Total Directly Held Assets                                      1,119.4

Intercompany Post Petition Receivables from Debtors    232.0           232.0

Intercompany Pre Petition Receivables from Debtors
Enron North America Corp.                            5,137.1         1,057.4
Enron Energy Services, Inc.                             97.2            19.5
Enron Energy Marketing Corp.                            36.4             9.5
Enron Gas Liquids, Inc.                                  1.9             0.1
Other                                                    0.3             0.1
                                                     -------         -------
     Total                                           5,272.8         1,086.6

Intercompany Receivables from Non-Debtors
Enron Canada Corp.                                       0.6             0.6
Enron Canada Corp.                                       0.0             0.0
Enron California Municipal Services, Inc.                0.0             0.0
Enron California Municipal Services, Inc.                0.0             0.0
Other                                                      -               -
                                                     -------         -------
     Total                                               0.6             0.6

Equity / Preferred Equity Interests in Affiliates
Enron Power Northwest Co., a division of EPMI           n.a.               -
Enron Power Pacific Co., a division of EPMI             n.a.               -
Enron Power Oregon Co., a division of EPMI              n.a.               -
Enron Power Washington Co., a division of EPMI          n.a.               -
Other                                                   n.a.               -
                                                                     -------
     Total                                                                 -

                                                                     -------
Total Allocated - Stand-Alone                                        2,438.6
                                                                     =======

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                  66.5             66.5
Secured Claims                                            -                -
Priority Claims                                        16.8             16.8
Intercompany Payables Post Petition                    74.6             74.6
                                                    -------          -------
     Total Administrative, Secured & Priority         157.9            157.9

Pre Petition General Unsecured Claims

Debt                                                      -                -
SPE Obligations                                        72.2             17.7
Guarantee Obligations                                     -                -
Trade & A/P Liabilities                             1,087.2            266.1
Other Liabilities                                   1,500.6            367.2

Intercompany Payables Pre Petition
Enron Corp.                                         4,759.9          1,164.8
Risk Management & Trading Corp.                     1,883.3            460.9
Enron Net Works LLC                                     1.5              0.4
EnronOnline, LLC                                        1.0              0.2
Other Debtors                                             -                -
New Albany Power I, L.L.C.                             10.7              2.6
Enron Sandhill Limited Partnership                      3.0              0.7
Portland General Electric Company                       0.3              0.1
Enron Compression Services Company                      0.2              0.0
Other Non-Debtors                                       0.2              0.1
                                                    -------          -------
     Total Intercompany Payables                    6,660.2          1,629.8

                                                    -------          -------
Total General Unsecured                             9,320.2          2,280.7

Subordinated Claims                                       -                -
                                                    -------          -------
     Total                                          9,478.1          2,438.6

Equity                                                 n.a.                -

                                                    -------          -------
     Total Allocated - Stand-Alone                  9,478.1          2,438.6
                                                    =======          =======

--------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON PROCESSING PROPERTIES, INC.
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                        5.7%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                 0.0%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     ----      -----------------
Cash                                                 n.a.             -
Directly Held Assets to be Liquidated                n.a.             -
Interests in PGE to be Liquidated                    n.a.             -
Directly Held Assets Transferred to CrossCountry     n.a.             -
Directly Held Assets Transferred to Prisma           n.a.             -
Directly Held Trading Book Assets                    n.a.             -
                                                                    ---
     Total Directly Held Assets                                       -

Intercompany Post Petition Receivables from Debtors     -             -

Intercompany Pre Petition Receivables from Debtors

                                                        -             -
                                                        -             -
                                                        -             -
                                                        -             -
Other                                                   -             -
                                                     ----           ---
     Total                                              -             -

Intercompany Receivables from Non-Debtors

                                                        -             -
                                                        -             -
                                                        -             -
                                                        -             -
Other                                                   -             -
                                                     ----           ---
     Total                                              -             -

Equity / Preferred Equity Interests in Affiliates
                                                     n.a.             -
                                                     n.a.             -
                                                     n.a.             -
                                                     n.a.             -
Other                                                n.a.             -
                                                                    ---
     Total                                                            -

                                                                    ---
Total Allocated - Stand-Alone                                         -
                                                                    ===

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                 0.2                 -
Secured Claims                                        0.0                 -
Priority Claims                                         -                 -
Intercompany Payables Post Petition                   0.0                 -
                                                     ----               ---
     Total Administrative, Secured & Priority         0.3                 -

Pre Petition General Unsecured Claims
Debt                                                    -                 -
SPE Obligations                                         -                 -
Guarantee Obligations                                   -                 -
Trade & A/P Liabilities                               0.9                 -
Other Liabilities                                       -                 -

Intercompany Payables Pre Petition
Enron Corp.                                           0.8                 -
                                                        -                 -
                                                        -                 -
                                                        -                 -
Other Debtors                                           -                 -
                                                        -                 -
                                                        -                 -
                                                        -                 -
                                                     ----               ---
Other Non-Debtors                                       -                 -
                                                     ----               ---
     Total Intercompany Payables                      0.8                 -

                                                     ----               ---
Total General Unsecured                               1.7                 -

Subordinated Claims                                     -                 -
                                                     ----               ---
     Total                                            2.0                 -

Equity                                               n.a.                 -

                                                     ----               ---
     Total Allocated - Stand-Alone                    2.0                 -
                                                     ====               ===

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON PROPERTY & SERVICES CORP.
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                        9.2%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                 5.0%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     -----     -----------------
Cash                                                  n.a.           0.3
Directly Held Assets to be Liquidated                 n.a.           0.0
Interests in PGE to be Liquidated                     n.a.             -
Directly Held Assets Transferred to CrossCountry      n.a.             -
Directly Held Assets Transferred to Prisma            n.a.             -
Directly Held Trading Book Assets                     n.a.             -
                                                                    ----
     Total Directly Held Assets                                      0.3

Intercompany Post Petition Receivables from Debtors   20.4          20.0

Intercompany Pre Petition Receivables from Debtors
Enron Broadband Services, Inc.                        51.7           4.8
Enron Energy Services Operations, Inc.                31.1           4.6
Enron Operations Services Corp. (ETS)                  8.6           2.0
Enron Engineering & Construction Company              11.8           1.9
Other                                                 38.3           6.1
                                                     -----          ----
     Total                                           141.5          19.5

Intercompany Receivables from Non-Debtors
CGNN Holding Company, Inc.                             1.3           1.3
Transwestern Pipeline Company                          0.9           0.9
Northern Plains Natural Gas Company                    0.4           0.4
Florida Gas Transmission Company                       0.4           0.4
Other                                                  8.4           1.6
                                                     -----          ----
     Total                                            11.4           4.6

Equity / Preferred Equity Interests in Affiliates
Enron Northwest Finance, LLC                          n.a.           0.7
                                                      n.a.             -
                                                      n.a.             -
                                                      n.a.             -
Other                                                 n.a.             -
                                                                    ----
     Total                                                           0.7

                                                                    ----
Total Allocated - Stand-Alone                                       45.1
                                                                    ====

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                  3.7              3.7
Secured Claims                                         2.5              2.5
Priority Claims                                        2.1              2.1
Intercompany Payables Post Petition                   23.5             23.5
                                                     -----             ----
     Total Administrative, Secured & Priority         31.8             31.8

Pre Petition General Unsecured Claims
Debt                                                   0.0              0.0
SPE Obligations                                        7.9              0.4
Guarantee Obligations                                    -                -
Trade & A/P Liabilities                                8.8              0.4
Other Liabilities                                     82.5              4.1
Intercompany Payables Pre Petition
Enron Corp.                                          170.5              8.4
                                                         -                -
                                                         -                -
                                                         -                -
Other Debtors                                            -                -
Affiliated Building Services, Inc.                     0.1              0.0
ECT Investments, Inc.                                  0.0              0.0
Enron Northwest Finance, LLC                           0.0              0.0
                                                         -                -
Other Non-Debtors                                      0.0             (0.0)
                                                     -----             ----
     Total Intercompany Payables                     170.6              8.5

                                                     -----             ----
Total General Unsecured                              269.8             13.4

Subordinated Claims                                      -                -
                                                     -----             ----
     Total                                           301.6             45.1

Equity                                                n.a.                -

                                                     -----             ----
     Total Allocated - Stand-Alone                   301.6             45.1
                                                     =====             ====

---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON RENEWABLE ENERGY CORP.
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                        9.5%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                 5.4%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     -----     -----------------
Cash                                                  n.a.             0.0
Directly Held Assets to be Liquidated                 n.a.               -
Interests in PGE to be Liquidated                     n.a.               -
Directly Held Assets Transferred to CrossCountry      n.a.               -
Directly Held Assets Transferred to Prisma            n.a.               -
Directly Held Trading Book Assets                     n.a.               -
                                                                      ----
     Total Directly Held Assets                                        0.0

Intercompany Post Petition Receivables from Debtors      -               -

Intercompany Pre Petition Receivables from Debtors
Smith Street Land Company                            147.9            16.1
Enron Caribbean Basin LLC                              0.1             0.0
                                                         -               -
                                                         -               -
Other                                                    -               -
                                                     -----            ----
     Total                                           148.0            16.1

Intercompany Receivables from Non-Debtors
Spotted Holdings LP                                    0.0             0.0
                                                         -               -
                                                         -               -
                                                         -               -
Other                                                    -               -
                                                     -----            ----
     Total                                             0.0             0.0

Equity / Preferred Equity Interests in Affiliates
Enron Solar Energy, Inc.                              n.a.             1.7
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)       n.a.               -
                                                      n.a.               -
                                                      n.a.               -
Other                                                 n.a.               -
                                                                      ----
     Total                                                             1.7

                                                                      ----
Total Allocated - Stand-Alone                                         17.8
                                                                      ====

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                  0.8             0.8
Secured Claims                                           -               -
Priority Claims                                          -               -
Intercompany Payables Post Petition                      -               -
                                                     -----            ----
     Total Administrative, Secured & Priority          0.8             0.8

Pre Petition General Unsecured Claims

Debt                                                     -               -
SPE Obligations                                          -               -
Guarantee Obligations                                    -               -
Trade & A/P Liabilities                                  -               -
Other Liabilities                                      4.0             0.2

Intercompany Payables Pre Petition
Enron Corp.                                          199.4            10.7
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)       77.7             4.2
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems       4.5             0.2
Enron Property & Services Corp.                        0.4             0.0
Other Debtors                                          0.6             0.0
Enron Solar Energy, Inc.                              31.4             1.7
Enron America do Sul Ltda.                             0.0             0.0
Zond Constructors II, Inc.                             0.0             0.0
                                                         -               -
Other Non-Debtors                                        -               -
                                                     -----            ----
     Total Intercompany Payables                     313.9            16.9

                                                     -----            ----
Total General Unsecured                              317.9            17.1

Subordinated Claims                                      -               -
                                                     -----            ----
     Total                                           318.7            17.8

Equity                                                n.a.               -
                                                     -----            ----
     Total Allocated - Stand-Alone                   318.7            17.8
                                                     =====            ====


---------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON RESERVE ACQUISITION CORP.
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                       22.9%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                24.6%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     ----      -----------------
Cash                                                  n.a.             27.5
Directly Held Assets to be Liquidated                 n.a.              1.7
Interests in PGE to be Liquidated                     n.a.                -
Directly Held Assets Transferred to CrossCountry      n.a.                -
Directly Held Assets Transferred to Prisma            n.a.                -
Directly Held Trading Book Assets                     n.a.             30.1
                                                                      -----
     Total Directly Held Assets                                        59.2

Intercompany Post Petition Receivables from Debtors    8.6              8.6

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                          182.4             30.3
Enron Energy Services Operations, Inc.                 0.0              0.0
                                                         -                -
                                                         -                -
Other                                                    -                -
                                                     -----            -----
     Total                                           182.4             30.3

Intercompany Receivables from Non-Debtors
Enron Administrative Services Corp.                   41.2             41.2
Enron Administrative Services Corp.                    2.1              2.1
                                                         -                -
                                                         -                -
Other                                                    -                -
                                                     -----            -----
     Total                                            43.3             43.3

Equity / Preferred Equity Interests in Affiliates

                                                      n.a.                -
                                                      n.a.                -
                                                      n.a.                -
                                                      n.a.                -
Other                                                 n.a.                -
                                                                       ----
     Total                                                                -

                                                                      -----
Total Allocated - Stand-Alone                                         141.5
                                                                      =====

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                  3.8              3.8
Secured Claims                                         0.2              0.2
Priority Claims                                        2.5              2.5
Intercompany Payables Post Petition                   27.6             27.6
                                                     -----            -----
     Total Administrative, Secured & Priority         34.1             34.1

Pre Petition General Unsecured Claims

Debt                                                     -                -
SPE Obligations                                      136.7             33.6
Guarantee Obligations                                    -                -
Trade & A/P Liabilities                               16.9              4.2
Other Liabilities                                    154.5             38.0

Intercompany Payables Pre Petition
Risk Management & Trading Corp.                       71.9             17.7
Enron North America Corp.                             56.3             13.8
Enron Net Works LLC                                    0.3              0.1
Enron North America Corp.                              0.2              0.0
Other Debtors                                          0.3              0.1
                                                         -                -
                                                         -                -
                                                         -                -
                                                         -                -
Other Non-Debtors                                        -                -
                                                     -----            -----
     Total Intercompany Payables                     129.0             31.7

                                                     -----            -----
Total General Unsecured                              437.1            107.4

Subordinated Claims                                      -                -
                                                     -----            -----
     Total                                           471.2            141.5

 Equity                                               n.a.                -

                                                     -----            -----
     Total Allocated - Stand-Alone                   471.2            141.5
                                                     =====            =====

--------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON SOUTH AMERICA LLC
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                       26.2%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                29.2%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                      FACE     STAND-ALONE VALUE
                                                     -----     -----------------
Cash                                                  n.a.            17.7
Directly Held Assets to be Liquidated                 n.a.             0.5
Interests in PGE to be Liquidated                     n.a.               -
Directly Held Assets Transferred to CrossCountry      n.a.               -
Directly Held Assets Transferred to Prisma            n.a.            17.3
Directly Held Trading Book Assets                     n.a.               -
                                                                     -----
     Total Directly Held Assets                                       35.5

Intercompany Post Petition Receivables from Debtors      -               -

Intercompany Pre Petition Receivables from Debtors
Enron North America Corp.                             17.2             3.5
Enron Development Funding Ltd.                         6.1             1.2
Enron Caribbean Basin LLC                              5.8             0.9
Enron Engineering & Construction Company               5.0             0.8
Other                                                  5.1             0.5
                                                     -----           -----
     Total                                            39.1             7.0

Intercompany Receivables from Non-Debtors
Enron America do Sul Ltda.                             2.6             2.6
Enron America del Sur S.A.                            11.3             2.3
Enron International Bolivia Holdings Ltd.              5.9             1.5
Enron (Bolivia) C.V.                                   1.2             1.2
Other                                                 48.2             2.6
                                                     -----           -----
     Total                                            69.2            10.2

Equity / Preferred Equity Interests in Affiliates
Enron Transportadora Holdings Ltd.                    n.a.            42.8
Bolivia Holdings Ltd.                                 n.a.            12.5
Enron Brazil Energy Investments Ltd.                  n.a.             3.5
Southern Cone Gas Ltd.                                n.a.             1.1
Other                                                 n.a.             0.0
                                                                     -----
     Total                                                            59.9

                                                                     -----
Total Allocated - Stand-Alone                                        112.6
                                                                     =====

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                  0.4                0.4
Secured Claims                                           -                  -
Priority Claims                                          -                  -
Intercompany Payables Post Petition                      -                  -
                                                     -----              -----
     Total Administrative, Secured & Priority          0.4                0.4

Pre Petition General Unsecured Claims
Debt                                                     -                  -
SPE Obligations                                          -                  -
Guarantee Obligations                                    -                  -
Trade & A/P Liabilities                                0.1                0.0
Other Liabilities                                      0.0                0.0

Intercompany Payables Pre Petition
Atlantic Commercial Finance, Inc.                    144.2               42.2
Enron Corp.                                          140.9               41.2
Enron Development Corp.                               50.8               14.8
Enron Expat Services Inc.                             14.3                4.2
Other Debtors                                         18.1                5.3
Enron Brazil Energy Investments Ltd.                  12.0                3.5
GasOriente Boliviano Ltda.                             1.2                0.3
Enron Brazil Services Ltd.                             0.8                0.2
Enron Transredes Services L.L.C.                       0.6                0.2
Other Non-Debtors                                      0.7                0.2
                                                     -----              -----
     Total Intercompany Payables                     383.6              112.1
                                                     -----              -----
Total General Unsecured                              383.7              112.2

Subordinated Claims                                      -                  -
                                                     -----              -----
     Total                                           384.1              112.6

Equity                                                n.a.                  -
                                                     -----              -----
     Total Allocated - Stand-Alone                   384.1              112.6
                                                     =====              =====


--------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

      APPENDIX C-I

ENRON TELECOMMUNICATIONS, INC.
($'s in millions)

         UNSECURED RECOVERY %
         --------------------
PLAN GENERAL UNSECURED                        5.7%
PLAN GUARANTEE                                0.0%
Stand-Alone General Unsecured                 0.0%
Modified Consolidated General Unsecured      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                     DEBTOR'S STAND ALONE ASSETS
                                                     ---------------------------
                                                     FACE      STAND-ALONE VALUE
                                                     ----      -----------------
Cash                                                 n.a.               -
Directly Held Assets to be Liquidated                n.a.               -
Interests in PGE to be Liquidated                    n.a.               -
Directly Held Assets Transferred to CrossCountry     n.a.               -
Directly Held Assets Transferred to Prisma           n.a.               -
Directly Held Trading Book Assets                    n.a.               -
                                                                      ---
     Total Directly Held Assets                                         -

Intercompany Post Petition Receivables from Debtors   0.0             0.0

Intercompany Pre Petition Receivables from Debtors
Enron Broadband Services, Inc.                        0.0             0.0
                                                        -               -
                                                        -               -
                                                        -               -
Other                                                   -               -
                                                     ----             ---

     Total                                            0.0             0.0

Intercompany Receivables from Non-Debtors

                                                        -               -
                                                        -               -
                                                        -               -
                                                        -               -
Other                                                   -               -
                                                     ----             ---
     Total                                              -               -

Equity / Preferred Equity Interests in Affiliates
                                                     n.a.               -
                                                     n.a.               -
                                                     n.a.               -
                                                     n.a.               -
Other                                                n.a.               -
                                                                      ---
     Total                                                              -

                                                                      ---
Total Allocated - Stand-Alone                                         0.0
                                                                      ===

                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                 -----------------------------------
                                                     FACE        STAND-ALONE VALUE
                                                 -----------   ---------------------
Administrative Claims (Post Petition)                 0.2                0.0
Secured Claims                                          -                  -
Priority Claims                                       0.0                  -
Intercompany Payables Post Petition                     -                  -
                                                     ----                ---
     Total Administrative, Secured & Priority         0.2                0.0

Pre Petition General Unsecured Claims

Debt                                                    -                  -
SPE Obligations                                         -                  -
Guarantee Obligations                                   -                  -
Trade & A/P Liabilities                                 -                  -
Other Liabilities                                     0.0                  -

Intercompany Payables Pre Petition
Enron Corp.                                           0.0                  -
                                                        -                  -
                                                        -                  -
                                                        -                  -
Other Debtors                                           -                  -
Enron Administrative Services Corp.                   0.0                  -
                                                        -                  -
                                                        -                  -
                                                        -                  -
Other Non-Debtors                                       -                  -
                                                     ----                ---
     Total Intercompany Payables                      0.0                  -

                                                     ----                ---
Total General Unsecured                               0.0                  -

Subordinated Claims                                     -                  -
                                                     ----                ---
     Total                                            0.2                0.0

 Equity                                              n.a.                  -
                                                     ----                ---
     Total Allocated - Stand-Alone                    0.2                0.0
                                                     ====                ===

--------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON TRAILBLAZER PIPELINE COMPANY
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                                                        75.7%
PLAN GUARANTEE                                                                 0.0%
Stand-Alone General Unsecured                                                100.0%
Modified Consolidated General Unsecured                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                     DEBTOR'S STAND ALONE ASSETS
                                                           ---------------------------------------------
                                                                FACE                   STAND-ALONE VALUE
                                                           --------------              -----------------
Cash                                                            n.a.                          0.3
Directly Held Assets to be Liquidated                           n.a.                          0.0
Interests in PGE to be Liquidated                               n.a.                            -
Directly Held Assets Transferred to CrossCountry                n.a.                            -
Directly Held Assets Transferred to Prisma                      n.a.                            -
Directly Held Trading Book Assets                               n.a.                            -
                                                                                       ----------
  Total Directly Held Assets                                                                  0.3

Intercompany Post Petition Receivables from Debtors                -                           -

Intercompany Pre Petition Receivables from Debtors

Enron Corp.                                                     26.8                          4.4
                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
Other                                                              -                            -
                                                           ---------                   ----------
  Total                                                         26.8                          4.4

Intercompany Receivables from Non-Debtors

                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
Other                                                              -                            -
                                                           ---------                   ----------
  Total                                                            -                            -

Equity / Preferred Equity Interests in Affiliates

Trailblazer Pipeline Company (general partnership)              n.a.                            -
Enron Trailblazer, L.L.C.                                       n.a.                            -
                                                                n.a.                            -
                                                                n.a.                            -
Other                                                           n.a.                            -
                                                                                       ----------
  Total                                                                                         -

                                                                                       ----------
 Total Allocated - Stand-Alone                                                                4.7
                                                                                       ==========

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                           ---------------------------------------------
                                                                FACE                   STAND-ALONE VALUE
                                                           --------------              -----------------
Administrative Claims (Post Petition)                            0.3                          0.3
Secured Claims                                                     -                            -
Priority Claims                                                    -                            -
Intercompany Payables Post Petition                                -                            -
                                                           ---------                   ----------
   Total Administrative, Secured & Priority                      0.3                          0.3

Pre Petition General Unsecured Claims

Debt                                                               -                            -
SPE Obligations                                                    -                            -
Guarantee Obligations                                              -                            -
Trade & A/P Liabilities                                            -                            -
Other Liabilities                                                  -                            -

Intercompany Payables Pre Petition

                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
Other Debtors                                                      -                            -
                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
Other Non-Debtors                                                  -                            -
                                                           ---------                   ----------
   Total Intercompany Payables                                     -                            -

                                                           ---------                   ----------
Total General Unsecured                                            -                            -

Subordinated Claims                                                -                            -
                                                           ---------                   ----------
   Total                                                         0.3                          0.3

 Equity                                                         n.a.                          4.4

                                                           ---------                   ----------
   Total Allocated - Stand-Alone                                 0.3                          4.7
                                                           =========                   ==========

---------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON TRANSPORTATION SERVICES COMPANY
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                                                        75.7%
PLAN GUARANTEE                                                                 0.0%
Stand-Alone General Unsecured                                                100.0%
Modified Consolidated General Unsecured                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                     DEBTOR'S STAND ALONE ASSETS
                                                           ---------------------------------------------
                                                                FACE                   STAND-ALONE VALUE
                                                           --------------              -----------------
Cash                                                            n.a.                          0.5
Directly Held Assets to be Liquidated                           n.a.                          0.0
Interests in PGE to be Liquidated                               n.a.                            -
Directly Held Assets Transferred to CrossCountry                n.a.                          1.9
Directly Held Assets Transferred to Prisma                      n.a.                            -
Directly Held Trading Book Assets                               n.a.                            -
                                                                                       ----------
  Total Directly Held Assets                                                                  2.4

Intercompany Post Petition Receivables from Debtors              0.3                          0.2

Intercompany Pre Petition Receivables from Debtors

Enron Corp.                                                  1,790.8                        297.6
Enron North America Corp.                                      440.9                         90.7
Enron Operations Services Corp. (ETS)                          303.0                         70.1
Enron Development Corp.                                        406.1                         69.4
Other                                                          174.6                         28.9
                                                           ---------                   ----------
  Total                                                      3,115.4                        556.8

Intercompany Receivables from Non-Debtors

ECT Investments Holding Corp.                                   11.0                         11.0
ECT Investing Partners, L.P.                                     1.2                          1.2
EOTT Energy Corp.                                                1.6                          0.3
Florida Gas Transmission Company                                 0.2                          0.2
Other                                                            0.1                          0.0
                                                           ---------                   ----------
  Total                                                         14.1                         12.8

Equity / Preferred Equity Interests in Affiliates

Transwestern Holding Company, Inc.                              n.a.                        582.7
CGNN Holding Company, Inc.                                      n.a.                         31.2
ECT Investing Partners, L.P.                                    n.a.                         25.3
Transwestern Gathering Company                                  n.a.                         10.3
Other                                                           n.a.                          5.4
                                                                                       ----------
  Total                                                                                     654.9

                                                                                       ----------
 Total Allocated - Stand-Alone                                                            1,227.0
                                                                                       ==========

                                                                 CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                           ---------------------------------------------
                                                                FACE                   STAND-ALONE VALUE
                                                           --------------              -----------------
Administrative Claims (Post Petition)                           14.5                         14.5
Secured Claims                                                     -                            -
Priority Claims                                                  0.2                          0.2
Intercompany Payables Post Petition                             26.0                         26.0
                                                           ---------                   ----------
   Total Administrative, Secured & Priority                     40.7                         40.7

Pre Petition General Unsecured Claims

Debt                                                               -                            -
SPE Obligations                                                 51.6                         51.6
Guarantee Obligations                                              -                            -
Trade & A/P Liabilities                                          0.1                          0.1
Other Liabilities                                                0.0                          0.0

Intercompany Payables Pre Petition

Enron Liquid Services Corp.                                      5.9                          5.9
Enron Permian Gathering Inc.                                     0.0                          0.0
Operational Energy Corp.                                         0.0                          0.0
Enron Machine and Mechanical Services, Inc.                      0.0                          0.0
Other Debtors                                                    0.0                          0.0
CGNN Holding Company, Inc.                                       1.0                          1.0
Northern Plains Natural Gas Company                              0.2                          0.2
Transportation Trading Services Company                          0.1                          0.1
Enron Operations, L.P.                                           0.0                          0.0
Other Non-Debtors                                                0.0                          0.0
                                                           ---------                   ----------
   Total Intercompany Payables                                   7.3                          7.3

                                                           ---------                   ----------
Total General Unsecured                                         59.0                         59.0

Subordinated Claims                                                -                            -
                                                           ---------                   ----------
   Total                                                        99.6                         99.6

 Equity                                                         n.a.                      1,127.4

                                                           ---------                   ----------
   Total Allocated - Stand-Alone                                99.6                      1,227.0
                                                           =========                   ==========

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON VENTURES CORP.
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                                                        14.6%
PLAN GUARANTEE                                                                 0.0%
Stand-Alone General Unsecured                                                 12.7%
Modified Consolidated General Unsecured                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                    DEBTOR'S STAND ALONE ASSETS
                                                           ---------------------------------------------
                                                                FACE                   STAND-ALONE VALUE
                                                           --------------              -----------------
Cash                                                            n.a.                            -
Directly Held Assets to be Liquidated                           n.a.                          1.5
Interests in PGE to be Liquidated                               n.a.                            -
Directly Held Assets Transferred to CrossCountry                n.a.                            -
Directly Held Assets Transferred to Prisma                      n.a.                            -
Directly Held Trading Book Assets                               n.a.                            -
                                                                                       ----------
  Total Directly Held Assets                                                                  1.5

Intercompany Post Petition Receivables from Debtors                -                            -

Intercompany Pre Petition Receivables from Debtors

Enron North America Corp.                                        0.1                          0.0
San Juan Gas Company, Inc.                                       1.1                            -
                                                                   -                            -
                                                                   -                            -
Other                                                              -                            -
                                                           ---------                   ----------
  Total                                                          1.2                          0.0

Intercompany Receivables from Non-Debtors

JSB Asset, L.L.C.                                               35.3                         23.0
Enron Americas Energy Services, Inc.                             0.4                          0.0
Enron Property Management Corp.                                  0.0                          0.0
                                                                   -                            -
Other                                                              -                            -
                                                           ---------                   ----------
  Total                                                         35.7                         23.1

Equity / Preferred Equity Interests in Affiliates

Enron Nuclear Services Corp.                                    n.a.                          0.0
KGB, L.L.C.                                                     n.a.                          0.0
Enron Clean Fuels (div. of Enron Ventures Corp.)                n.a.                            -
                                                                n.a.                            -
Other                                                           n.a.                            -
                                                                                       ----------
  Total                                                                                       0.0

                                                                                       ----------
 Total Allocated - Stand-Alone                                                               24.6
                                                                                       ==========

                                                                CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                           ---------------------------------------------
                                                                FACE                   STAND-ALONE VALUE
                                                           --------------              -----------------
Administrative Claims (Post Petition)                            0.2                          0.2
Secured Claims                                                   1.5                          1.5
Priority Claims                                                    -                            -
Intercompany Payables Post Petition                              0.9                          0.9
                                                           ---------                   ----------
   Total Administrative, Secured & Priority                      2.6                          2.6

Pre Petition General Unsecured Claims

Debt                                                               -                            -
SPE Obligations                                                 74.0                          9.4
Guarantee Obligations                                              -                            -
Trade & A/P Liabilities                                          0.0                          0.0
Other Liabilities                                                  -                            -

Intercompany Payables Pre Petition

Enron Corp.                                                     98.9                         12.6
                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
Other Debtors                                                      -                            -
KGB, L.L.C.                                                      0.0                          0.0
                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
Other Non-Debtors                                                  -                            -
                                                           ---------                   ----------
   Total Intercompany Payables                                  98.9                         12.6

                                                           ---------                   ----------
Total General Unsecured                                        173.0                         22.0

Subordinated Claims                                                -                            -
                                                           ---------                   ----------
   Total                                                       175.6                         24.6

 Equity                                                         n.a.                            -

                                                           ---------                   ----------
   Total Allocated - Stand-Alone                               175.6                         24.6
                                                           =========                   ==========

------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON WARPSPEED SERVICES, INC.
($'s in millions)

          UNSECURED RECOVERY %
          --------------------
PLAN GENERAL UNSECURED                                                         5.7%
PLAN GUARANTEE                                                                 0.0%
Stand-Alone General Unsecured                                                  0.0%
Modified Consolidated General Unsecured                                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                   DEBTOR'S STAND ALONE ASSETS
                                                           ---------------------------------------------
                                                                FACE                   STAND-ALONE VALUE
                                                           --------------              -----------------
Cash                                                            n.a.                            -
Directly Held Assets to be Liquidated                           n.a.                            -
Interests in PGE to be Liquidated                               n.a.                            -
Directly Held Assets Transferred to CrossCountry                n.a.                            -
Directly Held Assets Transferred to Prisma                      n.a.                            -
Directly Held Trading Book Assets                               n.a.                            -
                                                                                       ----------
  Total Directly Held Assets                                                                    -

Intercompany Post Petition Receivables from Debtors                -                            -

Intercompany Pre Petition Receivables from Debtors

Enron Corp.                                                      1.2                          0.2
                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
Other                                                              -                            -
                                                           ---------                   ----------
  Total                                                          1.2                          0.2

Intercompany Receivables from Non-Debtors

                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
Other                                                              -                            -
                                                           ---------                   ----------
  Total                                                            -                            -

Equity / Preferred Equity Interests in Affiliates

                                                                n.a.                            -
                                                                n.a.                            -
                                                                n.a.                            -
                                                                n.a.                            -
Other                                                           n.a.                            -
                                                                                       ----------
  Total                                                                                         -

                                                                                       ----------
 Total Allocated - Stand-Alone                                                                0.2
                                                                                       ==========

                                                              CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                           ---------------------------------------------
                                                                FACE                   STAND-ALONE VALUE
                                                           --------------              -----------------
Administrative Claims (Post Petition)                            0.2                            -
Secured Claims                                                   0.4                          0.2
Priority Claims                                                  0.0                            -
Intercompany Payables Post Petition                              0.0                            -
                                                           ---------                   ----------
   Total Administrative, Secured & Priority                      0.6                          0.2

Pre Petition General Unsecured Claims

Debt                                                               -                            -
SPE Obligations                                                    -                            -
Guarantee Obligations                                              -                            -
Trade & A/P Liabilities                                            -                            -
Other Liabilities                                                1.5                            -

Intercompany Payables Pre Petition

Enron Broadband Services, Inc.                                   8.1                            -
Enron Communications Leasing Corp.                               0.5                            -
                                                                   -                            -
                                                                   -                            -
Other Debtors                                                      -                            -
                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
                                                                   -                            -
Other Non-Debtors                                                  -                            -
                                                           ---------                   ----------
   Total Intercompany Payables                                   8.7                            -

                                                           ---------                   ----------
Total General Unsecured                                         10.1                            -

Subordinated Claims                                                -                            -
                                                           ---------                   ----------
   Total                                                        10.7                          0.2

 Equity                                                         n.a.                            -

                                                           ---------                   ----------
   Total Allocated - Stand-Alone                                10.7                          0.2
                                                           =========                   ==========

--------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ENRON WIND CONSTRUCTORS CORP

  PLEASE SEE ASSET, LIABILITY AND RECOVERY INFORMATION FOR EREC
                        SUBSIDIARY II, LLC

    APPENDIX C-I

ENRON WIND CORP

 PLEASE SEE ASSET, LIABILITY AND RECOVERY INFORMATION FOR EREC SUBSIDIARY V, LLC

    APPENDIX C-I

ENRON WIND DEVELOPMENT CORP.
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                73.5%
PLAN GUARANTEE                                         0.0%
Stand-Alone General Unsecured                         96.8%
Modified Consolidated General Unsecured               19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                             n.a.               75.0
Directly Held Assets to be Liquidated                                            n.a.                8.7
Interests in PGE to be Liquidated                                                n.a.                  -
Directly Held Assets Transferred to CrossCountry                                 n.a.                  -
Directly Held Assets Transferred to Prisma                                       n.a.                  -
Directly Held Trading Book Assets                                                n.a.                  -
                                                                                                 -------
  Total Directly Held Assets                                                                        83.7

Intercompany Post Petition Receivables from Debtors                                 -                  -

Intercompany Pre Petition Receivables from Debtors

EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                                  88.3               32.5
EREC Subsidiary III, LLC (f/k/a Enron Wind Energy Systems Corp.)                  1.8                1.1
Cabazon Power Partners LLC                                                        0.2                0.2
Enron Wind Lake Benton LLC                                                        0.0                0.0
Other                                                                             0.0                0.0
                                                                               ------            -------
  Total                                                                          90.3               33.8

Intercompany Receivables from Non-Debtors

Enron Wind Cabazon LLC                                                            0.0                0.0
Zond Mesa-VGIV Corporation                                                        0.0                0.0
Enron Wind Palm Springs LLC                                                       0.0                0.0
Enron Wind Lake Benton II LLC                                                     3.2                  -
Other                                                                             0.1                  -
                                                                               ------            -------
  Total                                                                           3.3                0.0

Equity / Preferred Equity Interests in Affiliates

Enron Wind Cabazon Funding LLC                                                   n.a.               29.0
Green Power Partners I LLC                                                       n.a.                4.0
Enron Wind Cabazon LLC                                                           n.a.                0.3
Indian Mesa Power Partners III LP                                                n.a.                  -
Other                                                                            n.a.               (0.0)
                                                                                                 -------
  Total                                                                                             33.3

                                                                                                 -------
Total Allocated - Stand-Alone                                                                      150.7
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                             4.9                4.9
Secured Claims                                                                      -                  -
Priority Claims                                                                     -                  -
Intercompany Payables Post Petition                                               0.1                0.1
                                                                               ------            -------
  Total Administrative, Secured & Priority                                        5.0                5.0

Pre Petition General Unsecured Claims

Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                             -                  -
Other Liabilities                                                                 5.4                5.2

Intercompany Payables Pre Petition

EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)                         110.8              107.2
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)                    32.4               31.4
ZWHC LLC                                                                          0.3                0.3
Enron Corp.                                                                       0.0                0.0
Other Debtors                                                                       -                  -
Enron Wind International Holding Corp.                                            1.7                1.7
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other Non-Debtors                                                                   -                  -
                                                                               ------            -------
  Total Intercompany Payables                                                   145.2              140.5

                                                                               ------            -------
Total General Unsecured                                                         150.6              145.7

Subordinated Claims                                                                 -                  -
                                                                               ------            -------
  Total                                                                         155.6              150.7

 Equity                                                                          n.a.                  -

                                                                               ------            -------
  Total Allocated - Stand-Alone                                                 155.6              150.7
                                                                               ======            =======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

ENRON WIND ENERGY SYSTEMS CORP

  PLEASE SEE ASSET, LIABILITY AND RECOVERY INFORMATION FOR EREC SUBSIDIARY III,
                                       LLC

    APPENDIX C-I

ENRON WIND LAKE BENTON LLC
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                 13.7%
PLAN GUARANTEE                                          0.0%
Stand-Alone General Unsecured                          11.4%
Modified Consolidated General Unsecured                19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                             n.a.                  -
Directly Held Assets to be Liquidated                                            n.a.                  -
Interests in PGE to be Liquidated                                                n.a.                  -
Directly Held Assets Transferred to CrossCountry                                 n.a.                  -
Directly Held Assets Transferred to Prisma                                       n.a.                  -
Directly Held Trading Book Assets                                                n.a.                  -
                                                                                                 -------
  Total Directly Held Assets                                                                           -

Intercompany Post Petition Receivables from Debtors                                 -                  -

Intercompany Pre Petition Receivables from Debtors

EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                                   1.8                0.6
Zond Minnesota Construction Company LLC                                           0.5                0.2
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)                           0.1                0.0
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                           2.3                0.9

Intercompany Receivables from Non-Debtors
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                             -                  -

Equity / Preferred Equity Interests in Affiliates
                                                                                 n.a.                  -
                                                                                 n.a.                  -
                                                                                 n.a.                  -
                                                                                 n.a.                  -
Other                                                                            n.a.                  -
                                                                                                 -------
  Total                                                                                                -

                                                                                                 -------
Total Allocated - Stand-Alone                                                                        0.9
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                             0.2                0.2
Secured Claims                                                                      -                  -
Priority Claims                                                                     -                  -
Intercompany Payables Post Petition                                                 -                  -
                                                                               ------            -------
  Total Administrative, Secured & Priority                                        0.2                0.2

Pre Petition General Unsecured Claims

Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                             -                  -
Other Liabilities                                                                 1.6                0.2

Intercompany Payables Pre Petition

EREC Subsidiary III, LLC (f/k/a Enron Wind Energy Systems Corp.)                  2.4                0.3
Enron Corp.                                                                       0.1                0.0
Enron Wind Development Corp.                                                      0.0                0.0
                                                                                    -                  -
Other Debtors                                                                       -                  -
Lake Benton Power Partners L.L.C.                                                 1.4                0.2
Lake Benton Holdings LLC                                                          0.6                0.1
Lake Benton Power Associates LLC                                                  0.5                0.1
                                                                                    -                  -
Other Non-Debtors                                                                   -                  -
                                                                               ------            -------
  Total Intercompany Payables                                                     5.0                0.6

                                                                               ------            -------
Total General Unsecured                                                           6.6                0.7

Subordinated Claims                                                                 -                  -
                                                                               ------            -------
  Total                                                                           6.7                0.9

 Equity                                                                          n.a.                  -

                                                                               ------            -------
  Total Allocated - Stand-Alone                                                   6.7                0.9
                                                                               ======            =======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

ENRON WIND MAINTENANCE CORP

  PLEASE SEE ASSET, LIABILITY AND RECOVERY INFORMATION FOR EREC SUBSIDIARY IV,
                                       LLC

    APPENDIX C-I

ENRON WIND STORM LAKE I LLC
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                 5.7%
PLAN GUARANTEE                                         0.0%
Stand-Alone General Unsecured                          0.0%
Modified Consolidated General Unsecured               19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                             n.a.                  -
Directly Held Assets to be Liquidated                                            n.a.                  -
Interests in PGE to be Liquidated                                                n.a.                  -
Directly Held Assets Transferred to CrossCountry                                 n.a.                  -
Directly Held Assets Transferred to Prisma                                       n.a.                  -
Directly Held Trading Book Assets                                                n.a.                  -
                                                                                                 -------
  Total Directly Held Assets                                                                           -

Intercompany Post Petition Receivables from Debtors                                 -                  -

Intercompany Pre Petition Receivables from Debtors

EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)                           0.1                0.1
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                                   0.2                0.1
Enron Corp.                                                                       0.1                0.0
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                           0.4                0.2

Intercompany Receivables from Non-Debtors
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                             -                  -

Equity / Preferred Equity Interests in Affiliates

Storm Lake Power Partners I LLC                                                  n.a.                  -
                                                                                 n.a.                  -
                                                                                 n.a.                  -
                                                                                 n.a.                  -
Other                                                                            n.a.                  -
                                                                                                 -------
  Total                                                                                                -

                                                                                                 -------
 Total Allocated - Stand-Alone                                                                       0.2
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                             0.2                0.2
Secured Claims                                                                      -                  -
Priority Claims                                                                     -                  -
Intercompany Payables Post Petition                                               0.0                0.0
                                                                               ------            -------
  Total Administrative, Secured & Priority                                        0.2                0.2

Pre Petition General Unsecured Claims

Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                             -                  -
Other Liabilities                                                                 4.6                  -

Intercompany Payables Pre Petition

EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)                     0.9                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other Debtors                                                                       -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other Non-Debtors                                                                   -                  -
                                                                               ------            -------
  Total Intercompany Payables                                                     0.9                  -

                                                                               ------            -------
Total General Unsecured                                                           5.5                  -

Subordinated Claims                                                                 -                  -
                                                                               ------            -------
  Total                                                                           5.7                0.2

 Equity                                                                          n.a.                  -

                                                                               ------            -------
  Total Allocated - Stand-Alone                                                   5.7                0.2
                                                                               ======            =======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

ENRON WIND STORM LAKE II LLC
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                 5.7%
PLAN GUARANTEE                                         0.0%
Stand-Alone General Unsecured                          0.0%
Modified Consolidated General Unsecured               19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                             n.a.                  -
Directly Held Assets to be Liquidated                                            n.a.                  -
Interests in PGE to be Liquidated                                                n.a.                  -
Directly Held Assets Transferred to CrossCountry                                 n.a.                  -
Directly Held Assets Transferred to Prisma                                       n.a.                  -
Directly Held Trading Book Assets                                                n.a.                  -
                                                                                                 -------
  Total Directly Held Assets                                                                           -

Intercompany Post Petition Receivables from Debtors                                 -                  -

Intercompany Pre Petition Receivables from Debtors
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                             -                  -

Intercompany Receivables from Non-Debtors

Storm Lake II Power Associates LLC                                                1.7                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                           1.7                  -

Equity / Preferred Equity Interests in Affiliates

Storm Lake II Power Associates LLC                                               n.a.                  -
                                                                                 n.a.                  -
                                                                                 n.a.                  -
                                                                                 n.a.                  -
Other                                                                            n.a.                  -
                                                                                                 -------
  Total                                                                                                -

                                                                                                 -------
 Total Allocated - Stand-Alone                                                                         -
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                             0.2                  -
Secured Claims                                                                      -                  -
Priority Claims                                                                     -                  -
Intercompany Payables Post Petition                                                 -                  -
                                                                               ------            -------
  Total Administrative, Secured & Priority                                        0.2                  -

Pre Petition General Unsecured Claims

Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                             -                  -
Other Liabilities                                                                   -                  -

Intercompany Payables Pre Petition

EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)                           1.7                  -
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                                   0.2                  -
Enron Corp.                                                                       0.0                  -
Enron Wind Development Corp.                                                      0.0                  -
Other Debtors                                                                       -                  -
Storm Lake Power Partners II LLC                                                  1.7                  -
Storm Lake II Holdings LLC                                                        0.3                  -
                                                                                    -                  -
                                                                                    -                  -
Other Non-Debtors                                                                   -                  -
                                                                               ------            -------
  Total Intercompany Payables                                                     3.9                  -

                                                                               ------            -------
Total General Unsecured                                                           3.9                  -

Subordinated Claims                                                                 -                  -
                                                                               ------            -------
  Total                                                                           4.1                  -

 Equity                                                                          n.a.                  -

                                                                               ------            -------
  Total Allocated - Stand-Alone                                                   4.1                  -
                                                                               ======            =======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

ENRON WIND SYSTEMS, INC.

 PLEASE SEE ASSET, LIABILITY AND RECOVERY INFORMATION FOR EREC SUBSIDIARY I, LLC

    APPENDIX C-I

ENRONONLINE, LLC
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                16.6%
PLAN GUARANTEE                                         0.0%
Stand-Alone General Unsecured                         15.6%
Modified Consolidated General Unsecured               19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                             n.a.                  -
Directly Held Assets to be Liquidated                                            n.a.                0.2
Interests in PGE to be Liquidated                                                n.a.                  -
Directly Held Assets Transferred to CrossCountry                                 n.a.                  -
Directly Held Assets Transferred to Prisma                                       n.a.                  -
Directly Held Trading Book Assets                                                n.a.                  -
                                                                                                 -------
  Total Directly Held Assets                                                                         0.2

Intercompany Post Petition Receivables from Debtors                               2.5                2.1

Intercompany Pre Petition Receivables from Debtors

Enron North America Corp.                                                         8.5                1.7
Enron Power Marketing, Inc.                                                       1.0                0.2
Enron Capital & Trade Resources International Corp.                               0.6                0.2
Enron Broadband Services, Inc.                                                    0.5                0.0
Other                                                                             5.0                0.0
                                                                               ------            -------
  Total                                                                          15.5                2.2

Intercompany Receivables from Non-Debtors

Transwestern Pipeline Company                                                     0.1                0.1
DealBench L.L.C                                                                   0.0                0.0
CommodityLogic LLC                                                                0.0                0.0
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                           0.1                0.1

Equity / Preferred Equity Interests in Affiliates
                                                                                 n.a.                  -
                                                                                 n.a.                  -
                                                                                 n.a.                  -
                                                                                 n.a.                  -
Other                                                                            n.a.                  -
                                                                                                 -------
  Total                                                                                                -

                                                                                                 -------
Total Allocated - Stand-Alone                                                                        4.7
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                             0.3                0.3
Secured Claims                                                                    0.1                0.1
Priority Claims                                                                     -                  -
Intercompany Payables Post Petition                                               0.0                0.0
                                                                               ------            -------
  Total Administrative, Secured & Priority                                        0.4                0.4

Pre Petition General Unsecured Claims

Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                           0.4                0.1
Other Liabilities                                                                   -                  -

Intercompany Payables Pre Petition

Enron Net Works LLC                                                              15.5                2.4
Enron Corp.                                                                      10.0                1.6
Enron Property & Services Corp.                                                   0.6                0.1
Enron Caribbean Basin LLC                                                         0.0                0.0
Other Debtors                                                                       -                  -
Enron Administrative Services Corp.                                               0.6                0.1
Enron Australia Pty Limited                                                       0.0                0.0
                                                                                    -                  -
                                                                                    -                  -
Other Non-Debtors                                                                   -                  -
                                                                               ------            -------
  Total Intercompany Payables                                                    26.8                4.2

                                                                               ------            -------
Total General Unsecured                                                          27.2                4.2

Subordinated Claims                                                                 -                  -
                                                                               ------            -------
  Total                                                                          27.6                4.7

 Equity                                                                          n.a.                  -

                                                                               ------            -------
  Total Allocated - Stand-Alone                                                  27.6                4.7
                                                                               ======            =======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

EREC SUBSIDIARY I, LLC (F/K/A ENRON WIND SYSTEMS, INC.)
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                50.0%
PLAN GUARANTEE                                         0.0%
Stand-Alone General Unsecured                         63.3%
Modified Consolidated General Unsecured               19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                             n.a.               10.0
Directly Held Assets to be Liquidated                                            n.a.               30.5
Interests in PGE to be Liquidated                                                n.a.                  -
Directly Held Assets Transferred to CrossCountry                                 n.a.                  -
Directly Held Assets Transferred to Prisma                                       n.a.                  -
Directly Held Trading Book Assets                                                n.a.                  -
                                                                                                 -------
  Total Directly Held Assets                                                                        40.5

Intercompany Post Petition Receivables from Debtors                               5.0                4.9

Intercompany Pre Petition Receivables from Debtors
Enron Wind Development Corp.                                                    110.8              107.2
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)                   191.1              105.9
Green Power Partners I LLC                                                        0.3                0.3
Enron Renewable Energy Corp.                                                      4.5                0.2
Other                                                                             2.1                  -
                                                                               ------            -------
  Total                                                                         308.8              213.6

Intercompany Receivables from Non-Debtors
Enron Wind International Holding Corp.                                            1.7                1.7
Sky River LLC                                                                     0.6                0.6
Zond Iowa Development Corporation                                                 0.6                0.0
Enron Wind Cabazon LLC                                                            0.0                0.0
Other                                                                             0.6                0.0
                                                                               ------            -------
  Total                                                                           3.5                2.3

Equity / Preferred Equity Interests in Affiliates
Sky River LLC                                                                    n.a.               24.3
ZWHC LLC                                                                         n.a.                7.7
Victory Garden LLC                                                               n.a.                7.6
Zond Windsystems Management Corporation IV                                       n.a.                1.3
Other                                                                            n.a.                3.5
                                                                                                 -------
  Total                                                                                             44.3

                                                                                                 -------
 Total Allocated - Stand-Alone                                                                     305.6
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                            15.2               15.2
Secured Claims                                                                      -                  -
Priority Claims                                                                     -                  -
Intercompany Payables Post Petition                                               9.5                9.5
                                                                               ------            -------
  Total Administrative, Secured & Priority                                       24.8               24.8

Pre Petition General Unsecured Claims
Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                             -                  -
Other Liabilities                                                                 6.7                4.2

Intercompany Payables Pre Petition
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                                 215.1              136.2
EREC Subsidiary III, LLC (f/k/a Enron Wind Energy Systems Corp.)                208.9              132.3
Zond Minnesota Construction Company LLC                                           1.7                1.1
Cabazon Power Partners LLC                                                        0.4                0.3
Other Debtors                                                                     0.8                0.5
Victory Garden LLC                                                                2.5                1.6
Zond Windsystems Management Corporation IV                                        2.1                1.3
Zond Windsystems Management Corporation V                                         1.7                1.1
Zond Windsystems Management Corporation                                           1.4                0.9
Other Non-Debtors                                                                 2.4                1.5
                                                                               ------            -------
  Total Intercompany Payables                                                   437.0              276.7

                                                                               ------            -------
Total General Unsecured                                                         443.6              280.9

Subordinated Claims                                                                 -                  -
                                                                               ------            -------
    Total                                                                       468.4              305.6

 Equity                                                                          n.a.                  -

                                                                               ------            -------
    Total Allocated - Stand-Alone                                               468.4              305.6
                                                                               ======            =======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

EREC SUBSIDIARY II, LLC (F/K/A ENRON WIND CONSTRUCTORS CORP.)
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                44.5%
PLAN GUARANTEE                                         0.0%
Stand-Alone General Unsecured                         55.4%
Modified Consolidated General Unsecured               19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                             n.a.               29.2
Directly Held Assets to be Liquidated                                            n.a.                1.7
Interests in PGE to be Liquidated                                                n.a.                  -
Directly Held Assets Transferred to CrossCountry                                 n.a.                  -
Directly Held Assets Transferred to Prisma                                       n.a.                  -
Directly Held Trading Book Assets                                                n.a.                  -
                                                                                                 -------
  Total Directly Held Assets                                                                        30.9

Intercompany Post Petition Receivables from Debtors                               0.9                0.9

Intercompany Pre Petition Receivables from Debtors
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                                 171.3               63.1
EREC Subsidiary III, LLC (f/k/a Enron Wind Energy Systems Corp.)                 94.2               55.1
Enron Wind Development Corp.                                                     32.4               31.4
Green Power Partners I LLC                                                       14.1               14.1
Other                                                                             2.4                0.7
                                                                               ------            -------
  Total                                                                         314.5              164.4

Intercompany Receivables from Non-Debtors
Enron Wind International Holding Corp.                                            0.0                0.0
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                           0.0                0.0

Equity / Preferred Equity Interests in Affiliates
Zond Constructors II, Inc.                                                       n.a.                0.0
                                                                                 n.a.                  -
                                                                                 n.a.                  -
                                                                                 n.a.                  -
Other                                                                            n.a.                  -
                                                                                                 -------
  Total                                                                                              0.0
                                                                                                 -------
 Total Allocated - Stand-Alone                                                                     196.2
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                             2.3                2.3
Secured Claims                                                                      -                  -
Priority Claims                                                                   0.5                0.5
Intercompany Payables Post Petition                                              15.0               15.0
                                                                               ------            -------
  Total Administrative, Secured & Priority                                       17.8               17.8

Pre Petition General Unsecured Claims
Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                             -                  -
Other Liabilities                                                               115.2               63.8

Intercompany Payables Pre Petition
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)                         191.1              105.9
Cabazon Power Partners LLC                                                       12.8                7.1
Victory Garden Power Partners I L.L.C.                                            2.5                1.4
ZWHC LLC                                                                          0.4                0.2
Other Debtors                                                                     0.0                0.0
Zond Constructors II, Inc.                                                        0.0                0.0
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other Non-Debtors                                                                   -                  -
                                                                               ------            -------
  Total Intercompany Payables                                                   206.9              114.6

                                                                               ------            -------
Total General Unsecured                                                         322.1              178.4

Subordinated Claims                                                                 -                  -
                                                                               ------            -------
   Total                                                                        339.8              196.2

 Equity                                                                          n.a.                  -

                                                                               ------            -------
   Total Allocated - Stand-Alone                                                339.8              196.2
                                                                               ======            =======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

EREC SUBSIDIARY III, LLC (F/K/A ENRON WIND ENERGY SYSTEMS CORP.)
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                46.7%
PLAN GUARANTEE                                         0.0%
Stand-Alone General Unsecured                         58.5%
Modified Consolidated General Unsecured               19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                             n.a.               74.9
Directly Held Assets to be Liquidated                                            n.a.               13.9
Interests in PGE to be Liquidated                                                n.a.                  -
Directly Held Assets Transferred to CrossCountry                                 n.a.                  -
Directly Held Assets Transferred to Prisma                                       n.a.                  -
Directly Held Trading Book Assets                                                n.a.                  -
                                                                                                 -------
  Total Directly Held Assets                                                                        88.8

Intercompany Post Petition Receivables from Debtors                               5.6                5.6

Intercompany Pre Petition Receivables from Debtors
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)                         208.9              132.3
Enron Wind Lake Benton LLC                                                        2.4                0.3
                                                                                    -                  -
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                         211.3              132.5

Intercompany Receivables from Non-Debtors
Enron Wind International Holding Corp.                                            0.1                0.1
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                           0.1                0.1

Equity / Preferred Equity Interests in Affiliates
Zond International Sales Corporation                                             n.a.                  -
EREC Subsidiary IV, LLC (f/k/a Enron Wind Maintenance Corp.)                     n.a.                  -
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)                    n.a.                  -
                                                                                 n.a.                  -
Other                                                                            n.a.                  -
                                                                                                 -------
  Total                                                                                                -

                                                                                                 -------
Total Allocated - Stand-Alone                                                                      227.0
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                             1.5                1.5
Secured Claims                                                                      -                  -
Priority Claims                                                                   0.0                0.0
Intercompany Payables Post Petition                                               2.7                2.7
                                                                               ------            -------
  Total Administrative, Secured & Priority                                        4.2                4.2

Pre Petition General Unsecured Claims
Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                             -                  -
Other Liabilities                                                                 4.0                2.4

Intercompany Payables Pre Petition
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                                 252.8              147.8
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)                    94.2               55.1
Zond Minnesota Construction Company LLC                                          28.0               16.4
Enron Wind Development Corp.                                                      1.8                1.1
Other Debtors                                                                     0.2                0.1
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other Non-Debtors                                                                   -                  -
                                                                               ------            -------
  Total Intercompany Payables                                                   377.0              220.5

                                                                               ------            -------
Total General Unsecured                                                         381.1              222.8

Subordinated Claims                                                                 -                  -
                                                                               ------            -------
    Total                                                                       385.2              227.0

 Equity                                                                          n.a.                  -

                                                                               ------            -------
    Total Allocated - Stand-Alone                                               385.2              227.0
                                                                               ======            =======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

EREC SUBSIDIARY IV, LLC (F/K/A ENRON WIND MAINTENANCE CORP.)
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                 5.7%
PLAN GUARANTEE                                         0.0%
Stand-Alone General Unsecured                          0.0%
Modified Consolidated General Unsecured               19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                             n.a.                0.3
Directly Held Assets to be Liquidated                                            n.a.                0.0
Interests in PGE to be Liquidated                                                n.a.                  -
Directly Held Assets Transferred to CrossCountry                                 n.a.                  -
Directly Held Assets Transferred to Prisma                                       n.a.                  -
Directly Held Trading Book Assets                                                n.a.                  -
                                                                                                 -------
  Total Directly Held Assets                                                                         0.3

Intercompany Post Petition Receivables from Debtors                                 -                  -

Intercompany Pre Petition Receivables from Debtors
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)                           0.3                0.2
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                           0.3                0.2

Intercompany Receivables from Non-Debtors
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                             -                  -

Equity / Preferred Equity Interests in Affiliates
Zond Victory Garden Phase IV Maintenance Corporation                             n.a.                  -
                                                                                 n.a.                  -
                                                                                 n.a.                  -
                                                                                 n.a.                  -
Other                                                                            n.a.                  -
                                                                                                 -------
  Total                                                                                                -

                                                                                                 -------
 Total Allocated - Stand-Alone                                                                       0.5
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                             1.2                0.4
Secured Claims                                                                      -                  -
Priority Claims                                                                     -                  -
Intercompany Payables Post Petition                                               0.1                0.0
                                                                               ------            -------
  Total Administrative, Secured & Priority                                        1.3                0.5

Pre Petition General Unsecured Claims
Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                             -                  -
Other Liabilities                                                                31.3                  -

Intercompany Payables Pre Petition
Cabazon Power Partners LLC                                                        2.0                  -
Green Power Partners I LLC                                                        1.0                  -
Victory Garden Power Partners I L.L.C.                                            0.5                  -
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                                   0.4                  -
Other Debtors                                                                       -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other Non-Debtors                                                                   -                  -
                                                                               ------            -------
  Total Intercompany Payables                                                     3.9                  -

                                                                               ------            -------
Total General Unsecured                                                          35.2                  -

Subordinated Claims                                                                 -                  -
                                                                               ------            -------
    Total                                                                        36.5                0.5

 Equity                                                                          n.a.                  -

                                                                               ------            -------
    Total Allocated - Stand-Alone                                                36.5                0.5
                                                                               ======            =======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

EREC SUBSIDIARY V, LLC (F/K/A ENRON WIND CORP.)
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                31.5%
PLAN GUARANTEE                                        28.6%
Stand-Alone General Unsecured                         36.8%
Modified Consolidated General Unsecured               19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                             n.a.                4.1
Directly Held Assets to be Liquidated                                            n.a.                8.1
Interests in PGE to be Liquidated                                                n.a.                  -
Directly Held Assets Transferred to CrossCountry                                 n.a.                  -
Directly Held Assets Transferred to Prisma                                       n.a.                  -
Directly Held Trading Book Assets                                                n.a.                  -
                                                                                                 -------
  Total Directly Held Assets                                                                        12.2

Intercompany Post Petition Receivables from Debtors                               8.9                8.9

Intercompany Pre Petition Receivables from Debtors
EREC Subsidiary III, LLC (f/k/a Enron Wind Energy Systems Corp.)                252.8              147.8
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)                         215.1              136.2
Enron Renewable Energy Corp.                                                     77.7                4.2
ZWHC LLC                                                                          1.2                1.2
Other                                                                             1.0                0.3
                                                                               ------            -------
  Total                                                                         547.8              289.7

Intercompany Receivables from Non-Debtors
Zond Mesa-VGIV Corporation                                                       23.0                0.9
Zond Construction Corporation                                                     0.8                0.8
Zond Construction Corporation II                                                  0.3                0.3
Enron Wind Development Holdings B.V.                                              0.2                0.2
Other                                                                            45.2                0.1
                                                                               ------            -------
  Total                                                                          69.4                2.2

Equity / Preferred Equity Interests in Affiliates
Enron Wind International Holding Corp.                                           n.a.                0.5
IWECO S.A. (Interwind Aeolian Energy Corporation S.A.)                           n.a.                  -
X2Y2 Corporation                                                                 n.a.                  -
Iweco Chonos Crete S.A.                                                          n.a.                  -
Other                                                                            n.a.                  -
                                                                                                 -------
  Total                                                                                              0.5

                                                                                                 -------
 Total Allocated - Stand-Alone                                                                     313.5
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                            56.6               56.6
Secured Claims                                                                    0.1                0.1
Priority Claims                                                                   0.3                0.3
Intercompany Payables Post Petition                                               9.5                9.5
                                                                               ------            -------
  Total Administrative, Secured & Priority                                       66.6               66.6

Pre Petition General Unsecured Claims
Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                           130.0               47.9
Trade & A/P Liabilities                                                             -                  -
Other Liabilities                                                                23.5                8.7

Intercompany Payables Pre Petition
Enron Corp.                                                                     244.5               90.1
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)                   171.3               63.1
Enron Wind Development Corp.                                                     88.3               32.5
Enron Wind Lake Benton LLC                                                        1.8                0.6
Other Debtors                                                                     2.5                0.9
Enron Wind International Holding Corp.                                            8.1                3.0
Enron Wind Cabazon Funding LLC                                                    0.2                0.1
Zond Iowa Development Corporation                                                 0.0                0.0
Enron Wind Cabazon LLC                                                            0.0                0.0
Other Non-Debtors                                                                 0.0                0.0
                                                                               ------            -------
  Total Intercompany Payables                                                   516.7              190.3

                                                                               ------            -------
Total General Unsecured                                                         670.2              246.9

Subordinated Claims                                                                 -                  -
                                                                               ------            -------
  Total                                                                         736.8              313.5

Equity                                                                           n.a.                  -

                                                                               ------            -------
  Total Allocated - Stand-Alone                                                 736.8              313.5
                                                                               ======            =======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

ET POWER 3 LLC
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                 75.7%
PLAN GUARANTEE                                          0.0%
Stand-Alone General Unsecured                         100.0%
Modified Consolidated General Unsecured                19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                             n.a.                  -
Directly Held Assets to be Liquidated                                            n.a.                  -
Interests in PGE to be Liquidated                                                n.a.                  -
Directly Held Assets Transferred to CrossCountry                                 n.a.                  -
Directly Held Assets Transferred to Prisma                                       n.a.                  -
Directly Held Trading Book Assets                                                n.a.                  -
                                                                                                 -------
  Total Directly Held Assets                                                                           -

Intercompany Post Petition Receivables from Debtors                                 -                  -

Intercompany Pre Petition Receivables from Debtors
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                             -                  -

Intercompany Receivables from Non-Debtors
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other                                                                               -                  -
                                                                               ------            -------
  Total                                                                             -                  -

Equity / Preferred Equity Interests in Affiliates
Mesquite Holdings B.V.                                                           n.a.               81.4
                                                                                 n.a.                  -
                                                                                 n.a.                  -
                                                                                 n.a.                  -
Other                                                                            n.a.                  -
                                                                                                 -------
  Total                                                                                             81.4

                                                                                                 -------
 Total Allocated - Stand-Alone                                                                      81.4
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                             0.2                0.2
Secured Claims                                                                      -                  -
Priority Claims                                                                     -                  -
Intercompany Payables Post Petition                                                 -                  -
                                                                               ------            -------
  Total Administrative, Secured & Priority                                        0.2                0.2

Pre Petition General Unsecured Claims
Debt                                                                                -                  -
SPE Obligations                                                                     -                  -
Guarantee Obligations                                                               -                  -
Trade & A/P Liabilities                                                             -                  -
Other Liabilities                                                                   -                  -

Intercompany Payables Pre Petition
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other Debtors                                                                       -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
                                                                                    -                  -
Other Non-Debtors                                                                   -                  -
                                                                               ------            -------
  Total Intercompany Payables                                                       -                  -

                                                                               ------            -------
Total General Unsecured                                                             -                  -

Subordinated Claims                                                                 -                  -
                                                                               ------            -------
  Total                                                                           0.2                0.2

 Equity                                                                          n.a.               81.2

                                                                               ------            -------
  Total Allocated - Stand-Alone                                                   0.2               81.4
                                                                               ======            =======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

GARDEN STATE PAPER COMPANY, LLC
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                         5.7%
PLAN GUARANTEE                                                 0.0%
Stand-Alone General Unsecured                                  0.0%
Modified Consolidated General Unsecured                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                      DEBTOR'S STAND ALONE ASSETS
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Cash                                                               n.a.                           8.0
Directly Held Assets to be Liquidated                              n.a.                           0.2
Interests in PGE to be Liquidated                                  n.a.                             -
Directly Held Assets Transferred to CrossCountry                   n.a.                             -
Directly Held Assets Transferred to Prisma                         n.a.                             -
Directly Held Trading Book Assets                                  n.a.                           0.2
                                                                                    -----------------
  Total Directly Held Assets                                                                      8.5

Intercompany Post Petition Receivables from Debtors                 2.0                           2.0

Intercompany Pre Petition Receivables from Debtors
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                               -                             -

Intercompany Receivables from Non-Debtors
Compagnie Papiers Stadacona                                         0.5                           0.5
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                             0.5                           0.5

Equity / Preferred Equity Interests in Affiliates
                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
Other                                                              n.a.                             -
                                                                                    -----------------
  Total                                                                                             -

                                                                                    -----------------
 Total Allocated - Stand-Alone                                                                   11.0
                                                                                    =================

                                                                  CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Administrative Claims (Post Petition)                               7.4                           4.0
Secured Claims                                                      1.8                           1.8
Priority Claims                                                     0.8                             -
Intercompany Payables Post Petition                                 9.6                           5.2
                                                                  -----             -----------------
    Total Administrative, Secured & Priority                       19.7                          11.0
Pre Petition General Unsecured Claims
Debt                                                                  -                             -
SPE Obligations                                                       -                             -
Guarantee Obligations                                                 -                             -
Trade & A/P Liabilities                                            23.9                             -
Other Liabilities                                                   4.6                             -

Intercompany Payables Pre Petition
Risk Management & Trading Corp.                                     8.2                             -
Enron North America Corp.                                           6.0                             -
Enron Corp.                                                         4.5                             -
Enron Corp.                                                         4.4                             -
Other Debtors                                                       0.0                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other Non-Debtors                                                     -                             -
                                                                  -----             -----------------
   Total Intercompany Payables                                     23.1                             -

                                                                  -----             -----------------
Total General Unsecured                                            51.7                             -

Subordinated Claims                                                   -                             -
                                                                  -----             -----------------
   Total                                                           71.4                          11.0

 Equity                                                            n.a.                             -

                                                                  -----             -----------------
   Total Allocated - Stand-Alone                                   71.4                          11.0
                                                                  =====             =================

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

GREEN POWER PARTNERS I LLC
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                        75.7%
PLAN GUARANTEE                                                 0.0%
Stand-Alone General Unsecured                                100.0%
Modified Consolidated General Unsecured                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                      DEBTOR'S STAND ALONE ASSETS
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Cash                                                               n.a.                           1.1
Directly Held Assets to be Liquidated                              n.a.                          11.8
Interests in PGE to be Liquidated                                  n.a.                             -
Directly Held Assets Transferred to CrossCountry                   n.a.                             -
Directly Held Assets Transferred to Prisma                         n.a.                             -
Directly Held Trading Book Assets                                  n.a.                             -
                                                                                    -----------------
  Total Directly Held Assets                                                                     12.9

Intercompany Post Petition Receivables from Debtors                 7.0                           7.0

Intercompany Pre Petition Receivables from Debtors
Enron Energy Services, Inc.                                         0.1                           0.0
EREC Subsidiary IV, LLC (f/k/a Enron Wind Maintenance Corp.)        1.0                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                             1.1                           0.0

Intercompany Receivables from Non-Debtors
Zond Panaero Windsystem Partners I                                  0.0                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                             0.0                             -

Equity / Preferred Equity Interests in Affiliates
                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
Other                                                              n.a.                             -
                                                                                    -----------------
  Total                                                                                             -

                                                                                    -----------------
 Total Allocated - Stand-Alone                                                                   19.9
                                                                                    =================

                                                                  CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Administrative Claims (Post Petition)                               0.5                           0.5
Secured Claims                                                        -                             -
Priority Claims                                                       -                             -
Intercompany Payables Post Petition                                 0.7                           0.7
                                                                  -----             -----------------
    Total Administrative, Secured & Priority                        1.3                           1.3

Pre Petition General Unsecured Claims
Debt                                                                  -                             -
SPE Obligations                                                       -                             -
Guarantee Obligations                                                 -                             -
Trade & A/P Liabilities                                             0.0                           0.0
Other Liabilities                                                   0.2                           0.2

Intercompany Payables Pre Petition
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)      14.1                          14.1
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)             0.3                           0.3
ZWHC LLC                                                            0.1                           0.1
                                                                      -                             -

Other Debtors                                                         -                             -
Zond Windsystem Partners, Ltd. Series 85-C                            -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other Non-Debtors                                                     -                             -
                                                                  -----             -----------------
   Total Intercompany Payables                                     14.5                          14.5

                                                                  -----             -----------------
Total General Unsecured                                            14.7                          14.7

Subordinated Claims                                                   -                             -
                                                                  -----             -----------------
   Total                                                           16.0                          16.0

 Equity                                                            n.a.                           4.0

                                                                  -----             -----------------
   Total Allocated - Stand-Alone                                   16.0                          19.9
                                                                  =====             =================

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

INTRATEX GAS COMPANY
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                              5.7%
PLAN GUARANTEE                                                      0.0%
Stand-Alone General Unsecured                                       0.0%
Modified Consolidated General Unsecured                            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                      DEBTOR'S STAND ALONE ASSETS
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Cash                                                               n.a.                             -
Directly Held Assets to be Liquidated                              n.a.                             -
Interests in PGE to be Liquidated                                  n.a.                             -
Directly Held Assets Transferred to CrossCountry                   n.a.                             -
Directly Held Assets Transferred to Prisma                         n.a.                             -
Directly Held Trading Book Assets                                  n.a.                             -
                                                                                    -----------------
  Total Directly Held Assets                                                                        -

Intercompany Post Petition Receivables from Debtors                   -                             -

Intercompany Pre Petition Receivables from Debtors
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                               -                             -

Intercompany Receivables from Non-Debtors
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                               -                             -

Equity / Preferred Equity Interests in Affiliates

                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
Other                                                              n.a.                             -
                                                                                    -----------------
  Total                                                                                             -

                                                                                    -----------------
 Total Allocated - Stand-Alone                                                                      -
                                                                                    =================

                                                                  CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Administrative Claims (Post Petition)                               4.6                             -
Secured Claims                                                        -                             -
Priority Claims                                                       -                             -
Intercompany Payables Post Petition                                 0.0                             -
                                                                  -----             -----------------
    Total Administrative, Secured & Priority                        4.6                             -

Pre Petition General Unsecured Claims
Debt                                                                  -                             -
SPE Obligations                                                       -                             -
Guarantee Obligations                                                 -                             -
Trade & A/P Liabilities                                             6.5                             -
Other Liabilities                                                 417.2                             -

Intercompany Payables Pre Petition
Enron Corp.                                                        35.7                             -
Enron Net Works LLC                                                 0.0                             -
                                                                      -                             -
                                                                      -                             -
Other Debtors                                                         -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other Non-Debtors                                                     -                             -
                                                                  -----             -----------------
   Total Intercompany Payables                                     35.7                             -

                                                                  -----             -----------------
Total General Unsecured                                           459.4                             -

Subordinated Claims                                                   -                             -
                                                                  -----             -----------------
   Total                                                          464.0                             -

 Equity                                                           n.a.                              -

                                                                  -----             -----------------
   Total Allocated - Stand-Alone                                  464.0                             -
                                                                  =====             =================

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

JOVINOLE ASSOCIATES
($'s in millions)

    UNSECURED RECOVERY %
    --------------------
PLAN GENERAL UNSECURED                                         5.7%
PLAN GUARANTEE                                                 0.0%
Stand-Alone General Unsecured                                  0.0%
Modified Consolidated General Unsecured                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                      DEBTOR'S STAND ALONE ASSETS
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Cash                                                               n.a.                             -
Directly Held Assets to be Liquidated                              n.a.                             -
Interests in PGE to be Liquidated                                  n.a.                             -
Directly Held Assets Transferred to CrossCountry                   n.a.                             -
Directly Held Assets Transferred to Prisma                         n.a.                             -
Directly Held Trading Book Assets                                  n.a.                             -
                                                                                    -----------------
  Total Directly Held Assets                                                                        -

Intercompany Post Petition Receivables from Debtors                   -                             -

Intercompany Pre Petition Receivables from Debtors

                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                               -                             -

Intercompany Receivables from Non-Debtors
EFS Corporate Services, Inc.                                        0.4                           0.1
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                             0.4                           0.1

Equity / Preferred Equity Interests in Affiliates

                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
Other                                                              n.a.                             -
                                                                                    -----------------
  Total                                                                                             -

                                                                                    -----------------
 Total Allocated - Stand-Alone                                                                    0.1
                                                                                    =================

                                                                  CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Administrative Claims (Post Petition)                               0.2                           0.1
Secured Claims                                                        -                             -
Priority Claims                                                       -                             -
Intercompany Payables Post Petition                                   -                             -
                                                                  -----             -----------------
    Total Administrative, Secured & Priority                        0.2                           0.1

Pre Petition General Unsecured Claims
Debt                                                                  -                             -
SPE Obligations                                                       -                             -
Guarantee Obligations                                                 -                             -
Trade & A/P Liabilities                                               -                             -
Other Liabilities                                                     -                             -

Intercompany Payables Pre Petition

                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other Debtors                                                         -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other Non-Debtors                                                     -                             -
                                                                  -----             -----------------
   Total Intercompany Payables                                        -                             -

                                                                  -----             -----------------
Total General Unsecured                                               -                             -

Subordinated Claims                                                   -                             -
                                                                  -----             -----------------
   Total                                                            0.2                           0.1

 Equity                                                            n.a.                             -

                                                                  -----             -----------------
   Total Allocated - Stand-Alone                                    0.2                           0.1
                                                                  =====             =================

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

KUCC CLEBURNE, LLC
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                         5.7%
PLAN GUARANTEE                                                 0.0%
Stand-Alone General Unsecured                                  0.0%
Modified Consolidated General Unsecured                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                      DEBTOR'S STAND ALONE ASSETS
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Cash                                                               n.a.                             -
Directly Held Assets to be Liquidated                              n.a.                             -
Interests in PGE to be Liquidated                                  n.a.                             -
Directly Held Assets Transferred to CrossCountry                   n.a.                             -
Directly Held Assets Transferred to Prisma                         n.a.                             -
Directly Held Trading Book Assets                                  n.a.                             -
                                                                                    -----------------
  Total Directly Held Assets                                                                        -

Intercompany Post Petition Receivables from Debtors                   -                             -

Intercompany Pre Petition Receivables from Debtors

                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                               -                             -

Intercompany Receivables from Non-Debtors

                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                               -                             -

Equity / Preferred Equity Interests in Affiliates
Ponderosa Pine Energy Partners, Ltd.                               n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
Other                                                              n.a.                             -
                                                                                    -----------------
  Total                                                                                             -

                                                                                    -----------------
 Total Allocated - Stand-Alone                                                                      -
                                                                                    =================

                                                                  CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Administrative Claims (Post Petition)                               0.2                             -
Secured Claims                                                        -                             -
Priority Claims                                                       -                             -
Intercompany Payables Post Petition                                   -                             -
                                                                  -----             -----------------
    Total Administrative, Secured & Priority                        0.2                             -

Pre Petition General Unsecured Claims
Debt                                                                  -                             -
SPE Obligations                                                       -                             -
Guarantee Obligations                                                 -                             -
Trade & A/P Liabilities                                               -                             -
Other Liabilities                                                     -                             -

Intercompany Payables Pre Petition

                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other Debtors                                                         -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other Non-Debtors                                                     -                             -
                                                                  -----             -----------------
   Total Intercompany Payables                                        -                             -

                                                                  -----             -----------------

Total General Unsecured                                               -                             -
Subordinated Claims                                                   -                             -
                                                                  -----             -----------------
   Total                                                            0.2                             -

 Equity                                                            n.a.                             -

                                                                  -----             -----------------
   Total Allocated - Stand-Alone                                    0.2                             -
                                                                  =====             =================

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

LGMI, INC.
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                        13.5%
PLAN GUARANTEE                                                 0.0%
Stand-Alone General Unsecured                                 11.2%
Modified Consolidated General Unsecured                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                      DEBTOR'S STAND ALONE ASSETS
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Cash                                                               n.a.                             -
Directly Held Assets to be Liquidated                              n.a.                             -
Interests in PGE to be Liquidated                                  n.a.                             -
Directly Held Assets Transferred to CrossCountry                   n.a.                             -
Directly Held Assets Transferred to Prisma                         n.a.                             -
Directly Held Trading Book Assets                                  n.a.                             -
                                                                                    -----------------
  Total Directly Held Assets                                                                        -

Intercompany Post Petition Receivables from Debtors                   -                             -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                        18.1                           3.0
Louisiana Gas Marketing Company                                    28.9                           1.3
Enron North America Corp.                                           0.1                           0.0
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                            47.1                           4.3

Intercompany Receivables from Non-Debtors

                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                               -                             -

Equity / Preferred Equity Interests in Affiliates
Bridgeline Holdings, L.P.                                          n.a.                           3.1
                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
Other                                                              n.a.                             -
                                                                                    -----------------
  Total                                                                                           3.1

                                                                                    -----------------
 Total Allocated - Stand-Alone                                                                    7.4
                                                                                    =================

                                                                  CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Administrative Claims (Post Petition)                               0.4                           0.4
Secured Claims                                                        -                             -
Priority Claims                                                       -                             -
Intercompany Payables Post Petition                                 0.1                           0.1
                                                                  -----             -----------------
    Total Administrative, Secured & Priority                        0.5                           0.5

Pre Petition General Unsecured Claims
Debt                                                                  -                             -
SPE Obligations                                                       -                             -
Guarantee Obligations                                                 -                             -
Trade & A/P Liabilities                                               -                             -
Other Liabilities                                                     -                             -

Intercompany Payables Pre Petition
LRCI, Inc.                                                         61.2                           6.8
Louisiana Resources Company                                         0.8                           0.1
                                                                      -                             -
                                                                      -                             -
Other Debtors                                                         -                             -
Enron Administrative Services Corp.                                 0.1                           0.0
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other Non-Debtors                                                     -                             -
                                                                  -----             -----------------
   Total Intercompany Payables                                     62.1                           6.9

                                                                  -----             -----------------
Total General Unsecured                                            62.1                           6.9

Subordinated Claims                                                   -                             -
                                                                  -----             -----------------
   Total                                                           62.6                           7.4

 Equity                                                            n.a.                             -

                                                                  -----             -----------------
   Total Allocated - Stand-Alone                                   62.6                           7.4
                                                                  =====             =================

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

LINGTEC CONSTRUCTORS L.P.
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                        11.0%
PLAN GUARANTEE                                                 0.0%
Stand-Alone General Unsecured                                  7.6%
Modified Consolidated General Unsecured                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                      DEBTOR'S STAND ALONE ASSETS
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Cash                                                               n.a.                             -
Directly Held Assets to be Liquidated                              n.a.                             -
Interests in PGE to be Liquidated                                  n.a.                             -
Directly Held Assets Transferred to CrossCountry                   n.a.                             -
Directly Held Assets Transferred to Prisma                         n.a.                             -
Directly Held Trading Book Assets                                  n.a.                             -
                                                                                    -----------------
  Total Directly Held Assets                                                                        -

Intercompany Post Petition Receivables from Debtors                   -                             -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                        31.7                           5.3
Enron Equipment Procurement Company                                27.1                           5.2
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                            58.8                          10.5

Intercompany Receivables from Non-Debtors

                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                               -                             -

Equity / Preferred Equity Interests in Affiliates

                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
Other                                                              n.a.                             -
                                                                                    -----------------
  Total                                                                                             -

                                                                                    -----------------
 Total Allocated - Stand-Alone                                                                   10.5
                                                                                    =================

                                                                  CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Administrative Claims (Post Petition)                               0.7                           0.7
Secured Claims                                                        -                             -
Priority Claims                                                       -                             -
Intercompany Payables Post Petition                                 0.2                           0.2
                                                                  -----             -----------------
  Total Administrative, Secured & Priority                          0.9                           0.9

Pre Petition General Unsecured Claims
Debt                                                                  -                             -
SPE Obligations                                                       -                             -
Guarantee Obligations                                                 -                             -
Trade & A/P Liabilities                                            18.2                           1.4
Other Liabilities                                                  13.4                           1.0

Intercompany Payables Pre Petition
Enron Engineering & Construction Company                           91.0                           6.9
Enron Power Corp.                                                   0.2                           0.0
National Energy Production Corporation                              0.1                           0.0
Enron Expat Services Inc.                                           0.0                           0.0
Other Debtors                                                         -                             -
Enron Power Services B.V.                                           3.6                           0.3
Enron Mauritius Services Company Ltd                                0.0                           0.0
Offshore Power Operations C.V.                                      0.0                           0.0
                                                                      -                             -
Other Non-Debtors                                                     -                             -
                                                                  -----             -----------------
   Total Intercompany Payables                                     94.9                           7.2

                                                                  -----             -----------------
Total General Unsecured                                           126.6                           9.6

Subordinated Claims                                                   -                             -
                                                                  -----             -----------------
   Total                                                          127.4                          10.5

 Equity                                                            n.a.                             -

                                                                  -----             -----------------
   Total Allocated - Stand-Alone                                  127.4                          10.5
                                                                  =====             =================

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

LOA, INC.
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                        40.3%
PLAN GUARANTEE                                                 0.0%
Stand-Alone General Unsecured                                 49.3%
Modified Consolidated General Unsecured                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                      DEBTOR'S STAND ALONE ASSETS
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Cash                                                               n.a.                           0.1
Directly Held Assets to be Liquidated                              n.a.                           0.4
Interests in PGE to be Liquidated                                  n.a.                             -
Directly Held Assets Transferred to CrossCountry                   n.a.                             -
Directly Held Assets Transferred to Prisma                         n.a.                             -
Directly Held Trading Book Assets                                  n.a.                             -
                                                                                    -----------------
  Total Directly Held Assets                                                                      0.5

Intercompany Post Petition Receivables from Debtors                   -                             -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                        34.3                           5.7
Enron Reserve Acquisition Corp.                                     0.1                           0.0
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                            34.4                           5.7

Intercompany Receivables from Non-Debtors
Enron Administrative Services Corp.                                 0.0                           0.0
Little Piper, LLC                                                   0.0                           0.0
EnSerCo, L.L.C.                                                     0.0                           0.0
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                             0.0                           0.0

Equity / Preferred Equity Interests in Affiliates
Riverside Farms Company                                            n.a.                           0.4
Transgulf Pipeline Company                                         n.a.                             -
San Marco Pipeline Company                                         n.a.                             -
Enron ACS, Inc.                                                    n.a.                             -
Other                                                              n.a.                             -
                                                                                    -----------------
  Total                                                                                           0.4

                                                                                    -----------------
 Total Allocated - Stand-Alone                                                                    6.7
                                                                                    =================

                                                                  CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Administrative Claims (Post Petition)                               0.3                           0.3
Secured Claims                                                        -                             -
Priority Claims                                                       -                             -
Intercompany Payables Post Petition                                 0.0                           0.0
                                                                  -----             -----------------
  Total Administrative, Secured & Priority                          0.3                           0.3

Pre Petition General Unsecured Claims
Debt                                                                  -                             -
SPE Obligations                                                       -                             -
Guarantee Obligations                                                 -                             -
Trade & A/P Liabilities                                               -                             -
Other Liabilities                                                     -                             -

Intercompany Payables Pre Petition
Enron North America Corp.                                          12.7                           6.3
Enron Operations Services Corp. (ETS)                               0.2                           0.1
Enron ACS, Inc.                                                     0.0                           0.0
                                                                      -                             -
Other Debtors                                                         -                             -
Houston Pipe Line Operations                                        0.0                           0.0
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other Non-Debtors                                                     -                             -
                                                                  -----             -----------------
   Total Intercompany Payables                                     12.9                           6.4

                                                                  -----             -----------------
Total General Unsecured                                            12.9                           6.4

Subordinated Claims                                                   -                             -
                                                                  -----             -----------------
   Total                                                           13.2                           6.7

 Equity                                                            n.a.                             -

                                                                  -----             -----------------
   Total Allocated - Stand-Alone                                   13.2                           6.7
                                                                  =====             =================

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

LOUISIANA GAS MARKETING COMPANY
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                         8.8%
PLAN GUARANTEE                                                 0.0%
Stand-Alone General Unsecured                                  4.4%
Modified Consolidated General Unsecured                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                      DEBTOR'S STAND ALONE ASSETS
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Cash                                                               n.a.                             -
Directly Held Assets to be Liquidated                              n.a.                             -
Interests in PGE to be Liquidated                                  n.a.                             -
Directly Held Assets Transferred to CrossCountry                   n.a.                             -
Directly Held Assets Transferred to Prisma                         n.a.                             -
Directly Held Trading Book Assets                                  n.a.                             -
                                                                                    -----------------
  Total Directly Held Assets                                                                        -

Intercompany Post Petition Receivables from Debtors                   -                             -

Intercompany Pre Petition Receivables from Debtors
Enron North America Corp.                                          32.6                           6.7
Risk Management & Trading Corp.                                     1.8                           1.8
Louisiana Resources Company                                         4.4                           0.6
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                            38.8                           9.2

Intercompany Receivables from Non-Debtors

                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                               -                             -

Equity / Preferred Equity Interests in Affiliates
Bridgeline Holdings, L.P.                                          n.a.                           0.0
                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
Other                                                              n.a.                             -
                                                                                    -----------------
  Total                                                                                           0.0

                                                                                    -----------------
 Total Allocated - Stand-Alone                                                                    9.2
                                                                                    =================

                                                                  CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Administrative Claims (Post Petition)                               0.5                           0.5
Secured Claims                                                        -                             -
Priority Claims                                                     0.1                           0.1
Intercompany Payables Post Petition                                 0.0                           0.0
                                                                  -----             -----------------
  Total Administrative, Secured & Priority                          0.6                           0.6

Pre Petition General Unsecured Claims
Debt                                                                  -                             -
SPE Obligations                                                       -                             -
Guarantee Obligations                                                 -                             -
Trade & A/P Liabilities                                               -                             -
Other Liabilities                                                  12.3                           0.5

Intercompany Payables Pre Petition
Enron Corp.                                                       111.8                           4.9
LGMI, Inc.                                                         28.9                           1.3
LRCI, Inc.                                                         21.2                           0.9
EGS New Ventures Corp.                                             21.0                           0.9
Other Debtors                                                       0.0                           0.0
ECT Colombia Pipeline Holdings 2 Ltd.                               0.1                           0.0
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other Non-Debtors                                                     -                             -
                                                                  -----             -----------------
   Total Intercompany Payables                                    183.0                           8.1

                                                                  -----             -----------------
Total General Unsecured                                           195.3                           8.6

Subordinated Claims                                                   -                             -
                                                                  -----             -----------------
   Total                                                          195.9                           9.2

 Equity                                                            n.a.                             -

                                                                  -----             -----------------
   Total Allocated - Stand-Alone                                  195.9                           9.2
                                                                  =====             =================

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

LOUISIANA RESOURCES COMPANY
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                        16.1%
PLAN GUARANTEE                                                 0.0%
Stand-Alone General Unsecured                                 14.9%
Modified Consolidated General Unsecured                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                      DEBTOR'S STAND ALONE ASSETS
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Cash                                                               n.a.                             -
Directly Held Assets to be Liquidated                              n.a.                             -
Interests in PGE to be Liquidated                                  n.a.                             -
Directly Held Assets Transferred to CrossCountry                   n.a.                             -
Directly Held Assets Transferred to Prisma                         n.a.                             -
Directly Held Trading Book Assets                                  n.a.                             -
                                                                                    -----------------
  Total Directly Held Assets                                                                        -

Intercompany Post Petition Receivables from Debtors                 0.0                           0.0

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                        26.8                           4.4
Enron North America Corp.                                           5.9                           1.2
LGMI, Inc.                                                          0.8                           0.1
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                            33.5                           5.8

Intercompany Receivables from Non-Debtors
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                               -                             -

Equity / Preferred Equity Interests in Affiliates
Bridgeline Holdings, L.P.                                          n.a.                           0.2
                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
Other                                                              n.a.                             -
                                                                                    -----------------
  Total                                                                                           0.2

                                                                                    -----------------
 Total Allocated - Stand-Alone                                                                    6.0
                                                                                    =================

                                                                  CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Administrative Claims (Post Petition)                               0.9                           0.9
Secured Claims                                                        -                             -
Priority Claims                                                       -                             -
Intercompany Payables Post Petition                                 0.0                           0.0
                                                                  -----             -----------------
  Total Administrative, Secured & Priority                          0.9                           0.9

Pre Petition General Unsecured Claims
Debt                                                                  -                             -
SPE Obligations                                                       -                             -
Guarantee Obligations                                                 -                             -
Trade & A/P Liabilities                                               -                             -
Other Liabilities                                                     -                             -

Intercompany Payables Pre Petition
LRCI, Inc.                                                         29.8                           4.4
Louisiana Gas Marketing Company                                     4.4                           0.6
EGS New Ventures Corp.                                              0.0                           0.0
Enron Property & Services Corp.                                     0.0                           0.0
Other Debtors                                                       0.0                           0.0
Enron Administrative Services Corp.                                 0.0                           0.0
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other Non-Debtors                                                     -                             -
                                                                  -----             -----------------
   Total Intercompany Payables                                     34.3                           5.1

                                                                  -----             -----------------
Total General Unsecured                                            34.3                           5.1

Subordinated Claims                                                   -                             -
                                                                  -----             -----------------
   Total                                                           35.2                           6.0

 Equity                                                            n.a.                             -

                                                                  -----             -----------------
   Total Allocated - Stand-Alone                                   35.2                           6.0
                                                                  =====             =================

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

LRCI, INC.
($'s in millions)

   UNSECURED RECOVERY %
   --------------------
PLAN GENERAL UNSECURED                                        15.3%
PLAN GUARANTEE                                                 0.0%
Stand-Alone General Unsecured                                 13.6%
Modified Consolidated General Unsecured                       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                      DEBTOR'S STAND ALONE ASSETS
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Cash                                                               n.a.                             -
Directly Held Assets to be Liquidated                              n.a.                           0.1
Interests in PGE to be Liquidated                                  n.a.                             -
Directly Held Assets Transferred to CrossCountry                   n.a.                             -
Directly Held Assets Transferred to Prisma                         n.a.                             -
Directly Held Trading Book Assets                                  n.a.                             -
                                                                                    -----------------
  Total Directly Held Assets                                                                      0.1

Intercompany Post Petition Receivables from Debtors                   -                             -

Intercompany Pre Petition Receivables from Debtors
LGMI, Inc.                                                         61.2                           6.8
Louisiana Resources Company                                        29.8                           4.4
Louisiana Gas Marketing Company                                    21.2                           0.9
EGS New Ventures Corp.                                              3.5                           0.1
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                           115.7                          12.3

Intercompany Receivables from Non-Debtors
ECT Colombia Pipeline Holdings 2 Ltd.                               5.6                           5.6
Houston Pipe Line Operations                                        0.1                           0.1
                                                                      -                             -
                                                                      -                             -
Other                                                                 -                             -
                                                                  -----             -----------------
  Total                                                             5.7                           5.7

Equity / Preferred Equity Interests in Affiliates
Bridgeline Holdings, L.P.                                          n.a.                          22.8
                                                                   n.a.                             -
                                                                   n.a.                             -
                                                                   n.a.                             -
Other                                                              n.a.                             -
                                                                                    -----------------
  Total                                                                                          22.8

                                                                                    -----------------
 Total Allocated - Stand-Alone                                                                   40.8
                                                                                    =================

                                                                  CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                  -----------------------------------
                                                                  FACE              STAND-ALONE VALUE
                                                                  -----             -----------------
Administrative Claims (Post Petition)                               0.8                           0.8
Secured Claims                                                        -                             -
Priority Claims                                                     0.5                           0.5
Intercompany Payables Post Petition                                 0.0                           0.0
                                                                  -----             -----------------
  Total Administrative, Secured & Priority                          1.4                           1.4

Pre Petition General Unsecured Claims
Debt                                                                  -                             -
SPE Obligations                                                       -                             -
Guarantee Obligations                                                 -                             -
Trade & A/P Liabilities                                               -                             -
Other Liabilities                                                     -                             -

Intercompany Payables Pre Petition
Enron Corp.                                                       284.6                          38.8
Enron North America Corp.                                           3.3                           0.5
Risk Management & Trading Corp.                                     1.1                           0.1
Enron Net Works LLC                                                 0.2                           0.0
Other Debtors                                                       0.1                           0.0
Enron Power Operating Company                                       0.0                           0.0
                                                                      -                             -
                                                                      -                             -
                                                                      -                             -
Other Non-Debtors                                                     -                             -
                                                                  -----             -----------------
   Total Intercompany Payables                                    289.3                          39.4

                                                                  -----             -----------------
Total General Unsecured                                           289.3                          39.4

Subordinated Claims                                                   -                             -
                                                                  -----             -----------------
   Total                                                          290.7                          40.8

 Equity                                                            n.a.                             -

                                                                  -----             -----------------
   Total Allocated - Stand-Alone                                  290.7                          40.8
                                                                  =====             =================

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-I

MODULUS TECHNOLOGIES, INC.
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                 75.7%
PLAN GUARANTEE                                          0.0%
Stand-Alone General Unsecured                         100.0%
Modified Consolidated General Unsecured                19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                              n.a.                 -
Directly Held Assets to be Liquidated                                             n.a.                 -
Interests in PGE to be Liquidated                                                 n.a.                 -
Directly Held Assets Transferred to CrossCountry                                  n.a.                 -
Directly Held Assets Transferred to Prisma                                        n.a.                 -
Directly Held Trading Book Assets                                                 n.a.                 -
                                                                                                 -------
  Total Directly Held Assets                                                                           -

Intercompany Post Petition Receivables from Debtors                                  -                 -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                                        8.2               1.4
                                                                                     -                 -
                                                                                     -                 -
                                                                                     -                 -
Other                                                                                -                 -
                                                                                ------           -------
  Total                                                                            8.2               1.4

Intercompany Receivables from Non-Debtors
                                                                                     -                 -
                                                                                     -                 -
                                                                                     -                 -
                                                                                     -                 -
Other                                                                                -                 -
                                                                                ------           -------
  Total                                                                              -                 -

Equity / Preferred Equity Interests in Affiliates
                                                                                  n.a.                 -
                                                                                  n.a.                 -
                                                                                  n.a.                 -
                                                                                  n.a.                 -
Other                                                                             n.a.                 -
                                                                                                 -------
  Total                                                                                                -

                                                                                                 -------
 Total Allocated - Stand-Alone                                                                       1.4
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                              0.2               0.2
Secured Claims                                                                       -                 -
Priority Claims                                                                    0.0               0.0
Intercompany Payables Post Petition                                                  -                 -
                                                                                ------           -------
  Total Administrative, Secured & Priority                                         0.2               0.2

Pre Petition General Unsecured Claims
Debt                                                                                 -                 -
SPE Obligations                                                                      -                 -
Guarantee Obligations                                                                -                 -
Trade & A/P Liabilities                                                              -                 -
Other Liabilities                                                                    -                 -

Intercompany Payables Pre Petition
Enron Broadband Services, Inc.                                                     0.2               0.2
Enron North America Corp.                                                          0.0               0.0
                                                                                     -                 -
                                                                                     -                 -
Other Debtors                                                                        -                 -
                                                                                     -                 -
                                                                                     -                 -
                                                                                     -                 -
                                                                                     -                 -
Other Non-Debtors                                                                    -                 -
                                                                                ------           -------
  Total Intercompany Payables                                                      0.2               0.2

                                                                                ------           -------
Total General Unsecured                                                            0.2               0.2

Subordinated Claims                                                                  -                 -

                                                                                ------           -------
  Total                                                                            0.4               0.4

 Equity                                                                           n.a.               1.0

                                                                                ------           -------
  Total Allocated - Stand-Alone                                                    0.4               1.4
                                                                                ======           =======

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

    APPENDIX C-I

NATIONAL ENERGY PRODUCTION CORPORATION
($'s in millions)

        UNSECURED RECOVERY %
        --------------------
PLAN GENERAL UNSECURED                                 5.7%
PLAN GUARANTEE                                         0.0%
Stand-Alone General Unsecured                          0.0%
Modified Consolidated General Unsecured               19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                                DEBTOR'S STAND ALONE ASSETS
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Cash                                                                              n.a.               5.6
Directly Held Assets to be Liquidated                                             n.a.               3.2
Interests in PGE to be Liquidated                                                 n.a.                 -
Directly Held Assets Transferred to CrossCountry                                  n.a.                 -
Directly Held Assets Transferred to Prisma                                        n.a.                 -
Directly Held Trading Book Assets                                                 n.a.                 -
                                                                                                 -------
  Total Directly Held Assets                                                                         8.7

Intercompany Post Petition Receivables from Debtors                                9.7               0.0

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                                      467.4              77.7
Operational Energy Corp.                                                           0.2               0.0
Enron South America LLC                                                            0.1               0.0
LINGTEC Constructors L.P.                                                          0.1               0.0
Other                                                                              0.0               0.0
                                                                                ------           -------
  Total                                                                          467.8              77.7

Intercompany Receivables from Non-Debtors
Thai Nepco Co., Ltd.                                                               2.1               0.2
Pakistan Construction Services, Inc.                                               2.7               0.1
Enron Power I (Puerto Rico), Inc.                                                  0.1               0.0
Enron Power Construction Company                                                   0.0               0.0
Other                                                                              0.0               0.0
                                                                                ------           -------
  Total                                                                            4.9               0.3

Equity / Preferred Equity Interests in Affiliates
Thai Nepco Co., Ltd.                                                              n.a.                 -
NEPCO Services International, Inc.                                                n.a.                 -
NEPCO Power Procurement Company                                                   n.a.                 -
                                                                                  n.a.                 -
Other                                                                             n.a.                 -
                                                                                                 -------
  Total                                                                                                -

                                                                                                 -------
 Total Allocated - Stand-Alone                                                                      86.8
                                                                                                 =======

                                                                            CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                            ----------------------------------
                                                                                FACE         STAND-ALONE VALUE
                                                                            ------------     -----------------
Administrative Claims (Post Petition)                                             20.0              13.5
Secured Claims                                                                     1.2               1.2
Priority Claims                                                                    8.9                 -
Intercompany Payables Post Petition                                              107.0              72.2
                                                                               -------              ----
  Total Administrative, Secured & Priority                                       137.0              86.8

Pre Petition General Unsecured Claims
Debt                                                                               0.3                 -
SPE Obligations                                                                      -                 -
Guarantee Obligations                                                                -                 -
Trade & A/P Liabilities                                                           24.5                 -
Other Liabilities                                                              1,228.1                 -

Intercompany Payables Pre Petition
Enron Equipment Procurement Company                                              335.4                 -
NEPCO Power Procurement Company                                                   56.4                 -
Enron Power & Industrial Construction Company                                     33.4                 -
Enron Engineering & Construction Company                                           6.8                 -
Other Debtors                                                                      3.2                 -
Northern Plains Natural Gas Company                                                0.0                 -
Enron Oil & Gas India Company                                                      0.0                 -
EGEP Services Inc.                                                                 0.0                 -
                                                                                     -                 -
Other Non-Debtors                                                                    -                 -
                                                                               -------              ----
  Total Intercompany Payables                                                    435.2                 -

                                                                               -------              ----
Total General Unsecured                                                        1,688.1                 -

Subordinated Claims                                                                  -                 -

                                                                               -------              ----
  Total                                                                        1,825.2              86.8

 Equity                                                                           n.a.                 -

                                                                               -------              ----
 Total Allocated - Stand-Alone                                                 1,825.2              86.8
                                                                               =======              ====

------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

NEPCO POWER PROCUREMENT COMPANY
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         5.7%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  0.0%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
Enron Engineering & Construction Company                                   0.0                   0.0
National Energy Production Corporation                                    56.4                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                  56.4                   0.0

Intercompany Receivables from Non-Debtors
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                     -                     -

Equity / Preferred Equity Interests in Affiliates
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
 Total Allocated - Stand-Alone                                                                   0.0
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      4.7                   0.0
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                        0.9                   0.0
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                5.6                   0.0

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                    1.0                     -
Other Liabilities                                                        422.6                     -

Intercompany Payables Pre Petition
Enron Corp.                                                               41.2                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Debtors                                                                -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                            41.2                     -

                                                                     ---------             ---------
Total General Unsecured                                                  464.8                     -

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                 470.4                   0.0

 Equity                                                                   n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                         470.4                   0.0
                                                                     =========             =========

-------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

NEPCO SERVICES INTERNATIONAL, INC.
($'s in millions)

           UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                         5.7%
PLAN GUARANTEE                                 0.0%
Stand-Alone General Unsecured                  0.0%
Modified Consolidated General Unsecured       19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                       DEBTOR'S STAND ALONE ASSETS
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Cash                                                                      n.a.                     -
Directly Held Assets to be Liquidated                                     n.a.                     -
Interests in PGE to be Liquidated                                         n.a.                     -
Directly Held Assets Transferred to CrossCountry                          n.a.                     -
Directly Held Assets Transferred to Prisma                                n.a.                     -
Directly Held Trading Book Assets                                         n.a.                     -
                                                                                           ---------
   Total Directly Held Assets                                                                      -

Intercompany Post Petition Receivables from Debtors                          -                     -

Intercompany Pre Petition Receivables from Debtors
Operational Energy Corp.                                                   0.1                   0.0
National Energy Production Corporation                                     2.6                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   2.8                   0.0

Intercompany Receivables from Non-Debtors
Thai Nepco Co., Ltd.                                                       0.3                   0.0
                                                                             -                     -
                                                                             -                     -
                                                                             -                     -
Other                                                                        -                     -
                                                                     ---------             ---------
   Total                                                                   0.3                   0.0

Equity / Preferred Equity Interests in Affiliates
NEPCO Power Construction do Brasil Ltda.                                  n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
                                                                          n.a.                     -
Other                                                                     n.a.                     -
                                                                                           ---------
   Total                                                                                           -

                                                                                           ---------
 Total Allocated - Stand-Alone                                                                   0.0
                                                                                           =========

                                                                   CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                -----------------------------------------
                                                                        FACE           STAND-ALONE VALUE
                                                                -------------------   -------------------
Administrative Claims (Post Petition)                                      0.2                   0.0
Secured Claims                                                               -                     -
Priority Claims                                                              -                     -
Intercompany Payables Post Petition                                        0.2                   0.0
                                                                     ---------             ---------
   Total Administrative, Secured & Priority                                0.4                   0.0

Pre Petition General Unsecured Claims
Debt                                                                         -                     -
SPE Obligations                                                              -                     -
Guarantee Obligations                                                        -                     -
Trade & A/P Liabilities                                                    0.0                     -
Other Liabilities                                                          0.0                     -

Intercompany Payables Pre Petition
Enron Corp.                                                                2.9                     -
Enron Engineering & Construction Company                                   0.0                     -
                                                                             -                     -
                                                                             -                     -
Other Debtors                                                                -                     -
Pakistan Construction Services, Inc.                                       0.0                     -
Enron Equipment Installation Company                                       0.0                     -
                                                                             -                     -
                                                                             -                     -
Other Non-Debtors                                                            -                     -
                                                                     ---------             ---------
   Total Intercompany Payables                                             2.9                     -

                                                                     ---------             ---------
Total General Unsecured                                                    2.9                     -

Subordinated Claims                                                          -                     -
                                                                     ---------             ---------
   Total                                                                   3.3                   0.0

 Equity                                                                   n.a.                     -

                                                                     ---------             ---------
   Total Allocated - Stand-Alone                                           3.3                   0.0
                                                                     =========             =========

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

NOWA SARZYNA HOLDING B.V.
($'s in millions)

          UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                   DEBTOR'S STAND ALONE ASSETS
                                                              -----------------------------------
                                                              FACE              STAND-ALONE VALUE
                                                              ----              -----------------
Cash                                                          n.a.                     0.0
Directly Held Assets to be Liquidated                         n.a.                       -
Interests in PGE to be Liquidated                             n.a.                       -
Directly Held Assets Transferred to CrossCountry              n.a.                       -
Directly Held Assets Transferred to Prisma                    n.a.                       -
Directly Held Trading Book Assets                             n.a.                       -
                                                                                       ---
  Total Directly Held Assets                                                           0.0

Intercompany Post Petition Receivables from Debtors              -                       -

Intercompany Pre Petition Receivables from Debtors
Enron Development Funding Ltd.                                 2.0                     0.4
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
Other                                                            -                       -
                                                              ----                     ---
  Total                                                        2.0                     0.4

Intercompany Receivables from Non-Debtors
Enron Poland Investment B.V.                                   8.1                     3.0
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
Other                                                            -                       -
                                                              ----                     ---
  Total                                                        8.1                     3.0

Equity / Preferred Equity Interests in Affiliates
Enron Poland Investment B.V.                                  n.a.                       -
                                                              n.a.                       -
                                                              n.a.                       -
                                                              n.a.                       -
Other                                                         n.a.                       -
                                                                                       ---
  Total                                                                                  -

                                                                                       ---
Total Allocated - Stand-Alone                                                          3.4
                                                                                       ===

                                                              CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                              -----------------------------------
                                                              FACE              STAND-ALONE VALUE
                                                              ----              -----------------
Administrative Claims (Post Petition)                          0.2                     0.2
Secured Claims                                                   -                       -
Priority Claims                                                  -                       -
Intercompany Payables Post Petition                              -                       -
                                                              ----                     ---
   Total Administrative, Secured & Priority                    0.2                     0.2

Pre Petition General Unsecured Claims
Debt                                                             -                       -
SPE Obligations                                                  -                       -
Guarantee Obligations                                            -                       -
Trade & A/P Liabilities                                          -                       -
Other Liabilities                                                -                       -

Intercompany Payables Pre Petition
Enron Corp.                                                    1.2                     1.2
Atlantic Commercial Finance, Inc.                              0.0                     0.0
                                                                 -                       -
                                                                 -                       -
Other Debtors                                                    -                       -
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
Other Non-Debtors                                                -                       -
                                                              ----                    ----
   Total Intercompany Payables                                 1.2                     1.2

                                                              ----                    ----
Total General Unsecured                                        1.2                     1.2

Subordinated Claims                                              -                       -
                                                              ----                    ----
   Total                                                       1.4                     1.4

 Equity                                                       n.a.                     2.1

                                                              ----                    ----
   Total Allocated - Stand-Alone                               1.4                     3.4
                                                              ====                    ====

--------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

OFFSHORE POWER PRODUCTION C.V.
($'s in millions)

         UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                                                     75.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                             100.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                  DEBTOR'S STAND ALONE ASSETS
                                                              -----------------------------------
                                                              FACE              STAND-ALONE VALUE
                                                              ----              -----------------
Cash                                                          n.a.                     0.0
Directly Held Assets to be Liquidated                         n.a.                     9.2
Interests in PGE to be Liquidated                             n.a.                       -
Directly Held Assets Transferred to CrossCountry              n.a.                       -
Directly Held Assets Transferred to Prisma                    n.a.                       -
Directly Held Trading Book Assets                             n.a.                       -
                                                                                       ---
  Total Directly Held Assets                                                           9.2

Intercompany Post Petition Receivables from Debtors              -                       -

Intercompany Pre Petition Receivables from Debtors
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
Other                                                            -                       -
                                                              ----                     ---
  Total                                                          -                       -

Intercompany Receivables from Non-Debtors
Travamark Two B.V.                                             0.0                     0.0
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
Other                                                            -                       -
                                                               ---                     ---
  Total                                                        0.0                     0.0

Equity / Preferred Equity Interests in Affiliates
Enron India Holdings Ltd.                                     n.a.                       -
Enron Mauritius Company                                       n.a.                       -
                                                              n.a.                       -
                                                              n.a.                       -
Other                                                         n.a.                       -
                                                                                       ---
  Total                                                                                  -

                                                                                       ---
 Total Allocated - Stand-Alone                                                         9.2
                                                                                       ===

                                                              CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                              -----------------------------------
                                                              FACE              STAND-ALONE VALUE
                                                              ----              -----------------
Administrative Claims (Post Petition)                          0.2                     0.2
Secured Claims                                                   -                       -
Priority Claims                                                  -                       -
Intercompany Payables Post Petition                            0.0                     0.0
                                                              ----                     ---
   Total Administrative, Secured & Priority                    0.3                     0.3

Pre Petition General Unsecured Claims
Debt                                                             -                       -
SPE Obligations                                                  -                       -
Guarantee Obligations                                            -                       -
Trade & A/P Liabilities                                          -                       -
Other Liabilities                                                -                       -

Intercompany Payables Pre Petition
Atlantic Commercial Finance, Inc.                              0.0                     0.0
Enron India LLC                                                0.0                     0.0
                                                                 -                       -
                                                                 -                       -
Other Debtors                                                    -                       -
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
Other Non-Debtors                                                -                       -
                                                              ----                     ---
   Total Intercompany Payables                                 0.0                     0.0

                                                              ----                     ---
Total General Unsecured                                        0.0                     0.0

Subordinated Claims                                              -                       -
                                                              ----                     ---
   Total                                                       0.3                     0.3

 Equity                                                       n.a.                     8.9

                                                              ----                     ---
   Total Allocated - Stand-Alone                               0.3                     9.2
                                                              ====                     ===

-------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

OMICRON ENTERPRISES, INC.
($'s in millions)

         UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                                                      5.7%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               0.0%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                  DEBTOR'S STAND ALONE ASSETS
                                                              -----------------------------------
                                                              FACE              STAND-ALONE VALUE
                                                              ----              -----------------
Cash                                                          n.a.                       -
Directly Held Assets to be Liquidated                         n.a.                       -
Interests in PGE to be Liquidated                             n.a.                       -
Directly Held Assets Transferred to CrossCountry              n.a.                       -
Directly Held Assets Transferred to Prisma                    n.a.                       -
Directly Held Trading Book Assets                             n.a.                       -
                                                                                       ---
  Total Directly Held Assets                                                             -

Intercompany Post Petition Receivables from Debtors              -                       -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                    0.6                     0.1
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
Other                                                            -                       -
                                                              ----                     ---
  Total                                                        0.6                     0.1

Intercompany Receivables from Non-Debtors
Enron Facility Services, Inc.                                  0.0                     0.0
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
Other                                                            -                       -
                                                              ----                     ---
  Total                                                        0.0                     0.0

Equity / Preferred Equity Interests in Affiliates
Artemis Associates, L.L.C.                                    n.a.                       -
                                                              n.a.                       -
                                                              n.a.                       -
                                                              n.a.                       -
Other                                                         n.a.                       -
                                                                                       ---
  Total                                                                                  -

                                                                                       ---
Total Allocated - Stand-Alone                                                          0.1
                                                                                       ===

                                                              CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                              -----------------------------------
                                                              FACE              STAND-ALONE VALUE
                                                              ----              -----------------
Administrative Claims (Post Petition)                          0.2                     0.1
Secured Claims                                                   -                       -
Priority Claims                                                  -                       -
Intercompany Payables Post Petition                              -                       -
                                                              ----                     ---
   Total Administrative, Secured & Priority                    0.2                     0.1

Pre Petition General Unsecured Claims
Debt                                                             -                       -
SPE Obligations                                                  -                       -
Guarantee Obligations                                            -                       -
Trade & A/P Liabilities                                          -                       -
Other Liabilities                                                -                       -

Intercompany Payables Pre Petition
Enron Energy Services, LLC                                    67.6                       -
Artemis Associates, L.L.C.                                     2.9                       -
Enron Energy Services Operations, Inc.                         0.0                       -
                                                                 -                       -
Other Debtors                                                    -                       -
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
Other Non-Debtors                                                -                       -
                                                              ----                     ---
   Total Intercompany Payables                                70.4                       -

                                                              ----                     ---
Total General Unsecured                                       70.4                       -

Subordinated Claims                                              -                       -
                                                              ----                     ---
   Total                                                      70.6                     0.1

 Equity                                                       n.a.                       -
                                                              ----                     ---
   Total Allocated - Stand-Alone                              70.6                     0.1
                                                              ====                     ===

--------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

OPERATIONAL ENERGY CORP.
($'s in millions)

         UNSECURED RECOVERY %
--------------------------------------
PLAN GENERAL UNSECURED                                                     14.3%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                              12.3%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                  DEBTOR'S STAND ALONE ASSETS
                                                              -----------------------------------
                                                              FACE              STAND-ALONE VALUE
                                                              ----              -----------------
Cash                                                          n.a.                       -
Directly Held Assets to be Liquidated                         n.a.                       -
Interests in PGE to be Liquidated                             n.a.                       -
Directly Held Assets Transferred to CrossCountry              n.a.                       -
Directly Held Assets Transferred to Prisma                    n.a.                       -
Directly Held Trading Book Assets                             n.a.                       -
                                                                                       ---
  Total Directly Held Assets                                                             -

Intercompany Post Petition Receivables from Debtors            0.2                     0.2

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                   42.9                     7.1
Enron Energy Services, Inc.                                    0.7                     0.1
Enron North America Corp.                                      0.2                     0.0
Enron Federal Solutions, Inc.                                  0.2                     0.0
Other                                                          0.1                     0.0
                                                              ----                     ---
  Total                                                       44.1                     7.4

Intercompany Receivables from Non-Debtors
New Albany Power I, L.L.C.                                     0.7                     0.2
OEC Nigeria Limited                                            0.1                     0.1
Enron International Power Barge Ltd.                           0.1                     0.0
Enron Equipment Installation Company                           0.1                     0.0
Other                                                          1.0                     0.0
                                                              ----                     ---
  Total                                                        2.0                     0.3

Equity / Preferred Equity Interests in Affiliates
OEC Holding Ltd.                                              n.a.                       -
                                                              n.a.                       -
                                                              n.a.                       -
                                                              n.a.                       -
Other                                                         n.a.                       -
                                                                                       ---
  Total                                                                                  -

                                                                                       ---
 Total Allocated - Stand-Alone                                                         7.9
                                                                                       ===

                                                              CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                              -----------------------------------
                                                              FACE              STAND-ALONE VALUE
                                                              ----              -----------------
Administrative Claims (Post Petition)                          0.9                     0.9
Secured Claims                                                   -                       -
Priority Claims                                                0.0                     0.0
Intercompany Payables Post Petition                            1.4                     1.4
                                                              ----                     ---
   Total Administrative, Secured & Priority                    2.4                     2.4

Pre Petition General Unsecured Claims
Debt                                                           0.2                     0.0
SPE Obligations                                                  -                       -
Guarantee Obligations                                            -                       -
Trade & A/P Liabilities                                        0.6                     0.1
Other Liabilities                                              0.3                     0.0

Intercompany Payables Pre Petition
Enron Property & Services Corp.                                0.5                     0.1
Enron Caribbean Basin LLC                                      0.3                     0.0
National Energy Production Corporation                         0.2                     0.0
Enron Energy Services Operations, Inc.                         0.2                     0.0
Other Debtors                                                  0.5                     0.1
Enron Facility Services, Inc.                                 42.0                     5.2
Enron Overseas Services Corp.                                  0.1                     0.0
OEC Holding Ltd.                                               0.0                     0.0
                                                                 -                       -
Other Non-Debtors                                                -                       -
                                                              ----                     ---
   Total Intercompany Payables                                43.8                     5.4

                                                              ----                     ---
Total General Unsecured                                       44.8                     5.5

Subordinated Claims                                              -                       -
                                                              ----                     ---
   Total                                                      47.2                     7.9

 Equity                                                       n.a.                       -

                                                              ----                     ---
   Total Allocated - Stand-Alone                              47.2                     7.9
                                                              ====                     ===

--------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

OSWEGO COGEN COMPANY, LLC
($'s in millions)

         UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                                                      8.3%
PLAN GUARANTEE                                                              0.0%
Stand-Alone General Unsecured                                               3.7%
Modified Consolidated General Unsecured                                    19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                  DEBTOR'S STAND ALONE ASSETS
                                                              -----------------------------------
                                                              FACE              STAND-ALONE VALUE
                                                              ----              -----------------
Cash                                                          n.a.                       -
Directly Held Assets to be Liquidated                         n.a.                       -
Interests in PGE to be Liquidated                             n.a.                       -
Directly Held Assets Transferred to CrossCountry              n.a.                       -
Directly Held Assets Transferred to Prisma                    n.a.                       -
Directly Held Trading Book Assets                             n.a.                       -
                                                                                      ----
  Total Directly Held Assets                                                             -

Intercompany Post Petition Receivables from Debtors              -                       -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                    0.3                     0.1
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
Other                                                            -                       -
                                                              ----                    ----
  Total                                                        0.3                     0.1

Intercompany Receivables from Non-Debtors
Enron Administrative Services Corp.                           15.1                    15.1
                                                                 -                       -
                                                                 -                       -
                                                                 -                       -
Other                                                            -                       -
                                                              ----                    ----
  Total                                                       15.1                    15.1

Equity / Preferred Equity Interests in Affiliates
Sithe/Independence Power Partners, L.P.                       n.a.                       -
                                                              n.a.                       -
                                                              n.a.                       -
                                                              n.a.                       -
Other                                                         n.a.                       -
                                                                                      ----
  Total                                                                                  -

                                                                                      ----
Total Allocated - Stand-Alone                                                         15.2
                                                                                      ====

                                                              CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                              -----------------------------------
                                                              FACE              STAND-ALONE VALUE
                                                              ----              -----------------
Administrative Claims (Post Petition)                           0.7                    0.7
Secured Claims                                                    -                      -
Priority Claims                                                   -                      -
Intercompany Payables Post Petition                             0.0                    0.0
                                                              -----                   ----
   Total Administrative, Secured & Priority                     0.7                    0.7

Pre Petition General Unsecured Claims
Debt                                                              -                      -
SPE Obligations                                                   -                      -
Guarantee Obligations                                             -                      -
Trade & A/P Liabilities                                           -                      -
Other Liabilities                                                 -                      -

Intercompany Payables Pre Petition
Enron North America Corp.                                     388.5                   14.5
                                                                  -                      -
                                                                  -                      -
                                                                  -                      -
Other Debtors                                                     -                      -
                                                                  -                      -
                                                                  -                      -
                                                                  -                      -
                                                                  -                      -
Other Non-Debtors                                                 -                      -
                                                              -----                   ----
   Total Intercompany Payables                                388.5                   14.5

                                                              -----                   ----
Total General Unsecured                                       388.5                   14.5

Subordinated Claims                                               -                      -
                                                              -----                   ----
   Total                                                      389.2                   15.2

 Equity                                                        n.a.                      -
                                                              -----                   ----
   Total Allocated - Stand-Alone                              389.2                   15.2
                                                              =====                   ====

------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

PALM BEACH DEVELOPMENT COMPANY, L.L.C.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                                                        5.7%
PLAN GUARANTEE                                                                0.0%
Stand-Alone General Unsecured                                                 0.0%
Modified Consolidated General Unsecured                                      19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE     STAND-ALONE VALUE
                                                                             ----    -------------------
Cash                                                                         n.a.                -
Directly Held Assets to be Liquidated                                        n.a.                -
Interests in PGE to be Liquidated                                            n.a.                -
Directly Held Assets Transferred to CrossCountry                             n.a.                -
Directly Held Assets Transferred to Prisma                                   n.a.                -
Directly Held Trading Book Assets                                            n.a.                -
                                                                                          --------
  Total Directly Held Assets                                                                     -

Intercompany Post Petition Receivables from Debtors                             -                -

Intercompany Pre Petition Receivables from Debtors
                                                                                -                -
                                                                                -                -
                                                                                -                -
                                                                                -                -
Other                                                                           -                -
                                                                             ----         --------
  Total                                                                         -                -

Intercompany Receivables from Non-Debtors
                                                                                -                -
                                                                                -                -
                                                                                -                -
                                                                                -                -
Other                                                                           -                -
                                                                             ----         --------
  Total                                                                         -                -

Equity / Preferred Equity Interests in Affiliates
                                                                             n.a.                -
                                                                             n.a.                -
                                                                             n.a.                -
                                                                             n.a.                -
Other                                                                        n.a.                -
                                                                                          --------
  Total                                                                                          -
                                                                                          --------
 Total Allocated - Stand-Alone                                                                   -
                                                                                          ========

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.2                        -
Secured Claims                                                         -                        -
Priority Claims                                                      0.0                        -
Intercompany Payables Post Petition                                  0.2                        -
                                                                    ----                   ------
    Total Administrative, Secured & Priority                         0.4                        -

Pre Petition General Unsecured Claims
Debt                                                                   -                        -
SPE Obligations                                                        -                        -
Guarantee Obligations                                                  -                        -
Trade & A/P Liabilities                                                -                        -
Other Liabilities                                                      -                        -

Intercompany Payables Pre Petition
                                                                       -                        -
                                                                       -                        -
                                                                       -                        -
                                                                       -                        -
Other Debtors                                                          -                        -
                                                                       -                        -
                                                                       -                        -
                                                                       -                        -
                                                                       -                        -
Other Non-Debtors                                                      -                        -
                                                                    ----                   ------
    Total Intercompany Payables                                        -                        -

                                                                    ----                   ------

Total General Unsecured                                                -                        -

Subordinated Claims                                                    -                        -
                                                                    ----                   ------
    Total                                                            0.4                        -

 Equity                                                              n.a.                       -

                                                                    ----                   ------
    Total Allocated - Stand-Alone                                    0.4                        -
                                                                    ====                   ======

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

PAULISTA ELECTRICAL DISTRIBUTION, L.L.C.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                              5.7%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                       0.0%
Modified Consolidated General Unsecured            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE     STAND-ALONE VALUE
                                                                             ----    -------------------
Cash                                                                         n.a.               -
Directly Held Assets to be Liquidated                                        n.a.               -
Interests in PGE to be Liquidated                                            n.a.               -
Directly Held Assets Transferred to CrossCountry                             n.a.               -
Directly Held Assets Transferred to Prisma                                   n.a.               -
Directly Held Trading Book Assets                                            n.a.               -
                                                                                           ------
  Total Directly Held Assets                                                                    -

Intercompany Post Petition Receivables from Debtors                             -               -

Intercompany Pre Petition Receivables from Debtors
                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----          ------
  Total                                                                         -               -

Intercompany Receivables from Non-Debtors
                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----          ------
  Total                                                                         -               -

Equity / Preferred Equity Interests in Affiliates
Enron Brazil Power Holdings V Ltd.                                           n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
Other                                                                        n.a.               -
                                                                                           ------
  Total                                                                                         -

                                                                                           ------
 Total Allocated - Stand-Alone                                                                  -
                                                                                           ======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.2                        -
Secured Claims                                                         -                        -
Priority Claims                                                        -                        -
Intercompany Payables Post Petition                                    -                        -
                                                                    ----                   ------
    Total Administrative, Secured & Priority                         0.2                        -

Pre Petition General Unsecured Claims
Debt                                                                   -                        -
SPE Obligations                                                        -                        -
Guarantee Obligations                                                  -                        -
Trade & A/P Liabilities                                                -                        -
Other Liabilities                                                      -                        -

Intercompany Payables Pre Petition
Enron North America Corp.                                           11.5                        -
Enron Corp.                                                          5.3                        -
                                                                       -                        -
                                                                       -                        -
Other Debtors                                                          -                        -
Enron Brazil Power Holdings V Ltd.                                   0.0                        -
                                                                       -                        -
                                                                       -                        -
                                                                       -                        -
Other Non-Debtors                                                      -                        -
                                                                    ----                   ------
    Total Intercompany Payables                                     16.8                        -

                                                                    ----                   ------
Total General Unsecured                                             16.8                        -

Subordinated Claims                                                    -                        -
                                                                    ----                   ------
    Total                                                           17.0                        -


 Equity                                                             n.a.                        -

                                                                    ----                   ------
    Total Allocated - Stand-Alone                                   17.0                        -
                                                                    ====                   ======

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

PBOG CORP.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                             75.6%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                      99.8%
Modified Consolidated General Unsecured            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----   --------------------
Cash                                                                         n.a.               -
Directly Held Assets to be Liquidated                                        n.a.               -
Interests in PGE to be Liquidated                                            n.a.               -
Directly Held Assets Transferred to CrossCountry                             n.a.               -
Directly Held Assets Transferred to Prisma                                   n.a.               -
Directly Held Trading Book Assets                                            n.a.               -
                                                                                           ------
  Total Directly Held Assets                                                                    -

Intercompany Post Petition Receivables from Debtors                         158.7           158.7

Intercompany Pre Petition Receivables from Debtors
                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----          ------
  Total                                                                         -               -

Intercompany Receivables from Non-Debtors

                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----          ------
  Total                                                                         -               -

Equity / Preferred Equity Interests in Affiliates
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
Other                                                                        n.a.               -
                                                                                           ------
  Total                                                                                         -

                                                                                           ------
 Total Allocated - Stand-Alone                                                              158.7
                                                                                           ======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                 0.3                     0.3
Secured Claims                                                          -                       -
Priority Claims                                                         -                       -
Intercompany Payables Post Petition                                     -                       -
                                                                    -----                  ------
    Total Administrative, Secured & Priority                          0.3                     0.3

Pre Petition General Unsecured Claims
Debt                                                                    -                       -
SPE Obligations                                                         -                       -
Guarantee Obligations                                                   -                       -
Trade & A/P Liabilities                                               0.0                     0.0
Other Liabilities                                                       -                       -

Intercompany Payables Pre Petition
Enron Corp.                                                         150.2                   149.9
                                                                        -                       -
                                                                        -                       -
                                                                        -                       -
Other Debtors                                                           -                       -
ECT Investments, Inc.                                                 8.5                     8.5
                                                                        -                       -
                                                                        -                       -
                                                                        -                       -
Other Non-Debtors                                                       -                       -
                                                                    -----                  ------
    Total Intercompany Payables                                     158.7                   158.4

                                                                    -----                  ------
Total General Unsecured                                             158.7                   158.4

Subordinated Claims                                                     -                       -
                                                                    -----                  ------
    Total                                                           158.9                   158.7

 Equity                                                              n.a.                       -

                                                                    -----                  ------
    Total Allocated - Stand-Alone                                   158.9                   158.7
                                                                    =====                  ======

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

PORTLAND GENERAL HOLDINGS, INC.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                             54.8%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                      54.8%
Modified Consolidated General Unsecured            n.a.

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE     STAND-ALONE VALUE
                                                                             ----    -------------------
Cash                                                                         n.a.             0.0
Directly Held Assets to be Liquidated                                        n.a.            45.0
Interests in PGE to be Liquidated                                            n.a.               -
Directly Held Assets Transferred to CrossCountry                             n.a.               -
Directly Held Assets Transferred to Prisma                                   n.a.               -
Directly Held Trading Book Assets                                            n.a.               -
                                                                                           ------
  Total Directly Held Assets                                                                 45.0

Intercompany Post Petition Receivables from Debtors                             -               -

Intercompany Pre Petition Receivables from Debtors
                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----          ------
  Total                                                                         -               -

Intercompany Receivables from Non-Debtors
PGH II, Inc.                                                                 16.5             5.1
MicroClimates, Inc.                                                           0.2             0.0
Portland General Broadband Wireless, LLC                                      0.0             0.0
                                                                                -               -
Other                                                                           -               -
                                                                             ----          ------
  Total                                                                      16.7             5.1

Equity / Preferred Equity Interests in Affiliates
Columbia-Pacific Distribution Services Company, LLC                          n.a.             0.0
Portland General Property Holdings, Inc.                                     n.a.               -
PGH II, Inc.                                                                 n.a.               -
PGH Leasing, LLC                                                             n.a.               -
Other                                                                        n.a.               -
                                                                                           ------
  Total                                                                                       0.0

                                                                                           ------
 Total Allocated - Stand-Alone                                                               50.1
                                                                                           ======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.3                      0.3
Secured Claims                                                         -                        -
Priority Claims                                                        -                        -
Intercompany Payables Post Petition                                    -                        -
                                                                    ----                   ------
    Total Administrative, Secured & Priority                         0.3                      0.3

Pre Petition General Unsecured Claims
Debt                                                                   -                        -
SPE Obligations                                                        -                        -
Guarantee Obligations                                                  -                        -
Trade & A/P Liabilities                                                -                        -
Other Liabilities                                                   47.7                     26.1

Intercompany Payables Pre Petition
Enron Corp.                                                         37.8                     20.7
                                                                       -                        -
                                                                       -                        -
                                                                       -                        -
Other Debtors                                                          -                        -
Portland General Electric Company                                    5.3                      2.9
                                                                       -                        -
                                                                       -                        -
                                                                       -                        -
Other Non-Debtors                                                      -                        -
                                                                    ----                   ------
    Total Intercompany Payables                                     43.1                     23.6

                                                                    ----                   ------
Total General Unsecured                                             90.8                     49.8

Subordinated Claims                                                    -                        -
                                                                    ----                   ------
    Total                                                           91.1                     50.1

 Equity                                                             n.a.                        -

                                                                    ----                   ------
    Total Allocated - Stand-Alone                                   91.1                     50.1
                                                                    ====                   ======

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

PORTLAND TRANSITION COMPANY, INC.
($'s in millions)

        UNSECURED RECOVERY %
--------------------------------------------
PLAN GENERAL UNSECURED                                  0.0%
PLAN GUARANTEE                                          0.0%
Stand-Alone General Unsecured                           0.0%
Modified Consolidated General Unsecured                 n.a.

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE     STAND-ALONE VALUE
                                                                             ----    -------------------
Cash                                                                         n.a.               -
Directly Held Assets to be Liquidated                                        n.a.               -
Interests in PGE to be Liquidated                                            n.a.               -
Directly Held Assets Transferred to CrossCountry                             n.a.               -
Directly Held Assets Transferred to Prisma                                   n.a.               -
Directly Held Trading Book Assets                                            n.a.               -
                                                                                           ------
  Total Directly Held Assets                                                                    -

Intercompany Post Petition Receivables from Debtors                             -               -

Intercompany Pre Petition Receivables from Debtors
                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----          ------
  Total                                                                         -               -

Intercompany Receivables from Non-Debtors
                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----          ------
  Total                                                                         -               -

Equity / Preferred Equity Interests in Affiliates
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
Other                                                                        n.a.               -
                                                                                           ------
  Total                                                                                         -

                                                                                           ------
 Total Allocated - Stand-Alone                                                                  -
                                                                                           ======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.2                        -
Secured Claims                                                         -                        -
Priority Claims                                                        -                        -
Intercompany Payables Post Petition                                    -                        -
                                                                    ----                   ------
    Total Administrative, Secured & Priority                         0.2                        -

Pre Petition General Unsecured Claims
Debt                                                                   -                        -
SPE Obligations                                                        -                        -
Guarantee Obligations                                                  -                        -
Trade & A/P Liabilities                                                -                        -
Other Liabilities                                                      -                        -

Intercompany Payables Pre Petition
                                                                       -                        -
                                                                       -                        -
                                                                       -                        -
                                                                       -                        -
Other Debtors                                                          -                        -
                                                                       -                        -
                                                                       -                        -
                                                                       -                        -
                                                                       -                        -
Other Non-Debtors                                                      -                        -
                                                                    ----                   ------
    Total Intercompany Payables                                        -                        -

                                                                    ----                   ------
Total General Unsecured                                                -                        -

Subordinated Claims                                                    -                        -
                                                                    ----                   ------
    Total                                                            0.2                        -

 Equity                                                             n.a.                        -

                                                                    ----                   ------
    Total Allocated - Stand-Alone                                    0.2                        -
                                                                    ====                   ======

-------------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

RICHMOND POWER ENTERPRISE, L.P.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                              5.7%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                       0.0%
Modified Consolidated General Unsecured            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE     STAND-ALONE VALUE
                                                                             ----    -------------------
Cash                                                                         n.a.               -
Directly Held Assets to be Liquidated                                        n.a.               -
Interests in PGE to be Liquidated                                            n.a.               -
Directly Held Assets Transferred to CrossCountry                             n.a.               -
Directly Held Assets Transferred to Prisma                                   n.a.               -
Directly Held Trading Book Assets                                            n.a.               -
                                                                                           ------
  Total Directly Held Assets                                                                    -

Intercompany Post Petition Receivables from Debtors                             -               -

Intercompany Pre Petition Receivables from Debtors
                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----          ------
  Total                                                                         -               -

Intercompany Receivables from Non-Debtors
                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----          ------
  Total                                                                         -               -

Equity / Preferred Equity Interests in Affiliates
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
Other                                                                        n.a.               -
                                                                                           ------
  Total                                                                                         -

                                                                                           ------
 Total Allocated - Stand-Alone                                                                  -
                                                                                           ======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.2                        -
Secured Claims                                                         -                        -
Priority Claims                                                        -                        -
Intercompany Payables Post Petition                                    -                        -
                                                                    ----                   ------
   Total Administrative, Secured & Priority                          0.2                        -

Pre Petition General Unsecured Claims
Debt                                                                   -                        -
SPE Obligations                                                        -                        -
Guarantee Obligations                                                  -                        -
Trade & A/P Liabilities                                                -                        -
Other Liabilities                                                    2.6                        -

Intercompany Payables Pre Petition
Enron North America Corp.                                            1.3                        -
Enron Corp.                                                          1.3                        -
                                                                       -                        -
                                                                       -                        -
Other Debtors                                                          -                        -
Enron Power Operating Company                                        0.0                        -
                                                                       -                        -
                                                                       -                        -
                                                                       -                        -
Other Non-Debtors                                                      -                        -
                                                                    ----                   ------
   Total Intercompany Payables                                       2.6                        -

                                                                    ----                   ------
Total General Unsecured                                              5.2                        -

Subordinated Claims                                                    -                        -
                                                                    ----                   ------
   Total                                                             5.4                        -

 Equity                                                             n.a.                        -

                                                                    ----                   ------
   Total Allocated - Stand-Alone                                     5.4                        -
                                                                    ====                   ======

------------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

RISK MANAGEMENT & TRADING CORP.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                              75.7%
PLAN GUARANTEE                                       0.0%
Stand-Alone General Unsecured                      100.0%
Modified Consolidated General Unsecured             19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                               FACE    STAND-ALONE VALUE
                                                                             --------  -----------------
Cash                                                                             n.a.             -
Directly Held Assets to be Liquidated                                            n.a.           0.1
Interests in PGE to be Liquidated                                                n.a.             -
Directly Held Assets Transferred to CrossCountry                                 n.a.             -
Directly Held Assets Transferred to Prisma                                       n.a.             -
Directly Held Trading Book Assets                                                n.a.             -
                                                                                            -------
  Total Directly Held Assets                                                                    0.1

Intercompany Post Petition Receivables from Debtors                                 -             -

Intercompany Pre Petition Receivables from Debtors
Enron North America Corp.                                                     2,785.4         573.3
Enron Corp.                                                                   3,100.0         515.1
Enron Power Marketing, Inc.                                                   1,883.3         460.9
Enron Corp.                                                                   2,016.7         335.1
Other                                                                         1,070.0         175.1
                                                                             --------       -------
  Total                                                                      10,855.5       2,059.6

Intercompany Receivables from Non-Debtors
JILP-L.P., Inc.                                                                 550.0         114.4
Enron Capital Corp. (formerly JILP-G.P., Inc.)                                  375.0          84.2
ECT Investments, Inc.                                                            18.6          18.6
Star VPP, LP                                                                      1.4           1.4
Other                                                                         3,113.8           1.2
                                                                             --------       -------
  Total                                                                       4,058.8         219.8

Equity / Preferred Equity Interests in Affiliates
Chiricahua V LLC                                                                 n.a.         953.8
Chiricahua IX LLC                                                                n.a.         487.5
Chiricahua IV LLC                                                                n.a.         469.4
Chiricahau VIII LLC                                                              n.a.         401.2
Other                                                                            n.a.       1,116.1
                                                                                            -------
  Total                                                                                     3,428.0

                                                                                            -------
 Total Allocated - Stand-Alone                                                              5,707.5
                                                                                            =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                   9.4                  9.4
Secured Claims                                                            -                    -
Priority Claims                                                         2.3                  2.3
Intercompany Payables Post Petition                                       -                    -
                                                                    -------              -------
   Total Administrative, Secured & Priority                            11.7                 11.7

Pre Petition General Unsecured Claims
Debt                                                                   11.4                 11.4
SPE Obligations                                                           -                    -
Guarantee Obligations                                                     -                    -
Trade & A/P Liabilities                                                   -                    -
Other Liabilities                                                      66.4                 66.4

Intercompany Payables Pre Petition
Enron Natural Gas Marketing Corp.                                     320.4                320.4
Enron LNG Marketing LLC                                                11.1                 11.1
Enron Capital & Trade Resources International Corp.                     8.0                  8.0
Enron Methanol Company                                                  2.7                  2.7
Other Debtors                                                           2.9                  2.9
Chiricahua V LLC                                                      953.8                953.8
Chiricahua IX LLC                                                     487.5                487.5
Chiricahua IV LLC                                                     469.3                469.3
Chiricahau VIII LLC                                                   401.2                401.2
Other Non-Debtors                                                   1,321.8              1,321.8
                                                                    -------              -------
   Total Intercompany Payables                                      3,978.7              3,978.7

                                                                    -------              -------
Total General Unsecured                                             4,056.5              4,056.5

Subordinated Claims                                                       -                    -
                                                                    -------              -------
   Total                                                            4,068.1              4,068.1

 Equity                                                                n.a.              1,639.4

                                                                    -------              -------
   Total Allocated - Stand-Alone                                    4,068.1              5,707.5
                                                                    =======              =======

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

SAN JUAN GAS COMPANY, INC.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                              5.7%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                       0.0%
Modified Consolidated General Unsecured            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----    -----------------
Cash                                                                         n.a.             0.3
Directly Held Assets to be Liquidated                                        n.a.             5.9
Interests in PGE to be Liquidated                                            n.a.               -
Directly Held Assets Transferred to CrossCountry                             n.a.               -
Directly Held Assets Transferred to Prisma                                   n.a.               -
Directly Held Trading Book Assets                                            n.a.               -
                                                                                          -------
  Total Directly Held Assets                                                                  6.1

Intercompany Post Petition Receivables from Debtors                             -               -

Intercompany Pre Petition Receivables from Debtors

                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                         -               -

Intercompany Receivables from Non-Debtors

                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                         -               -

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
Other                                                                        n.a.               -
                                                                                          -------
  Total                                                                                         -

                                                                                          -------
 Total Allocated - Stand-Alone                                                                6.1
                                                                                          =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                5.6                     5.5
Secured Claims                                                         -                       -
Priority Claims                                                      0.2                       -
Intercompany Payables Post Petition                                  0.6                     0.6
                                                                    ----                 -------
  Total Administrative, Secured & Priority                           6.4                     6.1

Pre Petition General Unsecured Claims
Debt                                                                14.8                       -
SPE Obligations                                                        -                       -
Guarantee Obligations                                                  -                       -
Trade & A/P Liabilities                                              3.3                       -
Other Liabilities                                                    2.6                       -

Intercompany Payables Pre Petition
The Protane Corporation                                              1.9                       -
Enron Broadband Services, Inc.                                       1.1                       -
Enron Ventures Corp.                                                 1.1                       -
Enron Global Markets LLC                                             0.7                       -
Other Debtors                                                        0.6                       -
Enron Americas Energy Services, Inc.                                 0.6                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Non-Debtors                                                      -                       -
                                                                    ----                 -------
  Total Intercompany Payables                                        6.0                       -

                                                                    ----                 -------
Total General Unsecured                                             26.7                       -

Subordinated Claims                                                    -                       -
                                                                    ----                 -------
  Total                                                             33.1                     6.1

Equity                                                              n.a.                       -

                                                                    ----                 -------
  Total Allocated - Stand-Alone                                     33.1                     6.1
                                                                    ====                 =======

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

SMITH STREET LAND COMPANY
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                             13.3%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                      10.9%
Modified Consolidated General Unsecured            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----    -----------------
Cash                                                                         n.a.           88.2
Directly Held Assets to be Liquidated                                        n.a.            2.8
Interests in PGE to be Liquidated                                            n.a.              -
Directly Held Assets Transferred to CrossCountry                             n.a.              -
Directly Held Assets Transferred to Prisma                                   n.a.              -
Directly Held Trading Book Assets                                            n.a.              -
                                                                                         -------
  Total Directly Held Assets                                                                91.0

Intercompany Post Petition Receivables from Debtors                             -              -

Intercompany Pre Petition Receivables from Debtors

                                                                                -              -
                                                                                -              -
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                             ----        -------
  Total                                                                         -              -

Intercompany Receivables from Non-Debtors

                                                                                -              -
                                                                                -              -
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                             ----        -------
  Total                                                                         -              -

Equity / Preferred Equity Interests in Affiliates
Enron Capital Investments Corp.                                              n.a.            7.9
Enron Renewable Energy Corp.                                                 n.a.              -
Enron Finance Partners, LLC                                                  n.a.              -
                                                                             n.a.              -
Other                                                                        n.a.              -
                                                                                         -------
  Total                                                                                      7.9

                                                                                         -------
 Total Allocated - Stand-Alone                                                              98.9
                                                                                         =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                 1.3                    1.3
Secured Claims                                                        4.6                    4.6
Priority Claims                                                       0.0                    0.0
Intercompany Payables Post Petition                                  49.6                   49.6
                                                                    -----                -------
  Total Administrative, Secured & Priority                           55.5                   55.5

Pre Petition General Unsecured Claims
Debt                                                                  0.1                    0.0
SPE Obligations                                                       0.0                    0.0
Guarantee Obligations                                                   -                      -
Trade & A/P Liabilities                                               1.0                    0.1
Other Liabilities                                                       -                      -

Intercompany Payables Pre Petition
Enron Corp.                                                         247.3                   26.9
Enron Renewable Energy Corp.                                        147.9                   16.1
Enron Property & Services Corp.                                       2.4                    0.3
Enron Net Works LLC                                                   0.0                    0.0
Other Debtors                                                         0.0                    0.0
                                                                        -                      -
                                                                        -                      -
                                                                        -                      -
                                                                        -                      -
Other Non-Debtors                                                       -                      -
                                                                    -----                -------
  Total Intercompany Payables                                       397.5                   43.3

                                                                    -----                -------
Total General Unsecured                                             398.6                   43.4

Subordinated Claims                                                     -                      -
                                                                    -----                -------
  Total                                                             454.1                   98.9

Equity                                                               n.a.                      -

                                                                    -----                -------
  Total Allocated - Stand-Alone                                     454.1                   98.9
                                                                    =====                =======

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ST. CHARLES DEVELOPMENT COMPANY, L.L.C.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                              5.7%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                       0.0%
Modified Consolidated General Unsecured            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----    -----------------
Cash                                                                         n.a.              -
Directly Held Assets to be Liquidated                                        n.a.              -
Interests in PGE to be Liquidated                                            n.a.              -
Directly Held Assets Transferred to CrossCountry                             n.a.              -
Directly Held Assets Transferred to Prisma                                   n.a.              -
Directly Held Trading Book Assets                                            n.a.              -
                                                                                         -------
  Total Directly Held Assets                                                                   -

Intercompany Post Petition Receivables from Debtors                             -              -

Intercompany Pre Petition Receivables from Debtors

                                                                                -              -
                                                                                -              -
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                             ----        -------
  Total                                                                         -              -

Intercompany Receivables from Non-Debtors

                                                                                -              -
                                                                                -              -
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                             ----        -------
  Total                                                                         -              -

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.              -
                                                                             n.a.              -
                                                                             n.a.              -
                                                                             n.a.              -
Other                                                                        n.a.              -
                                                                                         -------
  Total                                                                                        -

                                                                                         -------
 Total Allocated - Stand-Alone                                                                 -
                                                                                         =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.2                       -
Secured Claims                                                       0.0                       -
Priority Claims                                                        -                       -
Intercompany Payables Post Petition                                  0.0                       -
                                                                    ----                 -------
  Total Administrative, Secured & Priority                           0.2                       -

Pre Petition General Unsecured Claims
Debt                                                                   -                       -
SPE Obligations                                                        -                       -
Guarantee Obligations                                                  -                       -
Trade & A/P Liabilities                                                -                       -
Other Liabilities                                                      -                       -

Intercompany Payables Pre Petition

                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Debtors                                                          -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Non-Debtors                                                      -                       -
                                                                    ----                 -------
  Total Intercompany Payables                                          -                       -

                                                                    ----                 -------
Total General Unsecured                                                -                       -

Subordinated Claims                                                    -                       -
                                                                    ----                 -------
  Total                                                              0.2                       -

Equity                                                              n.a.                       -

                                                                    ----                 -------
  Total Allocated - Stand-Alone                                      0.2                       -
                                                                    ====                 =======

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

SUPERIOR CONSTRUCTION COMPANY
($'s in millions)


        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                             19.8%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                      20.1%
Modified Consolidated General Unsecured            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----    -----------------
Cash                                                                         n.a.              -
Directly Held Assets to be Liquidated                                        n.a.              -
Interests in PGE to be Liquidated                                            n.a.              -
Directly Held Assets Transferred to CrossCountry                             n.a.              -
Directly Held Assets Transferred to Prisma                                   n.a.              -
Directly Held Trading Book Assets                                            n.a.              -
                                                                                         -------
  Total Directly Held Assets                                                                   -

Intercompany Post Petition Receivables from Debtors                             -              -

Intercompany Pre Petition Receivables from Debtors
Enron Power Corp.                                                             1.0            0.4
Enron Corp.                                                                   1.0            0.2
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                             ----        -------
  Total                                                                       1.9            0.5

Intercompany Receivables from Non-Debtors
Enron Power Construction Company                                             10.9            2.2
Enron Power I (Puerto Rico), Inc.                                             0.1            0.0
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                             ----        -------
  Total                                                                      11.0            2.2

Equity / Preferred Equity Interests in Affiliates
Superior Construction Company - Spanish Branch                               n.a.            0.0
HorizEN LLC                                                                  n.a.              -
Superior Construction Company - Cayman Islands Branch                        n.a.              -
                                                                             n.a.              -
Other                                                                        n.a.              -
                                                                                         -------
  Total                                                                                      0.0

                                                                                         -------
 Total Allocated - Stand-Alone                                                               2.7
                                                                                         =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.2                     0.2
Secured Claims                                                         -                       -
Priority Claims                                                        -                       -
Intercompany Payables Post Petition                                    -                       -
                                                                    ----                 -------
  Total Administrative, Secured & Priority                           0.2                     0.2

Pre Petition General Unsecured Claims
Debt                                                                   -                       -
SPE Obligations                                                        -                       -
Guarantee Obligations                                                  -                       -
Trade & A/P Liabilities                                              0.0                     0.0
Other Liabilities                                                      -                       -

Intercompany Payables Pre Petition
Enron Engineering & Construction Company                            10.7                     2.2
Enron Equipment Procurement Company                                  0.5                     0.1
Enron Expat Services Inc.                                            0.4                     0.1
Enron Asset Management Resources, Inc.                               0.0                     0.0
Other Debtors                                                        0.0                     0.0
Enron Equipment Installation Company                                 0.7                     0.1
Enron Power Services B.V.                                            0.0                     0.0
Enron Gaza Operations Ltd.                                           0.0                     0.0
                                                                       -                       -
Other Non-Debtors                                                      -                       -
                                                                    ----                 -------
  Total Intercompany Payables                                       12.4                     2.5

                                                                    ----                 -------
Total General Unsecured                                             12.5                     2.5

Subordinated Claims                                                    -                       -
                                                                    ----                 -------
  Total                                                             12.7                     2.7

Equity                                                              n.a.                       -

                                                                    ----                 -------
  Total Allocated - Stand-Alone                                     12.7                     2.7
                                                                    ====                 =======

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

TENANT SERVICES, INC.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                             15.9%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                      14.5%
Modified Consolidated General Unsecured            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----    -----------------
Cash                                                                         n.a.              -
Directly Held Assets to be Liquidated                                        n.a.              -
Interests in PGE to be Liquidated                                            n.a.              -
Directly Held Assets Transferred to CrossCountry                             n.a.              -
Directly Held Assets Transferred to Prisma                                   n.a.              -
Directly Held Trading Book Assets                                            n.a.              -
                                                                                         -------
  Total Directly Held Assets                                                                   -

Intercompany Post Petition Receivables from Debtors                           7.2            7.2

Intercompany Pre Petition Receivables from Debtors
Enron Energy Services Operations, Inc.                                       72.2           10.7
Enron Energy Services, LLC                                                    3.6            0.9
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                             ----        -------
  Total                                                                      75.8           11.6

Intercompany Receivables from Non-Debtors

                                                                                -              -
                                                                                -              -
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                             ----        -------
  Total                                                                         -              -

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.              -
                                                                             n.a.              -
                                                                             n.a.              -
                                                                             n.a.              -
Other                                                                        n.a.              -
                                                                                         -------
  Total                                                                                        -

                                                                                         -------
 Total Allocated - Stand-Alone                                                              18.8
                                                                                         =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.3                     0.3
Secured Claims                                                         -                       -
Priority Claims                                                        -                       -
Intercompany Payables Post Petition                                  6.6                     6.6
                                                                    ----                 -------
  Total Administrative, Secured & Priority                           6.9                     6.9

Pre Petition General Unsecured Claims
Debt                                                                   -                       -
SPE Obligations                                                        -                       -
Guarantee Obligations                                                  -                       -
Trade & A/P Liabilities                                              0.1                     0.0
Other Liabilities                                                      -                       -

Intercompany Payables Pre Petition
Enron Corp.                                                         72.0                    10.4
Enron Energy Services, Inc.                                         10.2                     1.5
                                                                       -                       -
                                                                       -                       -
Other Debtors                                                          -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Non-Debtors                                                      -                       -
                                                                    ----                 -------
  Total Intercompany Payables                                       82.1                    11.9

                                                                    ----                 -------
Total General Unsecured                                             82.3                    11.9

Subordinated Claims                                                    -                       -
                                                                    ----                 -------
  Total                                                             89.2                    18.8

Equity                                                              n.a.                       -

                                                                    ----                 -------
  Total Allocated - Stand-Alone                                     89.2                    18.8
                                                                    ====                 =======

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

THE NEW ENERGY TRADING COMPANY
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                              75.7%
PLAN GUARANTEE                                       0.0%
Stand-Alone General Unsecured                      100.0%
Modified Consolidated General Unsecured             19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----    -----------------
Cash                                                                         n.a.            4.1
Directly Held Assets to be Liquidated                                        n.a.            0.1
Interests in PGE to be Liquidated                                            n.a.              -
Directly Held Assets Transferred to CrossCountry                             n.a.              -
Directly Held Assets Transferred to Prisma                                   n.a.              -
Directly Held Trading Book Assets                                            n.a.              -
                                                                                         -------
  Total Directly Held Assets                                                                 4.2

Intercompany Post Petition Receivables from Debtors                          253.6         253.6

Intercompany Pre Petition Receivables from Debtors

                                                                                -              -
                                                                                -              -
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                             ----        -------
  Total                                                                         -              -

Intercompany Receivables from Non-Debtors
NETCO Holdings LLC                                                            0.0            0.0
                                                                                -              -
                                                                                -              -
                                                                                -              -
Other                                                                           -              -
                                                                             ----        -------
  Total                                                                       0.0            0.0

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.              -
                                                                             n.a.              -
                                                                             n.a.              -
                                                                             n.a.              -
Other                                                                        n.a.              -
                                                                                         -------
  Total                                                                                        -

                                                                                         -------
 Total Allocated - Stand-Alone                                                             257.8
                                                                                         =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.2                     0.2
Secured Claims                                                         -                       -
Priority Claims                                                      0.9                     0.9
Intercompany Payables Post Petition                                  0.5                     0.5
                                                                    ----                 -------
  Total Administrative, Secured & Priority                           1.6                     1.6

Pre Petition General Unsecured Claims
Debt                                                                   -                       -
SPE Obligations                                                        -                       -
Guarantee Obligations                                                  -                       -
Trade & A/P Liabilities                                                -                       -
Other Liabilities                                                    0.1                     0.1

Intercompany Payables Pre Petition

Enron Corp.                                                          0.3                     0.3
Enron Net Works LLC                                                  0.1                     0.1
                                                                       -                       -
                                                                       -                       -
Other Debtors                                                          -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Non-Debtors                                                      -                       -
                                                                    ----                 -------
  Total Intercompany Payables                                        0.4                     0.4

                                                                    ----                 -------
Total General Unsecured                                              0.4                     0.4

Subordinated Claims                                                    -                       -
                                                                    ----                 -------
  Total                                                              2.0                     2.0

Equity                                                              n.a.                   255.8

                                                                    ----                 -------
  Total Allocated - Stand-Alone                                      2.0                   257.8
                                                                    ====                 =======

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

THE PROTANE CORPORATION
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                              75.7%
PLAN GUARANTEE                                       0.0%
Stand-Alone General Unsecured                      100.0%
Modified Consolidated General Unsecured             19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE     STAND-ALONE VALUE
                                                                             ----    -------------------
Cash                                                                         n.a.            5.5
Directly Held Assets to be Liquidated                                        n.a.            0.0
Interests in PGE to be Liquidated                                            n.a.              -
Directly Held Assets Transferred to CrossCountry                             n.a.              -
Directly Held Assets Transferred to Prisma                                   n.a.              -
Directly Held Trading Book Assets                                            n.a.              -
                                                                                         -------
  Total Directly Held Assets                                                                 5.5

Intercompany Post Petition Receivables from Debtors                           0.3            0.3

Intercompany Pre Petition Receivables from Debtors
Atlantic Commercial Finance, Inc.                                             1.5            0.2
San Juan Gas Company, Inc.                                                    1.9              -
Enron Global Markets LLC                                                      0.1              -
                                                                                -              -
Other                                                                           -              -
                                                                             ----        -------
  Total                                                                       3.5            0.2

Intercompany Receivables from Non-Debtors
Enron Americas, Inc.                                                          0.3            0.3
Enron Americas Energy Services, Inc.                                          0.3            0.0
SJG Vendor LLC                                                                0.0            0.0
                                                                                -              -
Other                                                                           -              -
                                                                             ----        -------
  Total                                                                       0.7            0.4

Equity / Preferred Equity Interests in Affiliates
V. Holdings Industries, S.A.                                                 n.a.           70.3
Citadel Corporation Limited                                                  n.a.           10.2
Enron Americas Energy Services, Inc.                                         n.a.              -
                                                                             n.a.              -
Other                                                                        n.a.              -
                                                                                         -------
  Total                                                                                     80.4

                                                                                         -------
 Total Allocated - Stand-Alone                                                              86.8
                                                                                         =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.6                     0.6
Secured Claims                                                         -                       -
Priority Claims                                                        -                       -
Intercompany Payables Post Petition                                    -                       -
                                                                    ----                 -------
  Total Administrative, Secured & Priority                           0.6                     0.6

Pre Petition General Unsecured Claims
Debt                                                                   -                       -
SPE Obligations                                                        -                       -
Guarantee Obligations                                                  -                       -
Trade & A/P Liabilities                                              0.6                     0.6
Other Liabilities                                                   27.6                    27.6

Intercompany Payables Pre Petition
Enron Corp.                                                         26.2                    26.2
Enron Caribbean Basin LLC                                           16.2                    16.2
Enron International Holdings Corp.                                   1.5                     1.5
Risk Management & Trading Corp.                                      0.7                     0.7
Other Debtors                                                        0.3                     0.3
Citadel Corporation Limited                                          7.4                     7.4
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Non-Debtors                                                      -                       -
                                                                    ----                 -------
  Total Intercompany Payables                                       52.2                    52.2

                                                                    ----                 -------
Total General Unsecured                                             80.5                    80.5

Subordinated Claims                                                    -                       -
                                                                    ----                 -------
  Total                                                             81.1                    81.1

Equity                                                              n.a.                     5.7

                                                                    ----                 -------
  Total Allocated - Stand-Alone                                     81.1                    86.8
                                                                    ====                 =======

--------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

TLS INVESTORS, L.L.C.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                             24.7%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                      27.1%
Modified Consolidated General Unsecured            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----    -----------------
Cash                                                                         n.a.             0.0
Directly Held Assets to be Liquidated                                        n.a.               -
Interests in PGE to be Liquidated                                            n.a.               -
Directly Held Assets Transferred to CrossCountry                             n.a.               -
Directly Held Assets Transferred to Prisma                                   n.a.               -
Directly Held Trading Book Assets                                            n.a.               -
                                                                                          -------
  Total Directly Held Assets                                                                  0.0

Intercompany Post Petition Receivables from Debtors                             -               -

Intercompany Pre Petition Receivables from Debtors
Enron North America Corp.                                                    56.6            11.6
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                      56.6            11.6

Intercompany Receivables from Non-Debtors

                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                         -               -

Equity / Preferred Equity Interests in Affiliates

RADR EMP, L.L.C.                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
Other                                                                        n.a.               -
                                                                                          -------
  Total                                                                                         -

                                                                                          -------
 Total Allocated - Stand-Alone                                                               11.6
                                                                                          =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.2                     0.2
Secured Claims                                                         -                       -
Priority Claims                                                        -                       -
Intercompany Payables Post Petition                                    -                       -
                                                                    ----                 -------
  Total Administrative, Secured & Priority                           0.2                     0.2

Pre Petition General Unsecured Claims
Debt                                                                   -                       -
SPE Obligations                                                        -                       -
Guarantee Obligations                                                  -                       -
Trade & A/P Liabilities                                                -                       -
Other Liabilities                                                    2.0                     0.5

Intercompany Payables Pre Petition
Enron Corp.                                                         23.6                     6.4
ECT Merchant Investments Corp.                                      16.5                     4.5
                                                                       -                       -
                                                                       -                       -
Other Debtors                                                          -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Non-Debtors                                                      -                       -
                                                                    ----                 -------
  Total Intercompany Payables                                       40.1                    10.9

                                                                    ----                 -------
Total General Unsecured                                             42.1                    11.4

Subordinated Claims                                                    -                       -
                                                                    ----                 -------
  Total                                                             42.3                    11.6

Equity                                                              n.a.                       -

                                                                    ----                 -------
  Total Allocated - Stand-Alone                                     42.3                    11.6
                                                                    ====                 =======

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

TRANSWESTERN GATHERING COMPANY
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                              75.7%
PLAN GUARANTEE                                       0.0%
Stand-Alone General Unsecured                      100.0%
Modified Consolidated General Unsecured             19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----    -----------------
Cash                                                                         n.a.               -
Directly Held Assets to be Liquidated                                        n.a.               -
Interests in PGE to be Liquidated                                            n.a.               -
Directly Held Assets Transferred to CrossCountry                             n.a.               -
Directly Held Assets Transferred to Prisma                                   n.a.               -
Directly Held Trading Book Assets                                            n.a.               -
                                                                                          -------
  Total Directly Held Assets                                                                    -

Intercompany Post Petition Receivables from Debtors                             -               -

Intercompany Pre Petition Receivables from Debtors
Enron Corp.                                                                  63.2            10.5
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                      63.2            10.5

Intercompany Receivables from Non-Debtors

                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                         -               -

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
Other                                                                        n.a.               -
                                                                                          -------
  Total                                                                                         -

                                                                                          -------
 Total Allocated - Stand-Alone                                                               10.5
                                                                                          =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.2                     0.2
Secured Claims                                                         -                       -
Priority Claims                                                        -                       -
Intercompany Payables Post Petition                                    -                       -
                                                                    ----                 -------
  Total Administrative, Secured & Priority                           0.2                     0.2

Pre Petition General Unsecured Claims
Debt                                                                   -                       -
SPE Obligations                                                        -                       -
Guarantee Obligations                                                  -                       -
Trade & A/P Liabilities                                                -                       -
Other Liabilities                                                      -                       -

Intercompany Payables Pre Petition

                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Debtors                                                          -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Non-Debtors                                                      -                       -
                                                                   ----                 -------
  Total Intercompany Payables                                          -                       -

                                                                    ----                 -------
Total General Unsecured                                                -                       -

Subordinated Claims                                                    -                       -
                                                                    ----                 -------
  Total                                                              0.2                     0.2

Equity                                                              n.a.                    10.3

                                                                    ----                 -------
  Total Allocated - Stand-Alone                                      0.2                    10.5
                                                                    ====                 =======

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

VICTORY GARDEN POWER PARTNERS I L.L.C.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                              75.7%
PLAN GUARANTEE                                       0.0%
Stand-Alone General Unsecured                      100.0%
Modified Consolidated General Unsecured             19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----    -----------------
Cash                                                                         n.a.             0.4
Directly Held Assets to be Liquidated                                        n.a.             5.1
Interests in PGE to be Liquidated                                            n.a.               -
Directly Held Assets Transferred to CrossCountry                             n.a.               -
Directly Held Assets Transferred to Prisma                                   n.a.               -
Directly Held Trading Book Assets                                            n.a.               -
                                                                                          -------
  Total Directly Held Assets                                                                  5.5

Intercompany Post Petition Receivables from Debtors                           0.1             0.1

Intercompany Pre Petition Receivables from Debtors
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)                 2.5             1.4
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)                       0.2             0.1
EREC Subsidiary IV, LLC (f/k/a Enron Wind Maintenance Corp.)                  0.5               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                       3.2             1.5

Intercompany Receivables from Non-Debtors
Zond Windsystem Energy Associates III                                         0.7             0.7
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                       0.7             0.7

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
Other                                                                        n.a.               -
                                                                                          -------
  Total                                                                                         -

                                                                                          -------
 Total Allocated - Stand-Alone                                                                7.8
                                                                                          =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.2                     0.2
Secured Claims                                                         -                       -
Priority Claims                                                        -                       -
Intercompany Payables Post Petition                                  0.1                     0.1
                                                                    ----                 -------
  Total Administrative, Secured & Priority                           0.3                     0.3

Pre Petition General Unsecured Claims
Debt                                                                   -                       -
SPE Obligations                                                        -                       -
Guarantee Obligations                                                  -                       -
Trade & A/P Liabilities                                              0.3                     0.3
Other Liabilities                                                    0.0                     0.0

Intercompany Payables Pre Petition
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                      0.2                     0.2
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Debtors                                                          -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Non-Debtors                                                      -                       -
                                                                    ----                 -------
  Total Intercompany Payables                                        0.2                     0.2

                                                                    ----                 -------
Total General Unsecured                                              0.5                     0.5

Subordinated Claims                                                    -                       -
                                                                    ----                 -------
  Total                                                              0.8                     0.8

Equity                                                              n.a.                     7.1

                                                                    ----                 -------
  Total Allocated - Stand-Alone                                      0.8                     7.8
                                                                    ====                 =======

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ZOND MINNESOTA CONSTRUCTION COMPANY LLC
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                             38.3%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                      46.5%
Modified Consolidated General Unsecured            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----    -----------------
Cash                                                                         n.a.               -
Directly Held Assets to be Liquidated                                        n.a.               -
Interests in PGE to be Liquidated                                            n.a.               -
Directly Held Assets Transferred to CrossCountry                             n.a.               -
Directly Held Assets Transferred to Prisma                                   n.a.               -
Directly Held Trading Book Assets                                            n.a.               -
                                                                                          -------
  Total Directly Held Assets                                                                    -

Intercompany Post Petition Receivables from Debtors                             -               -

Intercompany Pre Petition Receivables from Debtors
EREC Subsidiary III, LLC (f/k/a Enron Wind Energy Systems Corp.)             28.0            16.4
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)                       1.7             1.1
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                               0.9             0.3
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                      30.6            17.8

Intercompany Receivables from Non-Debtors

                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                         -               -

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
Other                                                                        n.a.               -
                                                                                          -------
  Total                                                                                         -

                                                                                          -------
 Total Allocated - Stand-Alone                                                               17.8
                                                                                          =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.6                     0.6
Secured Claims                                                         -                       -
Priority Claims                                                        -                       -
Intercompany Payables Post Petition                                  0.0                     0.0
                                                                    ----                 -------
  Total Administrative, Secured & Priority                           0.6                     0.6

Pre Petition General Unsecured Claims
Debt                                                                   -                       -
SPE Obligations                                                        -                       -
Guarantee Obligations                                                  -                       -
Trade & A/P Liabilities                                                -                       -
Other Liabilities                                                   35.0                    16.3

Intercompany Payables Pre Petition
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)        1.5                     0.7
Enron Wind Lake Benton LLC                                           0.5                     0.2
Enron Corp.                                                          0.0                     0.0
Enron Wind Development Corp.                                         0.0                     0.0
Other Debtors                                                          -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Non-Debtors                                                      -                       -
                                                                    ----                 -------
  Total Intercompany Payables                                        2.0                     0.9

                                                                    ----                 -------
Total General Unsecured                                             37.0                    17.2

Subordinated Claims                                                    -                       -
                                                                    ----                 -------
  Total                                                             37.6                    17.8

Equity                                                              n.a.                       -

                                                                    ----                 -------
  Total Allocated - Stand-Alone                                     37.6                    17.8
                                                                    ====                 =======

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ZOND PACIFIC, INC.
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                              5.7%
PLAN GUARANTEE                                      0.0%
Stand-Alone General Unsecured                       0.0%
Modified Consolidated General Unsecured            19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----    -----------------
Cash                                                                         n.a.               -
Directly Held Assets to be Liquidated                                        n.a.             0.0
Interests in PGE to be Liquidated                                            n.a.               -
Directly Held Assets Transferred to CrossCountry                             n.a.               -
Directly Held Assets Transferred to Prisma                                   n.a.               -
Directly Held Trading Book Assets                                            n.a.               -
                                                                                          -------
  Total Directly Held Assets                                                                  0.0

Intercompany Post Petition Receivables from Debtors                             -               -

Intercompany Pre Petition Receivables from Debtors

                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                         -               -

Intercompany Receivables from Non-Debtors

                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                         -               -

Equity / Preferred Equity Interests in Affiliates

                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
Other                                                                        n.a.               -
                                                                                          -------
  Total                                                                                         -

                                                                                          -------
 Total Allocated - Stand-Alone                                                                0.0
                                                                                          =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.2                     0.0
Secured Claims                                                         -                       -
Priority Claims                                                        -                       -
Intercompany Payables Post Petition                                  0.0                     0.0
                                                                    ----                 -------
  Total Administrative, Secured & Priority                           0.2                     0.0

Pre Petition General Unsecured Claims
Debt                                                                   -                       -
SPE Obligations                                                        -                       -
Guarantee Obligations                                                  -                       -
Trade & A/P Liabilities                                                -                       -
Other Liabilities                                                      -                       -

Intercompany Payables Pre Petition
EREC Subsidiary I, LLC (f/k/a Enron Wind Systems, Inc.)              0.4                       -
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                      0.1                       -
Enron Corp.                                                          0.0                       -
                                                                       -                       -
Other Debtors                                                          -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Non-Debtors                                                      -                       -
                                                                    ----                 -------
  Total Intercompany Payables                                        0.5                       -

                                                                    ----                 -------
Total General Unsecured                                              0.5                       -

Subordinated Claims                                                    -                       -
                                                                    ----                 -------
  Total                                                              0.7                     0.0

Equity                                                              n.a.                       -

                                                                    ----                 -------
  Total Allocated - Stand-Alone                                      0.7                     0.0
                                                                    ====                 =======

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-I

ZWHC LLC
($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                              75.7%
PLAN GUARANTEE                                       0.0%
Stand-Alone General Unsecured                      100.0%
Modified Consolidated General Unsecured             19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations for this Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated. Refer to Appendix C-II for information regarding the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized.

                                                                             DEBTOR'S STAND ALONE ASSETS
                                                                             ---------------------------
                                                                             FACE    STAND-ALONE VALUE
                                                                             ----    -----------------
Cash                                                                         n.a.             3.1
Directly Held Assets to be Liquidated                                        n.a.             7.0
Interests in PGE to be Liquidated                                            n.a.               -
Directly Held Assets Transferred to CrossCountry                             n.a.               -
Directly Held Assets Transferred to Prisma                                   n.a.               -
Directly Held Trading Book Assets                                            n.a.               -
                                                                                          -------
  Total Directly Held Assets                                                                 10.1

Intercompany Post Petition Receivables from Debtors                             -               -

Intercompany Pre Petition Receivables from Debtors
Enron Wind Development Corp.                                                  0.3             0.3
EREC Subsidiary II, LLC (f/k/a Enron Wind Constructors Corp.)                 0.4             0.2
EREC Subsidiary III, LLC (f/k/a Enron Wind Energy Systems Corp.)              0.2             0.1
Green Power Partners I LLC                                                    0.1             0.1
Other                                                                         0.1             0.1
                                                                             ----         -------
  Total                                                                       1.1             0.8

Intercompany Receivables from Non-Debtors

                                                                                -               -
                                                                                -               -
                                                                                -               -
                                                                                -               -
Other                                                                           -               -
                                                                             ----         -------
  Total                                                                         -               -

Equity / Preferred Equity Interests in Affiliates

Sagebrush Partner Twenty, Inc.                                               n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
                                                                             n.a.               -
Other                                                                        n.a.               -
                                                                                          -------
  Total                                                                                         -

                                                                                          -------
 Total Allocated - Stand-Alone                                                               10.9
                                                                                          =======

                                                                    CLAIMS AGAINST AND EQUITY IN DEBTOR
                                                                    -----------------------------------
                                                                    FACE              STAND-ALONE VALUE
                                                                    ----              -----------------
Administrative Claims (Post Petition)                                0.8                     0.8
Secured Claims                                                         -                       -
Priority Claims                                                        -                       -
Intercompany Payables Post Petition                                  0.9                     0.9
                                                                    ----                 -------
  Total Administrative, Secured & Priority                           1.7                     1.7

Pre Petition General Unsecured Claims
Debt                                                                   -                       -
SPE Obligations                                                        -                       -
Guarantee Obligations                                                  -                       -
Trade & A/P Liabilities                                                -                       -
Other Liabilities                                                    0.3                     0.3

Intercompany Payables Pre Petition
EREC Subsidiary V, LLC (f/k/a Enron Wind Corp.)                      1.2                     1.2
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Debtors                                                          -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
                                                                       -                       -
Other Non-Debtors                                                      -                       -
                                                                    ----                 -------
  Total Intercompany Payables                                        1.2                     1.2

                                                                    ----                 -------
Total General Unsecured                                              1.5                     1.5

Subordinated Claims                                                    -                       -
                                                                    ----                 -------
  Total                                                              3.2                     3.2

Equity                                                              n.a.                     7.7

                                                                    ----                 -------
  Total Allocated - Stand-Alone                                      3.2                    10.9
                                                                    ====                 =======

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

   APPENDIX C-II

($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                           n.a.
PLAN GUARANTEE                                   n.a.
Stand-Alone General Unsecured                    n.a.
Modified Consolidated General Unsecured          19.1%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were recognized. Refer to the 180 schedules in Appendix C-I for information regarding the assets, claims and value allocations for each Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims, the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized, and the estimated recovery percentages in the event that none of the Debtors are substantively consolidated.

                                                                             DEBTORS' MOD. SUBCON ASSETS
                                                                             ---------------------------
                                                                               FACE    STAND-ALONE VALUE
                                                                             --------  -----------------
Cash                                                                             n.a.        3,999.7
Directly Held Assets to be Liquidated                                            n.a.        1,202.2
Interests in PGE to be Liquidated                                                n.a.        1,278.0
Directly Held Assets Transferred to CrossCountry                                 n.a.          711.6
Directly Held Assets Transferred to Prisma                                       n.a.           32.3
Directly Held Trading Book Assets                                                n.a.        1,026.2
                                                                                            --------
  Total Directly Held Assets                                                                 8,250.0

Intercompany Post Petition Receivables from Debtors                                 -              -

Intercompany Pre Petition Receivables from Debtors
Portland General Holdings, Inc.                                                  37.8           20.7
                                                                                    -              -
                                                                                    -              -
                                                                                    -              -
Other                                                                               -              -
                                                                             --------       --------
  Total                                                                          37.8           20.7

Intercompany Receivables from Non-Debtors
Enron Intermediate Holdings, LLC                                              1,539.6          742.2
Enron Brazil Power Holdings IV Ltd.                                             311.7          153.4
ECT Europe, Inc.                                                                200.6          129.0
Enron Capital Management III Limited Partnership                                 87.2           87.2
Other                                                                        10,463.3          853.9
                                                                             --------       --------
  Total                                                                      12,602.4        1,965.7

Equity / Preferred Equity Interests in Affiliates
Transwestern Holding Company, Inc.                                               n.a.          578.2
Enron Canada Corp.                                                               n.a.          466.9
Organizational Partner, Inc.                                                     n.a.          256.4
Northern Plains Natural Gas Company                                              n.a.          213.4
Other                                                                            n.a.        2,026.7
                                                                                            --------
  Total                                                                                      3,541.6

                                                                                            --------
 Total Allocated - Mod. SubCon                                                              13,777.9
                                                                                            ========

                                                                           CLAIMS AGAINST AND EQUITY IN DEBTORS
                                                                           ------------------------------------
                                                                             FACE             MOD. SUBCON VALUE
                                                                           --------           -----------------
Administrative Claims (Post Petition)                                       1,274.6                 1,274.6
Secured Claims                                                                102.8                   102.8
Priority Claims                                                               258.5                   258.5
Intercompany Payables Post Petition                                            73.4                    73.4
                                                                           --------                --------
  Total Administrative, Secured & Priority                                  1,709.4                 1,709.4

Pre Petition General Unsecured Claims
Debt                                                                       10,587.2                 2,018.9
SPE Obligations                                                            18,833.2                 3,591.4
Guarantee Obligations                                                       5,175.2                   986.9
Trade & A/P Liabilities                                                     5,992.9                 1,142.8
Other Liabilities                                                          14,345.7                 2,735.6

Subordinated Claims                                                           954.7                   182.1

                                                                           --------                --------
Total General Unsecured                                                    55,889.0                10,657.7

Intercompany Payables Pre Petition
Chiricahua V LLC                                                              953.8                   181.9
Transwestern Pipeline Company                                                 819.4                   156.3
Enron Canada Corp.                                                            557.3                   106.3
Chiricahua IX LLC                                                             487.5                    93.0
Other Non-Debtors                                                           4,580.4                   873.5
                                                                           --------                --------
  Total Intercompany Payables                                               7,398.4                 1,410.8

                                                                           --------                --------
  Total                                                                    64,996.8                13,777.9

Equity                                                                        n.a.                       -

                                                                           --------                --------
  Total Allocated - Mod. SubCon                                            64,996.8                13,777.9
                                                                           ========                ========

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

  APPENDIX C-III

($'s in millions)

        UNSECURED RECOVERY %
---------------------------------------
PLAN GENERAL UNSECURED                           n.a.
PLAN GUARANTEE                                   n.a.
Stand-Alone General Unsecured                    n.a.
Modified Consolidated General Unsecured          21.0%

As noted in the assumptions set forth above, the Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation. This schedule reflects the assets, claims and value allocations if all of the Debtors (other than the Portland Debtors) were substantively consolidated and the compromise regarding guaranty claims were not recognized. Refer to the 180 schedules in Appendix C-I for information regarding the assets, claims and value allocations for each Debtor on a stand-alone basis, as well as the estimated recovery percentages under the Plan for general unsecured claims and guaranty claims. And Appendix C-II for the estimated recovery percentages in the event the Debtors (excluding the Portland Debtors) are substantively consolidated and the compromise regarding guaranty claims is recognized.

                                                                             DEBTORS' APPENDIX C-3 ASSETS
                                                                             ----------------------------
                                                                               FACE     STAND-ALONE VALUE
                                                                             --------   -----------------
Cash                                                                             n.a.         3,999.7
Directly Held Assets to be Liquidated                                            n.a.         1,202.2
Interests in PGE to be Liquidated                                                n.a.         1,278.0
Directly Held Assets Transferred to CrossCountry                                 n.a.           711.6
Directly Held Assets Transferred to Prisma                                       n.a.            32.3
Directly Held Trading Book Assets                                                n.a.         1,026.2
                                                                                             --------
  Total Directly Held Assets                                                                  8,250.0

Intercompany Post Petition Receivables from Debtors                                 -               -

Intercompany Pre Petition Receivables from Debtors
Portland General Holdings, Inc.                                                  37.8            20.7
                                                                                    -               -
                                                                                    -               -
                                                                                    -               -
Other                                                                               -               -
                                                                             --------        --------
  Total                                                                          37.8            20.7

Intercompany Receivables from Non-Debtors
Enron Intermediate Holdings, LLC                                              1,539.6           770.6
Enron Brazil Power Holdings IV Ltd.                                             311.7           153.4
ECT Europe, Inc.                                                                200.6           129.3
Enron Capital Management III Limited Partnership                                 87.2            87.2
Other                                                                        10,463.3           861.8
                                                                             --------        --------
  Total                                                                      12,602.4         2,002.4

Equity / Preferred Equity Interests in Affiliates
Transwestern Holding Company, Inc.                                               n.a.           594.3
Enron Canada Corp.                                                               n.a.           478.1
Organizational Partner, Inc.                                                     n.a.           271.5
Northern Plains Natural Gas Company                                              n.a.           215.8
Other                                                                            n.a.         2,102.2
                                                                                             --------
  Total                                                                                       3,662.0

                                                                                             --------
 Total Allocated - App. C-3                                                                  13,935.0
                                                                                             ========

                                                                             CLAIMS AGAINST AND EQUITY IN DEBTORS
                                                                             ------------------------------------
                                                                               FACE                APP. C-3 VALUE
                                                                             --------              --------------
Administrative Claims (Post Petition)                                         1,274.6                  1,274.6
Secured Claims                                                                  102.8                    102.8
Priority Claims                                                                 258.5                    258.5
Intercompany Payables Post Petition                                              73.4                     73.4
                                                                             --------                 --------
  Total Administrative, Secured & Priority                                    1,709.4                  1,709.4

Pre Petition General Unsecured Claims
Debt                                                                         10,587.2                  2,227.3
SPE Obligations                                                              18,833.2                  3,962.1
Guarantee Obligations                                                               -                        -
Trade & A/P Liabilities                                                       5,992.9                  1,260.8
Other Liabilities                                                            14,345.7                  3,018.0

Subordinated Claims                                                             954.7                    200.8

                                                                             --------                 --------
Third Party Unsecured                                                        50,713.7                 10,669.1


Intercompany Payables Pre Petition
Chiricahua V LLC                                                                953.8                    200.7
Transwestern Pipeline Company                                                   819.4                    172.4
Enron Canada Corp.                                                              557.3                    117.3
Chiricahua IX LLC                                                               487.5                    102.6
Other Non-Debtors                                                             4,580.4                    963.6
                                                                             --------                 --------
  Total Intercompany Payables                                                 7,398.4                  1,556.5

                                                                             --------                 --------
  Total                                                                      59,821.6                 13,935.0

Equity                                                                           n.a.                        -

                                                                             --------                 --------
  Total Allocated - App. C-3                                                 59,821.6                 13,935.0
                                                                             ========                 ========

-----------------------------------------
NOTE: AMOUNTS MAY NOT ADD DUE TO ROUNDING

                        APPENDIX L: LIQUIDATION ANALYSIS

APPENDIX L: LIQUIDATION ANALYSIS

A.       INTRODUCTION

                  If no chapter 11 plan can be confirmed, then the Debtors' cases may be converted to cases under chapter 7 of the Bankruptcy Code, whereby a trustee would be elected or appointed to liquidate the assets of the Debtors for distribution to the holders of Claims in accordance with the strict priority scheme established by the Bankruptcy Code.

                  Under chapter 7, the cash amount available for distribution to Creditors would consist of the proceeds resulting from the disposition of the unencumbered assets of the Debtors, augmented by the unencumbered cash held by the Debtors at the time of the commencement of the liquidation cases. This cash amount would be reduced by the costs and expenses of the liquidation and by such additional administrative and priority claims that may result from the termination of the Debtors' businesses and the use of chapter 7 for the purposes of liquidation.

                  The Debtors have analyzed liquidation in the context of chapter 7 and the Liquidation Analysis below reflects the Debtors' estimates regarding recoveries in a chapter 7 liquidation. The Liquidation Analysis is based upon the hypothetical disposition of assets and distribution on Claims under a chapter 7 liquidation in contrast to the distribution of Creditor Cash, Plan Securities and, to the extent such trusts are created, interests in the Litigation Trust and the Special Litigation Trust under the Plan. The Liquidation Analysis assumes that, in the chapter 7 cases, the Bankruptcy Court will approve the settlements and compromises embodied in the Plan and described in the Disclosure Statement (including, without limitation, the 30/70 compromise regarding the likelihood of substantive consolidation) as fair and reasonable and will determine that the compromise represents the best estimate, short of a final determination on the merits, of how these issues would be resolved. The Liquidation Analysis further takes into consideration the increased costs of a chapter 7 liquidation, the impact on the value of the three Operating Entities and the expected delay in distributions to Creditors.

                  The Debtors submit that the Liquidation Analysis evidences that the Plan satisfies the best interest of creditors test and that, under the Plan, each holder of an Allowed General Unsecured Claim will receive value that is not less than the amount such holder would receive in a chapter 7 liquidation. Further, the Debtors believe that pursuant to chapter 7 of the Bankruptcy Code, holders of Enron Subordinated Debenture Claims, Enron Preferred Equity Interests, Statutorily Subordinated Claims, Enron Common Equity Interests and Other Equity Interests would receive no distributions.

B.       VARIANCE

                  Estimating recoveries in any chapter 7 case is an uncertain process due to the number of unknown variables such as business, economic and competitive contingencies beyond the chapter 7 trustee's control and this uncertainty is further aggravated by the complexities of these Chapter 11 Cases. The underlying projections contained in the Liquidation Analysis have not been compiled or examined by independent accountants. The Debtors make no representations regarding the accuracy of the projections or a chapter 7 trustee's ability to achieve forecasted results. Many of the assumptions underlying the projections are subject to significant uncertainties. Inevitably, some assumptions will not materialize and unanticipated events and circumstances may affect the ultimate financial results. IN THE EVENT THESE CHAPTER 11 CASES ARE CONVERTED TO CHAPTER 7, ACTUAL RESULTS MAY VARY MATERIALLY FROM THE ESTIMATES AND PROJECTIONS SET FORTH IN THE LIQUIDATION ANALYSIS. As such, the Liquidation Analysis is speculative in nature.

C.       ASSUMPTIONS

                  For purposes of the Liquidation Analysis, the Debtors considered many factors and made certain assumptions. Those assumptions that the Debtors consider significant are described below.

         1.       GENERAL

                  a. CONVERSION: Each of the Chapter 11 Cases are converted to chapter 7 on January 1, 2004.

                  b. APPOINTMENT OF CHAPTER 7 TRUSTEE: One chapter 7 trustee is appointed to liquidate and wind down these estates. It should be noted that the selection of a separate chapter 7 trustee for one or more of the Debtors could result in substantially higher administrative expenses associated with the chapter 7 cases.

                  c. CHAPTER 7 TRUSTEE: The chapter 7 trustee would retain professionals (investment bankers, law firms, accounting firms, consultants, forensic experts, etc.) to assist in the liquidation and wind down of the Debtors' estates. While the chapter 7 trustee may retain certain of the Debtors' Chapter 11 Professionals for discrete projects, given that most (if not all) of these professionals will hold claims in the chapter 7 cases, it is assumed that the chapter 7 trustee's primary investment banking, legal, accounting, consulting and forensic support would be provided by new professionals.

                  d. START-UP TIME: Given the complexity of these Chapter 11 Cases and the underlying assets and claims, it is anticipated that the chapter 7 trustee and any newly retained professionals will require three to six months to familiarize themselves with the estates, the assets, the claims and related matters. It is further anticipated that it will take an additional three to six months before they begin marketing assets or litigating claims.

                  e. GLOBAL COMPROMISE: To conserve resources and reduce the delay on making distributions, the Bankruptcy Court approves the settlements and compromises embodied in the Plan and described in the Disclosure Statement (including, without limitation, the 30/70 compromise regarding the likelihood of substantive consolidation and the exclusion of the Portland Debtors from that compromise) as fair and reasonable and determines that the compromise represents the best estimate, short of a final determination on the merits, of how these issues would be resolved. It should be noted that failure to adopt the global compromise would result in extensive litigation and a substantial increase in administrative expenses, as well as delaying distributions for several years.

                  f. CHAPTER 7 COMMITTEE(S): No committees are formed under section 705 of the Bankruptcy Code or, to the extent that one or more committees are formed, the Debtors' estates are not obligated to pay fees or expenses associated with any such committees.

                  g. CONSOLIDATION FOR ADMINISTRATIVE PURPOSES. This analysis assumes that the Debtors are consolidated for administrative purposes during the chapter 7 process. Should one or more Debtors be handled through a separate chapter 7 process, the administrative costs related to that Debtor or those Debtors could be substantially higher than the costs assumed in this analysis.

         2.       ASSETS

                  a. CASH: Beginning cash balances are based on projected cash balances and were not subjected to a discount factor.

                  b. OPERATING ENTITIES: The Bankruptcy Court would require that the Operating Entities be liquidated and cash proceeds distributed to Creditors, rather than distributing the stock of such entities to the Creditors as proposed in the Plan. The estimated proceeds for the sale or other disposition of the Operating Entities take into consideration (i) the valuations set forth in the Disclosure Statement for each of the Operating Entities; (ii) offers received to date for the Operating Entities and/or their underlying assets; (iii) discounts to the extent determined applicable to reflect pressure created by time limitations, potential deterioration of the underlying businesses due to failure to confirm a plan and conversion of these Chapter 11 Cases; and (iv) the fact that the chapter 7 trustee and, to the extent applicable, the trustee's professionals would lack historical knowledge as to the assets being sold. Rather than sell the Operating Entities as a going concern, the chapter 7 trustee might elect, instead, to sell discrete businesses within each of the Operating Entities and shut down or otherwise liquidate the remaining businesses. It is assumed that the Bankruptcy Court would allow the chapter 7 trustee sufficient time to market the Operating Entities, as well as some discretion as to timing depending upon fluctuations in the market, changes in the applicable industries and other commercial concerns. Accordingly, it is assumed that the Operating Entities are each sold as going concerns on or before December 31, 2006. However, there can be no assurances that the Operating Entities could be sold as going concerns or otherwise on or before December 31, 2006.

                  c. REMAINING ASSETS: The Remaining Assets are each sold, shut down or otherwise liquidated on or before December 31, 2006. The estimated proceeds for the sale or other disposition of the Remaining Assets do not receive any discount. While actual proceeds could be discounted due to time limitations, potential deterioration of underlying assets due to failure to confirm a plan and conversion of these Chapter 11 Cases, and the fact that the chapter 7 trustee and, to the extent applicable, the trustee's professionals would lack historical knowledge as to the assets being sold, any such discount is considered to be immaterial.

                  d. AVOIDANCE ACTIONS: Consistent with the calculation of the estimated recoveries under the Plan, no values are included for recoveries from avoidance actions.

                  e. FINANCIAL INSTITUTION ACTIONS: Consistent with the calculation of the estimated recoveries under the Plan, no values are included for recoveries from actions against financial institutions.

                  f. OTHER LITIGATION: Consistent with the calculation of the estimated recoveries under the Plan, no values are included for recoveries from other litigation.

         3.       COSTS

                  a. EMPLOYEES: The chapter 7 trustee will require approximately 1,038 employees as of January 1, 2004 with the number of employees required diminishing gradually over the first three years following appointment and continuing more rapidly thereafter. The Liquidation Budget set forth below covers the period including January 1, 2004 through December 31, 2006, but it is assumed that the liquidation process would continue for several more years beyond 2006.

                  b. TRUSTEE FEES: The chapter 7 trustee would be compensated in accordance with the guidelines of section 326 of the Bankruptcy Code.

                  c. PROFESSIONAL FEES - GENERAL: Given that the chapter 7 trustee and, to the extent applicable, the trustee's professionals must familiarize themselves with the Debtors, their estates, their assets and the claims asserted against them, it is anticipated that the chapter 7 trustee's professionals' fees would be higher than the estimated professionals' fees to be incurred by the Reorganized Debtors following confirmation and consummation of the Plan. These increased expenses are further exacerbated by the contemplated post-conversion efforts to market and sell the Operating Entities in whole or in part in a chapter 7 liquidation.

                  d. PROFESSIONAL FEES - INVESTMENT BANKERS: It is assumed that the chapter 7 trustee would have to retain investment bankers, who would be compensated at current market rate, including a percentage of any sale proceeds.

                  e. PROFESSIONAL FEES - LAW FIRMS: It is assumed that the chapter 7 trustee would retain at least two primary law firms compensated at current market rate consistent with rates charged by the Debtors and Creditors' Committee's professionals in the Chapter 11 Cases. In addition, law firms currently engaged by the Debtors to prosecute or defend pending litigation are anticipated to be retained to continue such work following conversion to chapter 7.

                  f. PROFESSIONAL FEES - OTHER: The chapter 7 trustee also presumably would have to retain accountants and forensic experts, compensated at current market rates, to assist in prosecuting and diligencing causes of action, claims resolution, and litigation of issues otherwise resolved in the compromises set forth in the Plan.

                  g. STAMP AND TRANSFER TAXES: The exemption provided for in Section 1146(c) of the Bankruptcy Code for stamp and other similar taxes (e.g., transfer taxes) is inapplicable in a chapter 7. Accordingly, the chapter 7 estates will bear any such costs incurred. It is not feasible to estimate these potential taxes at this time. Accordingly, no estimates are included in the Liquidation Analysis Budget or the estimated Creditor recoveries in a chapter 7 liquidation, both set forth below, but the Debtors believe that chapter 11 provides a benefit in this regard that is unavailable in chapter 7.

         4.       ESTIMATED RECOVERIES

                  a. DETERMINATION OF CLAIMS: All Claims are either allowed or estimated for purposes of establishing a reserve on or before June 30, 2005, such that first distributions would be made in mid-2005. Final determination of all disputed Claims completed on or before December 31, 2009.

                  b. CLASSES OF CLAIMS: The estimated recoveries use the Classes of General Unsecured Claims established by the Plan are used to facilitate Creditors' ability to compare the recoveries under the Plan versus recoveries in a chapter 7 liquidation. A chapter 7 liquidation does not allow for special treatment for these Claims included in the Convenience Claim Classes under the Plan. Accordingly, Convenience Claim treatment under the Plan is inapplicable in a chapter 7, and the estimated Creditor recoveries in a chapter 7 liquidation set forth below do not include separate treatment for the classes of Convenience Claims under the Plan.

                  c. GLOBAL COMPROMISE. As noted above, it is assumed that the global compromise embodied in the Plan is approved in the chapter 7 cases. In circumstances in which a Debtor's administrative claims may exceed the value of its assets, the chapter 7 recovery estimates may be reduced in order to pay in full Allowed Administrative Claims Expense against such Debtor.

                  d. TIMING OF DISTRIBUTIONS: While it is currently contemplated that the first distributions under the Plan would commence in 2004, the Debtors anticipate that the first distribution to Creditors in a chapter 7 would not be made until December 2005. This assumption is based, in part, upon the belief that the chapter 7 trustee would be reluctant to make interim distributions prior to the determination of at least 50% of the disputed Claims. Further, it is assumed that subsequent distributions by the chapter 7 trustee would be delayed by approximately one year from the anticipated timing of distributions under the Plan.

                  e. PRESENT VALUE DISCOUNT: The estimated recoveries under the hypothetical chapter 7 have been discounted by 10% to reflect the one year delay between potential distributions by the chapter 7 trustee and the anticipated timing of distributions under the Plan.

                  f. GUARANTY CLAIMS: The estimated recoveries use the formula, as incorporated in the Plan and described in the Disclosure Statement, whereby holders of Allowed Guaranty Claims are entitled to distributions equal to 100% of the amount of such Creditor's allocated distribution in the hypothetical non-consolidation case (i.e., the 70% scenario) and 50% of such Creditor's allocated distribution in the hypothetical consolidation scenario (i.e., the 30% scenario).

                  g. ADDITIONAL CLAIMS: The liquidation of the Debtors will result in additional Claims being satisfied under chapter 7, including, but not limited to, Claims arising from the rejection of remaining executory contracts and unexpired leases. However, due to the uncertainty as to which contracts or leases would ultimately be rejected and the determination of the amount of any rejection damages, no such Claims are included in the estimated recoveries. Accordingly, these Claims would further dilute any recoveries in a chapter 7 liquidation.

                  h. AMOUNT OF ALLOWED CLAIMS: The determination of the Allowed Claims is an uncertain process given the number of disputed, contingent and/or unliquidated claims in these Chapter 11 Cases. No order or findings have been entered by the Bankruptcy Court estimating or otherwise fixing the amount of Allowed Claims used in the Liquidation Analysis. THE ACTUAL AMOUNT OF ALLOWED CLAIMS COULD VARY MATERIALLY.

                  i. INTERCOMPANY CLAIMS. Claim amounts relating to claims of one Debtor against another Debtor and claims of non-Debtor, majority-owned affiliates against a Debtor are based on the Debtors' books and records as of the date hereof and Schedules, as the same may be updated or amended from time to time.

D.       LIQUIDATION ANALYSIS

         1.       CHAPTER 7 LIQUIDATION PROJECTIONS

                  The table below presents an estimated Liquidation Budget for the period including January 1, 2004 through December 31, 2006 in the event these Chapter 11 Cases are converted to chapter 7. For comparison purposes, these aggregate projections are for the same time period as included in the Reorganized Debtors' Budget found at Appendix G. Refer to the description above regarding the potential for variances.

                  It should be noted that the Liquidation Budget does not reflect the present value discount discussed above and applied to the estimates set forth below.

                      LIQUIDATION ANALYSIS BUDGET - SUMMARY
                       JANUARY 1, 2004 - DECEMBER 31, 2006
                                 (In thousands)

                                                            ESTIMATES
                                                            ---------
NET CASH RECEIPTS:
   Trading Contracts & Receivables                        $   1,133,191
   Asset Sales & Other                                        4,483,155

                                                          -------------------
TOTAL - NET CASH RECEIPTS                                           5,616,346
                                                          -------------------
EXPENSES:
   G&A Expenses                                                       334,093
   Other Expenses                                                     195,657
   Professional Fees                                                  421,150

                                                          -------------------
TOTAL EXPENSES                                                        950,900
                                                          -------------------

         2.       ESTIMATED CREDITOR RECOVERIES IN A CHAPTER 7 LIQUIDATION

                  Relying on the assumptions and the estimated Liquidation Budget set forth above, the table below summarizes the estimated recoveries on Allowed General Unsecured Claims and Allowed Guaranty Claims for holders of general unsecured claims in a chapter 7 liquidation. For comparison purposes, the estimated recoveries under the Plan are reflected as well.

                                                CHAPTER 7 LIQUIDATION
PLAN                                            RECOVERY % REFLECTING
CLASS                  DEBTOR                   30/70 PLAN COMPROMISE               PLAN RECOVERY %
-----                  ------                   ---------------------               ---------------
  3                     EMCC                            26.9%                            30.9%

  4                     ENE                             14.6%                            17.4%

 185                    ENE                             12.6%                            14.5%

  5                     ENA                             17.4%                            20.1%

 187                    ENA                             14.6%                            17.3%

  6                     EPMI                            20.1%                            22.9%

  7                     PBOG                            68.4%                            75.6%

  8                     SSLC                            11.7%                            13.3%

  9                     EBS                             10.5%                            12.3%

  10                    EESO                            14.2%                            16.1%

  11                    EEMC                            21.4%                            24.1%

  12                    EESI                            17.4%                            19.7%

  13                    EES                             19.5%                            22.7%

                                                CHAPTER 7 LIQUIDATION
PLAN                                            RECOVERY % REFLECTING
CLASS                 DEBTOR                    30/70 PLAN COMPROMISE               PLAN RECOVERY %
-----                 ------                    ---------------------               ---------------
  14                     ETS                            68.5%                            75.7%

  15                     BAM                             4.9%                             5.7%

  16             ENA Asset Holdings                      4.9%                             5.7%

  17                    EGLI                             9.8%                            11.2%

  18                     EGM                             4.9%                             5.7%

  19                     ENW                            12.9%                            14.9%

  20                     EIM                             4.9%                             5.7%

  21                     OEC                            11.7%                            14.3%

  22                    EECC                            14.5%                            17.2%

  23                    EEOSC                            4.9%                             5.7%

  24                Garden State                         4.9%                             5.7%

  25                 Palm Beach                          4.9%                             5.7%

  26                     TSI                            13.9%                            15.9%

  27                    EEIS                            15.1%                            17.8%

  28                   EESOMI                           39.5%                            44.6%

  29                    EFSI                            10.3%                            11.8%

  30                     EFM                            16.7%                            21.4%

  31                   EBS LP                            7.7%                             9.0%

  32                    EESNA                           10.9%                            12.6%

  33               LNG Marketing                        68.5%                            75.7%

  34                   Calypso                          68.5%                            75.7%

  35                 Global LNG                         68.5%                            75.7%

  36                    EIFM                             4.9%                             5.7%

                                                CHAPTER 7 LIQUIDATION
PLAN                                            RECOVERY % REFLECTING
CLASS                 DEBTOR                    30/70 PLAN COMPROMISE               PLAN RECOVERY %
-----                 ------                    ---------------------               ---------------
  37                    ENGMC                           20.9%                            23.9%

  38                ENA Upstream                         4.9%                             5.9%

  39                    ELFI                             8.8%                            10.1%

  40                LNG Shipping                        68.5%                            75.7%

  41                    EPSC                             7.5%                             9.2%

  42                   ECTRIC                           22.8%                            25.6%

  43               Communications
                      Leasing                           17.1%                            19.3%

  44                    Wind                            27.9%                            31.5%

 186                    Wind                            21.9%                            28.6%

  45                Wind Systems                        44.8%                            50.0%

  46                    EWESC                           41.9%                            46.7%

  47              Wind Maintenance                       4.9%                             5.7%

  48              Wind Constructors                     39.8%                            44.5%

  49                   EREC I                           44.8%                            50.0%

  50                   EREC II                          39.8%                            44.5%

  51                  EREC III                          41.9%                            46.7%

  52                  EREC IV                            4.9%                             5.7%

  53                   EREC V                           27.9%                            31.5%

  54                  Intratex                           4.9%                             5.7%

  55                    EPPI                             4.9%                             5.7%

  56                  Methanol                           4.9%                             5.7%

  57                  Ventures                          12.4%                            14.6%

                                                CHAPTER 7 LIQUIDATION
PLAN                                            RECOVERY % REFLECTING
CLASS                 DEBTOR                    30/70 PLAN COMPROMISE               PLAN RECOVERY %
-----                 ------                    ---------------------               ---------------
  58               Enron Mauritius                       4.9%                             5.7%

  59               India Holdings                        4.9%                             5.7%

  60                     OPP                            68.5%                            75.7%

  61                    NETCO                           68.5%                            75.7%

  62                    EESSH                           32.8%                            42.1%

  63              Wind Development                      66.1%                            73.5%

  64                    ZWHC                            68.5%                            75.7%

  65                Zond Pacific                         4.9%                             5.7%

  66                    ERAC                            20.1%                            22.9%

  67                    NEPCO                            4.9%                             5.7%

  68                    EPICC                            4.9%                             5.7%

  69                NEPCO Power
                    Procurement                          4.9%                             5.7%

  70               NEPCO Services
                   International                         4.9%                             5.7%

  71                San Juan Gas                         4.9%                             5.7%

  72                   EBF LLC                          68.5%                            75.7%

  73               Zond Minnesota                       34.2%                            38.3%

  74                    EFII                             4.9%                            20.5%

  75              E Power Holdings                      39.5%                            46.8%

  76                  EFS-CMS                            4.9%                             5.7%

  77                     EMI                            10.0%                            11.8%

  78               Expat Services                       18.9%                            24.0%

                                                CHAPTER 7 LIQUIDATION
PLAN                                            RECOVERY % REFLECTING
CLASS                 DEBTOR                    30/70 PLAN COMPROMISE               PLAN RECOVERY %
-----                 ------                    ---------------------               ---------------
  79                   Artemis                          15.1%                            17.8%

  80                    CEMS                            17.9%                            20.8%

  81                   LINGTEC                           9.2%                            11.0%

  82                   EGSNVC                            5.9%                             7.0%

  83                    LGMC                             7.5%                             8.8%

  84                     LRC                            13.5%                            16.1%

  85                    LGMI                            11.6%                            13.5%

  86                    LRCI                            13.3%                            15.3%

  87                     ECG                             4.9%                             5.7%

  88             EnRock Management                       4.9%                             5.7%

  89                  ECI Texas                         68.5%                            75.7%

  90                   EnRock                           68.5%                            75.7%

  91                 ECI Nevada                         18.0%                            25.1%

  92               Alligator Alley                       4.9%                             5.7%

  93              Enron Wind Storm
                       Lake I                            4.9%                             5.7%

  94                   ECTMI                            64.4%                            75.4%

  95              EnronOnline, LLC                      14.5%                            16.6%

  96                St. Charles
                    Development                          4.9%                             5.7%

  97                  Calcasieu                          4.9%                             5.7%

  98             Calvert City Power                      4.9%                             5.7%

  99                  Enron ACS                          4.9%                             5.7%

                                                CHAPTER 7 LIQUIDATION
PLAN                                            RECOVERY % REFLECTING
CLASS                 DEBTOR                    30/70 PLAN COMPROMISE               PLAN RECOVERY %
-----                 ------                    ---------------------               ---------------
 100                     LOA                            33.6%                            40.3%

 101                    ENIL                             5.8%                             7.0%

 102                     EI                              4.9%                             5.7%

 103                    EINT                             8.2%                            11.8%

 104                    EMDE                             6.4%                             7.6%

 105                  WarpSpeed                          4.9%                             5.7%

 106                   Modulus                          68.5%                            75.7%

 107                     ETI                             4.9%                             5.7%

 108                     DSG                             4.9%                             5.7%

 109                    RMTC                            68.5%                            75.7%

 110                   Omicron                           4.9%                             5.7%

 111                    EFS I                           39.6%                            56.4%

 112                   EFS II                            4.9%                             5.7%

 113                   EFS III                          68.5%                            75.7%

 114                    EFS V                           68.5%                            75.7%

 115                   EFS VI                            4.9%                             5.7%

 116                   EFS VII                           4.9%                             5.7%

 117                   EFS IX                           68.5%                            75.7%

 118                    EFS X                            4.9%                             5.7%

 119                   EFS XI                            4.9%                             5.9%

 120                   EFS XII                           7.9%                             9.5%

 121                   EFS XV                            4.9%                             5.7%

 122                  EFS XVII                          68.5%                            75.7%

                                                CHAPTER 7 LIQUIDATION
PLAN                                            RECOVERY % REFLECTING
CLASS                 DEBTOR                    30/70 PLAN COMPROMISE               PLAN RECOVERY %
-----                 ------                    ---------------------               ---------------
 123                  Jovinole                           4.9%                             5.7%

 124                EFS Holdings                        15.7%                            18.6%

 125                     EOS                            18.3%                            21.9%

 126                 Green Power                        68.5%                            75.7%

 127                     TLS                            21.4%                            24.7%

 128           ECT Securities Limited
                     Partnership                         8.3%                             9.6%

 129              ECT Securities LP                      4.9%                             5.7%

 130              ECT Securities GP                      4.9%                             5.7%

 131                KUCC Cleburne                        4.9%                             5.7%

 132                    EIAM                            68.5%                            75.7%

 133                   EBPHXI                            4.9%                             5.7%

 134                     EHC                            68.5%                            75.7%

 135                     EDM                             4.9%                            75.7%

 136                    EIKH                            68.5%                            75.7%

 137                    ECHVI                            4.9%                             5.7%

 138                    EIAC                            11.3%                            75.7%

 139                   EBPIXI                            4.9%                             5.7%

 140                  Paulista                           4.9%                             5.7%

 141                    EPCSC                           68.5%                            75.7%

 142              Pipeline Services                      4.9%                             5.7%

 143                    ETPC                            68.5%                            75.7%

 144                    ELSC                            68.5%                            75.7%

                                                CHAPTER 7 LIQUIDATION
PLAN                                            RECOVERY % REFLECTING
CLASS                 DEBTOR                    30/70 PLAN COMPROMISE               PLAN RECOVERY %
-----                 ------                    ---------------------               ---------------
 145                    EMMS                             4.9%                             8.2%

 146                    ECFL                            68.5%                            75.7%

 147                    EPGI                            68.5%                            75.7%

 148                Transwestern
                     Gathering                          68.5%                            75.7%

 149               Enron Gathering                       4.9%                             5.7%

 150                     EGP                             4.9%                             5.8%

 151                    EAMR                             4.9%                             5.7%

 152                    EBPHI                           16.5%                            22.0%

 153                    EBHL                            10.6%                            12.6%

 154              Enron Wind Storm
                      Lake II                            4.9%                             5.7%

 155                    EREC                             8.2%                             9.5%

 156                   EA III                           17.6%                            21.1%

 157                    EWLB                            11.8%                            13.7%

 158                     SCC                            16.5%                            19.8%

 159                   EFS IV                           24.6%                            27.6%

 160                  EFS VIII                          37.9%                            42.9%

 161                  EFS XIII                          68.5%                            75.7%

 162                     ECI                             8.3%                             9.6%

 163                     EPC                            26.5%                            31.5%

 189                     EPC                            21.0%                            28.6%

 164               Richmond Power                        4.9%                             5.7%

                                                CHAPTER 7 LIQUIDATION
PLAN                                            RECOVERY % REFLECTING
CLASS                 DEBTOR                    30/70 PLAN COMPROMISE               PLAN RECOVERY %
-----                 ------                    ---------------------               ---------------
 165                   ECTSVC                           11.0%                            13.1%

 166                     EDF                            15.2%                            20.1%

 167                    ACFI                            10.9%                            13.7%

 188                    ACFI                            10.1%                            10.9%

 168                     TPC                            60.4%                            75.7%

 169                   APACHI                           27.4%                            33.0%

 170                     EDC                            14.4%                            17.7%

 171                     ETP                            68.5%                            75.7%

 172                     NSH                            68.5%                            75.7%

 173             Enron South America                    16.1%                            26.2%

 174                    EGPP                            45.2%                            56.5%

 175                Cabazon Power                       68.5%                            75.7%

 176              Cabazon Holdings                      68.5%                            75.7%

 177               Enron Caribbean                      10.0%                            16.5%

 178               Victory Garden                       68.5%                            75.7%

 179                Oswego Cogen                         7.2%                             8.3%

 180                    EEPC                            16.2%                            19.1%

 181                     PGH                            49.8%                            54.8%

 182                     PTC                             0.0%                             0.0%

                  APPENDIX N: INTERCOMPANY VALUE FLOW ANALYSIS

APPENDIX N: INTERCOMPANY VALUE FLOW ANALYSIS

A.       INTRODUCTION

                  The flow chart set forth in Section E below reflects projected recoveries of certain Debtors in respect of certain Intercompany Claims and the flow of value between the Debtors in the stand-alone scenario. No recoveries on Intercompany Claims would take place in a substantive consolidation scenario. Among other things, this information is provided to facilitate parties in interest in their analysis and understanding of the Debtors' estates. The estimated recoveries and the underlying projections and assumptions are highly speculative and based upon information available at the time that this analysis was prepared. ACTUAL RESULTS MAY VARY MATERIALLY FROM THOSE REFLECTED HEREIN. Further, the summary information reflected herein is qualified in its entirety by reference to the full text of the Plan and Disclosure Statement.

                  More specifically, the flow chart was derived from the Distribution Model, which is a complex and customized software program utilized to synthesize estimates and projections regarding assets and liabilities, as well as to calculate Creditor recoveries under the Plan depending upon numerous variables and assumptions. The Distribution Model was used to generate the flow chart and to reflect therein the estimated recoveries between Debtors in respect of Intercompany Claims in the stand-alone scenario.

B.       VARIANCE

                  The Debtors have prepared the estimates incorporated into the flow chart based upon certain assumptions that they believe are reasonable under the circumstances. The estimates have not been compiled or examined by independent accountants. The Debtors make no representations regarding the accuracy of the estimates or any ability to achieve forecasted results. Many of the assumptions underlying the estimates are subject to significant uncertainties. Inevitably, some assumptions will not materialize, and unanticipated events and circumstances may affect the ultimate financial results. THEREFORE, THE ACTUAL RESULTS ACHIEVED WILL VARY FROM THE ESTIMATES, AND THE VARIATIONS MAY BE MATERIAL. In evaluating the Plan, Creditors are urged to examine carefully all of the assumptions underlying the financial estimates.

                  1. REMAINING ASSETS. With respect to the Remaining Assets, the estimated recoveries, valuations and projections are based, in part, on estimated proceeds generated by a sale or other disposition of substantially all of these assets. Many of these assets have been on the market or the subject of inquiries since the Initial Petition Date, but have not been sold for a variety of reasons, including, but not limited to, (i) poor market conditions, and (ii) the need to resolve complex ownership issues, pending litigation or government investigations, tax issues, and consent issues. In some cases, the Reorganized Debtors will be attempting to sell non-controlling financial interests for which a limited market exists. Due to the inherent uncertainties associated with selling these assets as a result of the issues identified above, there can be no assurance that these assets will be sold at presently estimated prices or at presently estimated times, if at all. Similarly, the recoveries of the Debtors (or the Reorganized Debtors, as the case may be) against counterparties on trading contracts are dependent on the creditworthiness and ability to pay of the counterparties.

                  2. CREDITOR CASH. The inability to sell or otherwise convert the Remaining Assets to cash may materially impact, among other things, the value of the Plan Currency. As a result of the foregoing, the Creditor Cash available for distribution as a result of liquidation of the Remaining Assets may be impacted.

                  3. OPERATING ENTITIES GENERALLY. Estimates of value do not purport to be appraisals nor do they necessarily reflect the values that may be realized if assets are sold. The estimates of value represent hypothetical equity values assuming the implementation of each of the Operating Entities' business plan, as well as other significant assumptions. Such estimates were developed solely for purposes of formulating and negotiating the Plan and analyzing the projected recoveries thereunder. Any estimated equity value is highly dependent upon achieving the future financial results set forth in the projections for each of the Operating Entities, as well as the realization of certain other assumptions that are not guaranteed.

                  The valuations of each of the Operating Entities set forth herein represent estimated values and do not necessarily reflect values that could be attainable in public or private markets for the Operating Entities or their constituent assets. The equity value ascribed in the analysis does not purport to be an estimate of the market value of stock to be distributed pursuant to the Plan. Such trading value, if any, may be materially different from the equity value associated with the valuation analysis.

                  4. PGE. The valuation of PGE set forth herein assumes that the current regulatory environment remains unchanged. However, PGE operates in a heavily regulated industry. Changes to the current regulatory environment may have a material adverse impact on PGE's actual results. Refer to Section XIV., "Risk Factors and Other Factors to be Considered," as well as Section VIII., "Portland General Electric Company," for further discussion on these and other risks attendant with PGE and the electric utility industry.

                  5. CROSSCOUNTRY. The valuation of CrossCountry set forth herein assumes certain levels of rates for the transportation of natural gas as set by FERC. Such rates are highly regulated and subject to periodic changes. There is no guarantee that the current rate levels will not change materially in the future or will provide adequate reimbursement for the services provided by CrossCountry and its subsidiaries. Any such changes are entirely beyond CrossCountry's control and may have a material adverse impact on actual results. Further, CrossCountry operates in a heavily regulated industry. In the ordinary course of its business, CrossCountry is subject regularly to inquires, investigations and audits by federal and state agencies that oversee various natural gas pipeline regulations. Changes to the current regulatory environment may have a material adverse impact on CrossCountry's actual results. Refer to
Section XIV., "Risk Factors and Other Factors to be Considered," as well as
Section IX., "CrossCountry," for further discussion on these and other risks attendant with CrossCountry and the natural gas pipeline industry.

                  6. PRISMA. The valuation of Prisma set forth herein assumes that all assets contemplated for transfer to Prisma are in fact transferred. The valuation further assumes that, subject to appropriate offsets, the assets to be transferred to Prisma do not include any material prepetition intercompany obligations of the Debtors. If for any reason one or more assets are not transferred to Prisma, or one or more additional assets are transferred to Prisma, then the value could fluctuate materially. In addition, the valuation of Prisma set forth herein assumes certain levels of tariffs or rates of return for the constituent assets. Such rates are highly regulated, subject to periodic changes, and in certain circumstances are the outcome of political processes in the subject jurisdictions. There is no guarantee that the current rate levels will not change materially in the future or will provide adequate reimbursement for the services provided by Prisma and its subsidiaries. Any such changes are entirely beyond Prisma's control and may have a material adverse impact on actual results. Further, as Prisma operates primarily in foreign jurisdictions, such political processes often lead to greater volatility in regulatory outcomes than might occur in the United States. Additionally, operations in the emerging markets are generally subject to greater risk of global economic slowdown, political uncertainty, currency devaluation, exchange controls and the ability to enforce and defend legal and contractual rights than are domestic companies. Such risk factors may also have a material adverse impact on Prisma's actual results. For further discussion on these and other risks attendant with Prisma and the industries in which it is involved, refer to sections X and XIV, subsection I, in the Disclosure Statement.

C.       ASSUMPTIONS

                  The following are the significant assumptions and limiting conditions utilized in preparation of the flow chart:

         1. The Plan embodies a compromise establishing a 30/70 weighted average reflecting the likelihood of substantive consolidation as a proxy for numerous inter-Debtor disputed issues. For illustrative purposes and to facilitate parties in interest in their analysis and understanding of the Debtors' estates and the global compromise, the flow chart reflects distributions to Debtors in respect of Intercompany Claims assuming no substantive consolidation. These distributions are meaningful in that they impact the recovery of General Unsecured Claims under the stand-alone case, which constitutes 70% of the ultimate recovery on such claims.

         2. The recoveries in the flow chart reflect the terms of the global compromise, including resolution of certain asset ownership disputed between ENE and ENA. Following extensive discussions and negotiation with the ENA Examiner, rather than litigate these and related issues, the Debtors, the Creditors' Committee and the ENA Examiner agreed to a compromise of these inter-Debtor disputes wherein, for purposes of calculating distributions pursuant to the Plan, the net economic ownership of certain assets would be reallocated. The Debtors and the Creditors' Committee believe that, even if meritorious, such litigation would only produce additional prepetition unsecured Intercompany Claims and not a transfer of ownership of such assets. Nevertheless, the Debtors and the Creditors' Committee agreed to a negotiated transfer of asset ownership as a further proxy for the resolution of all inter-estate issues.

         3. An additional feature of the global compromise is the waiver and release of intercompany causes of action (including avoidance actions) between Debtors. Accordingly, the flow chart does not reflect these causes of actions (if any) held by one Debtor against one or more of the other Debtors.

         4. The recoveries in the flow chart pertain to prepetition unsecured Intercompany Claims. Consequently, to the extent that a Debtor is entitled to satisfy all or a portion of its Intercompany Claim through setoff, offset or recoupment, the flow chart reflects recoveries on only the residual Claim, if any.

         5. Pursuant to the Bankruptcy Court's August 1, 2002 order, no Claims Bar Date was set for any Debtor to file Claims against another Debtor. Additionally, on November 26, 2003 the Bankruptcy Court entered an order authorizing each of the Debtors to enter into one or more stipulations tolling the applicable statute of limitations with respect to certain claims. In accordance with the order, each Debtor is deemed to have entered into a stipulation with (a) other Debtors, (b) affiliated non-debtor entities and (c) structures created by the Debtors and which are controlled or managed by the Debtors or their affiliates. Further, the Debtors have entered into tolling agreements with numerous third parties in accordance with the order. The Debtors are relying upon their Schedules (as the same may be amended or supplemented from time to time) for purposes of allowance and distribution of Claims held by any Debtor against another Debtor. Intercompany Claims reflected in the Schedules are based upon the intercompany accounts and notes reflected in the Debtors' books and records as of the date hereof. Intercompany account balances are derived from the Schedules, as the same may be updated or amended from time to time, and the books and records of the Debtors and their affiliates as of the date hereof. Additionally, the results are based on certain assumptions associated with the Tax Sharing Agreements. Should such assumptions change, there may be a material impact to certain Debtors.

         6. Amounts realized from intercompany receivables are estimated by the Distribution Model and are based upon the estimated assets, liabilities and claims of the obligated Debtor or non-Debtor affiliate.

         7. The value of investments in subsidiaries is estimated by the Distribution Model and is based upon the estimated values of the assets and liabilities of those subsidiaries and the Debtors' corresponding ownership interest.

         8. The value of assets excludes any value that may be realized from the Litigation Trust, the Special Litigation Trust or from any avoidance actions commenced by the Debtors. Any value that may be realized from these litigation trusts or avoidance actions may be material, but is highly speculative, and thus predictions regarding these amounts are not included.

         9. Claims have been estimated by using a combination of the Enron Companies' books and records, scheduled claims, filed claims, and professional judgment. Such estimates are subject to change and any such changes could have a material effect on Debtor recoveries. For information regarding scheduled claims, refer to the Debtors' Schedules, which are available at http://www.enron.com/corp/chapter11. Claims filed against the Debtors are available for viewing at http://www.bsillc.com.

         10. All trading contracts between or among two or more Debtors or between or among Debtor and non-Debtor Affiliates (non-Debtors that are directly or indirectly 100% owned by one or more Debtors) are assumed to have been rejected and valued at the Initial Petition Date. Intercompany Claims relating to unsettled trading contracts reflect a marked-to-market value as of the Initial Petition Date.

         11. The Debtors, as well as their non-Debtor affiliates, had numerous intercompany contracts, including, but not limited to, trading contracts, operations and maintenance agreements, and Tax Sharing Agreements. To the extent any of these contracts are rejected, the rejection or the resulting rejection damages claim could have a material impact on either party to the contract. In conjunction with confirmation, the Debtors intend to file a schedule of stipulated rejection damages arising from the Debtors' rejection of intercompany trading contracts and other intercompany contracts, including contracts between two Debtors or between a Debtor and any wholly owned affiliate.

         12. The flow chart does take into account SPE settlements approved by the Bankruptcy Court but does not assume that Debtors will succeed in recovering any assets associated with the SPEs, nor does it assume that any settlements of SPEs may be negotiated and approved by the Bankruptcy Court in the future. The Debtors reserve their rights in both of these regards.

         13. At the time this analysis was prepared, the Intercompany Claims aggregated approximately $74 billion. The flow chart reflects the aggregate of Intercompany Claims (a) with a face amount of $300 million or more, or (b) upon which recoveries in the stand-alone case is estimated to equal or exceed $80 million (the "Significant Intercompany Claims"). The aggregate amount of Significant Intercompany Claims is approximately $64 billion, or 87% of the total Intercompany Claims.

                  Refer to Exhibit F to the Plan for a complete listing of Allowed Intercompany Claims pursuant to the Plan.

D.       DISCUSSION OF SELECTED VALUE FLOWS

         1.       LARGEST DISTRIBUTIONS

         The Significant Intercompany Claims flow between 34 of the 179 Debtors and result in approximately $12.6 billion in distributions.

         Approximately $19.5 billion of the Significant Intercompany Claims flow to ENE (for a total of $3.9 billion in distributions) and approximately $13.5 billion of the Significant Intercompany Claims flow to ENA (for a total of $2.2 billion in distributions). Accordingly, almost 49% of the distributions on Significant Intercompany Claims will flow to ENE and ENA.

         2.       CASH CIRCLES

         Under the cash management system in effect prior to the Initial Petition Date, payments to EPMI and ENGMC were collected by ENE. ENE directly paid essentially all of the obligations of EPMI and ENGMC. The payment of EPMI and ENGMC by ENE generated payables from EPMI and ENGMC to ENE.

         Based on intercompany obligations incurred prior to the Initial Petition Date, ENE will make approximately $2.1 billion in distributions to ENA on approximately $12.7 billion of intercompany payables; ENA will make approximately $857 million in distributions to ENGMC on approximately $4.13 billion of intercompany payables; and ENGMC will make approximately $938 million in distributions to ENE on approximately $3.58 billion of intercompany payables. This "ENGMC Cash Circle" among ENE, ENA, and ENGMC is set forth in the Cash Circle Chart in Section E below.

         Based on intercompany obligations incurred prior to the Initial Petition Date, ENE will make approximately $2.1 billion in distributions to ENA on approximately $12.7 billion of intercompany payables; ENA will make approximately $1.07 billion in distributions to EPMI on approximately $5.14 billion of intercompany payables; and EPMI will make approximately $1.17 billion in distributions to ENE on approximately $4.76 billion of intercompany payables. This "EPMI Cash Circle" among ENE, ENA, and EPMI is set forth in more detail in the Cash Circle Chart in Section E below.

         While there was an accounting policy that permitted non-cash settlement of such cash circles, non-cash settlements were not in fact effectuated in the EPMI Cash Circle and the ENGMC Cash Circle as of the Initial Petition Date (collectively, the "Cash Circles"). A discussion of these Cash Circles is also contained in the Twelfth Monthly Report of Harrison J. Goldin, the Court-Appointed Examiner in the Enron North America Corp. Bankruptcy Proceeding, dated April 14, 2003 which is available under "Related Documents" at http://www.enron.com/corp/por.

         If the Cash Circles had been settled, it is likely that recoveries to creditors of EPMI would be higher than reflected herein and the recoveries to creditors of ENE lower. The effects upon creditors of ENGMC and ENA are less predictable, although it appears ENGMC and ENA creditors' recoveries would have been higher if non-cash settlements had been effectuated. Refer to Appendix M: "Substantive Consolidation Analysis".

         3.       ZERO RECOVERIES

         ENE will not receive any distributions on (a) the $443 million of claims it has against EI or (b) the $312 million of claims it has against EGPFC, because EI and EGPFC are each administratively insolvent on a stand-alone basis. Similarly, EEPC will not receive any distributions on the $335 million of claims it has against NEPCO because NEPCO is administratively insolvent on a stand-alone basis and ENA Asset Holdings will not receive any distributions on the $430 million of claims it has against BAM because BAM is administratively insolvent on a stand-alone basis. The administrative claims of EI, EGPFC, NEPCO, and BAM will be treated in accordance with section 3.1 of the Plan.

E.       INTERCOMPANY VALUE FLOW CHART AND CASH CIRCLE CHART

              [INTERCOMPANY VALUE FLOW CHART AND CASH CIRCLE CHART]

                                 "CASH CIRCLES"

________________________________________________________________________________


                                  ENE-ENA-EPMI

                                     ---------------         --------------
                                    / /
                                   / /        ENE     (c)     EPMI Vendors
                                  / /               --------
                             (b) / /     / ---------         --------------
                                / /     /      ||
                               / /     /(b)
                              / /     /        ||
                       ------------  /
                                               ||
                            ENA                  (c)
                                               ||
                      /------------ \\
                    /                \\ (a)    ||
                  /                   \\
----------------/                      \\  ---------
                     (a)                \\
EPMI Customers                           \\  EPMI
                                          \\
----------------                           ---------

________________________________________________________________________________



________________________________________________________________________________
                                 ENE-ENA-ENGMC


                              ----------------------         --------------
                              ----------------------         --------------
                             //          /
                            //          /    ENE      (e)     ENGMC Vendors
                           //          /            ------
                          //          /  -----------         --------------
                         //          /        ||
                        //   (b)    /
                       //          /          ||
                     ------------ /    (b)
                                              ||
                         ENA                     (e)
                                              ||
                   / ------------ \\
                  /                \\  (d)    ||
                 /                  \\
----------------/                    \\  -----------
                     (d)              \\
ENGMC Customers                        \\    ENGMC
                                        \\
----------------                         -----------

________________________________________________________________________________

Cash flows:   ------------

Intercompany: ============


(a) ENA collects cash from EPMI customers, which generates a payable from ENA to EPMI.

(b) ENE sweeps collected cash from ENA, which generates a payable from ENE to ENA.

(c)      ENE pays EPMI vendors, which generates a payable from EPMI to ENE.

(d) ENA collects cash from ENGMC customers, which generates a payable from ENA to ENGMC.

(e)      ENE pays ENGMC vendors, which generates a payable from ENGMC to ENE.

             APPENDIX P: CALCULATION OF DISTRIBUTIONS UNDER THE PLAN

APPENDIX P: CALCULATION OF DISTRIBUTIONS UNDER THE PLAN

A.       INTRODUCTION

                  The Plan provides for distribution of Plan Currency, Litigation Trust Interests, and Special Litigation Trust Interests to holders of Allowed Unsecured Claims (excluding the Portland Debtors). Plan Currency consists of a mixture of Creditor Cash, PGE Common Stock, CrossCountry Common Equity, and Prisma Common Stock, which will be distributed in accordance with the Plan. Based on the Debtors' current estimates of asset values and Allowed Claims, Plan Currency is expected to be approximately two-thirds in the form of Creditor Cash and approximately one-third in the form of Plan Securities.

                  Holders of Allowed Convenience Claims are entitled to receive Cash distributions in an amount equal to such Creditor's pro rata share of the Convenience Claim Distribution Percentage for the Debtor against which the Allowed Convenience Claim is held.

                  Appendix P should be read in conjunction with Appendix C, "Estimated Assets, Claims and Distributions." Appendix C provides creditors with an understanding of the different components of the 30/70 global compromise on substantive consolidation and sets forth the estimated assets and Claims of each of the Debtors, as well as the estimated Creditor recoveries under the Plan. Building on this base of information in Appendix C, Appendix P is intended to enable Creditors to better understand the recoveries they are entitled to receive under the Plan by setting forth the estimated calculation of Plan distributions to (i) a hypothetical creditor holding various types of Unsecured Claims in the amount of $1,000,000, and (ii) a hypothetical creditor holding various types of Convenience Claims in the amount of $50,000. The assumptions stated in Appendix C also apply to Appendix P, and are incorporated by reference. Refer to Appendix C, "Estimated Assets, Claims and Distributions," for additional information regarding the methodology used to calculate these estimates.

                  In addition, the tables below reflect the estimated number of Claims in each Class. It should be noted that these estimates include Claims filed by agents or fiduciaries on behalf of syndicates, bondholders, and other similarly situated Creditors; therefore, these estimates may under-represent the number of Creditors ultimately entitled to receive distributions under the Plan, to the extent applicable.

B.       VARIANCE

                  The Debtors have prepared the estimated calculation of Plan distributions based on certain assumptions that they believe are reasonable under the circumstances. These assumptions are described below. The calculations have not been compiled or examined by independent accountants. The Debtors make no representations regarding the accuracy of the calculations or any ability to achieve forecasted results. Many of the assumptions underlying the calculations are subject to significant uncertainties. Inevitably, some assumptions will not materialize, and unanticipated events and circumstances may affect the ultimate financial results. THEREFORE, THE ACTUAL RESULTS ACHIEVED MAY VARY FROM THESE ESTIMATED CALCULATIONS, AND THE VARIATIONS MAY BE MATERIAL. In evaluating the Plan, Creditors are urged to examine carefully all of the assumptions underlying the estimated distributions.

                  The values set forth in this table are estimates. As such the Debtors make no guarantees regarding actual distributions. However, the values set forth for Allowed Convenience Claims accurately reflect distributions that will be made. The number of Claims shown are estimates only and may differ from the number of Claims entitled to vote in each Class. Actual values, Claims, and recoveries may differ materially from these estimates.

                  If the estimated value of assets (including, but not limited to, estimates of available Creditor Cash, recoveries on the Remaining Assets, and the valuation of the equity in PGE, CrossCountry and Prisma to be distributed to Creditors) ultimately varies significantly from actual results, then actual Creditor recoveries will vary significantly as well. Similarly, as the estimated value of assets are forward-looking statements based upon information available to the Debtors, the actual results may vary significantly. Refer to Section XIV.C., "Variance from Valuations, Estimates and Projections," and Appendix C, "Estimated Assets, Claims and Distributions," for additional information.

C.       ASSUMPTIONS

                  The following are the significant assumptions and limiting conditions utilized in preparation of the estimates:

         1. As discussed in Section VIII.A.12., "Potential Sale of PGE" of the Disclosure Statement, ENE has entered into a stock purchase agreement to sell PGE to TPG. There can be no assurances that this sale will be approved by the Bankruptcy Court or that it will close. If the sale does in fact close or the common stock of PGE is sold pursuant to another purchase agreement, then the net proceeds will be distributed to Creditors in the form of Creditor Cash. If the sale does not close and PGE is not sold to another purchaser, then PGE Common Stock will be distributed to Creditors pursuant to the Plan. The Schedules of Estimated Recoveries below reflect distributions of PGE Common Stock as if a sale of PGE common stock does not close.

         2. To determine the number and amount of Claims, the Debtors relied upon internal Claims data, estimated by using a combination of the Enron Companies' books and records, scheduled Claims, filed Claims, and professional judgment. Such estimates are subject to change and any such changes could have a material effect on Creditor recoveries. The estimates assume that no holders of unliquidated Claims elect into the Convenience Class. The estimates assume that no Allowed Convenience Claims elect out of the Class. Similarly, it is assumed that no other Claims elect into the Convenience Class.

         3. Estimated stock share counts and values are based on the assumptions included in the Disclosure Statement regarding the valuation of PGE, CrossCountry, and Prisma. Refer to Section XIV., "Risk Factors and Other Factors to be Considered," as well as Section VIII., "Portland General Electric Company,"
                  Section IX, "Cross Country Energy Corp.," and Section X, "Prisma Energy International Inc.," for additional information regarding the risks attendant with these entities and the industries in which they are involved.

         4. Except for the equity to be distributed from PGE, CrossCountry, and Prisma, it is assumed that all other assets will be converted to Cash. However, the Debtors reserve the right to utilize the Operating Trusts and the Remaining Asset Trusts.

         5. The estimated total Cash available for distribution was reduced as necessary to satisfy Administrative, Secured, Priority, and Convenience Class Claims.

         6. In accordance with the Plan, any holder of an Allowed General Unsecured Claim against ENA, EPMI, EGLI, EGM, EIM, ENGMC, ENA Upstream, ECTRIC, and ERAC may elect to receive such holder's Pro Rata Share of One Hundred Twenty-Five Million Dollars ($125,000,000.00) in lieu of all or a portion of the Plan Securities which such holder is otherwise entitled to receive pursuant to the Plan. For purposes of Appendix P, it is assumed that all Creditors eligible for this option will elect to take it. Refer to Section VI.F.3., "Election to Receive Additional Cash Distributions, in Lieu of Partial Plan Securities," for additional information regarding this option.

         7. In accordance with the Plan, pursuant to the compromise and settlement set forth in the Disclosure Statement and in the TOPRS Stipulation, each holder of TOPRS may elect to receive additional distributions of Cash in lieu of distributions of CrossCountry Common Stock, PGE Common Stock, and Prisma Common Stock to which such holder is entitled to receive derivatively on account of the Allowed ETS Debenture Claims held by EPF I and EPF II. For purposes of Appendix P, it is assumed that all holders of TOPRS will fully exercise this option. Refer to
                  Section VI.F.8., "Election of TOPRS Holders to Receive Additional Cash Distributions in Lieu of Partial Plan Securities," for additional information regarding this option.

         8. The estimated number of Claims in each Class include Claims filed by agents or fiduciaries on behalf of syndicates, bondholders, and other similarly situated Creditors; therefore, these estimates may under-represent the number of Creditors ultimately entitled to receive distributions under the Plan, to the extent applicable.

         9. At the suggestion of the ENA Examiner, Litigation Trust Claims will be deemed to be assets of ENE and will be defined as all claims and causes of action asserted by or on behalf of the Debtors or the Debtors' estates (i) in the MegaClaim Litigation, (ii) in the Montgomery County Litigation (other than claims and causes of action against insiders or former insiders of the Debtors), and (iii) of the same nature against financial institutions, law firms, accountants and accounting firms, certain of the Debtors' other professionals and such other Entities as may be described in the Plan Supplement.

                  As a result of the Litigation Trust Claims being deemed to be assets of ENE, holders of Allowed Intercompany Claim and Allowed Guaranty Claims against ENE will share in any recoveries on Litigation Trust Claims as Creditors of ENE. Creditors of ENE's subsidiaries without Enron Guaranty Claims will nevertheless share in potential recoveries on Litigation Trust Claims (i) to the extent the value of ENE's assets are conveyed to such Creditor indirectly by virtue of distributions made on account of Allowed Intercompany Claims and (ii) by virtue of ENE's contribution to the modified substantive consolidation scenario that forms the basis of the 30/70 formula for distributions.

                  In addition, the Plan will reallocate a portion of the distributions to be made on account of Allowed Enron Guaranty Claims resulting from recoveries on Litigation Trust Claims in accordance with the following formula: (a) 80% of such distributions will be retained by holders of such Allowed Enron Guaranty Claims and (b) 20% of such distributions will be deemed redistributed to holders of General Unsecured Claims against the subsidiary Debtor that is the primary obligor corresponding to such Allowed Enron Guaranty Claims; provided, however, that, to the extent a holder of an Allowed Enron Guaranty Claim also holds a General Unsecured Claim for the primary obligation against the subsidiary Debtor, such General Unsecured Claim will be excluded from the redistribution under part (b) above.

                  At this time, the Debtors are unable to prepare a valuation of the causes of action to be transferred to and prosecuted by the Litigation Trust. Any such valuation would be highly speculative and unreliable, however, such a valuation is required in order to determine the distribution of any recoveries on the Litigation Trust Claims to the Debtors and their respective Creditors. Accordingly, the Debtors are unable to estimate these distributions at this time.

                  To the extent the Litigation Trust is formed, (a) the board of directors of Reorganized ENE and, unless previously dissolved, the Creditors' Committee shall undertake a valuation to determine whether the aggregate distributions of Plan Currency, Litigation Trust Interests and Special Litigation Trust Interests (to the extent either or both trusts are formed) would permit distributions to be made to holders of Allowed Subordinated Claims, Enron Preferred Equity Interests and/or Enron Common Equity Interests and (b) within thirty days following the transfer of assets into the Litigation Trust, the Litigation Trust Board shall undertake a valuation of the assets transferred into such trust. Refer to Section XI.A, "Litigation Trust" for additional information regarding this trust, valuation and reporting for federal income tax purposes. The Plan contemplates that income or gain, if any, generated from the prosecution or settlement of causes of action by the Litigation Trust will not be taxable at the trust level, but will flow through to the holders of Litigation Trust Interests.

         10. Special Litigation Trust Claims (consisting of all claims and causes of action, including avoidance actions, commenced by or on behalf of the Debtors or the Debtors' estates against those current or former insiders of the Debtors named as defendants in Montgomery County Litigation and claims of a similar nature against insiders and former insiders) will be deemed to be assets of ENE and treated in the same manner as Litigation Trust Claims.

                  At this time, the Debtors are unable to prepare a valuation of the causes of action to be transferred to and prosecuted by the Special Litigation Trust. Any such valuation would be highly speculative and unreliable, however, such a valuation is required in order to determine the distribution of any recoveries on the Special Litigation Trust Claims to the Debtors and their respective Creditors. Accordingly, the Debtors are unable to estimate these distributions at this time.

                  To the extent the Special Litigation Trust is formed, (a) the board of directors of Reorganized ENE and, unless previously dissolved, the Creditors' Committee shall undertake a valuation to determine whether the aggregate distributions of Plan Currency, Litigation Trust Interests and Special Litigation Trust Interests (to the extent either or both trusts are formed) would permit distributions to be made to holders of Allowed Subordinated Claims, Enron Preferred Equity Interests and/or Enron Common Equity Interests and (b) within thirty days following the transfer of assets into the Special Litigation Trust, the Special Litigation Trust Board shall undertake a valuation of the assets transferred into such trust.. Refer to Section XI.B, "Special Litigation Trust" for additional information regarding this trust, valuation and reporting for federal income tax purposes. The Plan contemplates that income or gain, if any, generated from the prosecution or settlement of causes of action by the Special Litigation Trust will not be taxable at the trust level, but will flow through to the holders of Special Litigation Trust Interests.

D.       SCHEDULES OF ESTIMATED RECOVERIES

APPENDIX P:  TABLE OF GENERAL UNSECURED CLAIM RECOVERIES

                                                               Estimated Components of Distribution on Hypothetical $1,000,000 Claim
                                                               ---------------------------------------------------------------------
                                                                                                                  CROSS      CROSS
                                                                           PGE       PGE      PRISMA    PRISMA    COUNTRY   COUNTRY
                                             CLAIM  ESTIMATED             SHARES    SHARES    SHARES    SHARES    SHARES     SHARES
                 DEBTOR NAME                 CLASS  RECOVERY %   CASH       #          $        #          $        #          $
------------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                  3     30.9%    $ 204,586   1,818   $ 37,172    1,163   $ 23,705    2,181    $ 43,339
Enron Corp.                                     4     17.4%    $ 111,168   1,088   $ 22,244      696   $ 14,185    1,305    $ 25,934
Enron North America Corp.                       5     20.1%    $ 140,361   1,063   $ 21,732      680   $ 13,859    1,275    $ 25,337
Enron Power Marketing, Inc.                     6     22.9%    $ 159,339   1,206   $ 24,670      772   $ 15,733    1,448    $ 28,763
PBOG Corp.                                      7     75.6%    $ 500,929   4,451   $ 91,016    2,847   $ 58,042    5,340    $106,114
Smith Street Land Company                       8     13.3%    $  88,434     786   $ 16,068      503   $ 10,247      943    $ 18,734
Enron Broadband Services, Inc.                  9     12.3%    $  81,213     722   $ 14,756      462   $  9,410      866    $ 17,204
Enron Energy Services Operations, Inc.         10     16.1%    $ 106,903     950   $ 19,424      607   $ 12,387    1,140    $ 22,646
Enron Energy Marketing Corp.                   11     24.1%    $ 159,433   1,417   $ 28,968      906   $ 18,473    1,700    $ 33,773
Enron Energy Services, Inc.                    12     19.7%    $ 130,801   1,162   $ 23,766      743   $ 15,156    1,394    $ 27,708
Enron Energy Services, LLC                     13     22.7%    $ 150,649   1,338   $ 27,372      856   $ 17,456    1,606    $ 31,913
Enron Transportation Services Company          14     75.7%    $ 757,208      NA         NA       NA         NA       NA          NA
BAM Lease Company                              15      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
Enron Asset Holdings, L.P.                     16      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
Enron Gas Liquids, Inc.                        17     11.2%    $  78,297     593   $ 12,123      379   $  7,731      711    $ 14,134
Enron Global Markets LLC                       18      5.7%    $  39,892     302   $  6,176      193   $  3,939      362    $  7,201
Enron Net Works LLC                            19     14.9%    $  99,031     880   $ 17,994      563   $ 11,475    1,056    $ 20,978
Enron Industrial Markets LLC                   20      5.7%    $  39,892     302   $  6,176      193   $  3,939      362    $  7,201
Operational Energy Corp.                       21     14.3%    $  94,955     844   $ 17,253      540   $ 11,002    1,012    $ 20,115
Enron Engineering & Construction Company       22     17.2%    $ 113,925   1,012   $ 20,700      647   $ 13,200    1,215    $ 24,133
Enron Engineering & Operational
  Services Company                             23      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
Garden State Paper Company, LLC                24      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
Palm Beach Development Company, L.L.C.         25      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
Tenant Services, Inc.                          26     15.9%    $ 105,129     934   $ 19,101      597   $ 12,181    1,121    $ 22,270
Enron Energy Information Solutions, Inc.       27     17.8%    $ 118,000   1,048   $ 21,440      671   $ 13,673    1,258    $ 24,997
EESO Merchant Investments, Inc.                28     44.6%    $ 295,335   2,624   $ 53,661    1,678   $ 34,220    3,149    $ 62,562
Enron Federal Solutions, Inc.                  29     11.8%    $  78,333     696   $ 14,233      445   $  9,076      835    $ 16,594
Enron Freight Markets Corp.                    30     21.4%    $ 142,009   1,262   $ 25,802      807   $ 16,455    1,514    $ 30,083
Enron Broadband Services, L.P.                 31      9.0%    $  59,400     528   $ 10,793      338   $  6,883      633    $ 12,583
Enron Energy Services North America, Inc.      32     12.6%    $  83,146     739   $ 15,107      472   $  9,634      886    $ 17,613
Enron LNG Marketing LLC                        33     75.7%    $ 501,662   4,457   $ 91,149    2,851   $ 58,127    5,348    $106,270
Calypso Pipeline LLC                           34     75.7%    $ 501,662   4,457   $ 91,149    2,851   $ 58,127    5,348    $106,270
Enron Global LNG LLC                           35     75.7%    $ 501,662   4,457   $ 91,149    2,851   $ 58,127    5,348    $106,270
Enron International Fuel Management Company    36      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
Enron Natural Gas Marketing Corp.              37     23.9%    $ 166,910   1,264   $ 25,843      808   $ 16,480    1,516    $ 30,129
ENA Upstream Company, LLC                      38      5.9%    $  41,137     311   $  6,369      199   $  4,062      374    $  7,426
Enron Liquid Fuels, Inc.                       39     10.1%    $  67,117     596   $ 12,195      381   $  7,777      716    $ 14,218
Enron LNG Shipping Company                     40     75.7%    $ 501,662   4,457   $ 91,149    2,851   $ 58,127    5,348    $106,270
ENA Property & Services Corp.                  41      9.2%    $  60,887     541   $ 11,063      346   $  7,055      649    $ 12,898
Enron Capital & Trade Resources
  International Corp                           42     25.6%    $ 178,855   1,354   $ 27,692      866   $ 17,660    1,625    $ 32,286
Enron Communications Leasing Corp.             43     19.3%    $ 127,715   1,135   $ 23,205      726   $ 14,798    1,362    $ 27,054
Enron Wind Corp.                               44                         See Recovery Under EREC V
Enron Wind Systems, Inc.                       45                         See Recovery Under EREC I
Enron Wind Energy Systems Corp.                46                        See Recovery Under EREC III
Enron Wind Maintenance Corp.                   47                         See Recovery Under EREC IV
Enron Wind Constructors Corp.                  48                         See Recovery Under EREC II
EREC Subsidiary I, LLC                         49     50.0%    $ 331,528   2,946   $ 60,237    1,884   $ 38,414    3,534    $ 70,229
EREC Subsidiary II, LLC                        50     44.5%    $ 294,840   2,620   $ 53,571    1,675   $ 34,163    3,143    $ 62,458
EREC Subsidiary III, LLC                       51     46.7%    $ 309,084   2,746   $ 56,159    1,756   $ 35,813    3,295    $ 65,475
EREC Subsidiary IV, LLC                        52      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
EREC Subsidiary V, LLC                         53     31.5%    $ 208,734   1,855   $ 37,926    1,186   $ 24,186    2,225    $ 44,217
Intratex Gas Company                           54      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
Enron Processing Properties, Inc.              55      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
Enron Methanol Company                         56      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
Enron Ventures Corp.                           57     14.6%    $  96,861     861   $ 17,599      550   $ 11,223    1,033    $ 20,519
Enron Mauritius Company                        58      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
Enron India Holdings Ltd.                      59      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
Offshore Power Production C.V.                 60     75.7%    $ 501,662   4,457   $ 91,149    2,851   $ 58,127    5,348    $106,270
The New Energy Trading Company                 61     75.7%    $ 501,662   4,457   $ 91,149    2,851   $ 58,127    5,348    $106,270
EES Service Holdings, Inc.                     62     42.1%    $ 278,884   2,478   $ 50,672    1,585   $ 32,314    2,973    $ 59,077
Enron Wind Development Corp.                   63     73.5%    $ 486,622   4,324   $ 88,417    2,765   $ 56,385    5,188    $103,084
ZWHC LLC                                       64     75.7%    $ 501,662   4,457   $ 91,149    2,851   $ 58,127    5,348    $106,270
Zond Pacific, Inc.                             65      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
Enron Reserve Acquisition Corp.                66     22.9%    $ 159,806   1,210   $ 24,743      774   $ 15,779    1,452    $ 28,847
National Energy Production Corporation         67      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
Enron Power & Industrial
  Construction Company                         68      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
NEPCO Power Procurement Company                69      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
NEPCO Services International, Inc.             70      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
San Juan Gas Company, Inc.                     71      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
EBF LLC                                        72     75.7%    $ 501,662   4,457   $ 91,149    2,851   $ 58,127    5,348    $106,270
Zond Minnesota Construction Company LLC        73     38.3%    $ 253,458   2,252   $ 46,052    1,440   $ 29,368    2,702    $ 53,691
Enron Fuels International, Inc.                74     20.5%    $ 136,032   1,209   $ 24,716      773   $ 15,762    1,450    $ 28,816
E Power Holdings Corp.                         75     46.8%    $ 309,912   2,754   $ 56,310    1,761   $ 35,909    3,304    $ 65,650
EFS Construction Management Services, Inc.     76      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
Enron Management, Inc.                         77     11.8%    $  78,196     695   $ 14,208      444   $  9,061      834    $ 16,565
Enron Expat Services  Inc.                     78     24.0%    $ 159,171   1,414   $ 28,921      905   $ 18,443    1,697    $ 33,718
Artemis Associates LLC                         79     17.8%    $ 118,239   1,051   $ 21,483      672   $ 13,700    1,261    $ 25,047
Clinton Energy Management Services, Inc.       80     20.8%    $ 137,979   1,226   $ 25,070      784   $ 15,988    1,471    $ 29,229
LINGTEC Constructors L.P.                      81     11.0%    $  73,026     649   $ 13,268      415   $  8,462      779    $ 15,470
EGS New Ventures Corp.                         82      7.0%    $  46,371     412   $  8,425      264   $  5,373      494    $  9,823
Louisiana Gas Marketing Company                83      8.8%    $  58,316     518   $ 10,596      331   $  6,757      622    $ 12,353
Louisiana Resources Company                    84     16.1%    $ 106,779     949   $ 19,401      607   $ 12,372    1,138    $ 22,620
LGMI,  Inc.                                    85     13.5%    $  89,716     797   $ 16,301      510   $ 10,395      956    $ 19,005
LRCI, Inc.                                     86     15.3%    $ 101,128     899   $ 18,375      575   $ 11,718    1,078    $ 21,423
Enron Communications Group, Inc.               87      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
EnRock Management, LLC                         88      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
ECI-Texas L.P.                                 89     75.7%    $ 501,662   4,457   $ 91,149    2,851   $ 58,127    5,348    $106,270
EnRock LP                                      90     75.7%    $ 501,662   4,457   $ 91,149    2,851   $ 58,127    5,348    $106,270
ECI-Nevada Corp.                               91     25.1%    $ 166,556   1,480   $ 30,262      946   $ 19,299    1,776    $ 35,283
Enron Alligator Alley Pipeline Company         92      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
Enron Wind Storm Lake I LLC                    93      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
ECT Merchant Investments Corp.                 94     75.4%    $ 499,320   4,436   $ 90,724    2,837   $ 57,856    5,323    $105,774
EnronOnline, LLC                               95     16.6%    $ 110,238     979   $ 20,030      626   $ 12,773    1,175    $ 23,352
St. Charles Development Company, L.L.C.        96      5.7%    $  37,901     337   $  6,886      215   $ 4,392      404     $  8,029
Calcasieu Development Company, L.L.C.          97      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
Calvert City Power I, L.L.C.                   98      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
Enron ACS, Inc.                                99      5.7%    $  37,901     337   $  6,886      215   $  4,392      404    $  8,029
LOA, Inc.                                     100     40.3%    $ 266,761   2,370   $ 48,469    1,516   $ 30,910    2,844    $ 56,510


                                                TOTAL    ESTIMATED
                                              ESTIMATED    CLAIM
                 DEBTOR NAME                   $ VALUE     COUNTS
-------------------------------------------  ---------------------
Enron Metals & Commodity Corp.                $ 308,803     50-100
Enron Corp.                                   $ 173,530  2000-2200
Enron North America Corp.                     $ 201,289  1000-1200
Enron Power Marketing, Inc.                   $ 228,505    150-200
PBOG Corp.                                    $ 756,102    5 -- 15
Smith Street Land Company                     $ 133,483   10 -- 20
Enron Broadband Services, Inc.                $ 122,582    150-200
Enron Energy Services Operations, Inc.        $ 161,360    200-250
Enron Energy Marketing Corp.                  $ 240,648     50-100
Enron Energy Services, Inc.                   $ 197,432    250-300
Enron Energy Services, LLC                    $ 227,390      15-25
Enron Transportation Services Company         $ 757,208      15-25
BAM Lease Company                             $  57,208   10 -- 20
Enron Asset Holdings, L.P.                    $  57,208     5-- 15
Enron Gas Liquids, Inc.                       $ 112,284     50-100
Enron Global Markets LLC                      $  57,208      35-45
Enron Net Works LLC                           $ 149,478    100-150
Enron Industrial Markets LLC                  $  57,208      20-30
Operational Energy Corp.                      $ 143,325      15-25
Enron Engineering & Construction Company      $ 171,958      30-40
Enron Engineering & Operational
  Services Company                            $  57,208    5 -- 15
Garden State Paper Company, LLC               $  57,208    100-150
Palm Beach Development Company, L.L.C.        $  57,208    5 -- 15
Tenant Services, Inc.                         $ 158,682    5 -- 15
Enron Energy Information Solutions, Inc.      $ 178,109    5 -- 15
EESO Merchant Investments, Inc.               $ 445,779    5 -- 15
Enron Federal Solutions, Inc.                 $ 118,235    5 -- 15
Enron Freight Markets Corp.                   $ 214,349   10 -- 20
Enron Broadband Services, L.P.                $  89,659      15-25
Enron Energy Services North America, Inc.     $ 125,501     50-100
Enron LNG Marketing LLC                       $ 757,208    5 -- 15
Calypso Pipeline LLC                          $ 757,208   10 -- 20
Enron Global LNG LLC                          $ 757,208    5 -- 15
Enron International Fuel Management Company   $  57,208    5 -- 15
Enron Natural Gas Marketing Corp.             $ 239,362      15-25
ENA Upstream Company, LLC                     $  58,994     50-100
Enron Liquid Fuels, Inc.                      $ 101,307      30-40
Enron LNG Shipping Company                    $ 757,208    5 -- 15
ENA Property & Services Corp.                 $  91,903      45-55
Enron Capital & Trade Resources
  International Corp                          $ 256,493    150-200
Enron Communications Leasing Corp.            $ 192,772   10 -- 20
Enron Wind Corp.
Enron Wind Systems, Inc.
Enron Wind Energy Systems Corp.
Enron Wind Maintenance Corp.
Enron Wind Constructors Corp.
EREC Subsidiary I, LLC                        $ 500,408    5 -- 15
EREC Subsidiary II, LLC                       $ 445,031    5 -- 15
EREC Subsidiary III, LLC                      $ 466,532    5 -- 15
EREC Subsidiary IV, LLC                       $  57,208    5 -- 15
EREC Subsidiary V, LLC                        $ 315,064     40--60
Intratex Gas Company                          $  57,208    10 --20
Enron Processing Properties, Inc.             $  57,208    5 -- 15
Enron Methanol Company                        $  57,208      15-25
Enron Ventures Corp.                          $ 146,202    5 -- 15
Enron Mauritius Company                       $  57,208      15-25
Enron India Holdings Ltd.                     $  57,208    10 --20
Offshore Power Production C.V.                $ 757,208    10 --20
The New Energy Trading Company                $ 757,208       0-10
EES Service Holdings, Inc.                    $ 420,947    5 -- 15
Enron Wind Development Corp.                  $ 734,508    10 --20
ZWHC LLC                                      $ 757,208       0-10
Zond Pacific, Inc.                            $  57,208       0-10
Enron Reserve Acquisition Corp.               $ 229,175      15-25
National Energy Production Corporation        $  57,208    100-150
Enron Power & Industrial
  Construction Company                        $  57,208      20-30
NEPCO Power Procurement Company               $  57,208      20-30
NEPCO Services International, Inc.            $  57,208       0-10
San Juan Gas Company, Inc.                    $  57,208      15-25
EBF LLC                                       $ 757,208    5 -- 15
Zond Minnesota Construction Company LLC       $ 382,569       0-10
Enron Fuels International, Inc.               $ 205,327    5 -- 15
E Power Holdings Corp.                        $ 467,782    5 -- 15
EFS Construction Management Services, Inc.    $  57,208      25-35
Enron Management, Inc.                        $ 118,029   10 -- 20
Enron Expat Services  Inc.                    $ 240,253    5 -- 15
Artemis Associates LLC                        $ 178,470    5 -- 15
Clinton Energy Management Services, Inc.      $ 208,266   10 -- 20
LINGTEC Constructors L.P.                     $ 110,226    5 -- 15
EGS New Ventures Corp.                        $  69,992    5 -- 15
Louisiana Gas Marketing Company               $  88,023    5 -- 15
Louisiana Resources Company                   $ 161,172       0-10
LGMI,  Inc.                                   $ 135,417    5 -- 15
LRCI, Inc.                                    $ 152,643       0-10
Enron Communications Group, Inc.              $  57,208       0-10
EnRock Management, LLC                        $  57,208       0-10
ECI-Texas L.P.                                $ 757,208       0-10
EnRock LP                                     $ 757,208       0-10
ECI-Nevada Corp.                              $ 251,400       0-10
Enron Alligator Alley Pipeline Company        $  57,208       0-10
Enron Wind Storm Lake I LLC                   $  57,208       0-10
ECT Merchant Investments Corp.                $ 753,674   10 -- 20
EnronOnline, LLC                              $ 166,393       0-10
St. Charles Development Company, L.L.C.       $  57,208       0-10
Calcasieu Development Company, L.L.C.         $  57,208       0-10
Calvert City Power I, L.L.C.                  $  57,208       0-10
Enron ACS, Inc.                               $  57,208       0-10
LOA, Inc.                                     $ 402,650       0-10

                                                               Estimated Components of Distribution on Hypothetical $1,000,000 Claim
                                                               ---------------------------------------------------------------------
                                                                                                                  CROSS     CROSS
                                                                            PGE        PGE    PRISMA    PRISMA   COUNTRY   COUNTRY
                                             CLAIM  ESTIMATED              SHARES    SHARES   SHARES    SHARES    SHARES    SHARES
                       DEBTOR NAME           CLASS  RECOVERY %    CASH        #         $        #        $           #       $
------------------------------------------------------------------------------------------------------------------------------------
Enron India LLC                               101      7.0%     $  46,119     410   $  8,380    262   $   5,344     492   $   9,770
Enron International Inc.                      102      5.7%     $  37,961     337   $  6,897    216   $   4,399     405   $   8,041
Enron International Holdings Corp.            103     11.8%     $  78,493     697   $ 14,262    446   $   9,095     837   $  16,628
Enron Middle East  LLC                        104      7.6%     $  50,044     445   $  9,093    284   $   5,799     534   $  10,601
Enron WarpSpeed Services, Inc.                105      5.7%     $  37,901     337   $  6,886    215   $   4,392     404   $   8,029
Modulus Technologies, Inc.                    106     75.7%     $ 501,662   4,457   $ 91,149  2,851   $  58,127   5,348   $ 106,270
Enron Telecommunications, Inc.                107      5.7%     $  37,901     337   $  6,886    215   $   4,392     404   $   8,029
DataSystems Group, Inc.                       108      5.7%     $  37,901     337   $  6,886    215   $   4,392     404   $   8,029
Risk Management & Trading Corp.               109     75.7%     $ 501,662   4,457   $ 91,149  2,851   $  58,127   5,348   $ 106,270
Omicron Enterprises, Inc.                     110      5.7%     $  37,901     337   $  6,886    215   $   4,392     404   $   8,029
EFS I, Inc.                                   111     56.4%     $ 373,797   3,321   $ 67,917  2,124   $  43,312   3,985   $  79,183
EFS II, Inc.                                  112      5.7%     $  37,901     337   $  6,886    215   $   4,392     404   $   8,029
EFS III, Inc.                                 113     75.7%     $ 501,662   4,457   $ 91,149  2,851   $  58,127   5,348   $ 106,270
EFS V, Inc.                                   114     75.7%     $ 501,662   4,457   $ 91,149  2,851   $  58,127   5,348   $ 106,270
EFS VI, L.P.                                  115      5.7%     $  37,901     337   $  6,886    215   $   4,392     404   $   8,029
EFS VII, Inc.                                 116      5.7%     $  37,901     337   $  6,886    215   $   4,392     404   $   8,029
EFS IX, Inc.                                  117     75.7%     $ 501,662   4,457   $ 91,149  2,851   $  58,127   5,348   $ 106,270
EFS X, Inc.                                   118      5.7%     $  37,901     337   $  6,886    215   $   4,392     404   $   8,029
EFS XI, Inc.                                  119      5.9%     $  39,052     347   $  7,096    222   $   4,525     416   $   8,273
EFS XII, Inc.                                 120      9.5%     $  62,623     556   $ 11,378    356   $   7,256     668   $  13,266
EFS XV, Inc.                                  121      5.7%     $  37,901     337   $  6,886    215   $   4,392     404   $   8,029
EFS XVII, Inc.                                122     75.7%     $ 501,662   4,457   $ 91,149  2,851   $  58,127   5,348   $ 106,270
Jovinole Associates                           123      5.7%     $  37,901     337   $  6,886    215   $   4,392     404   $   8,029
EFS Holdings, Inc.                            124     18.6%     $ 123,120   1,094   $ 22,370    700   $  14,266   1,313   $  26,081
Enron Operations Services Corp. (ETS)         125     21.9%     $ 145,198   1,290   $ 26,382    825   $  16,824   1,548   $  30,758
Green Power Partners I  LLC                   126     75.7%     $ 501,662   4,457   $ 91,149  2,851   $  58,127   5,348   $ 106,270
TLS Investors, L.L.C.                         127     24.7%     $ 163,731   1,455   $ 29,749    930   $  18,971   1,746   $  34,684
ECT Securities Limited Partnership            128      9.6%     $  63,640     565   $ 11,563    362   $   7,374     678   $  13,481
ECT Securities LP Corp.                       129      5.7%     $  37,901     337   $  6,886    215   $   4,392     404   $   8,029
ECT Securities GP Corp.                       130      5.7%     $  37,901     337   $  6,886    215   $   4,392     404   $   8,029
KUCC Cleburne, LLC                            131      5.7%     $  37,901     337   $  6,886    215   $   4,392     404   $   8,029
Enron International Asset Management Corp.    132     75.7%     $ 501,662   4,457   $ 91,149  2,851   $  58,127   5,348   $ 106,270
Enron Brazil Power Holdings XI  Ltd.          133      5.7%     $  37,901     337   $  6,886    215   $   4,392     404   $   8,029
Enron Holding Company  L.L.C.                 134     75.7%     $ 501,662   4,457   $ 91,149  2,851   $  58,127   5,348   $ 106,270
Enron Development Management  Ltd.            135     75.7%     $ 501,662   4,457   $ 91,149  2,851   $  58,127   5,348   $ 106,270
Enron International Korea Holdings Corp.      136     75.7%     $ 501,662   4,457   $ 91,149  2,851   $  58,127   5,348   $ 106,270
Enron Caribe VI Holdings  Ltd.                137      5.7%     $  37,901     337   $  6,886    215   $   4,392     404   $   8,029
Enron International Asia Corp.                138     75.7%     $ 501,662   4,457   $ 91,149  2,851   $  58,127   5,348   $ 106,270
Enron Brazil Power Investments XI Ltd.        139      5.7%     $  37,901     337   $  6,886    215   $   4,392     404   $   8,029
Paulista Electrical Distribution, L.L.C.      140      5.7%     $  37,901     337   $  6,886    215   $   4,392     404   $   8,029
Enron Pipeline Construction Services
 Company                                      141     75.7%     $ 501,662   4,457   $ 91,149  2,851   $  58,127   5,348   $ 106,270
Enron Pipeline Services Company               142      5.7%     $  37,901     337   $  6,886    215   $   4,392     404   $   8,029
Enron Trailblazer Pipeline Company            143     75.7%     $ 501,662   4,457   $ 91,149  2,851   $  58,127   5,348   $ 106,270
Enron Liquid Services Corp.                   144     75.7%     $ 501,662   4,457   $ 91,149  2,851   $  58,127   5,348   $ 106,270
Enron Machine and Mechanical Services, Inc.   145      8.2%     $  54,595     485   $  9,920    310   $   6,326     582   $  11,565
Enron Commercial Finance Ltd.                 146     75.7%     $ 501,662   4,457   $ 91,149  2,851   $  58,127   5,348   $ 106,270
Enron Permian Gathering Inc.                  147     75.7%     $ 501,662   4,457   $ 91,149  2,851   $  58,127   5,348   $ 106,270
Transwestern Gathering Company                148     75.7%     $ 501,662   4,457   $ 91,149  2,851   $  58,127   5,348   $ 106,270
Enron Gathering Company                       149      5.7%     $  37,901     337   $  6,886    215   $   4,392     404   $   8,029
EGP Fuels Company                             150      5.8%     $  38,521     342   $  6,999    219   $   4,463     411   $   8,160
Enron Asset Management Resources, Inc.        151      5.7%     $  37,901     337   $  6,886    215   $   4,392     404   $   8,029
Enron Brazil Power Holdings I Ltd.            152     22.0%     $ 145,961   1,297   $ 26,520    829   $  16,912   1,556   $  30,920
Enron do Brazil Holdings Ltd.                 153     12.6%     $  83,164     739   $ 15,111    473   $   9,636     887   $  17,617
Enron Wind Storm Lake II LLC                  154      5.7%     $  37,901     337   $  6,886    215   $   4,392     404   $   8,029
Enron Renewable Energy Corp.                  155      9.5%     $  62,808     558   $ 11,412    357   $   7,278     670   $  13,305
Enron Acquisition III Corp.                   156     21.1%     $ 139,558   1,240   $ 25,357    793   $  16,171   1,488   $  29,563
Enron Wind Lake Benton LLC                    157     13.7%     $  90,737     806   $ 16,487    516   $  10,514     967   $  19,221
Superior Construction Company                 158     19.8%     $ 131,326   1,167   $ 23,861    746   $  15,217   1,400   $  27,819
EFS IV, Inc.                                  159     27.6%     $ 182,753   1,624   $ 33,205  1,039   $  21,176   1,948   $  38,714
EFS VIII, Inc.                                160     42.9%     $ 284,280   2,526   $ 51,652  1,615   $  32,939   3,031   $  60,221
EFS XIII, Inc.                                161     75.7%     $ 501,662   4,457   $ 91,149  2,851   $  58,127   5,348   $ 106,270
Enron Credit  Inc.                            162      9.6%     $  63,852     567   $ 11,602    363   $   7,398     681   $  13,526
Enron Power Corp.                             163     31.5%     $ 208,394   1,852   $ 37,864  1,184   $  24,147   2,222   $  44,145
Richmond Power Enterprise, L.P.               164      5.7%     $  37,901     337   $  6,886    215   $   4,392     404   $   8,029
ECT Strategic Value Corp.                     165     13.1%     $  87,070     774   $ 15,820    495   $  10,089     928   $  18,444
Enron Development Funding Ltd.                166     20.1%     $ 133,251   1,184   $ 24,211    757   $  15,440   1,421   $  28,227
Atlantic Commercial Finance, Inc.             167     13.7%     $  91,023     809   $ 16,539    517   $  10,547     970   $  19,282
The Protane Corporation                       168     75.7%     $ 501,662   4,457   $ 91,149  2,851   $  58,127   5,348   $ 106,270
Enron Asia Pacific/ Africa/ China LLC         169     33.0%     $ 218,840   1,944   $ 39,762  1,244   $  25,357   2,333   $  46,358
Enron Development Corp.                       170     17.7%     $ 117,168   1,041   $ 21,289    666   $  13,576   1,249   $  24,820
ET Power 3 LLC                                171     75.7%     $ 501,662   4,457   $ 91,149  2,851   $  58,127   5,348   $ 106,270
Nowa Sarzyna Holding B.V.                     172     75.7%     $ 501,662   4,457   $ 91,149  2,851   $  58,127   5,348   $ 106,270
Enron South America LLC                       173     26.2%     $ 173,474   1,541   $ 31,519    986   $  20,100   1,849   $  36,748
Enron Global Power & Pipelines L.L.C.         174     56.5%     $ 374,049   3,323   $ 67,963  2,126   $  43,341   3,988   $  79,237
Cabazon Power Partners, LLC                   175     75.7%     $ 501,662   4,457   $ 91,149  2,851   $  58,127   5,348   $ 106,270
Cabazon Holdings  LLC                         176     75.7%     $ 501,662   4,457   $ 91,149  2,851   $  58,127   5,348   $ 106,270
Enron Caribbean Basin LLC                     177     16.5%     $ 109,084     969   $ 19,820    620   $  12,639   1,163   $  23,108
Victory Garden Power Partners I L.L.C.        178     75.7%     $ 501,662   4,457   $ 91,149  2,851   $  58,127   5,348   $ 106,270
Oswego Cogen Company, LLC                     179      8.3%     $  55,156     490   $ 10,022    313   $   6,391     588   $  11,684
Enron Equipment Procurement Company           180     19.1%     $ 126,693   1,126   $ 23,019    720   $  14,680   1,351   $  26,838
Portland General Holdings, Inc.               181     54.8%     $ 548,024   NA        NA      NA         NA       NA        NA
Portland Transition Company, Inc.             182      0.0%     $       -   NA        NA      NA         NA       NA        NA
Enron Corp. Subordinated claims               183      0.0%     $       -       0   $      -      0   $       -       0   $       -
Enron Corp. TOPrS Subordinated claims         184      0.0%     $       -       0   $      -      0   $       -       0   $       -
Enron Corp. Guaranty                          185     14.5%     $  96,016     853   $ 17,446    546   $  11,125   1,024   $  20,340
Enron Wind Company Guaranty                   186     28.6%     $ 189,784   1,686   $ 34,483  1,078   $  21,990   2,023   $  40,203
Enron North America Guaranty                  187     17.3%     $ 114,406   1,016   $ 20,787    650   $  13,256   1,220   $  24,235
Atlantic Commercial Finance, Inc. Guaranty    188     10.9%     $  72,073     640   $ 13,095    410   $   8,351     768   $  15,268
Enron Power Corp. Guaranty                    189     28.6%     $ 189,443   1,683   $ 34,421  1,077   $  21,951   2,020   $  40,131

                                                TOTAL      ESTIMATED
                                              ESTIMATED      CLAIM
                       DEBTOR NAME             $ VALUE      COUNTS
--------------------------------------------------------
Enron India LLC                               $   69,612     5 -- 15
Enron International Inc.                      $   57,298    10 -- 20
Enron International Holdings Corp.            $  118,477        0-10
Enron Middle East  LLC                        $   75,537     5 -- 15
Enron WarpSpeed Services, Inc.                $   57,208        0-10
Modulus Technologies, Inc.                    $  757,208        0-10
Enron Telecommunications, Inc.                $   57,208        0-10
DataSystems Group, Inc.                       $   57,208        0-10
Risk Management & Trading Corp.               $  757,208       30-40
Omicron Enterprises, Inc.                     $   57,208        0-10
EFS I, Inc.                                   $  564,209        0-10
EFS II, Inc.                                  $   57,208        0-10
EFS III, Inc.                                 $  757,208        0-10
EFS V, Inc.                                   $  757,208        0-10
EFS VI, L.P.                                  $   57,208        0-10
EFS VII, Inc.                                 $   57,208        0-10
EFS IX, Inc.                                  $  757,208        0-10
EFS X, Inc.                                   $   57,208     5 -- 15
EFS XI, Inc.                                  $   58,946    10 -- 20
EFS XII, Inc.                                 $   94,523        0-10
EFS XV, Inc.                                  $   57,208        0-10
EFS XVII, Inc.                                $  757,208        0-10
Jovinole Associates                           $   57,208        0-10
EFS Holdings, Inc.                            $  185,838        0-10
Enron Operations Services Corp. (ETS)         $  219,162     5 -- 15
Green Power Partners I  LLC                   $  757,208     5 -- 15
TLS Investors, L.L.C.                         $  247,136        0-10
ECT Securities Limited Partnership            $   96,059        0-10
ECT Securities LP Corp.                       $   57,208        0-10
ECT Securities GP Corp.                       $   57,208        0-10
KUCC Cleburne, LLC                            $   57,208     5 -- 15
Enron International Asset Management Corp.    $  757,208        0-10
Enron Brazil Power Holdings XI  Ltd.          $   57,208        0-10
Enron Holding Company  L.L.C.                 $  757,208        0-10
Enron Development Management  Ltd.            $  757,208        0-10
Enron International Korea Holdings Corp.      $  757,208        0-10
Enron Caribe VI Holdings  Ltd.                $   57,208        0-10
Enron International Asia Corp.                $  757,208        0-10
Enron Brazil Power Investments XI Ltd.        $   57,208        0-10
Paulista Electrical Distribution, L.L.C.      $   57,208        0-10
Enron Pipeline Construction Services Company  $  757,208        0-10
Enron Pipeline Services Company               $   57,208     5 -- 15
Enron Trailblazer Pipeline Company            $  757,208        0-10
Enron Liquid Services Corp.                   $  757,208        0-10
Enron Machine and Mechanical Services, Inc.   $   82,406        0-10
Enron Commercial Finance Ltd.                 $  757,208        0-10
Enron Permian Gathering Inc.                  $  757,208        0-10
Transwestern Gathering Company                $  757,208        0-10
Enron Gathering Company                       $   57,208        0-10
EGP Fuels Company                             $   58,144        0-10
Enron Asset Management Resources, Inc.        $   57,208        0-10
Enron Brazil Power Holdings I Ltd.            $  220,314     5 -- 15
Enron do Brazil Holdings Ltd.                 $  125,528     5 -- 15
Enron Wind Storm Lake II LLC                  $   57,208     5 -- 15
Enron Renewable Energy Corp.                  $   94,803        0-10
Enron Acquisition III Corp.                   $  210,649        0-10
Enron Wind Lake Benton LLC                    $  136,959        0-10
Superior Construction Company                 $  198,223     5 -- 15
EFS IV, Inc.                                  $  275,848       20-30
EFS VIII, Inc.                                $  429,093      50-100
EFS XIII, Inc.                                $  757,208     5 -- 15
Enron Credit  Inc.                            $   96,378        0-10
Enron Power Corp.                             $  314,550     5 -- 15
Richmond Power Enterprise, L.P.               $   57,208        0-10
ECT Strategic Value Corp.                     $  131,423        0-10
Enron Development Funding Ltd.                $  201,129       25-35
Atlantic Commercial Finance, Inc.             $  137,391       15-25
The Protane Corporation                       $  757,208     5 -- 15
Enron Asia Pacific/ Africa/ China LLC         $  330,316    10 -- 20
Enron Development Corp.                       $  176,854     5 -- 15
ET Power 3 LLC                                $  757,208        0-10
Nowa Sarzyna Holding B.V.                     $  757,208        0-10
Enron South America LLC                       $  261,842       15-25
Enron Global Power & Pipelines L.L.C.         $  564,590        0-10
Cabazon Power Partners, LLC                   $  757,208        0-10
Cabazon Holdings  LLC                         $  757,208        0-10
Enron Caribbean Basin LLC                     $  164,651       15-25
Victory Garden Power Partners I L.L.C.        $  757,208        0-10
Oswego Cogen Company, LLC                     $   83,252        0-10
Enron Equipment Procurement Company           $  191,230    10 -- 20
Portland General Holdings, Inc.               $  548,024      50-100
Portland Transition Company, Inc.             $        -        0-10
Enron Corp. Subordinated claims               $        -     100-150
Enron Corp. TOPrS Subordinated claims         $        -        0-10
Enron Corp. Guaranty                          $  144,926     400-450
Enron Wind Company Guaranty                   $  286,459        0-10
Enron North America Guaranty                  $  172,685        0-10
Atlantic Commercial Finance, Inc. Guaranty    $  108,787        0-10
Enron Power Corp. Guaranty                    $  285,946        0-10

APPENDIX P: TABLE OF CONVENIENCE CLASS CLAIM RECOVERIES

                                                                  Estimated Components of Distribution on Hypothetical $50,000 Claim
                                                                  ------------------------------------------------------------------
                                                                                                                   CROSS     CROSS
                                                                               PGE      PGE     PRISMA   PRISMA   COUNTRY   COUNTRY
                                               CLAIM  ESTIMATED               SHARES   SHARES   SHARES   SHARES   SHARES    SHARES
                   DEBTOR NAME                 CLASS  RECOVERY %     CASH       #        $        #        $         #         $
------------------------------------------------------------------------------------------------------------------------------------
Enron Metals & Commodity Corp.                  191     27.8%      $ 13,896     NA       NA       NA       NA        NA        NA
Enron Corp.                                     192     15.6%      $  7,809     NA       NA       NA       NA        NA        NA
Enron North America Corp.                       193     18.1%      $  9,058     NA       NA       NA       NA        NA        NA
Enron Power Marketing, Inc.                     194     20.6%      $ 10,283     NA       NA       NA       NA        NA        NA
PBOG Corp.                                      195     68.0%      $ 34,025     NA       NA       NA       NA        NA        NA
Smith Street Land Company                       196     12.0%      $  6,007     NA       NA       NA       NA        NA        NA
Enron Broadband Services, Inc.                  197     11.0%      $  5,516     NA       NA       NA       NA        NA        NA
Enron Energy Services Operations, Inc.          198     14.5%      $  7,261     NA       NA       NA       NA        NA        NA
Enron Energy Marketing Corp.                    199     21.7%      $ 10,829     NA       NA       NA       NA        NA        NA
Enron Energy Services, Inc.                     200     17.8%      $  8,884     NA       NA       NA       NA        NA        NA
Enron Energy Services, LLC                      201     20.5%      $ 10,233     NA       NA       NA       NA        NA        NA
Enron Transportation Services Company           202     68.1%      $ 34,074     NA       NA       NA       NA        NA        NA
BAM Lease Company                               203      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron Asset Holdings, L.P.                      204      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron Gas Liquids, Inc.                         205     10.1%      $  5,053     NA       NA       NA       NA        NA        NA
Enron Global Markets LLC                        206      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron Net Works LLC                             207     13.5%      $  6,727     NA       NA       NA       NA        NA        NA
Enron Industrial Markets LLC                    208      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Operational Energy Corp.                        209     12.9%      $  6,450     NA       NA       NA       NA        NA        NA
Enron Engineering & Construction Company        210     15.5%      $  7,738     NA       NA       NA       NA        NA        NA
Enron Engineering & Operational Services
  Company                                       211      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Garden State Paper Company, LLC                 212      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Palm Beach Development Company, L.L.C.          213      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Tenant Services, Inc.                           214     14.3%      $  7,141     NA       NA       NA       NA        NA        NA
Enron Energy Information Solutions, Inc.        215     16.0%      $  8,015     NA       NA       NA       NA        NA        NA
EESO Merchant Investments, Inc.                 216     40.1%      $ 20,060     NA       NA       NA       NA        NA        NA
Enron Federal Solutions, Inc.                   217     10.6%      $  5,321     NA       NA       NA       NA        NA        NA
Enron Freight Markets Corp.                     218     19.3%      $  9,646     NA       NA       NA       NA        NA        NA
Enron Broadband Services, L.P.                  219      8.1%      $  4,035     NA       NA       NA       NA        NA        NA
Enron Energy Services North America, Inc.       220     11.3%      $  5,648     NA       NA       NA       NA        NA        NA
Enron LNG Marketing LLC                         221     68.1%      $ 34,074     NA       NA       NA       NA        NA        NA
Calypso Pipeline LLC                            222     68.1%      $ 34,074     NA       NA       NA       NA        NA        NA
Enron Global LNG LLC                            223     68.1%      $ 34,074     NA       NA       NA       NA        NA        NA
Enron International Fuel Management Company     224      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron Natural Gas Marketing Corp.               225     21.5%      $ 10,771     NA       NA       NA       NA        NA        NA
ENA Upstream Company, LLC                       226      5.3%      $  2,655     NA       NA       NA       NA        NA        NA
Enron Liquid Fuels, Inc.                        227      9.1%      $  4,559     NA       NA       NA       NA        NA        NA
Enron LNG Shipping Company                      228     68.1%      $ 34,074     NA       NA       NA       NA        NA        NA
ENA Property & Services Corp.                   229      8.3%      $  4,136     NA       NA       NA       NA        NA        NA
Enron Capital & Trade Resources International
  Corp                                          230     23.1%      $ 11,542     NA       NA       NA       NA        NA        NA
Enron Communications Leasing Corp.              231     17.3%      $  8,675     NA       NA       NA       NA        NA        NA
Enron Wind Corp.                                232                                    See Recovery Under EREC V
Enron Wind Systems, Inc.                        233                                    See Recovery Under EREC I
Enron Wind Energy Systems Corp.                 234                                    See Recovery Under EREC III
Enron Wind Maintenance Corp.                    235                                    See Recovery Under EREC IV
Enron Wind Constructors Corp.                   236                                    See Recovery Under EREC II
EREC Subsidiary I, LLC                          237     45.0%      $ 22,518     NA       NA       NA       NA        NA        NA
EREC Subsidiary II, LLC                         238     40.1%      $ 20,026     NA       NA       NA       NA        NA        NA
EREC Subsidiary III, LLC                        239     42.0%      $ 20,994     NA       NA       NA       NA        NA        NA
EREC Subsidiary IV, LLC                         240      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
EREC Subsidiary V, LLC                          241     28.4%      $ 14,178     NA       NA       NA       NA        NA        NA
Intratex Gas Company                            242      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron Processing Properties, Inc.               243      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron Methanol Company                          244      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron Ventures Corp.                            245     13.2%      $  6,579     NA       NA       NA       NA        NA        NA
Enron Mauritius Company                         246      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron India Holdings Ltd.                       247      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Offshore Power Production C.V.                  248     68.1%      $ 34,074     NA       NA       NA       NA        NA        NA
The New Energy Trading Company                  249     68.1%      $ 34,074     NA       NA       NA       NA        NA        NA
EES Service Holdings, Inc.                      250     37.9%      $ 18,943     NA       NA       NA       NA        NA        NA
Enron Wind Development Corp.                    251     66.1%      $ 33,053     NA       NA       NA       NA        NA        NA
ZWHC LLC                                        252     68.1%      $ 34,074     NA       NA       NA       NA        NA        NA
Zond Pacific, Inc.                              253      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron Reserve Acquisition Corp.                 254     20.6%      $ 10,313     NA       NA       NA       NA        NA        NA
National Energy Production Corporation          255      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron Power & Industrial Construction Company   256      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
NEPCO Power Procurement Company                 257      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
NEPCO Services International, Inc.              258      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
San Juan Gas Company, Inc.                      259      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
EBF LLC                                         260     68.1%      $ 34,074     NA       NA       NA       NA        NA        NA
Zond Minnesota Construction Company LLC         261     34.4%      $ 17,216     NA       NA       NA       NA        NA        NA
Enron Fuels International, Inc.                 262     18.5%      $  9,240     NA       NA       NA       NA        NA        NA
E Power Holdings Corp.                          263     42.1%      $ 21,050     NA       NA       NA       NA        NA        NA
EFS Construction Management Services, Inc.      264      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron Management, Inc.                          265     10.6%      $  5,311     NA       NA       NA       NA        NA        NA
Enron Expat Services  Inc.                      266     21.6%      $ 10,811     NA       NA       NA       NA        NA        NA
Artemis Associates LLC                          267     16.1%      $  8,031     NA       NA       NA       NA        NA        NA
Clinton Energy Management Services, Inc.        268     18.7%      $  9,372     NA       NA       NA       NA        NA        NA
LINGTEC Constructors L.P.                       269      9.9%      $  4,960     NA       NA       NA       NA        NA        NA
EGS New Ventures Corp.                          270      6.3%      $  3,150     NA       NA       NA       NA        NA        NA
Louisiana Gas Marketing Company                 271      7.9%      $  3,961     NA       NA       NA       NA        NA        NA
Louisiana Resources Company                     272     14.5%      $  7,253     NA       NA       NA       NA        NA        NA
LGMI, Inc.                                      273     12.2%      $  6,094     NA       NA       NA       NA        NA        NA
LRCI, Inc.                                      274     13.7%      $  6,869     NA       NA       NA       NA        NA        NA
Enron Communications Group, Inc.                275      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
EnRock Management, LLC                          276      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
ECI-Texas L.P.                                  277     68.1%      $ 34,074     NA       NA       NA       NA        NA        NA
EnRock LP                                       278     68.1%      $ 34,074     NA       NA       NA       NA        NA        NA
ECI-Nevada Corp.                                279     22.6%      $ 11,313     NA       NA       NA       NA        NA        NA
Enron Alligator Alley Pipeline Company          280      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron Wind Storm Lake I LLC                     281      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
ECT Merchant Investments Corp.                  282     67.8%      $ 33,915     NA       NA       NA       NA        NA        NA
EnronOnline, LLC                                283     15.0%      $  7,488     NA       NA       NA       NA        NA        NA
St. Charles Development Company, L.L.C.         284      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Calcasieu Development Company, L.L.C.           285      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Calvert City Power I, L.L.C.                    286      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
Enron ACS, Inc.                                 287      5.1%      $  2,574     NA       NA       NA       NA        NA        NA
LOA, Inc.                                       288     36.2%      $ 18,119     NA       NA       NA       NA        NA        NA

                                                   TOTAL      ESTIMATED
                                                 ESTIMATED      CLAIM
                   DEBTOR NAME                   $ VALUE       COUNTS
----------------------------------------------------------
Enron Metals & Commodity Corp.                   $ 13,896       150-200
Enron Corp.                                      $  7,809     1900-2100
Enron North America Corp.                        $  9,058     1300-1500
Enron Power Marketing, Inc.                      $ 10,283        50-100
PBOG Corp.                                       $ 34,025          0-10
Smith Street Land Company                        $  6,007         20-30
Enron Broadband Services, Inc.                   $  5,516       400-450
Enron Energy Services Operations, Inc.           $  7,261       600-650
Enron Energy Marketing Corp.                     $ 10,829        50-100
Enron Energy Services, Inc.                      $  8,884       450-500
Enron Energy Services, LLC                       $ 10,233       5 -- 15
Enron Transportation Services Company            $ 34,074      10 -- 20
BAM Lease Company                                $  2,574          0-10
Enron Asset Holdings, L.P.                       $  2,574          0-10
Enron Gas Liquids, Inc.                          $  5,053         45-55
Enron Global Markets LLC                         $  2,574       150-200
Enron Net Works LLC                              $  6,727       350-400
Enron Industrial Markets LLC                     $  2,574       100-150
Operational Energy Corp.                         $  6,450        50-100
Enron Engineering & Construction Company         $  7,738       100-150
Enron Engineering & Operational Services
  Company                                        $  2,574          0-10
Garden State Paper Company, LLC                  $  2,574       600-650
Palm Beach Development Company, L.L.C.           $  2,574          0-10
Tenant Services, Inc.                            $  7,141          0-10
Enron Energy Information Solutions, Inc.         $  8,015         15-25
EESO Merchant Investments, Inc.                  $ 20,060          0-10
Enron Federal Solutions, Inc.                    $  5,321          0-10
Enron Freight Markets Corp.                      $  9,646       350-400
Enron Broadband Services, L.P.                   $  4,035      10 -- 20
Enron Energy Services North America, Inc.        $  5,648       100-150
Enron LNG Marketing LLC                          $ 34,074          0-10
Calypso Pipeline LLC                             $ 34,074       5 -- 15
Enron Global LNG LLC                             $ 34,074         30-40
Enron International Fuel Management Company      $  2,574          0-10
Enron Natural Gas Marketing Corp.                $ 10,771          0-10
ENA Upstream Company, LLC                        $  2,655         20-30
Enron Liquid Fuels, Inc.                         $  4,559         40-50
Enron LNG Shipping Company                       $ 34,074          0-10
ENA Property & Services Corp.                    $  4,136       250-300
Enron Capital & Trade Resources International
  Corp                                           $ 11,542        50-100
Enron Communications Leasing Corp.               $  8,675         30-40
Enron Wind Corp.
Enron Wind Systems, Inc.
Enron Wind Energy Systems Corp.
Enron Wind Maintenance Corp.
Enron Wind Constructors Corp.
EREC Subsidiary I, LLC                           $ 22,518         35-55
EREC Subsidiary II, LLC                          $ 20,026          0-20
EREC Subsidiary III, LLC                         $ 20,994         30-50
EREC Subsidiary IV, LLC                          $  2,574          0-20
EREC Subsidiary V, LLC                           $ 14,178         45-65
Intratex Gas Company                             $  2,574          0-10
Enron Processing Properties, Inc.                $  2,574          0-10
Enron Methanol Company                           $  2,574        50-100
Enron Ventures Corp.                             $  6,579          0-10
Enron Mauritius Company                          $  2,574          0-10
Enron India Holdings Ltd.                        $  2,574          0-10
Offshore Power Production C.V.                   $ 34,074          0-10
The New Energy Trading Company                   $ 34,074          0-10
EES Service Holdings, Inc.                       $ 18,943          0-10
Enron Wind Development Corp.                     $ 33,053        50-100
ZWHC LLC                                         $ 34,074          0-10
Zond Pacific, Inc.                               $  2,574          0-10
Enron Reserve Acquisition Corp.                  $ 10,313       5 -- 15
National Energy Production Corporation           $  2,574       150-200
Enron Power & Industrial Construction Company    $  2,574       5 -- 15
NEPCO Power Procurement Company                  $  2,574      10 -- 20
NEPCO Services International, Inc.               $  2,574          0-10
San Juan Gas Company, Inc.                       $  2,574       450-500
EBF LLC                                          $ 34,074          0-10
Zond Minnesota Construction Company LLC          $ 17,216          0-10
Enron Fuels International, Inc.                  $  9,240          0-10
E Power Holdings Corp.                           $ 21,050          0-10
EFS Construction Management Services, Inc.       $  2,574      10 -- 20
Enron Management, Inc.                           $  5,311      10 -- 20
Enron Expat Services  Inc.                       $ 10,811          0-10
Artemis Associates LLC                           $  8,031          0-10
Clinton Energy Management Services, Inc.         $  9,372         15-25
LINGTEC Constructors L.P.                        $  4,960          0-10
EGS New Ventures Corp.                           $  3,150          0-10
Louisiana Gas Marketing Company                  $  3,961          0-10
Louisiana Resources Company                      $  7,253          0-10
LGMI,  Inc.                                      $  6,094          0-10
LRCI, Inc.                                       $  6,869          0-10
Enron Communications Group, Inc.                 $  2,574          0-10
EnRock Management, LLC                           $  2,574          0-10
ECI-Texas L.P.                                   $ 34,074          0-10
EnRock LP                                        $ 34,074          0-10
ECI-Nevada Corp.                                 $ 11,313          0-10
Enron Alligator Alley Pipeline Company           $  2,574          0-10
Enron Wind Storm Lake I LLC                      $  2,574          0-10
ECT Merchant Investments Corp.                   $ 33,915          0-10
EnronOnline, LLC                                 $  7,488         15-25
St. Charles Development Company, L.L.C.          $  2,574          0-10
Calcasieu Development Company, L.L.C.            $  2,574          0-10
Calvert City Power I, L.L.C.                     $  2,574          0-10
Enron ACS, Inc.                                  $  2,574          0-10
LOA, Inc.                                        $ 18,119          0-10

                                                                  Estimated Components of Distribution on Hypothetical $50,000 Claim
                                                                  ------------------------------------------------------------------
                                                                                                                 CROSS    CROSS
                                                                                  PGE     PGE   PRISMA  PRISMA  COUNTRY  COUNTRY
                                              CLAIM  ESTIMATED                  SHARES  SHARES  SHARES  SHARES   SHARES  SHARES
             DEBTOR NAME                      CLASS  RECOVERY %         CASH       #       $       #       $       #        $
------------------------------------------------------------------------------------------------------------------------------------
Enron India LLC                                289      6.3%           $ 3,133    NA      NA      NA      NA      NA       NA
Enron International Inc.                       290      5.2%           $ 2,578    NA      NA      NA      NA      NA       NA
Enron International Holdings Corp.             291     10.7%           $ 5,331    NA      NA      NA      NA      NA       NA
Enron Middle East  LLC                         292      6.8%           $ 3,399    NA      NA      NA      NA      NA       NA
Enron WarpSpeed Services, Inc.                 293      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
Modulus Technologies, Inc.                     294     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Telecommunications, Inc.                 295      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
DataSystems Group, Inc.                        296      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
Risk Management & Trading Corp.                297     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Omicron Enterprises, Inc.                      298      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
EFS I, Inc.                                    299     50.8%           $25,389    NA      NA      NA      NA      NA       NA
EFS II, Inc.                                   300      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
EFS III, Inc.                                  301     68.1%           $34,074    NA      NA      NA      NA      NA       NA
EFS V, Inc.                                    302     68.1%           $34,074    NA      NA      NA      NA      NA       NA
EFS VI, L.P.                                   303      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
EFS VII, Inc.                                  304      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
EFS IX, Inc.                                   305     68.1%           $34,074    NA      NA      NA      NA      NA       NA
EFS X, Inc.                                    306      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
EFS XI, Inc.                                   307      5.3%           $ 2,653    NA      NA      NA      NA      NA       NA
EFS XII, Inc.                                  308      8.5%           $ 4,254    NA      NA      NA      NA      NA       NA
EFS XV, Inc.                                   309      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
EFS XVII, Inc.                                 310     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Jovinole Associates                            311      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
EFS Holdings, Inc.                             312     16.7%           $ 8,363    NA      NA      NA      NA      NA       NA
Enron Operations Services Corp. (ETS)          313     19.7%           $ 9,862    NA      NA      NA      NA      NA       NA
Green Power Partners I  LLC                    314     68.1%           $34,074    NA      NA      NA      NA      NA       NA
TLS Investors, L.L.C.                          315     22.2%           $11,121    NA      NA      NA      NA      NA       NA
ECT Securities Limited Partnership             316      8.6%           $ 4,323    NA      NA      NA      NA      NA       NA
ECT Securities LP Corp.                        317      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
ECT Securities GP Corp.                        318      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
KUCC Cleburne, LLC                             319      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
Enron International Asset Management Corp.     320     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Brazil Power Holdings XI  Ltd.           321      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
Enron Holding Company  L.L.C.                  322     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Development Management  Ltd.             323     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron International Korea Holdings Corp.       324     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Caribe VI Holdings  Ltd.                 325      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
Enron International Asia Corp.                 326     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Brazil Power Investments XI Ltd.         327      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
Paulista Electrical Distribution, L.L.C.       328      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
Enron Pipeline Construction Services Company   329     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Pipeline Services Company                330      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
Enron Trailblazer Pipeline Company             331     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Liquid Services Corp.                    332     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Machine and Mechanical Services, Inc.    333      7.4%           $ 3,708    NA      NA      NA      NA      NA       NA
Enron Commercial Finance Ltd.                  334     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Permian Gathering Inc.                   335     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Transwestern Gathering Company                 336     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Gathering Company                        337      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
EGP Fuels Company                              338      5.2%           $ 2,616    NA      NA      NA      NA      NA       NA
Enron Asset Management Resources, Inc.         339      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
Enron Brazil Power Holdings I Ltd.             340     19.8%           $ 9,914    NA      NA      NA      NA      NA       NA
Enron do Brazil Holdings Ltd.                  341     11.3%           $ 5,649    NA      NA      NA      NA      NA       NA
Enron Wind Storm Lake II LLC                   342      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
Enron Renewable Energy Corp.                   343      8.5%           $ 4,266    NA      NA      NA      NA      NA       NA
Enron Acquisition III Corp.                    344     19.0%           $ 9,479    NA      NA      NA      NA      NA       NA
Enron Wind Lake Benton LLC                     345     12.3%           $ 6,163    NA      NA      NA      NA      NA       NA
Superior Construction Company                  346     17.8%           $ 8,920    NA      NA      NA      NA      NA       NA
EFS IV, Inc.                                   347     24.8%           $12,413    NA      NA      NA      NA      NA       NA
EFS VIII, Inc.                                 348     38.6%           $19,309    NA      NA      NA      NA      NA       NA
EFS XIII, Inc.                                 349     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Credit  Inc.                             350      8.7%           $ 4,337    NA      NA      NA      NA      NA       NA
Enron Power Corp.                              351     28.3%           $14,155    NA      NA      NA      NA      NA       NA
Richmond Power Enterprise, L.P.                352      5.1%           $ 2,574    NA      NA      NA      NA      NA       NA
ECT Strategic Value Corp.                      353     11.8%           $ 5,914    NA      NA      NA      NA      NA       NA
Enron Development Funding Ltd.                 354     18.1%           $ 9,051    NA      NA      NA      NA      NA       NA
Atlantic Commercial Finance, Inc.              355     12.4%           $ 6,183    NA      NA      NA      NA      NA       NA
The Protane Corporation                        356     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Asia Pacific/ Africa/ China LLC          357     29.7%           $14,864    NA      NA      NA      NA      NA       NA
Enron Development Corp.                        358     15.9%           $ 7,958    NA      NA      NA      NA      NA       NA
ET Power 3 LLC                                 359     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Nowa Sarzyna Holding B.V.                      360     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron South America LLC                        361     23.6%           $11,783    NA      NA      NA      NA      NA       NA
Enron Global Power & Pipelines L.L.C.          362     50.8%           $25,407    NA      NA      NA      NA      NA       NA
Portland General Holdings, Inc.                363     49.3%           $24,661    NA      NA      NA      NA      NA       NA
Portland Transition Company, Inc.              364      0.0%           $     -    NA      NA      NA      NA      NA       NA
Enron Corp. Guaranty                           365     13.0%           $ 6,522    NA      NA      NA      NA      NA       NA
Enron Wind Company Guaranty                    366     25.8%           $12,891    NA      NA      NA      NA      NA       NA
Cabazon Power Partners, LLC                    367     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Cabazon Holdings  LLC                          368     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Enron Caribbean Basin LLC                      369     14.8%           $ 7,409    NA      NA      NA      NA      NA       NA
Victory Garden Power Partners I L.L.C.         370     68.1%           $34,074    NA      NA      NA      NA      NA       NA
Oswego Cogen Company, LLC                      371      7.5%           $ 3,746    NA      NA      NA      NA      NA       NA
Enron Equipment Procurement Company            372     17.2%           $ 8,605    NA      NA      NA      NA      NA       NA
Enron North America Guaranty                   373     15.5%           $ 7,771    NA      NA      NA      NA      NA       NA
Atlantic Commercial Finance, Inc. Guaranty     374      9.8%           $ 4,895    NA      NA      NA      NA      NA       NA
Enron Power Corp. Guaranty                     375     25.7%           $12,868    NA      NA      NA      NA      NA       NA

                                                  TOTAL    ESTIMATED
                                                ESTIMATED   CLAIM
             DEBTOR NAME                         $ VALUE    COUNTS
---------------------------------------------------------
Enron India LLC                                  $ 3,133   10 -- 20
Enron International Inc.                         $ 2,578       0-10
Enron International Holdings Corp.               $ 5,331       0-10
Enron Middle East  LLC                           $ 3,399      15-25
Enron WarpSpeed Services, Inc.                   $ 2,574       0-10
Modulus Technologies, Inc.                       $34,074       0-10
Enron Telecommunications, Inc.                   $ 2,574       0-10
DataSystems Group, Inc.                          $ 2,574       0-10
Risk Management & Trading Corp.                  $34,074       0-10
Omicron Enterprises, Inc.                        $ 2,574       0-10
EFS I, Inc.                                      $25,389       0-10
EFS II, Inc.                                     $ 2,574       0-10
EFS III, Inc.                                    $34,074       0-10
EFS V, Inc.                                      $34,074       0-10
EFS VI, L.P.                                     $ 2,574       0-10
EFS VII, Inc.                                    $ 2,574       0-10
EFS IX, Inc.                                     $34,074       0-10
EFS X, Inc.                                      $ 2,574       0-10
EFS XI, Inc.                                     $ 2,653       0-10
EFS XII, Inc.                                    $ 4,254       0-10
EFS XV, Inc.                                     $ 2,574       0-10
EFS XVII, Inc.                                   $34,074       0-10
Jovinole Associates                              $ 2,574       0-10
EFS Holdings, Inc.                               $ 8,363       0-10
Enron Operations Services Corp. (ETS)            $ 9,862    5 -- 15
Green Power Partners I  LLC                      $34,074       0-10
TLS Investors, L.L.C.                            $11,121       0-10
ECT Securities Limited Partnership               $ 4,323       0-10
ECT Securities LP Corp.                          $ 2,574       0-10
ECT Securities GP Corp.                          $ 2,574       0-10
KUCC Cleburne, LLC                               $ 2,574       0-10
Enron International Asset Management Corp.       $34,074       0-10
Enron Brazil Power Holdings XI  Ltd.             $ 2,574       0-10
Enron Holding Company  L.L.C.                    $34,074       0-10
Enron Development Management  Ltd.               $34,074       0-10
Enron International Korea Holdings Corp.         $34,074       0-10
Enron Caribe VI Holdings  Ltd.                   $ 2,574       0-10
Enron International Asia Corp.                   $34,074       0-10
Enron Brazil Power Investments XI Ltd.           $ 2,574       0-10
Paulista Electrical Distribution, L.L.C.         $ 2,574       0-10
Enron Pipeline Construction Services Company     $34,074       0-10
Enron Pipeline Services Company                  $ 2,574    5 -- 15
Enron Trailblazer Pipeline Company               $34,074       0-10
Enron Liquid Services Corp.                      $34,074       0-10
Enron Machine and Mechanical Services, Inc.      $ 3,708       0-10
Enron Commercial Finance Ltd.                    $34,074       0-10
Enron Permian Gathering Inc.                     $34,074       0-10
Transwestern Gathering Company                   $34,074       0-10
Enron Gathering Company                          $ 2,574       0-10
EGP Fuels Company                                $ 2,616       0-10
Enron Asset Management Resources, Inc.           $ 2,574    5 -- 15
Enron Brazil Power Holdings I Ltd.               $ 9,914       0-10
Enron do Brazil Holdings Ltd.                    $ 5,649       0-10
Enron Wind Storm Lake II LLC                     $ 2,574       0-10
Enron Renewable Energy Corp.                     $ 4,266       0-10
Enron Acquisition III Corp.                      $ 9,479       0-10
Enron Wind Lake Benton LLC                       $ 6,163       0-10
Superior Construction Company                    $ 8,920       0-10
EFS IV, Inc.                                     $12,413       0-10
EFS VIII, Inc.                                   $19,309       0-10
EFS XIII, Inc.                                   $34,074       0-10
Enron Credit  Inc.                               $ 4,337       0-10
Enron Power Corp.                                $14,155    5 -- 15
Richmond Power Enterprise, L.P.                  $ 2,574       0-10
ECT Strategic Value Corp.                        $ 5,914       0-10
Enron Development Funding Ltd.                   $ 9,051       0-10
Atlantic Commercial Finance, Inc.                $ 6,183   10 -- 20
The Protane Corporation                          $34,074      15-25
Enron Asia Pacific/ Africa/ China LLC            $14,864      35-45
Enron Development Corp.                          $ 7,958       0-10
ET Power 3 LLC                                   $34,074       0-10
Nowa Sarzyna Holding B.V.                        $34,074       0-10
Enron South America LLC                          $11,783     50-100
Enron Global Power & Pipelines L.L.C.            $25,407       0-10
Portland General Holdings, Inc.                  $24,661       0-10
Portland Transition Company, Inc.                $     -       0-10
Enron Corp. Guaranty                             $ 6,522    5 -- 15
Enron Wind Company Guaranty                      $12,891       0-10
Cabazon Power Partners, LLC                      $34,074       0-10
Cabazon Holdings  LLC                            $34,074       0-10
Enron Caribbean Basin LLC                        $ 7,409     50-100
Victory Garden Power Partners I L.L.C.           $34,074       0-10
Oswego Cogen Company, LLC                        $ 3,746       0-10
Enron Equipment Procurement Company              $ 8,605       0-10
Enron North America Guaranty                     $ 7,771       0-10
Atlantic Commercial Finance, Inc. Guaranty       $ 4,895       0-10
Enron Power Corp. Guaranty                       $12,868       0-10

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